STATEMENT OF ADDITIONAL INFORMATION                                                                                    March 1, 2003
                                                                                                        As revised on April 21, 2003

                                                 AMERICAN SKANDIA ADVISOR FUNDS, INC.
-----------------------------------------------------------------------------------------------------------
Table of Contents                                                                                                               Page
-----------------                                                                                                               ----

--------------------------------------------------------------------------------------------------
This  Statement of Additional  Information  ("SAI") is not a prospectus and should be read in  conjunction  with the Company's  current
Prospectus,  dated March 1, 2003. A copy of the Company's  Prospectus  may be obtained by writing to "American  Skandia  Advisor Funds,
Inc." at P.O. Box 8012, Boston, Massachusetts 02266-8012 or by calling 1-800-SKANDIA.

                                                          GENERAL INFORMATION

..........American Skandia Advisor Funds,  Inc. (the "Company") is an open-end  management  investment  company  comprised of thirty-one investment  portfolios  (each a "Fund" and together the "Funds").  The Company was  established  as a Maryland  corporation on March 5,
1997, and had no business history prior to the Fund's commencement of operations on July 28, 1997.

..........American Skandia Investment Services,  Incorporated  ("ASISI" or the "Investment  Manager") acts as the investment manager for the Funds.  Currently,  ASISI engages the following  sub-advisors  ("Sub-advisor(s)")  for the investment  management of each Fund: (a)
ASAF Strong  International  Equity Fund (formerly,  ASAF AIM  International  Equity Fund),  Strong Capital  Management,  Inc.; (b) ASAF
William Blair  International  Growth Fund  (formerly,  ASAF Janus  Overseas  Growth Fund),  William Blair & Company,  L.L.C.;  (c) ASAF
American  Century  International  Growth Fund  (formerly,  the ASAF T. Rowe Price  International  Equity Fund),  ASAF American  Century
Strategic  Balanced Fund;  American Century  Investment  Management,  Inc.; (d) ASAF PBHG Small-Cap  Growth Fund (formerly,  ASAF Janus
Small-Cap  Growth  Fund);  Pilgrim  Baxter &  Associates,  Ltd.;  (e) ASAF DeAM  International  Equity Fund  (formerly,  ASAF  Founders
International Small Capitalization  Fund), ASAF DeAM Small-Cap Growth Fund,  (formerly,  ASAF Scudder Small-Cap Growth Fund); ASAF DeAM
Large-Cap Growth Fund, ASAF DeAM Large-Cap Value Fund:  Deutsche Asset  Management,  Inc.:  Deutsche Asset  Management,  Inc.; (f) ASAF
Goldman Sachs Mid-Cap Growth Fund (formerly,  ASAF Janus Mid-Cap Growth Fund), ASAF Goldman Sachs  Concentrated  Growth Fund (formerly,
ASAF Janus Capital Growth Fund):  Goldman Sachs Asset  Management;  (g) ASAF Gabelli  Small-Cap  Value Fund, ASAF Gabelli All-Cap Value
Fund:  GAMCO  Investors,  Inc.; (h) ASAF Neuberger  Berman Mid-Cap  Growth Fund,  ASAF Neuberger  Berman Mid-Cap Value Fund:  Neuberger
Berman  Management  Inc.; (i) ASAF Alger All-Cap Growth Fund:  Fred Alger  Management,  Inc.; (j) ASAF INVESCO  Technology  Fund,  ASAF
INVESCO Health Sciences Fund, ASAF INVESCO Capital Income Fund:  INVESCO Funds Group,  Inc.; (k) ASAF ProFund Managed OTC Fund: ProFund
Advisors LLC; (l) ASAF Alliance Growth Fund,  ASAF Alliance  Growth & Income Fund  (formerly,  ASAF Lord Abbett Growth and Income Fund)
(formerly,  the ASAF  Oppenheimer  Large-Cap  Growth Fund);  Alliance  Capital  Management  L.P.; (m) ASAF Marsico Capital Growth Fund:
Marsico  Capital  Management,   LLC.;  (n)  ASAF  T.  Rowe  Price  Tax  Managed  Fund:  T.  Rowe  Price  Associates,   Inc.;  (o)  ASAF
Alliance/Bernstein  Growth + Value Fund:  Alliance  Capital  Management  L.P.  and Sanford C.  Bernstein & Co.,  LLP ; (p) ASAF Sanford
Bernstein  Core Value Fund,  ASAF Sanford  Bernstein  Managed  Index 500 Fund  (formerly,  ASAF Bankers  Trust Managed Index 500 Fund):
Sanford C. Bernstein & Co., LLP; (q) ASAF MFS Growth with Income Fund:  Massachusetts  Financial  Services Company;  (r) ASAF Federated
High Yield Bond Fund: Federated  Investment  Counseling;  (s) ASAF PIMCO Total Return Bond Fund: Pacific Investment  Management Company
LLC; and (t) ASAF Money Market Fund: Wells Capital Management, Incorporated.

                                                   INVESTMENT PROGRAMS OF THE FUNDS

..........The following  information  supplements,  and should be read in  conjunction  with,  the  discussion in the  Prospectus of the investment  objective and policies of each Fund.  The  investment  objective of each Fund and  supplemental  information  regarding its investment policies are described below separately for each Fund.

         The investment  objective and,  unless  otherwise  specified,  the  investment  policies and  limitations of each Fund are not
"fundamental"  policies and may be changed by the Directors of the Company,  where  applicable,  without  shareholder  approval.  Those investment  policies  specifically  labeled as "fundamental,"  including those described in the "Fundamental  Investment  Restrictions"
section of this SAI, may not be changed without  shareholder  approval.  Fundamental  investment policies of a Fund may be changed only with the  approval  of at least  the  lesser  of (1) 67% or more of the  total  units of  beneficial  interest  ("shares")  of the Fund represented  at a meeting at which  more than 50% of the  outstanding  shares of the Fund are  represented,  or (2) a  majority  of the outstanding shares of the Fund.

ASAF STRONG INTERNATIONAL EQUITY FUND:

Investment  Objective:  The investment  objective of the Fund (formerly,  the ASAF AIM International  Equity Fund) is to seek long-term capital growth by investing in a diversified  portfolio of international  equity  securities the issuers of which are considered by the
Sub-advisor to have strong earnings momentum.

Investment Policies:

..........Real  Estate  Investment  Trusts  ("REITs").  The Fund may  invest in equity  and/or  debt  securities  issued by REITs.  Such investments will not exceed 5% of the total assets of the Fund.

..........REITs are trusts that sell equity or debt  securities  to investors and use the proceeds to invest in real estate or interests therein.  A REIT may  focus on  particular  types  of  projects,  such as  apartment  complexes,  or  geographic  regions,  such as the
Southeastern United States, or both.

..........To the extent that the Fund invests in REITs,  it could  conceivably  own real estate directly as a result of a default on the securities  it owns.  The Fund,  therefore,  may be subject to certain  risks  associated  with the direct  ownership  of real  estate, including difficulties in valuing and trading real estate,  declines in the value of real estate,  environmental liability risks, risks related to general and local  economic  conditions,  adverse  change in the climate for real estate,  increases  in property  taxes and operating expenses,  changes in zoning laws, casualty or condemnation  losses,  limitations on rents,  changes in neighborhood  values, the appeal of properties to tenants, and increases in interest rates.

..........In  addition  to the risks  described  above,  equity  REITs may be  affected  by any  changes in the value of the  underlying property owned by the trusts,  while mortgage  REITs may be affected by the quality of any credit  extended.  Equity and mortgage REITs are dependent upon management  skill,  and are generally not diversified and therefore are subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency,  defaults by borrowers,  self-liquidation,  and the  possibility  that the REIT will fail to maintain its exemption  from the 1940 Act.  Changes in interest  rates may also affect the value of debt  securities of REITs held by the Fund.  By investing in REITs  indirectly  through the Fund, a shareholder  will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

..........Reverse Repurchase  Agreements.  The Fund may employ reverse repurchase agreements (i) for temporary emergency purposes,  such as to meet  unanticipated net redemptions so as to avoid liquidating other portfolio  securities during  unfavorable market conditions;
(ii) to cover  short-term  cash  requirements  resulting  from the timing of trade  settlements;  or (iii) to take  advantage of market situations  where the interest  income to be earned from the from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.  The Fund may enter into reverse  repurchase  agreements in amounts not exceeding 10% of the value of its total assets.  Reverse repurchase  agreements involve the risk that the market value of securities  retained by the Fund in lieu of liquidation  may decline below the  repurchase  price of the  securities  sold by the Fund that it is obligated to repurchase.  This risk could cause a reduction in the net asset value of the Fund's shares.

..........Additional  information  about reverse  repurchase  agreements  and their risks are included in the Trust's  Prospectus  under
"Certain Risk Factors and Investment Methods."

..........Lending of Portfolio  Securities.  While  securities  are being lent,  the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the  securities,  as well as interest on the investment of the collateral or a fee from the borrower.  The Fund has the right to call its loans and obtain the  securities on three  business  days' notice or, in connection  with securities  trading on foreign  markets,  within  such  longer  period of time that  coincides  with the normal  settlement  period for purchases and sales of such securities in such foreign markets.  The risks in lending  portfolio  securities,  as with other extensions of secured credit,  consist of possible delay in receiving additional  collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail  financially.  Additional  information  about the lending of portfolio  securities is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

..........Borrowings.  The Fund may borrow  money to a limited  extent from banks for  temporary or  emergency  purposes  subject to the limitations  under the 1940 Act. In  addition,  the Fund does not intend to engage in  leverage;  therefore,  consistent  with  current interpretations  of the SEC, the Fund will not  purchase  additional  securities  while  borrowings  from banks exceed 5% of the Fund's total  assets.  Additional  information  about  borrowing  is  included in the  Trust's  Prospectus  under  "Certain  Risk  Factors and
Investment Methods."

..........Securities  Issued on a When-Issued or  Delayed-Delivery  Basis.  The Fund may purchase  securities on a "when-issued"  basis, that is,  delivery of and payment for the  securities is not fixed at the date of purchase,  but is set after the securities are issued
(normally  within  forty-five  days  after  the  date  of the  transaction).  The  Fund  also  may  purchase  or sell  securities  on a delayed-delivery  basis.  The payment  obligation  and the interest rate that will be received on the delayed  delivery-securities  are fixed  at  the  time  the  buyer  enters  into  the  commitment.  If the  Fund  purchases  a  when-issued  security  or  enters  into a delayed-delivery  agreement,  the Fund's  custodian  bank will segregate cash or other liquid assets in an amount at least equal to the when-issued  commitment or  delayed-delivery  agreement  commitment.  Additional  information  about  when-issued and  delayed-delivery transactions  and their risks is included in this  Statement and in the Trust's  Prospectus  under "Certain Risk Factors and Investment
Methods."

..........Short  Sales  "Against  the Box." As  described  in the  Trust's  Prospectus,  the Fund may from time to time make short sales against the box. To secure its obligation to deliver the securities sold short,  the Fund will deposit in escrow in a separate  account with its custodian an equal amount of the securities sold short or securities  convertible  into or exchangeable  for such  securities.
Because the Fund  ordinarily  will want to continue to receive  interest and dividend  payments on securities in its portfolio that are convertible  into the securities  sold short,  the Fund will normally close out a short position  covered by convertible  securities by purchasing and delivering an equal amount of the securities sold short,  rather than by delivering the  convertible  securities that it already holds.

..........The Fund will make a short sale, as a hedge,  when it believes that the price of a security may decline,  causing a decline in the value of a security owned by the Fund or a security  convertible into or exchangeable  for such security.  In such case, any future losses in the Fund's  long  position  should be  reduced by a gain in the short  position.  Conversely,  any gain in the long  position should be reduced by a loss in the short  position.  The extent to which such gains or losses are  reduced  will depend upon the amount of the security sold short relative to the amount the Fund owns,  either  directly or indirectly,  and, in the case where the Fund owns convertible  securities,  changes in the conversion  premium.  In determining  the number of shares to be sold short against the Fund's position in a convertible  security,  the  anticipated  fluctuation  in the conversion  premium is  considered.  The Fund may also make short sales to generate  additional  income from the  investment of the cash proceeds of short sales.  In no event may more than 10% of the value of the Fund's total assets be deposited or pledged as collateral for short sales at any time.

..........Foreign  Securities.  The Fund normally  invests  primarily in foreign  securities,  including  American  Depositary  Receipts
("ADRs") and European  Depositary  Receipts  ("EDRs").  Generally,  ADRs, in registered form, are designed for use in the United States securities  markets,  and EDRs, in bearer form,  are designed for use in European  securities  markets.  ADRs and EDRs may be listed on stock exchanges,  or traded in OTC markets in the United States or Europe,  as the case may be. ADRs, like other  securities  traded in the United States, will be subject to negotiated commission rates.

..........To the extent the Fund invests in  securities  denominated  in foreign  currencies,  the Fund bears the risk of changes in the exchange rates between U.S. currency and the foreign currency,  as well as the availability and status of foreign  securities  markets.
The Fund's  investments in securities  denominated in foreign  currencies  generally will be marketable  equity  securities  (including common and preferred stock,  depositary  receipts for stock and fixed income or equity securities  exchangeable for or convertible into stock)  of  foreign  companies  that  generally  are  listed  on a  recognized  foreign  securities  exchange  or  traded  in a foreign over-the-counter  market.  The Fund may also invest in foreign securities listed on recognized U.S.  securities  exchanges or traded in the U.S. over-the-counter market.

..........Investments by the Fund in foreign  securities,  whether  denominated  in U.S.  currencies or foreign  currencies,  may entail risks that are greater than those  associated  with domestic  investments.  The risks of investing in foreign  securities are discussed in detail in this Statement and the Trust's  Prospectus  under "Certain Risk Factors and  Investment  Methods."  Investment by the Fund
in ADRs,  EDRs and  similar  securities  also may entail  some or all or these  risks.  The  Sub-advisor  seeks to  mitigate  the risks associated with foreign investment through diversification and active professional management.

...................Developing  Countries.  A developing  country or emerging market country can be considered to be a country that is in the initial stages of its  industrialization  cycle.  Currently,  emerging markets  generally  include every country in the world other than the developed European countries (primarily in Western Europe), the United States,  Canada,  Japan,  Australia,  New Zealand, Hong
Kong and Singapore.  The characteristics of markets can change over time.  Currently,  the Sub-advisor  believes that investing in many emerging  markets is not desirable or feasible  because of the lack of adequate  custody  arrangements  for the Fund's  assets,  overly burdensome  repatriation and similar restrictions,  the lack of organized and liquid securities markets,  unacceptable  political risks or other reasons.  As desirable  opportunities  to invest in securities in emerging  markets  develop,  the Fund may expand and further broaden the group of emerging markets in which it invests.

..........Many of the risks  relating  to  foreign  securities  generally  will be  greater  for  emerging  markets  than for  developed countries.  Many emerging  markets have experienced  substantial  rates of inflation for many years.  Inflation and rapid  fluctuations in  inflation  rates have had and may  continue to have very  negative  effects on the  economies  and  securities  markets for certain developing  markets.  Economies in emerging markets  generally are heavily  dependent upon  international  trade and accordingly,  have been and may continue to be affected adversely by trade barriers,  exchange controls,  managed  adjustments in relative currency values and other  protectionist  measures  imposed or negotiated by the countries  with which they trade.  These  economies also have been and may continue to be affected  adversely by economic  conditions in the countries with which they trade.  There also may be a lower level of securities market monitoring and regulation of developing  markets and the activities of investors in such markets,  and enforcement of existing  regulations has been extremely  limited.  The possibility of revolution and the dependence on foreign economic  assistance may be greater in these countries than in developed countries.

..........In addition,  brokerage  commissions,  custodial  services and other costs relating to investment in foreign markets are often higher than the costs of investing in the United  States;  this is  particularly  true with respect to emerging  markets.  Such markets have different  settlement and clearance  procedures.  In certain  markets there have been times when  settlements  have been unable to keep pace with the volume of securities  transactions,  making it difficult to conduct such transactions.  Such settlement problems may cause emerging  market  securities to be illiquid.  The inability of the Fund to make intended  securities  purchases due to settlement problems could cause the Fund to miss  attractive  investment  opportunities.  Inability to dispose of a portfolio  security  caused by settlement  problems could result in losses to the Fund due to subsequent  declines in value of the portfolio  security or, if the Fund has entered  into a contract to sell the  security,  could  result in liability to the  purchaser.  Certain  emerging  markets may lack clearing  facilities  equivalent to those in developed  countries.  Accordingly,  settlements can pose additional risks in such markets and ultimately can expose the Fund to the risk of losses resulting from its inability to recover from a counterparty.

..........The risk also exists that an emergency  situation  may arise in one or more  emerging  markets as a result of which trading of securities  may cease or may be  substantially  curtailed  and prices for the Fund's  portfolio  securities  in such markets may not be readily  available.  The Fund's  portfolio  securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Company's Board of Directors.

..........Portfolio  Turnover.  Any  particular  security  will be sold,  and the proceeds  reinvested,  whenever  such action is deemed prudent  from the  viewpoint  of the Fund's  investment  objective,  regardless  of the  holding  period of that  security.  Additional information  about portfolio  turnover is included in this Statement under "Portfolio  Transactions"  and the Trust's  Prospectus under
"Portfolio Turnover."

         Options, Futures and Currency Strategies.  The Fund may use forward contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with the Fund's investments.  These instruments are often referred to as
"derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

         General  Risks of Options,  Futures and Currency  Strategies.  The use by the Fund of options,  futures  contracts and forward currency  contracts  involves  special  considerations  and risks.  For  example,  there  might be  imperfect  correlation,  or even no correlation,  between the price  movements or an instrument  (such as an option  contract) and the price  movements of the  investments being hedged.  In these  circumstances,  if a "protective put" is used to hedge a potential decline in a security and the security does decline in price,  the put option's  increased  value may not  completely  offset the loss in the underlying  security.  Such a lack of correlation  might occur due to factors  unrelated to the value of the  investments  being  hedged,  such as changing  interest  rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

          The Fund will not enter into a hedging  transaction if the  Sub-advisor  determines  that the cost of hedging will exceed the potential benefit to the Fund.

         Additional  information on these instruments is included in this SAI and the Company's  Prospectus under "Certain Risk Factors and Investment Methods."  Certain risks pertaining to particular strategies are described in the sections that follow.

                  Cover.  Transactions using forward contracts,  futures contracts and options (other than options purchased by a Fund)
expose the Fund to an  obligation  to another  party.  A Fund will not enter into any such  transactions  unless it owns  either (1) an offsetting  ("covered")  position in securities,  currencies,  or other options,  forward contracts or futures contracts or (2) cash or liquid assets with a value  sufficient at all times to cover its potential  obligations not covered as provided in (1) above.  The Fund will comply with SEC guidelines  regarding  cover for these  instruments  and, if the  guidelines so require,  set aside cash or liquid securities.

         Assets used as cover cannot be sold while the position in the corresponding  forward  contract,  futures contract or option is open,  unless they are replaced  with other  appropriate  assets.  If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

                  Writing Call  Options.  The Fund may write (sell)  covered call options on  securities,  futures  contracts,  forward contracts,  indices and  currencies.  Writing call  options can serve as a limited  hedge  because  declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.

                  Writing Put Options.  The Fund may write (sell) put options on  securities,  futures  contracts,  forward  contracts, indices and  currencies.  The Fund would write a put option at an exercise price that,  reduced by the premium  received on the option, reflects  the lower price it is willing to pay for the  underlying  security,  contract  or  currency.  The risk in such a  transaction would be that the market price of the  underlying  security,  contract or currency  would  decline  below the  exercise  price less the premium received.

                  Purchasing  Put Options.  The Fund may purchase put options on  securities,  futures  contracts,  forward  contracts, indices and  currencies.  The Fund may enter into  closing sale  transactions  with respect to such  options,  exercise  such option or permit such option to expire.

         The Fund may also purchase put options on underlying  securities,  contracts or currencies  against which it has written other put  options.  For  example,  where the Fund has  written a put  option on an  underlying  security,  rather  than  entering  a closing transaction  of the written  option,  it may  purchase a put option with a different  strike price  and/or  expiration  date that would eliminate some or all of the risk  associated with the written put. Used in  combinations,  these  strategies are commonly  referred to as "put spreads."  Likewise,  the Fund may write call options on underlying  securities,  contracts or currencies  against which it has purchased protective put options.  This strategy is commonly referred to as a "collar."

                  Purchasing  Call  Options.  The Fund may purchase  covered call options on  securities,  futures  contracts,  forward contracts,  indices and  currencies.  The Fund may enter into closing sale  transactions  with respect to such  options,  exercise such options or permit such options to expire.

         The Fund may also purchase call options on underlying  securities,  contracts or currencies against which it has written other call  options.  For  example,  where the Fund has  written a call option on an  underlying  security,  rather  than  entering a closing transaction  of the written  option,  it may purchase a call option with a different  strike price  and/or  expiration  date that would eliminate some or all of the risk associated with the written call. Used in  combinations,  these  strategies are commonly  referred to as "call spreads."

         Options may be either listed on an exchange or traded in  over-the-counter  ("OTC")  markets.  Listed options are  third-party contracts  (i.e.,  performance of the  obligations  of the purchaser and seller is guaranteed by the exchange or clearing  corporation)
and have  standardized  strike prices and  expiration  dates.  OTC options are two-party  contracts with  negotiated  strike prices and expiration  dates.  The Fund will not  purchase an OTC option  unless it believes  that daily  valuations  for such options are readily obtainable.  OTC options differ from  exchange-traded  options in that OTC options are transacted with dealers directly and not through a clearing  corporation (which would guarantee  performance).  Consequently,  there is a risk of  non-performance by the dealer.  Since no exchange is  involved,  OTC options are valued on the basis of an average of the last bid prices  obtained  from  dealers,  unless a quotation from only one dealer is available, in which case only that dealer's price will be used.

                  Index  Options.  The risks of investment in index  options may be greater than options on  securities.  Because index options  are  settled  in cash,  when the Fund  writes a call on an index it cannot  provide in advance  for its  potential  settlement obligations  by acquiring and holding the  underlying  securities.  The Fund can offset some of the risk of writing a call index option position by holding a diversified  portfolio of securities similar to those on which the underlying index is based.  However,  the Fund cannot,  as a practical  matter,  acquire and hold a portfolio  containing  exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

                  Limitations  on Options.  The Fund will not write options if,  immediately  after such sale,  the aggregate  value of securities or  obligations  underlying  the  outstanding  options  exceeds 20% of the Fund's total  assets.  The Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

                  Interest Rate,  Currency and Stock Index Futures Contracts.  The Fund may enter into interest rate, currency or stock index  futures  contracts  (collectively,  "Futures"  or  "Futures  Contracts")  and options on Futures as a hedge  against  changes in prevailing  levels of interest  rates,  currency  exchange  rates or stock  price  levels,  respectively,  in order to  establish  more definitely  the effective  return on securities  or  currencies  held or intended to be acquired by it. The Fund's  hedging may include sales of Futures as an offset  against the effect of expected  increases in interest  rates,  and decreases in currency  exchange rates and stock prices,  and purchase of Futures as an offset  against the effect of expected  declines in interest  rates,  and increases in currency exchange rates or stock prices.

         A Futures  Contract is a two party  agreement  to buy or sell a  specified  amount of a  specified  security  or currency  (or deliver a cash settlement  price,  in the case of an index future) for a specified price at a designated  date, time and place. A stock index future provides for the delivery,  at a designated  date, time and place, of an amount of cash equal to a specified dollar amount times the  difference  between the stock index value at the close of trading on the  contract  and the price agreed upon in the Futures
Contract; no physical delivery of stocks comprising the index is made.

         The Fund will only enter into Futures  Contracts  that are traded on futures  exchanges  and are  standardized  as to maturity date and  underlying  financial  instrument.  Futures  exchanges  and  trading  thereon in the United  States are  regulated  under the
Commodity Exchange Act and by the CFTC.

         The Fund's  Futures  transactions  will be entered into for hedging  purposes  only;  that is, Futures will be sold to protect against a decline in the price of  securities  or  currencies  that the Fund owns,  or Futures  will be  purchased  to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

         If the Fund were  unable to  liquidate  a Future or an option on Futures  position  due to the  absence of a liquid  secondary market or the  imposition of price limits,  it could incur  substantial  losses.  The Fund would  continue to be subject to market risk with  respect to the  position.  In  addition,  except in the case of  purchased  options,  the Fund might be required to maintain  the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

         Additional  information on Futures,  options on Futures,  and their risks is included in this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

                  Forward  Contracts.  A forward  contract is an obligation,  usually arranged with a commercial bank or other currency dealer,  to purchase or sell a currency  against  another  currency at a future date and price as agreed upon by the parties.  The Fund either may accept or make  delivery of the currency at the  maturity of the forward  contract.  The Fund may also,  if its contra party agrees  prior to  maturity,  enter into a closing  transaction  involving  the  purchase  or sale of an  offsetting  contract.  Forward contracts  are  traded  over-the-counter,  and not on  organized  commodities  or  securities  exchanges.  As a result,  it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

         The cost to the Fund of engaging in forward contracts varies with factors such as the currencies  involved,  the length of the contract period and the market  conditions then  prevailing.  Because forward  contracts are usually entered into on a principal basis, no fees or  commissions  are involved.  The use of forward  contracts does not eliminate  fluctuations  in the prices of the underlying securities the Fund owns or intends to acquire, but it does establish a rate of exchange in advance.

         Additional  information  on forward  contracts  and their  risks is included in this SAI and the  Company's  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Other  Investment  Companies.  The Fund may invest in other  investment  companies to the extent permitted by the 1940 Act and rules and regulations thereunder, and, if applicable, exemptive orders granted by the SEC.

         Investment  Policy Which May Be Changed  Without  Shareholder  Approval.  The  following  limitation is applicable to the ASAF
Strong  International  Equity Fund.  This limitation is not a "fundamental"  restriction,  and may be changed by the Directors  without shareholder approval.  The Fund will not:

         1.       Change its policy to invest at least 80% of the value of its assets in equity  securities  unless it provides 60 days prior written notice to its shareholders.

         2.       Make investments for the purpose of gaining control of a company's management.

ASAF WILLIAM BLAIR INTERNATIONAL GROWTH FUND:

Investment  Objective:  The  investment  objective of the Fund  (formerly,  the ASAF Janus  Overseas  Growth Fund) is to seek long-term growth of capital.

Investment Policies:

..........Futures,  Options and Other  Derivative  Instruments.  The Fund may enter into  futures  contracts  on  securities,  financial indices, and foreign currencies and options on such contracts,  and may invest in options on securities,  financial indices and foreign currencies,  forward  contracts and swaps.  The Fund will not enter into any futures  contracts or options on futures  contracts if the aggregate amount of the Fund's  commitments under outstanding  futures contracts  positions and options on futures contracts written by the Fund  would  exceed  the  market  value of the total  assets of the Fund  (i.e.,  no  leveraging).  The Fund may  invest in forward currency contracts with stated values of up to the value of the Fund's assets.

..........The Fund may buy or write options in privately  negotiated  transactions  on the types of securities  and indices based on the types of securities in which the Fund is permitted to invest  directly.  The Fund will effect such  transactions  only with  investment dealers and other  financial  institutions  (such as commercial  banks or savings and loan  institutions)  deemed  creditworthy  by the
Sub-advisor,  and only pursuant to procedures  adopted by the Sub-advisor  for monitoring the  creditworthiness  of those entities.  To the extent that an option bought or written by the Fund in a negotiated  transaction is illiquid,  the value of an option bought or the amount of the Fund's  obligations  under an option written by the Fund, as the case may be, will be subject to the Fund's limitation on illiquid  investments.  In the case of illiquid options,  it may not be possible for the Fund to effect an offsetting  transaction at a time  when the  Sub-advisor  believes  it would be  advantageous  for the Fund to do so.  For a  description  of these  strategies  and instruments and certain risks involved  therein,  see this SAI and the Company's  Prospectus under "Certain Risk Factors and Investment
Methods."

..........Eurodollar  Instruments.  The  Fund  may  make  investments  in  Eurodollar  instruments.   Eurodollar  instruments  are  U.S.
dollar-denominated  futures  contracts or options thereon which are linked to the London  Interbank  Offered Rate  ("LIBOR"),  although foreign  currency-denominated  instruments are available from time to time.  Eurodollar futures contracts enable purchasers to obtain a fixed  rate for the  lending  of funds and  sellers  to obtain a fixed  rate for  borrowings.  The Fund  might use  Eurodollar  futures contracts and options  thereon to hedge against changes in LIBOR,  to which many interest rate swaps and  fixed-income  instruments are linked.

..........Swaps and  Swap-Related  Products.  The Fund may enter into interest rate swaps,  caps and floors on either an  asset-based or liability-based  basis,  depending upon whether it is hedging its assets or its liabilities,  and will usually enter into interest rate swaps on a net basis (i.e.,  the two payment  streams are netted out, with the Fund  receiving or paying,  as the case may be, only the net amount of the two payments).  The net amount of the excess, if any, of the Fund's  obligations over its entitlement with respect to each  interest  rate swap will be  calculated  on a daily basis and an amount of cash or other liquid  assets  having an aggregate  net asset value at least equal to the accrued  excess will be maintained in a segregated  account by the custodian of the Fund. If the Fund enters into an interest rate swap on other than a net basis,  it would  maintain a segregated  account in the full amount  accrued on a daily  basis of its  obligations  with  respect  to the  swap.  The Fund will not  enter  into any  interest  rate  swap,  cap or floor transaction  unless the  unsecured  senior debt or the  claims-paying  ability of the other party  thereto is rated in one of the three highest rating  categories of at least one nationally  recognized  statistical  rating  organization  at the time of entering into such transaction.  The Sub-advisor will monitor the  creditworthiness  of all  counterparties  on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

..........The swap market has grown  substantially  in recent years with a large  number of banks and  investment  banking  firms acting both as principals and as agents utilizing  standardized  swap  documentation.  The Sub-advisor has determined  that, as a result,  the swap market has become relatively  liquid.  Caps and floors are more recent  innovations for which  standardized  documentation has not yet been developed and,  accordingly,  they are less liquid than swaps. To the extent the Fund sells (i.e., writes) caps and floors, it will  segregate  cash or other liquid assets having an aggregate net asset value at least equal to the full amount,  accrued on a daily basis, of its obligations with respect to any caps or floors.

..........There is no limit on the amount of interest rate swap  transactions  that may be entered into by the Fund. These  transactions may in some instances  involve the delivery of securities or other  underlying  assets by the Fund or its counterparty to collateralize obligations  under the swap. Under the  documentation  currently used in those markets,  the risk of loss with respect to interest rate swaps is  limited  to the net  amount of the  payments  that the Fund is  contractually  obligated  to make.  If the other  party to an interest  rate swap that is not  collateralized  defaults,  the Fund  would  risk the loss of the net  amount of the  payments  that it contractually  is entitled  to receive.  The Fund may buy and sell (i.e.,  write) caps and floors  without  limitation,  subject to the segregation  requirement  described above. For an additional  discussion of these strategies,  see this SAI under "Certain Risk Factors and Investment Methods."

..........Investment Company  Securities.  From time to time, the Fund may invest in securities of other investment  companies,  subject to the  provisions  of Section  12(d)(1)  of the 1940 Act.  The Fund may invest in  securities  of money  market  funds  managed by the
Sub-advisor  subject to the terms of an exemptive  order obtained by the  Sub-advisor  and the funds that are advised or sub-advised by the Sub-advisor.  Under such order,  the Fund will limit its aggregate  investment in a money market fund managed by the Sub-advisor to the greater of (i) 5% of its total assets or (ii) $2.5 million,  although the  Company's  Board of Directors may increase this limit up to 25% of the Company's total assets.

..........Zero-Coupon,  Pay-In-Kind  and  Step  Coupon  Securities.  The  Fund  may  invest  up to  10% of its  assets  in  zero-coupon, pay-in-kind and step coupon  securities.  For a discussion of zero-coupon debt securities and the risks involved therein,  see this SAI under "Certain Risk Factors and Investment Methods."

..........Pass-Through  Securities.  The  Fund  may  invest  in  various  types  of  pass-through  securities,  such as  mortgage-backed securities,  asset-backed  securities and participation  interests.  A pass-through security is a share or certificate of interest in a pool  of debt  obligations  that  have  been  repackaged  by an  intermediary,  such as a bank or  broker-dealer.  The  purchaser  of a pass-through  security receives an undivided  interest in the underlying pool of securities.  The issuers of the underlying  securities make interest and principal  payments to the intermediary  which are passed through to purchasers,  such as the Fund. For an additional discussion of pass-through  securities and certain risks involved  therein,  see this SAI and the Company's  Prospectus  under "Certain
Risk Factors and Investment Methods."

..........Depositary  Receipts.  The Fund may invest in sponsored and  unsponsored  American  Depositary  Receipts  ("ADRs"),  which are receipts issued by an American bank or trust company evidencing  ownership of underlying  securities issued by a foreign issuer.  ADRs, in registered form, are designed for use in U.S. securities  markets.  Unsponsored ADRs may be created without the participation of the foreign  issuer.  Holders of these ADRs  generally  bear all the costs of the ADR facility,  whereas  foreign  issuers  typically  bear certain costs in a sponsored ADR. The bank or trust company  depositary of an unsponsored  ADR may be under no obligation to distribute shareholder  communications  received from the foreign issuer or to pass through  voting  rights.  The Fund may also invest in European
Depositary Receipts ("EDRs"),  receipts issued by a European financial  institution  evidencing an arrangement similar to that of ADRs,
Global Depositary  Receipts ("GDRs") and in other similar  instruments  representing  securities of foreign companies.  EDRs, in bearer form, are designed for use in European securities markets.  GDRs are securities convertible into equity securities of foreign issuers.

..........Reverse  Repurchase  Agreements.  The Fund may  enter  into  reverse  repurchase  agreements.  The Fund will  enter  into such agreements only to provide cash to satisfy unusually heavy redemption  requests and for other temporary or emergency  purposes,  rather than to obtain  cash to make  additional  investments.  Pursuant to an  exemptive  order  granted by the SEC,  the Fund and other funds advised or sub-advised  by the  Sub-advisor  may invest in repurchase  agreements  and other money market  instruments  through a joint trading  account.  For a discussion of reverse  repurchase  agreements and the risks  involved  therein,  see the Company's  Prospectus under "Certain Risk Factors and Investment Methods."

..........Other  Income-Producing  Securities.  Other types of income producing  securities that the Fund may purchase include,  but are not limited to, the following types of securities:

..........         Variable and Floating Rate  Obligations.  These types of securities are relatively  long-term  instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

..........         Standby  Commitments.  These instruments,  which are similar to a put, give the Fund the option to obligate a broker, dealer or bank to repurchase a security held by that Fund at a specified price.

..........         Tender Option  Bonds.  Tender option bonds are  relatively  long-term  bonds that are coupled with the agreement of a third  party (such as a broker,  dealer or bank) to grant the holders of such  securities  the option to tender the  securities  to the institution at periodic intervals.

..........         Inverse  Floaters.  Inverse  floaters  are debt  instruments  whose  interest  bears an inverse  relationship  to the interest  rate on another  security.  The Fund will not invest more than 5% of its assets in inverse  floaters.  The Fund will purchase standby  commitments,  tender option bonds and instruments  with demand features  primarily for the purpose of increasing the liquidity of the Fund.

..........Investment Policies Which May be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF
William Blair  International  Growth Fund. These limitations are not "fundamental"  restrictions and may be changed by the Directors of the Company without shareholder approval:

..........1.       The Fund will not change its policy to invest at least 80% of the value of its assets in  securities  of issuers that are economically tied to countries other than the United States unless it provides 60 days prior written notice to its shareholders.

..........2.       The Fund will not (i) enter into any futures  contracts and related options for purposes other than bona fide hedging transactions  within the meaning of CFTC regulations if the aggregate  initial margin and premiums  required to establish  positions in futures  contracts and related options that do not fall within the definition of bona fide hedging  transactions  will exceed 5% of the fair market value of the Fund's net assets,  after taking into account  unrealized  profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures  contracts if the aggregate  amount of the Fund's  commitments  under  outstanding futures contracts positions would exceed the market value of its total assets.

..........3.       The Fund does not currently  intend to sell securities  short,  unless it owns or has the right to obtain  securities equivalent in kind and amount to the securities sold short without the payment of any additional  consideration  therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

..........4.       The Fund does not currently intend to purchase securities on margin,  except that the Fund may obtain such short-term credits as are necessary for the clearance of  transactions,  and provided that margin  payments and other deposits in connection  with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

..........5.       The Fund does not currently intend to purchase  securities of other investment  companies,  except in compliance with the 1940 Act or the  conditions  of any order of exemption  from the SEC  regarding  the purchase of  securities  of money market funds managed by the Sub-advisor or its affiliates.

..........6.       The Fund may not  mortgage  or  pledge  any  securities  owned or held by the Fund in  amounts  that  exceed,  in the aggregate,  15% of the Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements,  deposits of assets to margin,  guarantee positions in futures,  options, swaps or forward contracts,  or the segregation of assets in connection with such contracts.

..........7.       The Fund does not  currently  intend to purchase any security or enter into a repurchase  agreement  if, as a result, more than 15% of its net assets  would be invested in  repurchase  agreements  not  entitling  the holder to payment of  principal  and interest  within  seven days and in  securities  that are  illiquid  by virtue of legal or  contractual  restrictions  on resale or the absence of a readily available market. The Directors of the Company,  or the Sub-advisor acting pursuant to authority  delegated by the
Directors of the Company,  may determine that a readily  available  market exists for securities  eligible for resale  pursuant to Rule
144A under the  Securities Act of 1933 ("Rule 144A  Securities"),  or any successor to such rule,  and Section 4(2)  commercial  paper.
Accordingly, such securities may not be subject to the foregoing limitation.

..........8.       The Fund may not invest in companies for the purpose of exercising control of management.

ASAF AMERICAN CENTURY INTERNATIONAL GROWTH FUND:

Investment Objective:  The investment objective of the Fund is to seek capital growth.

Investment Policies:

..........In general,  within the  restrictions  outlined  herein,  the Fund has broad powers with respect to investing funds or holding them uninvested.  Investments are varied according to what is judged  advantageous under changing economic  conditions.  It will be the
Sub-advisor's  policy to retain  maximum  flexibility  in management  without  restrictive  provisions  as to the  proportion of one or another  class of  securities  that may be held,  subject to the  investment  restrictions  described  below.  It is the  Sub-advisor's intention that the Fund will generally  consist of equity  securities.  However,  the  Sub-advisor may invest the assets of the Fund in varying amounts in other instruments and in senior  securities,  such as bonds,  debentures,  preferred stocks and convertible  issues, when such a course is deemed appropriate in order to attempt to attain its financial objective.

         Foreign  Currency  Transactions  and Forward  Contracts.  The Fund may conduct foreign  currency  transactions on a spot basis
(i.e., cash) or forward basis (i.e., by entering into forward currency exchange  contracts,  currency options and futures  transactions to purchase or sell foreign  currencies).  Although foreign exchange dealers generally do not charge a fee for such transactions,  they do realize a profit based on the difference between the prices at which they are buying and selling various currencies.

         Forward  contracts  are  customized  transactions  that require a specific  amount of a currency to be delivered at a specific exchange  rate on a specific  date or range of dates in the future.  Forward  contracts  are  generally  traded in an interbank  market directly between currency traders (usually larger  commercial  banks) and their customers.  The parties to a forward contract may agree to offset or terminate the contract before its maturity,  or may hold the contract to maturity and complete the  contemplated  currency exchange.

         The following  summarizes the principal  currency  management  strategies for the Fund involving forward  contracts.  The Fund may also use swap  agreements,  indexed  securities,  and options and futures  contracts  relating to foreign  currencies  for the same purposes.

(1)......Settlement Hedges or Transaction  Hedges.  When the Sub-advisor  wishes to lock in the U.S. dollar price of a foreign currency
         ----------------------------------------
denominated  security when the Fund is purchasing  or selling the security,  the Fund may enter into a forward  contract to do so. This type of currency  transaction,  often called a "settlement  hedge" or "transaction  hedge," protects the Fund against an adverse change in foreign  currency  values between the date a security is purchased or sold and the date on which payment is made or received  (i.e.,
"settled).  Forward  contracts to purchase or sell a foreign  currency may also be used by the Fund in anticipation of future purchases or sales of  securities  denominated  in  foreign  currency,  even if the  specific  investments  have  not yet  been  selected  by the
Sub-advisor.  This strategy is often referred to as "anticipatory hedging."

(2)......Position  Hedges.  When the  Sub-advisor  believes that the currency of a particular  foreign  country may suffer  substantial
         ----------------
decline against the U.S.  dollar,  the Fund may enter into a forward  contract to sell foreign  currency for a fixed U.S. dollar amount approximating  the value of some or all of its  portfolio  securities  either  denominated  in, or whose value is tied to, such foreign currency.  This use of a forward  contract is  sometimes  referred to as a "position  hedge." For example,  if a Fund owned  securities denominated  in Euros,  it could  enter into a forward  contract  to sell Euros in return for U.S.  dollars to hedge  against  possible declines in the Euro's value.  This hedge would tend to offset both  positive and negative  currency  fluctuations,  but would not tend to offset changes in security values caused by other factors.

         The Fund could also hedge the  position  by entering  into a forward  contract to sell  another  currency  expected to perform similarly  to the  currency  in which the Fund's  existing  investments  are  denominated.  This type of hedge,  often  called a "proxy hedge," could offer  advantages in terms of cost, yield or efficiency,  but may not hedge currency  exposure as effectively as a simple position  hedge  against  U.S.  dollars.  This type of hedge  may  result in losses  if the  currency  used to hedge  does not  perform similarly to the currency in which the hedged securities are denominated.

         The precise  matching of forward  contracts in the amounts and values of securities  involved  generally would not be possible because  the  future  values of such  foreign  currencies  will  change as a  consequence  of market  movements  in the values of those securities  between  the date the forward  contract is entered  into and the date it matures.  Predicting  short-term  currency  market movements  is extremely  difficult,  and the  successful  execution of a short-term  hedging  strategy is highly  uncertain.  Normally, consideration of the prospect for currency parities will be incorporated into the long-term  investment  decisions made with respect to overall  diversification  strategies.  However,  the Sub-advisor  believes that it is important to have  flexibility to enter into such forward contracts when it determines that the Fund's best interests may be served.

         At the maturity of the forward  contract,  the Fund may either sell the  portfolio  security and make  delivery of the foreign currency,  or it may retain the security and terminate the  obligation  to deliver the foreign  currency by purchasing an  "offsetting"
forward  contract with the same currency  trader  obligating  the Fund to purchase,  on the same maturity  date, the same amount of the foreign currency.

         It is  impossible  to forecast with  absolute  precision  the market value of portfolio  securities  at the  expiration of the forward  contract.  Accordingly,  it may be  necessary  for the Fund to purchase  additional  foreign  currency on the spot market (and bear the  expense of such  purchase)  if the market  value of the  security  is less than the  amount of foreign  currency  the Fund is obligated  to deliver and if a decision is made to sell the security  and make  delivery of the foreign  currency the Fund is obligated to deliver.

(3)......Shifting  Currency  Exposure.  The Fund may also  enter into  forward  contracts  to shift its  investment  exposure  from one
         ----------------------------
currency into another.  This may include  shifting  exposure from U.S.  dollars to foreign  currency,  or from one foreign  currency to another  foreign  currency.  This strategy tends to limit exposure to the currency sold, and increase  exposure to the currency that is purchased,  much as if the Fund had sold a security  denominated  in one currency and purchased an equivalent  security  denominated in another  currency.  For example,  if the Sub-advisor  believes that the U.S. dollar may suffer a substantial  decline against the Euro, it could enter into a forward contract to purchase Euros for a fixed amount of U.S.  dollars.  This  transaction  would protect against losses  resulting from a decline in the value of the U.S.  dollar,  but would cause the Fund to assume the risk of  fluctuations in the value of the Euro.

         Successful  use of currency  management  strategies  will depend on the  Sub-advisor's  skill in  analyzing  currency  values.
Currency  management  strategies may substantially  change the Fund's investment exposure to changes in currency rates and could result in losses to the Fund if currencies do not perform as the Sub-advisor  anticipates.  For example,  if a currency's value rose at a time when the  Sub-advisor  hedged the Fund by selling the  currency in exchange for U.S.  dollars,  the Fund would not  participate  in the currency's  appreciation.  Similarly,  if the  Sub-advisor  increases  the Fund's  exposure  to a currency  and that  currency's  value declines,  the Fund will sustain a loss. There is no assurance that the  Sub-advisor's  use of foreign currency  management  strategies will be advantageous to the Fund or that they will hedge at appropriate times.

         The Fund will cover outstanding  forward contracts by maintaining liquid portfolio  securities  denominated in, or whose value is tied to, the currency  underlying  the forward  contract or the currency  being  hedged.  To the extent that the Fund is not able to cover its forward currency  positions with underlying  portfolio  securities,  the Fund's custodian will segregate cash or other liquid assets having a value equal to the aggregate  amount of the Fund's  commitments  under forward  contracts  entered into with respect to position hedges, settlement hedges and anticipatory hedges.

         For an additional  discussion of foreign currency  contracts and forward  contracts and the risks involved  therein,  see this
Statement and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

..........Derivative  Securities.  To the extent permitted by its investment  objectives and policies  discussed  elsewhere herein,  the
Fund may invest in  securities  that are commonly  referred to as  "derivative"  securities.  Certain  derivative  securities  are more accurately  described  as  "index/structured"  securities.  Index/structured  securities  are  derivative  securities  whose  value  or performance  is linked to other  equity  securities  (such as  depositary  receipts),  currencies,  interest  rates,  indices  or other financial indicators ("reference indices").

..........Some  "derivatives,"  such as  mortgage-backed  and  other  asset-backed  securities,  are in many  respects  like  any  other investment, although they may be more volatile or less liquid than more traditional debt securities.

..........The Fund may not invest in a  derivative  security  unless the  reference  index or the  instrument  to which it relates is an eligible  investment  for the  Fund.  For  example,  a  security  whose  underlying  value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil and gas leases or futures.

..........The return on a derivative  security may increase or decrease,  depending upon changes in the reference index or instrument to which it relates.

..........There is a range of risks associated with derivative investments, including:

o........the risk that the underlying  security,  interest rate,  market index or other  financial asset will not move in the direction the portfolio manager anticipates;

o        the  possibility  that there may be no liquid  secondary  market,  or the  possibility  that price  fluctuation  limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired; and

o        the risk that the counterparty will fail to perform its obligations.

The Sub-advisor will report to the Investment Manager on activity in derivative  securities,  and the Investment Manager will report to the  Company's  Board of Directors as  necessary.  For  additional  information  on  derivatives  and their  risks,  see the  Company's
Prospectus under "Certain Risk Factors and Investment Methods."

         Futures and Options.  The Fund may enter into futures contracts,  options or options on futures  contracts.  The Fund may not, however, enter into a futures transaction for speculative purposes.  Generally, futures transactions will be used to:

o        protect against a decline in market value of the Fund's securities (taking a short futures position), or

o        protect  against the risk of an increase in market value for  securities  in which the Fund  generally  invests at a time when the Fund is not fully-invested (taking a long futures position), or

o        provide a temporary substitute for the purchase of an individual security that may be purchased in an orderly fashion.

Some futures and options  strategies,  such as selling futures,  buying puts and writing calls,  hedge the Fund's  investments  against price fluctuations.  Other strategies, such as buying futures, writing puts and buying calls, tend to increase market exposure.

         Although other  techniques may be used to control the Fund's  exposure to market  fluctuations,  the use of futures  contracts may be a more effective  means of hedging this exposure.  While the Fund will pay brokerage  commissions in connection with opening and closing out futures  positions,  these costs are lower than the  transaction  costs incurred in the purchase and sale of the underlying securities.

         The Fund may engage in futures and options  transactions  based on  securities  indices  that are  consistent  with the Fund's investment  objectives.  Examples of indices that may be used include the Bond Buyer Index of Municipal  Bonds for fixed income  funds, or the S&P 500 Index for equity  funds.  The Fund also may engage in futures and  options  transactions  based on specific  securities, such as U.S.  Treasury bonds or notes.  Futures contracts are traded on national futures  exchanges.  Futures exchanges and trading are regulated under the Commodity Exchange Act by the CFTC, a U.S. government agency.

         Unlike when the Fund  purchases  or sells a bond,  no price is paid or  received by the Fund upon the  purchase or sale of the future.  Initially,  the Fund will be required to deposit an amount of cash or securities  equal to a varying  specified  percentage of the contract  amount.  This amount is known as initial  margin.  The margin  deposit is intended to assure  completion  of the contract
(delivery or acceptance of the underlying  security) if it is not terminated  prior to the specified  delivery  date.  Minimum  initial margin  requirements  are established by the futures  exchanges and may be revised.  In addition,  brokers may establish margin deposit requirements  that are higher  than the  exchange  minimums.  Cash held in the  margin  account  is not  income  producing.  Subsequent payments,  called  variation  margin,  to and from  the  broker,  will be made on a daily  basis as the  price of the  underlying  debt securities or index fluctuates, making the future more or less valuable, a process known as marking the contract to market.

         Futures and options prices can be volatile,  and trading in these markets involves certain risks,  which are described in more detail in this SAI and the Company's  Prospectus  under "Certain Risk Factors and  Investment  Methods." The  Sub-advisor  will seek to minimize  these risks by limiting the contracts  entered into on behalf of the Fund to those traded on national  futures  exchanges and for which there appears to be a liquid secondary market.

         Options on Futures.  By purchasing an option on a futures  contract,  the Fund obtains the right,  but not the obligation,  to sell the futures  contract (a put option) or to buy the contract (a call option) at a fixed strike  price.  The Fund can  terminate its position in a put option by allowing it to expire or by  exercising  the option.  If the option is  exercised,  the Fund  completes the sale of the  underlying  instrument at the strike price.  Purchasing an option on a futures  contract does not require the Fund to make margin payments unless the option is exercised.

         Although  they do not  currently  intend to do so,  the Fund may write (or sell) call  options  that  obligate  it to sell (or deliver) the option's  underlying  instrument  upon exercise of the option.  While the receipt of option  premiums  would  mitigate the effects of price  declines,  the Fund would give up some ability to participate in a price  increase on the underlying  instrument.  If the Fund were to engage in options  transactions,  it would own the futures contract at the time a call were written and would keep the contract open until the obligation to deliver it pursuant to the call expired.

         Investments  in Companies  with Limited  Operating  History.  The Fund may invest in the  securities  of issuers with limiting operating  history.  The Sub-advisor  considers an issuer to have a limited  operating history if that issuer has a record of less than three years of continuous operation.

         Investments in securities of issuers with limited  operating  history may involve greater risks than investments in securities of more mature issuers.  By their nature,  such issuers  present limited  operating  history and financial  information  upon which the manager may base its investment  decision on behalf of the Fund. In addition,  financial and other information  regarding such issuers, when available, may be incomplete or inaccurate.

         The Fund will not invest more than 5% of its total assets in the  securities of issuers with less than a three-year  operating history.  The  Sub-advisor  will consider  periods of capital  formation,  incubation,  consolidation,  and research and development in determining whether a particular issuer has a record of three years of continuous operation.

         Short  Sales.  The Fund may  engage  in short  sales  if,  at the time of the  short  sale,  the Fund owns or has the right to acquire an equal amount of the security being sold short at no additional cost.

         In a short sale, the seller does not  immediately  deliver the  securities  sold and is said to have a short position in those securities  until delivery occurs.  To make delivery to the purchaser,  the executing broker borrows the securities being sold short on behalf of the seller.  While the short  position is  maintained,  the seller  collateralizes  its  obligation to deliver the securities sold  short in an amount  equal to the  proceeds  of the short  sale  plus an  additional  margin  amount  established  by the Board of
Governors  of the  Federal  Reserve.  If the Fund  engages in a short sale the  collateral  account  will be  maintained  by the Fund's custodian.  While the short sale is open the Fund will maintain in a segregated  custodial account an amount of securities  convertible into or  exchangeable  for such  equivalent  securities  at no additional  cost.  These  securities  would  constitute  the Fund's long position.

         If the Fund sells short  securities  that it owns, any future gains or losses in the Fund's long position should be reduced by a gain or loss in the short  position.  The  extent to which  such  gains or losses are  reduced  would  depend  upon the amount of the security sold short relative to the amount the Fund owns.  There will be certain  additional  transaction  costs  associated with short sales, but the Fund will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

         Sovereign Debt Obligations.  The Fund may purchase sovereign debt instruments  issued or guaranteed by foreign  governments or their agencies,  including debt of emerging  market  countries.  Sovereign debt may be in the form of conventional  securities or other types of debt instruments  such as loans or loan  participations.  Sovereign debt of developing  countries may involve a high degree of risk and may present a risk of default or renegotiation or rescheduling of debt payments.

         Portfolio  Turnover.  The Sub-advisor will purchase and sell securities  without regard to the length of time the security has been held and, accordingly, it can be expected that the rate of portfolio turnover may be substantial.

         The  Sub-advisor  intends to purchase a given  security  whenever the  Sub-advisor  believes it will  contribute to the stated
objective of the Fund,  even if the same security has only recently been sold. The Fund will sell a given  security,  no matter for how long or for how  short a period  it has been  held,  and no  matter  whether  the  sale is at a gain or at a loss,  if the  Sub-advisor believes  that  such  security  is not  fulfilling  its  purpose,  either  because,  among  other  things,  it did  not  live up to the
Sub-advisor's expectations,  or because it may be replaced with another security holding greater promise, or because it has reached its optimum potential,  or because of a change in the circumstances of a particular company or industry or in general economic  conditions, or because of some combination of such reasons.

         When a general  decline in security  prices is  anticipated,  the Fund may decrease or eliminate  entirely its equity position and  increase  its cash  position,  and when a rise in price  levels is  anticipated,  the Fund may  increase  its equity  position and decrease  its cash  position.  However,  it should be expected  that the Fund will,  under most  circumstances,  be  essentially  fully invested in equity securities.

         Since  investment  decisions are based on the anticipated  contribution of the security in question to the Fund's  objectives, the rate of portfolio  turnover is irrelevant when the Sub-advisor  believes a change is in order to achieve those objectives,  and the
Fund's annual  portfolio  turnover rate cannot be  anticipated  and may be  comparatively  high.  Since the  Sub-advisor  does not take portfolio  turnover  rate into account in making  investment  decisions,  (1) the  Sub-advisor  has no intention of  accomplishing  any particular  rate of portfolio  turnover,  whether high or low,  and (2) the  portfolio  turnover  rates should not be  considered  as a representation of the rates that will be attained in the future.

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF
American Century  International  Growth Fund. These limitations are not "fundamental"  restrictions and may be changed by the Directors without shareholder approval.  The Fund will not:

         1.       Invest more than 15% of its assets in illiquid investments;

         2.       Invest in the securities of other investment companies except in compliance with the 1940 Act;

         3.       Buy  securities  on margin or sell short (unless it owns or by virtue of its  ownership of other  securities  has the right to obtain  securities  equivalent  in kind and amount to the  securities  sold);  however,  the Fund may make margin  deposits in connection with the use of any financial instrument or any transaction in securities permitted under its investment policies;

         4.       Invest in oil, gas or other mineral leases;

         5.       Invest for control or for management.

ASAF DEAM INTERNATIONAL EQUITY FUND:

Investment Objective:  The investment objective of the Fund is to seek capital growth.

Investment Policies:

..........Options On Stock  Indices and Stocks.  An option is a right to buy or sell a security  at a specified  price  within a limited period of time.  The Fund may write  ("sell")  covered call options on any or all of its portfolio  securities.  In addition,  the Fund may purchase options on securities.  The Fund may also purchase put and call options on stock indices.

..........The Fund may write  ("sell")  options on any or all of its portfolio  securities and at such time and from time to time as the
Sub-advisor  shall  determine to be  appropriate.  No specified  percentage of the Fund's assets is invested in securities with respect to which options may be written.  The extent of the Fund's option  writing  activities  will vary from time to time  depending upon the
Sub-advisor's evaluation of market, economic and monetary conditions.

..........When the Fund  purchases a security with respect to which it intends to write an option,  it is likely that the option will be written  concurrently  with or shortly after purchase.  The Fund will write an option on a particular  security only if the Sub-advisor believes that a liquid secondary  market will exist on an exchange for options of the same series,  which will permit the Fund to enter into a closing  purchase  transaction  and close out its  position.  If the Fund desires to sell a particular  security on which it has written an option, it will effect a closing purchase transaction prior to or concurrently with the sale of the security.

..........The Fund may enter into closing  purchase  transactions  to reduce the  percentage  of its assets  against  which  options are written,  to realize a profit on a previously  written option, or to enable it to write another option on the underlying  security with either a different exercise price or expiration time or both.

..........Options  written by the Fund will normally  have  expiration  dates  between three and nine months from the date written.  The exercise  prices of options may be below,  equal to or above the current  market values of the  underlying  securities at the times the options are  written.  From time to time for tax and other  reasons,  the Fund may  purchase an  underlying  security  for  delivery in accordance with an exercise notice assigned to it, rather than delivering such security from its portfolio.

..........A stock index measures the movement of a certain group of stocks by assigning  relative  values to the stocks  included in the index.  The Fund  purchases put options on stock indices to protect the portfolio  against  decline in value.  The Fund  purchases call options on stock indices to establish a position in equities as a temporary  substitute for purchasing  individual stocks that then may be acquired  over the option  period in a manner  designed to minimize  adverse  price  movements.  Purchasing  put and call options on stock indices also permits  greater time for evaluation of investment  alternatives.  When the  Sub-advisor  believes that the trend of stock prices may be downward,  particularly  for a short period of time, the purchase of put options on stock indices may eliminate the need to sell less liquid stocks and possibly  repurchase  them later.  The purpose of these  transactions  is not to generate gain, but to "hedge"  against  possible  loss.  Therefore,  successful  hedging  activity will not produce net gain to the Fund.  Any gain in the price of a call option is likely to be offset by higher  prices the Fund must pay in rising  markets,  as cash  reserves are  invested.
In declining markets, any increase in the price of a put option is likely to be offset by lower prices of stocks owned by the Fund.

..........Transactions  in options are subject to  limitations,  established  by each of the  exchanges  upon which  options are traded, governing  the maximum  number of options  which may be written or held by a single  investor or group of investors  acting in concert, regardless of whether the options are held in one or more  accounts.  Thus,  the number of options the Fund may hold may be affected by options held by other advisory  clients of the  Sub-advisor.  As of the date of this  Statement,  the  Sub-advisor  believes that these limitations will not affect the purchase of stock index options by the Fund.

..........One risk of  holding  a put or a call  option is that if the  option  is not sold or  exercised  prior to its  expiration,  it becomes  worthless.  However,  this risk is limited to the premium  paid by the Fund.  Other risks of  purchasing  options  include the possibility  that a liquid  secondary  market  may not exist at a time when the Fund may wish to close  out an option  position.  It is also possible that trading in options on stock indices might be halted at a time when the securities  markets  generally were to remain open.  In cases where the market value of an issue  supporting  a covered call option  exceeds the strike price plus the premium on the call,  the Fund will lose the right to  appreciation  of the stock for the  duration of the option.  For an  additional  discussion  of options on stock indices and stocks and certain risks involved  therein,  see this Statement and the Trust's  Prospectus under "Certain
Risk Factors and Investment Methods."

..........Futures  Contracts.  The Fund may enter into  futures  contracts  (or options  thereon)  for hedging  purposes.  U.S.  futures contracts are traded on exchanges which have been designated  "contract markets" by the Commodity Futures Trading  Commission  ("CFTC")
and must be executed  through a futures  commission  merchant (an "FCM") or brokerage  firm which is a member of the relevant  contract market.  Although  futures  contracts by their terms call for the  delivery or  acquisition  of the  underlying  commodities  or a cash payment based on the value of the underlying  commodities,  in most cases the contractual obligation is offset before the delivery date of the contract by buying,  in the case of a contractual  obligation to sell,  or selling,  in the case of a contractual  obligation to buy, an identical  futures contract on a commodities  exchange.  Such a transaction  cancels the obligation to make or take delivery of the commodities.

..........The  acquisition or sale of a futures  contract could occur,  for example,  if the Fund held or considered  purchasing  equity securities  and sought to protect  itself from  fluctuations  in prices without  buying or selling those  securities.  For example,  if prices were expected to decrease,  the Fund could sell equity index futures contracts,  thereby hoping to offset a potential decline in the value of equity  securities in the portfolio by a corresponding  increase in the value of the futures contract position held by the
Fund and thereby  prevent the Fund's net asset value from  declining as much as it otherwise  would have.  The Fund also could  protect against  potential  price  declines by selling  portfolio  securities  and investing in money market  instruments.  However,  since the futures market is more liquid than the cash market,  the use of futures  contracts as an investment  technique  would allow the Fund to maintain a defensive position without having to sell portfolio securities.

..........Similarly,  when prices of equity  securities are expected to increase,  futures contracts could be bought to attempt to hedge against the  possibility of having to buy equity  securities at higher prices.  This  technique is sometimes  known as an  anticipatory hedge.  Since the fluctuations in the value of futures contracts should be similar to those of equity  securities,  the Fund could take advantage of the potential rise in the value of equity  securities  without buying them until the market had stabilized.  At that time, the futures contracts could be liquidated and the Fund could buy equity securities on the cash market.

..........The Fund may also  enter  into  interest  rate and  foreign  currency  futures  contracts.  Interest  rate  futures  contracts currently are traded on a variety of fixed-income  securities,  including  long-term U.S.  Treasury Bonds,  Treasury Notes,  Government
National Mortgage Association modified pass-through  mortgage-backed  securities, U.S. Treasury Bills, bank certificates of deposit and commercial paper.  Foreign currency futures contracts currently are traded on the British pound,  Canadian dollar,  Japanese yen, Swiss franc, West German mark and on Eurodollar deposits.

..........The Fund will not, as to any positions,  whether long, short or a combination thereof,  enter into futures and options thereon for which the aggregate  initial  margins and premiums exceed 5% of the fair market value of its total assets after taking into account unrealized  profits and losses on options entered into. In the case of an option that is  "in-the-money,"  the in-the-money  amount may be  excluded  in  computing  such 5%. In general a call  option on a future is  "in-the-money"  if the value of the future  exceeds the exercise  ("strike") price of the call; a put option on a future is  "in-the-money"  if the value of the future which is the subject of the put is exceeded by the strike  price of the put. The Fund may use futures and options  thereon  solely for bona fide hedging or for other  non-speculative  purposes.  As to long  positions  which are used as part of the Fund's  strategies  and are  incidental  to its activities in the underlying cash market,  the "underlying  commodity  value" of the Fund's futures and options thereon must not exceed the  sum of (i)  cash  set  aside  in an  identifiable  manner,  or  short-term  U.S.  debt  obligations  or  other  dollar-denominated high-quality,  short-term money instruments so set aside, plus sums deposited on margin;  (ii) cash proceeds from existing  investments due in 30 days; and (iii) accrued profits held at the futures  commission  merchant.  The "underlying  commodity  value" of a future is computed by multiplying the size of the future by the daily  settlement price of the future.  For an option on a future,  that value is the underlying commodity value of the future underlying the option.

..........Unlike the  situation  in which the Fund  purchases  or sells a  security,  no price is paid or  received by the Fund upon the purchase or sale of a futures  contract.  Instead,  the Fund is required to deposit in a segregated  asset account an amount of cash or qualifying  securities  (currently U.S.  Treasury bills),  currently in a minimum amount of $15,000.  This is called "initial  margin."
Such  initial  margin is in the nature of a  performance  bond or good faith  deposit on the  contract.  However,  since losses on open contracts are required to be reflected in cash in the form of variation  margin  payments,  the Fund may be required to make additional payments  during the term of a contract to its broker.  Such  payments  would be required,  for example,  where,  during the term of an interest  rate futures  contract  purchased by the Fund,  there was a general  increase in interest  rates,  thereby  making the Fund's securities  less  valuable.  In all  instances  involving  the purchase of financial  futures  contracts by the Fund, an amount of cash together with such other securities as permitted by applicable  regulatory  authorities to be utilized for such purpose, at least equal to the market value of the future contracts,  will be deposited in a segregated  account with the Fund's custodian to collateralize the position.  At any time prior to the  expiration of a futures  contract,  the Fund may elect to close its position by taking an opposite position which will operate to terminate the Fund's position in the futures contract.

..........Because  futures  contracts are generally  settled within a day from the date they are closed out,  compared with a settlement period of three  business days for most types of  securities,  the futures  markets can provide  superior  liquidity to the  securities markets.  Nevertheless,  there is no  assurance  a liquid  secondary  market  will exist for any  particular  futures  contract  at any particular  time. In addition,  futures  exchanges  may establish  daily price  fluctuation  limits for futures  contracts and may halt trading if a  contract's  price moves  upward or downward  more than the limit in a given day. On volatile  trading days when the price fluctuation  limit is reached,  it would be  impossible  for the Fund to enter into new positions or close out existing  positions.  If the  secondary  market for a futures  contract were not liquid  because of price  fluctuation  limits or otherwise,  the Fund would not promptly be able to liquidate  unfavorable  futures  positions and potentially could be required to continue to hold a futures position until the  delivery  date,  regardless  of changes in its value.  As a result,  the  Fund's  access to other  assets  held to cover its futures positions also could be impaired.  For an additional  discussion of futures  contracts and certain risks involved therein,  see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

..........Options on Futures  Contracts.  The Fund may  purchase  put and call  options  on  futures  contracts.  An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying  futures contract,  in the case of a call option, or a "short" position in the underlying  futures  contract,  in the case of a put option, at a fixed exercise price to a stated
expiration  date.  Upon exercise of the option by the holder,  a contract  market  clearing  house  establishes a  corresponding  short position for the writer of the option,  in the case of a call option,  or a corresponding  long position,  in the case of a put option.
In the event  that an option is  exercised,  the  parties  will be  subject  to all the risks  associated  with the  trading of futures contracts, such as payment of variation margin deposits.

..........A position in an option on a futures  contract may be  terminated  by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction,  subject to the availability of a liquid secondary market,  which is the purchase or sale of an option of the same series  (i.e.,  the same  exercise  price and  expiration  date) as the option  previously  purchased  or sold.  The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

..........An option,  whether  based on a futures  contract,  a stock  index or a  security,  becomes  worthless  to the holder  when it expires.  Upon exercise of an option,  the exchange or contract  market  clearing house assigns  exercise  notices on a random basis to those of its members  which have  written  options of the same series and with the same  expiration  date. A brokerage  firm  receiving such  notices  then  assigns  them on a random  basis to those of its  customers  which have  written  options  of the same  series and expiration  date. A writer  therefore  has no control  over  whether an option will be exercised  against it, nor over the time of such exercise.

..........The  purchase  of a call  option on a futures  contract  is similar in some  respects  to the  purchase of a call option on an individual  security.  See "Options on Foreign  Currencies" below.  Depending on the pricing of the option compared to either the price of the futures  contract upon which it is based or the price of the  underlying  instrument,  ownership of the option may or may not be less risky than ownership of the futures contract or the underlying  instrument.  As with the purchase of futures  contracts,  when the
Fund is not fully invested it could buy a call option on a futures  contract to hedge against a market  advance.  The purchase of a put option on a futures  contract is similar in some  respects to the  purchase of  protective  put options on  portfolio  securities.  For example,  the Fund would be able to buy a put option on a futures  contract to hedge the Fund against the risk of falling  prices.  For an  additional  discussion  of options on futures  contracts and certain risks  involved  therein,  see this  Statement and the Trust's
Prospectus under "Certain Risks Factors and Investment Methods."

..........Options on Foreign  Currencies.  The Fund may buy and sell  options on foreign  currencies  for  hedging  purposes in a manner similar to that in which  futures on foreign  currencies  would be  utilized.  For  example,  a decline in the U.S.  dollar  value of a foreign currency in which portfolio  securities are denominated  would reduce the U.S. dollar value of such  securities,  even if their value in the foreign currency  remained  constant.  In order to protect against such diminutions in the value of portfolio  securities, the Fund could buy put options on the foreign currency.  If the value of the currency  declines,  the Fund would have the right to sell such currency for a fixed amount in U.S.  dollars and would thereby  offset,  in whole or in part, the adverse effect on the Fund which otherwise would have resulted.  Conversely,  when a rise is projected in the U.S. dollar value of a currency in which  securities to be acquired are  denominated,  thereby  increasing the cost of such securities,  the Fund could buy call options thereon.  The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates.

..........Options on foreign  currencies  traded on national  securities  exchanges are within the  jurisdiction  of the  Securities and
Exchange  Commission (the "SEC"), as are other securities traded on such exchanges.  As a result,  many of the protections  provided to traders on organized  exchanges  will be available  with respect to such  transactions.  In  particular,  all foreign  currency  option positions  entered into on a national  securities  exchange are cleared and  guaranteed by the Options  Clearing  Corporation  ("OCC"), thereby  reducing the risk of counterparty  default.  Further,  a liquid  secondary  market in options traded on a national  securities exchange  may be more readily  available  than in the  over-the-counter  market,  potentially  permitting  the Fund to  liquidate  open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

..........The purchase and sale of exchange-traded  foreign currency options,  however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding  adverse market  movements,  margining of options written,  the nature of the foreign  currency  market,  possible  intervention  by governmental  authorities,  and the effects of other political and
economic  events.  In  addition,   exchange-traded   options  on  foreign  currencies  involve  certain  risks  not  presented  by  the over-the-counter  market.  For example,  exercise and  settlement of such options must be made  exclusively  through the OCC, which has established  banking  relationships in applicable  foreign countries for this purpose.  As a result, the OCC may, if it determines that foreign governmental  restrictions or taxes would prevent the orderly settlement of foreign currency option exercises,  or would result in undue burdens on the OCC or its clearing member,  impose special  procedures on exercise and settlement,  such as technical  changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

..........Risk  Factors of Investing in Futures and  Options.  The  successful  use of the  investment  practices  described  above with respect to futures  contracts,  options on futures contracts,  and options on securities  indices,  securities,  and foreign currencies draws upon skills and  experience  which are  different  from those needed to select the other  instruments  in which the Fund invests.
Should  interest or exchange  rates or the prices of securities or financial  indices move in an  unexpected  manner,  the Fund may not achieve the desired  benefits of futures and options or may realize losses and thus be in a worse position than if such  strategies had not been used. Unlike many  exchange-traded  futures contracts and options on futures  contracts,  there are no daily price fluctuation limits with respect to options on currencies  and  negotiated or  over-the-counter  instruments,  and adverse  market  movements  could therefore  continue to an unlimited extent over a period of time. In addition,  the correlation  between  movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

..........The Fund's  ability to dispose of its  positions  in the  foregoing  instruments  will  depend on the  availability  of liquid markets in the  instruments.  Markets in a number of the  instruments  are relatively new and still  developing and it is impossible to predict the amount of trading  interest that may exist in those  instruments in the future.  Particular risks exist with respect to the use of each of the foregoing  instruments and could result in such adverse  consequences to the Fund as the possible loss of the entire premium paid for an option  bought by the Fund and the possible need to defer  closing out  positions in certain  instruments  to avoid adverse tax consequences.  As a result,  no assurance can be given that the Fund will be able to use those instruments  effectively for the purposes set forth above.

..........In addition,  options on U.S. Government securities,  futures contracts,  options on futures contracts,  forward contracts and options on foreign  currencies may be traded on foreign  exchanges and  over-the-counter  in foreign  countries.  Such transactions are subject to the risk of  governmental  actions  affecting  trading in or the prices of foreign  currencies or  securities.  The value of such positions also could be affected adversely by (i) other complex foreign political and economic factors,  (ii) lesser  availability than in the United States of data on which to make trading  decisions,  (iii) delays in the Fund's ability to act upon economic  events occurring in foreign markets during  nonbusiness hours in the United States,  (iv) the imposition of different  exercise and settlement terms and procedures and margin  requirements than in the United States,  and (v) low trading volume.  For an additional  discussion of certain risks involved in investing in futures and options,  see this Statement and the Trust's  Prospectus under "Certain Risk Factors and Investment Methods."

..........Foreign  Securities.  Investments in foreign  countries  involve  certain risks which are not typically  associated  with U.S.
investments.  For a discussion of certain risks  involved in foreign  investing,  see this Statement and the Trust's  Prospectus  under
"Certain Risk Factors and Investment Methods."

..........Forward  Contracts for Purchase or Sale of Foreign  Currencies.  The Fund  generally  conducts its foreign  currency  exchange transactions  on a spot  (i.e.,  cash)  basis at the spot rate  prevailing  in the  foreign  exchange  currency  market.  When the Fund purchases or sells a security  denominated in a foreign  currency,  it may enter into a forward  foreign  currency  contract  ("forward contract")  for the  purchase or sale,  for a fixed amount of dollars,  of the amount of foreign  currency  involved in the  underlying security  transaction.  A forward contract  involves an obligation to purchase or sell a specific  currency at a future date, which may be any fixed  number of days from the date of the  contract  agreed upon by the  parties,  at a price set at the time of the  contract.
The Fund  generally  will not enter into  forward  contracts  with a term greater  than one year.  In this manner,  the Fund may obtain protection  against a possible  loss  resulting  from an adverse  change in the  relationship  between the U.S.  dollar and the foreign currency  during the period  between the date the security is  purchased  or sold and the date upon which  payment is made or received.
Although  such  contracts  tend to minimize the risk of loss due to the decline in the value of the hedged  currency,  at the same time they tend to limit any potential  gain which might result should the value of such  currency  increase.  The Fund will not speculate in forward contracts.

..........Forward  contracts are traded in the interbank  market  conducted  directly between currency traders (usually large commercial banks) and their customers.  Generally a forward contract has no deposit  requirement,  and no commissions are charged at any stage for trades.  Although  foreign  exchange  dealers do not charge a fee for  conversion,  they do  realize a profit  based on the  difference between the prices at which they buy and sell  various  currencies.  When the  Sub-advisor  believes  that the currency of a particular foreign country may suffer a substantial  decline against the U.S. dollar (or sometimes against another  currency),  the Fund may enter into a forward contract to sell, for a fixed dollar or other currency amount,  foreign currency  approximating the value of some or all of the Fund's  securities  denominated in that  currency.  In addition,  the Fund may engage in  "proxy-hedging,"  i.e.,  entering into forward  contracts to sell a different  foreign  currency than the one in which the underlying  investments  are  denominated  with the expectation  that the value of the hedged  currency will correlate with the value of the underlying  currency.  The Fund will not enter into forward  contracts or maintain a net exposure to such contracts  where the  fulfillment of the contracts would require the Fund to deliver  an amount of  foreign  currency  or a proxy  currency  in excess of the  value of its  portfolio  securities  or other  assets denominated in the currency being hedged.  Forward contracts may, from time to time, be considered  illiquid,  in which case they would be subject to the Fund's limitation on investing in illiquid securities.

..........At the  consummation of a forward contract for delivery by the Fund of a foreign  currency,  the Fund may either make delivery of the foreign currency or terminate its contractual  obligation to deliver the foreign  currency by purchasing an offsetting  contract obligating it to purchase,  at the same maturity  date, the same amount of the foreign  currency.  If the Fund chooses to make delivery of the foreign  currency,  it may be required to obtain such  currency  through the sale of portfolio  securities  denominated  in such currency or through conversion of other Fund assets into such currency.

..........Dealings in forward  contracts by the Fund will be limited to the  transactions  described  above. Of course,  the Fund is not required to enter into such  transactions with regard to its foreign  currency-denominated  securities and will not do so unless deemed appropriate by the Sub-advisor.  It also should be realized that this method of protecting the value of the Fund's  securities  against a  decline  in the  value of a  currency  does not  eliminate  fluctuations  in the  underlying  prices  of the  securities.  It simply establishes  a rate of exchange  which can be achieved at some future point in time.  Additionally,  although  such  contracts  tend to minimize  the risk of loss due to the decline in the value of the hedged  currency,  at the same time they tend to limit any  potential gain which  might  result  should the value of such  currency  increase.  For an  additional  discussion  of forward  foreign  currency contracts  and certain  risks  involved  therein,  see this  Statement  and the Trust's  Prospectus  under  "Certain  Risk  Factors and
Investment Methods."

..........Securities  That Are Not Readily  Marketable.  The Fund may invest up to 15% of the value of its net  assets,  measured at the time of  investment,  in  investments  that are not readily  marketable.  As security  which is not "readily  marketable"  is generally considered  to be a security  that cannot be disposed of within  seven days in the  ordinary  course of business at  approximately  the amount at which it is valued.  The Fund may invest in restricted  securities,  subject to the foregoing  15%  limitation.  "Restricted"
securities  generally  include  securities that are not registered under the Securities Act of 1933 (the "1933 Act") and are subject to legal or contractual  restrictions upon resale.  Restricted  securities  nevertheless may be "readily marketable" and can often be sold in privately negotiated transactions or in a registered public offering.

..........The Fund may not be able to dispose of a security  that is not  "readily  marketable"  at the time  desired or at a reasonable price. In addition,  in order to resell such a security,  the Fund might have to bear the expense and incur the delays  associated with effecting registration.  In purchasing such securities,  the Fund does not intend to engage in underwriting  activities,  except to the extent the Fund may be deemed to be a statutory underwriter under the 1933 Act in disposing of such securities.

..........Rule 144A  Securities.  In recent  years,  a large  institutional  market has developed  for certain  securities  that are not registered under the 1933 Act.  Institutional  investors  generally will not seek to sell these instruments to the general public,  but instead will often depend on an efficient  institutional  market in which such  unregistered  securities can readily be resold or on an issuer's  ability to honor a demand for repayment.  Therefore,  the fact that there are contractual or legal  restrictions on resale to the general public or certain institutions is not dispositive of the liquidity or such investments.

..........Rule 144A  under the 1933 Act,  establishes  a "safe  harbor"  from the  registration  of the 1933 Act for  resales of certain securities  to  qualified  institutional  buyers.  The  Fund  may  invest  in Rule  144A  securities  that  may or may  not be  readily marketable.  Rule 144A securities are readily  marketable if  institutional  markets for the securities  develop  pursuant to Rule 144A that provide both readily  ascertainable  values for the  securities and the ability to liquidate the  securities  when  liquidation is deemed  necessary or advisable.  However,  an insufficient  number of qualified  institutional  buyers  interested in purchasing a Rule
144A  security held by the Fund could affect  adversely  the  marketability  of the  security.  In such an instance,  the Fund might be unable to dispose of the security promptly or at reasonable prices.

..........Lower-Rated or Unrated Fixed-Income  Securities.  The Fund may invest up to 5% of its total assets in fixed-income  securities which are unrated or are rated below  investment  grade  either at the time of purchase  or as a result of  reduction  in rating  after purchase.  (This  limitation  does not apply to  convertible  securities and preferred  stocks.)  Investments in lower-rated or unrated securities  are generally  considered to be of high risk.  These debt  securities,  commonly  referred to as junk bonds,  are generally subject to two kinds of risk,  credit  risk and market  risk.  Credit  risk  relates to the  ability of the issuer to meet  interest or principal  payments,  or both,  as they come due. The ratings  given a security by Moody's  Investors  Service,  Inc.  ("Moody's")  and
Standard & Poor's ("S&P")  provide a generally  useful guide as to such credit risk. For a description of securities  ratings,  see the
Appendix  to this  Statement.  The lower the rating  given a security  by a rating  service,  the  greater  the credit risk such rating service  perceives to exist with  respect to the  security.  Increasing  the amount of the Fund's  assets  invested in unrated or lower grade  securities,  while  intended to increase the yield  produced by those assets,  will also increase the risk to which those assets are subject.

..........Market  risk  relates  to the fact that the market  values of debt  securities  in which the Fund  invests  generally  will be affected  by changes in the level of interest  rates.  An  increase  in  interest  rates will tend to reduce the market  values of such securities,  whereas a decline in interest  rates will tend to increase their values.  Medium and  lower-rated  securities  (Baa or BBB and lower) and non-rated  securities of comparable  quality tend to be subject to wider  fluctuations  in yields and market values than higher rated securities and may have  speculative  characteristics.  In order to decrease the risk in investing in debt securities,  in no event  will the Fund ever  invest in a debt  security  rated  below B by Moody's  or by S&P.  Of course,  relying in part on ratings assigned by credit  agencies in making  investments  will not protect the Fund from the risk that the  securities  in which they invest will decline in value, since credit ratings represent evaluations of the safety of principal,  dividend,  and interest payments on debt securities,  and not the market values of such securities,  and such ratings may not be changed on a timely basis to reflect subsequent events.

..........Because  investment in medium and lower-rated  securities  involves greater credit risk,  achievement of the Fund's investment objective  may be more  dependent  on the  Sub-advisor's  own  credit  analysis  than is the case for funds  that do not invest in such securities.  In  addition,  the share  price and yield of the Fund may  fluctuate  more than in the case of funds  investing  in higher quality,  shorter  term  securities.  Moreover,  a  significant  economic  downturn or major  increase in interest  rates may result in issuers of lower-rated  securities  experiencing  increased  financial  stress,  which would adversely  affect their ability to service their principal,  dividend, and interest obligations,  meet projected business goals, and obtain additional financing.  In this regard, it should be noted that while the market for high  yield debt  securities  has been in  existence  for many years and from time to time has  experienced  economic  downturns in recent years,  this market has involved a  significant  increase in the use of high yield debt securities to fund highly  leveraged  corporate  acquisitions  and  restructurings.  Past  experience  may not,  therefore,  provide an accurate  indication  of future  performance  of the high  yield debt  securities  market,  particularly  during  periods  of  economic recession.  Furthermore,  expenses  incurred in recovering an  investment in a defaulted  security may adversely  affect the Fund's net asset value.  Finally,  while the Sub-advisor attempts to limit purchases of medium and lower-rated  securities to securities having an established  secondary  market,  the  secondary  market for such  securities  may be less  liquid  than the  market for higher  quality securities.  The reduced  liquidity of the secondary  market for such securities may adversely  affect the market price of, and ability of the Fund to value,  particular  securities at certain times, thereby making it difficult to make specific valuation  determinations.
The Fund does not invest in any medium and lower-rated  securities which present special tax  consequences,  such as zero-coupon  bonds or pay-in-kind  bonds.  For an additional  discussion of certain risks involved in lower-rated  securities,  see this Statement and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

..........The  Sub-advisor  seeks to reduce the  overall  risks  associated  with the Fund's  investments  through  diversification  and consideration of factors affecting the value of securities it considers  relevant.  No assurance can be given,  however,  regarding the degree of success that will be achieved in this regard or that the Fund will achieve its investment objective.

..........Convertible  Securities.  The Fund may buy securities  convertible into common stock if, for example, the Sub-advisor believes that a  company's  convertible  securities  are  undervalued  in the market.  Convertible  securities  eligible  for  purchase  include convertible  bonds,  convertible  preferred  stocks,  and warrants.  A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specific amount of the  corporation's  capital stock at a set price for a specified  period of time.
Warrants  do not  represent  ownership  of the  securities,  but only the right to buy the  securities.  The prices of  warrants do not necessarily move parallel to the prices of underlying  securities.  Warrants may be considered  speculative in that they have no voting rights,  pay no dividends,  and have no rights with respect to the assets of a corporation  issuing them. Warrant positions will not be used to increase the leverage of the Fund;  consequently,  warrant positions are generally  accompanied by cash positions equivalent to the required exercise amount.

..........Temporary  Defensive  Investments.  Up to 100% of the  assets  of the  Fund may be  invested  temporarily  in U.S.  government obligations,  commercial paper, bank obligations,  repurchase agreements,  negotiable U.S.  dollar-denominated  obligations of domestic and foreign  branches of U.S.  depository  institutions,  U.S.  branches of foreign  depository  institutions,  and foreign  depository institutions,  in cash, or in other cash  equivalents,  if the  Sub-advisor  determines it to be appropriate  for purposes of enhancing liquidity or preserving capital in light of prevailing market or economic  conditions.  U.S.  government  obligations  include Treasury bills, notes and bonds, and issues of United States agencies,  authorities and  instrumentalities.  Some government  obligations,  such as  Government  National  Mortgage  Association  pass-through  certificates,  are  supported by the full faith and credit of the United
States  Treasury.  Other  obligations,  such as securities of the Federal Home Loan Banks,  are supported by the right of the issuer to borrow  from the United  States  Treasury;  and  others,  such as bonds  issued by Federal  National  Mortgage  Association  (a private corporation),  are supported only by the credit of the agency,  authority or  instrumentality.  The Fund also may invest in obligations issued by the International  Bank for  Reconstruction  and Development (IBRD or "World Bank").  For more information on mortgage-backed securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

..........Investment Policies Which May be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF
DeAM  International  Equity Fund.  These  limitations are not  "fundamental"  restrictions,  and may be changed by the Trustees without shareholder approval.  The Fund will not:

..........1.       Change its policy to invest at least 80% of the value of its assets in equity  securities  unless it provides 60 days prior written notice to its shareholders.

..........2.       Invest more than 15% of the market value of its net assets in securities which are not readily marketable,  including repurchase agreements maturing in over seven days;

..........3.       Purchase securities of other investment companies except in compliance with the 1940 Act;

..........4.       Invest in companies for the purpose of exercising control or management.

..........5.       Purchase any securities on margin except to obtain such  short-term  credits as may be necessary for the clearance of transactions  (and provided that margin  payments and other deposits in connection with  transactions  in options,  futures and forward contracts shall not be deemed to constitute purchasing securities on margin); or

..........6.       Sell securities short.

..........In addition,  in periods of uncertain market and economic  conditions,  as determined by the Sub-advisor,  the Fund may depart from its basic  investment  objective  and assume a  defensive  position  with up to 100% of its assets  temporarily  invested  in high quality corporate bonds or notes and government issues, or held in cash.

..........If a percentage  restriction  is adhered to at the time of investment,  a later increase or decrease in percentage  beyond the specified limit that results from a change in values or net assets will not be considered a violation.

ASAF PBHG SMALL-CAP GROWTH FUND:

Investment  Objective:  The  investment  objective of the Fund  (formerly,  the ASAF Janus  Small-Cap  Growth Fund) is capital  growth.
Realization of income is not a significant  investment  consideration and any income realized on the Fund's investments  therefore will be incidental to the Fund's objective.

Investment Policies:

..........Investment Company  Securities.  From time to time, the Fund may invest in securities of other investment  companies,  subject to the provisions of Section 12(d)(1) of the 1940 Act.

..........Depositary  Receipts.  The Fund may invest in sponsored and  unsponsored  American  Depositary  Receipts  ("ADRs"),  which are described in the Trust's  Prospectus  under "Certain Risk Factors and Investment  Methods."  Holders of unsponsored ADRs generally bear all the costs of the ADR  facility,  whereas  foreign  issuers  typically  bear  certain  costs in a sponsored  ADR.  The bank or trust company  depositary  of an  unsponsored  ADR may be under no  obligation to  distribute  shareholder  communications  received from the foreign  issuer  or to pass  through  voting  rights.  The Fund may also  invest  in  European  Depositary  Receipts  ("EDRs"),  Global
Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies.

..........Futures,  Options and Forward  Contracts.  The Fund may enter into futures  contracts on securities,  financial  indices,  and foreign currencies and options on such contracts,  and may invest in options on securities,  financial indices, and foreign currencies, and forward  contracts.  The Fund will not enter into any futures  contracts or options on futures contracts if the aggregate amount of the Fund's  commitments under outstanding  futures contract positions and options on futures contracts written by the Fund would exceed the market value of the Fund's total assets.  The Fund may invest in forward  currency  contracts with stated values of up to the value of the Fund's assets.

..........The Fund may buy or write options in privately  negotiated  transactions  on the types of securities,  and on indices based on the types of  securities,  in which the Fund is  permitted  to  invest  directly.  The Fund will  effect  such  transactions  only with investment dealers and other financial  institutions (such as commercial banks or savings and loan  institutions)  deemed  creditworthy by the Sub-advisor  pursuant to procedures  adopted by the Sub-advisor for monitoring the  creditworthiness  of those entities.  To the extent that an option  purchased or written by the Fund in a negotiated  transaction is illiquid,  the value of the option purchased or the amount of the Fund's  obligations  under an option it has written,  as the case may be, will be subject to the Fund's limitation on illiquid  investments.  In the case of illiquid options,  it may not be possible for the Fund to effect an offsetting  transaction when the  Sub-advisor  believes it would be  advantageous  for the Fund to do so. For a description of these  strategies and instruments and certain of their risks, see this Statement and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Convertible  Securities.  Convertible  securities are securities such as rights,  bonds,  notes and preferred stocks which are convertible  into or  exchangeable  for common stocks.  Convertible  securities have  characteristics  similar to both fixed income and equity  securities.  Because of the  conversion  feature,  the market value of convertible  securities  tends to move together with the market value of the  underlying  common  stock.  As a result,  the Fund's  selection of  convertible  securities  is based,  to a great extent,  on the potential for capital  appreciation  that may exist in the underlying  stock.  The value of  convertible  securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

         Warrants.  Warrants are instruments  giving holders the right,  but not the obligation,  to buy shares of a company at a given price during a specified period.

         When-Issued  and  Delayed-Delivery  Securities.   When-issued  and  delayed-delivery  securities  are  securities  subject  to settlement on a future date. For fixed income  securities,  the interest rate realized on when-issued  or  delayed-delivery  securities is fixed as of the  purchase  date and no  interest  accrues to the Fund  before  settlement.  These  securities  are subject to market fluctuation  due to changes in market  interest rates and will have the effect of leveraging  the Fund's assets.  The Fund is permitted to invest in forward  commitments or when-issued  securities  where such purchases are for investment and not for leveraging  purposes.
One or more segregated  accounts will be established  with the Fund's  custodian bank, and the Fund will maintain liquid assets in such accounts in an amount at least equal in value to the Fund's commitments to purchase when-issued securities.

         Small and Medium  Capitalization  Stocks.  Investments  in common stocks in general are subject to market risks that may cause their prices to fluctuate  over time.  Therefore,  an investment in the Fund may be more suitable for long-term  investors who can bear the risk of these  fluctuations.  While the Sub-advisor  intends to invest in small  capitalization  companies that have strong balance sheets and favorable business prospects,  any investment in small  capitalization  companies involves greater risk and price volatility than that  customarily  associated  with  investments  in larger,  more  established  companies.  This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial  resources,  narrow product lines and frequent lack of management depth. The securities of small capitalization  companies are often traded in the  over-the-counter  market, and might not be traded in volumes  typical of securities  traded on a national  securities  exchange.  Thus, the securities of small  capitalization companies  are likely to be less liquid,  and subject to more abrupt or erratic  market  movements,  than  securities  of larger,  more established companies.

         Over-The-Counter  Market.  The Fund will invest in  over-the-counter  stocks.  In contrast to the  securities  exchanges,  the over-the-counter  market is not a  centralized  facility  which limits  trading  activity to securities  of companies  which  initially satisfy certain defined standards.  Generally,  the volume of trading in an unlisted or over-the-counter  common stock is less than the volume of trading in a listed  stock.  This means that the depth of market  liquidity  of some stocks in which the Fund invests may not be as great as that of other  securities  and,  if the Fund were to dispose  of such a stock,  they might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

..........Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF
PBHG  Small-Cap  Growth Fund.  These  limitations  are not  "fundamental"  restrictions,  and may be changed by the  Directors  without shareholder approval.

..........1.       The Fund will not  change  its  policy to  invest  at least  80% of the value of its  assets in small  capitalization companies unless it provides 60 days prior written notice to its shareholders.

..........2.       The Fund does not currently  intend to sell securities  short,  unless it owns or has the right to obtain  securities equivalent in kind and amount to the securities sold short without the payment of any additional  consideration  therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

..........3.       The Fund does not currently intend to purchase securities on margin,  except that the Fund may obtain such short-term credits as are necessary for the clearance of  transactions,  and provided that margin  payments and other deposits in connection  with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

..........4.       The Fund does not  currently  intend to purchase any security or enter into a repurchase  agreement  if, as a result, more than 15% of its net assets  would be invested in  repurchase  agreements  not  entitling  the holder to payment of  principal  and interest  within  seven days and in  securities  that are  illiquid  by virtue of legal or  contractual  restrictions  on resale or the absence of a readily  available  market.  The  Directors,  or the Fund's  Sub-advisor  acting  pursuant to  authority  delegated by the
Directors,  may determine that a readily  available  market exists for securities  eligible for resale  pursuant to Rule 144A under the
Securities Act of 1933 ("Rule 144A  Securities"),  or any successor to such rule,  Section 4(2)  commercial  paper and municipal  lease obligations.  Accordingly, such securities may not be subject to the foregoing limitation.

..........5.       The Fund may not invest in companies for the purpose of exercising control of management.

ASAF DeAM Small-Cap Growth Fund:

Investment  Objective:  The investment  objective of the Fund  (formerly,  the ASAF Scudder  Small-Cap  Growth Fund) is to seek maximum appreciation of investors' capital from a portfolio primarily of growth stocks of smaller companies.

Investment Policies:

         Options.  The Fund may write (sell) call options on securities  as long as it owns the  underlying  securities  subject to the option,  or an option to purchase the same underlying  securities  having an exercise price equal to or less than the exercise price of the option,  or will  establish and maintain with the Fund's  custodian for the term of the option a segregated  account  consisting of cash or other liquid  securities  ("eligible  securities")  to the extent  required by applicable  regulation  in  connection  with the optioned  securities.  The Fund may write put options provided that, so long as the Fund is obligated as the writer of the option,  the
Fund owns an option to sell the  underlying  securities  subject to the option  having an exercise  price equal to or greater  than the exercise price of the option,  or it deposits and maintains with the custodian in a segregated  account  eligible  securities  having a value equal to or greater  than the  exercise  price of the option.  The premium  received  for writing an option will  reflect,  among other things,  the current market price of the underlying  security,  the  relationship of the exercise price to such market price, the price volatility of the underlying  security,  the option period,  supply and demand and interest rates. The Fund may write or purchase spread  options,  which are options for which the  exercise  price may be a fixed dollar  spread or yield  spread  between the security underlying  the option and another  security  that is used as a benchmark.  The exercise  price of an option may be below,  equal to or above the current  market value of the  underlying  security at the time the option is written.  The Fund may write (sell) call and put options  on up to 25% of net  assets  and may  purchase  put and call  options  provided  that no more than 5% of its net assets may be invested in premiums on such options.

         If a secured put option  expires  unexercised,  the writer  realizes a gain from the amount of the premium,  plus the interest income on the  securities  in the  segregated  account.  If the secured put writer has to buy the  underlying  security  because of the exercise  of the put option,  the  secured put writer  incurs an  unrealized  loss to the extent that the current  market  value of the underlying  security  is less than the  exercise  price of the put  option.  However,  this would be offset in whole or in part by gain from the premium received and any interest income earned on the securities in the segregated account.

..........For an additional  discussion of investing in options and the risks  involved  therein,  see this  Statement and the Company's
Prospectus under "Certain Risk Factors and Investment Methods."

                  Over-the-Counter   Options.  The  Fund  may  deal  in  over-the-counter   traded  options  ("OTC  options").   Unlike
exchange-traded  options,  OTC options are  transacted  directly  with dealers and not with a clearing  corporation.  Since there is no exchange,  pricing is normally done by reference to information  from market makers,  which  information is carefully  monitored by the
Sub-advisor  and  verified in  appropriate  cases.  In writing OTC options,  the Fund  receives the premium in advance from the dealer.
OTC options are available for a greater variety of securities or other assets,  and for a wider range of expiration  dates and exercise prices, than exchange-traded options.

         The staff of the SEC takes the  position  that  purchased  OTC  options and the assets used as "cover" for written OTC options are illiquid  securities.  Accordingly,  the Fund will only engage in OTC options transactions with dealers that have been specifically approved by the Sub-advisor.  The Sub-advisor  believes that the approved dealers should be able to enter into closing  transactions if necessary  and,  therefore,  present  minimal  credit  risks to the Fund.  The  Sub-advisor  will monitor the  creditworthiness  of the approved  dealers on an on-going  basis.  The Fund currently will not engage in OTC options  transactions if the amount invested by the
Fund in OTC options,  plus a "liquidity  charge"  related to OTC options  written by the Fund,  plus the amount invested by the Fund in other  illiquid  securities,  would  exceed 15% of the Fund's net  assets.  The  "liquidity  charge"  referred  to above is computed as described below.

         The Fund  anticipates  entering into agreements with dealers to which the Fund sells OTC options.  Under these  agreements the
Fund would  have the  absolute  right to  repurchase  the OTC  options  from the dealer at any time at a price no greater  than a price established  under the  agreements  (the  "Repurchase  Price").  The  "liquidity  charge"  referred to above for a specific  OTC option transaction  will be the Repurchase  Price related to the OTC option less the intrinsic  value of the OTC option.  The intrinsic  value of an OTC call option for such purposes will be the amount by which the current  market value of the  underlying  security  exceeds the exercise  price.  In the case of an OTC put option,  intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying  security.  If there is no such agreement  requiring a dealer to allow the Fund to repurchase a specific
OTC option written by the Fund,  the "liquidity  charge" will be the current market value of the assets serving as "cover" for such OTC option.

                  Options on  Securities  Indices.  The Fund, as part of its options  transactions,  may also use options on securities indices in an attempt to hedge against market  conditions  affecting the value of securities that the Fund owns or intends to purchase, and not for  speculation.  When the Fund writes an option on a securities  index, it will be required to deposit with its custodian and mark-to-market  eligible  securities  to the  extent  required  by  applicable  regulation.  Where the Fund  writes a call  option on a securities index at a time when the contract value exceeds the exercise price, the Fund will also segregate and  mark-to-market,  until the option  expires or is closed out,  cash or cash  equivalents  equal in value to such  excess.  The Fund may also  purchase and sell options on indices other than securities  indices,  as available,  such as foreign currency indices.  Because index options are settled in cash, a call writer  cannot  determine  the amount of its  settlement  obligations  in advance and,  unlike call writing on specific securities,  cannot cover its potential  settlement  obligations  by acquiring  and holding the  underlying  securities.  Index options involve risks similar to those risks relating to transactions in financial futures contracts described below.

         For an additional  discussion of investing in OTC options and options on securities  indices,  and the risks involved therein, see this Statement and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Financial  Futures  Contracts and Related  Options.  The Fund may enter into  financial  futures  contracts.  This  investment technique is designed  primarily to hedge (i.e.  protect) against  anticipated  future changes in market conditions or foreign exchange rates which otherwise might affect  adversely the value of securities or other assets which the Fund holds or intends to purchase.  For example,  when the near-term market view is bearish but the portfolio  composition is judged satisfactory for the longer term, exposure to temporary  declines in the market may be reduced by entering  into  futures  contracts  to sell  securities  or the cash value of an index.  Conversely,  where the near-term  view is bullish,  but the Fund is believed to be well  positioned  for the longer term with a high cash  position,  the Fund can hedge  against  market  increases by entering into futures  contracts to buy  securities or the cash value of an index.  In either case, the use of futures  contracts would tend to minimize  portfolio  turnover and facilitate the Fund's pursuit of its investment  objective.  Also, if the Fund owned  long-term bonds and interest rates were expected to rise, it could sell financial futures contracts.  If interest rates did increase,  the value of the bonds held by the Fund would decline,  but this decline would be offset in whole or in part by an  increase in the value of the Fund's  futures  contracts.  If, on the other  hand,  long-term interest rates were expected to decline,  the Fund could hold  short-term debt securities and benefit from the income earned by holding such  securities,  while at the  same  time the Fund  could  purchase  futures  contracts  on  long-term  bonds or the cash  value of a securities  index.  Thus,  the Fund could take  advantage of the  anticipated  rise in the value of long-term  bonds  without  actually buying them.  The futures  contracts  and  short-term  debt  securities  could then be  liquidated  and the cash  proceeds  used to buy long-term  bonds.  At the time of delivery,  in the case of a contract  relating to fixed income  securities,  adjustments  are made to recognize  differences  in value arising from the delivery of  securities  with a different  interest  rate than that  specified in the contract.  In some cases,  securities  to be delivered  under a futures  contract may not have been issued at the time the contract was written.

         The market prices of futures  contracts may be affected by certain  factors.  If  participants  in the futures market elect to close  out  their  contracts  through  offsetting  transactions  rather  than  meet  margin  requirements,  distortions  in the  normal relationship  between the assets and  futures  market  could  result.  Price  distortions  also could  result if  investors  in futures contracts decide to make or take delivery of underlying  securities or other assets rather than engage in closing  transactions because of the resultant  reduction in the liquidity of the futures  market.  In addition,  because margin  requirements  in the futures market are less onerous than margin  requirements  in the cash market,  increased  participation  by  speculators  in the futures market could cause  temporary  price  distortions.  Due to the  possibility  of these price  distortions  and because of the  imperfect  correlation between movements in the prices of securities or other assets and movements in the prices of futures  contracts,  a correct forecast of market trends by the Sub-advisor still may not result in a successful hedging transaction.

         The Fund may purchase and write call and put options on financial  futures  contracts.  Options on futures  contracts  involve risks  similar to those  risks  relating to  transactions  in  financial  futures  contracts.  The Fund will not enter into any futures contracts or options on futures  contracts if the aggregate of the contract value of the outstanding  futures contracts of the Fund and futures  contracts  subject  to  outstanding  options  written by the Fund would  exceed  50% of the total  assets of the Fund.  For an additional  discussion of investing in financial  futures  contracts and options on financial  futures contracts and the risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

..........Section 4(2) Paper.  The Fund may invest in commercial  paper issued by major  corporations  under the  Securities Act of 1933 in reliance on the exemption  from  registration  afforded by Section  3(a)(3)  thereof.  Such  commercial  paper may be issued only to finance  current  transactions  and must mature in nine months or less.  Such  commercial  paper is traded  primarily by  institutional investors through investment dealers,  and individual investor  participation in the commercial paper market is very limited.  The Fund also may invest in commercial paper issued in reliance on the so-called  "private  placement"  exemption from registration  afforded by
Section 4(2) of the  Securities  Act of 1933  ("Section  4(2) paper").  Section 4(2) paper is restricted  as to  disposition  under the federal  securities  laws, and generally is sold to institutional  investors,  such as the Fund, who agree that they are purchasing the paper for  investment  and not with a view to  public  distribution.  Any  resale by the  purchaser  must be in an exempt  transaction.
Section 4(2) paper  normally is resold to other  institutional  investors  through or with the  assistance  of the issuer or investment dealers who make a market in the Section 4(2) paper,  thus providing  liquidity.  Section 4(2) paper will be considered  illiquid,  and subject to the Fund's limitation on investing in illiquid securities,  unless the Sub-advisor  determines such Section 4(2) paper to be liquid under guidelines established by the Board of Directors of the Company.

         Collateralized  Obligations.  The Fund may invest in asset-backed  and  mortgage-backed  securities,  including  interest only
("IO") and principal  only ("PO")  securities  (collectively,  "collateralized  obligations").  A  collateralized  obligation is a debt security issued by a corporation,  trust or custodian,  or by a U.S. Government agency or instrumentality,  that is collateralized by a portfolio  or pool of  mortgages,  mortgage  pass-through  securities,  U.S.  Government  securities  or other  assets.  Collateralized obligations, depending on their structure and the rate of prepayments, can be volatile.

         The Fund  will  currently  invest  in only  those  collateralized  obligations  that are  fully  collateralized  and would not materially  alter the risk profile of the Fund. Fully  collateralized  means that the collateral will generate cash flows sufficient to meet  obligations  to holders  of the  collateralized  obligations  under  even the most  conservative  prepayment  and  interest  rate projections.  Thus, the collateralized  obligations are structured to anticipate a worst case prepayment  condition and to minimize the reinvestment  rate risk for cash flows between  coupon dates for the  collateralized  obligations.  A worst case  prepayment  condition generally assumes immediate  prepayment of all securities  purchased at a premium and zero prepayment of all securities  purchased at a discount.  Reinvestment  rate risk may be  minimized by assuming  very  conservative  reinvestment  rates and by other means such as by maintaining the flexibility to increase  principal  distributions in a low interest rate  environment.  The effective credit quality of the  collateralized  obligations  in such  instances is the credit  quality of the issuer of the  collateral.  The  requirements  as to collateralization  are determined by the issuer or sponsor of the  collateralized  obligation in order to satisfy rating  agencies,  if rated.  The Fund does not currently intend to invest more than 5% of its total assets in collateralized obligations.

         Because some  collateralized  obligations are issued in classes with varying  maturities and interest rates,  the investor may obtain  greater  predictability  of maturity  through these  collateralized  obligations  than through  direct  investments in mortgage pass-through  securities.  Classes  with  shorter  maturities  may have lower  volatility  and lower  yield  while  those  with  longer maturities may have higher  volatility and higher yield.  Payments of principal and interest on the  underlying  collateral  securities are not passed through directly to the holders of these  collateralized  obligations.  Rather, the payments on the underlying portfolio or pool of obligations  are used to pay interest on each class and to retire  successive  maturities in sequence.  These  relationships may in effect "strip" the interest payments from principal  payments of the underlying  obligations and allow for the separate purchase of either the interest or the principal  payments,  sometimes  called  interest only ("IO") and principal  only ("PO")  securities.  By investing  in IOs and POs, an  investor  has the option to select from a pool of  underlying  collateral  the portion of the cash flows that most closely corresponds to the investor's forecast of interest rate movements.

         Collateralized  obligations are designed to be retired as the underlying  obligations  are repaid.  In the event of prepayment on or call of such securities,  the class of collateralized  obligation first to mature generally will be paid down first.  Although in most cases the issuer of  collateralized  obligations  will not supply  additional  collateral in the event of such  prepayment,  there generally  will be sufficient  collateral to secure  collateralized  obligations  that remain  outstanding.  Governmentally-issued  and privately-issued  IO's and PO's will be considered  illiquid for purposes of the Fund's  limitation on illiquid  securities unless they are determined to be liquid under guidelines established by the Board of Directors.

         In reliance on an interpretation by the SEC, the Fund's investments in certain qualifying  collateralized  obligations are not subject to the  limitations in the 1940 Act regarding  investments  by a registered  investment  company,  such as the Fund, in another investment company.

         Inverse  Floaters.  The Fund  may  also  invest  in  "inverse  floaters."  These  inverse  floaters  are  more  volatile  than conventional  fixed or floating rate  collateralized  obligations,  and their yield and value will  fluctuate in inverse  proportion to changes in the index upon which rate  adjustments  are based.  As a result,  the yield on an inverse  floater will  generally  increase when market yields (as  reflected by the index)  decrease and decrease when market  yields  increase.  The extent of the  volatility of inverse  floaters  depends on the extent of anticipated  changes in market rates of interest.  Generally,  inverse floaters provide for interest rate  adjustments  based upon a multiple of the specified  interest  index,  which further  increases  their  volatility.  The degree  of  additional  volatility  will be  directly  proportional  to the size of the  multiple  used in  determining  interest  rate adjustments.  Currently, the Fund does not intend to invest more than 5% of its net assets in inverse floaters.

..........For an additional  discussion of investing in collateralized  obligations and the risks involved  therein,  see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

Investment  Policies Which May Be Changed  Without  Shareholder  Approval.  The following  limitations  are applicable to the ASAF DeAM
Small-Cap Growth Fund.  These  limitations are not  "fundamental"  restrictions and may be changed without  shareholder  approval.  The
Fund will not:

..........1.       Change  its  policy to invest at least 80% of the value of its  assets in small  capitalization  companies  unless it provides 60 days prior written notice to its shareholders.

         2.       Invest for the purpose of exercising control or management of another issuer.

         3.       Purchase securities of other investment companies, except in compliance with the 1940 Act.

         3.       Invest more than 15% of its net assets in illiquid securities.

ASAF Gabelli Small-CaP Value Fund:

Investment  Objective:  The investment objective of the Fund (formerly,  the ASAF T. Rowe Price Small Company Value Fund) is to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.

Investment Policies:

..........Although  primarily all of the Fund's assets are invested in common  stocks,  the Fund may invest in  convertible  securities, corporate  debt  securities  and  preferred  stocks.  The  fixed-income  securities in which the Fund may invest  include,  but are not limited to, those described  below. See this SAI under "Certain Risk Factors and Investment  Methods," for an additional  discussion of debt obligations.

..........U.S.  Government  Obligations.  Bills,  notes, bonds and other debt securities issued by the U.S.  Treasury.  These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

..........U.S.  Government  Agency  Securities.  Issued or guaranteed by U.S.  Government  sponsored  enterprises and federal  agencies.
These include securities issued by the Federal National Mortgage Association,  Government National Mortgage  Association,  Federal Home
Loan Bank,  Federal Land Banks,  Farmers Home  Administration,  Banks for  Cooperatives,  Federal  Intermediate  Credit Banks,  Federal
Financing Bank, Farm Credit Banks, the Small Business  Association,  and the Tennessee Valley  Authority.  Some of these securities are supported  by the  full  faith  and  credit  of the  U.S.  Treasury;  and  the  remainder  are  supported  only  by the  credit  of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

..........Bank  Obligations.  Certificates of deposit,  bankers'  acceptances,  and other short-term debt  obligations.  Certificates of deposit are  short-term  obligations  of  commercial  banks.  A bankers'  acceptance  is a time draft drawn on a  commercial  bank by a borrower,  usually in  connection  with  international  commercial  transactions.  Certificates  of deposit  may have fixed or variable rates.  The Fund may invest in U.S. banks,  foreign  branches of U.S. banks,  U.S.  branches of foreign banks,  and foreign branches of foreign banks.

..........Short-Term  Corporate Debt  Securities.  Outstanding  nonconvertible  corporate debt securities  (e.g.,  bonds and debentures)
which have one year or less remaining to maturity.  Corporate notes may have fixed, variable, or floating rates.

..........Commercial Paper.  Short-term  promissory notes issued by corporations  primarily to finance short-term credit needs.  Certain notes may have floating or variable rates.

..........Foreign  Government  Securities.  Issued  or  guaranteed  by  a  foreign  government,  province,  instrumentality,   political
subdivision or similar unit thereof.

..........Savings and Loan  Obligations.  Negotiable  certificates of deposit and other  short-term debt obligations of savings and loan associations.

..........Supranational  Entities.  The  Fund  may  also  invest  in the  securities  of  certain  supranational  entities,  such as the
International Development Bank.

..........Lower-Rated  Debt  Securities.  The Fund's  investment  program  permits it to purchase  below  investment  grade  securities, commonly  referred to as "junk  bonds." The Fund will not purchase a junk bond if  immediately  after such purchase the Fund would have more than 5% of its total  assets  invested in such  securities.  Since  investors  generally  perceive  that there are  greater  risks associated with investment in lower quality  securities,  the yields from such securities  normally exceed those obtainable from higher quality securities.  However,  the principal value of lower-rated  securities  generally will fluctuate more widely than higher quality securities.  Lower  quality  investments  entail a higher risk of default -- that is, the  nonpayment  of interest and principal by the issuer than higher quality  investments.  Such securities are also subject to special risks,  discussed below.  Although the Fund seeks to reduce risk by  portfolio  diversification,  credit  analysis,  and  attention to trends in the economy,  industries  and  financial markets,  such efforts will not eliminate all risk.  There can, of course,  be no assurance  that the Fund will achieve its  investment objective.

..........After  purchase by the Fund,  a debt  security may cease to be rated or its rating may be reduced  below the minimum  required for purchase by the Fund.  Neither  event will require a sale of such  security by the Fund.  However,  the  Sub-advisor  will consider such event in its  determination  of whether the Fund should  continue to hold the  security.  To the extent that the ratings  given by
Moody's  or S&P may  change as a result of  changes  in such  organizations  or their  rating  systems,  the Fund will  attempt  to use comparable ratings as standards for investments in accordance with the investment policies contained in the Company's Prospectus.

..........Junk bonds are regarded as  predominantly  speculative with respect to the issuer's  continuing  ability to meet principal and interest payments.  Because  investment in low and lower-medium  quality bonds involves greater investment risk, to the extent the Fund invests in such bonds,  achievement of its investment  objective will be more dependent on the Sub-advisor's credit analysis than would be the case if the Fund was investing in higher  quality  bonds.  For a discussion of the special  risks  involved in low-rated  bonds, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

..........Writing  Covered  Call  Options.  The Fund may write (sell)  American or European  style  "covered"  call options and purchase options  to close out  options  previously  written  by the Fund.  In writing  covered  call  options,  the Fund  expects  to  generate additional  premium  income which  should  serve to enhance the Fund's  total return and reduce the effect of any price  decline of the security or currency  involved in the option.  Covered call options will  generally be written on securities or  currencies  which,  in the  Sub-advisor's  opinion,  are not expected to have any major price  increases or moves in the near future but which,  over the long term, are deemed to be attractive investments for the Fund.

..........The Fund will write only  covered  call  options.  This means that the Fund will own the  security or currency  subject to the option or an option to purchase the same underlying  security or currency,  having an exercise price equal to or less than the exercise price of the "covered" option,  or will establish and maintain with its custodian for the term of the option, an account  consisting of cash or other liquid assets having a value equal to the fluctuating market value of the optioned securities or currencies.

..........Fund  securities  or  currencies  on which call  options may be written will be  purchased  solely on the basis of  investment considerations  consistent  with the Fund's  investment  objective.  The writing of covered call options is a  conservative  investment technique  believed to involve  relatively little risk (in contrast to the writing of naked or uncovered  options,  which the Fund will not do),  but capable of enhancing  the Fund's total  return.  When writing a covered call option,  a fund,  in return for the premium, gives up the  opportunity  for profit from a price  increase in the  underlying  security or currency  above the  exercise  price,  but conversely  retains  the risk of loss  should  the price of the  security  or  currency  decline.  Unlike  one who owns  securities  or currencies  not  subject to an option,  the Fund has no control  over when it may be  required  to sell the  underlying  securities  or currencies,  since it may be assigned an exercise  notice at any time prior to the expiration of its obligation as a writer.  If a call option  which the Fund has  written  expires,  the Fund will  realize a gain in the amount of the  premium;  however,  such gain may be offset by a decline in the market  value of the  underlying  security  or  currency  during the option  period.  If the call  option is exercised,  the Fund will realize a gain or loss from the sale of the  underlying  security or  currency.  The Fund does not consider a security  or  currency  covered by a call to be  "pledged"  as that term is used in the Fund's  policy  which  limits the  pledging  or mortgaging of its assets.

..........Call options  written by the Fund will normally  have  expiration  dates of less than nine months from the date  written.  The exercise price of the options may be below,  equal to, or above the current  market values of the  underlying  securities or currencies at the time the options are  written.  From time to time,  the Fund may  purchase an  underlying  security or currency  for delivery in accordance  with an  exercise  notice of a call option  assigned  to it,  rather than  delivering  such  security or currency  from its portfolio.  In such cases, additional costs may be incurred.

..........The premium  received is the market  value of an option.  The premium the Fund will  receive  from  writing a call option will reflect,  among other things, the current market price of the underlying  security or currency,  the relationship of the exercise price to such market price,  the historical  price  volatility of the underlying  security or currency,  and the length of the option period.
Once the decision to write a call option has been made,  the  Sub-advisor,  in determining  whether a particular  call option should be written on a particular  security or currency,  will consider the  reasonableness of the anticipated  premium and the likelihood that a liquid  secondary  market will exist for those  options.  The premium  received by the Fund for writing  covered  call  options will be recorded as a liability of the Fund.  This  liability will be adjusted  daily to the option's  current market value,  which will be the latest sale price at the time at which the net asset value per share of the Fund is  computed  (close of the New York Stock  Exchange), or, in the absence of such sale,  the latest asked price.  The option will be terminated  upon  expiration of the option,  the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

..........The Fund will realize a profit or loss from a closing  purchase  transaction  if the cost of the  transaction  is less or more than the premium  received  from the writing of the  option.  Because  increases  in the market  price of a call option will  generally reflect increases in the market price of the underlying  security or currency,  any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

..........The Fund will not write a covered call option if, as a result,  the  aggregate  market value of all  portfolio  securities  or currencies  covering call or put options  exceeds 25% of the market value of the Fund's total  assets.  In  calculating  the 25% limit, the Fund will offset,  against the value of assets covering  written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

..........Writing  Covered Put  Options.  The Fund may write  American or European  style  covered put options and  purchase  options to close out options previously written by the Fund.

..........The Fund would write put options only on a covered  basis,  which means that the Fund would  maintain in a segregated  account cash,  U.S.  government  securities or other liquid  high-grade  debt  obligations in an amount not less than the exercise price or the
Fund will own an option to sell the  underlying  security  or  currency  subject to the option  having an  exercise  price  equal to or greater than the exercise  price of the  "covered"  option at all times while the put option is  outstanding.  (The rules of a clearing corporation  currently  require  that such  assets be  deposited  in escrow to secure  payment of the  exercise  price.) The Fund would generally write covered put options in circumstances  where the Sub-advisor wishes to purchase the underlying  security or currency for the Fund at a price lower than the current  market price of the  security or currency.  In such event the Fund would write a put option at an exercise  price which,  reduced by the premium  received on the option,  reflects the lower price it is willing to pay. Since the
Fund would also  receive  interest on debt  securities  or  currencies  maintained  to cover the  exercise  price of the  option,  this technique could be used to enhance current return during periods of market  uncertainty.  The risk in such a transaction  would be that the market price of the  underlying  security or currency  would decline below the exercise  price less the premiums  received.  Such a decline  could be  substantial  and  result in a  significant  loss to the Fund.  In  addition,  the Fund,  because it does not own the specific  securities or currencies  which it may be required to purchase in exercise of the put, cannot benefit from  appreciation,  if any, with respect to such specific securities or currencies.

..........The Fund will not write a covered put option if, as a result,  the  aggregate  market  value of all  portfolio  securities  or currencies  covering put or call options  exceeds 25% of the market value of the Fund's total  assets.  In  calculating  the 25% limit, the Fund will offset,  against the value of assets covering  written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates.

..........Purchasing  Put Options.  The Fund may purchase  American or European  style put options.  As the holder of a put option,  the
Fund has the right to sell the  underlying  security or currency at the exercise  price at any time during the option period  (American style) or at the expiration of the option  (European  style).  The Fund may enter into closing sale  transactions  with respect to such options,  exercise  them or permit  them to expire.  The Fund may  purchase  put  options  for  defensive  purposes in order to protect against an  anticipated  decline in the value of its  securities  or  currencies.  An example of such use of put options is provided in this SAI under "Certain Risk Factors and Investment Methods."

..........The  premium  paid by the Fund when  purchasing  a put option  will be  recorded  as an asset of the Fund.  This asset will be adjusted daily to the option's  current market value,  which will be the latest sale price at the time at which the net asset value per share of the Fund is computed  (close of New York Stock  Exchange),  or, in the absence of such sale, the latest bid price.  This asset will be terminated  upon  expiration  of the option,  the selling  (writing) of an identical  option in a closing  transaction,  or the delivery of the underlying security or currency upon the exercise of the option.

..........Purchasing  Call  Options.  The Fund may purchase  American or European  style call  options.  As the holder of a call option, the Fund has the right to purchase  the  underlying  security or currency at the  exercise  price at any time during the option  period
(American style) or at the expiration of the option (European  style).  The Fund may enter into closing sale  transactions with respect to such  options,  exercise  them or permit them to expire.  The Fund may  purchase  call  options for the  purpose of  increasing  its current return or avoiding tax  consequences  which could reduce its current  return.  The Fund may also purchase call options in order to acquire the  underlying  securities  or  currencies.  Examples of such uses of call options are provided in this SAI under  "Certain
Risk Factors and Investment Methods."

..........The Fund may also purchase call options on underlying  securities or currencies it owns in order to protect  unrealized  gains on call  options  previously  written by it. A call  option  would be  purchased  for this  purpose  where tax  considerations  make it inadvisable  to realize  such gains  through a closing  purchase  transaction.  Call  options may also be  purchased  at times to avoid realizing losses.

..........Dealer  (Over-the-Counter)  Options.  The Fund may  engage  in  transactions  involving  dealer  options.  Certain  risks  are specific to dealer  options.  While the Fund would look to a clearing  corporation  to exercise  exchange-traded  options,  if the Fund were to  purchase a dealer  option,  it would  rely on the  dealer  from whom it  purchased  the  option to perform if the option  were exercised.  Failure by the dealer to do so would  result in the loss of the  premium  paid by the Fund as well as loss of the  expected benefit of the transaction.  For a discussion of dealer options, see this SAI under "Certain Risk Factors and Investment Methods."

..........Futures Contracts:

..........         Transactions  in Futures.  The Fund may enter into  futures  contracts,  including  stock  index,  interest  rate and currency  futures  ("futures"  or "futures  contracts").  The Fund may also enter into futures on  commodities  related to the types of companies in which it invests,  such as oil and gold futures.  Otherwise the nature of such futures and the regulatory  limitations and risks to which they are subject are the same as those described below.

..........         Stock index futures  contracts may be used to attempt to hedge a portion of the Fund, as a cash  management  tool, or as an efficient  way for the  Sub-advisor  to  implement  either an increase or decrease in  portfolio  market  exposure in response to changing market  conditions.  The Fund may purchase or sell futures contracts with respect to any stock index.  Nevertheless,  to hedge the Fund  successfully,  the Fund must sell  futures  contacts  with  respect to  indices or  subindices  whose  movements  will have a significant correlation with movements in the prices of the Fund's securities.

..........         Interest rate or currency futures  contracts may be used to attempt to hedge against changes in prevailing  levels of interest rates or currency  exchange rates in order to establish more definitely the effective  return on securities or currencies held or intended to be acquired by the Fund.  In this regard,  the Fund could sell interest  rate or currency  futures as an offset  against the effect of expected  increases  in interest  rates or currency  exchange  rates and purchase  such futures as an offset  against the effect of expected declines in interest rates or currency exchange rates.

..........         The Fund will enter into  futures  contracts  which are traded on  national  or foreign  futures  exchanges,  and are standardized  as to  maturity  date and  underlying  financial  instrument.  Futures  exchanges  and  trading in the United  States are regulated  under the Commodity  Exchange Act by the CFTC.  Although  techniques  other than the sale and purchase of futures  contracts could be used for the  above-referenced  purposes,  futures  contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

..........         Regulatory  Limitations.  The Fund will engage in futures  contracts and options  thereon only for bona fide hedging, yield enhancement, and risk management purposes, in each case in accordance with rules and regulations of the CFTC.

..........         The Fund may not purchase or sell futures  contracts  or related  options if, with respect to positions  which do not qualify as bona fide hedging  under  applicable  CFTC rules,  the sum of the amounts of initial  margin  deposits and premiums  paid on those positions would exceed 5% of the net asset value of the Fund after taking into account  unrealized  profits and unrealized losses on any such  contracts  it has entered  into;  provided,  however,  that in the case of an option that is  in-the-money  at the time of purchase,  the  in-the-money  amount may be excluded in calculating  the 5% limitation.  For purposes of this policy options on futures contracts and foreign  currency  options  traded on a commodities  exchange will be considered  "related  options."  This policy may be modified by the Directors of the Company  without a shareholder  vote and does not limit the percentage of the Fund's assets at risk to
5%.

..........         In instances  involving the purchase of futures  contracts or the writing of call or put options thereon by the Fund, an amount of cash or other liquid  assets  equal to the market value of the futures  contracts  and options  thereon  (less any related margin deposits),  will be identified by the Fund to cover the position,  or alternative cover (such as owning an offsetting  position)
will be employed.  Assets used as cover cannot be sold while the position in the  corresponding  option or future is open,  unless they are  replaced  with  similar  assets.  As a result,  the  commitment  of a large  portion of the Fund's  assets as cover  could  impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

..........Options on Futures  Contracts.  The Fund may  purchase  and sell  options on the same types of futures in which it may invest.
As an  alternative to writing or purchasing  call and put options on stock index  futures,  the Fund may write or purchase call and put options on financial  indices.  Such options would be used in a manner  similar to the use of options on futures  contracts.  From time to time, a single order to purchase or sell futures  contracts (or options  thereon) may be made on behalf of the Fund and other mutual funds or portfolios  of mutual funds managed by the  Sub-advisor  or Rowe  Price-Fleming  International,  Inc. Such  aggregated  orders would be allocated among the Fund and such other portfolios  managed by the Sub-advisor in a fair and  non-discriminatory  manner.  See this SAI and Company's  Prospectus  under "Certain Risk Factors and  Investment  Methods" for a description of certain risks in options and future contracts.

..........Additional  Futures  and  Options  Contracts.  Although  the Fund has no current  intention  of engaging in futures or options transactions  other than those  described  above,  it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.

..........Foreign  Futures and Options.  The Fund is permitted to invest in foreign  futures and options.  For a description  of foreign futures and options and certain risks  involved  therein as well as certain risks involved in foreign  investing,  see this SAI and the
Company's Prospectus under "Certain Risk Factors and Investment Methods."

..........Foreign  Securities.  The Fund may invest in U.S.  dollar-denominated  and non-U.S.  dollar-denominated  securities of foreign issuers.  There are special  risks in foreign  investing.  Certain of these risks are inherent in any  international  mutual fund while others  relate  more to the  countries  in which  the Fund  will  invest.  Many of the risks are more  pronounced  for  investments  in developing or emerging  countries,  such as many of the  countries of Southeast  Asia,  Latin  America,  Eastern  Europe and the Middle
East.  For an  additional  discussion  of certain  risks  involved in investing in foreign  securities,  see this SAI and the Company's
Prospectus under "Certain Risk Factors and Investment Methods."

..........Foreign Currency  Transactions.  A forward foreign  currency  exchange  contract  involves an obligation to purchase or sell a specific  currency at a future date,  which may be any fixed  number of days from the date of the contract  agreed upon by the parties, at a price set at the time of the  contract.  These  contracts  are  principally  traded in the  interbank  market  conducted  directly between  currency  traders  (usually  large,  commercial  banks)  and their  customers.  A forward  contract  generally  has no deposit requirement, and no commissions are charged at any stage for trades.

..........The Fund may enter into  forward  contracts  for a variety of  purposes  in  connection  with the  management  of the  foreign securities  portion of its portfolio.  The Fund's use of such contracts  would  include,  but not be limited to, the following:  First, when the Fund enters into a contract for the purchase or sale of a security  denominated in a foreign currency,  it may desire to "lock in" the U.S.  dollar price of the  security.  Second,  when the  Sub-advisor  believes  that one currency may  experience a substantial movement against another  currency,  including the U.S.  dollar,  it may enter into a forward contract to sell or buy the amount of the former  foreign  currency,  approximating  the value of some or all of the Fund's  securities  denominated  in such  foreign  currency.
Alternatively,  where  appropriate,  the Fund may hedge all or part of its  foreign  currency  exposure  through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective  proxy for other  currencies.  In such a case, the
Fund may enter  into a forward  contract  where the amount of the  foreign  currency  to be sold  exceeds  the value of the  securities denominated  in such  currency.  The use of this basket  hedging  technique  may be more  efficient and  economical  than entering into separate  forward  contracts for each currency held in the Fund. The precise  matching of the forward contract amounts and the value of the securities  involved will not generally be possible since the future value of such securities in foreign  currencies will change as a consequence of market movements in the value of those  securities  between the date the forward contract is entered into and the date it matures.  The  projection  of  short-term  currency  market  movement is  extremely  difficult,  and the  successful  execution of a short-term  hedging strategy is highly  uncertain.  Under normal  circumstances,  consideration  of the prospect for currency  parities will be incorporated into the longer term investment  decisions made with regard to overall  diversification  strategies.  However, the
Sub-advisor  believes that it is important to have the  flexibility to enter into such forward  contracts  when it determines  that the best interests of the Fund will be served.

..........The Fund may enter  into  forward  contracts  for any other  purpose  consistent  with the  Fund's  investment  objective  and policies.  However,  the Fund will not enter into a forward contract,  or maintain  exposure to any such contract(s),  if the amount of foreign  currency  required to be delivered  thereunder  would exceed the Fund's  holdings of liquid assets and currency  available for cover of the forward contract(s).  In determining the amount to be delivered under a contract, the Fund may net offsetting positions.

..........At the maturity of a forward  contract,  the Fund may sell the portfolio  security and make delivery of the foreign  currency, or it may retain the  security and either  extend the maturity of the forward  contract (by  "rolling"  that  contract  forward) or may initiate a new forward contract.

..........If the Fund retains the  portfolio  security and engages in an  offsetting  transaction,  the Fund will incur a gain or a loss
(as  described  below) to the extent that there has been  movement in forward  contract  prices.  If the Fund engages in an  offsetting transaction,  it may  subsequently  enter into a new forward  contract to sell the foreign  currency.  Should  forward  prices  decline during the period between the Fund's  entering into a forward  contract for the sale of a foreign  currency and the date it enters into an offsetting  contract for the purchase of the foreign currency,  the Fund will realize a gain to the extent the price of the currency it has agreed to sell  exceeds the price of the currency it has agreed to  purchase.  Should  forward  prices  increase,  the Fund will suffer a loss to the extent of the price of the  currency it has agreed to purchase  exceeds the price of the currency it has agreed to sell.

..........The Fund's dealing in forward foreign  currency  exchange  contracts will generally be limited to the  transactions  described above.  However,  the Fund  reserves  the right to enter into forward  foreign  currency  contracts  for  different  purposes and under different  circumstances.  Of  course,  the  Fund  is not  required  to  enter  into  forward  contracts  with  regard  to its  foreign currency-denominated  securities  and will not do so unless  deemed  appropriate  by the  Sub-advisor.  It also should be realized that this method of hedging  against a decline in the value of a currency does not eliminate  fluctuations  in the underlying  prices of the securities.  It simply  establishes a rate of exchange at a future date.  Additionally,  although such  contracts  tend to minimize the risk of loss due to a decline  in the value of the  hedged  currency,  at the same time,  they tend to limit any  potential  gain which might result from an increase in the value of that currency.

..........Although  the Fund values its assets  daily in terms of U.S.  dollars,  it does not intend to convert its  holdings of foreign currencies  into  U.S.  dollars  on a daily  basis.  It will do so from  time to time,  and  investors  should be aware of the costs of currency  conversion.  Although  foreign  exchange  dealers do not charge a fee for  conversion,  they do realize a profit based on the difference  (the  "spread")  between the prices at which they are buying and selling  various  currencies.  Thus, a dealer may offer to sell a foreign  currency  to the Fund at one rate,  while  offering a lesser  rate of  exchange  should the Fund  desire to resell that currency to the dealer.  For a discussion  of certain  risk factors  involved in foreign  currency  transactions,  see this SAI and the
Company's Prospectus under "Certain Risk Factors and Investment Methods."

..........Federal Tax Treatment of Options,  Futures Contracts and Forward Foreign Exchange  Contracts.  The Fund may enter into certain option,  futures,  and forward  foreign  exchange  contracts,  including  options and futures on  currencies,  which will be treated as
Section 1256 contracts or straddles.

..........Transactions  which are  considered  Section 1256  contracts  will be  considered to have been closed at the end of the Fund's fiscal year and any gains or losses will be  recognized  for tax  purposes at that time.  Such gains or losses from the normal  closing or settlement of such  transactions  will be characterized as 60% long-term capital gain (taxable at a maximum rate of 20%) or loss and
40%  short-term  capital  gain or loss  regardless  of the  holding  period of the  instrument  (or,  in the case of  foreign  exchange contracts,  entirely as entirely as ordinary  income or loss).  The Fund will be required to distribute net gains on such  transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

..........Options, futures and forward foreign exchange contracts,  including options and futures on currencies,  which offset a foreign dollar  denominated bond or currency position may be considered  straddles for tax purposes,  in which case a loss on any position in a straddle  will be  subject  to  deferral  to the  extent of  unrealized  gain in an  offsetting  position.  The  holding  period of the securities or currencies  comprising the straddle will be deemed not to begin until the straddle is  terminated.  The holding period of the security  offsetting an "in-the-money  qualified covered call" option on an equity security will not include the period of time the option is outstanding.

..........Losses on written  covered calls and purchased  puts on  securities,  excluding  certain  "qualified  covered call" options on equity  securities,  may be long-term  capital loss, if the security  covering the option was held for more than twelve months prior to the writing of the option.

..........In order for the Fund to continue to qualify for federal  income tax  treatment as a regulated  investment  company,  at least
90% of its gross income for a taxable year must be derived from  qualifying  income,  i.e.,  dividends,  interest,  income derived from loans of securities,  and gains from the sale of securities or currencies.  Tax  regulations  could be issued  limiting the extent that net gain realized from option,  futures or foreign forward  exchange  contracts on currencies is qualifying  income for purposes of the
90% requirement.

..........As a result of the "Taxpayer Relief Act of 1997," entering into certain options,  futures contracts,  or forward contracts may be deemed a  "constructive  sale" of offsetting  securities,  which could result in a taxable gain from the sale being  distributed  to shareholders.  The Fund would be required to  distribute  any such gain even though it would not receive  proceeds from the sale at the time the option, futures or forward position is entered into.

..........Hybrid  Instruments.  Hybrid Instruments have been developed and combine the elements of futures  contracts,  options or other financial  instruments with those of debt,  preferred  equity or a depository  instrument  (hereinafter  "Hybrid  Instruments).  Hybrid
Instruments  may take a variety of forms,  including,  but not limited to, debt  instruments  with  interest or  principal  payments or redemption  terms  determined  by  reference to the value of a currency or  commodity  or  securities  index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency,  or convertible  securities with the conversion terms related to a particular  commodity.  For a discussion of certain risks involved in investing in hybrid  instruments  see this SAI under "Certain Risk Factors and Investment Methods."

..........Reverse  Repurchase  Agreements.  Although  the Fund has no current  intention,  in the  foreseeable  future,  of  engaging in reverse  repurchase  agreements,  the  Fund  reserves  the  right to do so.  Reverse  repurchase  agreements  are  ordinary  repurchase agreements in which a fund is the seller of, rather than the investor in,  securities,  and agrees to repurchase them at an agreed upon time and price.  Use of a reverse  repurchase  agreement  may be preferable  to a regular sale and later  repurchase of the  securities because it avoids certain market risks and transaction  costs. A reverse  repurchase  agreement may be viewed as a type of borrowing by the Fund.

         Short Sales.  The Fund may,  from time to time,  make short sales of  securities  it owns or has the right to acquire  through conversion or exchange of other  securities it owns (short sales  "against the box").  In a short sale,  the Fund does not  immediately deliver the  securities  sold or receive the proceeds  from the sale.  The Fund may make a short sale against the box in order to hedge against  market risks when it believes  that the price of a security may decline,  affecting the Fund directly if it owns that security or causing a decline in the value of a security owned by the Fund that is convertible into the security sold short.

         To secure its  obligations  to deliver the  securities  sold short,  the Fund will  segregate  assets with its custodian in an amount at least  equal to the value of the  securities  sold  short or the  securities  convertible  into,  or  exchangeable  for,  the securities.  The Fund may close out a short  position by purchasing  and  delivering an equal amount of securities  sold short,  rather than by  delivering  securities  already  held by the Fund,  because  the Fund may want to continue to receive  interest  and  dividend payments on securities in its portfolio that are convertible into the securities sold short.

..........Warrants.  The Fund may acquire  warrants.  For a discussion of certain risks  involved  therein,  see this SAI under "Certain
Risk Factor and Investment Methods."

         Investment in Small,  Unseasoned  Companies.  The Fund may invest in small,  less well-known  companies that have operated for less than three years  (including  predecessors).  The  securities  of such  companies  may have a limited  trading  market,  which may adversely  affect their  disposition and can result in their being priced lower than might  otherwise be the case. If other  investment companies and investors who invest in such issuers  trade the same  securities  when the Fund attempts to dispose of its holdings,  the
Fund may receive lower prices than might otherwise be obtained.

         Corporate  Reorganizations.  In general,  securities of companies engaged in reorganization  transactions sell at a premium to their historic  market price  immediately  prior to the  announcement  of the tender offer or  reorganization  proposal.  However,  the increased  market  price of such  securities  may also  discount  what the stated or appraised  value of the  security  would be if the contemplated  transaction  were  approved  or  consummated.  Such  investments  may be  advantageous  when the  discount  significantly overstates  the risk of the  contingencies  involved,  significantly  undervalues  the  securities,  assets or cash to be  received  by shareholders of the issuer as a result of the  contemplated  transaction,  or fails  adequately to recognize the  possibility  that the offer or proposal  may be replaced  or  superseded  by an offer or proposal of greater  value.  The  evaluation  of such  contingencies requires  unusually  broad  knowledge  and  experience  on the part of the  Sub-advisor,  which must appraise not only the value of the issuer and its component businesses and the assets or securities to be received as a result of the contemplated  transaction,  but also the  financial  resources  and  business  motivation  of the offeror as well as the dynamic of the  business  climate when the offer or proposal is in progress.

         In making such investments,  the Fund will be subject to its diversification and other investment restrictions,  including the requirement  that,  except with respect to 25% of its assets,  not more than 5% of its assets may be invested in the  securities of any issuer (see this SAI under  "Fundamental  Investment  Restrictions").  Because such  investments  are ordinarily  short term in nature, they will tend to increase the Fund's portfolio  turnover rate, thereby  increasing its brokerage and other transaction  expenses.  The
Sub-advisor  intends to select  investments of the type described that, in its view, have a reasonable  prospect of capital growth that is significant in relation to both the risk involved and the potential of available alternate investments.

..........Lending  of Fund  Securities.  Securities  loans are made to  broker-dealers  or  institutional  investors  or other  persons, pursuant to agreements  requiring that the loans be continuously  secured by collateral at least equal at all times to the value of the securities  lent,  marked to market on a daily basis.  The  collateral  received  will consist of cash or U.S.  government  securities.
While the  securities  are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the  securities,  as well as interest on the investment of the  collateral or a fee from the borrower.  The Fund has a right to call each loan and obtain the  securities on three  business  days' notice or, in connection  with  securities  trading on foreign  markets, within such longer period of time which  coincides  with the normal  settlement  period for  purchases and sales of such  securities in such  foreign  markets.  The Fund will not have the right to vote  securities  while  they are being  lent,  but it will call a loan in anticipation of any important vote. The risks in lending  portfolio  securities,  as with other  extensions of secured credit,  consist of  possible  delay in  receiving  additional  collateral  or in the  recovery  of the  securities  or  possible  loss of rights in the collateral  should the borrower fail  financially.  Loans will only be made to firms deemed to be of good standing and will not be made unless the consideration to be earned from such loans would justify the risk.

..........When-Issued  Securities and Forward  Commitment  Contracts.  The Fund may purchase  securities on a  "when-issued"  or delayed delivery basis and may purchase  securities on a forward  commitment  basis.  Any or all of the Fund's  investments in debt  securities may be in the form of  when-issueds  and forwards.  The price of such  securities,  which may be expressed in yield terms,  is fixed at the time the  commitment  to purchase is made,  but delivery  and payment take place at a later date.  Normally,  the  settlement  date occurs  within 90 days of the  purchase  for  when-issueds,  but may be  substantially  longer  for  forwards.  The Fund will cover its commitments  with respect to these  securities by maintaining cash and/or other liquid assets with its custodian bank equal in value to these  commitments  during the time between the purchase  and the  settlement.  Such  segregated  securities  either will mature or, if necessary,  be sold on or before the settlement  date. For a discussion of these  securities and the risks involved  therein,  see this
SAI under "Certain Risk Factors and Investment Methods."

..........Money  Market  Securities.  The Fund will hold a certain  portion of its assets in U.S. and foreign  dollar-denominated  money market securities, including repurchase agreements, rated in the two highest rating categories, maturing in one year or less.

         Investment  Opportunities  and  Related  Limitations.  Affiliates  of the  Sub-advisor  may, in the  ordinary  course of their business,  acquire  for their own  account or for the  accounts of their  advisory  clients,  significant  (and  possibly  controlling)
positions in the  securities  of companies  that may also be suitable for  investment  by the Fund.  The  securities  in which the Fund might invest may thereby be limited to some extent.  For  instance,  many  companies in the past several  years have adopted  so-called
"poison pill" or other  defensive  measures  designed to discourage or prevent the completion of  non-negotiated  offers for control of the company.  Such  defensive  measures  may have the effect of limiting the shares of the company that might  otherwise be acquired by the Fund if the  affiliates  of the  Sub-advisor  or their  advisory  accounts  have or  acquire  a  significant  position  in the same securities.  However,  the Sub-advisor  does not believe that the investment  activities of its affiliates will have a material adverse effect  upon the Fund in seeking to achieve  its  investment  objectives.  In  addition,  orders for the Fund  generally  are  accorded priority  of  execution  over orders  entered on behalf of  accounts in which the  Sub-advisor  or its  affiliates  have a  substantial pecuniary  interest.  The Fund may invest in the securities of companies that are investment  management  clients of the  Sub-advisor's affiliates.  In addition,  portfolio  companies or their officers or directors may be minority  shareholders  of the Sub-advisor or its affiliates.

..........Investment  Policies  Which May Be Changed  Without  Shareholder  Approval.  The following  limitations  are applicable to the
ASAF Gabelli  Small-Cap Value Fund.  These  limitations are not  "fundamental"  restrictions and may be changed by the Directors of the
Company without shareholder approval.  The Fund will not:

..........1.       Effective July 31, 2002, change its policy to invest at least 80% of the value of its assets in small  capitalization companies unless it provides 60 days prior written notice to its shareholders.

..........2.       Purchase additional securities when money borrowed exceeds 5% of its total assets;

..........3.       Invest in companies for the purpose of exercising management or control;

..........4.       Purchase a futures  contract  or an option  thereon if, with  respect to  positions  in futures or options on futures which do not represent bona fide hedging,  the aggregate  initial margin and premiums on such options would exceed 5% of the Fund's net asset value;

..........5.       Purchase illiquid  securities if, as a result,  more than 15% of its net assets would be invested in such securities.
Securities eligible for resale under Rule 144A of the 1933 Act may be subject to this 15% limitation;

..........6.       Purchase securities of open-end or closed-end  investment  companies except in compliance with the Investment Company
Act of 1940 or the  conditions  of any order of  exemption  from the SEC  regarding  the purchase of  securities  of money market funds managed by the Sub-advisor or its affiliates;

..........7.       Purchase  securities  on margin,  except (i) for use of  short-term  credit  necessary  for clearance of purchases of portfolio  securities  and  (ii)  the Fund may  make  margin  deposits  in  connection  with  futures  contracts  or other  permissible investments;

..........8.       Mortgage,  pledge,  hypothecate  or,  in any  manner,  transfer  any  security  owned  by the  Fund as  security  for indebtedness  except as may be necessary in connection with permissible  borrowings or investments and then such  mortgaging,  pledging or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of borrowing or investment;

..........9.       Invest in puts,  calls,  straddles,  spreads,  or any  combination  thereof,  except to the extent  permitted  by the
Company's Prospectus and this SAI;

..........10.      Sell  securities  short,  except that the Fund may make short sales if it owns the  securities  sold short or has the right to acquire such securities through conversion or exchange of other securities it owns; or

..........11.      Invest in  warrants  if, as a result  thereof,  more  than 10% of the  value of the net  assets of the Fund  would be invested  in  warrants,  except  that this  restriction  does not apply to  warrants  acquired  as a result of the  purchase of another security.  For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market.

ASAF Goldman Sachs Mid-Cap Growth Fund:

Investment  Objective:  The  investment  objective of the Fund  (formerly,  the ASAF Janus  Mid-Cap  Growth Fund) is to seek  long-term growth of capital.

Investment Policies:

..........Foreign  Securities.  The Fund may invest up to 25% of its net assets in foreign securities  denominated in foreign currencies and not publicly  traded in the United  States.  Investing in securities of foreign  issuers  generally  involves  risks not ordinarily associated with investing in securities of domestic  issuers.  For a discussion of the risks involved in foreign  securities,  see this
SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

..........Depositary  Receipts.  The Fund may invest in sponsored and  unsponsored  American  Depositary  Receipts  ("ADRs"),  which are described in the Company's  Prospectus  under "Certain Risk Factors and  Investment  Methods."  Holders of  unsponsored  ADRs generally bear all the costs of the ADR facility,  whereas  foreign  issuers  typically  bear certain costs in a sponsored ADR. The bank or trust company  depositary  of an  unsponsored  ADR may be under no  obligation to  distribute  shareholder  communications  received from the foreign  issuer  or to pass  through  voting  rights.  The Fund may also  invest  in  European  Depositary  Receipts  ("EDRs"),  Global
Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies.

..........Investment Company  Securities.  From time to time, the Fund may invest in securities of other investment  companies,  subject to the  provisions  of Section  12(d)(1)  of the 1940 Act.  The Fund may invest in  securities  of money  market  funds  managed by the
Sub-advisor in excess of the  limitations of Section  12(d)(1)  under the terms of an SEC exemptive  order obtained by the  Sub-advisor and the funds that are advised or sub-advised by the Sub-advisor.

..........Municipal  Obligations.  The Fund may invest in municipal  obligations  issued by states,  territories  and possessions of the
United  States and the  District  of  Columbia.  The value of  municipal  obligations  can be  affected  by changes in their  actual or perceived  credit quality.  The credit quality of municipal  obligations can be affected by among other things the financial  condition of the issuer or guarantor,  the issuer's future borrowing plans and sources of revenue,  the economic  feasibility of the revenue bond project or general  borrowing  purpose,  political  or  economic  developments  in the region  where the  security  is issued,  and the liquidity of the security.  Because  municipal  securities are generally traded  over-the-counter,  the liquidity of a particular issue often depends on the  willingness  of dealers to make a market in the  security.  The liquidity of some  municipal  obligations  may be enhanced  by  demand  features,  which  would  enable  the Fund to demand  payment  on short  notice  from the  issuer  or a  financial intermediary.

..........Income-Producing  Securities.  Types of  income-producing  securities that the Fund may purchase include,  but are not limited to, (i) variable and floating rate  obligations,  which are securities having interest rates that are adjusted  periodically  according to a specified  formula,  usually with  reference to some interest rate index or market  interest  rate,  and (ii) tender option bonds, which are relatively  long-term bonds that are coupled with the agreement of a third party (such as a broker,  dealer or bank) to grant the holders of such  securities the option to tender the securities to the  institution  at periodic  intervals.  Variable and floating rate  obligations  often carry  demand  features  permitting  the holder to demand  payment of  principal  at any time or at  specified intervals  prior to maturity.  The Fund may also  acquire  standby  commitments,  which are  instruments  similar to puts that give the holder the option to obligate a broker,  dealer or bank to repurchase a security at a specified  price.  The Fund will purchase standby commitments,  tender option bonds and  instruments  with demand  features  primarily for the purpose of increasing the liquidity of its portfolio.  The Fund may also  invest in inverse  floaters,  which are debt  instruments  the  interest  on which  varies in an inverse relationship  to the interest rate on another  security.  If movements in interest rates are  incorrectly  anticipated,  the Fund could lose money or its net asset value  could  decline by the use of inverse  floaters.  The Fund will not invest more than 5% of its assets in inverse  floaters.  The Fund may also invest in strip bonds,  which are debt securities that are stripped of their interest (usually by a financial  intermediary)  after the securities  are issued.  The market value of these  securities  generally  fluctuates  more in response to changes in interest rates than interest-paying securities of comparable maturity.

..........Zero  Coupon,  Step  Coupon and  Pay-In-Kind  Securities.  The Fund may invest in zero  coupon,  pay-in-kind  and step  coupon securities.  Zero coupon  bonds are  described  in this SAI under  "Certain  Risk Factors and  Investment  Methods."  Step coupon bonds trade at a discount  from their face value and pay coupon  interest.  The coupon rate is low for an initial  period and then  increases to a higher coupon rate  thereafter.  The discount from the face amount or par value depends on the time remaining  until cash payments begin,  prevailing  interest  rates,  liquidity of the security  and the  perceived  credit  quality of the issuer.  Pay-in-kind  bonds normally  give the issuer an option to pay cash at a coupon  payment  date or give the holder of the  security a similar  bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

         Generally,  the market  prices of zero coupon,  step coupon and  pay-in-kind  securities  are more volatile than the prices of securities that pay interest  periodically  and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt  securities  having  similar  maturities  and credit  quality.  Additionally,  the Fund may have to sell  portfolio holdings so that it is able to distribute cash in order to satisfy current federal tax law  requirements to distribute  income accrued, but not actually received,  on zero coupon, step coupon and pay-in-kind  securities.  This may cause the Fund to incur capital gains or losses on such sales,  as well as reduce the assets to which Fund  expenses  could be  allocated  and reduce the rate of return for the
Fund. For additional  discussion of potential tax consequences of investing in zero coupon  securities,  see this SAI under "Additional
Tax Considerations."

..........High-Yield/High-Risk  Securities.  The Fund may  invest in bonds  that are rated  below  investment  grade.  The Fund may also invest in unrated debt  securities of foreign and domestic  issuers.  Unrated debt,  while not  necessarily of lower quality than rated securities,  may not have as broad a market.  Because of the size and  perceived  demand of the issue,  among  other  factors,  certain municipalities  may not incur the costs of obtaining a rating.  The Sub-advisor  will analyze the  creditworthiness  of the issuer,  as well as any financial  institution or other party responsible for payments on the security,  in determining whether to purchase unrated municipal  bonds.  Unrated  bonds will be  included  in those bonds rated below  investment  grade  unless the  Sub-advisor  deems such securities to be the equivalent of investment  grade  securities.  For a description of these  securities and a discussion of the risks involved therein, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

..........The Fund may purchase defaulted  securities subject to the above limits,  but only when the Sub-advisor  believes,  based upon its analysis of the  financial  condition,  results of  operations  and  economic  outlook of an issuer,  that there is  potential  for resumption of income  payments and that the securities  offer an unusual  opportunity  for capital  appreciation.  Notwithstanding  the
Sub-advisor's  belief as to the resumption of income,  however,  the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk.  Such risk includes, among other things, the following:

..........         Financial and Market Risks.  Investments  in  securities  that are in default  involve a high degree of financial and market risks that can result in substantial  or, at times,  even total losses.  Issuers of defaulted  securities  may have  substantial capital needs and may become  involved in bankruptcy or  reorganization  proceedings.  Among the problems  involved in  investments  in such issuers is the fact that it may be difficult to obtain  information  about their  condition.  The market  prices of  securities of such issuers also are subject to abrupt and erratic  movements and above average price  volatility,  and the spread between the bid and asked prices of such securities may be greater than normally expected.

..........         Disposition of Portfolio  Securities.  Although the Fund generally will purchase securities for which the Sub-advisor expects an active market to be  maintained,  defaulted  securities  may be less  actively  traded than other  securities  and it may be difficult to dispose of  substantial  holdings of such  securities at prevailing  market  prices.  The Fund will limit  holdings of any such  securities to amounts that the Sub-advisor  believes could be readily sold, and holdings of such securities  would, in any event, be limited so as not to limit the Portfolio's ability to readily dispose of securities to meet redemptions.

..........         Other.  Defaulted  securities  require active  monitoring and may, at times,  require  participation in bankruptcy or receivership proceedings on behalf of the Fund.

..........Reverse  Repurchase  Agreements.  The Fund may use reverse  repurchase  agreements to provide cash to satisfy  unusually heavy redemption  requests or for other temporary or emergency  purposes without the necessity of selling  portfolio  securities,  or to earn additional  income on portfolio  securities,  such as Treasury bills or notes. The Fund will enter into reverse  repurchase  agreements only with parties that the Sub-advisor  deems  creditworthy.  Using reverse  repurchase  agreements to earn additional  income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse  repurchase  agreement  transaction.
This technique may also have a leveraging  effect on the Fund,  although the requirement for the Fund to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

..........For an additional  discussion of reverse  repurchase  agreements and their risks, see the Company's  Prospectus under "Certain
Risk Factors and Investment Methods."

..........Futures,  Options and Forward  Contracts.  The Fund may enter into futures  contracts on securities,  financial  indices,  and foreign currencies and options on such contracts,  and may invest in options on securities,  financial indices, and foreign currencies, and forward  contracts.  The Fund will not enter into any futures  contracts or options on futures contracts if the aggregate amount of the Fund's  commitments under outstanding  futures contract positions and options on futures contracts written by the Fund would exceed the market value of the Fund's total assets.  The Fund may invest in forward  currency  contracts with stated values of up to the value of the Fund's assets.

..........The Fund may buy or write options that are traded on United States and foreign securities  exchanges and  over-the-counter  on the types of  securities,  and on indices  based on the types of  securities,  in which the Fund is permitted to invest  directly.  The
Fund will effect  over-the-counter  options  transactions  only with  investment  dealers  and other  financial  institutions  (such as commercial  banks or savings and loan  institutions)  deemed  creditworthy  by the  Sub-advisor  pursuant to procedures  adopted by the
Sub-advisor for monitoring the  creditworthiness  of those entities.  To the extent that an option  purchased or written by the Fund in a negotiated  transaction is illiquid,  the value of the option  purchased or the amount of the Fund's  obligations  under an option it has written,  as the case may be, will be subject to the Fund's  limitation on illiquid  investments.  In the case of illiquid options, it may not be possible for the Fund to effect an offsetting  transaction  when the Sub-advisor  believes it would be  advantageous  for the Fund to do so. For a description of these  strategies and  instruments  and certain of their risks,  see this SAI and the Company's
Prospectus under "Certain Risk Factors and Investment Methods."

..........Eurodollar  Instruments.  The  Fund  may  make  investments  in  Eurodollar  instruments.   Eurodollar  instruments  are  U.S.
dollar-denominated  futures  contracts or options  thereon that are linked to the London  Interbank  Offered Rate  ("LIBOR"),  although foreign  currency-denominated  instruments are available from time to time.  Eurodollar futures contracts enable purchasers to obtain a fixed  rate for the  lending  of funds and  sellers  to obtain a fixed  rate for  borrowings.  The Fund  might use  Eurodollar  futures contracts and options  thereon to hedge against changes in LIBOR,  to which many interest rate swaps and  fixed-income  instruments are linked.

..........Swaps and  Swap-Related  Products.  The Fund may enter into interest rate swaps,  caps and floors on either an  asset-based or liability-based  basis,  depending upon whether it is hedging its assets or its liabilities,  and will usually enter into interest rate swaps on a net basis (i.e.,  the two payment  streams are netted out, with the Fund  receiving or paying,  as the case may be, only the net amount of the two payments).  The net amount of the excess,  if any, of the Fund's  obligations  over its entitlement  with respect to each  interest  rate swap will be  calculated  on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued  excess will be  maintained  in a  segregated  account by the Fund's  custodian.  If the Fund enters into an interest rate swap on other than a net basis,  it would  maintain a segregated  account in the full amount  accrued on a daily  basis of its  obligations  with  respect  to the  swap.  The Fund will not  enter  into any  interest  rate  swap,  cap or floor transaction  unless the  unsecured  senior debt or the  claims-paying  ability of the other party  thereto is rated in one of the three highest  rating  categories  of at least one NRSRO at the time of entering  into such  transaction.  The  Sub-advisor  will monitor the creditworthiness  of all  counterparties on an ongoing basis. If there is a default by the other party to such a transaction,  the Fund will have contractual remedies pursuant to the agreements related to the transaction.

..........The swap market has grown  substantially  in recent years with a large  number of banks and  investment  banking  firms acting both as principals and as agents utilizing  standardized  swap  documentation.  The Sub-advisor has determined  that, as a result,  the swap market has become relatively  liquid.  Caps and floors are more recent  innovations for which  standardized  documentation has not yet been  developed  and,  accordingly,  are less liquid than swaps.  To the extent the Fund sells (i.e.,  writes) caps and floors,  it will  segregate  cash or other liquid assets having an aggregate net asset value at least equal to the full amount,  accrued on a daily basis, of its obligations with respect to any caps or floors.

..........There is no limit on the amount of interest rate swap  transactions  that may be entered into by the Fund. These  transactions may in some instances  involve the delivery of securities or other  underlying  assets by the Fund or its counterparty to collateralize obligations  under the swap. Under the  documentation  currently used in those markets,  the risk of loss with respect to interest rate swaps is  limited  to the net  amount of the  payments  that the Fund is  contractually  obligated  to make.  If the other  party to an interest  rate swap that is not  collateralized  defaults,  the Fund  would  risk the loss of the  payments  that it  contractually  is entitled  to  receive.  The Fund may buy and sell  (i.e.,  write)  caps and  floors  without  limitation,  subject  to the  segregation requirement described above.

..........Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF
Goldman Sachs Mid-Cap Growth Fund. These  limitations are not "fundamental"  restrictions,  and may be changed by the Directors without shareholder approval.

..........1.       The Fund will not  change  its  policy to  invest  at least 80% of the value of its  assets in medium  capitalization companies unless it provides 60 days prior written notice to its shareholders.

..........2.       The Fund does not currently  intend to sell securities  short,  unless it owns or has the right to obtain  securities equivalent in kind and amount to the securities sold short without the payment of any additional  consideration  therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

..........3.       The Fund does not currently intend to purchase securities on margin,  except that the Fund may obtain such short-term credits as are necessary for the clearance of  transactions,  and provided that margin  payments and other deposits in connection  with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

..........4.       The Fund may not  mortgage  or  pledge  any  securities  owned or held by the Fund in  amounts  that  exceed,  in the aggregate,  15% of the Fund's net asset value,  provided that this limitation does not apply to reverse repurchase  agreements,  margin and other deposits in connection with transactions in futures,  options,  swaps or forward  contracts,  or the segregation of assets in connection with such contracts.

..........5.       The Fund does not  currently  intend to purchase any security or enter into a repurchase  agreement  if, as a result, more than 15% of its net assets  would be invested in  repurchase  agreements  not  entitling  the holder to payment of  principal  and interest  within  seven days and in  securities  that are  illiquid  by virtue of legal or  contractual  restrictions  on resale or the absence of a readily  available  market.  The  Directors,  or the Fund's  Sub-advisor  acting  pursuant to  authority  delegated by the
Directors,  may determine that a readily  available  market exists for securities  eligible for resale  pursuant to Rule 144A under the
Securities Act of 1933 ("Rule 144A  Securities"),  or any successor to such rule,  Section 4(2)  commercial  paper and municipal  lease obligations.  Accordingly, such securities may not be subject to the foregoing limitation.

..........6.       The Fund may not invest in companies for the purpose of exercising control of management.

ASAF Neuberger Berman Mid-Cap Growth Fund:

Investment Objective:  The investment objective of the Fund is to seek capital growth.

Investment Policies:

         Securities  Loans. In order to realize income,  the Fund may lend portfolio  securities with a value not exceeding  33-1/3% of its total assets to banks,  brokerage  firms,  or  institutional  investors  judged  creditworthy  by the  Sub-advisor.  Borrowers  are required  continuously to secure their obligations to return securities on loan from the Fund by depositing  collateral,  which will be marked to market  daily,  in a form  determined to be  satisfactory  by the Directors and equal to at least 100% of the market value of the loaned  securities,  which will also be marked to market daily. The Sub-advisor  believes the risk of loss on these transactions is slight because,  if a borrower were to default for any reason,  the collateral  should satisfy the obligation.  However,  as with other extensions of secured credit,  loans of portfolio  securities involve some risk of loss of rights in the collateral should the borrower fail financially.

         Reverse  Repurchase  Agreements.  In a reverse  repurchase  agreement,  the Fund  sells  portfolio  securities  subject to its agreement to repurchase the  securities at a later date for a fixed price  reflecting a market rate of interest;  these  agreements are considered borrowings for purposes of the Fund's investment  limitations and policies concerning  borrowings.  There is a risk that the counterparty to a reverse repurchase  agreement will be unable or unwilling to complete the transaction as scheduled,  which may result in losses to the Fund.

         Covered Call  Options.  The Fund may write  covered  call options on  securities  it owns.  Generally,  the purpose of writing those options is to reduce the effect of price  fluctuations of securities  held by the Fund on the Fund's net asset value.  Securities on which call options may be written by the Fund are purchased  solely on the basis of investment  considerations  consistent  with the
Fund's investment objectives.

         When the Fund writes a call option,  it is obligated to sell a security to a purchaser at a specified  price at any time until a certain date if the  purchaser  decides to exercise  the option.  The Fund  receives a premium for writing the call option.  The Fund writes only  "covered" call options on securities it owns. So long as the  obligation of the writer of the call option  continues,  the writer may be assigned an exercise  notice,  requiring it to deliver the underlying  security  against  payment of the exercise  price.
The Fund may be  obligated  to  deliver  securities  underlying  a call  option at less than the  market  price  thereby  giving up any additional gain on the security.

         When the Fund  purchases a call option,  it pays a premium for the right to purchase a security from the writer at a specified price until a specified date.  A call option would be purchased by the Fund to offset a previously written call option.

         The writing of covered call options is a conservative  investment  technique  believed to involve  relatively  little risk (in contrast to the writing of "naked" or uncovered  call  options,  which the Fund will not do),  but is capable of  enhancing  the Fund's total return.  When writing a covered call option,  the Fund,  in return for the premium,  gives up the  opportunity  for profit from a price increase in the underlying  security above the exercise  price,  but conversely  retains the risk of loss should the price of the security  decline.  If a call option that the Fund has written expires  unexercised,  the Fund will realize a gain in the amount of the premium;  however,  that gain may be offset by a decline in the market value of the underlying  security  during the option period.  If the call option is exercised, the Fund will realize a gain or loss from the sale or purchase of the underlying security.

           The exercise  price of an option may be below,  equal to, or above the market value of the  underlying  security at the time the option is written.  Options  normally have  expiration  dates between three and nine months from the date written.  The  obligation under any option  terminates  upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series.

           Options are traded  both on national  securities  exchanges  and in the  over-the-counter  ("OTC")  market.  Exchange-traded options are issued by a clearing  organization  affiliated with the exchange on which the option is listed;  the clearing  organization in effect  guarantees  completion of every  exchange-traded  option.  In contrast,  OTC options are contracts  between the Fund and its counter-party  with no clearing  organization  guarantee.  Thus,  when the Fund sells or purchases an OTC option,  it generally will be able to "close out" the option prior to its expiration only by entering into a "closing  purchase  transaction" with the dealer to whom or from whom the Fund originally  sold or purchased the option.  The Sub-advisor  monitors the  creditworthiness  of dealers with which the Fund may engage in OTC options,  and will limit  counterparties  in such  transactions  to dealers with a net worth of at least $20 million as reported in their latest  financial  statements.  For an additional  discussion of OTC options and their risks, see this SAI under "Certain Risk Factors and Investment Methods."

           The  premium  received  (or paid) by the Fund when it writes (or  purchases)  an option is the amount at which the option is currently traded on the applicable  exchange,  less (or plus) a commission.  The premium may reflect,  among other things,  the current market price of the underlying  security,  the  relationship of the exercise price to the market price, the historical price volatility of the underlying  security,  the length of the option period,  the general supply of and demand for credit,  and the general  interest rate  environment.  The premium  received by the Fund for writing an option is  recorded  as a  liability  on the Fund's  statement  of assets and liabilities.  This liability is adjusted daily to the option's current market value.

         The Fund pays the brokerage  commissions in connection with purchasing or writing  options,  including those used to close out existing  positions.  These  brokerage  commissions  normally  are higher than those  applicable  to  purchases  and sales of portfolio securities.

         From time to time, the Fund may purchase an underlying  security for delivery in accordance  with an exercise notice of a call option assigned to it, rather than delivering the security from its portfolio.  In those cases,  additional  brokerage  commissions are incurred.

         For an  additional  discussion  of options and their risks,  see this SAI and the  Company's  Prospectus  under  "Certain Risk
Factors and Investment Methods."

         Foreign  Securities.  The Fund may invest in U.S.  dollar-denominated  equity and debt  securities  issued by foreign  issuers
(including  governments,  quasi-governments  and  foreign  banks) and foreign  branches of U.S.  banks,  including  negotiable  CDs and commercial  paper.  These  investments  are subject to the Fund's  quality  standards.  While  investments  in foreign  securities  are intended to reduce risk by providing further  diversification,  such investments  involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities.

         The Fund may invest in equity,  debt,  or other  income-producing  securities  that are  denominated  in or indexed to foreign currencies,  including,  but not limited to (1) common and  preferred  stocks,  (2)  convertible  securities,  (3)  warrants,  (4) CDs, commercial paper,  fixed-time deposits,  and bankers'  acceptances issued by foreign banks, (5) obligations of other corporations,  and
(6)  obligations  of  foreign  governments,  or their  subdivisions,  agencies,  and  instrumentalities,  international  agencies,  and supranational entities.  Risks of investing in foreign currency denominated securities include (1) nationalization,  expropriation,  or confiscatory  taxation,  (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the U.S.),  and (3)  expropriation  or  nationalization  of foreign  portfolio  companies.  Mail  service  between the U.S. and foreign  countries may be slower or less reliable than within the United States,  thus  increasing  the risk of delayed  settlements of portfolio  transactions or loss of certificates  for portfolio  securities.  For an additional  discussion of the risks associated with foreign  securities,  whether  denominated  in U.S.  dollars or foreign  currencies,  see this SAI and the Company's  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Prices of foreign  securities  and exchange rates for foreign  currencies may be affected by the interest rates  prevailing in other  countries.  The interest  rates in other  countries  are often  affected by local  factors,  including the strength of the local economy,  the demand for  borrowing,  the  government's  fiscal and  monetary  policies,  and the  international  balance of  payments.
Individual  foreign  economies may differ favorably or unfavorably  from the U.S.  economy in such respects as gross national  product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

         Foreign  markets also have different  clearance and settlement  procedures,  and in certain markets there have been times when settlements  have  been  unable to keep pace  with the  volume  of  securities  transactions,  making  it  difficult  to  conduct  such transactions.  Such delays in settlement  could result in temporary  periods when a portion of the assets of the Fund is uninvested and no return is earned  thereon.  The inability of the Fund to make intended  security  purchases due to settlement  problems  could cause the Fund to miss attractive  investment  opportunities.  Inability to dispose of portfolio  securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio  securities,  or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

         The Fund may invest in foreign  corporate bonds and debentures and sovereign debt instruments  issued or guaranteed by foreign governments,  their  agencies or  instrumentalities.  Foreign debt  securities  are subject to risks  similar to those of other foreign securities,  as well as risks  similar to those of other debt  securities,  as  discussed in this SAI and in the  Company's  Prospectus under "Investment Programs of the Funds" and "Certain Risk Factors and Investment Methods."

         In order to limit the risk  inherent in investing in foreign  currency-denominated  securities,  the Fund may not purchase any such security if after such  purchase  more than 10% of its total assets (taken at market value) would be invested in such  securities.
Within such limitation,  however,  the Fund is not restricted in the amount it may invest in securities  denominated in any one foreign currency.

         Foreign  Currency  Transactions.  The Fund may engage in foreign currency  exchange  transactions.  Foreign currency  exchange transactions  will be  conducted  either on a spot (i.e.,  cash) basis at the spot rate  prevailing  in the foreign  currency  exchange
                                                    ----
market, or through entering into forward contracts to purchase or sell foreign  currencies  ("forward  contracts").  The Fund may enter into forward  contracts in order to protect against  uncertainty in the level of future foreign  currency  exchange rates. The Fund may also use forward contracts for non-hedging purposes.

         A forward  contract  involves an obligation to purchase or sell a specific  currency at a future date,  which may be any fixed number of days  (usually  less than one year) from the date of the contract  agreed upon by the parties,  at a price set at the time of the contract.  These contracts are traded in the interbank market conducted  directly between traders (usually large commercial  banks)
and their  customers.  A forward  contract  generally  has no deposit  requirement,  and no  commissions  are  charged at any stage for trades.  Although foreign  exchange  dealers do not charge a fee for conversion,  they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

         When the Fund enters into a contract for the purchase or sale of a security  denominated  in a foreign  currency,  it may wish to "lock in" the U.S.  dollar price of the security.  By entering into a forward  contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security  transactions,  the Fund will be able to protect itself  against a possible  loss.  When the  Sub-advisor  believes  that the  currency  of a  particular  foreign  country may suffer a substantial  decline against the U.S.  dollar,  it may also enter into a forward  contract to sell the amount of foreign currency for a fixed amount of dollars which approximates the value of some or all of a Fund's securities denominated in such foreign currency.

         The Fund may also engage in  cross-hedging  by using forward  contracts in one currency to hedge against  fluctuations  in the value of securities  denominated in a different currency,  when the Sub-advisor believes that there is a pattern of correlation between the two currencies.  The Fund may also purchase and sell forward  contracts for non-hedging  purposes when the Sub-advisor  anticipates that the foreign  currency  will  appreciate  or  depreciate  in value,  but  securities  in that  currency  do not present  attractive investment opportunities and are not held in the Fund's portfolio.

         When the Fund engages in forward  contracts for hedging  purposes,  it will not enter into forward  contracts to sell currency or maintain a net exposure to such contracts if their  consummation  would  obligate the Fund to deliver an amount of foreign  currency in excess of the value of its portfolio  securities or other assets  denominated in that currency.  At the  consummation of the forward contract,  the Fund may either make delivery of the foreign  currency or terminate its contractual  obligation to deliver by purchasing an  offsetting  contract  obligating  it to purchase the same amount of such foreign  currency at the same  maturity  date. If the Fund chooses to make delivery of the foreign currency,  it may be required to obtain such currency through the sale of portfolio  securities denominated  in such  currency  or through  conversion  of other  assets  into such  currency.  If the Fund  engages  in an  offsetting transaction,  it will incur a gain or a loss to the extent that there has been a change in forward  contract  prices.  Closing purchase transactions  with  respect to forward  contracts  are usually made with the  currency  trader who is a party to the  original  forward contract.

         The Fund is not required to enter into such transactions and will not do so unless deemed appropriate by the Sub-advisor.

         Using forward contracts to protect the value of the Fund's portfolio  securities  against a decline in the value of a currency does not eliminate  fluctuations  in the underlying  prices of the  securities.  It simply  establishes a rate of exchange which can be achieved  at some  future  point in time.  The precise  projection  of  short-term  currency  market  movements  is not  possible,  and short-term hedging provides a means of fixing the dollar value of only a portion of the Fund's foreign assets.

         While the Fund may enter forward  contracts to reduce currency  exchange rate risks,  transactions  in such contracts  involve certain other risks.  Thus, while the Fund may benefit from such transactions,  unanticipated  changes in currency prices may result in a poorer  overall  performance  for the Fund than if it had not  engaged in any such  transactions.  Moreover,  there may be  imperfect correlation  between the Fund's holdings of securities  denominated in a particular  currency and forward contracts entered into by the
Fund.  Such  imperfect  correlation  may cause the Fund to sustain  losses  which will  prevent it from  achieving a complete  hedge or expose it to risk of foreign exchange loss.

         The Fund  generally  will not enter into a forward  contract  with a term of greater  than one year.  The Fund may  experience delays in the settlement of its foreign currency transactions.

         When the Fund engages in forward  contracts  for the sale or purchase of  currencies,  the Fund will either cover its position or establish a segregated  account.  The Fund will consider its position  covered if it has  securities in the currency  subject to the forward  contract,  or otherwise has the right to obtain that currency at no additional cost. In the  alternative,  the Fund will place cash,  fixed  income,  or equity  securities  (denominated  in the  foreign  currency  subject to the forward  contract)  in a separate account.  The amounts in such separate  account will equal the value of the Fund's assets which are  committed to the  consummation  of foreign  currency  exchange  contracts.  If the value of the securities  placed in the separate account  declines,  the Fund will place additional  cash or  securities  in the  account  on a daily  basis so that the  value of the  account  will  equal  the  amount of its commitments with respect to such contracts.

         For an additional  discussion of forward foreign currency  exchange  contracts and their risks, see this SAI and the Company's
Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Foreign  Currencies.  The Fund may write and  purchase  covered  call and put  options  on  foreign  currencies  in amounts not  exceeding  5% of its net assets for the purpose of  protecting  against  declines in the U.S.  dollar  value of  portfolio securities  or  increases  in the U.S.  dollar cost of  securities  to be acquired,  or to protect the dollar  equivalent  of dividend, interest,  or other payment on those  securities.  A decline in the dollar value of a foreign  currency in which  portfolio  securities are denominated will reduce the dollar value of such  securities,  even if their value in the foreign  currency  remains  constant.  In order to protect  against  such  decreases  in the value of  portfolio  securities,  the Fund may  purchase  put options on the foreign currency.  If the value of the  currency  declines,  the Fund will have the right to sell such  currency  for a fixed amount of dollars which  exceeds the market  value of such  currency.  This would  result in a gain that may offset,  in whole or in part,  the  negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.

         Conversely,  if the dollar value of a currency in which securities to be acquired by the Fund are denominated  rises,  thereby increasing the cost of such securities,  the Fund may purchase call options on such currency.  If the value of such currency  increases sufficiently,  the Fund will have the right to  purchase  that  currency  for a fixed  amount of dollars  which is less than the market value  of  that  currency.  Such a  purchase  would  result  in a  gain  that  may  offset,  at  least  partially,  the  effect  of any currency-related increase in the price of securities the Fund intends to acquire.

         As in the case of other  types of options  transactions,  however,  the  benefit  the Fund  derives  from  purchasing  foreign currency options will be reduced by the amount of the premium and related  transaction  costs. In addition,  if currency exchange rates do not move in the direction or to the extent  anticipated,  the Fund could sustain losses on transactions in foreign  currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

         The Fund may also write options on foreign  currencies for hedging  purposes.  For example,  if the Sub-advisor  anticipates a decline in the dollar value of foreign  currency  denominated  securities  because of declining  exchange rates,  it could,  instead of purchasing a put option,  write a call option on the relevant  currency.  If the expected  decline occurs,  the option will most likely not be  exercised,  and the decrease in value of portfolio  securities  will be offset,  at least in part, by the amount of the premium received by the Fund.

         Similarly,  the Fund could write a put option on the relevant currency,  instead of purchasing a call option, to hedge against an  anticipated  increase in the dollar cost of  securities to be acquired.  If exchange  rates move in the manner  projected,  the put option  most likely will not be  exercised,  and such  increased  cost will be offset,  at least in part,  by the amount of the premium received.  However,  as in the case of other types of options  transactions,  the writing of a foreign  currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction.

         If  unanticipated  exchange rate  fluctuations  occur, a put or call option may be exercised and the Fund could be required to purchase  or sell the  underlying  currency  at a loss  which may not be fully  offset by the  amount  of the  premium.  As a result of writing options on foreign  currencies,  the Fund also may be required to forego all or a portion of the benefits which might otherwise have been  obtained  from  favorable  movements in currency  exchange  rates.  Options on foreign  currencies  may be traded on U.S. or foreign exchanges,  or  over-the-counter.  Options on foreign currencies that are traded on the OTC market involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

         A call option written on foreign  currency by the Fund is "covered" if the Fund owns the underlying  foreign  currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency  without  additional cash  consideration.  A call option is also covered if the Fund holds a call on the same foreign  currency  for the same  principal  amount as the call written where the exercise  price of the call held is (a) equal to or less than the exercise  price of the call written or (b) greater than the exercise  price of the call  written  if the  amount  of the  difference  is  maintained  by the Fund in cash,  fixed  income or equity securities in a segregated account with its custodian.

         The risks of currency  options are similar to the risks of other  options,  as discussed  above and in this SAI under "Certain
Risk Factors and Investment Methods."

         Cover for Options on Securities,  Forward  Contracts,  and Options on Foreign  Currencies  ("Hedging  Instruments").  The Fund
will comply with SEC staff  guidelines  regarding  "cover" for Hedging  Instruments  and, if the guidelines so require,  set aside in a segregated  account with its  custodian the  prescribed  amount of cash,  fixed  income,  or equity  securities.  Securities  held in a segregated  account cannot be sold while the futures,  option,  or forward strategy covered by those securities is outstanding,  unless they are replaced  with other  suitable  assets.  As a result,  segregation  of a large  percentage  of the Fund's  assets could impede portfolio  management  or the Fund's  ability to meet current  obligations.  The Fund may be unable  promptly to dispose of assets that cover, or are segregated with respect to, an illiquid options or forward position; this inability may result in a loss to the Fund.

         Preferred  Stock.  The Fund may  invest in  preferred  stock.  Unlike  interest  payments  on debt  securities,  dividends  on preferred stock are generally payable at the discretion of the issuer's board of directors,  although  preferred  shareholders may have certain  rights if dividends are not paid.  Shareholders  may suffer a loss of value if dividends are not paid,  and generally  have no legal  recourse  against the issuer.  The market  prices of preferred  stocks are generally  more  sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

         Fixed  Income  Securities.  The Fund may  invest in money  market  instruments,  U.S.  Government  or Agency  securities,  and corporate  bonds and  debentures  receiving one of the four highest  ratings from  Standard & Poor's  Ratings  Group  ("S&P"),  Moody's
Investors Service, Inc. ("Moody's") or any other nationally recognized statistical rating organization  ("NRSRO"),  or, if not rated by any NRSRO, deemed comparable by the Sub-advisor to such rated securities  ("Comparable  Unrated  Securities").  The ratings of an NRSRO represent  its  opinion as to the  quality of  securities  it  undertakes  to rate.  Ratings  are not  absolute  standards  of quality;
consequently,  securities  with the same  maturity,  coupon,  and rating may have different  yields.  Although the Fund may rely on the ratings of any NRSRO, the Fund mainly refers to ratings assigned by S&P and Moody's, which are described in Appendix A to this SAI.

         Fixed income  securities  are subject to the risk of an issuer's  inability  to meet  principal  and interest  payments on the obligations  ("credit  risk") and also may be subject to price  volatility  due to such factors as interest  rate  sensitivity,  market perception of the  creditworthiness  of the issuer,  and general market  liquidity  ("market  risk").  Lower-rated  securities are more likely to react to  developments  affecting  market and credit risk than are more highly  rated  securities,  which react  primarily to movements in the general level of interest rates.

         Changes in economic  conditions or developments  regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such  securities to make principal and interest  payments than is the case for  higher-grade  debt securities.  An economic  downturn  affecting the issuer may result in an increased  incidence of default.  The market for  lower-rated securities  may be thinner and less active than for  higher-rated  securities.  Pricing of thinly traded  securities  requires  greater judgment than pricing of securities for which market transactions are regularly reported.

         If the quality of any fixed  income  securities  held by the Fund  deteriorates  so that they no longer  would be eligible for purchase by the Fund,  the Fund will engage in an orderly  disposition  of the  securities  to the extent  necessary to ensure that the
Fund's holding of such securities will not exceed 5% of its net assets.

         Convertible  Securities.  The Fund may invest in convertible  securities of any quality.  A convertible  security entitles the holder to receive  interest paid or accrued on debt or the dividend paid on preferred stock until the convertible  security  matures or is redeemed,  converted or exchanged.  Before conversion,  convertible  securities ordinarily provide a stream of income with generally higher  yields  than  those of common  stocks  of the same or  similar  issuers,  but lower  than the  yield on  non-convertible  debt.
Convertible  securities are usually  subordinated  to  comparable-tier  nonconvertible  securities but rank senior to common stock in a corporation's  capital structure.  The value of a convertible  security is a function of (1) its yield in comparison with the yields of other  securities of comparable  maturity and quality that do not have a conversion  privilege,  and (2) its worth, at market value, if converted  into the  underlying  common  stock.  Convertible  debt  securities  are  subject  to the  Fund's  investment  policies  and limitations concerning fixed-income investments.

         Convertible  securities  are  typically  issued by  smaller  companies  whose  stock  prices may be  volatile.  The price of a convertible  security often  reflects such  variations in the price of the underlying  common stock in a way that  nonconvertible  debt does not. A  convertible  security may be subject to redemption at the option of the issuer at a price  established  in the  security's governing  instrument.  If a convertible  security held by the Fund is called for  redemption,  the Fund will be required to convert it into the  underlying  common stock,  sell it to a third party or permit the issuer to redeem the  security.  Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objective.

         Commercial  Paper.  Commercial  paper is a short-term  debt security  issued by a corporation,  bank,  municipality,  or other issuer,  usually for purposes  such as  financing  current  operations.  The Fund may invest only in  commercial  paper  receiving  the highest rating from S&P (A-1) or Moody's (P-1), or deemed by the Sub-advisor to be of equivalent quality.

         The Fund may invest in  commercial  paper that cannot be resold to the public  because it was issued under the  exception  for private  offerings in Section 4(2) of the  Securities  Act of 1933.  While such  securities  normally will be  considered  illiquid and subject to the Fund's 15% limitation on investments in illiquid  securities,  the  Sub-advisor may in certain cases determine that such paper is liquid under guidelines established by the Board of Directors.

         Banking  and  Savings  Institution  Securities.  The Fund may invest in banking and  savings  institution  obligations,  which include CDs, time deposits,  bankers'  acceptances,  and other  short-term debt  obligations  issued by savings  institutions.  CDs are receipts for funds  deposited for a specified  period of time at a specified  rate of return;  time  deposits  generally are similar to
CDs, but are  uncertificated;  and bankers'  acceptances are time drafts drawn on commercial banks by borrowers,  usually in connection with international  commercial  transactions.  The CDs, time deposits, and bankers' acceptances in which the Fund invests typically are not covered by deposit insurance.

         Investment Policies Which May be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF
Neuberger  Berman Mid-Cap Growth Fund.  These  limitations are not  fundamental  restrictions  and can be changed  without  shareholder approval.

         1.       The Fund will not  change  its  policy to  invest  at least 80% of the value of its  assets in medium  capitalization companies unless it provides 60 days prior written notice to its shareholders.

         2.       The Fund may not purchase securities if outstanding borrowings,  including any reverse repurchase agreements,  exceed
5% of its total assets.

         3.       Except for the purchase of debt  securities  and engaging in repurchase  agreements,  the Fund may not make any loans other than securities loans.

         4.       The Fund may not purchase securities on margin from brokers,  except that the Fund may obtain such short-term credits as are necessary for the clearance of securities  transactions.  Margin payments in connection with  transactions in futures  contracts and options on futures  contracts  shall not  constitute  the purchase of  securities  on margin and shall not be deemed to violate the foregoing limitation.

         5.       The Fund may not sell securities short,  unless it owns or has the right to obtain securities  equivalent in kind and amount to the securities sold without  payment of additional  consideration.  Transactions  in futures  contracts and options shall not constitute selling securities short.

         6.       The Fund may not  purchase  any  security  if, as a result,  more than 15% of its net  assets  would be  invested  in illiquid  securities.  Illiquid  securities include securities that cannot be sold within seven days in the ordinary course of business for approximately  the amount at which the Fund has valued the securities,  such as repurchase  agreements  maturing in more than seven days.

ASAF Neuberger Berman Mid-Cap Value Fund:

Investment Objective:  The investment objective of the Fund is to seek capital growth.

Investment Policies:

         Securities  Loans. In order to realize income,  the Fund may lend portfolio  securities with a value not exceeding  33-1/3% of its total assets to banks,  brokerage  firms,  or  institutional  investors  judged  creditworthy  by the  Sub-advisor.  Borrowers  are required  continuously to secure their obligations to return securities on loan from the Fund by depositing  collateral,  which will be marked to market  daily,  in a form  determined to be  satisfactory  by the Directors and equal to at least 100% of the market value of the loaned  securities,  which will also be marked to market daily. The Sub-advisor  believes the risk of loss on these transactions is slight because,  if a borrower were to default for any reason,  the collateral  should satisfy the obligation.  However,  as with other extensions of secured credit,  loans of portfolio  securities involve some risk of loss of rights in the collateral should the borrower fail financially.

         Reverse  Repurchase  Agreements.  In a reverse  repurchase  agreement,  the Fund  sells  portfolio  securities  subject to its agreement to repurchase the  securities at a later date for a fixed price  reflecting a market rate of interest;  these  agreements are considered borrowings for purposes of the Fund's investment  limitations and policies concerning  borrowings.  There is a risk that the counterparty to a reverse repurchase  agreement will be unable or unwilling to complete the transaction as scheduled,  which may result in losses to the Fund.

         Covered Call  Options.  The Fund may write  covered call options on  securities  it owns valued at up to 10% of its net assets and may  purchase  call options in related  closing  transactions.  Generally,  the purpose of writing  these  options is to reduce the effect of price  fluctuations  of  securities  held by the Fund on the Fund's net asset value.  Securities on which call options may be written by the Fund are purchased solely on the basis of investment considerations consistent with the Fund's investment objectives.

         When the Fund writes a call option,  it is obligated to sell a security to a purchaser at a specified  price at any time until a certain date if the  purchaser  decides to exercise  the option.  The Fund  receives a premium for writing the call option.  The Fund writes only  "covered" call options on securities it owns. So long as the  obligation of the writer of the call option  continues,  the writer may be assigned an exercise  notice,  requiring it to deliver the underlying  security  against  payment of the exercise  price.
The Fund may be  obligated  to  deliver  securities  underlying  a call  option at less than the  market  price  thereby  giving up any additional gain on the security.

         When the Fund  purchases a call option,  it pays a premium for the right to purchase a security from the writer at a specified price until a specified date.  A call option would be purchased by the Fund to offset a previously written call option.

         The writing of covered call options is a conservative  investment  technique  believed to involve  relatively  little risk (in contrast to the writing of "naked" or uncovered  call  options,  which the Fund will not do),  but is capable of  enhancing  the Fund's total return.  When writing a covered call option,  the Fund,  in return for the premium,  gives up the  opportunity  for profit from a price increase in the underlying  security above the exercise  price,  but conversely  retains the risk of loss should the price of the security  decline.  If a call option that the Fund has written expires  unexercised,  the Fund will realize a gain in the amount of the premium;  however,  that gain may be offset by a decline in the market value of the underlying  security  during the option period.  If the call option is exercised, the Fund will realize a gain or loss from the sale or purchase of the underlying security.

           The exercise  price of an option may be below,  equal to, or above the market value of the  underlying  security at the time the option is written.  Options  normally have  expiration  dates between three and nine months from the date written.  The  obligation under any option  terminates  upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series.

           Options are traded  both on national  securities  exchanges  and in the  over-the-counter  ("OTC")  market.  Exchange-traded options are issued by a clearing  organization  affiliated with the exchange on which the option is listed;  the clearing  organization in effect  guarantees  completion of, every  exchange-traded  option.  In contrast,  OTC options are contracts between the Fund and its counter-party  with no clearing  organization  guarantee.  Thus,  when the Fund sells or purchases an OTC option,  it generally will be able to "close out" the option prior to its expiration only by entering into a "closing  purchase  transaction" with the dealer to whom or from whom the Fund originally  sold or purchased the option.  The Sub-advisor  monitors the  creditworthiness  of dealers with which the Fund may engage in OTC options,  and will limit  counterparties  in such  transactions  to dealers with a net worth of at least $20 million as reported in their latest  financial  statements.  For an additional  discussion of OTC options and their risks, see this SAI under "Certain Risk Factors and Investment Methods."

           The  premium  received  (or paid) by the Fund when it writes (or  purchases)  an option is the amount at which the option is currently traded on the applicable  exchange,  less (or plus) a commission.  The premium may reflect,  among other things,  the current market price of the underlying  security,  the  relationship of the exercise price to the market price, the historical price volatility of the underlying  security,  the length of the option period,  the general supply of and demand for credit,  and the general  interest rate  environment.  The premium  received by the Fund for writing an option is  recorded  as a  liability  on the Fund's  statement  of assets and liabilities.  This liability is adjusted daily to the option's current market value.

         The Fund pays the brokerage  commissions in connection with purchasing or writing  options,  including those used to close out existing  positions.  These  brokerage  commissions  normally  are higher than those  applicable  to  purchases  and sales of portfolio securities.

         For an  additional  discussion  of options and their risks,  see this SAI and the  Company's  Prospectus  under  "Certain Risk
Factors and Investment Methods."

         Foreign  Securities.  The Fund may invest in U.S.  dollar-denominated  equity and debt  securities  issued by foreign  issuers
(including  governments and  quasi-governments)  and foreign  branches of U.S. banks,  including  negotiable CDs and commercial  paper.
These  investments are subject to the Fund's quality  standards.  While  investments in foreign  securities are intended to reduce risk by providing further  diversification,  such investments  involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities.

         The Fund may invest in equity,  debt,  or other  income-producing  securities  that are  denominated  in or indexed to foreign currencies,  including,  but not limited to (1) common and preferred stocks,  (2) convertible  securities,  (3) CDs,  commercial paper, fixed-time deposits,  and bankers'  acceptances issued by foreign banks, (4) obligations of other corporations,  and (5) obligations of foreign governments,  or their subdivisions,  agencies, and  instrumentalities,  international  agencies,  and supranational  entities.
Risks of investing in foreign currency denominated  securities include (1) nationalization,  expropriation,  or confiscatory  taxation,
(2) adverse changes in investment or exchange control  regulations  (which could prevent cash from being brought back to the U.S.), and
(3)  expropriation  or  nationalization  of foreign  portfolio  companies.  Mail service between the U.S. and foreign  countries may be slower or less reliable than within the United States,  thus  increasing the risk of delayed  settlements of portfolio  transactions or loss of certificates for portfolio securities.  For an additional  discussion of the risks associated with foreign securities,  whether denominated  in U.S.  dollars or foreign  currencies,  see this SAI and the  Company's  Prospectus  under  "Certain  Risk  Factors  and
Investment Methods."

         Prices of foreign  securities  and exchange rates for foreign  currencies may be affected by the interest rates  prevailing in other  countries.  The interest  rates in other  countries  are often  affected by local  factors,  including the strength of the local economy,  the demand for  borrowing,  the  government's  fiscal and  monetary  policies,  and the  international  balance of  payments.
Individual  foreign  economies may differ favorably or unfavorably  from the U.S.  economy in such respects as gross national  product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

         Foreign  markets also have different  clearance and settlement  procedures,  and in certain markets there have been times when settlements  have  been  unable to keep pace  with the  volume  of  securities  transactions,  making  it  difficult  to  conduct  such transactions.  Such delays in settlement  could result in temporary  periods when a portion of the assets of the Fund is uninvested and no return is earned  thereon.  The inability of the Fund to make intended  security  purchases due to settlement  problems  could cause the Fund to miss attractive  investment  opportunities.  Inability to dispose of portfolio  securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio  securities,  or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

         The Fund may invest in foreign  corporate bonds and debentures and sovereign debt instruments  issued or guaranteed by foreign governments,  their agencies or  instrumentalities.  The Fund may invest in lower-rated  foreign debt securities  subject to the Fund's
15%  limitation  on  lower-rated  debt  securities.  Foreign debt  securities  are subject to risks  similar to those of other  foreign securities,  as well as risks  similar to those of other debt  securities,  as  discussed in this SAI and in the  Company's  Prospectus under "Investment Programs of the Funds" and "Certain Risk Factors and Investment Methods."

         In order to limit the risk  inherent in investing in foreign  currency-denominated  securities,  the Fund may not purchase any such security if after such  purchase  more than 10% of its total assets (taken at market value) would be invested in such  securities.
Within such limitation,  however,  the Fund is not restricted in the amount it may invest in securities  denominated in any one foreign currency.

         Foreign  Currency  Transactions.  The Fund may engage in foreign currency  exchange  transactions.  Foreign currency  exchange transactions  will be  conducted  either on a spot (i.e.,  cash) basis at the spot rate  prevailing  in the foreign  currency  exchange
                                                    ----
market, or through entering into forward contracts to purchase or sell foreign  currencies  ("forward  contracts").  The Fund may enter into forward  contracts in order to protect against  uncertainty in the level of future foreign  currency  exchange rates,  and only in amounts not exceeding 5% of the Fund's net assets.

         A forward  contract  involves an obligation to purchase or sell a specific  currency at a future date,  which may be any fixed number of days  (usually  less than one year) from the date of the contract  agreed upon by the parties,  at a price set at the time of the contract.  These contracts are traded in the interbank market conducted  directly between traders (usually large commercial  banks)
and their  customers.  A forward  contract  generally  has no deposit  requirement,  and no  commissions  are  charged at any stage for trades.  Although foreign  exchange  dealers do not charge a fee for conversion,  they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

         When the Fund enters into a contract for the purchase or sale of a security  denominated  in a foreign  currency,  it may wish to "lock in" the U.S.  dollar price of the security.  By entering into a forward  contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security  transactions,  the Fund will be able to protect itself  against a possible  loss.  When the  Sub-advisor  believes  that the  currency  of a  particular  foreign  country may suffer a substantial  decline against the U.S.  dollar,  it may also enter into a forward  contract to sell the amount of foreign currency for a fixed amount of dollars which  approximates the value of some or all of a Fund's securities  denominated in such foreign currency.  The
Fund may also engage in  cross-hedging  by using  forward  contracts  in one  currency to hedge  against  fluctuations  in the value of securities  denominated in a different currency,  when the Sub-advisor  believes that there is a pattern of correlation between the two currencies.

         When the Fund engages in forward  contracts for hedging  purposes,  it will not enter into forward  contracts to sell currency or maintain a net exposure to such contracts if their  consummation  would  obligate the Fund to deliver an amount of foreign  currency in excess of the value of its portfolio  securities or other assets  denominated in that currency.  At the  consummation of the forward contract,  the Fund may either make delivery of the foreign  currency or terminate its contractual  obligation to deliver by purchasing an  offsetting  contract  obligating  it to purchase the same amount of such foreign  currency at the same  maturity  date. If the Fund chooses to make delivery of the foreign currency,  it may be required to obtain such currency through the sale of portfolio  securities denominated  in such  currency  or through  conversion  of other  assets  into such  currency.  If the Fund  engages  in an  offsetting transaction,  it will incur a gain or a loss to the extent that there has been a change in forward  contract  prices.  Closing purchase transactions  with  respect to forward  contracts  are usually made with the  currency  trader who is a party to the  original  forward contract.

         The Fund is not required to enter into such transactions and will not do so unless deemed appropriate by the Sub-advisor.

         Using forward contracts to protect the value of the Fund's portfolio  securities  against a decline in the value of a currency does not eliminate  fluctuations  in the underlying  prices of the  securities.  It simply  establishes a rate of exchange which can be achieved  at some  future  point in time.  The precise  projection  of  short-term  currency  market  movements  is not  possible,  and short-term hedging provides a means of fixing the dollar value of only a portion of the Fund's foreign assets.

         While the Fund may enter forward  contracts to reduce currency  exchange rate risks,  transactions  in such contracts  involve certain other risks.  Thus, while the Fund may benefit from such transactions,  unanticipated  changes in currency prices may result in a poorer  overall  performance  for the Fund than if it had not  engaged in any such  transactions.  Moreover,  there may be  imperfect correlation  between the Fund's holdings of securities  denominated in a particular  currency and forward contracts entered into by the
Fund.  Such  imperfect  correlation  may cause the Fund to sustain  losses  which will  prevent it from  achieving a complete  hedge or expose it to risk of foreign exchange loss.

         The Fund  generally  will not enter into a forward  contract  with a term of greater  than one year.  The Fund may  experience delays in the settlement of its foreign currency transactions.

         When the Fund engages in forward  contracts  for the sale or purchase of  currencies,  the Fund will either cover its position or establish a segregated  account.  The Fund will consider its position  covered if it has  securities in the currency  subject to the forward  contract,  or otherwise has the right to obtain that currency at no additional cost. In the  alternative,  the Fund will place cash,  fixed  income,  or equity  securities  (denominated  in the  foreign  currency  subject to the forward  contract)  in a separate account.  The amounts in such separate  account will equal the value of the Fund's assets which are  committed to the  consummation  of foreign  currency  exchange  contracts.  If the value of the securities  placed in the separate account  declines,  the Fund will place additional  cash or  securities  in the  account  on a daily  basis so that the  value of the  account  will  equal  the  amount of its commitments with respect to such contracts.

         For an additional  discussion of forward foreign currency  exchange  contracts and their risks, see this SAI and the Company's
Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Foreign  Currencies.  The Fund may write and  purchase  covered  call and put  options  on  foreign  currencies  in amounts not  exceeding  5% of its net assets for the purpose of  protecting  against  declines in the U.S.  dollar  value of  portfolio securities  or  increases  in the U.S.  dollar cost of  securities  to be acquired,  or to protect the dollar  equivalent  of dividend, interest,  or other payment on those  securities.  A decline in the dollar value of a foreign  currency in which  portfolio  securities are denominated will reduce the dollar value of such  securities,  even if their value in the foreign  currency  remains  constant.  In order to protect  against  such  decreases  in the value of  portfolio  securities,  the Fund may  purchase  put options on the foreign currency.  If the value of the  currency  declines,  the Fund will have the right to sell such  currency  for a fixed amount of dollars which  exceeds the market  value of such  currency.  This would  result in a gain that may offset,  in whole or in part,  the  negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.

         Conversely,  if the dollar value of a currency in which securities to be acquired by the Fund are denominated  rises,  thereby increasing the cost of such securities,  the Fund may purchase call options on such currency.  If the value of such currency  increases sufficiently,  the Fund will have the right to  purchase  that  currency  for a fixed  amount of dollars  which is less than the market value  of  that  currency.  Such a  purchase  would  result  in a  gain  that  may  offset,  at  least  partially,  the  effect  of any currency-related increase in the price of securities the Fund intends to acquire.

         As in the case of other  types of options  transactions,  however,  the  benefit  the Fund  derives  from  purchasing  foreign currency options will be reduced by the amount of the premium and related  transaction  costs. In addition,  if currency exchange rates do not move in the direction or to the extent  anticipated,  the Fund could sustain losses on transactions in foreign  currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

         The Fund may also write options on foreign  currencies for hedging  purposes.  For example,  if the Sub-advisor  anticipates a decline in the dollar value of foreign  currency  denominated  securities  because of declining  exchange rates,  it could,  instead of purchasing a put option,  write a call option on the relevant  currency.  If the expected  decline occurs,  the option will most likely not be  exercised,  and the decrease in value of portfolio  securities  will be offset,  at least in part, by the amount of the premium received by the Fund.

         Similarly,  the Fund could write a put option on the relevant currency,  instead of purchasing a call option, to hedge against an  anticipated  increase in the dollar cost of  securities to be acquired.  If exchange  rates move in the manner  projected,  the put option  most likely will not be  exercised,  and such  increased  cost will be offset,  at least in part,  by the amount of the premium received.  However,  as in the case of other types of options  transactions,  the writing of a foreign  currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction.

         If  unanticipated  exchange rate  fluctuations  occur, a put or call option may be exercised and the Fund could be required to purchase  or sell the  underlying  currency  at a loss  which may not be fully  offset by the  amount  of the  premium.  As a result of writing options on foreign  currencies,  the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable  movements in currency  exchange rates.  Certain options on foreign  currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

         A call option written on foreign  currency by the Fund is "covered" if the Fund owns the underlying  foreign  currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency  without  additional cash  consideration.  A call option is also covered if the Fund holds a call on the same foreign  currency  for the same  principal  amount as the call written where the exercise  price of the call held is (a) equal to or less than the exercise  price of the call written or (b) greater than the exercise  price of the call  written  if the  amount  of the  difference  is  maintained  by the Fund in cash,  fixed  income or equity securities in a segregated account with its custodian.

         The risks of currency  options are similar to the risks of other  options,  as discussed  above and in this SAI under "Certain
Risk Factors and Investment Methods."

         Cover for Options on Securities,  Forward  Contracts,  and Options on Foreign  Currencies  ("Hedging  Instruments").  The Fund
will comply with SEC staff  guidelines  regarding  "cover" for Hedging  Instruments  and, if the guidelines so require,  set aside in a segregated  account with its  custodian the  prescribed  amount of cash,  fixed  income,  or equity  securities.  Securities  held in a segregated  account cannot be sold while the futures,  option,  or forward strategy covered by those securities is outstanding,  unless they are replaced  with other  suitable  assets.  As a result,  segregation  of a large  percentage  of the Fund's  assets could impede portfolio  management  or the Fund's  ability to meet current  obligations.  The Fund may be unable  promptly to dispose of assets that cover, or are segregated with respect to, an illiquid options or forward position; this inability may result in a loss to the Fund.

         Preferred  Stock.  The Fund may  invest in  preferred  stock.  Unlike  interest  payments  on debt  securities,  dividends  on preferred stock are generally payable at the discretion of the issuer's board of directors,  although  preferred  shareholders may have certain  rights if dividends are not paid.  Shareholders  may suffer a loss of value if dividends are not paid,  and generally  have no legal  recourse  against the issuer.  The market  prices of preferred  stocks are generally  more  sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

         Fixed  Income  Securities.  The Fund may  invest in money  market  instruments,  U.S.  Government  or Agency  securities,  and corporate  bonds and  debentures  receiving one of the four highest  ratings from  Standard & Poor's  Ratings  Group  ("S&P"),  Moody's
Investors Service, Inc. ("Moody's") or any other nationally recognized statistical rating organization  ("NRSRO"),  or, if not rated by any NRSRO,  deemed comparable by the Sub-advisor to such rated securities  ("Comparable  Unrated  Securities").  In addition,  the Fund may invest up to 15% of its net assets,  measured at the time of investment,  in corporate debt securities rated below investment grade or  Comparable  Unrated  Securities.  The ratings of an NRSRO  represent  its opinion as to the quality of  securities it undertakes to rate.  Ratings are not absolute  standards of quality;  consequently,  securities with the same maturity,  coupon,  and rating may have different  yields.  Although  the Fund may rely on the  ratings of any NRSRO,  the Fund  mainly  refers to ratings  assigned by S&P and
Moody's, which are described in Appendix A to this SAI.

         Fixed income  securities  are subject to the risk of an issuer's  inability  to meet  principal  and interest  payments on the obligations  ("credit  risk") and also may be subject to price  volatility  due to such factors as interest  rate  sensitivity,  market perception of the  creditworthiness  of the issuer,  and general market  liquidity  ("market  risk").  Lower-rated  securities are more likely to react to  developments  affecting  market and credit risk than are more highly  rated  securities,  which react  primarily to movements in the general level of interest rates.

         Changes in economic  conditions or developments  regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such  securities to make principal and interest  payments than is the case for  higher-grade  debt securities.  An economic  downturn  affecting the issuer may result in an increased  incidence of default.  The market for  lower-rated securities  may be thinner and less active than for  higher-rated  securities.  Pricing of thinly traded  securities  requires  greater judgment than pricing of securities for which market transactions are regularly reported.

         Convertible  Securities.  The Fund may  invest in  convertible  securities.  A  convertible  security  entitles  the holder to receive  interest  paid or accrued on debt or the  dividend  paid on  preferred  stock  until the  convertible  security  matures or is redeemed,  converted or exchanged.  Before  conversion,  convertible  securities  ordinarily  provide a stream of income with generally higher  yields  than  those of common  stocks  of the same or  similar  issuers,  but lower  than the  yield on  non-convertible  debt.
Convertible  securities are usually  subordinated  to  comparable-tier  nonconvertible  securities but rank senior to common stock in a corporation's  capital structure.  The value of a convertible  security is a function of (1) its yield in comparison with the yields of other  securities of comparable  maturity and quality that do not have a conversion  privilege,  and (2) its worth, at market value, if converted  into the  underlying  common  stock.  Convertible  debt  securities  are  subject  to the  Fund's  investment  policies  and limitations concerning fixed-income investments.

         Convertible  securities  are  typically  issued by  smaller  companies  whose  stock  prices may be  volatile.  The price of a convertible  security often  reflects such  variations in the price of the underlying  common stock in a way that  nonconvertible  debt does not. A  convertible  security may be subject to redemption at the option of the issuer at a price  established  in the  security's governing  instrument.  If a convertible  security held by the Fund is called for  redemption,  the Fund will be required to convert it into the  underlying  common stock,  sell it to a third party or permit the issuer to redeem the  security.  Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objective.

         Commercial  Paper.  Commercial  paper is a short-term  debt security  issued by a corporation,  bank,  municipality,  or other issuer,  usually for purposes  such as  financing  current  operations.  The Fund may invest only in  commercial  paper  receiving  the highest rating from S&P (A-1) or Moody's (P-1), or deemed by the Sub-advisor to be of equivalent quality.

         The Fund may invest in  commercial  paper that cannot be resold to the public  because it was issued under the  exception  for private  offerings in Section 4(2) of the  Securities  Act of 1933.  While such  securities  normally will be  considered  illiquid and subject to the Fund's 15% limitation on investments in illiquid  securities,  the  Sub-advisor may in certain cases determine that such paper is liquid under guidelines established by the Board of Directors.

         Zero  Coupon  Securities.  The  Fund  may  invest  up to 5% of its net  assets  in zero  coupon  securities,  which  are  debt obligations  that do not entitle  the holder to any  periodic  payment of interest  prior to maturity or specify a future date when the securities  begin  paying  current  interest.  Rather,  they are issued and traded at a discount  from their face  amount or par value, which discount  varies  depending on prevailing  interest rates,  the time remaining  until cash payments  begin,  the liquidity of the security, and the perceived credit quality of the issuer.

         The market prices of zero coupon  securities  generally  are more  volatile  than the prices of  securities  that pay interest periodically  and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities  having similar  maturities and credit  quality.  For a discussion of potential tax  consequences of investing in zero coupon  securities,  see this SAI under "Additional Tax Considerations."

         Investment Policies Which May be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF
Neuberger  Berman Mid-Cap Value Fund.  These  limitations are not  fundamental  restrictions,  and can be changed  without  shareholder approval.

         1.       The Fund may not  change  its  policy to invest  at least  80% of the  value of its  assets in medium  capitalization companies unless it provides 60 days prior written notice to its shareholders.

         2.       The Fund may not purchase securities if outstanding borrowings,  including any reverse repurchase agreements,  exceed
5% of its total assets.

         3.       Except for the purchase of debt  securities  and engaging in repurchase  agreements,  the Fund may not make any loans other than securities loans.

         4.       The Fund may not purchase securities on margin from brokers,  except that the Fund may obtain such short-term credits as are necessary for the clearance of securities  transactions.  Margin payments in connection with  transactions in futures  contracts and options on futures  contracts  shall not  constitute  the purchase of  securities  on margin and shall not be deemed to violate the foregoing limitation.

         5.       The Fund may not sell securities short,  unless it owns or has the right to obtain securities  equivalent in kind and amount to the securities sold without  payment of additional  consideration.  Transactions  in futures  contracts and options shall not constitute selling securities short.

         6.       The Fund may not  purchase  any  security  if, as a result,  more than 15% of its net  assets  would be  invested  in illiquid  securities.  Illiquid  securities include securities that cannot be sold within seven days in the ordinary course of business for approximately  the amount at which the Fund has valued the securities,  such as repurchase  agreements  maturing in more than seven days.

         7.       The Fund may not invest more than 10% of the value of its total assets in  securities  of foreign  issuers,  provided that this limitation shall not apply to foreign securities denominated in U.S. dollars.

ASAF Alger All-Cap Growth Fund:

Investment Objective:  The investment objective of the Fund is to seek long-term capital growth.

Investment Policies:

         Cash  Position.  In order to afford the Fund the  flexibility  to take  advantage  of new  opportunities  for  investments  in accordance  with its  investment  objective or to meet  redemptions,  it may, under normal  circumstances,  hold up to 15% of its total assets in money market  instruments  including,  but not limited to,  certificates of deposit,  time deposits and bankers'  acceptances issued by  domestic  bank and  thrift  institutions,  U.S.  Government  securities,  commercial  paper and  repurchase  agreements.  In addition,  when the  Sub-advisor's  analysis of economic and technical  market  factors  suggests that common stock prices will decline sufficiently so that a temporary  defensive  position is deemed advisable,  the Fund may invest in cash,  commercial paper,  high-grade bonds or cash equivalents, all without limitation.

         U.S.  Government  Obligations.  Obligations,  bills,  notes,  bonds, and other debt securities issued by the U.S. Treasury are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

         Short-term  Corporate Debt  Securities.  These are  outstanding  nonconvertible  corporate debt  securities  (e.g.,  bonds and debentures)  which have one year or less  remaining  to maturity.  Corporate  debt  securities  may have fixed,  variable,  or floating rates.  For  additional  discussion on Short-term  Corporate  Debt  Securities  see this SAI under "Certain Risk Factors and Investment
Methods."

         Commercial Paper.  These are short-term promissory notes issued by corporations primarily to finance short-term credit needs.

         Small  Capitalization  and  Related  Investments.  Certain  companies  in  which  the Fund  will  invest  may  still be in the developmental  stage.  Investing in smaller,  newer issuers generally involves greater risk than investing in larger,  more established issuers.  Such  companies  may have limited  product  lines,  markets or  financial  resources  and may lack  management  depth.  Their securities  may have limited  marketability  and may be subject to more abrupt or erratic price  movements  than  securities of larger, more  established  companies or the market averages in general.  The Fund also may invest in older companies that appear to be entering a new stage of growth progress owing to factors such as management  changes or development of new technology,  products or markets,  or companies  providing  products or services  with a high unit volume  growth rate.  These  companies  may be subject to many of the same risks as small-cap companies.

         Convertible  Securities,  Warrants,  and  Rights.  The Fund may invest in  securities  convertible  into or  exchangeable  for equity  securities,  including  warrants and rights.  A warrant is a type of security that  entitles the holder to buy a  proportionate amount of common stock at a specified  price,  usually  higher than the market price at the time of issuance,  for a period of years or to perpetuity.  In contrast,  rights,  which also represent the right to buy common  shares,  normally have a subscription  price lower than the current  market value of the common  stock and a life of two to four weeks.  Warrants  may be freely  transferable  and may be traded on the major securities  exchanges.  For additional  discussion about  Convertible  Securities,  Warrants,  and Rights and their risks, see this SAI under "Certain Risk Factors and Investment Methods."

         Portfolio  Depositary  Receipts.  To the extent otherwise  consistent with applicable law, the Fund may invest up to 5% of its total assets in Portfolio  Depositary  Receipts,  which are  exchange-traded  shares issued by  investment  companies,  typically  unit investment  trusts,  holding  portfolios  of common stocks  designed to replicate  and,  therefore,  track the  performance  of various broadly-based  securities  indices  or sectors of such  indices.  For  example,  the Fund may  invest in  Standard & Poor's  Depositary
Receipts(R)(SPDRs),  issued by a unit investment  trust whose  portfolio  tracks the S&P 500 Composite Stock Price Index, or Standard &
Poor's MidCap 400 Depositary Receipts(R)(MidCap SPDRs), which are similarly  linked to the S&P MidCap 400 Index.

         Lending of  Portfolio  Securities.  By lending its  securities,  the Fund can  increase  its income by  continuing  to receive interest or dividends on the loaned  securities as well as by either  investing the cash collateral or by earning income in the form of interest  paid by the  borrower  when  U.S.  Government  securities  are used as  collateral.  The Fund will  adhere  to the  following conditions  whenever  its  securities  are  loaned:  (a) the Fund must  receive at least 100  percent  cash  collateral  or  equivalent securities  from the  borrower,  (b) the borrower  must increase  this  collateral  whenever the market value of the loaned  securities including accrued interest exceeds the value of the collateral,  (c) the Fund must receive reasonable  interest on the loan, as well as any dividends,  interest or other  distributions  on the loaned  securities and any increase in market value, (d) the Fund may pay only reasonable  custodian fees in connection  with the loan. The Fund will not lend securities to the Investment  Manager,  the Sub-advisor or their  affiliates.  For additional  information on the lending of portfolio  securities and its risks see this SAI and the Company's
Prospectus under "Certain Risk Factors and Investment Methods."

         Options.  The Fund may  purchase  put and call  options  and write  (sell) put and  covered  call  options on  securities  and securities indices to increase gain or to hedge against the risk of unfavorable price movements  although,  as in the past, it does not currently  intend to rely on these  strategies  extensively,  if at all. The Fund will  purchase or write  options only if such options are exchange-traded or traded on an automated quotation system of a national securities association.

         The Fund will only sell call  options  that are  "covered."  A call option  written by the Fund on a security is  "covered" if the Fund owns the  underlying  security  covered by the call or has an absolute and immediate  right to acquire that  security  without additional  cash  consideration  (or for additional  cash  consideration  held in a segregated  account) upon conversion or exchange of other  securities  held in its  portfolio.  A call  option is also  covered if the Fund holds a call on the same  security  as the call written  where the exercise  price of the call held is (a) equal to or less than the exercise  price of the call written or (b) greater than the  exercise  price of the call  written  if the  difference  is  maintained  by the  Fund in cash or other  liquid  assets  in a segregated  account.  If the Fund writes a put option,  the Fund will  segregate  cash or other liquid assets with a value equal to the exercise  price,  or else hold a put on the same  security as the put written  where the exercise  price of the put held is equal to or greater than the exercise price of the put written.

         Although the Fund will  generally not purchase or write options that appear to lack an active  secondary  market,  there is no assurance that a liquid  secondary market on an exchange will exist for any particular  option.  In such event it might not be possible to effect  closing  transactions  in  particular  options,  so that the Fund would have to exercise  its option in order to realize any profit and would incur  brokerage  commissions  upon the exercise of the options.  If the Fund,  as a covered  call option  writer,  is unable to effect a closing purchase  transaction in a secondary market,  it will not be able to sell the underlying  security until the option expires, until it delivers the underlying security upon exercise, or until it otherwise covers the position.

         In addition to options on  securities,  the Fund may also  purchase and sell call and put options on securities  indices.  The
Fund may offset its position in stock index options prior to  expiration  by entering into a closing  transaction  on an exchange or it may let the option  expire  unexercised.  The Fund will not  purchase  these  options  unless the  Sub-advisor  is  satisfied  with the development, depth and liquidity of the market and the Sub-advisor believes the options can be closed out.

         The Fund will not purchase  options if, as a result,  the aggregate cost of all outstanding  options exceeds 10% of the Fund's total  assets.  No more than 5% of the Fund's  total  assets will be committed  to options  transactions  entered into for  non-hedging
(speculative) purposes.

         Stock Index Futures and Options on Stock Index Futures.  Futures are generally  bought and sold on the  commodities  exchanges where they are listed.  A stock index future  obligates  the seller to deliver (and the purchaser to take) an amount of cash equal to a specific  dollar amount times the  difference  between the value of a specific  stock index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of the underlying stocks in the index is made.

         While  incidental to its securities  activities,  the Fund may purchase index futures as a substitute for a comparable  market position in the underlying  securities.  Securities  index futures might be sold to protect  against a general  decline in the value of securities of the type that comprise the index.  Put options on futures  might be purchased to protect  against  declines in the market values of securities occasioned by a decline in stock prices.

         In an effort to  compensate  for the  imperfect  correlation  of  movements  in the price of the  securities  being hedged and movements  in the price of the stock index  futures,  the Fund may buy or sell stock  index  futures  contracts  in a greater or lesser dollar amount than the dollar amount of the securities  being hedged if the  historical  volatility of the stock index futures has been less or greater than that of the  securities.  Such "over  hedging" or "under  hedging" may adversely  affect the Fund's net investment results if market movements are not as anticipated when the hedge is established.

         The Fund will sell  options on stock  index  futures  contracts  only as part of closing  transactions  to  terminate  options positions it has purchased.  No assurance can be given that such closing transactions can be effected.

         The Fund's  use,  if any,  of stock  index  futures  and  options  thereon  will in all cases be  consistent  with  applicable regulatory  requirements  and in particular the rules and  regulations of the CFTC and will be entered into only for bona fide hedging, risk  management or other portfolio  management  purposes.  If the Fund exercises an option on a futures  contract it will be obligated to post initial  margin (and  potential  subsequent  variation  margin) for the  resulting  futures  position  just as it would for any position.  In order to cover its potential  obligations  if the Fund enters into futures  contracts or options  thereon,  the Fund will maintain a  segregated  account  which will  contain  only liquid  assets in an amount  equal to the total market value of such futures contracts less the amount of initial margin on deposit for such contracts.

         For additional  information  about futures  contracts and related  options,  see this SAI and the Company's  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Borrowing.  The Fund may borrow from banks for temporary or emergency  purposes.  If asset coverage for such borrowings should decline  below the required  300% as a result of market  fluctuations  or other  reasons,  the Fund may be required to sell some of its portfolio  holdings to reduce the debt and restore the 300% asset coverage,  even though it may be  disadvantageous  from an investment standpoint  to sell  securities  at that time.  Additional  information  about  borrowings  and its risks is included in the  Company's
Prospectus under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF
Alger  All-Cap  Growth  Fund.  These  limitations  are not  "fundamental"  restrictions  and may be  changed by the  Directors  without shareholder approval.  The Fund will not:

1........Purchase  securities  on margin,  except (i) for use of  short-term  credit  necessary for clearance of purchases of portfolio securities and (ii) the Fund may take margin deposits in connection with futures contracts or other permissible investments;

2........Mortgage,  pledge,  hypothecate or, in any manner, transfer any security owned by the Fund as security for indebtedness except as may be necessary in connection with permissible  borrowings or investments and then such mortgaging,  pledging or hypothecating  may not exceed 33 1/3% of the Fund's total assets at the time of borrowing or investment;

3. ......Invest in oil, gas or mineral leases.

4. ......Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

5. ......The Fund  may not  invest  more  than 15% of the  assets  of the Fund  (taken  at the time of the  investments)  in  "illiquid securities,"  illiquid  securities being defined to include  securities  subject to legal or contractual  restrictions on resale (which may include  private  placements,  but other than Rule 144A  securities  deemed  liquid by the Board of Directors  or under  guidelines adopted by the Board of Directors),  repurchase  agreements  maturing in more than seven days,  certain options traded over the counter that the Fund has purchased,  securities  being used to cover options a Fund has written,  securities  for which market  quotations are not readily available, or other securities which legally or in the Sub-advisor's option may be deemed illiquid.

ASAF GABELLI ALL-CAP VALUE FUND:

Investment Objective:  The investment objective of the Fund is to seek capital growth.

Investment Policies:

         Convertible  Securities.  The Fund may invest in convertible  securities when it appears to the Fund's Sub-advisor that it may not be prudent to be fully invested in common stocks.  In evaluating a convertible  security,  the Sub-advisor  places primary emphasis on the  attractiveness of the underlying common stock and the potential for capital growth through  conversion.  The Fund will normally purchase only investment grade  convertible debt securities  having a rating of, or equivalent to, at least "BBB" (which securities may have  speculative  characteristics)  by Standard & Poor's Rating  Service  ("S&P") or, if unrated,  judged by the  Sub-advisor to be of comparable  quality.  However,  the Fund may also  invest up to 25% of its  assets in more  speculative  convertible  debt  securities, provided such securities have a rating of, or equivalent to, at least B by S&P.

         Convertible  securities may include  corporate  notes or preferred stock but are ordinarily a long-term debt obligation of the issuer  convertible  at a stated  exchange  rate into common  stock of the issuer.  As with all debt  securities,  the market  value of convertible  securities  tends to decline as  interest  rates  increase  and,  conversely,  to  increase  as  interest  rates  decline.
Convertible  securities  generally  offer lower  interest  or  dividend  yields than  non-convertible  securities  of similar  quality.
However,  when the market price of the common stock underlying a convertible  security  exceeds the conversion  price, the price of the convertible  security tends to reflect the value of the  underlying  common stock.  As the market price of the underlying  common stock declines,  the convertible  security tends to trade  increasingly  on a yield basis,  and thus may not depreciate to the same extent as the underlying  common stock.  Convertible  securities rank senior to common stocks in an issuer's  capital  structure and consequently entail less risk than the issuer's  common stock,  although the extent to which such risk is reduced  depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

         In selecting  convertible  securities for the Fund, the Sub-advisor  relies  primarily on its own evaluation of the issuer and the potential for capital growth  through  conversion.  It does not rely on the rating of the security or sell the security  because of a change in rating  absent a change  in its own  evaluation  of the  underlying  common  stock  and the  ability  of the  issuer to pay principal and interest or dividends  when due without  disrupting  its business  goals.  Interest or dividend yield is a factor only to the extent it is reasonably  consistent  with prevailing  rates for securities of similar quality and thereby  provides a support level for the market price of the security.  The Fund will purchase the  convertible  securities  of highly  leveraged  issuers only when, in the judgment of the Sub-advisor, the risk of default is outweighed by the potential for capital growth.

         The issuers of debt  obligations  having  speculative  characteristics  may  experience  difficulty  in paying  principal  and interest  when due in the event of a downturn  in the  economy  or  unanticipated  corporate  developments.  The market  prices of such securities may become  increasingly  volatile in periods of economic  uncertainty.  Moreover,  adverse  publicity or the perceptions of investors,  over which the Sub-advisor has no control and whether or not based on fundamental  analysis,  may decrease the market price and  liquidity  of such  investments.  Although the  Sub-advisor  will  attempt to avoid  exposing the Fund to such risks,  there is no assurance  that it will be successful or that a liquid  secondary  market will  continue to be available  for the  disposition  of such securities.

         Lower-rated  Debt  Securities.  The Fund may invest up to 5% of its assets in low-rated and unrated  corporate debt securities
(often  referred to as "junk bonds").  Corporate debt securities  that are either unrated or have a  predominantly  speculative  rating may present  opportunities  for significant  long-term capital growth if the ability of the issuer to repay principal and interest when due is  underestimated  by the market or the rating  organizations.  Because of its perceived credit weakness,  the issuer is generally required to pay a higher interest rate and/or its debt  securities may be selling at a  significantly  lower market price than the debt securities  of other  issuers.  If the inherent  value of such  securities  is higher than was  perceived  and such value is eventually recognized,  the market value of the  securities  may  appreciate  significantly.  The  Sub-advisor  believes  that its research on the credit and balance sheet strength of certain  issuers may enable it to select a limited number of corporate  debt  securities  that, in certain markets,  will better serve the objective of capital growth than  alternative  investments in common stocks.  Of course,  there can be no assurance  that the  Sub-advisor  will be  successful.  In its  evaluation,  the  Sub-advisor  will not rely  exclusively  on ratings and the receipt of income from these securities is only an incidental consideration.

         The ratings of Moody's Investors Service,  Inc.  ("Moody's") and S&P generally  represent the opinions of those  organizations as to the quality of the  securities  that they rate.  Such  ratings,  however,  are  relative  and  subjective,  and are not  absolute standards of quality.  Although the  Sub-advisor  uses these ratings as a criterion for the selection of securities  for the Fund,  the
Sub-advisor  also relies on its  independent  analysis  to evaluate  potential  investments  for the Fund.  The Fund does not intend to purchase  debt  securities  for which a liquid  trading  market does not exist,  but there can be no assurance  that such a market will exist for the sale of such securities.

         Additional  information on lower-rated  debt  securities and their risks is included in this SAI and the Company's  Prospectus under "Certain Risk Factors and Investment  Methods."  Additional  information on corporate bond ratings is included in the Appendix to this SAI.

         Borrowing.  The Fund may borrow  subject to certain  restrictions  set forth in the Company's  Prospectus  under "Certain Risk
Factors  and  Investment  Methods"  and in this SAI under  "Fundamental  Investment  Restrictions."  The Fund may  mortgage,  pledge or hypothecate up to 20% of its assets to secure  permissible  borrowings.  Money borrowed will be subject to interest costs, which may or may not be recovered by appreciation if securities are purchased with the proceeds of the borrowing.

         Investments  in Warrants and Rights.  The Fund may invest in warrants  and rights (in  addition to those  acquired in units or attached to other  securities),  which entitle the holder to buy equity  securities at a specific price for or at the end of a specific period of time.  The value of a right or  warrant  may  decline  because  of a decline  in the value of the  underlying  security,  the passage of time,  changes in interest  rates or in the dividend or other policies of the issuer whose equity  underlies the warrant,  a change in the perception as to the future price of the underlying security,  or any combination thereof.  Additional  information about warrants and rights and their risks is included in this SAI and the Company's  Prospectus  under  "Certain Risk Factors and  Investment
Methods."

         Investment in Small,  Unseasoned  Companies and Illiquid  Securities.  The Fund may invest in small, less well-known companies that have operated for less than three years  (including  predecessors).  The securities of such  companies may have a limited  trading market,  which may adversely  affect their  disposition and can result in their being priced lower than might otherwise be the case. If other  investment  companies and investors  who invest in such issuers trade the same  securities  when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained.

         The Fund will not invest, in the aggregate,  more than 15% of its net assets in illiquid  securities.  The continued liquidity of any Rule 144A securities  purchased by the Fund is not as well assured as that of publicly traded securities,  and accordingly,  the
Sub-advisor will monitor their liquidity under the guidelines  adopted by the Directors of the Company.  For additional  information on illiquid securities and their risks, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Corporate  Reorganizations.  In general,  securities of companies engaged in reorganization  transactions sell at a premium to their historic  market price  immediately  prior to the  announcement  of the tender offer or  reorganization  proposal.  However,  the increased  market  price of such  securities  may also  discount  what the stated or appraised  value of the  security  would be if the contemplated  transaction  were  approved  or  consummated.  Such  investments  may be  advantageous  when the  discount  significantly overstates  the risk of the  contingencies  involved,  significantly  undervalues  the  securities,  assets or cash to be  received  by shareholders of the issuer as a result of the  contemplated  transaction,  or fails  adequately to recognize the  possibility  that the offer or proposal  may be replaced  or  superseded  by an offer or proposal of greater  value.  The  evaluation  of such  contingencies requires  unusually  broad  knowledge  and  experience  on the part of the  Sub-advisor,  which must appraise not only the value of the issuer and its component businesses and the assets or securities to be received as a result of the contemplated  transaction,  but also the  financial  resources  and  business  motivation  of the offeror as well as the dynamic of the  business  climate when the offer or proposal is in progress.

         In making such investments,  the Fund will be subject to its diversification and other investment restrictions,  including the requirement  that,  except with respect to 25% of its assets,  not more than 5% of its assets may be invested in the  securities of any issuer (see this SAI under  "Fundamental  Investment  Restrictions").  Because such  investments  are ordinarily  short term in nature, they will tend to increase the Fund's portfolio  turnover rate, thereby  increasing its brokerage and other transaction  expenses.  The
Sub-advisor  intends to select  investments of the type described that, in its view, have a reasonable  prospect of capital growth that is significant in relation to both the risk involved and the potential of available alternate investments.

         When-Issued,  Delayed-Delivery  and Forward  Commitment  Transactions.  The Fund may enter into  forward  commitments  for the purchase or sale of securities,  including on a "when-issued" or  "delayed-delivery"  basis, in excess of customary  settlement periods for the type of securities  involved.  In some cases,  the  obligations  of the parties under a forward  commitment  may be conditioned upon the  occurrence  of a  subsequent  event,  such as  approval  and  consummation  of a  merger,  corporate  reorganization  or debt restructuring  (i.e., a when, as and if issued  security).  When such  transactions  are negotiated,  the price is fixed at the time of the  commitment,  with payment and delivery  generally  taking place a month or more after the date of the  commitment.  While the Fund will only enter into a forward  commitment  with the  intention  of actually  acquiring  the  security,  the Fund may sell the security before the settlement  date if it is deemed  advisable.  The Fund will  segregate  with its custodian  cash or liquid  securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.  Additional  information  regarding  when-issued, delayed-delivery  and forward commitment  transactions and their risks is included in this Statement and the Company's Prospectus under
"Certain Risk Factors and Investment Methods."

         Other  Investment  Companies.  The Fund may  invest  up to 10% of its  total  assets  in the  securities  of other  investment companies,  including  small  business  investment  companies.  (Not  more  than 5% of its  total  assets  may be  invested  in any one investment  company,  nor will the Fund purchase more than 3% of the  securities of any other  investment  company.) To the extent that the Fund invests in the securities of other  investment  companies,  shareholders in the Fund may be subject to duplicative  management and administrative fees.

         Short Sales.  The Fund may,  from time to time,  make short sales of  securities  it owns or has the right to acquire  through conversion or exchange of other  securities it owns (short sales  "against the box").  In a short sale,  the Fund does not  immediately deliver the  securities  sold or receive the proceeds  from the sale.  The Fund may make a short sale against the box in order to hedge against  market risks when it believes  that the price of a security may decline,  affecting the Fund directly if it owns that security or causing a decline in the value of a security owned by the Fund that is convertible into the security sold short.

         To secure its  obligations  to deliver the  securities  sold short,  the Fund will  segregate  assets with its custodian in an amount at least  equal to the value of the  securities  sold  short or the  securities  convertible  into,  or  exchangeable  for,  the securities.  The Fund may close out a short  position by purchasing  and  delivering an equal amount of securities  sold short,  rather than by  delivering  securities  already  held by the Fund,  because  the Fund may want to continue to receive  interest  and  dividend payments on securities in its portfolio that are convertible into the securities sold short.

         Options.  The Fund may purchase or sell listed call or put options on  securities  as a means of achieving  additional  return or of hedging the value of the Fund's  portfolio.  In  addition  to changes in the price of an  underlying  security,  other  principal factors  affecting  the market value of a put or a call option  include  supply and demand,  interest  rates,  price  volatility of the underlying security and the time remaining until the expiration date.

         The Fund will only  write  calls  options  if they are  covered.  A call  option is  covered  if the Fund owns the  underlying security  covered by the call or has an absolute and immediate right to acquire that security  without  additional  cash  consideration
(or for  additional  cash  consideration  if cash or other  liquid  assets  with a value  equal to such  additional  consideration  are segregated  with the Fund's  custodian) upon  conversion or exchange of other  securities held in its portfolio.  A call option is also covered if the Fund holds a call on the same  security as the call written  where the  exercise  price of the call held is (1) equal to or less than the  exercise  price of the call  written or (2)  greater  than the  exercise  price of the call  written if cash or other liquid assets equal to the  difference  are segregated  with the  custodian.  If the Fund writes a put option,  the Fund will segregate cash or other  assets  with a value  equal to the  exercise  price of the  option,  or will hold a put on the same  security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

         If the Fund has written an option,  it may terminate  its  obligation by effecting a closing  purchase  transaction.  However, once the Fund has been assigned an exercise notice,  the Fund will be unable to effect a closing purchase  transaction.  Similarly,  if the Fund is the holder of an option it may  liquidate its position by effecting a closing sale  transaction.  This is  accomplished  by selling an option of the same series as the option  previously  purchased.  There can be no assurance that either a closing purchase or sale  transaction  can be effected  when the Fund so desires.  The Fund will  realize a profit from a closing sale  transaction  if the price of the  transaction  is more than the premium  paid to  purchase  the option;  the Fund will  realize a loss from a closing  sale transaction if the price of the transaction is less than the premium paid to purchase the option.

         The Fund will generally  purchase or write only those options for which there appears to be an active  secondary  market.  If, however,  there is no liquid secondary market when the Sub-advisor  wishes to close out an option the Fund has purchased,  it might not be possible to effect a closing  sale  transaction,  so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage  commissions upon the exercise of call options and upon the subsequent  disposition of underlying  securities for the exercise of put options.  If the Fund, as a covered call option writer,  is unable to effect a closing purchase  transaction in a  secondary  market,  it will not be able to sell the  underlying  security  until the option  expires or it delivers  the  underlying security upon exercise or otherwise covers the position.

         In addition to options on  securities,  the Fund may also  purchase and sell call and put options on securities  indices.  The
Fund may offset its position in stock index options prior to  expiration  by entering into a closing  transaction  on an exchange or it may let the option it has purchased  expire  unexercised.  The Fund may write put and call options on stock indices for the purposes of increasing its gross income,  thereby  partially  protecting its portfolio  against  declines in the value of the securities it owns or increases in the value of  securities  to be  acquired.  In  addition,  the Fund may purchase put and call options on stock  indices in order to hedge its  investments  against a decline in value or to attempt  to reduce the risk of missing a market or  industry  segment advance.  While one purpose of writing such options is to generate  additional  income for the Fund, the Fund recognizes that it may be required to deliver an amount of cash in excess of the market  value of a stock index at such time as an option  written by the Fund is exercised by the holder.  Because  options on securities  indices  require  settlement in cash,  the Adviser may be forced to liquidate portfolio  securities  to meet  settlement  obligations.  The Fund will not  purchase  options on indices  unless  the  Sub-advisor  is satisfied with the development, depth and liquidity of the market and believes that the options can be closed out.

         Although the  Sub-advisor  will attempt to take  appropriate  measures to minimize the risks relating to the Fund's writing of put and call options, there can be no assurance that the Fund will succeed in any option-writing program it undertakes.

         Additional  information  about options on securities  and  securities  indices and their risks in included in this SAI and the
Company's Prospectus under "Certain Risk Factors and Investment Methods."

..........Futures  Contracts and Options on Futures.  The Fund may enter into futures  contracts  that are traded on a U.S.  exchange or board of trade.  Although the Fund has no current  intention of using  options on futures  contracts,  the Fund may at some future date enter into such  options.  Investments  in futures  contracts  and related  options  will be made by the Fund solely for the purpose of hedging  against  changes  in the value of its  portfolio  securities  or in the value of  securities  it  intends  to  purchase.  Such investments  will only be made if they are  economically  appropriate to the reduction of risks involved in the management of the Fund.
In this regard,  the Fund may enter into futures  contracts or options on futures  relating to  securities  indices or other  financial instruments,  including  but not  limited to U.S.  Government  securities.  Futures  exchanges  and  trading  in the United  States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission.

         Initial  margin  payments  required in  connection  with  futures  contracts  will range from  approximately  1% to 10% of the contract  amount.  Initial margin amounts are subject to change by the exchange or board of trade on which the contract is traded,  and brokers or members of such board of trade may charge higher  amounts.  At any time prior to the expiration of a futures  contract,  the portfolio  may elect to close the  position  by taking an  opposite  position,  which will  operate to  terminate  the Fund's  existing position in the contract.  At expiration,  certain  futures  contracts,  including  stock and bond index futures,  are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

         The  potential  loss related to the purchase of an option on a futures  contract is limited to the premium paid for the option
(plus  transaction  costs).  There are no daily cash payments by the purchaser of an option on a futures contract to reflect changes in the value of the  underlying  contract;  however,  the value of the option does change  daily and that change would be reflected in the net asset value of the Fund.

         The  Sub-advisor  may use such  instruments  for the Fund  depending  upon market  conditions  prevailing  at the time and the perceived  investment needs of the Fund. In the event the Fund enters into futures  contracts or writes related  options,  an amount of cash or other liquid  assets equal to the market value of the contract will be segregated  with the Fund's  custodian to  collateralize the positions, thereby insuring that the use of the contract is unleveraged.

         The Sub-advisor  may have difficulty  selling or buying futures  contracts and options when it chooses.  In addition,  hedging practices may not be available, may be too costly to be used effectively, or may be unable to be used for other reasons.

..........Additional  information about futures contracts,  options on futures contracts and their risks is included in this SAI and the
Company's Prospectus under "Certain Risk Factors and Investment Methods.'

         Investment  Opportunities  and  Related  Limitations.  Affiliates  of the  Sub-advisor  may, in the  ordinary  course of their business,  acquire  for their own  account or for the  accounts of their  advisory  clients,  significant  (and  possibly  controlling)
positions in the  securities  of companies  that may also be suitable for  investment  by the Fund.  The  securities  in which the Fund might invest may thereby be limited to some extent.  For  instance,  many  companies in the past several  years have adopted  so-called
"poison pill" or other  defensive  measures  designed to discourage or prevent the completion of  non-negotiated  offers for control of the company.  Such  defensive  measures  may have the effect of limiting the shares of the company that might  otherwise be acquired by the Fund if the  affiliates  of the  Sub-advisor  or their  advisory  accounts  have or  acquire  a  significant  position  in the same securities.  However,  the Sub-advisor  does not believe that the investment  activities of its affiliates will have a material adverse effect  upon the Fund in seeking to achieve  its  investment  objectives.  In  addition,  orders for the Fund  generally  are  accorded priority  of  execution  over orders  entered on behalf of  accounts in which the  Sub-advisor  or its  affiliates  have a  substantial pecuniary  interest.  The Fund may invest in the securities of companies that are investment  management  clients of the  Sub-advisor's affiliates.  In addition,  portfolio  companies or their officers or directors may be minority  shareholders  of the Sub-advisor or its affiliates.

         Investment Policies Which May be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF
Gabelli All-Cap Value Fund. These limitations are not fundamental  restrictions and can be changed without  shareholder  approval.  The
Fund may not:

         1.       Purchase  securities  on margin,  but it may obtain such  short-term  credits from banks as may be necessary  for the clearance of purchase and sales of securities;

         2.       Mortgage,  pledge or hypothecate any of its assets except that, in connection with permissible  borrowings,  not more than 20% of the assets of the Fund (not including amounts borrowed) may be used as collateral;

         3.       Invest in the securities of other investment companies except in compliance with the Investment Company Act of 1940;

         4.       Invest,  in the aggregate,  more than 15% of the value of its total assets in securities for which market  quotations are not readily available,  securities that are restricted for public sale, or in repurchase  agreements maturing or terminable in more than seven days;

         5.       Sell  securities  short,  except that the Fund may make short sales if it owns the  securities  sold short or has the right to acquire such securities through conversion or exchange of other securities it owns; or

         6.       Invest in companies for the purpose of exercising control.

ASAF INVESCO TECHNOLOGY FUND:

Investment  Objective:  The investment  objective of the Fund is to seek capital growth by investing primarily in the equity securities of companies engaged in technology-related industries.

Investment Policies:

         Debt  Securities.  Debt securities  include bonds,  notes and other securities that give the holder the right to receive fixed amounts of principal,  interest,  or both on a date in the future or on demand.  Debt  securities are often referred to as fixed income securities,  even if the rate of interest  varies over the life of the security.  The Fund may also invest in stripped debt  securities
(i.e., interest only and principal only securities).

         Although the Fund may invest in debt securities  assigned lower grade ratings by S&P or Moody's,  the Fund's  investments will generally be limited to debt securities  rated B or higher by either S&P or Moody's.  Debt securities  rated lower than B by either S&P or Moody's are usually  considered to be highly  speculative.  The  Sub-advisor  will limit the Fund's  investments to debt  securities that it believes  are not highly  speculative  and that are rated at least CCC by S&P or Caa by  Moody's.  The Fund  expects  that most emerging country debt securities in which it invests will not be rated by U.S. rating services.

         A significant  economic  downturn or increase in interest rates may cause issuers of debt  securities to experience  increased financial  problems which could adversely affect their ability to pay principal and interest,  to meet projected business goals, and to obtain additional  financing.  These conditions more severely impact issuers of lower-rated debt securities.  The Sub-advisor  attempts to limit purchases of lower-rated securities to securities having an established secondary market.

         Although bonds in the lowest  investment  grade debt category  (those rated BBB by S&P, Baa by Moody's or the  equivalent) are regarded as having  adequate  capability to pay  principal  and  interest,  they have  speculative  characteristics.  Adverse  economic conditions or changing  circumstances  are more likely to lead to a weakened  capacity to make principal and interest  payments than is the case for  higher-rated  bonds.  Lower-rated  bonds by  Moody's  (categories  Ba,  B, or Caa) are of  poorer  quality  and also have speculative  characteristics.  Bonds rated Caa may be in default or there may be present  elements of danger with  respect to principal or interest.  Lower-rated  bonds by S&P  (categories  BB, B, or CCC) include  those that are  regarded,  on balance,  as  predominantly speculative  with respect to the  issuer's  capacity to pay interest and repay  principal in  accordance  with their terms.  While such bonds  likely will have some  quality  and  protective  characteristics,  these are  outweighed  by large  uncertainties  or major risk exposures to adverse  conditions.  Bonds having  equivalent  ratings from other ratings services will have  characteristics  similar to those of the  corresponding  S&P and  Moody's  ratings.  For a more  specific  description  of S&P and  Moody's  corporate  bond rating categories,  please refer to the Appendix to this SAI.  Additional  information  about the debt  securities and their risks,  including the risks of  lower-rated  debt  securities,  is included in this SAI and the  Company's  Prospectus  under  "Certain  Risk Factors and
Investment Methods."

         Equity and Convertible Debt Securities.  As discussed in the Company's  Prospectus,  the Fund may invest in common,  preferred and  convertible  preferred  stocks,  and  securities  whose  values are tied to the price of  stocks,  such as  rights,  warrants  and convertible  debt  securities.  Additional  information  about these types of  securities  and their risks is included in the Company's
Prospectus under "Certain Risk Factors and Investment Methods."

         The Fund  seeks to invest in stocks  that  will  increase  in market  value and may be sold for more than the Fund paid to buy them.  Market value is based upon constantly  changing  investor  perceptions of what the company is worth compared to other companies.
Dividends are a factor in the changing  market value of stocks,  but many companies do not pay dividends,  or pay  comparatively  small dividends.  As  discussed  in the  Prospectus,  the  principal  risk of investing  in equity  securities  is that their  market  values fluctuate  constantly,  often due to factors  entirely  outside the control of the Fund or the company  issuing the stock. At any given time, the market value of an equity security may be significantly higher or lower than the amount paid by a Fund to acquire it.

         Owners of preferred  stocks are entitled to dividends  payable  from the  corporation's  earnings,  which in some cases may be
"cumulative" if prior dividends on the preferred stock have not been paid.  Preferred stocks may be  "participating,"  which means that they may be entitled to dividends in excess of the stated dividend in certain cases.

         Rights and warrants are  securities  which  entitle the holder to purchase the  securities of a company  (usually,  its common stock) at a specified  price during a specified  time  period.  The value of a right or warrant is affected by many of the same factors that determine the prices of common stocks.  Rights and warrants may be purchased  directly or acquired in connection  with a corporate reorganization or exchange offer.

         The Fund also may purchase convertible  securities,  including  convertible debt obligations and convertible  preferred stock.
A  convertible  security  entitles the holder to exchange it for a fixed  number of shares of common stock (or other equity  security), usually at a fixed price within a specified  period of time. Until  conversion,  the owner of convertible  securities  usually receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

         A  convertible  security has an  "investment  value",  which is a  theoretical  value  determined  by the yield it provides in comparison with similar securities without the conversion  feature.  Investment value changes are based upon prevailing  interest rates and other  factors.  It also has a  "conversion  value,"  which is the  market  value the  convertible  security  would have if it were exchanged for the  underlying  equity  security.  Convertible  securities may be purchased at varying price levels above or below their investment values or conversion values.

         Conversion  value is a simple  mathematical  calculation that fluctuates  directly with the price of the underlying  security.
However,  if the conversion value is substantially  below  investment  value, the market value of the convertible  security is governed principally by its investment  value. If the conversion  value is near or above  investment  value, the market value of the convertible security  generally will rise above investment  value. In such cases,  the market value of the convertible  security may be higher than its  conversion  value,  due to the  combination  of the  convertible  security's  right to interest (or dividend  preference)  and the possibility of capital  appreciation  from the conversion  feature.  However,  there is no assurance that any premium above  investment value or  conversion  value will be recovered  because  prices  change and, as a result,  the ability to achieve  capital  appreciation through conversion may be eliminated.

         Foreign  Securities.  The Fund may invest in the  securities  of foreign  companies,  or companies  that have their  principal business activities outside the United States,  either directly or through American  Depositary Receipts ("ADRs").  An ADR entitles its holder to all dividends and capital gains on the underlying  foreign  securities,  less any fees paid to the sponsoring  bank.  Foreign securities involve certain risks not associated with investment in U.S.  companies,  which are described in more detail in this SAI and the  Company's  Prospectus  under  "Certain  Risk  Factors and  Investment  Methods."  In addition,  foreign  exchange  markets for the currencies in which the foreign  securities may be traded are affected by the international  balance of payments and other economic and financial conditions,  speculation and other factors, all of which are outside the control of the Fund.  Generally,  the Fund's foreign currency  exchange  transactions will be conducted on a cash or "spot" basis at the spot rate for purchasing or selling currency in the currency exchange markets.

         Investment  Company  Securities.  The Fund may invest in Standard & Poor's Depositary  Receipts  ("SPDRs") and shares of other investment  companies.  SPDRs are investment  companies whose portfolios  mirror the compositions of specific S&P indices,  such as the
S&P 500 and the S&P 400.  SPDRs  are  traded  on the  American  Stock  Exchange.  SPDR  holders  such as the Fund are paid a  "Dividend
Equivalent  Amount" that corresponds to the amount of cash dividends  accruing to the securities held by the SPDR Trust, net of certain fees  and  expenses.  The 1940 Act  limits  investments  in  securities  of other  investment  companies,  such as SPDR  Trusts.  These limitations  include,  among others,  that, subject to certain exceptions,  no more than 10% of the Fund's total assets may be invested in  securities  of other  investment  companies  and no more than 5% of its total assets may be invested in the  securities  of any one investment company.

..........Additional  information  on investing in other  investment  companies  and its risks is included in the  Company's  Prospectus under "Certain Risk Factors and Investment Methods."

         U.S. Government  Securities.  The Fund may, from time to time, purchase debt securities issued by the U.S.  government.  These securities  include  Treasury  bills,  notes and bonds.  Treasury bills have a maturity of one year or less,  Treasury notes  generally have a maturity of one to ten years, and Treasury bonds generally have maturities of more than ten years.

         U.S.  government debt securities also include  securities  issued or guaranteed by agencies or  instrumentalities  of the U.S.
government.  Some obligations of U.S. government  agencies,  such as Government National Mortgage  Association  ("GNMA")  participation certificates,  are  supported by the full faith and credit of the U.S.  Treasury.  GNMA  Certificates  are  mortgage-backed  securities representing part ownership of a pool of mortgage loans.  These loans -- issued by lenders such as mortgage  bankers,  commercial banks and  savings  and loan  associations  -- are either  insured by the  Federal  Housing  Administration  or  guaranteed  by the  Veterans
Administration.  A "pool" or group of such mortgages is assembled  and,  after being approved by GNMA, is offered to investors  through securities  dealers.  Once  approved by GNMA,  the timely  payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S.  government.  (For  additional  information  on  mortgage-backed  securities  and their risks, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods.")

         Other United States  government  debt  securities,  such as  securities  of the Federal Home Loan Banks,  are supported by the right of the  issuer  to borrow  from the  Treasury.  Others,  such as bonds  issued  by Fannie  Mae,  a  federally  chartered  private corporation,  are supported  only by the credit of the  corporation.  In the case of securities not backed by the full faith and credit of the United States,  the Fund must look  principally to the agency issuing or guaranteeing  the obligation in the event the agency or instrumentality  does  not  meet  its  commitments.  The Fund  will  invest  in  securities  of such  instrumentalities  only  when its
Sub-advisor is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

         When-Issued  and  Delayed-Delivery  Transactions.  Ordinarily,  the Fund buys and sells  securities on an ordinary  settlement basis.  That means that the buy or sell order is sent,  and the Fund  actually  takes  delivery or gives up physical  possession of the security on the  "settlement  date," which is three business days later.  However,  the Fund also may purchase and sell securities on a when-issued or delayed-delivery basis.

         When-issued  or  delayed-delivery  transactions  occur when  securities  are  purchased  or sold by the Fund and  payment  and delivery  take  place at an  agreed-upon  time in the  future.  The Fund  may  engage  in this  practice  in an  effort  to  secure  an advantageous price and yield.  However,  the yield on a comparable  security available when delivery actually takes place may vary from the yield on the security at the time the when-issued or delayed-delivery transaction was entered into.

..........Additional  information  on  when-issued  and  delayed-delivery  transactions  and their risks is included in this SAI and the
Company's Prospectus under "Certain Risk Factors and Investment Methods."

Futures, Options and Other Financial Instruments.

         General.  As discussed in the Prospectus,  the Sub-adviser may use various types of financial  instruments,  some of which are derivatives,  to attempt to manage  the risk of the  Fund's  investments  or, in certain  circumstances,  for  investment  (e.g.,  as a substitute for investing in securities).  These financial  instruments  include options,  futures contracts  (sometimes  referred to as
"futures"),  forward contracts, swaps, caps, floors and collars (collectively,  "Financial Instruments").  The policies in this section do not apply to other types of instruments  sometimes referred to as derivatives,  such as indexed securities,  and mortgage-backed and other asset-backed securities.

         Hedging  strategies can be broadly  categorized as "short" hedges and "long" or "anticipatory"  hedges. A short hedge involves the use of a Financial  Instrument in order to partially or fully offset  potential  variations in the value of one or more investments held in the Fund's portfolio.  A long or anticipatory  hedge involves the use of a Financial  Instrument in order to partially or fully offset potential  increases in the acquisition  cost of one or more  investments  that the Fund intends to acquire.  In an anticipatory hedge transaction,  the Fund does not already own a corresponding  security.  Rather, it relates to a security or type of security that the Fund intends to acquire.  If the Fund does not  eliminate the hedge by purchasing  the security as  anticipated,  the effect on the
Fund's  portfolio  generally is the same as if a long  position in the security were entered into.  Financial  Instruments  may also be used, in certain circumstances, for investment (e.g., as a substitute for investing in securities).

         Financial  Instruments on individual  securities generally are used to attempt to hedge against price movements in one or more particular  securities  positions  that the Fund already owns or intends to acquire.  Financial  instruments  on indices,  in contrast, generally  are used to attempt to hedge all or a portion of a portfolio  against price  movements of securities  within a market sector in which the Fund has invested or expects to invest.

         The use of Financial  Instruments is subject to applicable  regulations of the SEC, the several  exchanges upon which they are traded,  and the CFTC. In addition,  the Fund's ability to use Financial  Instruments  may be limited by tax  considerations.  See this
SAI under  "Additional Tax  Considerations."  In addition to the instruments and strategies  described  below,  the Sub-advisor may use other similar or related  techniques to the extent that they are consistent with the Fund's  investment  objective and permitted by its investment limitations and applicable regulatory authorities.

         Special Risks.  Financial  Instruments and their use involve special  considerations and risks, certain of which are described below.

         (1) Financial  Instruments  may increase the volatility of the Fund. If the  Sub-advisor  employs a Financial  Instrument that correlates imperfectly with the Fund's investments, a loss could result, regardless of whether or not the intent was to manage risk.

         (2) There might be  imperfect  correlation  between  price  movements  of a Financial  Instrument  and price  movements of the investment(s)  being  hedged.  For example,  if the value of a Financial  Instrument  used in a short hedge  increased by less than the decline  in value of the hedged  investment(s),  the hedge  would not be fully  successful.  This  might be caused by certain  kinds of trading activity that distorts the normal price relationship between the security being hedged and the Financial Instrument.

         The Fund is  authorized  to use options  and  futures  contracts  related to  securities  with  issuers,  maturities  or other characteristics  different  from the  securities  in which it  typically  invests.  This  involves  a risk that the  options or futures position will not track the performance of the Fund's portfolio investments.

         The  direction of options and futures  price  movements  can also diverge from the direction of the movements of the prices of their underlying  instruments,  even if the underlying  instruments match the Fund's  investments well.  Options and futures prices are affected by such factors as current and  anticipated  short-term  interest rates,  changes in volatility of the underlying  instrument, and the time remaining  until  expiration of the contract,  which may not affect security  prices the same way.  Imperfect  correlation may also  result from  differing  levels of demand in the options and futures  markets  and the  securities  markets,  from  structural differences in how options and futures and  securities  are traded,  or from  imposition of daily price  fluctuation  limits or trading halts.  The Fund may take  positions  in options  and futures  contracts  with a greater or lesser  face value than the  securities  it wishes to hedge or intends to purchase in order to attempt to compensate  for  differences  in volatility  between the contract and the securities, although this may not be successful in all cases.

         (3) If  successful,  the  above-discussed  hedging  strategies  can reduce risk of loss by wholly or partially  offsetting the negative  effect of unfavorable  price movements of portfolio  securities.  However,  such  strategies can also reduce  opportunity for gain by offsetting the positive effect of favorable price  movements.  For example,  if the Fund entered into a short hedge because the
Sub-advisor  projected a decline in the price of a security in the Fund's portfolio,  and the price of that security increased instead, the gain  from  that  increase  would  likely be wholly or  partially  offset by a decline  in the value of the short  position  in the
Financial  Instrument.  Moreover,  if the price of the  Financial  Instrument  declined  by more than the  increase in the price of the security, the Fund could suffer a loss.

         (4) As  described  below,  the Fund is required to maintain  assets as "cover,"  maintain  segregated  accounts or make margin payments when they take positions in Financial Instruments  involving  obligations to third parties (i.e.,  Financial Instruments other than  purchased  options).  If the Fund is unable to close out its  positions in such  Financial  Instruments,  it might be required to continue to maintain such assets or segregated accounts or make such payments until the position expired.

         Cover.  Positions  in  Financial  Instruments,  other than  purchased  options,  expose the Fund to an  obligation  to another party.  The Fund will not enter  into any such  transaction  unless  it owns (1) an  offsetting  ("covered")  position  in  securities, currencies or other  options,  futures  contracts or forward  contracts,  or (2) cash or liquid  assets with a value,  market-to-market daily,  sufficient  to cover its  obligations  to the extent not  covered as  provided  in (1)  above.  The Fund will  comply  with SEC guidelines  regarding cover for these  instruments and will, if the guidelines so require,  designate the prescribed  amount of cash or liquid assets as segregated.

         Assets used as cover or held as  segregated  cannot be sold while the position in the  corresponding  Financial  Instrument is open unless they are replaced with other  appropriate  assets.  As a result,  the commitment of a large portion of the Fund's assets to cover or to hold as segregated  could impede  portfolio  management or the Fund's ability to meet redemption  requests or other current obligations.

         Options.  The Fund may engage in certain  strategies  involving  options to attempt to manage the risk of its  investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities).

         The  purchase of call  options can serve as a hedge  against a price rise of the  underlying  security or  instrument  and the purchase of put options can serve as a hedge against a price decline of the  underlying  security or  instrument.  Writing call options can serve as a limited  short  hedge  because  declines  in the value of the  hedged  investment  would be offset to the  extent of the premium  received for writing the option.  Writing put options can serve as a limited long or anticipatory  hedge because  increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option.

         The value of an option position will reflect, among other things, the current market value of the underlying  investment,  the time remaining until  expiration,  the relationship of the exercise price to the market price of the underlying  investment,  the price volatility of the underlying  investment  and general  market and interest rate  conditions.  Options that expire  unexercised  have no value.

         The Fund may  effectively  terminate  its right or  obligation  under an option by entering  into a closing  transaction.  For example,  the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option,  which is known as a closing sale  transaction.  Closing  transactions  permit a Fund to realize profits or limit losses on an option position prior to its  exercise  or  expiration.  If the Fund were unable to effect a closing  transaction  for an option it had  purchased,  it would have to exercise the option to realize any profit.

                  Risks of Options on  Securities.  Options embody the  possibility of large amounts of exposure,  which will result in the Fund's net asset  value being more  sensitive  to changes in the value of the related  investment.  The Fund may  purchase or write both exchange-traded and OTC options.  Exchange-traded  options in the United States are issued by a clearing  organization  affiliated with the exchange on which the option is listed that, in effect,  guarantees  completion of every  exchange-traded  option transaction.
In contrast,  OTC options are contracts  between a fund and its counterparty  (usually a securities  dealer or a bank) with no clearing organization  guarantee.  Failure by the counterparty to make or take delivery of the underlying  investment upon exercise would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit from the transaction.

                  Options  on  Indices.  The risks of  purchasing  and  selling  options  on indices  may be  greater  than  options on securities.  Because  index  options are  settled in cash,  when the Fund  writes a call on an index it cannot  fulfill  its  potential settlement  obligations by delivering the  underlying  securities.  The Fund can offset some of the risk of writing a call index option by holding a diversified  portfolio of securities  similar to those on which the underlying index is based.  However,  the Fund cannot, as a practical matter,  acquire and hold a portfolio  containing exactly the same securities as underlie the index and, as a result, it bears a risk that the value of the securities held will vary from the value of the index.

                  OTC Options.  Unlike  exchange-traded  options,  which are  standardized  with respect to the underlying  instrument, expiration  date,  contract  size,  and strike  price,  the terms of OTC  options  (options  not  traded on  exchanges)  generally  are established  through  negotiation  with the other  party to the option  contract.  While this type of  arrangement  allows a Fund great flexibility to tailor the option to its needs,  OTC options  generally  involve greater risk than  exchange-traded  options,  which are guaranteed by the clearing  organization of the exchange where they are traded.  Generally,  OTC foreign  currency  options used by the
Fund are European-style options.

..........Additional  information about options  transactions and their risks is included in this SAI and the Company's Prospectus under
"Certain Risk Factors and Investment Methods."

         Futures  Contracts  and Options on Futures  Contracts.  The purchase of futures or call options on futures can serve as a long or an anticipatory  hedge,  and the sale of futures or the purchase of put options on futures can serve as a short hedge.  Writing call options on futures  contracts  can serve as a limited  short hedge,  using a strategy  similar to that used for writing call options on securities or indices.  Similarly, writing put options on futures contracts can serve as a limited long or anticipatory hedge.

         In addition,  futures  strategies  can be used to manage the  "duration" (a measure of  anticipated  sensitivity to changes in interest rates,  which is sometimes  related to the weighted average maturity of a portfolio) and associated  interest rate risk of the
Fund's  fixed-income  investments.  If the Sub-advisor  wishes to shorten the duration of the Fund's  fixed-income  investments  (i.e., reduce  anticipated  sensitivity),  the Fund may sell an appropriate debt futures contract or a call option thereon,  or purchase a put option on that futures  contract.  If the Sub-advisor  wishes to lengthen the duration of the Fund's  fixed-income  investments  (i.e., increase  anticipated  sensitivity),  the Fund may buy an appropriate  debt futures  contract or a call option  thereon,  or sell a put option thereon.

         At the inception of a futures  contract,  the Fund will be required to deposit  "initial  margin" in an amount generally equal to 10% or less of the contract  value.  Unlike  margin in  securities  transactions,  initial  margin on futures  contracts and written options  on futures  contracts  does not  represent  a  borrowing  on margin,  but  rather is in the  nature of a  performance  bond or good-faith  deposit  that is returned to the Fund at the  termination  of the  transaction  if all  contractual  obligations  have been satisfied.  Under  certain  circumstances,  such as periods of high  volatility,  the Fund may be  required  to  increase  the level of initial margin deposits.

         If the Fund were unable to liquidate a futures  contract or an option on a futures  contract  position due to the absence of a liquid market or the imposition of price limits,  it could incur  substantial  losses.  The Fund would continue to be subject to market risk with respect to the position.  In addition,  except in the case of purchased  options,  the Fund would  continue to be required to make daily variation  margin  payments and might be required to continue to maintain the position being hedged by the futures  contract or option or to continue to maintain cash or securities in a segregated account.

                  Risks of Futures  Contracts and Options  Thereon.  The spreads at a given time between prices in the cash and futures markets  (including the options on futures  markets),  due to differences  in the natures of those markets,  will fluctuate  based on a number of factors.  For instance,  the liquidity of the futures market depends on participants  entering into  offsetting  transactions rather than making or taking  delivery.  To the extent  participants  decide to make or take delivery,  liquidity in the futures market could be reduced,  thus producing  price  distortion.  Due to the  possibility of distortion,  a hedge may not be successful.  Although stock index futures  contracts do not require physical  delivery,  under  extraordinary  market  conditions,  liquidity of such futures contracts also could be reduced.

..........For  additional  information  on futures  contracts  and options on futures and their  risks,  see this SAI and the  Company's
Prospectus under "Certain Risk Factors and Investment Methods."

                  Index  Futures.  The  price of index  futures  may  move  proportionately  more  than or less  than the  price of the securities  being hedged.  If the price of the index futures moves  proportionately  less than the price of the securities that are the subject  of the  hedge,  the hedge will not be fully  effective.  Assuming  the price of the  securities  being  hedged has moved in an unfavorable  direction,  as anticipated  when the hedge was put into place,  the Fund would be in a better  position than if it had not hedged at all, but not as good as if the price of the index  futures  moved in full  proportion  to that of the hedged  securities.  If the price of the futures  contract moves more than the price of the  securities,  the Fund will  experience  either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge.

         Where index futures are purchased in an anticipatory  hedge, it is possible that the market may decline  instead.  If the Fund then  decides not to invest in the  securities  at that time  because of concern as to  possible  further  market  decline or for other reasons,  it will  realize a loss on the futures  contract  that is not offset by a  reduction  in the price of the  securities  it had anticipated purchasing.

         Foreign  Currency  Hedging  Strategies -- Special  Considerations.  The Fund may use options and futures  contracts on foreign currencies,  as mentioned previously,  and forward currency contracts, as described below, to attempt to hedge against movements in the values of the foreign  currencies in which the Fund's  securities are denominated or, in certain  circumstances,  for investment (e.g., as a substitute for investing in securities  denominated in foreign  currency).  Currency hedges can protect against price movements in a security  that the Fund owns or  intends to acquire  that are  attributable  to changes in the value of the  currency  in which it is denominated.

         The Fund may seek to hedge against price  movements in a particular  currency by entering into  transactions  using  Financial
Instruments  on another  currency or a basket of  currencies,  the value of which the  Sub-advisor  believes will have a high degree of positive  correlation  to the value of the currency  being hedged.  The risk that  movements in the price of the  Financial  Instrument will not correlate  perfectly  with  movements in the price of the currency  subject to the hedging  transaction  may be increased when this strategy is used.

         The value of Financial  Instruments  on foreign  currencies  depends on the value of the underlying  currency  relative to the
U.S. dollar.  Because foreign currency  transactions  occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial  Instruments by the Fund, the Fund could be  disadvantaged by having to deal in the odd-lot market  (generally  consisting of transactions of less than $1 million) for the underlying  foreign  currencies at prices that are less favorable than for round lots.

         There is no  systematic  reporting  of last sale  information  for  foreign  currencies  or any  regulatory  requirement  that quotations  available  through dealers or other market sources be firm or revised on a timely basis.  Quotation  information  generally is  representative  of very large  transactions  in the interbank  market and thus might not reflect odd-lot  transactions  where rates might be less  favorable.  The interbank  market in foreign  currencies  is a global,  round-the-clock  market.  To the extent the U.S.
options or futures  markets  are closed  while the  markets for the  underlying  currencies  remain  open,  significant  price and rate movements might take place in the underlying  markets that cannot be reflected in the markets for the Financial  Instruments until they reopen.

         Settlement of hedging  transactions  involving  foreign  currencies might be required to take place within the country issuing the  underlying  currency.  Thus,  the Fund  might be  required  to accept or make  delivery  of the  underlying  foreign  currency  in accordance with any U.S. or foreign regulations  regarding the maintenance of foreign banking  arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

         Forward Currency  Contracts and Foreign Currency  Deposits.  The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency.

         If the Fund uses forward  currency  contracts to hedge against a decline in the value of existing  investments  denominated in foreign currency,  such a hedge would tend to offset both positive and negative currency fluctuations,  but would not offset changes in security values caused by other factors.  The Fund could also hedge the position by entering into a forward  currency  contract to sell another  currency (or a basket of currencies)  expected to perform  similarly to the currency in which the Fund's existing  investments are  denominated.  This type of hedge  could  offer  advantages  in terms of cost,  yield or  efficiency,  but may not  hedge  currency exposure as  effectively  as a simple hedge  against  U.S.  dollars.  This type of hedge may result in losses if the  currency  used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

         The cost to the Fund of engaging in forward  currency  contracts  will vary with factors such as the  currency  involved,  the length of the contract period and the market  conditions then  prevailing.  When the Fund enters into a forward currency  contract,  it relies on the  counterparty  to make or take  delivery of the  underlying  currency at the  maturity  of the  contract.  Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

         As is the case with  futures  contracts,  purchasers  and  sellers of forward  currency  contracts  can enter into  offsetting closing  transactions,  similar to closing  transactions on futures contracts,  by selling or purchasing,  respectively,  an instrument identical to the instrument  purchased or sold.  Secondary  markets  generally do not exist for forward  currency  contracts,  with the result  that  closing  transactions  generally  can be made for  forward  currency  contracts  only by  negotiating  directly  with the counterparty.  Thus,  there  can be no  assurance  that the Fund will in fact be able to close out a  forward  currency  contract  at a favorable  price prior to maturity.  In addition,  in the event of  insolvency of the  counterparty,  the Fund might be unable to close out a forward  currency  contract.  In either event, the Fund would continue to be subject to market risk with respect to the position, and would  continue to be required to maintain a position in securities  denominated  in the foreign  currency or to segregate  cash or liquid assets.

         Forward currency  contracts may substantially  change a fund's  investment  exposure to changes in currency exchange rates and could  result  in  losses  to the Fund if  currencies  do not  perform  as the  adviser  anticipates.  There is no  assurance  that the
Sub-advisor's use of forward currency contracts will be advantageous to the Fund or that it will hedge at an appropriate time.

         The Fund may also purchase and sell foreign currency and invest in foreign currency  deposits.  Currency  conversion  involves dealer spreads and other costs, although commissions usually are not charged.

..........Additional  information about forward currency  contracts and other foreign currency  transactions and their risks is included in this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Combined  Positions.  The Fund may purchase and write options or futures in  combination  with each other,  or in  combination with futures or forward currency contracts,  to manage the risk and return  characteristics of its overall position.  For example,  the
Fund may purchase a put option and write a call option on the same  underlying  instrument,  in order to construct a combined  position whose risk and return  characteristics  are similar to selling a futures  contract.  Another possible  combined  position would involve writing a call option at one strike  price and buying a call option at a lower  price,  in order to reduce the risk of the written call option in the event of a substantial  price increase.  Because combined  options  positions  involve  multiple  trades,  they result in higher transaction costs.

         Turnover.  The Funds' options and futures activities may affect their turnover rates and brokerage  commission  payments.  The exercise  of calls or puts  written by the Fund,  and the sale or  purchase  of  futures  contracts,  may cause it to sell or  purchase related  investments,  thus  increasing its turnover rate.  Once the Fund has received an exercise  notice on an option it has written, it cannot  effect a closing  transaction  in order to  terminate  its  obligation  under the  option and must  deliver  or receive  the underlying  securities  at the  exercise  price.  The  exercise  of puts  purchased  by the  Fund may also  cause  the sale of  related investments,  increasing  turnover.  Although such exercise is within the Fund's  control,  holding a protective  put might cause it to sell the related  investments  for reasons  that would not exist in the  absence of the put.  The Fund will pay a brokerage  commission each time it buys or sells a put or call or  purchases  or sells a futures  contract.  Such  commissions  may be higher than those that would apply to direct purchases or sales.

         Swaps,  Caps,  Floors and  Collars.  The Fund is  authorized  to enter  into  swaps,  caps,  floors  and  collars.  Additional information on swaps,  caps and floors is included in this SAI under "Certain Risk Factors and Investment  Methods." A collar  combines elements of buying a cap and selling a floor.

..........Investment Policies Which May be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF
INVESCO Technology Fund.  These limitations are not fundamental restrictions, and can be changed without shareholder approval.

..........1.       The Fund will not  change  its  policy to invest  at least  80% of the value of its  assets in  securities  issued by technology-related companies unless it provides 60 days prior written notice to its shareholders.

         2.       The Fund may not sell securities short (unless it owns or has the right to obtain  securities  equivalent in kind and amount to the  securities  sold short) or  purchase  securities  on margin,  except that (i) this policy does not prevent the Fund from entering into short positions in foreign currency,  futures contracts,  options,  forward contracts,  swaps, caps, floors,  collars and other financial instruments,  (ii) the Fund may obtain such short-term credits as are necessary for the clearance of transactions,  and
(iii) the Fund may make margin  payments in connection  with futures  contracts,  options,  forward  contracts,  swaps,  caps,  floors, collars and other financial instruments.

         3.       The Fund does not  currently  intend to purchase any security if, as a result,  more than 15% of its net assets would be invested in securities  that are deemed to be illiquid  because they are subject to legal or contractual  restrictions  on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

         4.       The Fund may invest in  securities  issued by other  investment  companies  to the extent that such  investments  are consistent with the Fund's investment objective and policies and permissible under the 1940 Act.

ASAF INVESCO HEALTH SCIENCES FUND:

Investment  Objective:  The investment  objective of the Fund is to seek growth.  The Fund invests  primarily in the equity  securities of companies that develop, produce or distribute products or services related to health care.

Investment Policies:

..........ADRs.  American  Depositary  Receipts,  or ADRs, are securities  issued by American banks. ADRs are receipts for the shares of foreign  corporations  that are held by the bank issuing the receipt.  An ADR entitles its holder to all dividends and capital gains on the  underlying  foreign  securities,  less any fees paid to the bank.  Purchasing  ADRs  gives the Fund the  ability to  purchase  the functional  equivalent  of foreign  securities  without going to the foreign  securities  markets to do so. ADRs are bought and sold in
U.S. dollars,  not foreign  currencies.  An ADR that is "sponsored" means that the foreign  corporation whose shares are represented by the ADR is actively  involved in the issuance of the ADR, and generally  provides  material  information  about the  corporation to the
U.S. market.  An  "unsponsored"  ADR program means that the foreign  corporation  whose shares are held by the bank is not obligated to disclose material  information in the United States, and, therefore,  the market value of the ADR may not reflect important facts known only to the foreign company.  Since they mirror their underlying  foreign  securities,  ADRs generally have the same risks as investing directly in the underlying foreign securities.

..........Certificates  of Deposit in Foreign  Banks and U.S.  Branches of Foreign  Banks.  The Fund may maintain  time  deposits in and invest in U.S.  dollar  denominated  CDs issued by foreign banks and U.S.  branches of foreign  banks.  The Fund limits  investments in foreign bank  obligations to U.S.  dollar  denominated  obligations  of foreign banks which have more than $10 billion in assets,  have branches or agencies in the U.S., and meet other criteria established by the Company's Directors.

..........The Fund may also invest in bankers'  acceptances,  time  deposits  and  certificates  of deposit of U.S.  branches of foreign banks and foreign  branches  of U.S.  banks.  Investments  in  instruments  of U.S.  branches  of foreign  banks will be made only with branches that are subject to the same regulations as U.S. banks.  Investments in instruments  issued by a foreign branch of a U.S. bank will be made only if the investment  risk  associated  with such  investment is the same as that involving an investment in instruments issued by the U.S.  parent,  with the U.S.  parent  unconditionally  liable in the event that the  foreign  branch  fails to pay on the investment for any reason.

..........Commercial  Paper.  Commercial  paper is the term for  short-term  promissory  notes issued by domestic  corporations  to meet current working capital needs.  Commercial paper may be unsecured by the  corporation's  assets but may be backed by a letter of credit from a bank or other  financial  institution.  The letter of credit  enhances  the  paper's  creditworthiness.  The issuer is  directly responsible  for payment  but the bank  "guarantees"  that if the note is not paid at  maturity  by the  issuer,  the bank will pay the principal and interest to the buyer.  The  Sub-advisor  will consider the  creditworthiness  of the  institution  issuing the letter of credit,  as well as the  creditworthiness  of the issuer of the commercial paper, when purchasing paper enhanced by a letter of credit.
Commercial paper is sold either as interest-bearing or on a discounted basis, with maturities not exceeding 270 days.

..........Debt  Securities.  Debt securities  include bonds,  notes and other securities that give the holder the right to receive fixed amounts  of  principal,  interest,  or both on a date in the  future  or on  demand.  Debt  securities  also are often  referred  to as fixed-income securities, even if the rate of interest varies over the life of the security.

..........Although the Fund may invest in debt securities  assigned lower grade ratings by S&P or Moody's,  the Fund's  investments have generally been limited to debt  securities  rated B or higher by either S&P or Moody's.  Debt  securities  rated lower than B by either
S&P or Moody's are usually considered to be speculative.  At the time of purchase,  the Sub-advisor will limit Fund investments to debt securities which the Sub-advisor believes are not highly speculative and which are rated at least CCC by S&P or Caa by Moody's.

..........A significant  economic  downturn or increase in interest rates may cause issuers of debt  securities to experience  increased financial  problems which could adversely affect their ability to pay principal and interest  obligations,  to meet projected  business goals, and to obtain  additional  financing.  These conditions more severely impact issuers of lower-rated debt securities.  The market for lower-rated straight debt securities may not be as liquid as the market for higher-rated straight debt securities.  Therefore,  the
Sub-advisor attempts to limit purchases of lower-rated securities to securities having an established secondary market.

..........Although bonds in the lowest  investment  grade debt category  (those rated BBB by S&P, Baa by Moody's or the  equivalent) are regarded as having  adequate  capability to pay  principal  and  interest,  they have  speculative  characteristics.  Adverse  economic conditions or changing  circumstances  are more likely to lead to a weakened  capacity to make principal and interest  payments than is the case for  higher-rated  bonds.  Lower-rated  bonds by  Moody's  (categories  Ba, B or Caa)  are of  poorer  quality  and also  have speculative  characteristics.  Bonds rated Caa may be in default or there may be present  elements  of danger  with  respect to include those that are regarded,  on balance,  as  predominantly  speculative  with respect to the issuer's  capacity to pay interest and repay principal in accordance with their terms;  BB indicates the lowest degree of speculation  and CCC a high degree of  speculation.  While such bonds likely will have some quality and  protective  characteristics,  these are outweighed by large  uncertainties  or major risk exposures to adverse  conditions.  Bonds having  equivalent  ratings from other ratings services will have  characteristics  similar to those of the corresponding S&P and Moody's ratings.

..........The Fund may invest in zero coupon bonds,  step-up bonds,  mortgage-backed  securities and  asset-backed  securities.  Step-up bonds  initially  make no (or low) cash  interest  payments  but begin  paying  interest (or a higher rate of interest) at a fixed time after issuance of the bond. The market values of step-up bonds  generally  fluctuate more in response to changes in interest rates than interest-paying  securities of comparable term and quality.  The Fund may be required to distribute  income  recognized on these bonds, even  though  no cash may be paid to the Fund  until  the  maturity  or call  date of a bond,  in order  for the Fund to  maintain  its qualification  as a  regulated  investment  company.  These  required  distributions  could  reduce  the amount of cash  available  for investment by the Fund.

..........Additional information about the debt securities,  mortgage-backed  securities,  asset-backed securities and zero coupon bonds and their risks,  including  the risks of  lower-rated  debt  securities,  is included in this SAI and the Company's  Prospectus  under
"Certain Risk Factors and Investment Methods."

..........Domestic Bank  Obligations.  U.S. banks  (including their foreign  branches) issue  certificates of deposit (CDs) and bankers'
acceptances  which may be  purchased  by the Fund if an issuing  bank has total  assets in excess of $5 billion and the bank  otherwise meets the Fund's credit rating  requirements.  CDs are issued against deposits in a commercial bank for a specified period and rate and are normally  negotiable.  Eurodollar CDs are certificates issued by a foreign branch (usually London) of a U.S. domestic bank, and, as such, the credit is deemed to be that of the domestic bank.  Bankers'  acceptances  are short-term  credit  instruments  evidencing the promise of the bank (by virtue of the bank's  "acceptance")  to pay at maturity a draft  which has been drawn on it by a customer  (the
"drawer").  Bankers' acceptances are used to finance the import,  export,  transfer,  or storage of goods and reflect the obligation of both the bank and the drawer to pay the face amount.  Both types of  securities  are subject to the ability of the issuing bank to meet its obligations,  and are subject to risks common to all debt securities.  In addition,  banker's acceptances may be subject to foreign currency risk and certain other risks of investment in foreign securities.

..........Equity and Convertible Debt Securities.  The Fund may invest in common and preferred  stocks,  and securities whose values are tied to the price of stocks,  such as rights and warrants.  Additional  information  about these types of securities and their risks is included in the Company's Prospectus under "Certain Risk Factors and Investment Methods."

..........The Fund also may purchase convertible  securities including  convertible debt obligations and convertible  preferred stock. A convertible  security  entitles  the holder to exchange it for a fixed  number of shares of common  stock (or other  equity  security), usually at a fixed price within a specified  period of time. Until  conversion,  the owner of convertible  securities  usually receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

..........A  convertible  security  has an  "investment  value"  which is a  theoretical  value  determined  by the yield it provides in comparison with similar securities without the conversion  feature.  Investment value changes are based upon prevailing  interest rates and other  factors.  It also has a  "conversion  value,"  which is the  market  value the  convertible  security  would have if it were exchanged for the  underlying  equity  security.  Convertible  securities may be purchased at varying price levels above or below their investment values or conversion values.

..........Conversion  value is a simple  mathematical  calculation that fluctuates  directly with the price of the underlying  security.
However,  if the  conversion  value is  substantially  below the  investment  value,  the market value of the  convertible  security is governed  principally by its investment  value.  If the conversion  value is near or above  investment  value,  the market value of the convertible  security  generally will rise above investment  value. In such cases, the market value of the convertible  security may be higher than its conversion value, due to the combination of the convertible  security's right to interest (or dividend  preference) and the possibility of capital appreciation from the conversion feature.  However,  there is no assurance that any premium above investment value or  conversion  value will be recovered  because  prices  change and, as a result,  the ability to achieve  capital  appreciation through conversion may be eliminated.

..........Eurobonds and Yankee Bonds.  The Fund may invest in bonds issued by foreign  branches of U.S.  banks  ("Eurobonds")  and bonds issued by a U.S.  branch of a foreign  bank and sold in the United  States  ("Yankee  bonds").  These bonds are bought and sold in U.S.
dollars, but generally carry with them the same risks as investing in foreign securities.

..........Foreign  Securities.  Investments in the securities of foreign  companies,  or companies  that have their  principal  business activities  outside the United States,  involve  certain risks not associated  with investment in U.S.  companies.  Foreign  securities involve  certain  risks not  associated  with  investment  in U.S.  companies,  which are  described in more detail in this SAI and the
Company's Prospectus under "Certain Risk Factors and Investment Methods."

..........Foreign  currency  exchange  rates are  determined  by supply and demand on the foreign  exchange  markets.  Foreign  exchange markets are affected by the international  balance of payments and other economic and financial  conditions,  government  intervention, speculation  and other  factors,  all of which are outside the control of the Fund.  Generally,  the Fund's foreign  currency  exchange transactions  will be conducted on a cash or "spot" basis at the spot rate for purchasing or selling  currency in the foreign  currency exchange markets.

..........Financial  Instruments/Derivatives.  The  Sub-advisor  may use  various  types of  financial  instruments,  some of which  are derivatives,  to attempt to manage  the risk of the  Fund's  investments  or, in certain  circumstances,  for  investment  (e.g.,  as a substitute for investing in securities).  These financial  instruments  include options,  futures contracts  (sometimes  referred to as
"futures"),  forward contracts, swaps, caps, floors and collars (collectively,  "Financial Instruments").  The policies in this section do not apply to other types of instruments  sometimes  referred to as  derivatives,  such as indexed  securities,  mortgage-backed  and other asset-backed securities, and stripped interest and principal of debt.

..........Hedging  strategies can be broadly  categorized as "short" hedges and "long" or "anticipatory"  hedges. A short hedge involves the use of a Financial  Instrument in order to partially or fully offset  potential  variations in the value of one or more investments held in the Fund's portfolio.  A long or anticipatory  hedge involves the use of a Financial  Instrument in order to partially or fully offset potential  increases in the acquisition  cost of one or more  investments  that the Fund intends to acquire.  In an anticipatory hedge transaction,  the Fund does not already own a corresponding  security.  Rather, it relates to a security or type of security that the Fund intends to acquire.  If the Fund does not  eliminate the hedge by purchasing  the security as  anticipated,  the effect on the
Fund's portfolio is the same as if a long position were entered into.

..........Financial  Instruments  may also be used, in certain  circumstances,  for investment  (e.g.,  as a substitute for investing in securities).  Financial  Instruments on individual  securities generally are used to attempt to hedge against price movements in one or more particular  securities positions that the Fund already owns or intends to acquire.  Financial Instruments on indexes, in contrast, generally  are used to attempt to hedge all or a portion of a portfolio  against  price  movements  of the  securities  within a market sector in which the Fund has invested or expects to invest.

..........The use of Financial  Instruments is subject to applicable  regulations of the Securities and Exchange Commission ("SEC"), the
several exchanges upon which they are traded, and the Commodity Futures Trading Commission  ("CFTC").  In addition,  the Fund's ability to use Financial Instruments will be limited by tax considerations.

..........In addition to the instruments and strategies  described  below,  the Sub-advisor may use other similar or related  techniques to the  extent  that they are  consistent  with the Fund's  investment  objective  and  permitted  by its  investment  limitations  and applicable regulatory authorities.

..........Options.  The Fund may engage in certain strategies  involving options to attempt to manage the risk of its investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities).

..........The purchase of call options can serve as a hedge  against a price rise of the  underlier  and the purchase of put options can serve as a hedge against a price  decline of the  underlier.  Writing call options can serve as a limited short hedge because  declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.

..........Writing  put  options  can serve as a  limited  long or  anticipatory  hedge  because  increases  in the  value of the  hedged investment would be offset to the extent of the premium received for writing the option.

..........The value of an option position will reflect, among other things, the current market value of the underlying  investment,  the time remaining until  expiration,  the relationship of the exercise price to the market price of the underlying  investment,  the price volatility of the underlying  investment  and general  market and interest rate  conditions.  Options that expire  unexercised  have no value.

..........The Fund may  effectively  terminate  its right or  obligation  under an option by entering  into a closing  transaction.  For example,  the Fund may terminate its  obligation  under a call or put option that it had written by purchasing an identical call or put option,  which is known as a closing  purchase  transaction.  Conversely,  the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option,  which is known as a closing sale transaction.  Closing  transactions  permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

..........Options on  Indices.  The risks of  purchasing  and  selling  options on indexes may be greater  than  options on  securities.
Because  index  options  are  settled in cash,  when the Fund  writes a call on an index it cannot  fulfill  its  potential  settlement obligations by delivering the underlying  securities.  The Fund can offset some of the risk of writing a call index option by holding a diversified  portfolio of securities similar to those on which the underlying index is based.  However, the Fund cannot, as a practical matter,  acquire and hold a portfolio  containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

..........OTC Options.  Unlike exchange-traded  options,  which are standardized with respect to the underlying  instrument,  expiration date,  contract size, and strike price,  the terms of OTC options (options not traded on exchanges)  generally are established  through negotiation with the other party to the option  contract.  While this type of arrangement  allows the Fund great  flexibility to tailor the option to its needs,  OTC options  generally  involve  greater  risk than  exchange-traded  options,  which are  guaranteed  by the clearing organization of the exchange where they are traded.

..........Additional  information about options  transactions and their risks is included in this SAI and the Company's Prospectus under
"Certain Risk Factors and Investment Methods."

..........Futures  Contracts  and Options on Futures  Contracts.  The purchase of futures or call options on futures can serve as a long or an anticipatory  hedge,  and the sale of futures or the purchase of put options on futures can serve as a short hedge.  Writing call options on futures  contracts  can serve as a limited  short hedge,  using a strategy  similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long or anticipatory hedge.

..........In addition,  futures  strategies  can be used to manage the  "duration" (a measure of  anticipated  sensitivity to changes in interest rates,  which is sometimes  related to the weighted average maturity of a portfolio) and associated  interest rate risk of the
Fund's fixed-income  portfolio.  If the Sub-Advisor wishes to shorten the duration of the Fund's  fixed-income  portfolio (i.e., reduce anticipated  sensitivity),  the Fund may sell an appropriate debt futures  contract or a call option thereon,  or purchase a put option on that futures  contract.  If the Sub-advisor  wishes to lengthen the duration of the Fund's  fixed-income  portfolio (i.e.,  increase anticipated  sensitivity),  the Fund may buy an  appropriate  debt  futures  contract  or a call option  thereon,  or sell a put option thereon.

..........At the inception of a futures  contract,  the Fund is required to deposit "initial margin" in an amount generally equal to 10%
or less of the contract  value.  Initial  margin must also be deposited  when  writing a call or put option on a futures  contract,  in accordance with applicable  exchange rules.  Subsequent  "variation  margin"  payments are made to and from the futures broker daily as the value of the futures or written  option  position  varies,  a process  known as  "marking-to-market."  Unlike  margin in securities transactions,  initial margin on futures  contracts and written options on futures  contracts does not represent a borrowing on margin, but rather is in the nature of a  performance  bond or  good-faith  deposit  that is  returned  to the Fund at the  termination  of the transaction if all contractual obligations have been satisfied.  Under certain circumstances,  such as periods of high volatility,  the
Fund may be required to increase the level of initial margin deposits.

..........If the Fund were unable to liquidate a futures  contract or an option on a futures  contract  position due to the absence of a liquid market or the imposition of price limits,  it could incur  substantial  losses.  The Fund would continue to be subject to market risk with respect to the position.  In addition,  except in the case of purchased  options,  the Fund would  continue to be required to make daily variation  margin  payments and might be required to continue to maintain the position being hedged by the futures  contract or option or to continue to maintain cash or securities in a segregated account.

..........Index Futures.  For additional  information on futures  contracts and options on futures and their risks, see this SAI and the
Company's  Prospectus  under  "Certain Risk Factors and  Investment  Methods." The price of the index futures may move  proportionately more than or less than the price of the  securities  being hedged.  If the price of the index futures moves  proportionately  less than the price of the  securities  that are the  subject of the  hedge,  the hedge will not be fully  effective.  Assuming  the price of the securities being hedged has moved in an unfavorable  direction,  as anticipated when the hedge was put into place, the Fund would be in a better  position than if it had not hedged at all, but not as good as if the price of the index  futures moved in full  proportion to that of the  hedged  securities.  However,  if the price of the  securities  being  hedged  has moved in a  favorable  direction,  this advantage will be partially  offset by movement of the price of the futures  contract.  If the price of the futures contract moves more than  the  price  of the  securities,  the Fund  will  experience  either a loss or a gain on the  futures  contract  that  will not be completely offset by movements in the price of the securities that are the subject of the hedge.

..........Where index futures are purchased in an anticipatory  hedge, it is possible that the market may decline  instead.  If the Fund then  decides not to invest in the  securities  at that time  because of concern as to  possible  further  market  decline or for other reasons,  it will  realize a loss on the futures  contract  that is not offset by a  reduction  in the price of the  securities  it had anticipated purchasing.

..........Foreign  Currency  Hedging  Strategies--Special  Considerations.  The Fund may use options and  futures  contracts  on foreign currencies,  as mentioned previously,  and forward currency contracts, as described below, to attempt to hedge against movements in the values of the foreign  currencies in which the Fund's  securities are denominated or, in certain  circumstances,  for investment (e.g., as a substitute for investing in securities  denominated in foreign  currency).  Currency hedges can protect against price movements in a security  that the Fund owns or  intends to acquire  that are  attributable  to changes in the value of the  currency  in which it is denominated.

..........The Fund might seek to hedge  against  changes in the value of a particular  currency  when no Financial  Instruments  on that currency are available or such Financial  Instruments are more expensive than certain other Financial  Instruments.  In such cases, the
Fund may seek to hedge against price movements in that currency by entering into  transactions  using Financial  Instruments on another currency or a basket of  currencies,  the value of which the  Sub-advisor  believes will have a high degree of positive  correlation to the value of the currency being hedged. The risk that movements in the price of the Financial  Instrument will not correlate  perfectly with movements in the price of the currency subject to the hedging transaction may be increased when this strategy is used.

..........The value of Financial  Instruments  on foreign  currencies  depends on the value of the underlying  currency  relative to the
U.S. dollar.  Because foreign currency  transactions  occurring in the interbank market might involve substantially larger amounts than those  involved in the use of such  Financial  Instruments,  the Fund could be  disadvantaged  by having to deal in the odd-lot  market
(generally  consisting  of  transactions  of less than $1  million)  for the  underlying  foreign  currencies  at prices  that are less favorable than for round lots.

..........There is no  systematic  reporting  of last sale  information  for  foreign  currencies  or any  regulatory  requirement  that quotations available through dealers or other market sources be firm or revised on a timely basis.  Quotation  information generally is representative  of very large  transactions in the interbank market and thus might not reflect odd-lot  transactions  where rates might be less favorable.  The interbank market in foreign currencies is a global,  round-the-clock  market. To the extent the U.S. options or futures  markets are closed while the markets for the underlying  currencies  remain open,  significant  price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

..........Settlement of hedging  transactions  involving  foreign  currencies might be required to take place within the country issuing the underlying  currency.  Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign  regulations  regarding  the  maintenance  of foreign  banking  arrangements  by U.S.  residents  and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

..........Forward Currency  Contracts and Foreign Currency  Deposits.  The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency.

..........The Fund may also use forward currency contracts to hedge against a decline in the value of existing  investments  denominated in foreign currency.  Such a hedge would tend to offset both positive and negative currency fluctuations,  but would not offset changes in security  values caused by other  factors.  The Fund could also hedge the position by entering into a forward  currency  contract to sell another currency  expected to perform  similarly to the currency in which the Fund's existing  investments are  denominated.  This type of hedge could offer  advantages in terms of cost,  yield or efficiency,  but may not hedge currency  exposure as effectively as a simple hedge against U.S.  dollars.  This type of hedge may result in losses if the currency  used to hedge does not perform  similarly to the currency in which the hedged securities are denominated.

..........The Fund may also use forward  currency  contracts  in one  currency  or a basket of  currencies  to attempt to hedge  against fluctuations  in the value of  securities  denominated  in a different  currency if the  Sub-advisor  anticipates  that there will be a positive correlation between the two currencies.

..........The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency  involved,  the length of the contract period and the market  conditions then  prevailing.  Because forward  currency  contracts are usually entered into on a principal  basis,  no fees or  commissions  are  involved.  When the Fund enters  into a forward  currency  contract,  it relies on the counterparty  to make or take delivery of the underlying  currency at the maturity of the contract.  Failure by the  counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

..........As is the case with  futures  contracts,  purchasers  and  sellers of forward  currency  contracts  can enter into  offsetting closing  transactions,  similar to closing  transactions on futures contracts,  by selling or purchasing,  respectively,  an instrument identical to the instrument  purchased or sold.  Secondary  markets  generally do not exist for forward  currency  contracts,  with the result  that  closing  transactions  generally  can be made for  forward  currency  contracts  only by  negotiating  directly  with the counterparty.  Thus,  there  can be no  assurance  that the Fund will in fact be able to close out a  forward  currency  contract  at a favorable price prior to maturity. In addition,  in the event of insolvency of the counterparty,  the Fund might be unable to close out a forward currency  contract.  In either event, the Fund would continue to be subject to market risk with respect to the position,  and would continue to be required to maintain a position in securities  denominated in the foreign  currency or to segregate cash or liquid assets.

..........Forward currency contracts may substantially  change the Fund's investment  exposure to changes in currency exchange rates and could  result in losses to the Fund if  currencies  do not  perform as the  Sub-advisor  anticipates.  There is no  assurance  that the
Sub-advisor's use of forward currency contracts will be advantageous to the Fund or that it will hedge at an appropriate time.

..........The Fund may also purchase and sell foreign currency and invest in foreign currency  deposits.  Currency  conversion  involves dealer spreads and other costs, although commissions usually are not charged.

..........Additional  information about forward currency  contracts and other foreign currency  transactions and their risks is included in this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

..........Combined  Positions.  The Fund may purchase and write options or futures in  combination  with each other,  or in  combination with futures or forward currency contracts,  to manage the risk and return  characteristics of its overall position.  For example,  the
Fund may purchase a put option and write a call option on the same  underlying  instrument,  in order to construct a combined  position whose risk and return  characteristics  are similar to selling a futures  contract.  Another possible  combined  position would involve writing a call option at one strike  price and buying a call option at a lower  price,  in order to reduce the risk of the written call option in the event of a substantial  price increase.  Because combined  options  positions  involve  multiple  trades,  they result in higher transaction costs.

..........Turnover.  The Fund's options and futures activities may affect their turnover rates and brokerage  commission  payments.  The exercise  of calls or puts  written by the Fund,  and the sale or  purchase  of  futures  contracts,  may cause it to sell or  purchase related  investments,  thus increasing its turnover rate. Once the Fund has received an exercise notice on an option it has written, it cannot effect a closing  transaction in order to terminate its  obligation  under the option and must deliver or receive the underlying securities  at the  exercise  price.  The  exercise  of puts  purchased  by the Fund may also  cause the sale of  related  investments, increasing turnover.  Although such exercise is within the Fund's control,  holding a protective put might cause it to sell the related investments  for reasons that would not exist in the absence of the put. The Fund will pay a brokerage  commission each time it buys or sells a put or call or  purchases or sells a futures  contract.  Such  commissions  may be higher than those that would apply to direct purchases or sales.

..........Swaps,  Caps,  Floors and  Collars.  The Fund is  authorized  to enter  into  swaps,  caps,  floors  and  collars.  Additional information  about forward currency  contracts and other foreign currency  transactions and their risks is included in this SAI and the
Company's  Prospectus  under "Certain Risk Factors and Investment  Methods." A collar  combines  elements of buying a cap and selling a floor.

..........Investment  Company  Securities.  The Fund may  invest in  securities  issued by other  investment  companies  that  invest in short-term debt  securities and seek to maintain a net asset value of $1.00 per share ("money market funds").  The Fund also may invest in Standard & Poor's  Depositary  Receipts  ("SPDRs") and shares of other investment  companies.  SPDRs are investment  companies whose portfolios  mirror the  compositions  of specific  S&P indices,  such as the S&P 500 and the S&P 400.  SPDRs are traded on the American
Stock  Exchange.  SPDR  holders  such as the Fund are paid a  "Dividend  Equivalent  Amount"  that  corresponds  to the  amount of cash dividends  accruing to the securities held by the SPDR Trust, net of certain fees and expenses.  The Investment Company Act of 1940, as amended (the "1940 Act"),  limits  investments in securities of other investment  companies,  such as the SPDR Trust. These limitations include,  among others, that, subject to certain exceptions,  no more than 10% of the Fund's total assets may be invested in securities of other  investment  companies,  no more than 5% of its total assets may be invested in the securities of any one investment  company, and the Fund may not own more than 3% of the outstanding shares of any investment company.

..........Additional  information  on investing in other  investment  companies  and its risks is included in the  Company's  Prospectus under "Certain Risk Factors and Investment Methods."

..........REITS -- Real Estate  Investment  Trusts are  investment  trusts  that  invest  primarily  in real  estate and  securities  of businesses  connected to the real estate  industry.  A REIT is a managed  portfolio  of real estate  investments.  Certain  REITs holds equity positions in real estate and provides their  shareholders  with income from the leasing of its properties and capital gains from any sales of properties.  Other REITs  specialize in lending money to developers of properties  and pass any interest  income earned to their  shareholders.  REITs are dependent upon management  skills of their  operators.  REITs generally are not  diversified,  and are, therefore,  subject to the risk of  financing a few projects or an  unlimited  number of projects.  They are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation.

..........Securities  Lending.  The Fund may lend its portfolio  securities.  The advantage of lending portfolio  securities is that the
Fund continues to have the benefits (and risks) of ownership of the loaned  securities,  while at the same time receiving interest from the borrower of the  securities.  The primary risk in lending  portfolio  securities  is that a borrower may fail to return a portfolio security.

..........Sovereign Debt. In certain emerging  countries,  the central  government and its agencies are the largest debtors to local and foreign banks and others.  Sovereign debt involves the risk that the government,  as a result of political  considerations or cash flow difficulties,  may fail to make scheduled  payments of interest or principal and may require  holders to participate in rescheduling of payments or even to make additional loans. If an emerging country  government  defaults on its sovereign debt, there is likely to be no legal  proceeding  under which the debt may be ordered repaid,  in whole or in part. The ability or willingness of a foreign  sovereign debtor to make  payments of principal and interest in a timely manner may be influenced  by, among other  factors,  its cash flow,  the magnitude of its foreign  reserves,  the  availability of foreign  exchange on the payment date, the debt service burden to the economy as a whole, the debtor's then current  relationship  with the International  Monetary Fund and its then current political  constraints.
Some of the emerging  countries  issuing such  instruments  have experienced high rates of inflation in recent years and have extensive internal  debt.  Among other  effects,  high  inflation  and  internal  debt service  requirements  may  adversely  affect the cost and availability of future domestic sovereign borrowing to finance government  programs,  and may have other adverse social,  political and economic  consequences,  including  effects on the willingness of such countries to service their  sovereign debt. An emerging  country government's  willingness  and ability to make  timely  payments on its  sovereign  debt also are likely to be heavily  affected by the country's balance of trade and its access to trade and other  international  credits.  If a country's exports are concentrated in a few commodities,  such  country  would be more  significantly  exposed  to a  decline  in the  international  prices of one or more of such commodities.  A rise in protectionism on the part of its trading partners,  or unwillingness by such partners to make payment for goods in hard currency,  could also adversely affect the country's ability to export its products and repay its debts.  Sovereign debtors may also be dependent on expected  receipts  from such  agencies and others  abroad to reduce  principal  and interest  arrearages on their debt. However,  failure by the sovereign debtor or other entity to implement economic reforms negotiated with multilateral  agencies or others,  to achieve  specified  levels of economic  performance,  or to make other debt  payments  when due, may cause third parties to terminate their  commitments to provide funds to the sovereign  debtor,  which may further impair such debtor's  willingness or ability to service its debts.

..........The Fund may invest in debt securities  issued under the "Brady Plan" in connection with  restructurings  in emerging  country debt markets or earlier loans.  These securities,  often referred to as "Brady Bonds," are, in some cases,  denominated in U.S. dollars and  collateralized  as to  principal  by U.S.  Treasury  zero coupon  bonds  having the same  maturity.  At least one year's  interest payments,  on a rolling basis, are collateralized by cash or other investments.  Brady Bonds are actively traded on an over-the-counter basis in the secondary market for emerging country debt securities. Brady Bonds are lower-rated bonds and are highly volatile.

..........U.S. Government  Securities.  The Fund may, from time to time, purchase debt securities issued by the U.S.  government.  These securities  include  Treasury bills,  notes,  and bonds.  Treasury bills have a maturity of one year or less,  Treasury notes generally have a maturity of one to ten years, and Treasury bonds generally have maturities of more than ten years.

..........U.S.  government debt securities also include  securities  issued or guaranteed by agencies or  instrumentalities  of the U.S.
government.  Some obligations of U.S.  government  agencies,  which are established under the authority of an act of Congress,  such as
Government National Mortgage Association ("GNMA")  Participation  Certificates,  are supported by the full faith and credit of the U.S.
Treasury.  GNMA Certificates are  mortgage-backed  securities  representing part ownership of a pool of mortgage loans.  These loans --
issued by lenders such as mortgage  bankers,  commercial  banks and savings and loan  associations -- are either insured by the Federal
Housing  Administration  or guaranteed by the Veterans  Administration.  A "pool" or group of such  mortgages is assembled  and,  after being approved by GNMA, is offered to investors through securities  dealers.  Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed  by GNMA and backed by the full faith and credit of the U.S.  government.  The market value of
GNMA  Certificates  is not  guaranteed.  GNMA  Certificates  are  different  from bonds  because  principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity,  as is the case with a bond. GNMA  Certificates  are called  "pass-through"  securities  because both interest and principal  payments  (including  prepayments)  are passed  through to the holder of the GNMA Certificate.

..........Other United States  government  debt  securities,  such as  securities  of the Federal Home Loan Banks,  are supported by the right of the  issuer  to borrow  from the  Treasury.  Others,  such as bonds  issued  by Fannie  Mae,  a  federally  chartered  private corporation,  are supported  only by the credit of the  corporation.  In the case of securities not backed by the full faith and credit of the United States,  the Fund must look  principally to the agency issuing or guaranteeing  the obligation in the event the agency or instrumentality does not meet its commitments.  The Fund will invest in securities of such  instrumentalities only when the Sub-advisor is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

..........When-Issued/Delayed  Delivery.  The Fund normally buys and sells securities on an ordinary  settlement  basis. That means that the buy or sell  order  is sent,  and the  Fund  actually  takes  delivery  or gives up  physical  possession  of the  security  on the
"settlement  date," which is three  business days later.  However,  the Fund also may purchase and sell  securities on a when-issued or delayed delivery basis.

..........When-issued  or delayed  delivery  transactions  occur when  securities  are  purchased  or sold by the Fund and  payment  and delivery take place at an agreed-upon  time in the future.  The Fund may engage in this practice in an effort to secure an advantageous price and yield.  However,  the yield on a comparable  security available when delivery actually takes place may vary from the yield on the security at the time the  when-issued or delayed  delivery  transaction  was entered into. When the Fund engages in when-issued and delayed  delivery  transactions,  it relies on the seller or buyer to  consummate  the sale at the future date.  If the seller or buyer fails to act as promised,  that failure may result in the Fund missing the  opportunity of obtaining a price or yield  considered to be advantageous.  No  payment  or  delivery  is made by the Fund  until it  receives  delivery  or  payment  from the  other  party to the transaction.  However,  fluctuation in the value of the security from the time of commitment  until delivery could adversely affect the
Fund.

..........Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF
INVESCO  Health  Sciences  Fund.  These  limitations  are not  "fundamental"  restrictions  and may be changed by the  Directors of the
Company without shareholder approval.  The Fund will:

..........1.       Not change its policy to invest at least 80% of the value of its assets in  securities  of  companies  that  develop, produce or distribute products or services related to health care unless it provides 60 days prior written notice to its shareholders.

..........2.       Not sell securities short (unless it owns or has the right to obtain securities  equivalent in kind and amount to the securities  sold short) or purchase  securities  on margin,  except that (i) this policy does not prevent the Fund from  entering  into short positions in foreign currency,  futures contracts,  options, forward contracts,  swaps, caps, floors, collars and other financial instruments,  (ii) the Fund may obtain such short-term  credits as are necessary for the clearance of transactions,  and (iii) the Fund may make margin payments in connection with futures  contracts,  options,  forward contracts,  swaps,  caps, floors,  collars and other financial instruments.

..........3.       Borrow money only from a bank or from an open-end  management  investment  company  managed by the  Sub-advisor or an affiliate or a successor  thereof for  temporary or emergency  purposes  (not for  leveraging  or  investing) or by engaging in reverse repurchase  agreements  with any party  (reverse  repurchase  agreements  will be  treated as  borrowings  for  purposes  of the Fund's fundamental limitation on borrowings.

..........4.       Not purchase any security if, as a result,  more than 15% of its net assets would be invested in securities  that are deemed to be  illiquid  because  they are  subject to legal or  contractual  restrictions  on resale or because  they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

..........5.       Invest in securities  issued by other  investment  companies only to the extent that such  investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act.

ASAF PROFUND MANAGED OTC FUND:

Investment  Objective:  The  investment  objective of the Fund  (formerly,  the ASAF Rydex  Managed OTC Fund) is to provide  investment results that  correspond to the performance of a benchmark for securities that are traded in the  over-the-counter  market.  The Fund's current benchmark is a multiple of the NASDAQ 100 Index.

Investment Policies:

         Borrowing.  The Fund may  borrow  money  to  facilitate  management  of the  Fund's  portfolio  by  enabling  the Fund to meet redemption  requests when the liquidation of portfolio  instruments  would be inconvenient  or  disadvantageous.  Such borrowing is not for investment purposes and will be repaid by the Fund promptly.

         As required by the 1940 Act, the Fund must maintain  continuous  asset coverage (total assets,  including assets acquired with borrowed funds, less liabilities  exclusive of borrowings) of 300% of all amounts borrowed.  Maintenance of this percentage  limitation may  result  in the  sale of  portfolio  securities  at a time  when  investment  considerations  otherwise  indicate  that it would be disadvantageous to do so.

         The  Fund is  authorized  to  pledge  portfolio  securities  as the  Sub-advisor  deems  appropriate  in  connection  with any borrowings.  Additional  information  about  borrowing  is  included  in the  Company's  Prospectus  under  "Certain  Risk  Factors and
Investment Methods."

         Other  Investment  Companies.  The Fund may invest in other  investment  companies to the extent permitted by the 1940 Act and rules and  regulations  thereunder,  and, if  applicable,  exemptive  orders  granted by the SEC. If a Fund invests in, and, thus, is a shareholder of, another investment  company,  the Fund's  shareholders will indirectly bear the Fund's  proportionate share of the fees and expenses paid by such other investment  company,  including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's  Investment  Manager and the other  expenses that the Fund bears  directly in connection  with the Fund's own operations.

         Lending  of  Portfolio  Securities.  Subject to the  investment  restrictions  set forth  below,  the Fund may lend  portfolio securities  to brokers,  dealers,  and  financial  institutions,  provided  that cash equal to at least 100% of the market value of the securities  loaned is deposited by the borrower with the Fund and is maintained each business day in a segregated  account  pursuant to applicable  regulations.  Loans would be subject to  termination  by the  borrower on one day's  notice.  Borrowed  securities  must be returned  when the loan is  terminated.  Any gain or loss in the market price of the borrowed  securities  which occurs during the term of the loan  inures to the Fund and the Fund's  shareholders.  The Fund may pay  reasonable  finders,  borrowers,  administrative,  and custodial fees in connection  with a loan. For additional  discussion  about this practice,  see this SAI and the Company's  Prospectus under "Certain Risk Factors and Investment Methods."

         Options  Transactions.  The Fund may engage in options  transactions  as set forth  below.  A  description  of and  additional information  on these  instruments  and their risks are included in this SAI and Company's  Prospectus  under "Certain Risk Factors and
Investment  Methods."  Certain other  information  risks pertaining to these  investment  strategies are described in the sections that follow.

                   Options on  Securities.  The Fund may buy call  options and write (sell) put options on  securities  for the purpose of realizing the Fund's investment objective.

                   Options on Security  Indices.  The Fund may  purchase  call and put  options and write put options on stock  indices listed on  national  securities  exchanges  or traded in the  over-the-counter  market as an  investment  vehicle  for the  purpose  of realizing the Fund's investment objective.

         When the Fund  writes an option on an index,  the Fund will be  required to deposit  and  maintain  with a  custodian  cash or liquid  securities  equal in value to the aggregate  exercise price of a put or call option pursuant to the  requirements and the rules of the  applicable  exchange.  If, at the close of business on any day, the market value of the  deposited  securities  falls below the contract price, the Fund will deposit with the custodian cash or liquid securities equal in value to the deficiency.

         Stock Index Futures  Contracts.  The Fund may buy and sell stock index futures  contracts and related options (with respect to any stock  index) that are traded on a  recognized  stock  exchange or board of trade.  When the Fund  purchases or sells a stock index futures contract,  or sells an option thereon,  the Fund "covers" its position.  To cover its position,  the Fund may maintain with its custodian bank (and  marked-to-market  on a daily basis),  a segregated  account  consisting of cash or other liquid assets that,  when added to any amounts  deposited  with a futures  commission  merchant as initial  margin,  are equal to the market value of the futures contract.  If the Fund engages in the described  securities  trading practices and properly  segregates  assets, the segregated account will  function as a  practical  limit on the amount of  leverage  which the Fund may  undertake  and on the  potential  increase in the speculative  character of the Fund's outstanding  portfolio  securities.  Additionally,  such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

         The Fund may cover its long  position in a futures  contract by  purchasing a put option on the same futures  contract  with a strike price (i.e.,  an exercise price) as high or higher than the price of the futures  contract.  In the  alternative,  if the strike price of the put is less than the price of the futures  contract,  the Fund will maintain in a segregated  account cash or other liquid assets equal in value to the difference  between the strike price of the put and the price of the futures  contract.  The Fund may also cover its long position in a futures  contract by taking a short position in the  instruments  underlying the futures  contract,  or by taking positions in instruments with prices which are expected to move relatively  consistently with the futures  contract.  A Fund may
"cover" a short position in a futures  contract by owning the instruments  underlying the contract (or, in the case of an index futures contract,  a portfolio the value of which is expected to fluctuate in a substantially  similar manner to the index on which the futures contract is based),  or by taking  positions in instruments  with prices which are expected to move  relatively  consistently  with the futures  contract.  The Fund may also cover its short  position in a futures  contract by holding a call option  permitting the Fund to purchase  the same futures  contract at a price no higher than the price of the  contract  written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

         The Fund may cover its sale of a call  option on a futures  contract  by  taking a long  position  in the  underlying  futures contract  at a price less than or equal to the  strike  price of the call  option.  In the  alternative,  if the long  position  in the underlying  futures  contracts  is  established  at a price  greater than the strike  price of the written  (sold) call,  the Fund will maintain in a  segregated  account cash or other liquid  assets equal in value to the  difference  between the strike price of the call and the price of the  futures  contract.  The Fund may also cover its sale of a call option by taking  positions  in  instruments  with prices  which are  expected to move  relatively  consistently  with the call  option.  The Fund may cover its sale of a put option on a futures  contract by taking a short  position in the underlying  futures  contract at a price greater than or equal to the strike price of the put option,  or, if the short position in the underlying  futures  contract is established at a price less than the strike price of the written  put,  the Fund will  maintain in a segregated  account  cash or other  liquid  assets equal in value to the  difference between  the  strike  price of the put and the price of the  futures  contract.  The Fund may also  cover  its sale of a put  option by taking  positions in  instruments  with prices  which are  expected to move  relatively  consistently  with the put option.  Additional information  on Futures  and their  risks is  included  in this SAI and the  Company's  Prospectus  under  "Certain  Risk  Factors  and
Investment Methods."

         Portfolio  Turnover.  The Fund's  portfolio  turnover  rate to a great  extent will depend on the  purchase,  redemption,  and exchange  activity of the Fund, it is very difficult to estimate what the Fund's actual  turnover rate will be in the future.  However, the  Sub-advisor  anticipates  that the  portfolio  turnover  may equal or exceed  100%.  For an  additional  discussion  of  portfolio turnover, see this SAI under "Portfolio Transactions" and the Company's Prospectus under "Portfolio Turnover."

         Short Sales  Against the Box. The Fund may engage in short sales  "against  the box".  The Fund may make a short sale when the
Fund wants to sell the  security  the Fund owns at a current  attractive  price,  in order to hedge or limit the exposure of the Fund's position.  For further  information  about this  practice,  please refer to the Company's  Prospectus  under  "Certain Risk Factors and
Investment Methods."

         Tracking Error.  Although the Fund does not expect that the returns per day will deviate  substantially  from its benchmark by more than ten percent,  several  factors may affect the ability of the Fund to achieve  investment  results.  Among these are: (1) Fund expenses,  including  brokerage  (which may be  increased  by high  portfolio  turnover);  (2) less than all of the  securities  in the benchmark  being held by the Fund and  securities not included in the benchmark  being held by the Fund;  (3) an imperfect  correlation between the performance of instruments held by the Fund, such as futures  contracts and options,  and the performance of the underlying securities in the cash market;  (4) bid-ask  spreads (the effect of which may be increased by portfolio  turnover);  (5) the Fund holds instruments  traded in a market that has become  illiquid or disrupted;  (6) Fund share prices being  rounded to the nearest cent;  (7)
changes to the benchmark index that are not disseminated in advance;  (8) the need to conform the Fund's  portfolio  holdings to comply with investment restrictions or policies or regulatory or tax law requirements; or (9) timing in receiving shareholder activity.

         U.S. Government  Securities.  The Fund may invest in U.S. Government  Securities.  Securities issued or guaranteed by the U.S.
Government or its agencies or  instrumentalities  include U.S.  Treasury  securities,  which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates,  maturities,  and times of issuance.  U.S. Treasury bills have initial maturities of one year or less;  U.S.  Treasury notes have initial  maturities of one to ten years;  and U.S.  Treasury bonds generally have initial  maturities  of greater  than ten years.  Certain  U.S.  Government  Securities  are issued or  guaranteed  by agencies or instrumentalities of the U.S. Government including,  but not limited to, Fannie Mae, the Government National Mortgage Association,  the
Small Business Administration,  the Federal Farm Credit Administration,  the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for  Cooperatives),  the Federal Land Banks, the Federal  Intermediate  Credit Banks, the Tennessee Valley  Authority,
the Export-Import Bank of the United States, the Commodity Credit  Corporation,  the Federal Financing Bank, the Student Loan Marketing
Association, and the National Credit Union Administration.

         Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities,  including,  for example,  Government
National  Mortgage  Association  pass-through  certificates,  are  supported by the full faith and credit of the U.S.  Treasury.  Other obligations  issued by or  guaranteed  by Federal  agencies,  such as those  securities  issued by Fannie  Mae,  are  supported  by the discretionary  authority of the U.S. Government to purchase certain  obligations of the Federal agency,  while other obligations issued by or  guaranteed  by Federal  agencies,  such as those of the Federal  Home Loan Banks,  are  supported  by the right of the issuer to borrow  from the U.S.  Treasury.  While the U.S.  Government  provides  financial  support  to such U.S.  Government-sponsored  Federal agencies,  no assurance can be given that the U.S.  Government  will always do so,  because the U.S.  Government is not so obligated by law.  U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

         When-Issued and  Delayed-Delivery  Securities.  The Fund may purchase  securities on a when-issued or  delayed-delivery  basis
(i.e.,  delivery  and  payment  can take place  between a month and 120 days after the date of the  transaction).  At the time the Fund makes the commitment to purchase  securities on a when-issued  or  delayed-delivery  basis,  the Fund will record the  transaction  and thereafter  reflect  the value of the  securities  each day in  determining  the Fund's  net asset  value.  The Fund will not  purchase securities on a when-issued  or  delayed-delivery  basis if, as a result,  more than 15% of the Fund's net assets would be so invested.
At the time of delivery of the  securities,  the value of the  securities  may be more or less than the purchase  price.  The Fund will also establish a segregated  account with the Fund's custodian bank in which the Fund will maintain cash or liquid  securities equal to or greater in value than the Fund's purchase  commitments for such  when-issued or  delayed-delivery  securities.  The Sub-advisor does not  believe  that the  Fund's net asset  value or income  will be  adversely  affected  by the  Fund's  purchase  of  securities  on a when-issued or  delayed-delivery  basis.  For more  information  about  when-issued  securities,  please see this SAI and the Company's
Prospectus under "Certain Risk Factors and Investment Methods."

         Swaps,  Caps,  Floors and  Collars.  The Fund is  authorized  to enter  into  swaps,  caps,  floors  and  collars.  Additional information on swaps,  caps and floors is included in this SAI under "Certain Risk Factors and Investment  Methods." A collar  combines elements of buying a cap and selling a floor.

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF
ProFund Managed OTC Fund.  These  limitations  are not  "fundamental"  restrictions  and may be changed by the Directors of the Company without shareholder approval.  The Fund will not:

         1.  Invest in warrants.

         2.  Invest in real estate limited partnerships.

         3.  Invest in mineral leases.

         4. Pledge,  mortgage,  or hypothecate the Fund's assets,  except to the extent necessary to secure permitted borrowings and to the extent  related to the deposit of assets in escrow in  connection  with (i) the writing of covered put and call  options,  (ii) the purchase of  securities on a  forward-commitment  or  delayed-delivery  basis,  and (iii)  collateral  and initial or variation  margin arrangements with respect to currency  transactions,  options,  futures contracts,  including those relating to indices, and options on futures contracts or indices.

         5. Make short sales of portfolio  securities  or purchase  any  portfolio  securities  on margin,  except for such  short-term credits as are  necessary  for the  clearance of  transactions.  The deposit or payment by the Fund of initial or  variation  margin in connection  with  futures or options  transactions  is not  considered  to be a securities  purchase on margin.  The Fund may engage in short sales if, at the time of the short sale,  the Fund owns or has the right to acquire an equal  amount of the  security  being sold at no additional cost ("selling against the box").

ASAF ALLIANCE GROWTH FUND:

Investment  Objective:  The Fund's  investment  objective  is to seek  long-term  growth of capital by investing  predominantly  in the equity  securities  (common  stocks,  securities  convertible  into common  stocks and rights and warrants to subscribe for or purchase common  stocks) of a limited number of large,  carefully  selected,  high-quality  U.S.  companies  that, in the judgment of the Fund's
Sub-advisor, are likely to achieve superior earnings growth.

Investment Policies:

         The  Sub-advisor's  research staff  generally  follows a primary  research  universe of  approximately  500 companies that are considered by the Sub-advisor to have strong  management,  superior  industry  positions,  excellent  balance sheets and the ability to demonstrate  superior  earnings  growth.  As one of the  largest  multi-national  investment  firms,  the  Sub-advisor  has  access  to considerable  information  concerning all of the companies followed, an in-depth understanding of the products,  services,  markets and competition of these companies and a good knowledge of the managements of most of the companies in its research universe.

         The Sub-advisor's  analysts prepare their own earnings  estimates and financial models for each company  followed.  While each analyst has  responsibility for following  companies in one or more identified sectors and/or industries,  the lateral structure of the
Sub-advisor's  research  organization and constant  communication  among the analysts result in  decision-making  based on the relative attractiveness  of stocks among industry  sectors.  The focus during this process is on the early  recognition of change on the premise that value is created through the dynamics of changing  company,  industry and economic  fundamentals.  Research  emphasis is placed on the  identification  of companies  whose  substantially  above average  prospective  earnings  growth is not fully reflected in current market valuations.

         The  Sub-advisor  continually  reviews its primary  research  universe of  approximately  500  companies to maintain a list of favored  securities,  the "Alliance  100,"  considered by the  Sub-advisor  to have the most clearly  superior  earnings  potential and valuation  attraction.  The Sub-advisor's  concentration on a limited universe of companies allows it to devote its extensive resources to constant  intensive  research of these  companies.  Companies  are  constantly  added to and deleted  from the Alliance 100 as their fundamentals  and valuations  change.  The  Sub-advisor's  Large Cap Growth Group, in turn,  further  refines,  on a weekly basis,  the selection  process for the Fund with each  portfolio  manager in the Group  selecting 25 such companies that appear to the manager most attractive at current  prices.  These  individual  ratings are then  aggregated  and ranked to produce a composite  list of the 25 most highly regarded stocks,  the "Favored 25."  Approximately  70% of the Fund's net assets will usually be invested in the Favored 25 with the balance of the Fund's  investment  portfolio  consisting  principally  of other  stocks in the Alliance  100.  Fund  emphasis  upon particular industries or sectors is a by-product of the stock selection process rather than the result of assigned targets or ranges.

         The Sub-advisor expects the average weighted market  capitalization of companies  represented in the Fund (i.e., the number of a company's  shares  outstanding  multiplied  by the price per share) to  normally  be in the range of or exceed the  average  weighted market  capitalization  of companies  comprising the Standard & Poor's 500 Composite Stock Price Index, a widely  recognized  unmanaged index of market  activity based upon the aggregate  performance of a selected  portfolio of publicly traded stocks,  including  monthly adjustments to reflect the  reinvestment  of dividends and  distributions.  Investments  will be made upon their  potential for capital appreciation.

         Convertible Securities.  The Fund may invest in convertible  securities,  which are convertible at a stated exchange rate into common  stock.  Prior to their  conversion,  convertible  securities  have the same general  characteristics  as  non-convertible  debt securities,  as they provide a stable  stream of income with  generally  higher  yields than those of equity  securities of the same or similar issuers.  As with all debt securities,  the market value of convertible  securities tends to decline as interest rates increase and,  conversely,  to increase as interest rates decline.  Convertible  securities  generally  offer lower interest or dividend  yields than  non-convertible debt securities of similar quality.  However,  when the market price of the common stock underlying a convertible security increases,  the price of the convertible security  increasingly reflects the value of the underlying common stock and may rise accordingly.  As the market price of the underlying common stock declines,  the convertible  security tends to trade  increasingly on a yield basis,  and thus may not  depreciate to the same extent as the underlying  common stock.  Convertible  securities  rank senior to common  stocks on an issuer's  capital  structure.  They are  consequently  of higher  quality  and entail less risk than the  issuer's common  stock,  although the extent to which such risk is reduced  depends in large  measure  upon the degree to which the  convertible security  sells  above  its value as a fixed  income  security.  The Fund may  invest  up to 20% of its net  assets in the  convertible securities  of companies  whose common  stocks are eligible for purchase by the Fund under the  investment  policies  described  above.
Additional  information  about  convertible  securities  is  included in the  Company's  Prospectus  under  "Certain  Risk  Factors and
Investment Methods."

         Rights  and  Warrants.  The Fund may  invest up to 5% of its net  assets in  rights  or  warrants,  but will do so only if the equity  securities  themselves are deemed  appropriate by the  Sub-advisor  for inclusion in the Fund.  Rights and warrants may be more speculative  than certain  other types of  investments  in that they do not entitle a holder to dividends or voting rights with respect to the securities  which may be purchased nor do they represent any rights in the assets of the issuing  company.  Also, the value of a right or warrant does not necessarily  change with the value of the underlying  securities.  Additional  information  about warrants is included in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

..........Foreign  Securities.  The Fund may invest up to 15% of the value of its total assets in  securities  of foreign  issuers whose common stocks are eligible for purchase by the Fund under the investment  policies  described above. For purposes of the Fund,  foreign issuers are  companies  that (i) are organized  outside the United  States,  (ii) have their  principal  place of business  outside the
United States,  and (iii) issue  securities that are traded  principally in a foreign  country.  Companies that do not fall within this definition shall be deemed to be U.S.  companies.  Additional  information about foreign securities and their risks is included in this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

Options and Futures:

         While the Fund does not anticipate  utilizing  them on a regular  basis,  the Fund may from time to time may engage in options and  futures  transactions  as  described  below.  Additional  information  about  option,  futures and their risks is included in this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options  on  Securities.  The Fund may  write  exchange-traded  call  options  on common  stocks,  and may  purchase  and sell exchange-traded call and put options on common stocks written by others or combinations thereof.  The Fund will not write put options.

         Generally,  the opportunity for profit from the writing of options is higher,  and  consequently  the risks are greater,  when the stocks  involved are lower  priced or volatile,  or both.  While an option that has been  written is in force,  the maximum  profit that may be derived  from the  optioned  stock is the  premium  less  brokerage  commissions  and fees.  The Fund will not write a call unless the Fund at all times during the option period owns either (a) the optioned  securities  or has an absolute and immediate  right to acquire that security without  additional cash  consideration (or for additional cash  consideration held in a segregated account by its custodian) upon  conversion or exchange of other  securities held in its portfolio or (b) a call option on the same security and in the same  principal  amount as the call  written  where the  exercise  price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise  price of the call written if the  difference  is maintained by the Fund in liquid assets in a segregated account with its Custodian.

         Premiums  received by the Fund in connection  with writing call options will vary widely.  Commissions,  stock  transfer taxes and other expenses of the Fund must be deducted from such premium  receipts.  Calls written by the Fund will  ordinarily be sold either on a national  securities  exchange or through put and call  dealers,  most,  if not all, of whom are members of a national  securities exchange on which options are traded,  and will be endorsed or guaranteed  by a member of a national  securities  exchange or qualified broker-dealer,  which may be Sanford C.  Bernstein & Co, LLC, an affiliate of the  Sub-advisor.  The  endorsing  or  guaranteeing  firm requires  that the option writer (in this case the Fund)  maintain a margin  account  containing  either  corresponding  stock or other equity as required by the endorsing or guaranteeing firm.

         The Fund will not sell a call  option  written  by it if,  as a result of the sale,  the  aggregate  of the  Fund's  portfolio securities  subject to  outstanding  call options  (valued at the lower of the option price or market value of such  securities)  would exceed 15% of the Fund's total assets.

         The Fund may purchase or write options on  securities of the types in which it is permitted to invest in privately  negotiated
(i.e.,  over-the-counter)  transactions.  The  Sub-advisor  has adopted  procedures for monitoring  the  creditworthiness  of financial institutions with which over-the-counter options transactions are effected.

         In buying a call,  the Fund would be in a position  to realize a gain if,  during the option  period,  the price of the shares increased  by an amount in excess of the premium paid and  commissions  payable on  exercise.  It would  realize a loss if the price of the  security  declined  or  remained  the same or did not  increase  during  the  period by more than the  amount of the  premium  and commissions  payable on  exercise.  In buying a put, the Fund would  realize a loss if the price of the security  increased or remained the same or did not  decrease  during  that  period by more than the amount of the  premium and  commissions  payable on  exercise.  In addition, the Fund could realize a gain or loss on such options by selling them.

         The  aggregate  cost of all  outstanding  options  purchased  and held by the Fund,  including  options  on market  indices as described below, will at no time exceed 10% of the Fund's total assets.

         Options on Market  Indices.  The Fund may  purchase and sell  exchange-traded  index  options.  Through the purchase of listed index options,  the portfolio could achieve many of the same objectives as through the use of options on individual  securities.  Price movements in the Fund's securities probably will not correlate  perfectly with movements in the level of the index and, therefore,  the
Fund would bear a risk of loss on index options  purchased by it if favorable  price  movements of the hedged  portfolio  securities do not equal or exceed  losses on the options or if adverse  price  movements of the hedged  portfolio  securities  are greater than gains realized from the options.

         Stock Index  Futures.  The Fund may purchase  and sell stock index  futures  contracts.  A stock index  futures  contract is a bilateral  agreement  pursuant to which two parties  agree to take or make  delivery of an amount of liquid assets equal to a specified dollar amount  multiplied by the difference  between the stock index value at the close of the last trading day of the contract and the price at which the futures  contract is originally  struck.  No physical  delivery of the  underlying  stocks in the index is made. The
Fund will not purchase or sell options on stock index futures contracts.

         The Fund may not purchase or sell a stock index  future if,  immediately  thereafter,  more than 30% of its total assets would be hedged by stock index futures.  The Fund may not purchase or sell a stock index future if,  immediately  thereafter,  the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

         Currently,  stock index  futures  contracts  can be purchased or sold with respect to the Standard & Poor's 500 Stock Index on the Chicago  Mercantile  Exchange,  the New York Stock  Exchange  Composite  Index on the New York Futures  Exchange and the Value Line
Stock Index on the Kansas City Board of Trade.  The Sub-advisor  does not believe that  differences in composition of the three indices will create any  differences  in the price  movements  of the stock index  futures  contracts  in  relation  to the  movements  in such indices.  However,  such  differences in the indices may result in  differences in correlation of the futures  contracts with movements in the value of the  securities  being hedged.  The Fund reserves the right to purchase or sell stock index futures  contracts that may be created in the future.

         The nature of initial  margin in futures  transactions  is  different  from that of margin in  security  transactions  in that futures contract margin does not involve the borrowing of funds to finance  transactions.  Rather,  the initial margin is in the nature of a performance  bond or good faith deposit on the contract which is returned to the Fund upon  termination  of the futures  contract, assuming all contractual obligations have been satisfied.

         There are several risks in connection  with the use of stock index  futures by the Fund as a hedging  device.  One risk arises because of the  imperfect  correlation  between  movements  in the price of the stock index  futures and  movements in the price of the securities  which are the subject of the hedge.  The price of the stock index  futures may move more than or less than the price of the securities  being hedged.  If the price of the stock index futures  moves less than the price of the  securities  which are the subject of the hedge,  the hedge will not be fully  effective  but, if the price of the  securities  being  hedged has moved in an  unfavorable direction,  the Fund would be in a better  position than if it had not hedged at all. If the price of the  securities  being hedged has moved in a favorable  direction,  this advantage will be partially  offset by the loss on the index future.  If the price of the future moves more than the price of the stock,  the Fund will  experience  either a loss or gain on the  future  which will not be  completely offset by movements in the price of the  securities  which are the subject of the hedge.  To compensate  for the imperfect  correlation of movements in the price of securities  being hedged and movements in the price of the stock index  futures,  the Fund may buy or sell stock index futures  contracts in a greater dollar amount than the dollar amount of securities  being hedged if the  volatility  over a particular  time period of the prices of such  securities has been greater than the volatility  over such time period for the index, or if otherwise  deemed to be appropriate by the  Sub-advisor.  Conversely,  the Fund may buy or sell fewer stock index futures  contracts if the  volatility  over a particular  time period of the prices of the securities  being hedged is less than the volatility  over such time period of the stock index, or if otherwise deemed to be appropriate by the Sub-advisor.

         Where futures are  purchased to hedge against a possible  increase in the price of stock before the Fund is able to invest its cash (or cash  equivalents) in stocks (or options) in an orderly fashion,  it is possible that the market may decline  instead.  If the
Sub-advisor  then concludes not to invest in stock or options at that time because of concern as to possible  further market decline or for other  reasons,  the Fund will realize a loss on the futures  contract that is not offset by a reduction in the price of securities purchased.

         The Fund's  Sub-advisor  intends to purchase  and sell  futures  contracts on the stock index for which it can obtain the best price with due consideration to liquidity.

         Portfolio  Turnover.  The  Fund's  investment  policies  as  described  above are  based on the  Sub-advisor's  assessment  of fundamentals in the context of changing market  valuations.  Therefore,  they may under some conditions  involve frequent purchases and sales of shares of a particular  issuer as well as the replacement of securities.  The  Sub-advisor  expects that more of its portfolio turnover will be  attributable  to increases and decreases in the size of particular  portfolio  positions  rather than to the complete elimination of a particular  issuer's  securities  from the Fund.  For more  information  on portfolio  turnover,  see this SAI and the
Company's Prospectus under "Portfolio Turnover."

..........Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF
Alliance Growth Fund.  These  limitations are not  "fundamental"  restrictions  and may be changed without  shareholder  approval.  The
Fund will not:

..........1.       Invest in companies for the purpose of exercising control;

..........2.       Purchase the securities of any other investment company or investment trust, except in compliance with the 1940 Act;

..........3.       Invest in interests in oil, gas or other mineral  exploration  or development  programs,  except that it may purchase and sell securities of companies that deal in oil, gas or other mineral exploration or development programs;

..........4.       Make short  sales of  securities  or  purchase  securities  on margin  except for such  short-term  credits as may be necessary for the clearance of transactions;

         5.       Purchase  illiquid  securities if immediately  after such investment more than 15% of the Fund's net assets (taken at market value) would be so invested;

Whenever any  investment  restriction  states a maximum  percentage of the Fund's assets which may be invested in any security or other asset,  it is  intended  that such  percentage  be  determined  immediately  after and as a result of the  Fund's  acquisition  of such securities or other assets.  Accordingly,  any later increase or decrease in percentage beyond the specified  limitation resulting from changes in values or net assets will not be considered a violation of any such maximum.

ASAF Marsico Capital Growth Fund:

Investment  Objective:  The  investment  objective of the Fund is to seek capital  growth.  Realization  of income is not an investment objective and any income realized on the Fund's investments, therefore, will be incidental to the Fund's objective.

Investment Policies:

..........Futures,  Options and Other  Derivative  Instruments.  The Fund may enter into  futures  contracts  on  securities,  financial indices, and foreign currencies and options on such contracts,  and may invest in options on securities,  financial indices and foreign currencies  and forward  contracts.  The Fund will not use futures  contracts and options for  leveraging  purposes.  The Fund will not enter into any futures  contracts or options on futures  contracts if the aggregate amount of the Fund's  commitments under outstanding futures contract  positions and options on futures  contracts  written by the Fund would exceed the market value of the total assets of the Fund.  The Fund may invest in forward currency contracts with stated values of up to the value of the Fund's assets.

..........The Fund may buy or write options in privately  negotiated  transactions  on the types of  securities  and on indices based on the  types of  securities  in which the Fund is  permitted  to  invest  directly.  The Fund will  effect  such  transactions  only with investment dealers and other financial  institutions (such as commercial banks or savings and loan  institutions)  deemed  creditworthy by the  Sub-advisor,  and only  pursuant  to  procedures  adopted by the  Sub-advisor  for  monitoring  the  creditworthiness  of those entities.  To the extent that an option bought or written by the Fund in a negotiated  transaction is illiquid,  the value of an option bought or the amount of the Fund's  obligations  under an option written by the Fund, as the case may be, will be subject to the Fund's limitation  on illiquid  investments.  In the case of illiquid  options,  it may not be possible  for the Fund to effect an  offsetting transaction  at a time when the  Sub-advisor  believes  it would be  advantageous  for the Fund to do so.  For a  description  of these strategies and instruments and certain risks involved  therein,  see this SAI and the Company's  Prospectus under "Certain Risk Factors and Investment Methods."

..........Interest Rate Swaps and  Purchasing  and Selling  Interest Rate Caps and Floors.  In addition to the  strategies  noted above, the Fund, in order to attempt to protect the value of its investments from interest rate or currency  exchange rate  fluctuations,  may enter into interest rate swaps and may buy or sell  interest  rate caps and floors.  The Fund expects to enter into these  transactions primarily  to  preserve a return or spread on a  particular  investment  or portion  of its  investments.  The Fund also may enter into these  transactions  to protect  against any increase in the price of securities the Fund may consider buying at a later date. The Fund does not intend to use these  transactions  as  speculative  investments.  Interest  rate swaps  involve the  exchange by the Fund with another party of their respective  commitments to pay or receive  interest,  e.g., an exchange of floating rate payments for fixed rate payments.  The exchange  commitments can involve payments to be made in the same currency or in different  currencies.  The purchase of an interest rate cap entitles the purchaser,  to the extent that a specified  index exceeds a  predetermined  interest rate, to receive payments of interest on a  contractually  based  principal  amount from the party  selling the  interest  rate cap.  The purchase of an interest  rate floor  entitles the  purchaser,  to the extent that a specified  index falls below a  predetermined  interest  rate,  to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

         The Fund may enter into interest rate swaps,  caps and floors on either an asset-based  or  liability-based  basis,  depending upon whether it is hedging its assets or its  liabilities,  and will usually enter into interest rate swaps on a net basis,  i.e.,  the two payment  streams are netted out,  with the Fund  receiving or paying,  as the case may be, only the net amount of the two payments.
The net amount of the excess,  if any, of the Fund's  obligations over its entitlements with respect to each interest rate swap will be calculated  on a daily basis and an amount of cash or other liquid  assets  having an  aggregate  net asset value at least equal to the accrued  excess will be maintained in a segregated  account by the Fund's  custodian.  If the Fund enters into an interest rate swap on other than a net basis,  the Fund  would  maintain a  segregated  account  in the full  amount  accrued on a daily  basis of the Fund's obligations  with  respect  to the swap.  The Fund will not enter into any  interest  rate swap,  cap or floor  transaction  unless the unsecured senior debt or the  claims-paying  ability of the other party thereto is rated in one of the three highest rating  categories of at least one nationally  recognized  statistical rating organization at the time of entering into such transaction.  The Sub-advisor will  monitor  the  creditworthiness  of all  counterparties  on an ongoing  basis.  If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

..........The swap market has grown  substantially  in recent years with a large  number of banks and  investment  banking  firms acting both as principals and as agents utilizing  standardized  swap  documentation.  The Sub-advisor has determined  that, as a result,  the swap market has become relatively  liquid.  Caps and floors are more recent  innovations for which  standardized  documentation has not yet been  developed and,  accordingly,  they are less liquid than swaps.  To the extent the Fund sells (i.e.,  writes) caps and floors, it will  maintain in a segregated  account cash or other liquid  assets  having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to any caps or floors.

..........There is no limit on the amount of interest rate swap  transactions  that may be entered into by the Fund. These  transactions may in some instances  involve the delivery of securities or other  underlying  assets by the Fund or its counterparty to collateralize obligations  under the swap. Under the  documentation  currently used in those markets,  the risk of loss with respect to interest rate swaps is  limited  to the net  amount of the  payments  that the Fund is  contractually  obligated  to make.  If the other  party to an interest rate swap that is not  collateralized  defaults,  the Fund would risk the loss of the net amount of the payments that the Fund contractually  is entitled  to receive.  The Fund may buy and sell (i.e.,  write) caps and floors  without  limitation,  subject to the segregated  account  requirement  described above. For an additional  discussion of these strategies,  see this SAI under "Certain Risk
Factors and Investment Methods."

..........Reverse  Repurchase  Agreements.  Subject to  guidelines  promulgated  by the Board of Directors of the Company,  the Fund may
enter into reverse  repurchase  agreements.  For a description  of these  investment  techniques,  see the Company's  Prospectus  under
"Certain Risk Factors and Investment Methods."

         High-Yield/High-Risk  Securities.   High-yield/high-risk  securities  (or  "junk"  bonds)  are  debt  securities  rated  below investment grade by the primary rating agencies such as Standard & Poor's Rating Services  ("Standard & Poor's") and Moody's  Investors
Service,  Inc.  ("Moody's").  The Fund will not invest  more than 5% of its total  assets in  high-yield/high  risk and  mortgage-  and asset-backed securities.

         The value of lower  quality  securities  generally  is more  dependent  on the  ability  of the  issuer to meet  interest  and principal  payments  (i.e.  credit  risk) than is the case for  higher  quality  securities.  Conversely,  the value of higher  quality securities  may be more  sensitive  to  interest  rate  movements  than  lower  quality  securities.  The Fund will not  purchase  debt securities  rated below  "CCC-" by  Standard & Poor's or "Caa" by  Moody's.  The Fund may also  purchase  unrated  bonds of foreign and domestic issuers. For an additional  discussion of  high-yield/high-risk  and mortgage- and asset-backed  securities,  see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Zero Coupon,  Pay-in-Kind,  and Step Coupon  Bonds.  The Fund may purchase  zero coupon,  pay-in-kind,  and step coupon bonds.
Zero coupon  bonds are debt  securities  that do not pay periodic  interest,  but are issued at a discount  from their face value.  The discount  approximates the total amount of interest the security will accrue from the date of issuance to maturity.  Pay-in-kind  bonds normally  give the issuer the option to pay cash at a coupon  payment  date or give the holder of the  security a similar bond with the same coupon  rate and a face value  equal to the amount of the coupon  payment  that would have been made.  Step coupon  bonds begin to pay coupon  interest,  or pay an  increased  rate of  interest,  at some time after they are issued.  The discount at which step coupon bonds trade depends on the time remaining until cash payments begin,  prevailing  interest rates, the liquidity of the security and the perceived  credit quality of the issuer.  The market value of zero coupon,  pay-in-kind  and step coupon bonds generally will fluctuate more in response to changes in interest rates than will  conventional  interest-paying  securities with comparable  maturities.  For an additional discussion of zero coupon securities, see this SAI under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF
Marsico  Capital  Growth Fund.  These  limitations  are not  "fundamental"  restrictions,  and may be changed by the Directors  without shareholder approval.

         1.       The Fund does not currently  intend to sell securities  short,  unless it owns or has the right to obtain  securities equivalent in kind and amount to the securities sold short without the payment of any additional  consideration  therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

         2.       The Fund does not currently intend to purchase securities on margin,  except that the Fund may obtain such short-term credits as are necessary for the clearance of  transactions,  and provided that margin  payments and other deposits in connection  with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

         3.       The Fund may not  mortgage  or  pledge  any  securities  owned or held by the Fund in  amounts  that  exceed,  in the aggregate,  15% of the Fund's net asset value, provided that this limitation does not apply to (i) reverse repurchase agreements;  (ii)
deposits of assets on margin; (iii) guaranteed positions in futures,  options,  swaps or forward contracts;  or (iv) the segregation of assets in connection with such contracts.

         4.       The Fund does not currently  intend to purchase any securities or enter into a repurchase  agreement if, as a result, more than 15% of its net assets  would be invested in  repurchase  agreements  not  entitling  the holder to payment of  principal  and interest  within  seven days and in  securities  that are  illiquid  by virtue of legal or  contractual  restrictions  on resale or the absence of a readily  available  market.  The Directors of the Company,  or the Sub-advisor  acting pursuant to authority  delegated by the Directors,  may determine that a readily  available  market exists for securities  eligible for resale  pursuant to Rule 144A under the  Securities  Act of 1933,  as amended,  or any  successor  to such rule,  and Section  4(2)  commercial  paper.  Accordingly,  such securities may not be subject to the foregoing limitation.

         5.       The Fund may not invest in companies for the purpose of exercising control or management.

ASAF GOLDMAN Sachs concentrated Growth Fund:

Investment  Objective:  The  investment  objective  of the Fund  (formerly,  the ASAF Janus  Capital  Growth Fund) is to seek growth of capital.  Realization  of income is not a  significant  investment  consideration  and any income  realized on the Fund's  investments, therefore, will be incidental to the Fund's objective.

Investment Policies:

..........Corporate  Bonds  and  Debentures.  The Fund may  purchase  corporate  bonds  and  debentures,  including  bonds  rated  below investment  grade.  The Fund will not invest  more than 35% of its net assets in bonds  rated  below  investment  grade by the  primary rating  agencies.  For a discussion of lower rated  securities,  see this SAI and the Company's  Prospectus under "Certain Risk Factors and Investment Methods."

..........Futures,  Options and Other  Derivative  Instruments.  The Fund may enter into  futures  contracts  on  securities,  financial indices, and foreign currencies and options on such contracts,  and may invest in options on securities,  financial indices and foreign currencies,  forward  contracts and swaps.  The Fund will not enter into any futures  contracts or options on futures  contracts if the aggregate amount of the Fund's  commitments  under outstanding  futures contract  positions and options on futures contracts written by the Fund  would  exceed  the  market  value of the total  assets of the Fund  (i.e.,  no  leveraging).  The Fund may  invest in forward currency contracts with stated values of up to the value of the Fund's assets.

..........The Fund may buy or write options in privately  negotiated  transactions  on the types of securities  and indices based on the types of securities in which the Fund is permitted to invest  directly.  The Fund will effect such  transactions  only with  investment dealers and other  financial  institutions  (such as commercial  banks or savings and loan  institutions)  deemed  creditworthy  by the
Sub-advisor,  and only pursuant to procedures  adopted by the Sub-advisor  for monitoring the  creditworthiness  of those entities.  To the extent that an option bought or written by the Fund in a negotiated  transaction is illiquid,  the value of an option bought or the amount of the Fund's  obligations  under an option written by the Fund, as the case may be, will be subject to the Fund's limitation on illiquid  investments.  In the case of illiquid options,  it may not be possible for the Fund to effect an offsetting  transaction at a time  when the  Sub-advisor  believes  it would be  advantageous  for the Fund to do so.  For a  description  of these  strategies  and instruments and certain risks involved  therein,  see this SAI and the Company's  Prospectus under "Certain Risk Factors and Investment
Methods."

..........Interest Rate Swaps and  Purchasing  and Selling  Interest Rate Caps and Floors.  In addition to the  strategies  noted above, the Fund, in order to attempt to protect the value of its investments from interest rate or currency  exchange rate  fluctuations,  may enter into interest rate swaps and may buy or sell  interest  rate caps and floors.  The Fund expects to enter into these  transactions primarily  to  preserve a return or spread on a  particular  investment  or portion  of its  investments.  The Fund also may enter into these  transactions  to protect  against any increase in the price of securities the Fund may consider buying at a later date. The Fund does not intend to use these  transactions  as a  speculative  investments.  Interest  rate swaps involve the exchange by the Fund with another party of their respective  commitments to pay or receive  interest,  e.g., an exchange of floating rate payments for fixed rate payments.  The exchange  commitments can involve payments to be made in the same currency or in different  currencies.  The purchase of an interest rate cap entitles the purchaser,  to the extent that a specified  index exceeds a  predetermined  interest rate, to receive payments of interest on a  contractually  based  principal  amount from the party  selling the  interest  rate cap.  The purchase of an interest  rate floor  entitles the  purchaser,  to the extent that a specified  index falls below a  predetermined  interest  rate,  to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

..........The Fund may enter into interest rate swaps,  caps and floors on either an asset-based  or  liability-based  basis,  depending upon whether it is hedging its assets or its  liabilities,  and will usually enter into interest rate swaps on a net basis,  i.e.,  the two payment  streams are netted out,  with the Fund  receiving or paying,  as the case may be, only the net amount of the two payments.
The net amount of the excess,  if any, of the Fund's  obligations over its entitlements with respect to each interest rate swap will be calculated  on a daily basis and an amount of cash or other liquid  assets  having an  aggregate  net asset value at least equal to the accrued  excess will be maintained in a segregated  account by the Fund's  custodian.  If the Fund enters into an interest rate swap on other than a net basis,  the Fund  would  maintain a  segregated  account  in the full  amount  accrued on a daily  basis of the Fund's obligations  with  respect  to the swap.  The Fund will not enter into any  interest  rate swap,  cap or floor  transaction  unless the unsecured senior debt or the  claims-paying  ability of the other party thereto is rated in one of the three highest rating  categories of at least one nationally  recognized  statistical rating organization at the time of entering into such transaction.  The Sub-advisor will  monitor  the  creditworthiness  of all  counterparties  on an ongoing  basis.  If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

..........The swap market has grown  substantially  in recent years with a large  number of banks and  investment  banking  firms acting both as principals and as agents utilizing  standardized  swap  documentation.  The Sub-advisor has determined  that, as a result,  the swap market has become relatively  liquid.  Caps and floors are more recent  innovations for which  standardized  documentation has not yet been  developed and,  accordingly,  they are less liquid than swaps.  To the extent the Fund sells (i.e.,  writes) caps and floors, it will  maintain in a segregated  account cash or other liquid  assets  having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to any caps or floors.

..........There is no limit on the amount of interest rate swap  transactions  that may be entered into by the Fund. These  transactions may in some instances  involve the delivery of securities or other  underlying  assets by the Fund or its counterparty to collateralize obligations  under the swap. Under the  documentation  currently used in those markets,  the risk of loss with respect to interest rate swaps is  limited  to the net  amount of the  payments  that the Fund is  contractually  obligated  to make.  If the other  party to an interest rate swap that is not  collateralized  defaults,  the Fund would risk the loss of the net amount of the payments that the Fund contractually  is entitled  to receive.  The Fund may buy and sell (i.e.,  write) caps and floors  without  limitation,  subject to the segregated  account  requirement  described above. For an additional  discussion of these strategies,  see this SAI under "Certain Risk
Factors and Investment Methods."

..........Investment Company  Securities.  From time to time, the Fund may invest in securities of other investment  companies,  subject to the  provisions  of Section  12(d)(1)  of the 1940 Act.  The Fund may invest in  securities  of money  market  funds  managed by the
Sub-advisor  subject to the terms of an exemptive  order obtained by the  Sub-advisor  and the funds that are advised or sub-advised by the Sub-advisor.  Under such order,  the Fund will limit its aggregate  investment in a money market fund managed by the Sub-advisor to the greater of (i) 5% of its total assets or (ii) $2.5 million,  although the  Company's  Board of Directors may increase this limit up to 25% of the Company's total assets.

..........Reverse  Repurchase  Agreements.  Subject to guidelines  promulgated by the Directors of the Company,  the Fund may enter into reverse  repurchase  agreements.  Pursuant to an exemptive order granted by the SEC, the Fund and other funds advised or sub-advised by the  Sub-Advisor  may invest in  repurchase  agreements  and other money market  instruments  through a joint  trading  account.  For a description of these investment techniques, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

..........Other  Income-Producing  Securities.  Other types of income producing  securities that the Fund may purchase include,  but are not limited to, the following types of securities:

..........         Variable and Floating Rate  Obligations.  These types of securities are relatively  long-term  instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

..........         Standby  Commitments.  These instruments,  which are similar to a put, give the Fund the option to obligate a broker, dealer or bank to repurchase a security held by that Fund at a specified price.

..........         Tender Option  Bonds.  Tender option bonds are  relatively  long-term  bonds that are coupled with the agreement of a third  party (such as a broker,  dealer or bank) to grant the holders of such  securities  the option to tender the  securities  to the institution at periodic intervals.

..........         Inverse  Floaters.  Inverse  floaters  are debt  instruments  whose  interest  bears an inverse  relationship  to the interest  rate on another  security.  The Fund will not invest more than 5% of its assets in inverse  floaters.  The Fund will purchase standby  commitments,  tender option bonds and instruments  with demand features  primarily for the purpose of increasing the liquidity of the Fund.

..........Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF
Goldman Sachs  Concentrated  Growth Fund. These  limitations are not  "fundamental"  investment  restrictions and may be changed by the
Directors of the Company without shareholder approval.  The Fund will not:

..........1.       Purchase a security  if as a result,  more than 15% of its net assets in the  aggregate,  at market  value,  would be invested in securities  which cannot be readily resold because of legal or contractual  restrictions on resale or for which there is no readily  available  market,  or  repurchase  agreements  maturing  in more than seven days or  securities  used as a cover for  written over-the-counter  options,  if any.  The  Directors  of the Company,  the  Investment  Manager or the  Sub-advisor  acting  pursuant to authority  delegated by the  Directors,  may  determine  that a readily  available  market  exists for  securities  eligible for resale pursuant to Rule 144A under the  Securities  Act of 1933, or any successor to such rule,  and therefore  that such  securities  are not subject to the foregoing limitation;

..........2.       Enter into any  futures  contracts  or  options  on  futures  contracts  for  purposes  other than bona fide  hedging transactions  (as  defined by the CFTC) if as a result the sum of the  initial  margin  deposits  and  premium  required  to  establish positions in futures  contracts  and related  options that do not fall within the  definition of bona fide hedging  transactions  would exceed 5% of the fair market value of the Fund's net assets;

..........3.       Enter into any  futures  contracts  if the  aggregate  amount of the Fund's  commitments  under  outstanding  futures contracts positions of the Fund would exceed the market value of the total assets of the Fund;

..........4.       Sell  securities  short,  unless it owns or has the right to obtain  securities  equivalent in kind and amount to the securities  sold short,  and provided that  transactions in options,  swaps and forward futures  contracts are not deemed to constitute selling securities short;

..........5.       Mortgage or pledge any  securities  owned or held by the Fund in amounts that exceed,  in the  aggregate,  15% of the
Fund's net asset  value,  provided  that this  limitation  does not apply to  reverse  repurchase  agreements  or in the case of assets deposited  to margin or guarantee  positions  in futures,  options,  swaps or forward  contracts  or placed in a segregated  account in connection with such contracts;

..........6.       Invest in companies for the purpose of exercising management or control;

..........7.       Purchase securities of open-end or closed-end  investment  companies except in compliance with the Investment Company
Act of 1940 or the  conditions  of any order of  exemption  from the SEC  regarding  the purchase of  securities  of money market funds managed by the Sub-advisor or its affiliates; or

..........8.       Purchase  securities  on margin,  except (i) for use of  short-term  credit  necessary  for clearance of purchases of portfolio securities and (ii) the Fund may make margin deposits in connection with futures contracts or other permissible investments.

ASAF DeAM LARGE-CAP GROWTH FUND:

Investment  Objective:  The investment  objective of the Fund is to seek maximum  appreciation  of investors'  capital from a portfolio primarily of growth stocks of larger companies.

Investment Policies:

         Options.  The Fund may write (sell) call options on securities  as long as it owns the  underlying  securities  subject to the option,  or an option to purchase the same underlying  securities  having an exercise price equal to or less than the exercise price of the option,  or will  establish and maintain with the Fund's  custodian for the term of the option a segregated  account  consisting of cash or other liquid  securities  ("eligible  securities")  to the extent  required by applicable  regulation  in  connection  with the optioned  securities.  The Fund may write put options provided that, so long as the Fund is obligated as the writer of the option,  the
Fund owns an option to sell the  underlying  securities  subject to the option  having an exercise  price equal to or greater  than the exercise price of the option,  or it deposits and maintains with the custodian in a segregated  account  eligible  securities  having a value equal to or greater  than the  exercise  price of the option.  The premium  received  for writing an option will  reflect,  among other things,  the current market price of the underlying  security,  the  relationship of the exercise price to such market price, the price volatility of the underlying  security,  the option period,  supply and demand and interest rates. The Fund may write or purchase spread  options,  which are options for which the  exercise  price may be a fixed dollar  spread or yield  spread  between the security underlying  the option and another  security  that is used as a benchmark.  The exercise  price of an option may be below,  equal to or above the current  market value of the  underlying  security at the time the option is written.  The Fund may write (sell) call and put options  on up to 25% of net  assets  and may  purchase  put and call  options  provided  that no more than 5% of its net assets may be invested in premiums on such options.

         If a secured put option  expires  unexercised,  the writer  realizes a gain from the amount of the premium,  plus the interest income on the  securities  in the  segregated  account.  If the secured put writer has to buy the  underlying  security  because of the exercise  of the put option,  the  secured put writer  incurs an  unrealized  loss to the extent that the current  market  value of the underlying  security  is less than the  exercise  price of the put  option.  However,  this would be offset in whole or in part by gain from the premium received and any interest income earned on the securities in the segregated account.

..........For an additional  discussion of investing in options and the risks  involved  therein,  see this  Statement and the Company's
Prospectus under "Certain Risk Factors and Investment Methods."

                  Over-the-Counter   Options.  The  Fund  may  deal  in  over-the-counter   traded  options  ("OTC  options").   Unlike
exchange-traded  options,  OTC options are  transacted  directly  with dealers and not with a clearing  corporation.  Since there is no exchange,  pricing is normally done by reference to information  from market makers,  which  information is carefully  monitored by the
Sub-advisor  and  verified in  appropriate  cases.  In writing OTC options,  the Fund  receives the premium in advance from the dealer.
OTC options are available for a greater variety of securities or other assets,  and for a wider range of expiration  dates and exercise prices, than exchange-traded options.

         The staff of the SEC takes the  position  that  purchased  OTC  options and the assets used as "cover" for written OTC options are illiquid  securities.  Accordingly,  the Fund will only engage in OTC options transactions with dealers that have been specifically approved by the Sub-advisor.  The Sub-advisor  believes that the approved dealers should be able to enter into closing  transactions if necessary  and,  therefore,  present  minimal  credit  risks to the Fund.  The  Sub-advisor  will monitor the  creditworthiness  of the approved  dealers on an on-going  basis.  The Fund currently will not engage in OTC options  transactions if the amount invested by the
Fund in OTC options,  plus a "liquidity  charge"  related to OTC options  written by the Fund,  plus the amount invested by the Fund in other  illiquid  securities,  would  exceed 15% of the Fund's net  assets.  The  "liquidity  charge"  referred  to above is computed as described below.

         The Fund  anticipates  entering into agreements with dealers to which the Fund sells OTC options.  Under these  agreements the
Fund would  have the  absolute  right to  repurchase  the OTC  options  from the dealer at any time at a price no greater  than a price established  under the  agreements  (the  "Repurchase  Price").  The  "liquidity  charge"  referred to above for a specific  OTC option transaction  will be the Repurchase  Price related to the OTC option less the intrinsic  value of the OTC option.  The intrinsic  value of an OTC call option for such purposes will be the amount by which the current  market value of the  underlying  security  exceeds the exercise  price.  In the case of an OTC put option,  intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying  security.  If there is no such agreement  requiring a dealer to allow the Fund to repurchase a specific
OTC option written by the Fund,  the "liquidity  charge" will be the current market value of the assets serving as "cover" for such OTC option.

                  Options on  Securities  Indices.  The Fund, as part of its options  transactions,  may also use options on securities indices in an attempt to hedge against market  conditions  affecting the value of securities that the Fund owns or intends to purchase, and not for  speculation.  When the Fund writes an option on a securities  index, it will be required to deposit with its custodian and mark-to-market  eligible  securities  to the  extent  required  by  applicable  regulation.  Where the Fund  writes a call  option on a securities index at a time when the contract value exceeds the exercise price, the Fund will also segregate and  mark-to-market,  until the option  expires or is closed out,  cash or cash  equivalents  equal in value to such  excess.  The Fund may also  purchase and sell options on indices other than securities  indices,  as available,  such as foreign currency indices.  Because index options are settled in cash, a call writer  cannot  determine  the amount of its  settlement  obligations  in advance and,  unlike call writing on specific securities,  cannot cover its potential  settlement  obligations  by acquiring  and holding the  underlying  securities.  Index options involve risks similar to those risks relating to transactions in financial futures contracts described below.

         For an additional  discussion of investing in OTC options and options on securities  indices,  and the risks involved therein, see this Statement and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Financial  Futures  Contracts and Related  Options.  The Fund may enter into  financial  futures  contracts.  This  investment technique is designed  primarily to hedge (i.e.  protect) against  anticipated  future changes in market conditions or foreign exchange rates which otherwise might affect  adversely the value of securities or other assets which the Fund holds or intends to purchase.  For example,  when the near-term market view is bearish but the portfolio  composition is judged satisfactory for the longer term, exposure to temporary  declines in the market may be reduced by entering  into  futures  contracts  to sell  securities  or the cash value of an index.  Conversely,  where the near-term  view is bullish,  but the Fund is believed to be well  positioned  for the longer term with a high cash  position,  the Fund can hedge  against  market  increases by entering into futures  contracts to buy  securities or the cash value of an index.  In either case, the use of futures  contracts would tend to minimize  portfolio  turnover and facilitate the Fund's pursuit of its investment  objective.  Also, if the Fund owned  long-term bonds and interest rates were expected to rise, it could sell financial futures contracts.  If interest rates did increase,  the value of the bonds held by the Fund would decline,  but this decline would be offset in whole or in part by an  increase in the value of the Fund's  futures  contracts.  If, on the other  hand,  long-term interest rates were expected to decline,  the Fund could hold  short-term debt securities and benefit from the income earned by holding such  securities,  while at the  same  time the Fund  could  purchase  futures  contracts  on  long-term  bonds or the cash  value of a securities  index.  Thus,  the Fund could take  advantage of the  anticipated  rise in the value of long-term  bonds  without  actually buying them.  The futures  contracts  and  short-term  debt  securities  could then be  liquidated  and the cash  proceeds  used to buy long-term  bonds.  At the time of delivery,  in the case of a contract  relating to fixed income  securities,  adjustments  are made to recognize  differences  in value arising from the delivery of  securities  with a different  interest  rate than that  specified in the contract.  In some cases,  securities  to be delivered  under a futures  contract may not have been issued at the time the contract was written.

         The market prices of futures  contracts may be affected by certain  factors.  If  participants  in the futures market elect to close  out  their  contracts  through  offsetting  transactions  rather  than  meet  margin  requirements,  distortions  in the  normal relationship  between the assets and  futures  market  could  result.  Price  distortions  also could  result if  investors  in futures contracts decide to make or take delivery of underlying  securities or other assets rather than engage in closing  transactions because of the resultant  reduction in the liquidity of the futures  market.  In addition,  because margin  requirements  in the futures market are less onerous than margin  requirements  in the cash market,  increased  participation  by  speculators  in the futures market could cause  temporary  price  distortions.  Due to the  possibility  of these price  distortions  and because of the  imperfect  correlation between movements in the prices of securities or other assets and movements in the prices of futures  contracts,  a correct forecast of market trends by the Sub-advisor still may not result in a successful hedging transaction.

         The Fund may purchase and write call and put options on financial  futures  contracts.  Options on futures  contracts  involve risks similar to those risks relating to  transactions in financial  futures  contracts.  For an additional  discussion of investing in financial  futures  contracts and options on financial  futures  contracts and the risks involved  therein,  see this Statement and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

..........Section 4(2) Paper.  The Fund may invest in commercial  paper issued by major  corporations  under the  Securities Act of 1933 in reliance on the exemption  from  registration  afforded by Section  3(a)(3)  thereof.  Such  commercial  paper may be issued only to finance  current  transactions  and must mature in nine months or less.  Such  commercial  paper is traded  primarily by  institutional investors through investment dealers,  and individual investor  participation in the commercial paper market is very limited.  The Fund also may invest in commercial paper issued in reliance on the so-called  "private  placement"  exemption from registration  afforded by
Section 4(2) of the  Securities  Act of 1933  ("Section  4(2) paper").  Section 4(2) paper is restricted  as to  disposition  under the federal  securities  laws, and generally is sold to institutional  investors,  such as the Fund, who agree that they are purchasing the paper for  investment  and not with a view to  public  distribution.  Any  resale by the  purchaser  must be in an exempt  transaction.
Section 4(2) paper  normally is resold to other  institutional  investors  through or with the  assistance  of the issuer or investment dealers who make a market in the Section 4(2) paper,  thus providing  liquidity.  Section 4(2) paper will be considered  illiquid,  and subject to the Fund's limitation on investing in illiquid securities,  unless the Sub-advisor  determines such Section 4(2) paper to be liquid under guidelines established by the Board of Directors of the Company.

         Collateralized  Obligations.  The Fund may invest in asset-backed  and  mortgage-backed  securities,  including  interest only
("IO") and principal  only ("PO")  securities  (collectively,  "collateralized  obligations").  A  collateralized  obligation is a debt security issued by a corporation,  trust or custodian,  or by a U.S. Government agency or instrumentality,  that is collateralized by a portfolio  or pool of  mortgages,  mortgage  pass-through  securities,  U.S.  Government  securities  or other  assets.  Collateralized obligations, depending on their structure and the rate of prepayments, can be volatile.

         The Fund  will  currently  invest  in only  those  collateralized  obligations  that are  fully  collateralized  and would not materially  alter the risk profile of the Fund. Fully  collateralized  means that the collateral will generate cash flows sufficient to meet  obligations  to holders  of the  collateralized  obligations  under  even the most  conservative  prepayment  and  interest  rate projections.  Thus, the collateralized  obligations are structured to anticipate a worst case prepayment  condition and to minimize the reinvestment  rate risk for cash flows between  coupon dates for the  collateralized  obligations.  A worst case  prepayment  condition generally assumes immediate  prepayment of all securities  purchased at a premium and zero prepayment of all securities  purchased at a discount.  Reinvestment  rate risk may be  minimized by assuming  very  conservative  reinvestment  rates and by other means such as by maintaining the flexibility to increase  principal  distributions in a low interest rate  environment.  The effective credit quality of the  collateralized  obligations  in such  instances is the credit  quality of the issuer of the  collateral.  The  requirements  as to collateralization  are determined by the issuer or sponsor of the  collateralized  obligation in order to satisfy rating  agencies,  if rated.  The Fund does not currently intend to invest more than 5% of its total assets in collateralized obligations.

         Because some  collateralized  obligations are issued in classes with varying  maturities and interest rates,  the investor may obtain  greater  predictability  of maturity  through these  collateralized  obligations  than through  direct  investments in mortgage pass-through  securities.  Classes  with  shorter  maturities  may have lower  volatility  and lower  yield  while  those  with  longer maturities may have higher  volatility and higher yield.  Payments of principal and interest on the  underlying  collateral  securities are not passed through directly to the holders of these  collateralized  obligations.  Rather, the payments on the underlying portfolio or pool of obligations  are used to pay interest on each class and to retire  successive  maturities in sequence.  These  relationships may in effect "strip" the interest payments from principal  payments of the underlying  obligations and allow for the separate purchase of either the interest or the principal  payments,  sometimes  called  interest only ("IO") and principal  only ("PO")  securities.  By investing  in IOs and POs, an  investor  has the option to select from a pool of  underlying  collateral  the portion of the cash flows that most closely corresponds to the investor's forecast of interest rate movements.

         Collateralized  obligations are designed to be retired as the underlying  obligations  are repaid.  In the event of prepayment on or call of such securities,  the class of collateralized  obligation first to mature generally will be paid down first.  Although in most cases the issuer of  collateralized  obligations  will not supply  additional  collateral in the event of such  prepayment,  there generally  will be sufficient  collateral to secure  collateralized  obligations  that remain  outstanding.  Governmentally-issued  and privately-issued  IO's and PO's will be considered  illiquid for purposes of the Fund's  limitation on illiquid  securities unless they are determined to be liquid under guidelines established by the Board of Directors.

         In reliance on an interpretation by the SEC, the Fund's investments in certain qualifying  collateralized  obligations are not subject to the  limitations in the 1940 Act regarding  investments  by a registered  investment  company,  such as the Fund, in another investment company.

         Inverse  Floaters.  The Fund  may  also  invest  in  "inverse  floaters."  These  inverse  floaters  are  more  volatile  than conventional  fixed or floating rate  collateralized  obligations,  and their yield and value will  fluctuate in inverse  proportion to changes in the index upon which rate  adjustments  are based.  As a result,  the yield on an inverse  floater will  generally  increase when market yields (as  reflected by the index)  decrease and decrease when market  yields  increase.  The extent of the  volatility of inverse  floaters  depends on the extent of anticipated  changes in market rates of interest.  Generally,  inverse floaters provide for interest rate  adjustments  based upon a multiple of the specified  interest  index,  which further  increases  their  volatility.  The degree  of  additional  volatility  will be  directly  proportional  to the size of the  multiple  used in  determining  interest  rate adjustments.  Currently, the Fund does not intend to invest more than 5% of its net assets in inverse floaters.

..........For an additional  discussion of investing in collateralized  obligations and the risks involved  therein,  see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

Investment  Policies Which May Be Changed  Without  Shareholder  Approval.  The following  limitations  are applicable to the ASAF DeAM
Large-Cap Growth Fund.  These  limitations are not  "fundamental"  restrictions and may be changed without  shareholder  approval.  The
Fund will not:

..........1.       Change  its  policy to invest at least 80% of the value of its  assets in large  capitalization  companies  unless it provides 60 days prior written notice to its shareholders.

         2.       Invest for the purpose of exercising control or management of another issuer.

         3.       Purchase securities of other investment companies, except in compliance with the 1940 Act.

         4.       Invest more than 15% of its net assets in illiquid securities.

ASAF T. ROWE PRICE TAX MANAGED FUND:

Investment  Objective:  The investment  objective of the Fund is to seek  attractive  long-term  capital  appreciation  on an after tax basis.  The Fund will normally  invest  primarily in common stocks.  Assets of the Fund invested in equity  securities  will be subject to all of the risks of investing in the stock market.

Investment Policies:

..........Foreign  Securities.  The Fund may invest up to 25% of its total assets (excluding  reserves) in U.S.  dollar-denominated  and
non-U.S.  dollar-denominated securities of foreign issuers. These include  nondollar-denominated  securities traded outside of the U.S.
and  dollar-denominated  securities of foreign  issuers  traded in the U.S.  (such as ADRs).  Such  investments  increase a portfolio's diversification  and may enhance  return,  but they also involve some special  risks,  such as exposure to  potentially  adverse local, political,  and economic  developments;  nationalization  and exchange  controls;  potentially  lower liquidity and higher  volatility;
possible problems arising from accounting,  disclosure,  settlement,  and regulatory practices that differ from U.S. standards; and the chance that  fluctuations in foreign  exchange rates will decrease the investment's  value (favorable  changes can increase its value).
These risks are heightened for  investments in developing  countries,  and there is no limit on the amount of fund foreign  investments that may be made in such countries.

..........Hybrid  Instruments.  Hybrid  Instruments (a type of  potentially  high-risk  derivative)  can combine the elements of futures contracts or options with those of debt,  preferred  equity,  or a depositary  instrument  (hereinafter  "Hybrid  Instruments").  Thus,
Hybrid  Instruments may take a variety of forms,  including,  but not limited to, debt instruments with interest or principal  payments or redemption  terms  determined  by reference to the value of a currency or commodity or  securities  index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency,  or convertible  securities with the conversion terms related to a particular  commodity.  Hybrids can have volatile  prices and limited  liquidity and their use may be  unsuccessful.
The Fund may invest up to 10% of its total assets in hybrid instruments.

..........For a discussion of certain risks  involved in investing in hybrid  instruments  see this SAI under  "Certain Risk Factors and
Investment Methods."

..........Warrants.  The Fund may acquire  warrants.  For a discussion of certain risks  involved  therein,  see this SAI under "Certain
Risk Factors and Investment Methods."

..........Futures Contracts:

..........Transactions in Futures.  Futures contracts are a type of potentially  high-risk  derivative.  The Fund may enter into futures contracts including stock index, interest rate, and currency futures ("futures" or "futures contracts").

..........Stock index  futures  contracts  may be used to provide a hedge for a portion of the Fund's  portfolio,  as a cash  management tool, or as an efficient way for the Sub-advisor to implement  either an increase or decrease in portfolio  market exposure in response to changing  market  conditions.  The Fund may purchase or sell futures  contracts  with respect to any stock index.  Nevertheless,  to hedge the Fund's  portfolio  successfully,  the Fund must sell futures  contacts with respect to indices or subindices  whose movements will have a significant correlation with movements in the prices of the Fund's portfolio securities.

..........Interest rate or currency futures  contracts may be used as a hedge against changes in prevailing  levels of interest rates or currency  exchange rates in order to establish more definitely the effective  return on securities or currencies held or intended to be acquired  by the Fund.  In this  regard,  the Fund could sell  interest  rate or  currency  futures as an offset  against the effect of expected  increases in interest rates or currency  exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

..........The Fund will enter into futures  contracts which are traded on national and foreign futures  exchanges,  and are standardized as to maturity date and underlying  financial  instrument.  Futures  exchanges and trading in the United States are regulated under the
Commodity  Exchange Act by the CFTC.  Although  techniques other than the sale and purchase of futures  contracts could be used for the above-referenced  purposes,  futures  contracts offer an effective and relatively low cost means of implementing the Fund's  objectives in these areas.

..........Regulatory  Limitations.  If the Fund  purchases or sells  futures  contracts or related  options which do not qualify as bona fide hedging under  applicable  CFTC rules,  the aggregate  initial margin  deposits and premium  required to establish those positions cannot exceed 5% of the liquidation  value of the Fund after taking into account  unrealized  profits and unrealized losses on any such contracts it has entered into;  provided,  however,  that in the case of an option that is  in-the-money  at the time of purchase,  the in-the-money  amount may be excluded in calculating the 5% limitation.  For purposes of this policy,  options on futures  contracts and foreign  currency  options traded on a commodities  exchange will be considered  "related  options." This policy may be modified by the
Directors of the Company without a shareholder vote and does not limit the percentage of the Fund's assets at risk to 5%.

..........In  instances  involving  the  purchase of futures  contracts  or the writing of call or put options  thereon by the Fund,  an amount of cash,  liquid  assets,  or other  suitable  collateral  as  permitted  by the SEC,  equal to the market  value of the futures contracts  and  options  thereon  (less  any  related  margin  deposits),  will be  identified  by the Fund to cover the  position,  or alternative  cover (such as owning an offsetting  position)  will be employed.  Assets used as cover or held in an  identified  account cannot be sold while the position in the  corresponding  option or future is open,  unless they are replaced with similar assets.  As a result,  the commitment of a large portion of the Fund's assets to cover or identified  accounts could impede  portfolio  management or the Fund's ability to meet redemption requests or other current obligations.

..........Options on Futures  Contracts.  The Fund may  purchase  and sell  options on the same types of futures in which it may invest.
Writing a put option on a futures  contract  serves as a partial hedge against an increase in the value of securities  the Fund intends to acquire.  If the futures  price at  expiration  of the option is above the exercise  price,  the Fund will retain the full amount of the premium  which  provides a partial  hedge  against any  increase  that may have  occurred in the price of the  securities  the Fund intends to acquire.  If the futures  price when the option is  exercised is below the exercise  price,  however,  the Fund will incur a loss, which may be wholly or partially offset by the decrease in the price of the securities the Fund intends to acquire.

..........As an  alternative to writing or purchasing  call and put options on stock index futures,  the Fund may write or purchase call and put options on stock  indices.  Such options  would be used in a manner  similar to the use of options on futures  contracts.  From time to time a single  order to purchase or sell  futures  contracts  (or options  thereon) may be made on behalf of the Fund and other funds.  Such  aggregated  orders would be allocated  among the Fund and the other funds in a fair and  non-discriminatory  manner.  See this SAI and Company's  Prospectus  under "Certain Risk Factors and  Investment  Methods" for a description of certain risks in options and futures contracts.

..........Additional  Futures  and  Options  Contracts.  Although  the Fund has no current  intention  of engaging in futures or options transactions  other than those  described  above,  it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.

..........Federal Tax  Treatment of Options,  Futures  Contracts,  and Forward  Foreign  Exchange  Contracts.  Although the Fund invests almost  exclusively  in securities  that  generate  income that is exempt from federal  income  taxes,  the Fund may enter into certain option,  futures,  and foreign exchange contracts,  including options and futures on currencies,  which will be treated as Section 1256 contracts or straddles that are not exempt from such taxes.  Therefore,  use of the investment  techniques described above could result in taxable income to shareholders of the Fund.

..........Transactions  which are  considered  Section 1256  contracts  will be  considered to have been closed at the end of the Fund's fiscal year and any gains or losses  will be  recognized  for tax  purposes at that time.  Gains or losses  recognized  from the normal closing or settlement of such  transactions  will be  characterized  as 60% long-term  capital gain or loss and 40% short-term  capital gain or loss,  without  regard to the  holding  period of the  contract.  The Fund will be  required  to  distribute  net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

..........Options,  futures,  and forward  foreign  exchange  contracts,  including  options and futures on  currencies,  which offset a foreign  dollar-denominated  bond or currency  position  may be  considered  straddles  for tax  purposes,  in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized  gain in an offsetting  position.  The holding period of the  securities  or  currencies  comprising  the  straddle  will be deemed not to begin until the straddle is  terminated.  The holding period of the security  offsetting an  "in-the-money  qualified  covered call" option on an equity security will not include the period of time the option is outstanding.

..........Losses on written  covered calls and purchased  puts on  securities,  excluding  certain  "qualified  covered call" options on equity  securities,  may be long-term capital losses, if the security covering the option was held for more than 12 months prior to the writing of the option.

..........In order for the Fund to continue to qualify for federal  income tax  treatment as a regulated  investment  company,  at least
90% of its gross income for a taxable year must be derived from  qualifying  income,  i.e.,  dividends,  interest,  income derived from loans of securities,  and gains from the sale of securities or currencies.  Tax  regulations  could be issued  limiting the extent that net gain realized from option,  futures,  or foreign forward exchange  contracts on currencies is qualifying income for purposes of the
90% requirement.

..........As a result of the "Taxpayer Relief Act of 1997," entering into certain options,  futures contracts,  or forward contracts may result in the "constructive sale" of offsetting stocks or debt securities of the Fund.

Options on Securities

..........Writing  Covered  Call  Options.  The Fund may write (sell)  American or European  style  "covered"  call options and purchase options to close out options previously written by the Fund. In writing covered call options,  the Fund expects to generate  additional premium  income which  should  serve to enhance the Fund's  total return and reduce the effect of any price  decline of the security or currency  involved  in the  option.  Covered  call  options  will  generally  be written on  securities  or  currencies  which,  in the
Sub-advisor's  opinion,  are not expected to have any major price increases or moves in the near future but which,  over the long term, are deemed to be attractive investments for the Fund.

..........The Fund  generally  will write only covered call  options.  This means that the Fund will either own the security or currency subject to the option or an option to purchase  the same  underlying  security or currency,  having an exercise  price equal to or less than the  exercise  price of the  "covered"  option.  From time to time,  the Fund will  write a call  option  that is not  covered  as indicated  above but where the Fund will  establish and maintain with its custodian for the term of the option,  an account  consisting of cash, U.S. government securities,  other liquid high-grade debt obligations,  or other suitable cover as permitted by the SEC having a value equal to the fluctuating market value of the optioned securities or currencies.

..........Fund  securities  or  currencies  on which call  options may be written will be  purchased  solely on the basis of  investment considerations  consistent  with the Fund's  investment  objective.  The writing of covered call options is a  conservative  investment technique  believed to involve  relatively  little  risk (in  contrast to the  writing of naked or  uncovered  options,  which the Fund generally  will not do), but capable of enhancing  the Fund's total  return.  When writing a covered call option,  the Fund,  in return for the premium,  gives up the opportunity  for profit from a price increase in the underlying  security or currency above the exercise price,  but conversely  retains the risk of loss should the price of the security or currency  decline.  Unlike one who owns securities or  currencies  not subject to an option,  the Fund has no control over when it may be required to sell the  underlying  securities  or currencies,  since it may be assigned an exercise  notice at any time prior to the expiration of its obligation as a writer.  If a call option  which the Fund has  written  expires,  the Fund will  realize a gain in the amount of the  premium;  however,  such gain may be offset by a decline in the market  value of the  underlying  security  or  currency  during the option  period.  If the call  option is exercised,  the Fund will realize a gain or loss from the sale of the  underlying  security or  currency.  The Fund does not consider a security  or  currency  covered by a call to be  "pledged"  as that term is used in the Fund's  policy  which  limits the  pledging  or mortgaging of its assets.

..........The premium  received is the market  value of an option.  The premium the Fund will  receive  from  writing a call option will reflect,  among other things, the current market price of the underlying  security or currency,  the relationship of the exercise price to such market price,  the historical  price  volatility of the underlying  security or currency,  and the length of the option period.
Once the decision to write a call option has been made,  the  Sub-advisor,  in determining  whether a particular  call option should be written on a particular  security or currency,  will consider the  reasonableness of the anticipated  premium and the likelihood that a liquid  secondary  market will exist for those  options.  The premium  received by the Fund for writing  covered  call  options will be recorded as a liability of the Fund.  This  liability will be adjusted  daily to the option's  current market value,  which will be the latest sale price at the time at which the net asset value per share of the Fund is  computed  (close of the New York Stock  Exchange), or, in the absence of such sale,  the latest asked price.  The option will be terminated  upon  expiration of the option,  the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

..........The Fund will realize a profit or loss from a closing  purchase  transaction  if the cost of the  transaction  is less or more than the premium  received  from the writing of the  option.  Because  increases  in the market  price of a call option will  generally reflect increases in the market price of the underlying  security or currency,  any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

..........The Fund will not write a covered call option if, as a result,  the  aggregate  market value of all  portfolio  securities  or currencies  covering  written call or put options  exceeds 25% of the market  value of the Fund's net assets.  In  calculating  the 25%
limit,  the Fund will offset,  against the value of assets  covering  written calls and puts, the value of purchased  calls and puts on identical securities or currencies with identical maturity dates.

..........Writing Covered Put Options.  The Fund may write American or European style covered put options and purchase  options to close out options previously written by the Fund.

..........The Fund would write put options only on a covered  basis,  which means that the Fund would  maintain in a segregated  account cash, U.S.  government  securities,  other liquid high-grade debt obligations,  or other suitable cover as determined by the SEC, in an amount not less than the  exercise  price or the Fund will own an option to sell the  underlying  security or  currency  subject to the option having an exercise price equal to or greater than the exercise  price of the "covered"  option at all times while the put option is outstanding.  (The rules of a clearing  corporation  currently  require that such assets be deposited in escrow to secure payment of the exercise price.)

..........The Fund would generally write covered put options in  circumstances  where the Sub-advisor  wishes to purchase the underlying security or currency  for the Fund's  portfolio at a price lower than the current  market  price of the  security or currency.  In such event the Fund would write a put option at an exercise price which,  reduced by the premium received on the option,  reflects the lower price it is willing to pay.  Since the Fund would also  receive  interest on debt  securities  or  currencies  maintained  to cover the exercise price of the option,  this technique  could be used to enhance current return during periods of market  uncertainty.  The risk in such a transaction  would be that the market price of the  underlying  security or currency  would decline below the exercise  price less the premiums  received.  Such a decline could be substantial and result in a significant loss to the Fund. In addition,  the Fund, because it does not own the  specific  securities  or  currencies  which it may be required to purchase in exercise of the put,  cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

..........The Fund will not write a covered put option if, as a result,  the  aggregate  market  value of all  portfolio  securities  or currencies  covering put or call options exceeds 25% of the market value of the Fund's net assets.  In calculating  the 25% limit,  the
Fund will  offset,  against the value of assets  covering  written puts and calls,  the value of purchased  puts and calls on identical securities or currencies with identical maturity dates.

..........Purchasing  Put Options.  The Fund may purchase  American or European  style put options.  As the holder of a put option,  the
Fund has the right to sell the  underlying  security or currency at the exercise  price at any time during the option period  (American style) or at the expiration of the option  (European  style).  The Fund may enter into closing sale  transactions  with respect to such options,  exercise  them or permit  them to expire.  The Fund may  purchase  put  options  for  defensive  purposes in order to protect against an anticipated decline in the value of its securities or currencies.

..........The  premium  paid by the Fund when  purchasing  a put option  will be  recorded  as an asset of the Fund.  This asset will be adjusted daily to the option's  current market value,  which will be the latest sale price at the time at which the net asset value per share of the Fund is computed  (close of New York Stock  Exchange),  or, in the absence of such sale, the latest bid price.  This asset will be terminated  upon  expiration  of the option,  the selling  (writing) of an identical  option in a closing  transaction,  or the delivery of the underlying security or currency upon the exercise of the option.

..........Purchasing Call Options.  The Fund may purchase American or European style call options.  As the holder of a call option,  the
Fund has the right to  purchase  the  underlying  security  or currency  at the  exercise  price at any time  during the option  period
(American style) or at the expiration of the option (European  style).  The Fund may enter into closing sale  transactions with respect to such  options,  exercise  them or permit them to expire.  The Fund may  purchase  call  options for the  purpose of  increasing  its current return or avoiding tax  consequences  which could reduce its current  return.  The Fund may also purchase call options in order to acquire the underlying securities or currencies.

..........The Fund will not commit  more than 5% of its assets to  premiums  when  purchasing  call and put  options.  The Fund may also purchase call options on underlying  securities or currencies it owns in order to protect  unrealized gains on call options  previously written by it. A call option would be purchased for this purpose where tax  considerations  make it  inadvisable  to realize such gains through a closing purchase transaction.  Call options may also be purchased at times to avoid realizing losses.

..........Dealer  (Over-the-Counter)  Options. The Fund may engage in transactions involving dealer options.  Certain risks are specific to dealer  options.  While the Fund would look to a clearing  corporation  to  exercise  exchange-traded  options,  if the Fund were to purchase a dealer  option,  it would rely on the dealer  from whom it  purchased  the option to perform if the option  were  exercised.
Failure by the dealer to do so would  result in the loss of the  premium  paid by the Fund as well as loss of the  expected  benefit of the transaction.  For a discussion of dealer options, see this SAI under "Certain Risk Factors and Investment Methods."

..........Lending of Portfolio  Securities.  Securities loans are made to  broker-dealers,  institutional  investors,  or other persons, pursuant to agreements  requiring that the loans be continuously  secured by collateral at least equal at all times to the value of the securities  lent,  marked to market on a daily basis.  The  collateral  received  will  consist of cash,  U.S.  government  securities, letters of credit,  or such other  collateral as may be permitted  under its investment  program.  While the securities are being lent, the Fund will  continue  to receive the  equivalent  of the  interest or  dividends  paid by the issuer on the  securities,  as well as interest  on the  investment  of the  collateral  or a fee from the  borrower.  The Fund has a right to call each loan and  obtain  the securities,  within such period of time which  coincides with the normal  settlement  period for purchases and sales of such securities in the respective  markets.  The Fund will not have the right to vote on securities  while they are being lent, but it will call a loan in  anticipation  of any important  vote.  The risks in lending  portfolio  securities,  as with other  extensions  of secured  credit, consist of possible  delay in receiving  additional  collateral or in the recovery of the  securities or possible loss of rights in the collateral  should the borrower fail  financially.  Loans will only be made to firms deemed by the  Sub-advisor  to be of good standing and will not be made unless,  in the judgment of the  Sub-advisor,  the  consideration  to be earned from such loans would  justify the risk.

..........Reverse Repurchase Agreements.  Although the Fund has no current intention of engaging in reverse repurchase  agreements,  the
Fund reserves the right to do so.  Reverse  repurchase  agreements are ordinary  repurchase  agreements in which the Fund is the seller of,  rather  than the  investor  in,  securities,  and agrees to  repurchase  them at an agreed  upon time and price.  Use of a reverse repurchase  agreement may be  preferable to a regular sale and later  repurchase of the  securities  because it avoids  certain  market risks and transaction costs.

..........Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF
T. Rowe Price Tax Managed  Fund.  These  limitations  are not  "fundamental"  restrictions  and may be changed by the  Directors of the
Company without shareholder approval.  The Fund will not:

         1.   Purchase additional securities when money borrowed exceeds 5% of its total assets;

         2.   Invest in companies for the purpose of exercising management or control;

         3.   Purchase a futures  contract or an option  thereon,  if, with respect to positions in futures or options on futures which do not represent bona fide hedging,  the aggregate  initial margin and premiums on such options would exceed 5% of the Fund's net asset value;

         4.   Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities;

         5.   Purchase securities of open-end or closed-end  investment  companies except in compliance with the Investment Company Act of 1940 or in accordance with any exemptive orders received by the Investment Advisor;

         6.   Purchase securities on margin,  except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) it may make margin deposits in connection with futures contracts or other permissible investments;

         7.   Mortgage,  pledge,  hypothecate or, in any manner,  transfer any security owned by the Fund as security for  indebtedness except as may be  necessary  in  connection  with  permissible  borrowings  or  investments  and then  such  mortgaging,  pledging,  or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of borrowing or investment;

         8.   Purchase  participations  or other direct  interests  in, or enter into leases with respect to oil, gas, or other mineral exploration  or  development  programs  if, as a result  thereof,  more than 5% of the value of the total  assets of the Fund  would be invested in such programs;

         9.   Invest in puts, calls,  straddles,  spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information;

         10.  Effect short sales of securities; or

         11.  Invest in warrants  if, as a result  thereof,  more than 10% of the value of the net assets of the Fund would be invested in warrants.

ASAF ALLIANCE/BERNSTEIN GROWTH + VALUE FUND:

Investment  Objective:  The investment objective of the Fund is to seek capital growth by investing  approximately 50% of its assets in growth stocks of large companies and 50% of its assets in value stocks of large companies.

Investment Policies:

         Convertible Securities.  The Fund may invest in convertible  securities,  which are convertible at a stated exchange rate into common  stock.  Prior to their  conversion,  convertible  securities  have the same general  characteristics  as  non-convertible  debt securities,  as they provide a stable  stream of income with  generally  higher  yields than those of equity  securities of the same or similar issuers.  As with all debt securities,  the market value of convertible  securities tends to decline as interest rates increase and,  conversely,  to increase as interest rates decline.  Convertible  securities  generally  offer lower interest or dividend  yields than  non-convertible debt securities of similar quality.  However,  when the market price of the common stock underlying a convertible security increases,  the price of the convertible security  increasingly reflects the value of the underlying common stock and may rise accordingly.  As the market price of the underlying common stock declines,  the convertible  security tends to trade  increasingly on a yield basis,  and thus may not  depreciate to the same extent as the underlying  common stock.  Convertible  securities  rank senior to common  stocks on an issuer's  capital  structure.  They are  consequently  of higher  quality  and entail less risk than the  issuer's common  stock,  although the extent to which such risk is reduced  depends in large  measure  upon the degree to which the  convertible security  sells above its value as a fixed income  security.  The Fund may invest up to 20% of the growth  portion of its net assets in the  convertible  securities  of companies  whose common  stocks are  eligible for purchase by the Fund under the  investment  policies described  above.  Additional  information  about  convertible  securities is included in the Company's  Prospectus under "Certain Risk
Factors and Investment Methods."

         Rights and  Warrants.  The Fund may invest up to 5% of the growth  portion of its net assets in rights or  warrants,  but will do so only if the equity  securities  themselves  are deemed  appropriate  by the  Sub-advisor  for  inclusion in the Fund.  Rights and warrants may be more  speculative  than certain other types of  investments in that they do not entitle a holder to dividends or voting rights with respect to the  securities  which may be purchased nor do they  represent any rights in the assets of the issuing  company.
Also,  the  value  of a right  or  warrant  does not  necessarily  change  with the  value  of the  underlying  securities.  Additional information about warrants is included in the Company's Prospectus under "Certain Risk Factors and Investment Methods."

..........Foreign  Securities.  The Fund may  invest  up to 15% of the  value of its  total  assets  in  foreign  securities.  A foreign security is a security  issued by a non-U.S.  company  which is defined as a company that (i) is organized  outside the United  States;
(ii) has their  principal  place of business  outside the United States;  and (iii) issue  securities  traded  principally in a foreign country.  Companies  that do not fall within the  definition of a non-U.S.  company shall be considered a U.S.  company for purposes of this definition.  American  Depositary  Receipts (ADRs) are not considered foreign securities for the purposes of the 15% limitation on foreign  securities.  Additional  information about foreign  securities and their risks is included in this Statement and the Company's
Prospectus under "Certain Risk Factors and Investment Methods."

Options and Futures:

While the Fund does not  anticipate  utilizing  them on a regular  basis,  the Fund may from  time to time may  engage in  options  and futures  transactions as described below.  Additional  information about option,  futures and their risks is included in this Statement and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Options  on  Securities.  The Fund may  write  exchange-traded  call  options  on common  stocks,  and may  purchase  and sell exchange-traded call and put options on common stocks written by others or combinations thereof.  The Fund will not write put options.

         Generally,  the opportunity for profit from the writing of options is higher,  and  consequently  the risks are greater,  when the stocks  involved are lower  priced or volatile,  or both.  While an option that has been  written is in force,  the maximum  profit that may be derived  from the  optioned  stock is the  premium  less  brokerage  commissions  and fees.  The Fund will not write a call unless the Fund at all times during the option period owns either (a) the optioned  securities  or has an absolute and immediate  right to acquire that security without  additional cash  consideration (or for additional cash  consideration held in a segregated account by its custodian) upon  conversion or exchange of other  securities held in its portfolio or (b) a call option on the same security and in the same  principal  amount as the call  written  where the  exercise  price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise  price of the call written if the  difference  is maintained by the Fund in liquid assets in a segregated account with its Custodian.

         Premiums  received by the Fund in connection  with writing call options will vary widely.  Commissions,  stock  transfer taxes and other expenses of the Fund must be deducted from such premium  receipts.  Calls written by the Fund will  ordinarily be sold either on a national  securities  exchange or through put and call  dealers,  most,  if not all, of whom are members of a national  securities exchange on which options are traded,  and will be endorsed or guaranteed  by a member of a national  securities  exchange or qualified broker-dealer.  The endorsing or  guaranteeing  firm requires that the option writer (in this case the Fund)  maintain a margin account containing either corresponding stock or other equity as required by the endorsing or guaranteeing firm.

         The Fund will not sell a call  option  written  by it if,  as a result of the sale,  the  aggregate  of the  Fund's  portfolio securities  subject to  outstanding  call options  (valued at the lower of the option price or market value of such  securities)  would exceed 15% of the growth portion of the Fund's total assets.

         The Fund may purchase or write options on  securities of the types in which it is permitted to invest in privately  negotiated
(i.e.,  over-the-counter)  transactions.  The  Sub-advisor  has adopted  procedures for monitoring  the  creditworthiness  of financial institutions with which over-the-counter options transactions are effected.

         In buying a call,  the Fund would be in a position  to realize a gain if,  during the option  period,  the price of the shares increased  by an amount in excess of the premium paid and  commissions  payable on  exercise.  It would  realize a loss if the price of the  security  declined  or  remained  the same or did not  increase  during  the  period by more than the  amount of the  premium  and commissions  payable on  exercise.  In buying a put, the Fund would  realize a loss if the price of the security  increased or remained the same or did not  decrease  during  that  period by more than the amount of the  premium and  commissions  payable on  exercise.  In addition, the Fund could realize a gain or loss on such options by selling them.

         The  aggregate  cost of all  outstanding  options  purchased  and held by the Fund,  including  options  on market  indices as described below, will at no time exceed 10% of the growth portion of the Fund's total assets.

         Options on Market  Indices.  The Fund may  purchase and sell  exchange-traded  index  options.  Through the purchase of listed index options,  the portfolio could achieve many of the same objectives as through the use of options on individual  securities.  Price movements in the Fund's securities probably will not correlate  perfectly with movements in the level of the index and, therefore,  the
Fund would bear a risk of loss on index options  purchased by it if favorable  price  movements of the hedged  portfolio  securities do not equal or exceed  losses on the options or if adverse  price  movements of the hedged  portfolio  securities  are greater than gains realized from the options.

         Stock Index  Futures.  The Fund may purchase  and sell stock index  futures  contracts.  A stock index  futures  contract is a bilateral  agreement  pursuant to which two parties  agree to take or make  delivery of an amount of liquid assets equal to a specified dollar amount  multiplied by the difference  between the stock index value at the close of the last trading day of the contract and the price at which the futures  contract is originally  struck.  No physical  delivery of the  underlying  stocks in the index is made. The
Fund will not purchase or sell options on stock index futures contracts.

         The Fund may not purchase or sell a stock index  future if,  immediately  thereafter,  more than 30% of its total assets would be hedged by stock index futures.  The Fund may not purchase or sell a stock index future if,  immediately  thereafter,  the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

         Currently,  stock index  futures  contracts  can be purchased or sold with respect to the Standard & Poor's 500 Stock Index on the Chicago  Mercantile  Exchange,  the New York Stock  Exchange  Composite  Index on the New York Futures  Exchange and the Value Line
Stock Index on the Kansas City Board of Trade.  The Sub-advisor  does not believe that  differences in composition of the three indices will create any  differences  in the price  movements  of the stock index  futures  contracts  in  relation  to the  movements  in such indices.  However,  such  differences in the indices may result in  differences in correlation of the futures  contracts with movements in the value of the  securities  being hedged.  The Fund reserves the right to purchase or sell stock index futures  contracts that may be created in the future.

         The nature of initial  margin in futures  transactions  is  different  from that of margin in  security  transactions  in that futures contract margin does not involve the borrowing of funds to finance  transactions.  Rather,  the initial margin is in the nature of a performance  bond or good faith deposit on the contract which is returned to the Fund upon  termination  of the futures  contract, assuming all contractual obligations have been satisfied.

         There are several risks in connection  with the use of stock index  futures by the Fund as a hedging  device.  One risk arises because of the  imperfect  correlation  between  movements  in the price of the stock index  futures and  movements in the price of the securities  which are the subject of the hedge.  The price of the stock index  futures may move more than or less than the price of the securities  being hedged.  If the price of the stock index futures  moves less than the price of the  securities  which are the subject of the hedge,  the hedge will not be fully  effective  but, if the price of the  securities  being  hedged has moved in an  unfavorable direction,  the Fund would be in a better  position than if it had not hedged at all. If the price of the  securities  being hedged has moved in a favorable  direction,  this advantage will be partially  offset by the loss on the index future.  If the price of the future moves more than the price of the stock,  the Fund will  experience  either a loss or gain on the  future  which will not be  completely offset by movements in the price of the  securities  which are the subject of the hedge.  To compensate  for the imperfect  correlation of movements in the price of securities  being hedged and movements in the price of the stock index  futures,  the Fund may buy or sell stock index futures  contracts in a greater dollar amount than the dollar amount of securities  being hedged if the  volatility  over a particular  time period of the prices of such  securities has been greater than the volatility  over such time period for the index, or if otherwise  deemed to be appropriate by the  Sub-advisor.  Conversely,  the Fund may buy or sell fewer stock index futures  contracts if the  volatility  over a particular  time period of the prices of the securities  being hedged is less than the volatility  over such time period of the stock index, or if otherwise deemed to be appropriate by the Sub-advisor.

         Where futures are  purchased to hedge against a possible  increase in the price of stock before the Fund is able to invest its cash (or cash  equivalents) in stocks (or options) in an orderly fashion,  it is possible that the market may decline  instead.  If the
Sub-advisor  then concludes not to invest in stock or options at that time because of concern as to possible  further market decline or for other  reasons,  the Fund will realize a loss on the futures  contract that is not offset by a reduction in the price of securities purchased.

         The Fund's  Sub-advisor  intends to purchase  and sell  futures  contracts on the stock index for which it can obtain the best price with due consideration to liquidity.

         Portfolio  Turnover.  The  Fund's  investment  policies  as  described  above are  based on the  Sub-advisor's  assessment  of fundamentals in the context of changing market  valuations.  Therefore,  they may under some conditions  involve frequent purchases and sales of shares of a particular  issuer as well as the replacement of securities.  The  Sub-advisor  expects that more of its portfolio turnover will be  attributable  to increases and decreases in the size of particular  portfolio  positions  rather than to the complete elimination  of a  particular  issuer's  securities  from the Fund.  It is  anticipated  that the  growth  portion of the Fund may have portfolio  turnover  exceeding  100%.  For more  information on portfolio  turnover,  see this SAI and the Company's  Prospectus  under
"Portfolio Turnover."

..........Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF
Alliance/Bernstein  Growth + Value Fund. These  limitations are not "fundamental"  restrictions and may be changed without  shareholder approval.  The Fund will not:

..........1.       Invest in companies for the purpose of exercising control;

..........2.       Purchase the securities of any other investment company or investment trust, except in compliance with the 1940 Act;

..........3.       Invest in interests in oil, gas or other mineral  exploration  or development  programs,  except that it may purchase and sell securities of companies that deal in oil, gas or other mineral exploration or development programs;

..........4.       Make short  sales of  securities  or  purchase  securities  on margin  except for such  short-term  credits as may be necessary for the clearance of transactions;

         5.       Purchase  illiquid  securities if immediately  after such investment more than 15% of the Fund's net assets (taken at market value) would be so invested;

         Whenever any  investment  restriction  states a maximum  percentage of the Fund's assets which may be invested in any security or other asset, it is intended that such percentage be determined  immediately after and as a result of the Fund's  acquisition of such securities or other assets.  Accordingly,  any later increase or decrease in percentage beyond the specified  limitation resulting from changes in values or net assets will not be considered a violation of any such maximum.

ASAF SANFORD BERNSTEIN CORE VALUE FUND:

Investment Objective:  The investment objective of the Fund is to seek long-term capital growth.

Investment Policies:

         As a diversified  fund, no more than 5% of the assets of the Fund may be invested in the  securities of one issuer (other than
U.S.  Government  Securities),  except that up to 25% of the Fund's assets may be invested without regard to this limitation.  The Fund will not invest more than 25% of its assets in the securities of issuers in any one industry.

         Short-Term  Instruments.  When the Fund experiences large cash inflows or anticipates  substantial  redemption  requests,  the
Fund may hold short-term  investments for a limited time pending the purchase of equity securities.  The Fund's short-term  instruments may consist of: (i)  short-term  obligations  issued or guaranteed by the U.S.  government or any of its agencies or  instrumentalities or by any of the states;  (ii) other  short-term  debt  securities  rated AA or higher by Standard & Poor's  ("S&P") or Aa or higher by
Moody's or, if unrated,  of comparable  quality in the opinion of the  Sub-advisor;  (iii)  commercial  paper;  (iv) bank  obligations, including negotiable  certificates of deposit, time deposits and bankers' acceptances;  and (v) repurchase agreements.  At the time the
Fund invests in commercial  paper, bank obligations or repurchase  agreements,  the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's  or  outstanding  commercial  paper or bank  obligations  rated A-1 by S&P or
Prime-1 by  Moody's;  or, if no such  ratings  are  available,  the  instrument  must be of  comparable  quality in the  opinion of the
Sub-advisor.

         Certificates of Deposit and Bankers'  Acceptances.  Certificates  of deposit are receipts  issued by a depositary  institution in exchange  for the deposit of funds.  The issuer  agrees to pay the amount  deposited  plus  interest to the bearer of the receipt on the date  specified on the  certificate.  The  certificate  usually can be traded in the secondary  market prior to maturity.  Bankers'
acceptances  typically arise from short-term credit  arrangements  designed to enable businesses to obtain funds to finance  commercial transactions.  Generally,  an  acceptance  is a time draft drawn on a bank by an  exporter or an importer to obtain a stated  amount of funds to pay for specific merchandise.  The draft is then "accepted" by a bank that, in effect,  unconditionally  guarantees to pay the face value of the  instrument on its maturity  date.  The  acceptance  may then be held by the accepting  bank as an asset or it may be sold in the secondary  market at the going rate of discount for a specific  maturity.  Although  maturities for  acceptances  can be as long as 270 days, most acceptances have maturities of six months or less.

         Commercial Paper.  Commercial paper consists of short-term  (usually from 1 to 270 days) unsecured  promissory notes issued by corporations  in order to finance  their  current  operations.  A variable  amount  master  demand note (which is a type of  commercial paper)  represents a direct  borrowing  arrangement  involving  periodically  fluctuating  rates of interest  under a letter  agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

         U.S.  Government  Obligations.  The Fund may  invest in  obligations  issued or  guaranteed  by U.S.  Government  agencies  or instrumentalities.  These  obligations  may or may not be backed by the "full  faith and credit" of the United  States.  In the case of securities not backed by the full faith and credit of the United States,  the Fund must look  principally to the federal agency issuing or guaranteeing  the obligation for ultimate  repayment,  and may not be able to assert a claim against the United States itself in the event the agency or  instrumentality  does not meet its  commitments.  Government  securities in which the Fund may invest that are not backed by the full  faith and credit of the United  States  include,  but are not  limited  to,  obligations  of the  Tennessee  Valley
Authority,  the Federal Home Loan Mortgage  Corporation  and the U.S.  Postal  Service,  each of which has the right to borrow from the
U.S.  Treasury to meet its  obligations,  and  obligations  of the Federal Farm Credit System and the Federal Home Loan Banks,  both of whose  obligations may be satisfied only by the individual  credit of the issuing agency.  Securities that are backed by the full faith and credit of the United States include obligations of the Government National Mortgage  Association,  the Farmers Home Administration,
and the Export-Import Bank.

         Equity  Investments.  The Fund may invest in equity  securities  listed on any domestic  securities  exchange or traded in the over-the-counter  markets,  including ADRs and U.S. dollar  denominated  securities of foreign issuers that trade on domestic exchanges and in the  over-the-counter  markets..  They may or may not pay  dividends or carry  voting  rights.  Common  stock  occupies the most junior position in a company's capital structure.

Futures Contracts and Options on Futures Contracts.

         Futures  Contracts.  The Fund may enter into securities index futures  contracts.  U.S.  futures  contracts have been designed by exchanges which have been designated  "contracts  markets" by the CFTC, and must be executed through a futures commission  merchant, or brokerage firm, which is a member of the relevant contract market.  Futures  contracts trade on a number of exchange  markets,  and, through their  clearing  corporations,  the exchanges  guarantee  performance  of the contracts as between the clearing  members of the exchange.  These investments will be made by the Fund solely for hedging purposes.

         At the same time a futures  contract is purchased or sold,  the Fund must allocate  cash or  securities  as a deposit  payment
("initial  margin").  It is expected that the initial  margin would be  approximately  1 1/2% to 5% of a contract's  face value.  Daily thereafter,  the futures  contract is valued and the payment of  "variation  margin" may be  required,  because  each day the Fund will provide or receive cash that reflects any decline or increase in the contract's value.

         Although  futures  contracts  by their terms call for the actual  delivery or  acquisition  of  securities,  in most cases the contractual  obligation is fulfilled  before the date of the contract  without having to make or take delivery of the  securities.  The offsetting  of a  contractual  obligation  is  accomplished  by buying (or selling,  as the case may be) on a  commodities  exchange an identical  futures  contract  calling for  delivery in the same month.  Such a  transaction,  which is effected  through a member of an exchange,  cancels the  obligation to make or take delivery of the  securities.  Because  transactions  in the futures market are made, offset or fulfilled  through a  clearinghouse  associated  with the  exchange on which the  contracts  are traded,  the Fund will incur brokerage  fees when it purchases or sells futures  contracts.  The liquidity of the futures market  depends on  participants  entering into  offsetting  transactions  rather than making or taking  delivery.  To the extent  participants  decide to make or take  delivery, liquidity in the futures market could be reduced, thus producing distortion.

         In addition,  futures  contracts  entail other risks.  Nonetheless,  the  Sub-advisor  believes that use of such  contracts in certain  circumstances  will benefit the Fund. For an additional  discussion of futures contracts and the risks involved  therein,  see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Futures  Contracts.  The Fund may use stock index futures on a continual  basis to "equitize" cash so that the Fund may maintain 100% equity exposure.  The Fund will not enter into any futures  contracts or options on futures  contracts if immediately thereafter the amount of margin deposits on all the futures  contracts of the Fund and premiums paid on outstanding  options on futures contracts  owned by the Fund (other than those entered into for bona fide hedging  purposes) would exceed 5% of the market value of the total assets of the Fund.

         A futures  option gives the holder,  in return for the premium paid,  the right to buy (call) from or sell (put) to the writer of the option a futures  contract at a specified  price at any time during the period of the option.  Upon exercise,  the writer of the option is obligated to pay the  difference  between the cash value of the futures  contract and the exercise  price.  Like the buyer or seller of a futures  contract,  the holder,  or writer,  of an option has the right to terminate  its position  prior to the  scheduled expiration  of the option by selling or  purchasing  an option of the same series,  at which time the person  entering into the closing transaction  will realize a gain or loss.  The Fund will be required to deposit  initial  margin and  variation  margin with respect to put and call  options on futures  contracts  written by it pursuant to brokers'  requirements  similar to those  described  above.  Net option premiums  received will be included as initial margin deposits.  In anticipation of an increase in securities  prices,  the Fund may purchase  call  options on futures  contracts as a  substitute  for the purchase of futures  contracts to hedge  against a possible increase  in the  price of  securities  that the Fund  intends  to  purchase.  Similarly,  if the value of the  securities  held by the
Portfolio  is expected to decline,  the Fund might  purchase  put options or sell call  options on futures  contracts  rather than sell futures contracts.

         Investments in futures options  involve some of the same  considerations  that are involved in connection with  investments in futures  contracts  (for example,  the existence of a liquid  secondary  market).  In addition,  the purchase or sale of an option also entails the risk that  changes in the value of the  underlying  futures  contract  will not  correspond  to changes in the value of the option  purchased.  Depending on the pricing of the option compared to either the futures  contract upon which it is based, or upon the price of the  securities  being  hedged,  an option  may or may not be less  risky  than  ownership  of the  futures  contract  or such securities.  In general,  the market prices of options can be expected to be more  volatile  than the market  prices on the  underlying futures  contract.  Compared to the  purchase or sale of futures  contracts,  however,  the  purchase of call or put options on futures contracts  may  frequently  involve  less  potential  risk to the Fund  because the maximum  amount at risk is the premium paid for the options (plus  transaction  costs).  The writing of an option on a futures  contact  involves  risks similar to those risks relating to the sale of futures contracts.

         Options on  Securities  Indices.  The Fund may  purchase  and write (sell) call and put options on  securities  indices.  Such options  give the holder the right to receive a cash  settlement  during the term of the option based upon the  difference  between the exercise price and the value of the index.

         Options on securities  indices entail certain risks. The absence of a liquid  secondary market to close out options  positions on  securities  indices may occur,  although the  Portfolio  generally  will only  purchase or write such an option if the  Sub-advisor believes the option can be closed out.

         Use of options on  securities  indices also entails the risk that  trading in such  options may be  interrupted  if trading in certain securities  included in the index is interrupted.  The Fund will not purchase such options unless the Sub-advisor  believes the market is  sufficiently  developed  such that the risk of trading in such  options is no greater than the risk of trading in options on securities.

         For an additional  discussion of options and the risks  involved  therein,  see this SAI and the  Company's  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF
Sanford  Bernstein Core Value Fund.  These  limitations are not  "fundamental"  restrictions and may be changed by the Directors of the
Company without shareholder approval.  The Fund will not:

         1.       Purchase  any  security  or  evidence of interest  therein on margin,  except that such  short-term  credit as may be necessary  for the  clearance of purchases  and sales of  securities  may be obtained and except that  deposits of initial  deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

         2.       Invest for the purpose of exercising control or management;

         3.       Purchase securities of other investment companies except in compliance with the 1940 Act; or

         4.       Invest more than 15% of the Fund's net assets (taken at the greater of cost or market  value) in securities  that are illiquid or not readily  marketable,  not including Rule 144A  securities  and commercial  paper that is sold under section 4(2) of the
1933 Act that have been determined to be liquid under procedures established by the Board of Directors.

ASAF DeAM LARGE-CAP VALUE FUND:

Investment  Objective:  The investment  objective of the Fund is to seek maximum  appreciation  of investors'  capital from a portfolio primarily of value stocks of larger companies.

Investment Policies:

         Options.  The Fund may write (sell) call options on securities  as long as it owns the  underlying  securities  subject to the option,  or an option to purchase the same underlying  securities  having an exercise price equal to or less than the exercise price of the option,  or will  establish and maintain with the Fund's  custodian for the term of the option a segregated  account  consisting of cash or other liquid  securities  ("eligible  securities")  to the extent  required by applicable  regulation  in  connection  with the optioned  securities.  The Fund may write put options provided that, so long as the Fund is obligated as the writer of the option,  the
Fund owns an option to sell the  underlying  securities  subject to the option  having an exercise  price equal to or greater  than the exercise price of the option,  or it deposits and maintains with the custodian in a segregated  account  eligible  securities  having a value equal to or greater  than the  exercise  price of the option.  The premium  received  for writing an option will  reflect,  among other things,  the current market price of the underlying  security,  the  relationship of the exercise price to such market price, the price volatility of the underlying  security,  the option period,  supply and demand and interest rates. The Fund may write or purchase spread  options,  which are options for which the  exercise  price may be a fixed dollar  spread or yield  spread  between the security underlying  the option and another  security  that is used as a benchmark.  The exercise  price of an option may be below,  equal to or above the current  market value of the  underlying  security at the time the option is written.  The Fund may write (sell) call and put options  on up to 25% of net  assets  and may  purchase  put and call  options  provided  that no more than 5% of its net assets may be invested in premiums on such options.

         If a secured put option  expires  unexercised,  the writer  realizes a gain from the amount of the premium,  plus the interest income on the  securities  in the  segregated  account.  If the secured put writer has to buy the  underlying  security  because of the exercise  of the put option,  the  secured put writer  incurs an  unrealized  loss to the extent that the current  market  value of the underlying  security  is less than the  exercise  price of the put  option.  However,  this would be offset in whole or in part by gain from the premium received and any interest income earned on the securities in the segregated account.

..........For an additional  discussion of investing in options and the risks  involved  therein,  see this  Statement and the Company's
Prospectus under "Certain Risk Factors and Investment Methods."

                  Over-the-Counter   Options.  The  Fund  may  deal  in  over-the-counter   traded  options  ("OTC  options").   Unlike
exchange-traded  options,  OTC options are  transacted  directly  with dealers and not with a clearing  corporation.  Since there is no exchange,  pricing is normally done by reference to information  from market makers,  which  information is carefully  monitored by the
Sub-advisor  and  verified in  appropriate  cases.  In writing OTC options,  the Fund  receives the premium in advance from the dealer.
OTC options are available for a greater variety of securities or other assets,  and for a wider range of expiration  dates and exercise prices, than exchange-traded options.

         The staff of the SEC takes the  position  that  purchased  OTC  options and the assets used as "cover" for written OTC options are illiquid  securities.  Accordingly,  the Fund will only engage in OTC options transactions with dealers that have been specifically approved by the Sub-advisor.  The Sub-advisor  believes that the approved dealers should be able to enter into closing  transactions if necessary  and,  therefore,  present  minimal  credit  risks to the Fund.  The  Sub-advisor  will monitor the  creditworthiness  of the approved  dealers on an on-going  basis.  The Fund currently will not engage in OTC options  transactions if the amount invested by the
Fund in OTC options,  plus a "liquidity  charge"  related to OTC options  written by the Fund,  plus the amount invested by the Fund in other  illiquid  securities,  would  exceed 15% of the Fund's net  assets.  The  "liquidity  charge"  referred  to above is computed as described below.

         The Fund  anticipates  entering into agreements with dealers to which the Fund sells OTC options.  Under these  agreements the
Fund would  have the  absolute  right to  repurchase  the OTC  options  from the dealer at any time at a price no greater  than a price established  under the  agreements  (the  "Repurchase  Price").  The  "liquidity  charge"  referred to above for a specific  OTC option transaction  will be the Repurchase  Price related to the OTC option less the intrinsic  value of the OTC option.  The intrinsic  value of an OTC call option for such purposes will be the amount by which the current  market value of the  underlying  security  exceeds the exercise  price.  In the case of an OTC put option,  intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying  security.  If there is no such agreement  requiring a dealer to allow the Fund to repurchase a specific
OTC option written by the Fund,  the "liquidity  charge" will be the current market value of the assets serving as "cover" for such OTC option.

                  Options on  Securities  Indices.  The Fund, as part of its options  transactions,  may also use options on securities indices in an attempt to hedge against market  conditions  affecting the value of securities that the Fund owns or intends to purchase, and not for  speculation.  When the Fund writes an option on a securities  index, it will be required to deposit with its custodian and mark-to-market  eligible  securities  to the  extent  required  by  applicable  regulation.  Where the Fund  writes a call  option on a securities index at a time when the contract value exceeds the exercise price, the Fund will also segregate and  mark-to-market,  until the option  expires or is closed out,  cash or cash  equivalents  equal in value to such  excess.  The Fund may also  purchase and sell options on indices other than securities  indices,  as available,  such as foreign currency indices.  Because index options are settled in cash, a call writer  cannot  determine  the amount of its  settlement  obligations  in advance and,  unlike call writing on specific securities,  cannot cover its potential  settlement  obligations  by acquiring  and holding the  underlying  securities.  Index options involve risks similar to those risks relating to transactions in financial futures contracts described below.

         For an additional  discussion of investing in OTC options and options on securities  indices,  and the risks involved therein, see this Statement and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Financial  Futures  Contracts and Related  Options.  The Fund may enter into  financial  futures  contracts.  This  investment technique is designed  primarily to hedge (i.e.  protect) against  anticipated  future changes in market conditions or foreign exchange rates which otherwise might affect  adversely the value of securities or other assets which the Fund holds or intends to purchase.  For example,  when the near-term market view is bearish but the portfolio  composition is judged satisfactory for the longer term, exposure to temporary  declines in the market may be reduced by entering  into  futures  contracts  to sell  securities  or the cash value of an index.  Conversely,  where the near-term  view is bullish,  but the Fund is believed to be well  positioned  for the longer term with a high cash  position,  the Fund can hedge  against  market  increases by entering into futures  contracts to buy  securities or the cash value of an index.  In either  case,  the use of futures  contracts  would tend to  minimize  portfolio  turnover  and  facilitate  the
Portfolio's  pursuit of its investment  objective.  Also, if the Fund owned  long-term  bonds and interest rates were expected to rise, it could sell  financial  futures  contracts.  If interest  rates did increase,  the value of the bonds held by the Fund would decline, but this  decline  would be offset in whole or in part by an increase in the value of the Fund's  futures  contracts.  If, on the other hand,  long-term  interest rates were expected to decline,  the Portfolio  could hold  short-term  debt securities and benefit from the income earned by holding such securities,  while at the same time the Portfolio could purchase futures  contracts on long-term bonds or the cash value of a securities  index.  Thus,  the Portfolio  could take  advantage of the  anticipated  rise in the value of long-term bonds without  actually  buying them.  The futures  contracts and  short-term  debt  securities  could then be liquidated  and the cash proceeds  used to buy  long-term  bonds.  At the time of  delivery,  in the case of a contract  relating  to fixed  income  securities, adjustments  are made to recognize  differences  in value arising from the delivery of securities  with a different  interest rate than that  specified in the contract.  In some cases,  securities to be delivered  under a futures  contract may not have been issued at the time the contract was written.

         The market prices of futures  contracts may be affected by certain  factors.  If  participants  in the futures market elect to close  out  their  contracts  through  offsetting  transactions  rather  than  meet  margin  requirements,  distortions  in the  normal relationship  between the assets and  futures  market  could  result.  Price  distortions  also could  result if  investors  in futures contracts decide to make or take delivery of underlying  securities or other assets rather than engage in closing  transactions because of the resultant  reduction in the liquidity of the futures  market.  In addition,  because margin  requirements  in the futures market are less onerous than margin  requirements  in the cash market,  increased  participation  by  speculators  in the futures market could cause  temporary  price  distortions.  Due to the  possibility  of these price  distortions  and because of the  imperfect  correlation between movements in the prices of securities or other assets and movements in the prices of futures  contracts,  a correct forecast of market trends by the Sub-advisor still may not result in a successful hedging transaction.

         The Fund may purchase and write call and put options on financial  futures  contracts.  Options on futures  contracts  involve risks similar to those risks relating to  transactions in financial  futures  contracts.  For an additional  discussion of investing in financial  futures  contracts and options on financial  futures  contracts and the risks involved  therein,  see this Statement and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

..........Section 4(2) Paper.  The Fund may invest in commercial  paper issued by major  corporations  under the  Securities Act of 1933 in reliance on the exemption  from  registration  afforded by Section  3(a)(3)  thereof.  Such  commercial  paper may be issued only to finance  current  transactions  and must mature in nine months or less.  Such  commercial  paper is traded  primarily by  institutional investors through investment dealers,  and individual investor  participation in the commercial paper market is very limited.  The Fund also may invest in commercial paper issued in reliance on the so-called  "private  placement"  exemption from registration  afforded by
Section 4(2) of the  Securities  Act of 1933  ("Section  4(2) paper").  Section 4(2) paper is restricted  as to  disposition  under the federal  securities  laws, and generally is sold to institutional  investors,  such as the Fund, who agree that they are purchasing the paper for  investment  and not with a view to  public  distribution.  Any  resale by the  purchaser  must be in an exempt  transaction.
Section 4(2) paper  normally is resold to other  institutional  investors  through or with the  assistance  of the issuer or investment dealers who make a market in the Section 4(2) paper,  thus providing  liquidity.  Section 4(2) paper will be considered  illiquid,  and subject to the Fund's limitation on investing in illiquid securities,  unless the Sub-advisor  determines such Section 4(2) paper to be liquid under guidelines established by the Board of Directors of the Company.

         Collateralized  Obligations.  The Fund may invest in asset-backed  and  mortgage-backed  securities,  including  interest only
("IO") and principal  only ("PO")  securities  (collectively,  "collateralized  obligations").  A  collateralized  obligation is a debt security issued by a corporation,  trust or custodian,  or by a U.S. Government agency or instrumentality,  that is collateralized by a portfolio  or pool of  mortgages,  mortgage  pass-through  securities,  U.S.  Government  securities  or other  assets.  Collateralized obligations, depending on their structure and the rate of prepayments, can be volatile.

         The Fund  will  currently  invest  in only  those  collateralized  obligations  that are  fully  collateralized  and would not materially  alter the risk profile of the Fund. Fully  collateralized  means that the collateral will generate cash flows sufficient to meet  obligations  to holders  of the  collateralized  obligations  under  even the most  conservative  prepayment  and  interest  rate projections.  Thus, the collateralized  obligations are structured to anticipate a worst case prepayment  condition and to minimize the reinvestment  rate risk for cash flows between  coupon dates for the  collateralized  obligations.  A worst case  prepayment  condition generally assumes immediate  prepayment of all securities  purchased at a premium and zero prepayment of all securities  purchased at a discount.  Reinvestment  rate risk may be  minimized by assuming  very  conservative  reinvestment  rates and by other means such as by maintaining the flexibility to increase  principal  distributions in a low interest rate  environment.  The effective credit quality of the  collateralized  obligations  in such  instances is the credit  quality of the issuer of the  collateral.  The  requirements  as to collateralization  are determined by the issuer or sponsor of the  collateralized  obligation in order to satisfy rating  agencies,  if rated.  The Fund does not currently intend to invest more than 5% of its total assets in collateralized obligations.

         Because some  collateralized  obligations are issued in classes with varying  maturities and interest rates,  the investor may obtain  greater  predictability  of maturity  through these  collateralized  obligations  than through  direct  investments in mortgage pass-through  securities.  Classes  with  shorter  maturities  may have lower  volatility  and lower  yield  while  those  with  longer maturities may have higher  volatility and higher yield.  Payments of principal and interest on the  underlying  collateral  securities are not passed through directly to the holders of these  collateralized  obligations.  Rather, the payments on the underlying portfolio or pool of obligations  are used to pay interest on each class and to retire  successive  maturities in sequence.  These  relationships may in effect "strip" the interest payments from principal  payments of the underlying  obligations and allow for the separate purchase of either the interest or the principal  payments,  sometimes  called  interest only ("IO") and principal  only ("PO")  securities.  By investing  in IOs and POs, an  investor  has the option to select from a pool of  underlying  collateral  the portion of the cash flows that most closely corresponds to the investor's forecast of interest rate movements.

         Collateralized  obligations are designed to be retired as the underlying  obligations  are repaid.  In the event of prepayment on or call of such securities,  the class of collateralized  obligation first to mature generally will be paid down first.  Although in most cases the issuer of  collateralized  obligations  will not supply  additional  collateral in the event of such  prepayment,  there generally  will be sufficient  collateral to secure  collateralized  obligations  that remain  outstanding.  Governmentally-issued  and privately-issued  IO's and PO's will be considered  illiquid for purposes of the Fund's  limitation on illiquid  securities unless they are determined to be liquid under guidelines established by the Board of Directors.

         In reliance on an interpretation by the SEC, the Fund's investments in certain qualifying  collateralized  obligations are not subject to the  limitations in the 1940 Act regarding  investments  by a registered  investment  company,  such as the Fund, in another investment company.

         Inverse  Floaters.  The Fund  may  also  invest  in  "inverse  floaters."  These  inverse  floaters  are  more  volatile  than conventional  fixed or floating rate  collateralized  obligations,  and their yield and value will  fluctuate in inverse  proportion to changes in the index upon which rate  adjustments  are based.  As a result,  the yield on an inverse  floater will  generally  increase when market yields (as  reflected by the index)  decrease and decrease when market  yields  increase.  The extent of the  volatility of inverse  floaters  depends on the extent of anticipated  changes in market rates of interest.  Generally,  inverse floaters provide for interest rate  adjustments  based upon a multiple of the specified  interest  index,  which further  increases  their  volatility.  The degree  of  additional  volatility  will be  directly  proportional  to the size of the  multiple  used in  determining  interest  rate adjustments.  Currently, the Fund does not intend to invest more than 5% of its net assets in inverse floaters.

..........For an additional  discussion of investing in collateralized  obligations and the risks involved  therein,  see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

Investment  Policies Which May Be Changed  Without  Shareholder  Approval.  The following  limitations  are applicable to the ASAF DeAM
Large-Cap Value Fund.  These  limitations are not  "fundamental"  restrictions  and may be changed without  shareholder  approval.  The
Fund will not:

..........1.       Change  its  policy to invest at least 80% of the value of its assets in equity  securities  of large  capitalization companies unless it provides 60 days prior written notice to its shareholders.

         2.       Invest for the purpose of exercising control or management of another issuer.

         3.       Purchase securities of other investment companies, except in compliance with the 1940 Act.

         4.       Invest more than 15% of its net assets in illiquid securities.

ASAF SANFORD BERNSTEIN MANAGED INDEX 500 FUND:

Investment  Objective:  The  investment  objective of the ASAF Sanford  Bernstein  Managed Index 500 Fund  (formerly,  the ASAF Bankers
Trust  Managed Index 500 Fund) is to outperform  the Standard & Poor's 500 Composite  Stock Price Index (the "S&P 500(R)")  through stock selection resulting in different weightings of common stocks relative to the index.

Investment Policies:

         As a diversified  fund, no more than 5% of the assets of the Fund may be invested in the  securities of one issuer (other than
U.S.  Government  Securities),  except that up to 25% of the Fund's assets may be invested without regard to this limitation.  The Fund will not invest more than 25% of its assets in the  securities of issuers in any one industry.  In the unlikely  event that the S&P 500 should concentrate to an extent greater than that amount, the Fund's ability to achieve its objective may be impaired.

         About  the S&P 500.  The  Fund is not  sponsored,  endorsed,  sold or  promoted  by  Standard  &  Poor's,  a  division  of The
McGraw-Hill  Companies,  Inc. ("S&P"). S&P makes no representation or warranty,  express or implied, to the shareholders of the Fund or any member of the public  regarding the  advisability of investing in securities  generally or in the Fund  particularly or the ability of the S&P 500 to track general stock market  performance.  S&P's only  relationship to the Investment  Manager or the Sub-advisor is a license  provided  to the  Investment  Manager of certain  trademarks  and trade  names of S&P and of the S&P 500 which is  determined, composed and  calculated  by S&P without  regard to  Investment  Manager,  Sub-advisor  or the Fund.  S&P has no obligation to take the needs of the  Investment  Manager,  Sub-advisor  or the  shareholders  of the Fund into  consideration  in  determining,  composing  or calculating the S&P 500. S&P is not responsible for and has not  participated in the  determination  of the prices and amount of Fund's shares or the timing of the issuance or sale of the Fund's  shares,  or in the  determination  or  calculation  of the Fund's net asset value.  S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

         S&P does not  guarantee the accuracy  and/or the  completeness  of the S&P 500 or any data included  therein and shall have no liability for any errors,  omissions,  or interruptions  therein.  S&P makes no warranty,  express or implied,  as to the results to be obtained  by the Fund,  shareholders  of the  Fund,  or any other  person  or entity  from the use of the S&P 500 or any data  included therein.  S&P makes no express or implied  warranties  and expressly  disclaims  all  warranties  of  merchantability  or fitness for a particular  purpose or use with respect to the S&P 500 or any data  included  therein.  Without  limiting any of the  foregoing,  in no event shall S&P have any liability for any special,  punitive,  indirect or  consequential  damages  (including lost profits),  even if notified of the possibility of such damages.

         Short-Term  Instruments.  When the Fund experiences large cash inflows or anticipates  substantial  redemption  requests,  the
Fund may hold short-term  investments for a limited time pending the purchase of equity securities.  The Fund's short-term  instruments may consist of: (i)  short-term  obligations  issued or guaranteed by the U.S.  government or any of its agencies or  instrumentalities or by any of the states;  (ii) other  short-term debt  securities  rated AA or higher by S&P or Aa or higher by Moody's or, if unrated, of  comparable  quality in the  opinion of the  Sub-advisor;  (iii)  commercial  paper;  (iv) bank  obligations,  including  negotiable certificates  of deposit,  time  deposits and bankers'  acceptances;  and (v)  repurchase  agreements.  At the time the Fund invests in commercial paper, bank obligations or repurchase  agreements,  the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding  commercial paper or bank  obligations  rated A-1 by S&P or Prime-1 by Moody's;
or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Sub-advisor.

         Certificates of Deposit and Bankers'  Acceptances.  Certificates  of deposit are receipts  issued by a depositary  institution in exchange  for the deposit of funds.  The issuer  agrees to pay the amount  deposited  plus  interest to the bearer of the receipt on the date  specified on the  certificate.  The  certificate  usually can be traded in the secondary  market prior to maturity.  Bankers'
acceptances  typically arise from short-term credit  arrangements  designed to enable businesses to obtain funds to finance  commercial transactions.  Generally,  an  acceptance  is a time draft drawn on a bank by an  exporter or an importer to obtain a stated  amount of funds to pay for specific merchandise.  The draft is then "accepted" by a bank that, in effect,  unconditionally  guarantees to pay the face value of the  instrument on its maturity  date.  The  acceptance  may then be held by the accepting  bank as an asset or it may be sold in the secondary  market at the going rate of discount for a specific  maturity.  Although  maturities for  acceptances  can be as long as 270 days, most acceptances have maturities of six months or less.

         Commercial Paper.  Commercial paper consists of short-term  (usually from 1 to 270 days) unsecured  promissory notes issued by corporations  in order to finance  their  current  operations.  A variable  amount  master  demand note (which is a type of  commercial paper)  represents a direct  borrowing  arrangement  involving  periodically  fluctuating  rates of interest  under a letter  agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

         U.S.  Government  Obligations.  The Fund may  invest in  obligations  issued or  guaranteed  by U.S.  Government  agencies  or instrumentalities.  These  obligations  may or may not be backed by the "full  faith and credit" of the United  States.  In the case of securities not backed by the full faith and credit of the United States,  the Fund must look  principally to the federal agency issuing or guaranteeing  the obligation for ultimate  repayment,  and may not be able to assert a claim against the United States itself in the event the agency or  instrumentality  does not meet its  commitments.  Government  securities in which the Fund may invest that are not backed by the full  faith and credit of the United  States  include,  but are not  limited  to,  obligations  of the  Tennessee  Valley
Authority,  the Federal Home Loan Mortgage  Corporation  and the U.S.  Postal  Service,  each of which has the right to borrow from the
U.S.  Treasury to meet its  obligations,  and  obligations  of the Federal Farm Credit System and the Federal Home Loan Banks,  both of whose  obligations may be satisfied only by the individual  credit of the issuing agency.  Securities that are backed by the full faith and credit of the United States include obligations of the Government National Mortgage  Association,  the Farmers Home Administration,
and the Export-Import Bank.

         Equity  Investments.  The Fund may invest in equity  securities  listed on any domestic  securities  exchange or traded in the over-the-counter  market.  They may or may not pay dividends or carry voting  rights.  Common stock  occupies the most junior  position in a company's capital structure.

         Warrants.  Warrants  entitle  the holder to buy common  stock from the  issuer at a specific  price (the  strike  price) for a specific  period of time.  The strike  price of  warrants  sometimes  is much lower than the  current  market  price of the  underlying securities,  yet warrants are subject to similar price fluctuations.  As a result,  warrants may be more volatile  investments than the underlying securities.

         Warrants  do not  entitle the holder to  dividends  or voting  rights with  respect to the  underlying  securities  and do not represent any rights in the assets of the issuing  company.  Also, the value of the warrant does not necessarily  change with the value of the underlying securities.

         Convertible  Securities.  Convertible  securities may be debt securities or preferred stocks that may be converted into common stock or that carry the right to purchase  common stock.  Convertible  securities  entitle the holder to exchange the  securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

         The terms of any convertible  security  determine its ranking in a company's  capital  structure.  In the case of subordinated convertible  debentures,  the holders' claims on assets and earnings are subordinated to the claims of other creditors,  and are senior to the claims of preferred and common  shareholders.  In the case of convertible  preferred  stock,  the holders'  claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

Futures Contracts and Options on Futures Contracts.

         Futures  Contracts.  The Fund may enter into securities index futures  contracts.  U.S.  futures  contracts have been designed by exchanges which have been designated  "contracts  markets" by the CFTC, and must be executed through a futures commission  merchant, or brokerage firm, which is a member of the relevant contract market.  Futures  contracts trade on a number of exchange  markets,  and, through their  clearing  corporations,  the exchanges  guarantee  performance  of the contracts as between the clearing  members of the exchange.  These  investments  will be made by the Fund solely for hedging  purposes.  In this regard,  the Fund may enter into futures contracts or options on futures related to the S&P 500.

         At the same time a futures  contract is purchased or sold,  the Fund must allocate  cash or  securities  as a deposit  payment
("initial  margin").  It is expected that the initial  margin would be  approximately  1 1/2% to 5% of a contract's  face value.  Daily thereafter,  the futures  contract is valued and the payment of  "variation  margin" may be  required,  because  each day the Fund will provide or receive cash that reflects any decline or increase in the contract's value.

         Although  futures  contracts  by their terms call for the actual  delivery or  acquisition  of  securities,  in most cases the contractual  obligation is fulfilled  before the date of the contract  without having to make or take delivery of the  securities.  The offsetting  of a  contractual  obligation  is  accomplished  by buying (or selling,  as the case may be) on a  commodities  exchange an identical  futures  contract  calling for  delivery in the same month.  Such a  transaction,  which is effected  through a member of an exchange,  cancels the  obligation to make or take delivery of the  securities.  Because  transactions  in the futures market are made, offset or fulfilled  through a  clearinghouse  associated  with the  exchange on which the  contracts  are traded,  the Fund will incur brokerage  fees when it purchases or sells futures  contracts.  The liquidity of the futures market  depends on  participants  entering into  offsetting  transactions  rather than making or taking  delivery.  To the extent  participants  decide to make or take  delivery, liquidity in the futures market could be reduced, thus producing distortion.

         In addition,  futures  contracts  entail other risks.  Nonetheless,  the  Sub-advisor  believes that use of such  contracts in certain  circumstances  will benefit the Fund. For an additional  discussion of futures contracts and the risks involved  therein,  see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Futures  Contracts.  The Fund may use stock index futures on a continual  basis to "equitize" cash so that the Fund may maintain 100% equity exposure.  The Fund will not enter into any futures  contracts or options on futures  contracts if immediately thereafter the amount of margin deposits on all the futures  contracts of the Fund and premiums paid on outstanding  options on futures contracts  owned by the Fund (other than those entered into for bona fide hedging  purposes) would exceed 5% of the market value of the total assets of the Fund.

         A futures  option gives the holder,  in return for the premium paid,  the right to buy (call) from or sell (put) to the writer of the option a futures  contract at a specified  price at any time during the period of the option.  Upon exercise,  the writer of the option is obligated to pay the  difference  between the cash value of the futures  contract and the exercise  price.  Like the buyer or seller of a futures  contract,  the holder,  or writer,  of an option has the right to terminate  its position  prior to the  scheduled expiration  of the option by selling or  purchasing  an option of the same series,  at which time the person  entering into the closing transaction  will realize a gain or loss.  The Fund will be required to deposit  initial  margin and  variation  margin with respect to put and call  options on futures  contracts  written by it pursuant to brokers'  requirements  similar to those  described  above.  Net option premiums  received will be included as initial margin deposits.  In anticipation of an increase in securities  prices,  the Fund may purchase  call  options on futures  contracts as a  substitute  for the purchase of futures  contracts to hedge  against a possible increase in the price of securities  that the Fund intends to purchase.  Similarly,  if the value of the securities held by the Fund is expected to decline, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

         Investments in futures options  involve some of the same  considerations  that are involved in connection with  investments in futures  contracts  (for example,  the existence of a liquid  secondary  market).  In addition,  the purchase or sale of an option also entails the risk that  changes in the value of the  underlying  futures  contract  will not  correspond  to changes in the value of the option  purchased.  Depending on the pricing of the option compared to either the futures  contract upon which it is based, or upon the price of the  securities  being  hedged,  an option  may or may not be less  risky  than  ownership  of the  futures  contract  or such securities.  In general,  the market prices of options can be expected to be more  volatile  than the market  prices on the  underlying futures  contract.  Compared to the  purchase or sale of futures  contracts,  however,  the  purchase of call or put options on futures contracts  may  frequently  involve  less  potential  risk to the Fund  because the maximum  amount at risk is the premium paid for the options (plus  transaction  costs).  The writing of an option on a futures  contact  involves  risks similar to those risks relating to the sale of futures contracts.

         Options on  Securities  Indices.  The Fund may  purchase  and write (sell) call and put options on  securities  indices.  Such options  give the holder the right to receive a cash  settlement  during the term of the option based upon the  difference  between the exercise price and the value of the index.

         Options on securities  indices entail certain risks. The absence of a liquid  secondary market to close out options  positions on securities  indices may occur,  although the Fund generally will only purchase or write such an option if the  Sub-advisor  believes the option can be closed out.

         Use of options on  securities  indices also entails the risk that  trading in such  options may be  interrupted  if trading in certain securities  included in the index is interrupted.  The Fund will not purchase such options unless the Sub-advisor  believes the market is  sufficiently  developed  such that the risk of trading in such  options is no greater than the risk of trading in options on securities.

         For an additional  discussion of options and the risks  involved  therein,  see this SAI and the  Company's  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF
Sanford  Bernstein  Managed Index 500 Fund. These  limitations are not  "fundamental"  restrictions and may be changed by the Directors of the Company without shareholder approval.  The Fund will not:

         1.       Change its policy to invest at least 80% of the value of its assets in  securities  included in the S&P 500 unless it provides 60 days prior written notice to its shareholders.

         2.       Purchase  any  security  or  evidence of interest  therein on margin,  except that such  short-term  credit as may be necessary  for the  clearance of purchases  and sales of  securities  may be obtained and except that  deposits of initial  deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

         3.       Invest for the purpose of exercising control or management;

         4.       Purchase securities of other investment companies except in compliance with the 1940 Act; or

         5.       Invest more than 15% of the Fund's net assets (taken at the greater of cost or market  value) in securities  that are illiquid or not readily  marketable,  not including Rule 144A  securities  and commercial  paper that is sold under section 4(2) of the
1933 Act that have been determined to be liquid under procedures established by the Board of Directors.

ASAF ALLIANCE GROWTH AND INCOME FUND:

Investment  Objective:  The  investment  objective of the Fund is to seek capital growth and income  through  investments  primarily in dividend-paying common stocks of good quality.

Investment Policies:

         It is the policy of the Fund to seek to balance the  objectives of reasonable  opportunity  for capital  growth and reasonable current income through  investments  primarily in dividend-paying  common stocks of good quality.  However,  it may invest whenever the economic  outlook is  unfavorable  for common  stock  investments  in other  types of  securities,  such as bonds,  convertible  bonds, preferred stocks, and convertible preferred stocks.

         Purchases  and sales of  portfolio  securities  are made at such  times and in such  amounts as deemed  advisable  in light of market,  economic and other  conditions,  irrespective  of the degree of  portfolio  turnover.  The Fund  engages  primarily in holding securities for investment and not for trading purposes.

         Covered  Call  Options.  Subject to market  conditions,  the Fund may try to realize  income by writing  covered  call  option contracts provided that the option is listed on a domestic  securities  exchange.  The Sub-advisor  believes that the premiums the Fund will receive for writing options can increase the Fund's income without subjecting it to substantial risks.

         A security on which an option has been written will be held in escrow by the Fund's  custodian  until the option  expires,  is exercised,  or a closing  purchase  transaction  is made. The Fund will purchase call options only to close out a position in an option written by it.  When a security is sold from the Fund  against  which a call  option has been  written,  the Fund will effect a closing purchase transaction so as to close out any existing call option on that security.

         The premium  received by the Fund upon writing a call option will increase the Fund's assets,  and a  corresponding  liability will be recorded and  subsequently  adjusted from day to day to the current value of the option  written.  For example,  if the current value of the option exceeds the premium received,  the excess would be an unrealized loss and,  conversely,  if the premium exceeds the current  value,  such  excess  would be an  unrealized  gain.  The  current  value of the option  will be the last  sales  price on the principal  exchange on which the option is traded or, in the absence of any  transactions,  the mean  between the closing bid and asked price.

         Except as stated above, the Fund will not purchase or sell puts or calls or combinations thereof.

         Additional  information  on covered  call  options and their risks is included in this  Statement  and the Trust's  Prospectus under "Certain Risk Factors and Investment Methods."

         Stock Index  Futures.  The Fund may purchase  and sell stock index  futures  contracts.  A stock index  futures  contract is a bilateral  agreement  pursuant to which two parties  agree to take or make  delivery of an amount of liquid assets equal to a specified dollar amount  multiplied by the difference  between the stock index value at the close of the last trading day of the contract and the price at which the futures  contract is originally  struck.  No physical  delivery of the  underlying  stocks in the index is made. The
Fund will not purchase or sell options on stock index futures contracts.

         The Fund may not purchase or sell a stock index  future if,  immediately  thereafter,  more than 30% of its total assets would be hedged by stock index futures.  The Fund may not purchase or sell a stock index future if,  immediately  thereafter,  the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

         Currently,  stock index  futures  contracts  can be purchased or sold with respect to the Standard & Poor's 500 Stock Index on the Chicago  Mercantile  Exchange,  the New York Stock  Exchange  Composite  Index on the New York Futures  Exchange and the Value Line
Stock Index on the Kansas City Board of Trade.  The Sub-advisor  does not believe that  differences in composition of the three indices will create any  differences  in the price  movements  of the stock index  futures  contracts  in  relation  to the  movements  in such indices.  However,  such  differences in the indices may result in  differences in correlation of the futures  contracts with movements in the value of the  securities  being hedged.  The Fund reserves the right to purchase or sell stock index futures  contracts that may be created in the future.

         The nature of initial  margin in futures  transactions  is  different  from that of margin in  security  transactions  in that futures contract margin does not involve the borrowing of funds to finance  transactions.  Rather,  the initial margin is in the nature of a performance  bond or good faith deposit on the contract which is returned to the Fund upon  termination  of the futures  contract, assuming all contractual obligations have been satisfied.

         There are several risks in connection  with the use of stock index  futures by the Fund as a hedging  device.  One risk arises because of the  imperfect  correlation  between  movements  in the price of the stock index  futures and  movements in the price of the securities  which are the subject of the hedge.  The price of the stock index  futures may move more than or less than the price of the securities  being hedged.  If the price of the stock index futures  moves less than the price of the  securities  which are the subject of the hedge,  the hedge will not be fully  effective  but, if the price of the  securities  being  hedged has moved in an  unfavorable direction,  the Fund would be in a better  position than if it had not hedged at all. If the price of the  securities  being hedged has moved in a favorable  direction,  this advantage will be partially  offset by the loss on the index future.  If the price of the future moves more than the price of the stock,  the Fund will  experience  either a loss or gain on the  future  which will not be  completely offset by movements in the price of the  securities  which are the subject of the hedge.  To compensate  for the imperfect  correlation of movements in the price of securities  being hedged and movements in the price of the stock index  futures,  the Fund may buy or sell stock index futures  contracts in a greater dollar amount than the dollar amount of securities  being hedged if the  volatility  over a particular  time period of the prices of such  securities has been greater than the volatility  over such time period for the index, or if otherwise  deemed to be appropriate by the  Sub-advisor.  Conversely,  the Fund may buy or sell fewer stock index futures  contracts if the  volatility  over a particular  time period of the prices of the securities  being hedged is less than the volatility  over such time period of the stock index, or if otherwise deemed to be appropriate by the Sub-advisor.

         Where futures are  purchased to hedge against a possible  increase in the price of stock before the Fund is able to invest its cash (or cash  equivalents) in stocks (or options) in an orderly fashion,  it is possible that the market may decline  instead.  If the
Fund then  concludes  not to invest in stock or options at that time because of concern as to possible  further  market  decline or for other  reasons,  the Fund will  realize a loss on the futures  contract  that is not offset by a reduction  in the price of  securities purchased.

         The Fund's  Sub-advisor  intends to purchase  and sell  futures  contracts on the stock index for which it can obtain the best price with due consideration to liquidity.

         For additional  information  regarding futures contracts and their risks, see this Statement and the Trust's  Prospectus under
"Certain Risk Factors and Investment Methods."

         Foreign  Securities.  The Fund may  invest  in  foreign  securities,  but will  not  make  any such  investments  unless  such securities are listed on a national  securities  exchange.  The purchase of foreign  securities  entails certain political and economic risks,  and  accordingly,  the Fund has restricted its investments in securities in this category to issues of high quality.  Evidences of  ownership  of foreign  securities  may be held outside of the U.S.,  and the Fund may be subject to the risks  associated  with the holding of such property  overseas.  Additional  information  on foreign  securities  and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Securities  Ratings.  The  ratings  of debt  securities  by S&P,  Moody's,  Duff & Phelps and Fitch are a  generally  accepted barometer of credit risk. They are,  however,  subject to certain  limitations from an investor's  standpoint.  The rating of an issuer is heavily  weighted by past  developments  and does not  necessarily  reflect  probable future  conditions.  There is frequently a lag between the time a rating is assigned and the time it is updated.  In addition,  there may be varying  degrees of  difference in credit risk of securities within each rating category.

..........A  detailed  description  of the debt  security  ratings  assigned  by  Moody's  and S&P is  included  in  Appendix  B to this
Statement.

..........Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF
Alliance  Growth and Income Fund.  These  limitations are not  "fundamental  restrictions  and may be changed by the Directors  without shareholder approval.  The Fund may not:

..........1.       Purchase the securities of any other investment company except in compliance with the 1940 Act; and

         2.       Sell securities short.

ASAF MFS GROWTH WITH INCOME FUND:

Investment  Objective:  The investment  objective of the Fund is to seek long-term growth of capital with a secondary objective to seek reasonable current income.

Investment Policies:

         Corporate Debt Securities.  The Fund may invest in debt securities,  such as convertible and non-convertible  bonds, notes and debentures, issued by corporations, limited partnerships and similar entities.

         Variable  and  Floating  Rate  Obligations.  The Fund may invest in floating  or  variable  rate  securities.  Investments  in variable or floating rate  securities  normally  will involve  industrial  development  or revenue bonds which provide that the rate of interest is set as a specific  percentage of a designated  base rate,  such as rates on Treasury  Bonds or Bills or the prime rate at a major  commercial  bank, and that a bondholder can demand payment of the  obligations on behalf of the Fund on short notice at par plus accrued  interest,  which  amount may be more or less than the amount of the  bondholder  paid for them.  The  maturity  of floating or variable rate  obligations  (including  participation  interests  therein) is deemed to be the longer of (i) the notice period required before the Fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the  obligation's  next interest rate  adjustment.  If not redeemed by the Fund through the demand feature,  the obligations  mature on a specified date, which may range up to thirty years from the date of issuance.

         Zero Coupon  Bonds,  Deferred  Interest  Bonds and PIK Bonds.  The Fund may invest in zero coupon  bonds,  deferred  bonds and bonds on which the interest is payable in kind ("PIK  bonds").  Zero coupon and deferred  interest  bonds are debt  obligations,  which are issued at a significant  discount  from face value.  The discount  approximates  the total amount of interest the bonds will accrue and compound over the period until  maturity or the first  interest  payment date at a rate of interest  reflecting  the market rate of the security at the time of  issuance.  While zero coupon bonds do not require the  periodic  payment of  interest,  deferred  interest bonds do provide for a period of delay before the regular payment of interest  begins.  PIK bonds are debt  obligations,  which provide that the  issuer  may,  at its  option,  pay  interest  on such  bonds  in cash or in the form of  additional  debt  obligations.  Such investments  benefit  the issuer by  mitigating  its need for cash to meet debt  service,  but also  require a higher rate of return to attract  investors who are willing to defer receipt of such cash. Such  investments may experience  greater  volatility in market value than debt  obligations,  which  make  regular  payments  of  interest.  The Fund will  accrue  income on such  investments  for tax and accounting  purposes,  which are  distributable  to  shareholders  and which,  because no cash is received at the time of accrual,  may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

         Equity Securities.  The Fund may invest in all types of equity securities,  including the following:  common stocks, preferred stocks and preference stocks;  securities such as bonds,  warrants or rights that are convertible into stocks; and depositary  receipts for those securities.  These securities may be listed on securities exchanges,  traded in various  over-the-counter  markets or have no organized market.

                  Warrants.  The Fund may invest in  warrants.  The strike  price of warrants  typically is much lower than the current market  price of the  underlying  securities,  yet they are subject to similar  price  fluctuations,  in absolute  terms.  As a result, warrants may be more volatile  investments than the underlying  securities and may offer greater potential for capital  appreciation as well as capital loss.  Additional  information  regarding warrants is included in this SAI and the Company's  Prospectus under "Certain
Risk factors and Investment Methods."

         Foreign Securities.  The Fund may invest in  dollar-denominated  and non-dollar  denominated foreign securities.  Investing in securities of foreign issuers  generally  involves risks not ordinarily  associated  with investing in securities of domestic  issuers.
For a discussion of the risks involved in foreign  securities,  see this SAI and the Company's  Prospectus  under "Certain Risk Factors and Investment Methods."

         Depositary  Receipts.  The Fund may invest in American Depository  Receipts ("ADRs"),  Global Depository Receipts ("GDRs") and
other types of depository  receipts.  ADRs are certificates by a U.S.  depository  (usually a bank) and represent a specified  quantity of shares of an  underlying  non-U.S.  stock on  deposit  with a  custodian  bank as  collateral.  GDRs and other  types of  depository receipts are typically issued by foreign banks or trust companies and evidence  ownership of underlying  securities  issued by either a foreign or a U.S.  company.  Generally,  ADRs are in registered form and are designed for use in U.S.  securities  markets and GDRs are in bearer form and are  designed  for use in foreign  securities  markets.  For the  purposes of the Fund's  policy to invest a certain percentage of its assets in foreign  securities,  the investments of the Fund in ADRs, GDRs and other types of depository  receipts are deemed to be investments in the underlying securities.

         ADRs may be sponsored or  unsponsored.  A sponsored  ADR is issued by a depository  which has an exclusive  relationship  with the issuer of the underlying  security.  An unsponsored ADR may be issued by any number of U.S.  depositories.  Under the terms of most sponsored  arrangements,  depositories  agree to distribute  notices of shareholder  meetings and voting  instructions,  and to provide shareholder  communications  and other  information  to the ADR holders at the request of the issuer of the deposited  securities.  The depository of an  unsponsored  ADR, on the other hand, is under no obligation to distribute  shareholder  communications  received from the issuer of the deposited  securities or to pass through  voting  rights to ADR holders in respect of the deposited  securities.  The
Fund may invest in either type of ADR.  Although the U.S.  investor  holds a substitute  receipt of ownership  rather than direct stock certificates,  the use of the  depository  receipts  in the United  Sates can reduce  costs and  delays as well as  potential  currency exchange and other  difficulties.  The Fund may purchase  securities in local markets and direct  delivery of these shares to the local depositary  of an ADR agent bank in the foreign  country.  Simultaneously,  the ADR agents  create a  certificate  which settles at the
Fund's  custodian in five days.  The Fund may also execute  trades on the U.S.  markets using  existing  ADRs. A foreign  issuer of the security  underlying  an ADR is generally not subject to the same  reporting  requirements  in the United States as a domestic  issuer.
Accordingly,  information  available to a U.S.  investor will be limited to the  information the foreign issuer is required to disclose in its  country  and the  market  value of an ADR may not  reflect  undisclosed  material  information  concerning  the  issuer  of the underlying  security.  ADRs may also be subject to exchange  rate risks if the  underlying  foreign  securities  are  denominated  in a foreign currency.

         Emerging  Markets.  The Fund may invest in securities of government,  government-related,  supranational and corporate issuers located in emerging markets.  Such investments entail significant risks as described below.

         Company Debt.  Governments of many emerging  market  countries have exercised and continue to exercise  substantial  influence over many aspects of the private  sector  through the  ownership  or control of many  companies,  including  some of the largest in any given  country.  As a result,  government  actions in the future could have a  significant  effect on economic  conditions  in emerging markets,  which in turn, may adversely  affect  companies in the private  sector,  general  market  conditions and prices and yields of certain of the securities in the Fund's  portfolio.  Expropriation,  confiscatory  taxation,  nationalization,  political,  economic or social  instability or other similar  developments  have occurred  frequently  over the history of certain  emerging  markets and could adversely affect the Fund's assets should these conditions recur.

         Foreign  currencies.  Some emerging  market  countries may have managed  currencies,  which are not free floating  against the
U.S.  dollar.  In addition,  there is risk that certain  emerging market countries may restrict the free conversion of their currencies into other currencies.  Further,  certain emerging market  currencies may not be  internationally  traded.  Certain of these currencies have  experienced a steep  devaluation  relative to the U.S.  dollar.  Any  devaluations in the currencies in which a Fund's  portfolio securities are denominated may have a detrimental impact on the Fund's et asset value.

         Inflation.  Many emerging markets have  experienced  substantial,  and in some periods  extremely high, rates of inflation for many years.  Inflation and rapid  fluctuations  in inflation  rates have had and may continue to have adverse  effects on the economies and securities  markets of certain emerging market  countries.  In an attempt to control  inflation,  wage and price controls have been imposed in certain  countries.  Of these countries,  some, in recent years,  have begun to control  inflation  through prudent economic policies.

         Liquidity;  Trading  Volume;  Regulatory  Oversight.  The securities  markets of emerging market  countries are  substantially smaller,  less  developed,  less liquid and more volatile  than the major  securities  markets in the U.S.  Disclosure  and  regulatory standards are in many respects less  stringent than U.S.  standards.  Furthermore , there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

         The limited size of many emerging  market  securities  markets and limited trading volume in the securities of emerging market issuers  compared  to volume of trading in the  securities  of U.S.  issuers  could cause  prices to be erratic for reasons  apart from factors that affect the soundness and  competitiveness  of the securities  issuers.  For example,  limited market size may cause prices to be unduly  influenced by traders who control large positions.  Adverse  publicity and investors'  perceptions,  whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

         The risk also exists that an emergency  situation may arise in one or more emerging  markets,  as a result of which trading of securities  may cease or may be  substantially  curtailed  and prices  for the Fund's  securities  in such  markets  may not be readily available.  The Fund may suspend  redemption of its shares for any period during which an emergency  exists,  as determined by the SEC.
If market prices are not readily  available,  the Fund's  securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Directors.

         Withholding.  Income  from  securities  held by the Fund could be reduced by a  withholding  tax on the source or other  taxes imposed by the emerging market  countries in which the Fund makes its  investments.  The Fund's net asset value may also be affected by changes in the rates or methods of  taxation  applicable  to the Fund or to entities in which the Fund has  invested.  The  Sub-advisor will consider the cost of any taxes in  determining  whether to acquire any particular  investments,  but can provide no assurance that the taxes will not be subject to change.

         Forward  Contracts.  The Fund may enter into  contracts for the purchase or sale of a specific  currency at a future date at a price at the time the contract is entered into (a "Forward  Contract"),  for hedging purposes (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes).

         The Fund does not presently intend to hold Forward Contracts  entered into until maturity,  at which time it would be required to deliver or accept delivery of the underlying  currency,  but will seek in most instances to close out positions in such Contracts by entering into offsetting  transactions,  which will serve to fix the Fund's profit or loss based upon the value of the Contracts at the time the offsetting transactions is executed.

         The Fund will also enter into  transactions  in Forward  Contracts for other than hedging  purposes,  which  presents  greater profit  potential but also involves  increased  risk.  For example,  the Fund may purchase a given foreign  currency  through a Forward
Contract  if, in the  judgement  of the  Sub-advisor,  the value of such  currency  is expected  to rise  relative to the U.S.  dollar.
Conversely,  the Fund may sell the  currency  through a Forward  Contract  if the  Sub-advisor  believes  that its value  will  decline relative to the dollar.

         For an additional  discussion of Forward  Contracts see this SAI and the Company  Prospectus  under  "Certain Risk Factors and
Investment Methods."

         Futures  Contracts.  The Fund  may  purchase  and sell  futures  contracts  ("Future  Contracts")  on stock  indices,  foreign currencies,  interest rates or  interest-rate  related  instruments,  indices of foreign  currencies or commodities.  The Fund also may purchase and sell Futures  Contracts on foreign or domestic fixed income securities or indices of such securities  including  municipal bond  indices and any other  indices of foreign or domestic  fixed  income  securities  that may become  available  for  trading.  Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

         Futures  Contracts differ from options in that they are bilateral  agreements,  with both the purchaser and the seller equally obligated to complete the  transaction.  Futures  Contracts call for settlement  only on the expiration date and cannot be exercised at any other time during their term.

         Purchases  or sales of stock  index  futures  contracts  are used to attempt to protect the Fund's  current or intended  stock investments  from broad  fluctuations in stock prices.  For example,  the Fund may sell stock index futures  contracts in anticipations of or during market decline to attempt to offset the decrease in market value of the Fund's  securities  portfolio that might otherwise result.  If such  decline  occurs,  the loss in value of  portfolio  securities  may be  offset,  in whole or in part,  by gains on the futures  position.  When the Fund is not fully invested in the securities market and anticipates a significant  market advance,  it may purchase  stock index  futures in order to gain rapid market  exposure that may, in part or entirely,  offset  increases in the cost of securities  that the Fund  intends to  purchase.  As such  purchases  are made,  the  corresponding  positions  in stock index  futures contracts  will be  closed  out.  In a  substantial  majority  of these  transactions,  the Fund will  purchase  such  securities  upon termination of the futures position,  but under unusual market conditions,  a long futures position may be terminated without a related purchase of securities.

         The Fund may purchase and sell foreign currency futures contracts for hedging  purposes,  to attempt to protect its current or intended  investments  from  fluctuations in currency  exchange  rates.  Such  fluctuations  could reduce the dollar value of portfolio securities  denominated in foreign currencies,  or increase the dollar cost of foreign-denominated  securities,  or increase the dollar cost of  foreign-denominated  securities  to be acquired,  even if the value of such  securities  in the  currencies  in which they are denominated  remains  constant.  The Fund may sell futures  contracts on a foreign  currency,  for example,  where it holds  securities denominated  in such  currency and it  anticipates a decline in the value of such  currency  relative to the dollar.  In the event such decline occurs,  the resulting  adverse effect on the value of  foreign-denominated  securities may be offset,  in whole or in part, by gains on the futures contracts.

         Conversely,  the Fund could  protect  against a rise in the dollar cost of  foreign-denominated  securities  to be acquired by purchasing futures contracts on the relevant  security,  which could offset, in whole or in part, the increased cost of such securities resulting  from the rise in the dollar value of the  underlying  currencies.  Where the Fund  purchases  futures  contracts  under such circumstances,  however,  and the prices of  securities to be acquired  instead  decline,  the Fund will sustain  losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

         For further information on Futures Contracts, see this SAI under "Certain Risk Factors and Investment Methods."

         Investment  in Other  Investment  Companies.  The Fund may invest other  investment  companies,  including  both  open-end and closed-end  companies.  Investments in closed-end  investment companies may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

         Options.  The Fund may invest in the following  types of options,  which involves the risks  described below under the caption
"Special Risk Factors."

         Options on Foreign  Currencies.  The Fund may purchase and write  options on foreign  currencies  for hedging and  non-hedging purposes in a manner similar to that in which Futures Contracts on foreign  currencies,  or Forward  Contracts,  will be utilized.  For example,  where a rise in the dollar value of a currency in which  securities  to be acquired are  denominated  is  projected,  thereby increasing  the cost of such  securities,  the Fund may purchase call options  thereon.  The purchase of such options could offset,  at least partially, the effect of the adverse movements in exchange rates.

         Similarly,  instead of purchasing a call option to hedge against an  anticipated  increase in the dollar cost of securities to be acquired,  the Fund could write a put option on the relevant  currency  which,  if rates move in the manner  projected,  will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium.  Foreign  currency  options written by the
Fund will generally be covered in a manner similar to the covering of other types of options.

         Options on Futures  Contracts.  The Fund may also purchase and write  options to buy or sell those Futures  Contracts in which it may invest as described  above under "Futures  Contracts."  Such  investment  strategies  will be used for hedging  purposes and for non-hedging purposes, subject to applicable law.

         Options on Futures  Contracts  that are written or purchased  by the Fund on U.S.  Exchanges  are traded on the same  contract market as the underlying Futures Contract,  an, like Futures  Contracts,  are subject to the regulation by the CFTC and the performance guarantee of the exchange  clearinghouse.  In addition,  Options on Futures Contracts may be traded on foreign exchanges.  The Fund may cover the  writing of call  Options on Futures  Contracts  (a)  through  purchases  of the  underlying  Futures  Contract,  (b) through ownership of the instrument,  or instruments  included in the index,  underlying the Futures Contract,  or (c) through the holding of a call on the same Futures  Contract and in the same  principal  amount as the call written where the exercise price of the call held (I)
is equal to or less than the exercise  price of the call written or (ii) is greater than the exercise  price of the call written if the
Fund owns liquid and unencumbered  assets equal to the difference.  The Fund may cover the writing of put Options on Futures  Contracts
(a) through sales of the underlying  Futures Contract,  (b) through the ownership of liquid and unencumbered  assets equal to the value of the security or index underlying the Futures  Contract,  or (c) through the holding of a put on the same Futures Contract and in the same  principal  amount as the put written where the exercise  price of the put held (i) is equal to or greater than the exercise price of the put  written if where the  exercise  price of the put held (ii) is less than the  exercise  price of the put written of the Fund owns liquid and  unencumbered  assets equal to the  difference.  Put and call Options on Futures  Contracts may also be covered in such other  manner  as may be in  accordance  with the  rules of the  exchange  on which  the  option  is  traded  and  applicable  laws and regulations.  Upon the  exercise  of a call  Option on a Futures  Contract  written by the Fund,  the Fund will be required to sell the underlying  Futures  Contract  which,  if the Fund has covered its  obligation  through the  purchase of such  Contract,  will serve to liquidate its futures  position.  Similarly,  where a put Option on a Futures Contract written by the Fund is exercised,  the Fund will be required to  purchase  the  underlying  Futures  Contract  which,  if the Fund has covered its  obligation  through the sale of such
Contract, will close out its futures position.

         Depending on the degree of correlation  between changes in the value of its portfolio  securities and the changes in the value of its futures  positions,  the Fund's losses from existing Options on Futures  Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

         Options on  Securities.  The Fund may write  (sell)  covered put and call  options,  and  purchase  put and call  options,  on securities.

         A call option  written by the Fund is  "covered"  if the Fund owns the  security  underlying  the call or has an absolute  and immediate right to acquire that security without  additional cash  consideration (or for additional cash consideration if the Fund owns liquid and unencumbered  assets equal to the amount of cash  consideration) upon conversion or exchange of other securities held in its portfolio.  A call option is also covered if the Fund holds a call on the same  security and in the same  principal  amount as the call written  where the  exercise  price of the call  held (a) is equal to or less than the  exercise  price of the call  written  or (b) is greater than the exercise price of the call written if the Fund owns liquid and  unencumbered  assets equal to the  difference.  If the portfolio  writes a put option it must  segregate  liquid and  unencumbered  assets with a value equal to the exercise  price,  or else holds a put on the same  security  and in the same  principal  amount as the put written  where the  exercise  price of the put held is equal to or greater  than the exercise  price of the put written or where the exercise  price of the put held is less than the exercise price of the put written if the Fund owns liquid and  unencumbered  assets equal to the  difference.  Put and call  options  written by the Fund may also be covered in such other  manner as may be in  accordance  with the  requirements  of the  exchange on which,  or the counterparty with which, the option is traded, and applicable laws and regulations.

         Effecting a closing  transaction  in the case of a written  call option will permit the Fund to write  another  call option on the  underlying  security with either a different  exercise  price or  expiration  date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the Fund owns liquid and  unencumbered  assets.  Such  transactions permit the Fund to generate  additional  premium income,  which will partially offset declines in the value of portfolio  securities or increases in the cost of securities to be acquired.  Also,  effecting a closing  transaction  will permit the cash or proceeds from the concurrent sale of any securities  subject to the option to be used for other investments of the Fund,  provided that another option on such  security is not  written.  If the Fund desires to sell a particular  security  from its  portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

         The Fund may write options in connection with buy-and-write  transactions;  that is, the Fund may purchase a security and then write a call option  against that  security.  The exercise  price of the call option the Fund  determines to write will depend upon the expected  price  movement of the  underlying  security.  The exercise  price of a call option may be below  ("in-the-money"),  equal to
("at-the-money")  or above  ("out-of-the-money")  the  current  value of the  underlying  security  at the time the option is  written.
Buy-and-write  transactions using  in-the-money call options may be used when it is expected that the price of the underlying  security will decline moderately during the option period.  Buy-and-write  transactions using  out-of-the-money call options may be used when it is expected  that the premiums  received  from  writing the call option plus the  appreciation  in the market  price of the  underlying security up to the exercise price will be greater than the  appreciation  in the price of the underlying  security  alone.  If the call options are  exercised  in such  transactions,  the  Fund's'  maximum  gain will be the premium  received by it for writing the option, adjusted  upwards or downwards by the  difference  between the Fund's'  purchase  price of the  security and the exercise  price,  less related  transaction  costs.  If the options are not exercised and the price of the underlying  security  declines,  the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return  characteristics to buy-and-write  transactions.  If the market price or the underlying  security rises or otherwise is above the exercise price,  the put option will expire  worthless and the
Fund's' gain will be limited to the premium received,  less related  transaction costs. If the market price of the underlying  security declines  or  otherwise  is below the  exercise  price,  the Fund may elect to close the  position  or retain  the  option  until it is exercised,  at which time the Fund will be required to take  delivery of the security at the exercise  price;  the Fund' return will be the premium  received  from the put option  minus the amount by which the market  price of the  security is below the  exercise  price, which could result in a loss.  Out-of-the-money,  at-the-money  and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

         The Fund may also  write  combinations  of put and call  options  on the same  security,  known as  "straddles"  with the same exercise  price and expiration  date. By writing a straddle,  the Fund  undertakes a  simultaneous  obligation to sell and purchase the same security in the event that one of the options is exercised.  If the price of the security  subsequently  rises  sufficiently above the exercise  price to cover the amount of the premium and  transaction  costs,  the call will likely be exercised and the Fund will be required to sell the  underlying  security at a below  market  price.  This loss may be offset,  however,  in whole or in part,  by the premiums  received on the writing of the two options.  Conversely,  if the price of the security declines by a sufficient  amount,  the put will likely be  exercised.  The writing of  straddles  will likely be  effective,  therefore,  only where the price of the security remains stable and neither the call nor the put is exercised.  In those  instances  where one of the options is exercised,  the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

         The  writing of options on  securities  will not be  undertaken  by the Fund solely for hedging  purposes,  and could  involve certain  risks  which are not  present in the case of hedging  transactions.  Moreover,  even where  options  are  written  for hedging purposes,  such  transactions  constitute  only a partial  hedge  against  declines  in the value of  portfolio  securities  or against increases in the value of securities to be acquired,  up to the amount of the premium.  The Fund may also purchase  options for hedging purposes or to increase its return.

         The Fund may also  purchase call options to hedge  against an increase in the price of  securities  that the Fund  anticipates purchasing in the future.  If such  increase  occurs,  the call option will permit the Fund to purchase the  securities at the exercise price, or to close out the options at a profit.

         Options on Stock  Indices.  The Fund may write (sell)  covered call and put options and purchase call and put options on stock indices.  The Fund may cover  written call options on stock indices by owning  securities  whose price  changes,  in the opinion of the
Sub-advisor,  are expected to be similar to those of the  underlying  index,  or by having an absolute and  immediate  right to acquire such securities  without  additional cash  consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash  consideration)  upon  conversion  or exchange of other  securities in its  portfolio.  The Fund may also cover call  options on stock  indices  by holding a call on the same index and in the same  principal  amount as the call  written where the exercise  price of the call held (a) is equal to or less than the  exercise  price of the call written or (b) is greater than the  exercise  price of the call  written if the Fund own liquid and  unencumbered  assets equal to the  difference.  If the  Portfolio writes put options on stock indices,  it must segregate  liquid and  unencumbered  assets with a value equal to the exercise  price, or hold a put on the same stock index and in the same  principal  amount as the put written  where the exercise  price of the put held (a)
is equal to or greater  than the  exercise  price of the put written or (b) is less than the  exercise  price of the put written if the
Fund owns liquid and  unencumbered  assets equal to the  difference.  Put and call options on stock indices may also be covered in such other manner as may be in accordance  with the rules of the exchange on which,  or the  counterparty  with which,  the option is traded and applicable laws and regulations.

         The  purchase  of call  options  on stock  indices  may be used by the Fund to  attempt  to reduce the risk of missing a broad market  advance,  or an advance in an industry or market  segment,  at a time when the Fund holds  uninvested  cash or short-term  debt securities  awaiting  investment.  When purchasing  call options for this purpose,  the Fund will also bear the risk of losing all or a portion of the premium paid it the value of the index does not rise.  The  purchase of call  options on stock  indices when the Fund is substantially  fully invested is a form of leverage,  up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

         The index  underlying a stock index option may be a  "broad-based"  index,  such as the Standard & Poor's 500 Index or the New
York Stock Exchange  Composite Index,  the changes in value of which ordinarily will reflect  movements in the stock market in general.
In  contrast,  certain  options may be based on narrower  market  indices,  such as the  Standard & Poor's 100 Index,  or on indices of securities  of  particular  industry  groups,  such as those of oil and gas or technology  companies.  A stock index  assigns  relative values to the stocks included in the index and the index  fluctuates  with changes in the market values of the stocks so included.  The composition of the index is changed periodically.

         For an additional discussion of options, see this SAI under "Certain Risk Factors and Investment Methods."

..........Special Risk Factors.

         Risk of Imperfect  Correlation of Hedging  Instruments with the Fund's  Portfolio.  The use of derivatives for "cross hedging"
purposes (such as a transaction in a Forward  Contract on one currency to hedge exposure to a different  currency) may involve  greater correlation  risks.  Consequently,  the Fund bears the risk that the price of the  portfolio  securities  being hedged will not move in the same amount or direction as the underlying index or obligation.

..........It should be noted that stock index futures  contracts or options based upon a narrower index of securities,  such as those of a particular  industry group,  may present greater risk than options or futures based on a broad market index.  This is due to the fact that a narrower index is more  susceptible to rapid and extreme  fluctuations  as a result of changes in the value of a small number of securities.  Nevertheless,  where the Fund  enters  into  transactions  in options or futures on  narrowly-based  indices  for  hedging purposes,  movements in the value of the index  should,  if the hedge is  successful,  correlate  closely with the portion of the Fund'
portfolio or the intended acquisitions being hedged.

         The trading of derivatives for hedging  purposes  entails the additional risk of imperfect  correlation  between  movements in the price of the derivative  and the price of the underlying  index or  obligation.  The  anticipated  spread between the prices may be distorted  due to the  difference  in the nature of the markets  such as  differences  in margin  requirements,  the  liquidity of such markets and the  participation  of speculators in the derivatives  markets.  In this regard,  trading by speculators in derivatives has in the past  occasionally  resulted in market  distortions,  which may be difficult or  impossible  to predict,  particularly  near the expiration of such instruments.

         The  trading of Options on  Futures  Contracts  also  entails  the risk that  changes in the value of the  underlying  Futures
Contracts  will not be fully  reflected in the value of the option.  The risk of imperfect  correlation,  however,  generally  tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

         Further,  with  respect to options on  securities,  options on stock  indices,  options on  currencies  and Options on Futures
Contracts,  the Fund is  subject  to the risk of market  movements  between  the time  that the  option  is  exercised  and the time of performance thereunder.  This could increase the extent of any loss suffered by the Fund in connection with such transactions.

         In writing a covered call option on a security,  index or futures contract,  the Fund also incurs the risk that changes in the value of the  instruments  used to cover the position will not correlate  closely with changes in the value of the option or underlying index or  instrument.  For example,  where the Fund covers a call option  written on a stock index through  segregation  of securities, such  securities may not match the  composition of the index,  and the Fund may not be fully  covered.  As a result,  the Fund could be subject to risk of loss in the event of adverse market movements.

         Risks of  Non-Hedging  Transactions.  The Fund may enter  transactions  in  derivatives  for  non-hedging  purposes as well as hedging  purposes.  Non-hedging  transactions  in such  instruments  involve  greater  risks and may result in losses  which may not be offset by  increases in the value of portfolio  securities  or declines in the cost of  securities  to be acquired.  Nevertheless,  the method of  covering  an option  employed by the Fund may not fully  protect it against  risk of loss and, in any event,  the Fund could suffer  losses on the  option  position  which  might not be offset by  corresponding  portfolio  gains.  The Fund may also  enter into futures,  Forward  Contracts for  non-hedging  purposes.  For example,  the Fund may enter into such a transaction as an alternative to purchasing or selling the  underlying  instrument or to obtain  desired  exposure to an index or market.  In such  instances,  the Fund will be exposed to the same economic  risks  incurred in  purchasing or selling the  underlying  instrument  or  instruments.  However, transactions in futures,  Forward  Contracts may be leveraged,  which could expose the Fund to greater risk of loss than such purchases or sales.  Entering into transactions in derivatives for other than hedging purposes,  therefore,  could expose the Fund to significant risk of loss if the prices,  rates or values of the  underlying  instruments  or indices do not move in the  direction or to the extent anticipated.

         With respect to the writing of straddles on  securities,  the Fund incurs the risk that the price of the  underlying  security will not remain  stable,  that one of the options  written  will be  exercised  and that the  resulting  loss will not be offset by the amount of the premiums received.  Such transactions,  therefore,  create an opportunity for increased return by providing the Fund with two simultaneous  premiums on the same security,  but involve  additional risk, since the Fund may have an option exercised  against it regardless of whether the price of the security increases or decreases.

         Risk of a Potential  Lack of a Liquid  Secondary  Market.  Prior to exercise or expiration,  a futures or option  position can only be  terminated  by entering  into a closing  purchase or sale  transaction.  In that event,  it may not be possible to close out a position held by the Fund,  and the Fund could be required to purchase or sell the instrument  underlying an option,  make or receive a cash settlement or meet ongoing variation margin  requirements.  Under such circumstances,  if the Fund has insufficient cash available to meet  margin  requirements,  it  will  be  necessary  to  liquidate  portfolio  securities  or  other  assets  at a time  when it is disadvantageous  to do so. The inability to close out options and futures  positions,  therefore,  could have an adverse  impact on the
Fund' ability effectively to hedge its portfolio, and could result in trading losses.

         The  trading  of Futures  Contracts  and  options is also  subject to the risk of  trading  halts,  suspensions,  exchange  or clearinghouse  equipment  failures,  government  intervention,  insolvency of a brokerage firm or clearinghouse or other disruptions of normal  trading  activity,  which could at times make it difficult or impossible to liquidate  existing  positions or to recover excess variation margin payments.

         Potential  Bankruptcy of a  Clearinghouse  or Broker.  When the Fund enters into  transactions in  exchange-traded  futures or options, it is exposed to the risk of the potential  bankruptcy of the relevant exchange  clearinghouse or the broker through which the
Fund has effected the transaction.  In that event, the Fund might not be able to recover amounts  deposited as margin,  or amounts owed to the Fund in connection  with its  transactions,  for an indefinite  period of time,  and could sustain losses of a portion or all of such amounts.  Moreover,  the performance  guarantee of an exchange  clearinghouse  generally  extends only to its members and the Fund could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

         Trading and Position  Limits.  The  exchanges on which  futures and options are traded may impose  limitations  governing  the maximum number of positions on the same side of the market and involving the same underlying  instrument  which may be held by a single investor,  whether  acting alone or in concert with others  (regardless  of whether  such  contracts  are held on the same or different exchanges  or held or written in one or more  accounts  or through one or more  brokers.)  Further,  the CFTC and the various  contract markets have  established  limits referred to as "speculative  position limits" on the maximum net long or net short position which any person may hold or control in a particular  futures or option  contract.  An exchange may order the  liquidation of positions  found to be in  violation of these limits and it may impose other  sanctions or  restrictions.  The Adviser does not believe that these  trading and position limits will have any adverse impact on the strategies for hedging the portfolios of the Fund.

         Risks of  Options  on  Futures  Contracts.  The  amount  of risk the Fund  assumes  when it  purchases  an Option on a Futures
Contract is the premium paid for the option,  plus related  transaction  costs. In order to profit from an option  purchased,  however, it may be necessary to exercise the option and to liquidate the underlying  Futures Contract,  subject to the risks of the availability of a liquid  offset  market  described  herein.  The writer of an Option on a Futures  Contract  is  subject to the risks of  commodity futures trading,  including the requirement of initial and variation margin payments,  as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

         Risks of Transactions in Foreign  Currencies and  Over-the-Counter  Derivatives and Other  Transactions  Not Conducted on U.S.
Exchanges.  Transactions  in Forward  Contracts  on  foreign  currencies,  as well as futures  and  options on foreign  currencies  and transactions  executed on foreign  exchanges,  are subject to all of the  correlation,  liquidity and other risks  outlined  above.  In addition,  however,  such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying  such  contracts,  which could  restrict or eliminate  trading and could have a substantial  adverse  effect on the value of positions held by the Fund.  Further,  the value of such positions could be adversely  affected by a number of other complex  political and economic factors applicable to the countries issuing the underlying currencies.

         Further,  unlike trading in most other types of instruments,  there is no systematic  reporting of last sale  information with respect to the foreign currencies  underlying  contracts thereon. As a result, the available  information on which trading systems will be based may not be as complete as the  comparable  data on which the Fund makes  investment and trading  decisions in connection  with other  transactions.  Moreover,  because the foreign  currency market is a global,  24-hour  market,  events could occur in that market which will not be reflected in the forward,  futures or options  market until the following  day,  thereby making it more difficult for the Fund to respond to such events in a timely manner.

         Settlements of exercises of  over-the-counter  Forward  Contracts or foreign currency options  generally must occur within the country  issuing the underlying  currency,  which in turn requires  traders to accept or make delivery of such currencies in conformity with any U.S. or foreign  restrictions  and  regulations  regarding the maintenance of foreign banking  relationships,  fees,  taxes or other charges.

         Unlike  transactions  entered  into by the Fund in Futures  Contracts  and  exchange-traded  options,  on foreign  currencies,
Forward Contracts,  over-the-counter  options on securities,  swaps and other  over-the-counter  derivatives are not traded on contract markets  regulated by the CFTC or (with the exception of certain foreign currency  options) the SEC. To the contrary,  such instruments are traded through  financial  institutions  acting as  market-makers,  although  foreign  currency  options are also traded on certain national  securities  exchanges,  such as the  Philadelphia  Stock  Exchange and the Chicago  Board  Options  Exchange,  subject to SEC regulation.  In an  over-the-counter  trading  environment,  many of the  protections  afforded  to exchange  participants  will not be available.  For example,  there are no daily price  fluctuation  limits,  and adverse market  movements could therefore  continue to an unlimited  extent over a period of time.  Although  the  purchaser  of an option  cannot lose more than the amount of the premium  plus related  transaction  costs,  this entire amount could be lost.  Moreover,  the option writer and a trader of Forward  Contracts  could lose amounts substantially in excess of their initial investments,  due to the margin and collateral  requirements associated with such positions.

         In  addition,  over-the-counter  transactions  can only be  entered  into with a  financial  institution  willing  to take the opposite side, as principal,  of the Fund's  position unless the  institution  acts as broker and is able to find another  counterparty willing to enter into the transaction  with the Fund.  Where no such  counterparty is available,  it will not be possible to enter into a desired transaction.

         Further,  over-the-counter  transactions  are not subject to the  guarantee  of an exchange  clearinghouse,  and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial  institution  serving as its  counterparty.  One or more of such  institutions  also may decide to discontinue  their role as market-makers in a particular  currency or security,  thereby restricting the Fund's ability to enter into desired hedging transactions.

         Options on  securities,  options on stock  indices,  Futures  Contracts,  Options on Futures  Contracts and options on foreign currencies  may be traded on  exchanges  located in foreign  countries.  Such  transactions  may not be conducted in the same manner as those entered into on U.S.  exchanges,  and may be subject to different margin,  exercise,  settlement or expiration  procedures.  As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

         Options on foreign  currencies  traded on national  securities  exchanges are within the jurisdiction of the SEC, as are other securities  traded on such  exchanges.  As a result,  many of the  protections  provided  to traders  on  organized  exchanges  will be available  with  respect to such  transactions.  In  particular,  all foreign  currency  option  positions  entered  into on a national securities  exchange  are cleared and  guaranteed  by the Options  Clearing  Corporation  (the  "OCC"),  thereby  reducing  the risk of counterparty default.

         The  purchase  and sale of  exchange-traded  foreign  currency  options,  is subject  to the risks  regarding  adverse  market movements,  margining of options written, the nature of the foreign currency market, possible intervention by governmental  authorities and the effects of other political and economic events.  In addition,  exchange-traded  options on foreign  currencies  involve certain risks not presented by the  over-the-counter  market.  For example,  exercise and  settlement of such options must be made  exclusively through the OCC, which has established  banking  relationships in applicable  foreign countries for this purpose.  As a result, the OCC may, if it determines that foreign  governmental  restrictions or taxes would prevent the orderly settlement of foreign currency option exercises,  or would result in undue burdens on the OCC or its clearing member,  impose special  procedures on exercise and settlement, such as  technical  changes in the  mechanics  of delivery of  currency,  the fixing of dollar  settlement  prices or  prohibitions  on exercise.

         Short  Sales  Against  The Box.  The Fund may make  short  sales  "against  the box." If the Fund  enters  into a short  sales against the box, it is required to segregate  securities  equivalent  in kind and amount to the  securities  sold short (or  securities convertible or exchangeable  into such  securities) and is required to hold such  securities  while the short sale is outstanding.  The
Fund will incur transaction costs,  including interest,  in connection with opening,  maintaining,  and closing short sales against the box.  For  further  information  about this  practice,  please  refer to the  Company's  Prospectus  under  "Certain  Risk  Factors and
Investment Methods."

         Short  Term  Instruments.  The Fund  may hold  cash  and  invest  in cash  equivalents,  such as  short-term  U.S.  Government
Securities, commercial paper and bank instruments.

         Temporary Defensive  Positions.  During periods of unusual market conditions when the Sub-advisor  believes that investing for temporary  defensive  purposes is  appropriate,  or in order to meet  anticipated  redemption  requests,  a large portion or all of the assets  of the Fund may be  invested  in cash  (including  foreign  currency)  or cash  equivalents,  including,  but not  limited  to, obligations of banks (including  certificates of deposit,  bankers acceptances,  time deposits and repurchase  agreements),  commercial paper, short-term notes, U.S. Government securities and related repurchase agreements.

         "When-Issued"  Securities.  The Fund may purchase securities on a "when-issued,"  "forward  commitment," or "delayed delivery"
basis.  The  commitment  to purchase a security  for which  payment  will be made on a future  date may be deemed a separate  security.
While awaiting  delivery of securities  purchased on such basis,  the Fund will identify  liquid and  unencumbered  assets equal to its forward delivery  commitment.  For more information about when-issued  securities,  please see this SAI under "Certain Risk Factors and
Investment Methods."

ASAF INVESCO CAPITAL Income Fund:

Investment  Objective:  The investment  objective of the Fund is to seek high current income and capital growth while  following  sound investment practices.

Investment Policies:

..........The Fund seeks to achieve its  objective by investing in  securities  that are expected to produce  relatively  high levels of income  and  consistent,  stable  returns.  The Fund  normally  will  invest at least 65% of its assets in  dividend-paying  common and preferred stocks of domestic and foreign issuers.  Equity securities include common stocks,  preferred stocks,  warrants and securities convertible into or exchangeable for common and preferred stocks.

      Up to 30% of the Fund's assets may be invested in equity  securities  that do not pay regular  dividends.  In addition,  the Fund normally will have some portion of its assets  invested in debt securities or convertible  bonds.  The Fund may invest up to 25% of its total  assets in  foreign  securities,  including  securities  of issuers in  countries  considered  to be  developing.  These  foreign investments may serve to increase the overall risks of the Fund.

..........Debt  Securities.  The debt securities in which the Fund invests are generally  subject to two kinds of risk,  credit risk and market risk.  The ratings given a debt security by Moody's and Standard & Poor's  ("S&P")  provide a generally  useful guide as to such credit  risk.  The lower the rating  given a debt  security by such  rating  service,  the greater the credit risk such rating  service perceives  to exist with  respect to such  security.  Increasing  the amount of Fund  assets  invested in unrated or lower grade (Ba or less by Moody's,  BB or less by S&P) debt  securities,  while  intended to increase the yield  produced by the Fund's debt  securities, will also increase the credit risk to which those debt securities are subject.

..........Lower-rated  debt  securities  and  non-rated  securities of comparable  quality tend to be subject to wider  fluctuations  in yields and market values than higher rated debt securities and may have  speculative  characteristics.  Although the Fund may invest in debt securities  assigned lower grade ratings by S&P or Moody's,  the Fund's investments have generally been limited to debt securities rated B or higher by either S&P or Moody's.  Debt  securities  rated  lower than B by either S&P or Moody's may be highly  speculative.
The Sub-advisor  intends to limit such portfolio  investments to debt securities which are not believed by the Sub-advisor to be highly speculative and which are rated at least CCC or Caa,  respectively,  by S&P or Moody's.  In addition,  a significant  economic downturn or major increase in interest rates may well result in issuers of lower-rated debt securities  experiencing  increased financial stress which would adversely affect their ability to service their principal and interest  obligations,  to meet projected business goals, and to obtain  additional  financing.  While the  Sub-advisor  attempts to limit  purchases of  lower-rated  debt  securities to securities having an  established  retail  secondary  market,  the market for such  securities may not be as liquid as the market for higher rated debt  securities.  For an additional  discussion of certain risks involved in lower-rated or unrated  securities,  see this SAI and the
Company's Prospectus under "Certain Risk Factors and Investment Methods."

..........Lending  Portfolio  Securities.  The Fund may lend its securities to qualified  brokers,  dealers,  banks,  or other financial institutions.  While voting rights may pass with the loaned  securities,  if a material event (e.g.,  proposed merger,  sale of assets, or  liquidation)  is to occur  affecting an investment on loan, the loan must be called and the securities  voted.  Loans of securities made by the Fund will comply with all other  applicable  regulatory  requirements,  including the rules of the New York Stock  Exchange and the requirements of the Investment Company Act of 1940 and the Rules of the SEC thereunder.

..........Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF
INVESCO Capital Income Fund. These  limitations are not  "fundamental"  restrictions and may be changed by the Directors of the Company without shareholder approval.  The Fund will not:

..........1.       Invest in companies for the purpose of exercising management or control;

..........2.       Purchase securities of open-end or closed-end  investment  companies except in compliance with the Investment Company
Act of 1940;

..........3.       Purchase  securities  on margin,  except (i) for use of  short-term  credit  necessary  for clearance of purchases of portfolio securities and (ii) the Fund may make margin deposits in connection with futures contracts or other permissible investments;

..........4.       Effect short sales of securities; or

..........5.       Purchase any security or enter into a repurchase agreement,  if as a result, more than 15% of its net assets would be invested in repurchase  agreements  not  entitling the holder to payment of principal and interest  within seven days and in securities that are  illiquid  by  virtue of legal or  contractual  restrictions  on resale or the  absence  of a readily  available  market.  The
Directors of the Company,  or the Investment  Manager or the Sub-advisor acting pursuant to authority  delegated by the Directors,  may determine that a readily  available market exists for securities  eligible for resale pursuant to Rule 144A under the Securities Act of
1933, or any successor to that rule, and therefore that such securities are not subject to the foregoing limitation.

asaf american century Strategic Balanced Fund:

Investment Objective:  The investment objective of the Fund is to seek capital growth and current income.

Investment Policies:

..........In general,  within the  restrictions  outlined  herein,  the  Sub-advisor has broad powers with respect to investing funds or holding them  uninvested.  Investments are varied  according to what is judged  advantageous  under changing  economic  conditions.  It will be the policy of the Sub-advisor to retain maximum flexibility in management without  restrictive  provisions as to the proportion of one or  another  class of  securities  that may be held  subject  to the  investment  restrictions  described  below.  However,  the
Sub-advisor  may invest  the  assets of the Fund in varying  amounts  in other  instruments  and in senior  securities,  such as bonds, debentures,  preferred  stocks  and  convertible  issues,  when such a course is deemed  appropriate  in order to attempt to attain its financial  objectives.  Senior  securities  that, in the opinion of the  Sub-advisor,  are high-grade  issues may also be purchased for defensive purposes.

..........The above  statement of investment  policy gives the  Sub-advisor  authority to invest in securities  other than common stocks and  traditional  debt and  convertible  issues.  The  Sub-advisor  may invest in master limited  partnerships  (other than real estate partnerships)  and royalty trusts which are traded on domestic stock  exchanges when such  investments  are deemed  appropriate for the attainment of the Fund's investment objectives.

..........The Sub-advisor will invest  approximately  60% of the Fund in equity  securities and the balance in fixed income  securities.
The fixed income assets will be invested  primarily in investment grade  securities.  The Fund may invest up to 15% of its fixed income assets in high yield  securities.  There are no credit or maturity  restrictions on the fixed income securities in which the high yield portion  of the Fund may be  invested.  The Fund may  invest in  securities  of the  United  States  government  and its  agencies  and instrumentalities,  corporate,  sovereign government,  municipal,  mortgage-backed,  and other asset-backed securities. For purposes of determining the weighted  average  maturity of the fixed income portion of the Fund, the Sub-advisor  will use weighted average life as the measure of maturity for all  mortgage-backed  and  asset-backed  securities.  It can be expected that the  Sub-advisor  will invest from time to time in bonds and preferred stock convertible into common stock.

..........Forward Currency  Exchange  Contracts.  The Fund conducts its foreign currency exchange  transactions  either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign  currency  exchange  market,  or through  entering into forward foreign currency exchange contracts to purchase or sell foreign currencies.

..........The Fund expects to use forward  contracts  under two  circumstances:  (1) when the  Sub-advisor  wishes to "lock in" the U.S.
dollar price of a security when the Fund is  purchasing  or selling a security  denominated  in a foreign  currency,  the Fund would be able to enter into a forward  contract to do so  ("transaction  hedging");  (2) when the  Sub-advisor  believes  that the currency of a particular  foreign country may suffer a substantial  decline against the U.S.  dollar,  the Fund would be able to enter into a forward contract to sell foreign  currency  for a fixed U.S.  dollar  amount  approximating  the value of some or all of the Fund's  securities either  denominated in, or whose value is tied to, such foreign currency  ("portfolio  hedging").  It is anticipated that the Fund will enter into portfolio hedges much less frequently than transaction hedges.

..........As to  transactional  hedging,  when the Fund enters  into a trade for the  purchase  or sale of a security  denominated  in a foreign  currency,  it may be desirable to establish (lock in) the U.S. dollar cost or proceeds.  By entering into forward contracts in
U.S. dollars for the purchase or sale of a foreign currency involved in an underlying  security  transaction,  the Fund will be able to protect  itself  against a possible loss between trade and  settlement  dates  resulting  from the adverse  change in the  relationship between the U.S. dollar at the subject foreign currency.

..........Under  portfolio  hedging,  when the Sub-advisor  believes that the currency of a particular  country may suffer a substantial decline  relative to the U.S.  dollar,  the Fund could enter into a foreign  contract to sell for a fixed  dollar  amount the amount in foreign  currencies  approximating the value of some or all of its portfolio  securities either  denominated in, or whose value is tied to, such foreign  currency.  The Fund will place cash or high-grade  liquid  securities in a separate  account with its custodian in an amount  sufficient  to cover its  obligation  under  the  contract.  If the value of the  securities  placed  in the  separate  account declines,  additional  cash or  securities  will be placed in the account on a daily basis so that the value of the account  equals the amount of the Fund's  commitments  with respect to such  contracts.  At any given time,  no more than 10% of the Fund's  assets will be committed to a segregated account in connection with portfolio hedging transactions.

..........The precise  matching of forward  contracts in the amounts and values of securities  involved  would not generally be possible since the future values of such foreign  currencies will change as a consequence of market  movements in the values of those securities between the date the forward  contract is entered into and the date it matures.  Predicting  short-term  currency  market  movements is extremely  difficult,  and the successful  execution of short-term  hedging  strategy is highly  uncertain.  The  Sub-advisor  does not intend to enter into such  contracts  on a regular  basis.  Normally,  consideration  of the prospect  for  currency  parities  will be incorporated  into the  long-term  investment  decisions  made  with  respect  to  overall  diversification  strategies.  However,  the
Sub-advisor  believes that it is important to have  flexibility to enter into such forward  contracts when it determines  that the Fund
's best interests may be served.

..........Generally,  the Fund will not enter into a forward  contract  with a term of greater  than one year.  At the  maturity  of the forward  contract,  the Fund may either sell the  portfolio  security and make delivery of the foreign  currency,  or it may retain the security and terminate the  obligation to deliver the foreign  currency by purchasing an  "offsetting"  forward  contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency.

..........It is  impossible  to forecast with  absolute  precision  the market value of the Fund's  securities at the  expiration of the forward contract.  Accordingly,  it may be necessary for the Fund to purchase  additional foreign currency on the spot market (and bear the expense of such  purchase) if the market  value of the  security is less than the amount of foreign  currency the Fund is obligated to deliver  and if a decision  is made to sell the  security  and make  delivery  of the  foreign  currency  the Fund is  obligated  to deliver.  For an additional  discussion of forward currency  exchange  contracts and certain risks involved  therein,  see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

..........Derivative  Securities.  To the extent permitted by its investment  objectives and policies  discussed  elsewhere herein,  the
Fund may invest in  securities  that are commonly  referred to as  "derivative"  securities.  Certain  derivative  securities  are more accurately  described  as  "index/structured"  securities.  Index/structured  securities  are  derivative  securities  whose  value  or performance  is linked to other  equity  securities  (such as  depositary  receipts),  currencies,  interest  rates,  indices  or other financial indicators ("reference indices").

..........Some  "derivatives,"  such as  mortgage-backed  and  other  asset-backed  securities,  are in many  respects  like  any  other investment, although they may be more volatile or less liquid than more traditional debt securities.

..........The Fund may not invest in a  derivative  security  unless the  reference  index or the  instrument  to which it relates is an eligible  investment  for the  Fund.  For  example,  a  security  whose  underlying  value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil and gas leases or futures.

..........The return on a derivative  security may increase or decrease,  depending upon changes in the reference index or instrument to which it relates.

..........There is a range of risks associated with derivative investments, including:

o........the risk that the underlying  security,  interest rate,  market index or other  financial asset will not move in the direction the portfolio manager anticipates;

o        the  possibility  that there may be no liquid  secondary  market,  or the  possibility  that price  fluctuation  limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired; and

o        the risk that the counterparty will fail to perform its obligations.

The Sub-advisor will report to the Investment Manager on activity in derivative  securities,  and the Investment Manager will report to the Trust's Board of Directors as necessary.  For additional  information on derivatives  and their risks,  see the Trust's  Prospectus under "Certain Risk Factors and Investment Methods."

         Futures and Options.  The Fund may enter into futures contracts,  options or options on futures  contracts.  The Fund may not, however, enter into a futures transaction for speculative purposes.  Generally, futures transactions will be used to:

o        protect against a decline in market value of the Fund's securities (taking a short futures position), or

o        protect  against the risk of an increase in market value for securities in which the Fund generally invests at a time when the Fund is not fully-invested (taking a long futures position), or

o        provide a temporary substitute for the purchase of an individual security that may be purchased in an orderly fashion.

     Some futures and options strategies,  such as selling futures, buying puts and writing calls, hedge the Fund's investments against price fluctuations.  Other strategies, such as buying futures, writing puts and buying calls, tend to increase market exposure.

         Although other  techniques may be used to control the Fund's  exposure to market  fluctuations,  the use of futures  contracts may be a more effective  means of hedging this exposure.  While the Fund will pay brokerage  commissions in connection with opening and closing out futures  positions,  these costs are lower than the  transaction  costs incurred in the purchase and sale of the underlying securities.

         The Fund may engage in futures and options  transactions  based on  securities  indices  that are  consistent  with the Fund's investment  objectives.  Examples of indices that may be used include the Bond Buyer Index of Municipal  Bonds for fixed income  funds, or the S&P 500 Index for equity  funds.  The Fund also may engage in futures and  options  transactions  based on specific  securities, such as U.S.  Treasury bonds or notes.  Futures contracts are traded on national futures  exchanges.  Futures exchanges and trading are regulated under the Commodity Exchange Act by the CFTC, a U.S. government agency.

         Unlike when the Fund  purchases  or sells a bond,  no price is paid or  received by the Fund upon the  purchase or sale of the future.  Initially,  the Fund will be required to deposit an amount of cash or securities  equal to a varying  specified  percentage of the contract  amount.  This amount is known as initial  margin.  The margin  deposit is intended to assure  completion  of the contract
(delivery or acceptance of the underlying  security) if it is not terminated  prior to the specified  delivery  date.  Minimum  initial margin  requirements  are established by the futures  exchanges and may be revised.  In addition,  brokers may establish margin deposit requirements  that are higher  than the  exchange  minimums.  Cash held in the  margin  account  is not  income  producing.  Subsequent payments,  called  variation  margin,  to and from  the  broker,  will be made on a daily  basis as the  price of the  underlying  debt securities or index fluctuates, making the future more or less valuable, a process known as marking the contract to market.

         Futures and options prices can be volatile,  and trading in these markets involves certain risks,  which are described in more detail in this Statement and the Trust's  Prospectus  under "Certain Risk Factors and Investment  Methods." The  Sub-advisor  will seek to minimize  these risks by limiting the  contracts  entered into on behalf of the Fund to those traded on national  futures  exchanges and for which there appears to be a liquid secondary market.

         Options on Futures.  By purchasing an option on a futures  contract,  the Fund obtains the right,  but not the obligation,  to sell the futures  contract (a put option) or to buy the contract (a call option) at a fixed strike  price.  The Fund can  terminate its position in a put option by allowing it to expire or by  exercising  the option.  If the option is  exercised,  the Fund  completes the sale of the  underlying  instrument at the strike price.  Purchasing an option on a futures  contract does not require the Fund to make margin payments unless the option is exercised.

         Although  they do not  currently  intend to do so,  the Fund may write (or sell) call  options  that  obligate  it to sell (or deliver) the option's  underlying  instrument  upon exercise of the option.  While the receipt of option  premiums  would  mitigate the effects of price  declines,  the Fund would give up some ability to participate in a price  increase on the underlying  instrument.  If the Fund were to engage in options  transactions,  it would own the futures contract at the time a call were written and would keep the contract open until the obligation to deliver it pursuant to the call expired.

         Portfolio  Securities  Lending.  In order to realize additional income, the Fund may lend its portfolio  securities to persons not affiliated  with it and who are deemed to be  creditworthy  by the  Sub-advisor.  Such loans must be secured  continuously  by cash collateral  maintained on a current basis in an amount at least equal to the market value of the securities  loaned,  or by irrevocable letters of credit.  During the existence of the loan,  the Fund must  continue to receive the  equivalent of the interest and dividends paid by the issuer on the  securities  loaned and interest on the  investment of the  collateral.  The Fund must have the right to call the loan and obtain the  securities  loaned at any time on three days' notice,  including the right to call the loan to enable the Fund to vote the securities.  Such loans may not exceed one-third of the Fund's total assets taken at market.

         Investments  in Companies  with Limited  Operating  History.  The Fund may invest in the  securities  of issuers with limiting operating  history.  The Sub-advisor  considers an issuer to have a limited  operating history if that issuer has a record of less than three years of continuous operation.

         Investments in securities of issuers with limited  operating  history may involve greater risks than investments in securities of more mature issuers.  By their nature,  such issuers  present limited  operating  history and financial  information  upon which the manager may base its investment  decision on behalf of the Fund. In addition,  financial and other information  regarding such issuers, when available, may be incomplete or inaccurate.

         The Fund will not invest more than 5% of its total assets in the  securities of issuers with less than a three-year  operating history.  The  Sub-advisor  will consider  periods of capital  formation,  incubation,  consolidation,  and research and development in determining whether a particular issuer has a record of three years of continuous operation.

         Short  Sales.  The Fund may  engage  in short  sales  if,  at the time of the  short  sale,  the Fund owns or has the right to acquire an equal amount of the security being sold short at no additional cost.

         In a short sale, the seller does not  immediately  deliver the  securities  sold and is said to have a short position in those securities  until delivery occurs.  To make delivery to the purchaser,  the executing broker borrows the securities being sold short on behalf of the seller.  While the short  position is  maintained,  the seller  collateralizes  its  obligation to deliver the securities sold  short in an amount  equal to the  proceeds  of the short  sale  plus an  additional  margin  amount  established  by the Board of
Governors of the Federal  Reserve.  If the Fund  engages in a short sale,  the  collateral  account  will be  maintained  by the Fund's custodian.  While the  short  sale is open,  the Fund  will  maintain  in a  segregated  custodial  account  an  amount  of  securities convertible  into, or  exchangeable  for, such equivalent  securities at no additional  cost.  These  securities  would  constitute the
Fund's long position.

         When the Fund makes a short sale as described  above,  any future  losses in the Fund's long  position  should be reduced by a gain in the short  position.  The extent to which such gains or losses are reduced  would depend upon the amount of the  security  sold short relative to the amount the Fund owns.  There will be certain  additional  transaction  costs associated with short sales, but the
Fund will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

         Portfolio  Turnover.  The Sub-advisor will purchase and sell securities  without regard to the length of time the security has been held and, accordingly, it can be expected that the rate of portfolio turnover may be substantial.

         The  Sub-advisor  intends to purchase a given  security  whenever the  Sub-advisor  believes it will  contribute to the stated
objective of the Fund,  even if the same security has only recently been sold. The Fund will sell a given  security,  no matter for how long or for how  short a period  it has been  held,  and no  matter  whether  the  sale is at a gain or at a loss,  if the  Sub-advisor believes  that it is not  fulfilling  its  purpose,  either  because,  among  other  things,  it did not  live up to the  Sub-advisor's expectations,  or because it may be replaced  with another  security  holding  greater  promise,  or because it has reached its optimum potential,  or because of a change in the  circumstances  of a particular  company or industry or in general  economic  conditions,  or because of some combination of such reasons.

         When a general decline in security prices is  anticipated,  the equity portion of the Fund may decrease or eliminate  entirely its equity  position  and  increase  its cash  position,  and when a rise in price  levels is  anticipated,  it may increase its equity position  and  decrease  its cash  position.  However,  it should be  expected  that the equity  portion  of the Fund will,  under most circumstances, be essentially fully invested in equity securities.

         Since  investment  decisions are based on the anticipated  contribution of the security in question to the Fund's  objectives, the rate of portfolio  turnover is irrelevant when the Sub-advisor  believes a change is in order to achieve those objectives,  and the
Fund's annual  portfolio  turnover rate cannot be  anticipated  and may be  comparatively  high.  Since the  Sub-advisor  does not take portfolio  turnover  rate into account in making  investment  decisions,  (1) the  Sub-advisor  has no intention of  accomplishing  any particular rate of portfolio  turnover,  whether high or low, and (2) the portfolio turnover rates in the past should not be considered as a representation of the rates which will be attained in the future.  For an additional  discussion of portfolio  turnover,  see this
SAI under "Portfolio Transactions" and the Company's Prospectus under "Portfolio Turnover."

         Collateralized  Mortgage Obligations.  The Fund may buy collateralized  mortgage obligations  ("CMOs").  The Fund may buy CMOs that are: (i)  collateralized  by pools of mortgages in which  payment of principal  and interest of each  mortgage is guaranteed by an agency or  instrumentality  of the U.S.  government;  (ii)  collateralized  by pools of  mortgages in which  payment of  principal  and interest are guaranteed by the issuer,  and the guarantee is  collateralized  by U.S.  government  securities;  or (iii)  securities in which the  proceeds of the issue are invested in mortgage  securities  and  payments of  principal  and  interest are  supported by the credit of an agency or  instrumentality  of the U.S.  government.  For a discussion  of CMOs and the risks  involved  therein,  see the
Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF
American Century  Strategic  Balanced Fund. These  limitations are not  "fundamental"  restrictions and may be changed by the Directors of the Company without shareholder approval.  The Fund will not:

         1.       Invest more than 15% of its assets in illiquid investments; or

         2.       Buy  securities on margin or sell short (unless it owns, or by virtue of its ownership of, other  securities  has the right to obtain  securities  equivalent  in kind and amount to the  securities  sold);  however,  the Fund may make margin  deposits in connection with the use of any financial instrument or any transaction in securities permitted under its investment policies;

         3.       Invest for control or for management; or

         4.       Invest in the  securities of other  investment  companies  except in compliance  with the  Investment  Company Act of
1940.  Duplicate fees may result from such purchases.

asaf federated High Yield Bond Fund:

Investment  Objective:  The  investment  objective  of the Fund is to seek high current  income by investing  primarily in fixed income securities.  The fixed income securities in which the Fund intends to invest are lower-rated corporate debt obligations.

Investment Policies:

..........Corporate  Debt  Securities.  The Fund invests  primarily in corporate  debt  securities.  The corporate  debt  obligations in which the Fund intends to invest are expected to be  lower-rated.  For a discussion of the special risks  associated  with  lower-rated securities,  see the  Company's  Prospectus  and this  SAI  under  "Certain  Risk  Factors  and  Investment  Methods."  Corporate  debt obligations in which the Fund invests may bear fixed,  floating,  floating and contingent,  or increasing  rates of interest.  They may involve  equity  features  such as  conversion  or exchange  rights,  warrants  for the  acquisition  of common  stock of the same or a different issuer,  participations  based on revenues,  sales or profits,  or the purchase of common stock in a unit transaction  (where corporate debt securities and common stock are offered as a unit).

..........U.S.  Government  Obligations.  The types of U.S.  government  obligations in which the Fund may invest  include,  but are not limited to, direct  obligations  of the U.S.  Treasury  (such as U.S.  Treasury  bills,  notes,  and bonds) and  obligations  issued or guaranteed  by U.S.  government  agencies  or  instrumentalities  (such as the  Federal  Home Loan  Banks,  Federal  National  Mortgage
Association,  Government National Mortgage Association,  Federal Farm Credit Banks,  Tennessee Valley Authority,  Export-Import Bank of
the United States,  Commodity  Credit  Corporation,  Federal  Financing  Bank,  Student Loan Marketing  Association,  Federal Home Loan
Mortgage  Corporation,  or National Credit Union  Administration).  These securities may be backed by: the full faith and credit of the
U.S. Treasury;  the issuer's right to borrow from the U.S.  Treasury;  the discretionary  authority of the U.S.  government to purchase certain obligations of agencies or instrumentalities;  or the credit of the agency or instrumentality  issuing the obligations.  For an additional  discussion of the types of U.S.  government  obligations in which the Fund may invest,  see the Company's  Prospectus under
"Investment Programs of the Funds."

..........Time  and  Savings  Deposits  and  Bankers'  Acceptances.  The Fund may  enter  into  time  and  savings  deposits  (including certificates  of  deposit)  and may  purchase  bankers'  acceptances.  The Fund may enter  into time and  savings  deposits  (including certificates  of deposit) in commercial or savings banks whose deposits are insured by the Bank Insurance Fund ("BIF"),  or the Savings
Association  Insurance  Fund  ("SAIF"),  including  certificates  of deposit  issued by and other time deposits in foreign  branches of
BIF-insured  banks.  The Fund may also purchase  bankers'  acceptances  issued by a BIF-insured  bank, or issued by the bank's Edge Act subsidiary and  guaranteed by the bank,  with  remaining  maturities of nine months or less. The total  acceptances of any bank held by the Fund cannot  exceed  0.25 of 1% of such bank's  total  deposits  according  to the bank's last  published  statement  of  condition preceding the date of  acceptance;  and general  obligations  of any state,  territory,  or possession of the United  States,  or their political  subdivisions,  so long as they are either (1) rated in one of the four highest grades by nationally  recognized  statistical rating organizations or (2) issued by a public housing agency and backed by the full faith and credit of the United States.

..........When-Issued  and Delayed  Delivery  Transactions.  The Fund may purchase  fixed-income  securities on a when-issued or delayed delivery  basis.  The Fund may engage in when-issued  and delayed  delivery  transactions  only for the purpose of acquiring  portfolio securities  consistent  with the Fund's  investment  objective  and policies,  not for  investment  leverage.  These  transactions  are arrangements in which the Fund purchases  securities with payment and delivery  scheduled for a future time.  Settlement dates may be a month or more after  entering into these  transactions,  and the market values of the  securities  purchased may vary from the purchase prices.  These transactions are made to secure what is considered to be an advantageous price and yield for the Fund.

..........No fees or other expenses,  other than normal transaction costs, are incurred.  However,  liquid assets of the Fund sufficient to make payment for the  securities to be purchased are segregated at the trade date.  These  securities are marked to market daily and will maintain until the  transaction  is settled.  For an additional  discussion of  when-issued  securities and certain risks involved therein, see this SAI under "Certain Risk Factors and Investment Methods."

..........Lending Portfolio  Securities.  In order to generate  additional income, the Fund may lend its securities to  brokers/dealers, banks, or other  institutional  borrowers of securities.  The Fund will only enter into loan arrangements with  broker/dealers,  banks, or other institutions that have been determined to be creditworthy.  The collateral  received when the Fund lends portfolio  securities must be valued daily and, should the market value of the loaned securities  increase,  the borrower must furnish additional  collateral to the Fund.  During the time  portfolio  securities  are on loan,  the borrower  pays the Fund any  dividends or interest paid on such securities.  Loans are subject to  termination at the option of the Fund or the borrower.  The Fund may pay  reasonable  administrative and custodial fees in connection  with a loan and may pay a negotiated  portion of the interest  earned on the cash or cash  equivalent collateral to the borrower or placing  broker.  The Fund does not have the right to vote  securities on loan,  but would  terminate the loan and regain the right to vote if that were considered important with respect to the investment.

..........Reverse  Repurchase  Agreements.  The  Fund may  also  enter  into  reverse  repurchase  agreements.  When  effecting  reverse repurchase  agreements,  liquid assets of the Fund, in a dollar amount  sufficient to make payment for the obligations to be purchased, are segregated at the trade date.  These  securities are marked to market daily and are  maintained  until the  transaction is settled.
During the period any reverse  repurchase  agreements are  outstanding,  but only to the extent  necessary to ensure  completion of the reverse repurchase  agreements,  the Fund will restrict the purchase of portfolio  instruments to money market instruments  maturing on or before the expiration  date of the reverse  repurchase  agreements.  For a discussion of reverse  repurchase  agreements and certain risks involved therein, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Derivative  Instruments  and Swaps.  The Fund may invest in certain  types of  derivative  contracts.  Depending  upon how the
Fund uses  derivative  contracts and the  relationships  between the market value of a derivative  contract and the  underlying  asset, derivative  contracts may increase or decrease the Fund's  exposure to interest rate risks,  and may also expose the Fund to liquidity.
The type of derivative  contract  that the Fund may in invest in are known as swaps.  Swaps are contracts in which two parties agree to pay each other  (swap) the returns  derived  from  underlying  assets  with  differing  characteristics.  Most swaps do not involve the delivery of the  underlying  assets by either party,  and the parties might not own the assets  underlying  the swap.  The payments are usually made on a net basis so that,  on any given day, the Fund would  receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's  payment.  Swap agreements are  sophisticated  instruments  that can take many different forms,  and are known by a variety of names including caps,  floors,  and collars.  Common swap agreements that the
Fund may use include  total return  swaps.  Total return  swaps are  contracts in which one party agrees to make  payments of the total return from the underlying asset during the specified  period,  in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

..........Portfolio  Turnover.  The Fund  may  experience  greater  portfolio  turnover  than  would be  expected  with a  portfolio  of higher-rated  securities.  For an additional  discussion of portfolio  turnover,  see this SAI under "Portfolio  Transactions"  and the
Company's Prospectus under "Portfolio Turnover."

..........Adverse  Legislation.  In 1989,  legislation  was enacted that required  federally  insured  savings and loan  associations to divest their  holdings of lower-rated  bonds by 1994.  This  legislation  also created the Resolution  Trust  Corporation  (the "RTC"), which  disposed of a  substantial  portion of  lower-rated  bonds held by failed  savings and loan  associations.  The reduction of the number of institutions  empowered to purchase and hold lower-rated  bonds,  and the divestiture of bonds by these  institutions and the
RTC, have had an adverse impact on the overall  liquidity of the market for such bonds.  Federal and state  legislatures and regulators have and may  continue  to propose new laws and  regulations  designed to limit the number or type of  institutions  that may  purchase lower-rated  bonds,  reduce the tax benefits to issuers of such bonds, or otherwise  adversely  impact the liquidity of such bonds. The
Fund cannot  predict the  likelihood  that any of these  proposals  will be adopted,  or their  potential  impact on the  liquidity  of lower-rated bonds.

..........Foreign  Securities.  For a discussion of certain risks  involved with  investing in foreign  securities,  including  currency risks, see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

..........Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF
Federated  High Yield Bond Fund.  These  limitations  are not  "fundamental"  restriction  and may be changed by the  Directors  of the
Company without shareholder approval.  The Fund will not:

..........1.       Change its policy to invest at least 80% of the value of its assets in  corporate  fixed income  securities  that are
BBB and below in Standard & Poor's rating of Baa and below in Moody's  rating  unless it provides 60 days prior  written  notice to its shareholders;

..........2.       Invest  more than 15% of the  value of its net  assets  in  securities  that are not  readily  marketable,  including repurchase  agreements  providing for settlement in more than seven days after notice. The Directors of the Company,  or the Investment
Manager or the  Sub-advisor  acting pursuant to authority  delegated by the Directors,  may determine that a readily  available  market exists for certain  securities  eligible for resale  pursuant to Rule 144A under the  Securities  Act of 1933, or any successor to such rule, and therefore that such securities are not subject to the foregoing limitation;

..........3.       Purchase securities of open-end or closed-end  investment  companies except in compliance with the Investment Company
Act of 1940;

..........4.       Purchase any  securities  on margin but may obtain such  short-term  credits as may be necessary for the clearance of transactions;

..........5.       Invest more than 10% of the value of its total  assets in foreign  securities  which are not  publicly  traded in the
United States;

..........6.       Make short sales of securities or maintain short  positions,  unless:  during the time the short position is open, it owns an equal amount of the securities  sold or securities  readily and freely  convertible  into or  exchangeable,  without payment of additional  consideration,  for securities of the same issue as, and equal in amount to, the securities  sold short;  and not more than
10% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time; or

..........7.       Purchase  securities of a company for the purpose of exercising control or management.  However,  the Fund may invest in up to 10% of the voting  securities of any one issuer and may exercise its voting powers  consistent  with the best interests of the
Fund.  From  time to time,  the  Fund,  together  with  other  investment  companies  advised  by  subsidiaries  or  affiliates  of the
Sub-advisor,  may together buy and hold  substantial  amounts of a company's  voting stock.  All such stock may be voted  together.  In some such cases,  the Fund and the other  investment  companies  might  collectively  be  considered to be in control of the company in which they have invested.  In some cases,  directors,  agents,  employees,  officers, or others affiliated with or acting for the Fund, the Sub-advisor, or affiliated companies might possibly become directors of companies in which the Fund holds stock.

asaf PIMCO Total Return Bond Fund:

Investment  Objective:  The  investment  objective of the Fund is to seek to maximize total return,  consistent  with  preservation  of capital.  The  Sub-advisor  will seek to employ prudent  investment  management  techniques,  especially in light of the broad range of investment instruments in which the Fund may invest.

Investment Policies:

..........Borrowing.  The Fund may borrow for  temporary  administrative  purposes.  This  borrowing may be  unsecured.  The  Investment
Company Act of 1940  requires  the Fund to maintain  continuous  asset  coverage  (that is,  total assets  including  borrowings,  less liabilities  exclusive of borrowings) of 300% of the amount  borrowed.  If the 300% asset coverage should decline as a result of market fluctuations  or other reasons,  the Fund may be required to sell some of its holdings within three days to reduce the debt and restore the 300% asset  coverage,  even  though it may be  disadvantageous  from an  investment  standpoint  to sell  securities  at that time.
Borrowing  will tend to  exaggerate  the effect on net asset value of any increase or decrease in the market  value of the Fund.  Money borrowed will be subject to interest  costs which may or may not be recovered by  appreciation  of the securities  purchased.  The Fund also may be required to maintain  minimum  average  balances in connection  with such  borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

..........In addition  to the above,  the Fund may enter into  reverse  repurchase  agreements  and  mortgage  dollar  rolls.  A reverse repurchase  agreement  involves the sale of a  portfolio-eligible  security by the Fund,  coupled with its agreement to repurchase  the instrument at a specified time and price.  In a "dollar roll"  transaction the Fund sells a  mortgage-related  security (such as a GNMA security)  to a dealer and  simultaneously  agrees to  repurchase  a similar  security  (but not the same  security) in the future at a pre-determined  price. A "dollar roll" can be viewed, like a reverse repurchase agreement,  as a collateralized  borrowing in which the
Fund pledges a mortgage-related  security to a dealer to obtain cash. Unlike in the case of reverse repurchase  agreements,  the dealer with which the Fund enters into a dollar roll  transaction is not obligated to return the same  securities as those  originally sold by the Fund,  but only  securities  which are  "substantially  identical."  To be considered  "substantially  identical,"  the  securities returned to the Fund  generally  must:  (1) be  collateralized  by the same types of  underlying  mortgages;  (2) be issued by the same agency and be part of the same program;  (3) have a similar  original stated  maturity;  (4) have identical net coupon rates;  (5) have similar  maturity:  (4) have identical net coupon rates;  (5) have similar market yields (and therefore  price);  and (6) satisfy "good delivery"  requirements,  meaning that the aggregate  principal  amounts of the  securities  delivered and received back must be within
2.5% of the initial amount  delivered.  The Fund's  obligations  under a dollar roll  agreement must be covered by segregating  cash or other liquid assets equal in value to the securities subject to repurchase by the Fund.

..........Both dollar  roll and reverse  repurchase  agreements  will be subject to the Fund's  limitations  on  borrowings,  which will restrict the aggregate of such  transactions  (plus any other borrowings) to 33 1/3% of the Fund's total assets.  Furthermore,  because dollar roll  transactions may be for terms ranging between one and six months,  dollar roll  transactions may be deemed  "illiquid" and subject to the Fund's overall limitations on investments in illiquid securities.

..........Corporate Debt Securities.  The Fund's investments in U.S. dollar- or foreign  currency-denominated  corporate debt securities of domestic  or foreign  issuers are limited to  corporate  debt  securities  (corporate  bonds,  debentures,  notes and other  similar corporate debt instruments,  including  convertible  securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated,  are in the  Sub-advisor's  opinion  comparable in quality to corporate debt  securities in which the Fund may invest.  In the event that ratings  services assign  different  ratings to the same security,  the Sub-advisor  will determine which rating it believes best  reflects the  security's  quality and risk at that time,  which may be the higher of the several  assigned  ratings.  The rate of return or return of  principal  on some debt  obligations  may be linked or indexed to the level of  exchange  rates  between  the U.S.
dollar and a foreign currency or currencies.

..........Among the  corporate  bonds in which the Fund may  invest  are  convertible  securities.  A  convertible  security  is a bond, debenture,  note,  or other  security  that  entitles the holder to acquire  common stock or other equity  securities  of the same or a different  issuer.  A convertible  security  generally  entitles the holder to receive  interest paid or accrued until the  convertible security matures or is redeemed,  converted or exchanged.  Before conversion,  convertible  securities have characteristics  similar to nonconvertible  debt  securities.  Convertible  securities  rank  senior to common  stock in a  corporation's  capital  structure  and, therefore,  generally entail less risk than the corporation's  common stock,  although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

..........A convertible  security may be subject to redemption at the option of the issuer at a  predetermined  price.  If a convertible security held by the Fund is called for  redemption,  the Fund will be required to permit the issuer to redeem the security and convert it to  underlying  common  stock,  or will  sell the  convertible  security  to a third  party.  The Fund  generally  would  invest  in convertible  securities for their favorable price  characteristics and total return potential and would normally not exercise an option to convert.

..........Investments in securities  rated below  investment  grade that are eligible for purchase by the Fund (i.e.,  rated B or better by Moody's or S&P) are  described as  "speculative"  by both Moody's and S&P.  Investment  in  lower-rated  corporate  debt  securities
("high yield  securities")  generally  provides greater income and increased  opportunity for capital  appreciation than investments in higher quality  securities,  but they also typically  entail greater price  volatility and principal and income risk.  These high yield securities are regarded as high risk and predominantly  speculative with respect to the issuer's  continuing  ability to meet principal and interest  payments.  The market for these  securities is relatively new, and many of the outstanding high yield securities have not endured a major business  recession.  A long-term track record on default rates,  such as that for investment  grade  corporate  bonds, does not exist for this  market.  Analysis  of the  creditworthiness  of  issuers  of debt  securities  that are high yield may be more complex than for issuers of higher quality debt securities.

..........High yield,  high risk  securities may be more  susceptible to real or perceived  adverse  economic and  competitive  industry conditions  than  investment  grade  securities.  The  price  of  high  yield  securities  have  been  found  to be less  sensitive  to interest-rate  adverse economic  downturns or individual  corporate  developments.  A projection of an economic downturn or of a period of rising  interest  rates,  for example,  could cause a decline in high yield security  prices because the advent of a recession could lessen the ability of a highly  leveraged  company to make  principal  and interest  payments on its debt  securities.  If an issuer of high yield  securities  defaults,  in addition to risking  payment of all or a portion of interest  and  principal,  the Fund may incur additional  expenses to seek recovery.  In the case of high yield  securities  structured as  zero-coupon  or  pay-in-kind  securities, their market prices are affected to a greater extent by interest rate changes,  and therefore tend to be more volatile than  securities which pay interest periodically and in cash.

..........The  secondary  market on which high  yield,  high risk  securities  are traded may be less  liquid than the market for higher grade  securities.  Less  liquidity in the secondary  trading  market could  adversely  affect the price at which the Fund could sell a high yield security,  and could adversely affect the daily net asset value of the shares.  Adverse publicity and investor  perceptions, whether or not based on  fundamental  analysis,  may  decrease  the values and  liquidity  of high  yield  securities  especially  in a thinly-traded  market.  When secondary  markets for high yield securities are less liquid than the market for higher grade  securities, it may be more  difficult to value the securities  because such valuation may require more research,  and elements of judgment may play a greater role in the valuation  because there is less  reliable,  objective  data  available.  The  Sub-advisor  seeks to minimize the risks of investing in all  securities  through  diversification,  in-depth  credit  analysis and attention to current  developments  in interest  rates and market  conditions.  For an additional  discussion of certain risks involved in lower-rated  debt  securities,  see this SAI and the Company's Prospectus under "Certain Risk Factors and Investment Objectives."

..........Participation  on  Creditors  Committees.  The Fund may from time to time  participate  on  committees  formed by creditors to negotiate  with the management of financially  troubled  issuers of securities  held by the Fund.  Such  participation  may subject the
Fund to expenses such as legal fees and may make the Fund an "insider" of the issuer for purposes of the federal  securities  laws, and therefore  may  restrict  the  Fund's  ability to trade in or acquire  additional  positions  in a  particular  security  when it might otherwise  desire to do so.  Participation by the Fund on such committees also may expose the Fund to potential  liabilities  under the federal  bankruptcy  laws or other laws governing the rights of creditors and debtors.  The Fund will  participate  on such  committees only when the Sub-advisor  believes that such  participation is necessary or desirable to enforce the Fund's rights as a creditor or to protect the value of securities held by the Fund.

..........Mortgage-Related  Securities.  The Fund may invest in mortgage-backed  securities.  Mortgage-related  securities are interests in pools of mortgage loans made to residential home buyers,  including mortgage loans made by savings and loan  institutions,  mortgage bankers,  commercial  banks and  others.  Pools of  mortgage  loans are  assembled  as  securities  for sale to  investors  by  various governmental,  government-related  and private  organizations  (see "Mortgage  Pass-Through  Securities").  The Fund may also invest in
debt  securities  which  are  secured  with  collateral  consisting  of  mortgage-related   securities  (see  "Collateralized  Mortgage
Obligations"), and in other types of mortgage-related securities.

..........Interests in pools of  mortgage-related  securities  differ from other forms of debt  securities,  which normally  provide for periodic payment of interest in fixed amounts with principal  payments at maturity or specified call dates.  Instead,  these securities provide a monthly payment which consists of both interest and principal  payments.  In effect,  these payments are a "pass-through"  of the monthly payments made by the individual  borrowers on their  residential or commercial  mortgage loans, net of any fees paid to the issuer or guarantor of such  securities.  Additional  payments are caused by  repayments  of principal  resulting  from the sale of the underlying property,  refinancing or foreclosure,  net of fees or costs which may be incurred.  Some mortgage-related  securities (such as securities  issued by the Government  National  Mortgage  Association)  are described as "modified  pass-through."  These securities entitle the holder to receive all interest and principal  payments  owned on the mortgage  pool,  net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

..........The  principal  governmental  guarantor  of  mortgage-related  securities  is the  Government  National  Mortgage  Association
("GNMA").  GNMA is a wholly owned United States Government  corporation  within the Department of Housing and Urban  Development.  GNMA
is  authorized  to  guarantee,  with the full faith and credit of the United  States  Government,  the timely  payment of principal and interest on securities issued by institutions  approved by GNMA (such as savings and loan  institutions,  commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

..........Government-related  guarantors  (i.e.,  not backed by the full faith and credit of the United States  Government)  include the
Federal  National   Mortgage   Association   ("FNMA")  and  the  Federal  Home  Loan  Mortgage   Corporation   ("FHLMC").   FNMA  is  a
government-sponsored  corporation  owned  entirely by private  stockholders.  It is subject to general  regulation  by the Secretary of
Housing and Urban  Development.  FNMA purchases  conventional  (i.e., not insured or guaranteed by any government  agency)  residential mortgages from a list of approved  seller/servicers  which include state and federally chartered savings and loan associations,  mutual savings banks,  commercial banks and credit unions and mortgage  bankers.  Pass-though  securities  issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

..........FHLMC was created by Congress  in 1970 for the purpose of  increasing  the  availability  of mortgage  credit for  residential housing.  It is a  government-sponsored  corporation  formerly  owned by the twelve  Federal Home Loan Banks and now owned  entirely by private  stockholders.  FHLMC issues  Participation  Certificates  ("PC's") which represent  interests in  conventional  mortgages from
FHLMC's  national  portfolio.  FHLMC  guarantees the timely payment of interest and ultimate  collection of principal,  but PCs are not backed by the full faith and credit of the United States Government.

..........Commercial banks, savings and loan institutions,  private mortgage insurance  companies,  mortgage bankers and other secondary market  issuers also create  pass-though  pools of  conventional  residential  mortgage  loans.  Such issuers may, in addition,  be the originators  and/or  servicers of the underlying  mortgage loans as well as the guarantors of the  mortgage-related  securities.  Pools created by such  nongovernmental  issuers  generally  offer a higher rate of interest  than  government  and  government-related  pools because there are no direct or indirect  government or agency  guarantees of payments in the former pools.  However,  timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees,  including  individual loan, title, pool and hazard  insurance and letters of credit.  The insurance and guarantees are issued by governmental  entities,  private insurers and the mortgage  poolers.  Such  insurance  and  guarantees  and the  creditworthiness  of the issuers  thereof will be  considered in determining  whether a mortgage-related  security meets the Company's and the Trust's  investment  quality  standards.  There can be no assurance that the private insurers or guarantors can meet their  obligations under the insurance  policies or guarantee  arrangements.
The Fund may buy  mortgage-related  securities  without  insurance or guarantees if, through an examination of the loan  experience and practices of the  originator/servicers  and poolers, the Sub-advisor  determines that the securities meet the Company's and the Trust's quality  standards.  Although the market for such  securities is becoming  increasingly  liquid,  securities  issued by certain private organizations may not be readily marketable.  The Fund will not purchase  mortgage-related  securities or any other assets which in the
Sub-advisor's opinion are illiquid if, as a result, more than 15% of the value of the Fund's total assets will be illiquid.

..........Mortgage-backed  securities that are issued or guaranteed by the U.S. Government,  its agencies or instrumentalities,  are not subject to the Fund's industry  concentration  restrictions,  set forth in this SAI under  "Fundamental  Investment  Restrictions,"  by virtue of the exclusion from that test available to all U.S. Government  securities.  In the case of privately issued  mortgage-related securities,  the Fund takes the position that  mortgage-related  securities do not represent interests in any particular  "industry" or group of industries.  The assets  underlying  such  securities may be  represented by a portfolio of first lien  residential  mortgages
(including both whole mortgage loans and mortgage  participation  interests) or portfolios of mortgage  pass-through  securities issued or guaranteed by GNMA, FNMA or FHLMC.  Mortgage loans  underlying a  mortgage-related  security may in turn be insured or guaranteed by the Federal Housing  Administration or the Department of Veterans  Affairs.  In the case of private issue  mortgage-related  securities whose  underlying  assets are  neither  U.S.  Government  securities  nor U.S.  Government-insured  mortgages,  to the extent that real properties  securing  such assets may be located in the same  geographical  region,  the  security  may be subject to a greater risk of default that other comparable  securities in the event of adverse  economic,  political or business  developments  that may affect such region and ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

..........         Collateralized  Mortgage  Obligations  (CMOs).  A CMO is a hybrid  between  a  mortgage-backed  bond  and a  mortgage pass-through  security.  Similar  to a bond,  interest  and  prepaid  principal  is  paid,  in most  cases,  semiannually.  CMOs may be collateralized  by whole  mortgage  loans,  but are more typically  collateralized  by portfolios of mortgage  pass-through  securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

..........         CMOs are structured into multiple  classes,  each bearing a different  stated  maturity.  Actual maturity and average life will depend upon the prepayment  experience of the collateral.  CMOs provide for a modified form of call protection  through a de
                                                                                                                                    ---
facto  breakdown of the  underlying  pool of  mortgages  according  to how quickly the loans are repaid.  Monthly  payment of principal
-----
received from the pool of underlying  mortgages,  including  prepayments,  is first returned to investors holding the shortest maturity class.  Investors  holding the longer maturity  classes receive  principal only after the first class has been retired.  An investor is partially guarded against a sooner than desired return or principal because of the sequential payments.

..........         In a typical CMO  transaction,  a corporation  ("issuer")  issues multiple series (e.g., A, B, C, Z) of the CMO bonds
("Bonds").  Proceeds of the Bond offering are used to purchase  mortgages or mortgage  pass-through  certificates  ("Collateral").  The
Collateral is pledged to a third party  trustee as security for the Bonds.  Principal and interest  payments  from the  Collateral  are used to pay  principal  on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current  interest.  Interest on the
Series Z Bond is accrued and added to principal  and a like amount is paid as principal on the Series A, B, or C Bond  currently  being paid  off.  When the  Series  A, B, and C Bonds  are paid in full,  interest  and  principal  on the  Series Z Bond  begins  to be paid currently.  With some  CMOs,  the issuer  serves as a conduit  to allow  loan  originators  (primarily  builders  or  savings  and loan associations) to borrow against their loan portfolios.

..........         FHLMC  Collateralized  Mortgage  Obligations.  FHLMC CMOs are debt  obligations  of FHLMC issued in multiple  classes having  different  maturity dates which are secured by the pledge of a pool of conventional  mortgage loans purchased by FHLMC.  Unlike
FHLMC PCs,  payments of  principal  and  interest on the CMOs are made  semiannually,  as opposed to monthly.  The amount of  principal payable on each semiannual  payment date is determined in accordance with FHLMC's mandatory  sinking fund schedule,  which, in turn, is equal to  approximately  100% of FHA prepayment  experience  applied to the mortgage  collateral pool. All sinking fund payments in the
CMOs are  allocated  to the  retirement  of the  individual  classes  of bonds in the  order of their  stated  maturities.  Payment  of principal on the mortgage  loans in the  collateral  pool in excess of the amount of FHLMC's  minimum  sinking fund  obligation for any payment date are paid to the holders of the CMOs as  additional  sinking fund  payments.  Because of the  "pass-through"  nature of all principal  payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement,  the rate at which principal of the CMOs is  actually  repaid is likely to be such that each class of bonds will be  retired  in advance of its  scheduled  maturity date.

..........         If collection of principal (including  prepayments) on the mortgage loans during any semiannual payment period is not sufficient  to meet FHLMC's  minimum  sinking fund  obligation  on the next  sinking  fund  payment  date,  FHLMC agrees to make up the deficiency from its general funds.

..........         Criteria for the mortgage  loans in the pool  backing the FHLMC CMOs are  identical to those of FHLMC PCs.  FHLMC has the right to substitute  collateral in the event of delinquencies  and/or  defaults.  For an additional  discussion of  mortgage-backed securities and certain risks involved  therein,  see this SAI and the Company's  Prospectus  under "Certain Risk Factors and Investment
Methods."

..........         Other Mortgage-Related  Securities.  Other mortgage-related  securities include securities other than those described above that directly or indirectly  represent a participation  in, or are secured by and payable from,  mortgage loans on real property, including CMO residuals or stripped  mortgage-backed  securities.  Other  mortgage-related  securities may be equity or debt securities issued by agencies or  instrumentalities  of the U.S.  Government  or by private  originators  of, or  investors  in,  mortgage  loans, including savings and loan associations,  homebuilders,  mortgage banks, commercial banks, investment banks,  partnerships,  trusts and special purpose entities of the foregoing.

..........         CMO Residuals.  CMO residuals are derivative mortgage securities issued by agencies or  instrumentalities of the U.S.
Government or by private  originators of, or investors in,  mortgage  loans,  including  savings and loan  associations,  homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

..........         The cash flow  generated  by the  mortgage  assets  underlying  a series of CMOs is  applied  first to make  required payments of principal  and interest on the CMOs and second to pay the related  administrative  expenses of the issuer.  The residual in a CMO  structure  generally  represents  the interest in any excess cash flow  remaining  after  making the  foregoing  payments.  Each payment of such excess cash flow to a holder of the related CMO residual  represents  income and/or a return of capital.  The amount of residual cash flow resulting from a CMO will depend on, among other things,  the  characteristics  of the mortgage  assets,  the coupon rate of each class of CMO,  prevailing  interest  rates,  the amount of  administrative  expenses and the prepayment  experience on the mortgage  assets.  In  particular,  the yield to maturity  on CMO  residuals  is  extremely  sensitive  to  prepayments  on the related underlying  mortgage assets, in the same manner as an interest-only  ("IO") class of stripped  mortgage-backed  securities.  See "Other
Mortgage-Related  Securities -- Stripped  Mortgage-Backed  Securities."  In addition,  if a series of a CMO includes a class that bears interest at an adjustable  rate,  the yield to maturity on the related CMO residual will also be extremely  sensitive to changes in the level of the index upon which  interest  rate  adjustments  are based.  As  described  below with  respect to stripped  mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

..........         CMO residuals are generally  purchased and sold by institutional  investors through several  investment banking firms acting as brokers or dealers.  The CMO residual  market has only very recently  developed and CMO residuals  currently may not have the liquidity of other more established  securities  trading in other markets.  Transactions in CMO residuals are generally  completed only after  careful  review of the  characteristics  of the  securities  in question.  In addition,  CMO  residuals  may or,  pursuant to an exemption  therefrom,  may not have been  registered  under the  Securities  Act of 1933,  as amended.  CMO  residuals,  whether or not registered under such Act, may be subject to certain  restrictions on transferability,  and may be deemed "illiquid" and subject to the
Fund's limitations on investment in illiquid securities.

..........         Stripped  Mortgage-Backed  Securities.  Stripped  mortgage-backed  securities  ("SMBS")  are  derivative  multi-class mortgage  securities.  SMBS may be issued by agencies or  instrumentalities  of the U.S.  Government,  or by private originators of, or investors in, mortgage loans, including savings and loan associations,  mortgage banks,  commercial banks, investment banks and special purpose entities of the foregoing.

..........         SMBS are usually  structured  with two classes  that receive  different  proportions  of the  interest and  principal distributions  on a pool of mortgage  assets.  A common type of SMBS will have one class receiving some of the interest and most of the principal  from the mortgage  assets,  which the other class will receive most of the interest and the remainder of the  principal.  In the most  extreme  case,  one class will  receive all of the  interest  (the IO class),  while the other class will  receive all of the principal  (the  principal-only  or "PO" class).  The yield to maturity on an IO class is extremely  sensitive to the rate of principal payments  (including  prepayments)  on the related  underlying  mortgage  assets,  and a rapid rate of  principal  payments  may have a material adverse effect on the Fund's yield to maturity from these securities.  If the underlying  mortgage assets  experience  greater than  anticipated  prepayments of principal,  the Fund may fail to fully recoup its initial  investment in these securities even if the security is in one of the highest rating categories.

..........         Although SMBS are purchased and sold by institutional  investors through several  investment  banking firms acting as brokers or dealers,  these securities were only recently  developed.  As a result,  established  trading markets have not yet developed and,  accordingly,  these  securities  may be deemed  "illiquid"  and  subject to the Fund's  limitations  on  investment  in  illiquid securities.

..........         Other Asset-Backed  Securities.  Similarly,  the Sub-advisor expects that other asset-backed securities (unrelated to mortgage  loans) will be offered to investors in the future.  Several  types of  asset-backed  securities  may be offered to investors, including  Certificates  for  Automobile  Receivables.  For a discussion of automobile  receivables,  see this SAI under  "Certain Risk
Factors and Investment  Methods."  Consistent with the Fund's  investment  objectives and policies,  the Sub-advisor also may invest in other types of asset-backed securities.

..........Foreign  Securities.  The Fund may  invest in U.S.  dollar- or  foreign  currency-denominated  corporate  debt  securities  of foreign issuers (including  preferred or preference stock),  certain foreign bank obligations (see "Bank Obligations") and U.S. dollar-
or  foreign  currency-denominated   obligations  of  foreign  governments  or  their  subdivisions,   agencies  and  instrumentalities,
international  agencies and supranational  entities.  The Fund may invest up to 20% of its assets in securities  denominated in foreign currencies,  and may invest beyond this limit in U.S.  dollar-denominated  securities of foreign issuers. The Fund may invest up to 10%
of its assets in securities of issuers based in emerging  market  countries.  Investing in the securities of foreign  issuers  involves special  risks and  considerations  not  typically  associated  with  investing in U.S.  companies.  For a discussion  of certain risks involved  in foreign  investments  in  general,  and the special  risks of  investing  in  developing  countries,  see this SAI and the
Company's Prospectus under "Certain Risk Factors and Investment Methods."

..........The Fund also may purchase and sell foreign currency  options and foreign currency futures  contracts and related options (see
""Derivative  Instruments"),  and enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.

..........A forward foreign  currency  contract  involves an obligation to purchase or sell a specific  currency at a future date, which may be any  fixed  number  of days  from  the  date of the  contract  agreed  upon by the  parties,  at a price  set at the time of the contract.  These  contracts may be bought or sold to protect the Fund against a possible loss  resulting  from an adverse change in the relationship  between  foreign  currencies  and the U.S.  dollar or, to  increase  exposure  to a  particular  foreign  currency.  Open positions in forward  contracts  are covered by the  segregation  with the Fund's  custodian of cash or liquid assets and are marked to market  daily.  Although  such  contracts  are  intended  to  minimize  the risk of loss due to a decline  on the  value of the  hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

..........Brady  Bonds.  The Fund may invest in Brady  Bonds.  Brady  Bonds are  securities  created  through  the  exchange of existing commercial  bank loans to sovereign  entities for new  obligations in connection with debt  restructurings  under a debt  restructuring plan introduced by former U.S. Secretary of the Treasury,  Nicholas F. Brady (the "Brady Plan").  Brady Plan debt  restructurings  have been implemented in a number of countries,  including in Argentina,  Bolivia,  Bulgaria,  Costa Rica, the Dominican Republic,  Ecuador,
Jordan,  Mexico,  Niger,  Nigeria,  the Philippines,  Poland,  Uruguay, and Venezuela.  In addition,  Brazil has concluded a Brady-like plan.  It is expected that other countries will undertake a Brady Plan in the future.

..........Brady  Bonds do not have a long  payment  history.  Brady  Bonds may be  collateralized  or  uncollateralized,  are  issued in various currencies  (primarily the U.S. dollar) and are actively traded in the  over-the-counter  secondary market. Brady bonds are not considered to be U.S. Government  securities.  U.S.  dollar-denominated,  collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally  collateralized  in full as to principal by U.S.  Treasury  zero-coupon bonds having the same  maturity  as the Brady  Bonds.  Interest  payments  on these Brady Bonds  generally  are  collateralized  on a one-year or longer rolling-forward  basis by cash or  securities  in an amount  that,  in the case of fixed rate  bonds,  is equal to at least one year of interest  payments or, in the case of floating rate bonds,  initially is equal to at least one year's  interest  payments  based on the applicable  interest  rate at that time and is adjusted at regular  intervals  thereafter.  Certain  Brady Bonds are entitled to "value recovery  payments"  in certain  circumstances,  which in effect  constitute  supplemental  interest  payments  but  generally  are not collateralized.  Brady Bonds are often  viewed as having  three or four  valuation  components:  (i) the  collateralized  repayment  of principal at final maturity;  (ii) the collateralized  interest payments;  (iii) the uncollateralized  interest payments;  and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

..........Most Mexican Brady Bonds issued to date have  principal  repayments at final maturity fully  collateralized  by U.S.  Treasury zero-coupon  bonds (or comparable  collateral  denominated in other  currencies)  and interest  coupon  payments  collateralized  on an
18-month  rolling-forward  basis by funds held in escrow by an agent for the  bondholders.  A  significant  portion  of the  Venezuelan
Brady Bonds and the Argentine Brady Bonds issued to date have principal  repayments at final maturity  collateralized  by U.S. Treasury zero-coupon  bonds (or comparable  collateral  denominated in other  currencies)  and/or interest coupon payments  collateralized  on a
14-month (for Venezuela) or 12-month (for Argentina)  rolling-forward  basis by securities held by the Federal Reserve Bank of New York as collateral agent.

..........Brady Bonds involve various risk factors  including  residual risk and the history of defaults with respect to commercial bank loans by public and private  entities of countries  issuing Brady Bonds.  There can be no assurance  that Brady Bonds in which the Fund may invest will not be subject to restructuring  arrangements or to requests for new credit,  which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

..........Bank  Obligations.  Bank  obligations in which the Funds invest include  certificates of deposit,  bankers'  acceptances,  and fixed time deposits.  Certificates  of deposit are negotiable  certificates  issued against funds  deposited in a commercial bank for a definite  period of time and earning a specified  return.  Bankers'  acceptances are negotiable  drafts or bills of exchange,  normally drawn by an importer or exporter to pay for specific  merchandise,  which are "accepted" by a bank,  meaning,  in effect, that the bank unconditionally  agrees to pay the face value of the  instrument  on maturity.  Fixed time deposits are bank  obligations  payable at a stated  maturity date and bearing  interest at a fixed rate.  Fixed time  deposits may be withdrawn on demand by the investor,  but may be subject to early  withdrawal  penalties  which vary depending upon market  conditions and the remaining  maturity of the obligation.
There are no  contractual  restrictions  on the right to  transfer a  beneficial  interest  in a fixed time  deposit to a third  party, although  there is no market  for such  deposits.  The Fund will not  invest  in fixed  time  deposits  which  (1) are not  subject  to prepayment or (2) provide for withdrawal  penalties upon  prepayment  (other than overnight  deposits) if, in the aggregate,  more than
15% of its assets  would be invested  in such  deposits,  repurchase  agreements  maturing  in more than seven days and other  illiquid assets.

..........The Fund will limit its  investments  in United  States bank  obligations  to  obligations  of United  States bank  (including foreign  branches)  which have more than $1 billion in total  assets at the time of  investment  and are member of the Federal  Reserve
System,  are examined by the  Comptroller of the Currency or whose deposits are insured by the Federal Deposit  Insurance  Corporation.
The Fund also may invest in  certificates  of deposit of savings and loan  associations  (federally  or state  chartered  and federally insured) having total assets in excess $1 billion.

..........The Fund will limit its  investments  in foreign bank  obligations  to United States  dollar- or foreign  currency-denominated obligations  of foreign banks  (including  United States  branches of foreign banks) which at the time of investment (i) have more than
$10 billion,  or the equivalent in other  currencies,  in total assets;  (ii) in terms of assets are among the 75 largest foreign banks in the world;  (iii) have branches or agencies  (limited purpose offices which do not offer all banking services) in the United States;
and (iv) in the opinion of the  Sub-advisor,  are of an investment  quality  comparable to  obligations of United States banks in which the Fund may  invest.  Subject  to the Fund's  limitation  on  concentration  of no more than 25% of its  assets in the  securities  of issuers in particular  industry,  there is no limitation  on the amount of the Fund's  assets which may be invested in  obligations  of foreign banks which meet the conditions set forth herein.

..........Obligations of foreign banks involve somewhat  different  investment  risks than those affecting  obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic  developments,  that their obligations may be less marketable than comparable  obligations of United States banks, that a foreign  jurisdiction might impose withholding taxes on interest income payable on those  obligations,  that foreign deposits may be seized or nationalized,  that foreign governmental  restrictions  such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those  obligations and that the selection of those  obligations may be more difficult  because there may be less publicly  available information  concerning  foreign  banks or the  accounting,  auditing and financial  reporting  standards,  practices and  requirements applicable to foreign  banks may differ from those  applicable  to United  States  banks.  Foreign  banks are not generally  subject to examination by any United States Government agency or instrumentality.

..........Derivative  Instruments.  In pursuing  its  individual  objective,  the Fund may, as described  in the  Company's  Prospectus, purchase and sell (write) both put options and call options on securities,  securities indices, and foreign currencies,  and enter into interest  rate,  foreign  currency and index  futures  contracts  and purchase  and sell  options on such  futures  contracts  ("future options") for hedging  purposes.  The Fund also may enter into swap agreements with respect to foreign  currencies,  interest rates and indices of  securities.  If other types of financial  instruments,  including  other types of options,  futures  contracts,  or futures options are traded in the future,  the Fund may also use those  instruments,  provided that the Directors of the Company determine that their use is consistent with the Fund's investment  objective,  and provided that their use is consistent with restrictions  applicable to options and futures contracts  currently  eligible for use by the Trust (i.e., that written call or put options will be "covered" or
"secured" and that futures and futures options will be used only for hedging purposes).

..........Options on  Securities  and Indices.  The Fund may purchase and sell both put and call options on debt or other  securities or indices in standardized  contracts traded on foreign or national securities exchanges,  boards of trade, or similar entities, or quoted on NASDAQ or on a regulated  foreign  over-the-counter  market,  and  agreements  sometimes  called cash puts,  which may accompany the purchase of a new issue of bonds from a dealer.

..........The Fund will write call  options  and put  options  only if they are  "covered."  In the case of a call option on a security, the option is "covered"  if the Fund owns the  security  underlying  the call or has an absolute  and  immediate  right to acquire that security without additional cash  consideration  (or, if additional cash  consideration is required,  cash or cash equivalents or other liquid  assets in such amount are  segregated  by the Fund) upon  conversion or exchange of other  securities  held by the Fund.  For a call  option on an index,  the  option is  covered if the Fund  maintains  with its  custodian  cash or cash  equivalents  equal to the contract  value.  A call option is also covered if the Fund holds a call on the same  security or index as the call  written  where the exercise  price of the call  held is (i)  equal to or less  than the  exercise  price of the call  written,  or (ii)  greater  than the exercise  price of the call written,  provided that cash or cash  equivalents  in the amount of the  difference  are  segregated by the
Fund. A put option on a security or an index is "covered" if the Fund segregates  cash,  cash  equivalents or other liquid assets equal to the  exercise  price.  A put option is also covered if the Fund holds a put on the same  security or index as the put written  where the  exercise  price of the put held is (i) equal to or  greater  than the  exercise  price of the put  written,  or (ii) less than the exercise  price of the put written,  provided that cash or cash  equivalents or other liquid assets in the amount of the difference are segregated by the Fund.

..........If an option  written by the Fund  expires,  the Fund  realizes a capital  gain equal to the premium  received at the time the option was  written.  If an option  purchased by the Fund expires  unexercised,  the Fund  realizes a capital loss equal to the premium paid.

..........Prior to the earlier of exercise or  expiration,  an option may be closed out by an  offsetting  purchase or sale of an option of the same series  (type,  exchange,  underlying  security or index,  exercise  price,  and  expiration).  There can be no  assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

..........The Fund will realize a capital gain from a closing  purchase  transaction  if the cost of the closing option is less than the premium  received  from writing the option,  or if it is more,  the Fund will realize a capital  loss.  If the premium  received from a closing  sale  transaction  is more than the premium  paid to purchase  the option,  the Fund will  realize a capital gain or, if it is less,  the Fund will realize a capital  loss.  The  principal  factors  affecting  the market  value of a put or a call option  include supply and demand,  interest rates,  the current market price of the underlying  security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

..........The premium  paid for a put or call option  purchased by the Fund is an asset of the Fund.  The premium  received for a option written by the Fund is recorded as a deferred  credit.  The value of an option  purchased  or written is marked to market  daily and is valued at the closing  price on the exchange on which it is traded or, if not traded on an exchange or no closing  price is  available, at the mean  between the last bid and asked  prices.  For a  discussion  of certain  risks  involved  in options,  see this SAI and the
Company's Prospectus under "Certain Risk Factors and Investment Methods."

..........Foreign Currency  Options.  The Fund may buy or sell put and call options on foreign  currencies either on exchanges or in the over-the-counter  market.  A put option on a foreign  currency  gives the purchaser of the option the right to sell a foreign  currency at the exercise price until the option  expires.  Currency  options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce  foreign  currency  risk using such  options.  Over-the-counter  options  differ from traded options in that they are two-party  contracts with price and other terms negotiated  between buyer and seller,  and generally do not have as much market liquidity as exchange-traded options.

..........Futures  Contracts  and Options on Futures  Contracts.  The Fund may use  interest  rate,  foreign  currency or index  futures contracts,  as specified in the Company's  Prospectus.  An interest rate,  foreign currency or index futures contract  provides for the future sale by one party and  purchase by another  party of a specified  quantity of a financial  instrument,  foreign  currency or the cash value of an index at a specified  price and time.  A futures  contract on an index is an  agreement  pursuant to which two parties agree to take or make  delivery  of an amount of cash equal to the  difference  between the value of the index at the close of the last trading day of the contract  and the price at which the index  contract was  originally  written.  Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

..........The Fund may purchase and write call and put futures  options.  Futures  options possess many of the same  characteristics  as options on securities and indices  (discussed  above).  A futures option gives the holder the right, in return for the premium paid, to assume a long  position  (call) or short  position  (put) in a futures  contract at a specified  exercise  price at any time during the period of the option.  Upon exercise of a call option,  the holder  acquires a long position in the futures  contract and the writer is assigned the opposite short position.  In the case of a put option, the opposite is true.

..........To comply with  applicable  rules of the CFTC under which the Company and the Fund avoid being deemed a "commodity  pool" or a
"commodity  pool  operator,"  the Fund  intends  generally  to limit its use of futures  contracts  and  futures  options to "bona fide hedging"  transactions,  as such term is defined in applicable  regulations,  interpretations and practice. For example, the Fund might use futures  contracts to hedge  against  anticipated  changes in interest  rates that might  adversely  affect either the value of the
Fund's  securities or the price of the securities which the Fund intends to purchase.  The Fund's hedging  activities may include sales of futures  contracts as an offset against the effect or expected  increases in interest rates,  and purchases of futures  contracts as an offset  against the effect of expected  declines in interest  rates.  Although other  techniques  could be used to reduce the Fund's exposure to interest  rate  fluctuations,  the Fund may be able to hedge its exposure more  effectively  and perhaps at a lower cost by using futures contracts and futures options.

..........The Fund will only enter into futures  contracts and futures  options which are  standardized  and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

..........When a purchase or sale of a futures  contract is made by the Fund,  the Fund is required to deposit  with its  custodian  (or broker, if legally permitted) a specified amount of cash or U.S. Government  securities  ("initial margin").  The margin required for a futures  contract is set by the  exchange on which the  contract is traded and may be  modified  during the term of the  contract.  The initial  margin is in the nature of a  performance  bond or good faith  deposit on the futures  contract  which is returned to the Fund upon termination of the contract,  assuming all contractual  obligations have been satisfied.  The Fund expects to earn interest income on its initial margin deposits.  A futures  contract held by the Fund is valued daily at the official  settlement price of the exchange on which it is traded.  Each day the Fund pays or receives cash, called  "variation  margin," equal to the daily change in value of the futures  contract.  This process is known as "marking to market."  Variation  margin does not represent a borrowing or loan by the Fund but is instead a  settlement  between  the Fund and the broker of the amount one would owe the other if the futures  contract  expired.
In computing daily net asset value, the Fund will mark to market its open futures positions.

..........The Fund is also  required to deposit and maintain  margin with respect to put and call options on futures  contracts  written by it. Such margin  deposits will vary  depending on the nature of the  underlying  futures  contract (and the related  initial  margin requirements), the current market value of the option, and other futures positions held by the Fund.

..........Although some futures contracts call for making or taking delivery of the underlying  securities,  generally these obligations are closed out prior to delivery by offsetting  purchases or sales of matching futures  contracts (same exchange,  underlying  security or index,  and delivery  month).  If an offsetting  purchase  price is less than the original  sale price,  the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss.  Conversely,  if an offsetting sale price is more than the original  purchase price,  the Fund realizes a capital  gain, or if it is less,  the Fund  realizes a capital  loss.  The  transaction  costs must also be included in these calculations.

..........Limitations  on Use of  Futures  and  Futures  Options.  In  general,  the Funds  intend to enter  into  positions  in futures contracts and related  options only for "bona fide  hedging"  purposes.  With respect to positions in futures and related  options that do not  constitute  bona fide  hedging  positions,  the Fund will not enter into a futures  contract  or futures  option  contract  if, immediately  thereafter,  the aggregate  initial margin  deposits  relating to such positions plus premiums paid by it for open futures option  positions,  less the amount by which any such options are  "in-the-money,"  would exceed 5% of the Fund's total assets.  A call option is  "in-the-money"  if the value of the futures  contract that is the subject of the option  exceeds the exercise  price.  A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

..........When purchasing a futures  contract,  the Fund will maintain with its custodian (and  mark-to-market on a daily basis) cash or other liquid assets that, when added to the amounts  deposited with a futures  commission  merchant as margin,  are equal to the market value of the futures  contract.  Alternatively,  the Fund may  "cover" its  position  by  purchasing  a put option on the same  futures contract with a strike price as high or higher than the price of the contract held by the Fund.

..........When selling a futures  contract,  the Fund will  maintain  with its custodian  (and  mark-to-market  on a daily basis) liquid assets that,  when added to the amount  deposited with a futures  commission  merchant as margin,  are equal to the market value of the instruments  underlying  the  contract.  Alternatively,  the Fund may "cover" its  position by owning the  instruments  underlying  the contract (or, in the case of an index futures  contract,  a portfolio with a volatility  substantially  similar to that of the index on which the futures  contract is based),  or by holding a call option  permitting  the Fund to purchase  the same  futures  contract at a price no higher than the price of the contract  written by the Fund (or at a higher price if the  difference  is  maintained  in liquid assets with the Fund's custodian).

..........When selling a call option on a futures  contract,  the Fund will maintain with its custodian (and  mark-to-market  on a daily basis) cash or other liquid assets that, when added to the amounts deposited with a futures  commission  merchant as margin,  equal the total market value of the futures  contract  underlying  the call  option.  Alternatively,  the Fund may cover its position by entering into a long  position  in the same  futures  contract  at a price no higher  than the strike  price of the call  option,  by owning the instruments  underlying  the futures  contract,  or by holding a separate call option  permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

..........When selling a put option on a futures  contract,  the Fund will maintain with its  custodian  (and mark-to  market on a daily basis) cash or other liquid assets that equal the purchase price of the futures  contract,  less any margin on deposit.  Alternatively, the Fund may cover the position  either by entering  into a short  position in the same futures  contract,  or by owning a separate put option  permitting  it to sell the same futures  contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

..........Swap  Agreements.  The Fund may enter into  interest  rate,  index,  credit and currency  exchange  rate swap  agreements  for purposes of attempting to obtain a particular  desired return at a lower cost to the Fund than if the Fund had invested  directly in an instrument that yielded that desired return.  For purposes of applying the Fund's  investment  policies and  restrictions (as stated in the  prospectuses  and this SAI) swap  agreements  are generally  valued by the Fund at market value.  In the case of a credit  default swap sold by the Fund (i.e., where the Fund is selling credit default  protection),  however, the Fund will generally value the swap at its notional  amount.  The manner in which  certain  securities  or other  instruments  are valued by the Fund for purposes of applying investment  policies and  restrictions  may differ from the manner in which those  investments  are valued by other types of investors.
The Fund may also enter into options on swap  agreements.  For a discussion  of swap  agreements,  see the Company's  Prospectus  under
"Investment  Programs of the Funds." The Fund's  obligations  under a swap agreement will be accrued daily (offset  against any amounts owing to the Fund) and any accrued but unpaid net amounts  owed to a swap  counterparty  will be covered by  segregating  cash or other liquid  assets to avoid any  potential  leveraging  of the Fund's  portfolio.  The Fund will not enter into a swap  agreement  with any single  party if the net  amount  owned or to be  received  under  existing  contracts  with that party  would  exceed 5% of the Fund's assets.

..........Whether the Fund's use of swap  agreements  will be  successful in furthering  its  investment  objective of total return will depend on the  Sub-advisor's  ability  correctly to predict  whether certain types of investments are likely to produce greater returns than other  investments.  Because  they are two party  contracts  and  because  they may have terms of longer  than  seven  days,  swap agreements may be considered to be illiquid.  Moreover,  the Fund bears the risk of loss of the amount  expected to be received under a swap  agreement in the event of the default or bankruptcy of a swap  agreement  counterparty.  The  Sub-advisor  will cause the Fund to enter into swap agreements only with  counterparties  that would be eligible for consideration as repurchase  agreement  counterparties under the Fund's repurchase  agreement  guidelines.  Certain  restrictions  imposed on the Funds by the Internal Revenue Code may limit the Funds'  ability to use swap  agreements.  The swaps market is a relatively  new market and is largely  unregulated.  It is possible that  developments  in the swaps market,  including  potential  government  regulation,  could  adversely  affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

..........Certain swap  agreements  are exempt from most  provisions  of the  Commodity  Exchange Act ("CEA")  and,  therefore,  are not regulated as futures or commodity  option  transactions  under the CEA,  pursuant to  regulations  approved by the CFTC. To qualify for this  exemption,  a swap  agreement must be entered into by "eligible  participants."  To be eligible,  natural  persons and most other entities  must have total assets  exceeding  $10 million;  commodity  pools and employee  benefit  plans must have assets  exceeding $5 million.  In addition,  an eligible  swap  transaction  must meet three  conditions.  First,  the swap  agreement  may not be part of a fungible class of agreements that are standardized as to their material economic terms.  Second, the  creditworthiness  of parties with actual or potential  obligations  under the swap agreement must be a material  consideration  in entering into or determining the terms of the swap  agreement,  including  pricing,  cost or credit  enhancement  terms.  Third,  swap  agreements may not be entered into and traded on or through a multilateral transaction execution facility.

..........This exemption is not exclusive,  and partnerships may continue to rely on existing  exclusions for swaps,  such as the Policy
Statement  issued in July 1989 which  recognized a safe harbor for swap  transactions  from  regulation as futures or commodity  option transactions  under the CEA or its  regulations.  The  Policy  Statement  applies  to swap  transactions  settled in cash that (1) have individual tailored terms, (2) lack exchange-style  offset and the use of a clearing  organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

..........Structured  Notes.  Structured  notes are derivative  debt  securities,  the interest rate or principal of which is related to another economic  indicator or financial market index.  Indexed  securities  include  structured notes as well as securities other than debt  securities,  the interest  rate or principal  of which is  determined  by such an unrelated  indicator.  Indexed  securities  may include a multiplier  that  multiplies the indexed element by a specified  factor and,  therefore,  the value of such securities may be very volatile.  To the extent the Fund invests in these securities,  however,  the Sub-advisor analyzes these securities in its overall assessment of the effective duration of the Fund's portfolio in an effort to monitor the Fund's interest rate risk.

..........Foreign Currency  Exchange-Related  Securities.  The Fund may invest in foreign  currency  warrants,  principal  exchange rate linked securities and performance  indexed paper. For a description of these  instruments,  see this SAI under "Certain Risk Factor and
Investment Methods."

..........Warrants to Purchase  Securities.  The Fund may invest in or acquire  warrants to purchase equity or fixed-income  securities.
Bonds with warrants  attached to purchase equity  securities have many  characteristics  of convertible  bonds and their prices may, to some degree,  reflect the performance of the underlying stock.  Bonds also may be issued with warrants attached to purchase  additional fixed-income  securities  at the same coupon rate. A decline in interest  rates would  permit the Fund to buy  additional  bonds at the favorable rate or to sell the warrants at a profit.  If interest rates rise, the warrants would generally expire with no value.

..........Hybrid  Instruments.  The Fund may invest up to 5% of its assets in hybrid  instruments.  A hybrid  instrument can combine the characteristics  of securities,  futures,  and options.  Hybrids can be used as an efficient  means of pursuing a variety of investment goals,  including  currency  hedging,  duration  management,  and  increased  total  return.  For an  additional  discussion  of hybrid instruments and certain risks involved therein, see the Company's SAI under "Certain Risk Factors and Investment Methods."

         Inverse  Floaters.  The Fund may also invest in inverse  floating rate debt  instruments  ("inverse  floaters").  The interest rate on an inverse  floater  resets in the  opposite  direction  from the  market  rate of  interest  to which the  inverse  floater is indexed.  An inverse  floating  rate security may exhibit  greater  price  volatility  than a fixed rate  obligation of similar  credit quality.  The Fund will not invest more than 5% of its net assets in any  combination of inverse  floater,  interest only, or principal only securities.

         Loan  Participations.  The Fund may  purchase  participations  in  commercial  loans.  Such  indebtedness  may be  secured  or unsecured.  Loan participations  typically represent direct participation in a loan to a corporate borrower,  and generally are offered by banks or other financial  institutions or lending  syndicates.  When  purchasing  loan  participations,  the Fund assumes the credit risk  associated  with the corporate  borrower and may assume the credit risk  associated  with an interposed  bank or other  financial intermediary.  The  participation  interests in which the Fund intends to invest may not be rated by any nationally  recognized  rating service.

         A loan is often  administered  by an agent bank acting as agent for all holders.  The agent bank  administers the terms of the loan, as specified in the loan  agreement.  In addition,  the agent bank is normally  responsible  for the  collection of principal and interest  payments from the corporate  borrower and the  apportionment  of these payments to the credit of all  institutions  which are parties to the loan agreement.  Unless,  under the terms of the loan or other  indebtedness,  the Fund has direct recourse  against the corporate  borrower,  the Fund may have to rely on the agent bank or other financial  intermediary to apply appropriate credit remedies against a corporate borrower.

         A  financial  institution's  employment  as agent bank might be  terminated  in the event that it fails to observe a requisite standard of care or becomes  insolvent.  A successor agent bank would generally be appointed to replace the terminated  agent bank, and assets held by the agent bank under the loan agreement  should remain  available to holders of such  indebtedness.  However,  if assets held by the agent bank for the benefit of the Fund were  determined to be subject to the claims of the agent bank's general  creditors, the Fund  might  incur  certain  costs and  delays in  realizing  payment on a loan or loan  participation  and could  suffer a loss of principal  and/or  interest.  In  situations  involving  other  interposed  financial  institutions  (e.g.,  an  insurance  company  or governmental agency) similar risks may arise.

         Purchasers  of loans and other forms of direct  indebtedness  depend  primarily  upon the  creditworthiness  of the  corporate borrower  for payment of  principal  and  interest.  If the Fund does not receive  scheduled  interest  or  principal  payments on such indebtedness,  the  Fund's  share  price and yield  could be  adversely  affected.  Loans  that are fully  secured  offer the Fund more protection  than an unsecured  loan in the event of  non-payment  of scheduled  interest or principal.  However,  there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate  borrower's  obligation,  or that the collateral can be liquidated.

         The Fund may invest in loan  participations  with credit quality comparable to that of issuers of its securities  investments.
Indebtedness of companies whose  creditworthiness is poor involves  substantially  greater risks, and may be highly  speculative.  Some companies may never pay off their indebtedness,  or may pay only a small fraction of the amount owed.  Consequently,  when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

         The Fund limits the amount of its total  assets that it will invest in any one issuer or in issuers  within the same  industry
(see "Investment  Restrictions").  For purposes of these limits,  the Fund generally will treat the corporate  borrower as the "issuer"
of indebtedness held by the Fund. In the case of loan  participations  where a bank or other lending  institution serves as a financial intermediary  between the Fund and the corporate borrower,  if the participation does not shift to the Fund the direct  debtor-creditor relationship  with the  corporate  borrower,  SEC  interpretations  require  the Fund to treat both the lending  bank or other  lending institution and the corporate  borrower as "issuers" for the purposes of determining  whether the Fund has invested more than 5% of its total assets in a single issuer.  Treating a financial  intermediary  as an issuer of  indebtedness  may restrict the Fund's ability to invest in indebtedness related to a single financial  intermediary,  or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

         Loan and other types of direct  indebtedness  may not be readily  marketable and may be subject to restrictions on resale.  In some cases,  negotiations involved in disposing of indebtedness may require weeks to complete.  Consequently,  some indebtedness may be difficult  or  impossible  to dispose of readily at what the  Sub-advisor  believes  to be a fair  price.  In  addition,  valuation  of illiquid  indebtedness  involves a greater degree of judgment in  determining  the Fund's net asset value than if that value were based on available  market  quotations,  and could result in significant  variations in the Fund's daily share price.  At the same time, some loan interests are traded among certain  financial  institutions  and  accordingly  may be deemed  liquid.  As the market for different types of indebtedness  develops,  the liquidity of these  instruments is expected to improve.  In addition,  the Fund currently intends to treat  indebtedness  for which there is no readily  available  market as illiquid for purposes of the Fund's  limitation on illiquid investments.  Investments  in loan  participations  are  considered to be debt  obligations  for purposes of the  Company's  investment restriction relating to the lending of funds or assets by the Fund.

         Investments  in loans  through a direct  assignment  of the  financial  institution's  interests  with respect to the loan may involve  additional risks to the Fund. For example,  if a loan is foreclosed,  the Fund could become part owner of any collateral,  and would bear the costs and  liabilities  associated  with owning and disposing of the  collateral.  In addition,  it is conceivable  that under emerging legal theories of lender  liability,  the Fund could be held liable as co-lender.  It is unclear whether loans and other forms of direct  indebtedness  offer  securities  law  protections  against fraud and  misrepresentation.  In the absence of definitive regulatory guidance,  the Fund relies on the Sub-advisor's  research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

         Delayed  Funding  Loans and  Revolving  Credit  Facilities.  The Fund may enter into, or acquire  participations  in,  delayed funding loans and revolving  credit  facilities.  Delayed funding loans and revolving credit  facilities are borrowing  arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower  during a specified  term.  These  commitments may have the effect of requiring the Fund to increase its  investment  in a company at a time when it might not otherwise  decide to do so (including  at a time when the  company's  financial  condition  makes it unlikely that such amounts will be repaid).  To the extent that the Fund is committed to advance  additional  funds, it will at all times segregate liquid assets,  determined to be liquid by the
Sub-advisor in accordance  with procedures  established by the Board of Directors,  in an amount  sufficient to meet such  commitments.
The Fund may invest in delayed funding loans and revolving credit  facilities with credit quality  comparable to that of issuers of its securities  investments.  Delayed funding loans and revolving  credit  facilities may be subject to restrictions on transfer,  and only limited  opportunities  may exist to  resell  such  instruments.  As a result,  the Fund may be unable to sell such  investments  at an opportune  time or may have to resell them at less than fair market value.  The Fund  currently  intend to treat delayed  funding loans and revolving credit  facilities for which there is no readily  available  market as illiquid for purposes of the Fund's  limitation on illiquid  investments.  Participation  interests in revolving  credit  facilities  will be subject to the  limitations  discussed above under "Loan  Participations."  Delayed  funding  loans and revolving  credit  facilities  are  considered  to be debt  obligations  for purposes of the Company's investment restriction relating to the lending of funds or assets by the Fund.

         Lending Portfolio Securities.  For the purpose of achieving income, the Fund may lend its portfolio  securities,  provided (1)
the loan is secured  continuously  by collateral  consisting of U.S.  Government  securities or cash or cash  equivalents  (cash,  U.S.
Government  securities,  negotiable  certificates  of  deposit,  bankers'  acceptances  or  letters of  credit)  maintained  on a daily mark-to-market  basis in an amount at least equal to the current  market value of the securities  loaned,  (2) the Fund may at any time call the loan and obtain the return of securities  loaned,  (3) the Fund will receive any interest or dividends  received on the loaned securities,  and (4) the  aggregate  value of the  securities  loaned will not at any time exceed  one-third of the total assets of the
Fund.

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF
PIMCO  Total  Return Bond Fund.  These  limitations  are not  "fundamental"  restrictions  and may be changed by the  Directors  of the
Company without shareholder approval.  The Fund will not:

         1.       Change its policy to invest at least 80% of the value of its assets in fixed income  securities unless it provides 60 days prior written notice to its shareholders;

         2.       Invest more than 15% of the assets of the Fund (taken at market  value at the time of the  investment)  in  "illiquid securities;"  illiquid  securities being defined to include  securities  subject to legal or contractual  restrictions on resale (which may include private placements),  repurchase  agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased,  securities  being used to cover options the Fund has written,  securities for which market  quotations are not readily available, or other securities which legally or in the Sub-advisor's option may be deemed illiquid;

         3.       Purchase  securities  for the Fund from,  or sell  portfolio  securities  to, any of the  officers  and  directors or trustees of the Company, the Trust, the Investment Manager or the Sub-advisor;

         4.       Invest more than 5% of the assets of the Fund (taken at market value at the time of  investment)  in any  combination of interest only, principal only, or inverse floating rate securities;

         5.       Invest in companies for the purpose of exercising management or control;

         6.       Purchase securities of open-end or closed-end  investment  companies except in compliance with the Investment Company
Act of 1940;

         7.       Purchase  securities  on margin,  except (i) for use of  short-term  credit  necessary  for clearance of purchases of portfolio securities and (ii) the Fund may make margin deposits in connection with futures contracts or other permissible investments;

         8.       Purchase or sell oil, gas or other mineral programs;

         9.       Maintain a short position,  or purchase,  write or sell puts,  calls,  straddles,  spreads or  combinations  thereof, except  as set  forth in the  Company's  Prospectus  and this  SAI for  transactions  in  options,  futures,  and  options  on  futures transactions arising under swap agreements or other derivative instruments; or

         10.      Pledge,  mortgage or hypothecate its assets, except as may be necessary in connection with permissible  borrowings or investments;  and then such  pledging,  mortgaging  or  hypothecating  may not exceed 33 1/3% of the Fund's total assets at the time of borrowing  or  investment.  The deposit of assets in escrow in  connection  with the  writing of covered  put and call  options and the purchase of  securities  on a when-issued  or delayed  delivery  basis,  collateral  arrangements  with respect to initial or variation margin deposits for future contracts and commitments  entered into under swap agreements or other derivative  instruments,  will not be deemed to be pledges of the Portfolio's assets.

ASAF Money Market Fund:

Investment Objective:  The investment objective of the Fund is to seek high current income and maintain high levels of liquidity.

Investment Policies:

..........Bank  Obligations.  The Fund will not invest in bank  obligations  for which any affiliate of the  Sub-advisor is the ultimate obligor or accepting bank.

..........Asset-Backed  Securities.  The Fund may  invest in  asset-backed  securities  backed by credit  card  receivables,  automobile loans,  manufactured  housing loans and home equity loans in an aggregate amount of up to 10% of the Fund's net assets,  subject to the limitations of rule 2a-7 under in Investment Company Act of 1940. These  asset-backed  securities,  in general,  are subject to certain risks.  Most of these risks are related to limited  interests in  applicable  collateral.  For  example,  credit card  receivables  are generally  unsecured and the debtors are entitled to the  protection  of a number of state and federal  consumer  credit laws,  many of which give such debtors the right to set off certain  amounts on credit card debt thereby  reducing the balance due.  Additionally,  if the letter of credit is exhausted,  holders of  asset-backed  securities may also  experience  delays in payments or losses if the full amounts  due on  underlying  sales  contracts  are not  realized.  Because  asset-backed  securities  are  relatively  new,  the market experience in these  securities  is limited and the market's  ability to sustain  liquidity  through all phases of the market cycle has not been tested.  For a discussion of  asset-backed  securities  and the risks involved  therein see the Company's  Prospectus and this
SAI under "Certain Risk Factors and Investment Methods."

..........Synthetic  Instruments.  As may be permitted by current laws and  regulations  and if expressly  permitted by the Directors of the Company,  the Fund may invest in certain  synthetic  instruments.  Such instruments  generally  involve the deposit of asset-backed securities in a trust  arrangement and the issuance of certificates  evidencing  interests in the trust. The certificates are generally sold in private  placements in reliance on Rule 144A of the Securities Act of 1933 (without  registering  the  certificates  under such
Act).

..........Reverse  Repurchase  Agreements.  The Fund invests the proceeds of borrowings under reverse  repurchase  agreements.  The Fund will enter into a reverse  repurchase  agreement  only when the  interest  income to be earned from the  investment  of the proceeds is greater than the interest expense of the  transaction.  The Fund will not invest the proceeds of a reverse  repurchase  agreement for a period which  exceeds the duration of the reverse  repurchase  agreement.  The Fund may not enter into  reverse  repurchase  agreements exceeding in the aggregate  one-third of the market value of its total assets,  less liabilities other than the obligations  created by reverse  repurchase  agreements.  The Fund will  establish  and  maintain  with its  custodian  a separate  account  with a  segregated portfolio of securities in an amount at least equal to its purchase  obligations under its reverse repurchase  agreements.  If interest rates rise during the term of a reverse  repurchase  agreement,  such reverse  repurchase  agreement may have a negative  impact on the
Fund's ability to maintain a net asset value of $1.00 per share.

..........Foreign  Securities.  The Fund may invest in U.S.  dollar-denominated  foreign  securities.  Any foreign commercial paper must not be subject to foreign  withholding tax at the time of purchase.  Foreign  investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs") and European  Depositary  Receipts ("EDRs").  Generally,  ADRs and EDRs
are receipts issued by a bank or trust company that evidence  ownership of underlying  securities  issued by a foreign  corporation and that are  designed  for use in the  domestic,  in the case of ADRs,  or  European,  in the  case of  EDRs,  securities  markets.  For a discussion  of depositary  receipts and the risks  involved in investing in foreign  securities,  see the  Company's  Prospectus  under
"Certain Risk Factors and Investment Methods."

..........Lending  Portfolio  Securities.  Loans will be subject to termination  by the Fund in the normal  settlement  time,  generally three  business days after  notice.  Borrowed  securities  must be returned when the loan is  terminated.  The Fund may pay  reasonable finders'  and  custodial  fees in  connection  with a loan.  In  making a loan,  the Fund will  consider  the  creditworthiness  of the borrowing financial institution.

..........Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the ASAF
Money Market Fund.  These  limitations are not  "fundamental"  restrictions  and may be changed by the Directors of the Company without shareholder approval.  The Fund will not:

..........1.       Invest in companies for the purpose of exercising management or control;

..........2.       Purchase securities of open-end or closed-end  investment  companies except in compliance with the Investment Company
Act of 1940;

..........3.       Purchase  securities on margin,  make short sales of  securities,  or maintain a short  position,  provided that this restriction  shall not be deemed to be applicable to the purchase or sale of when-issued  securities or of securities for delivery at a future date;

..........4.       Acquire any illiquid  securities,  such as repurchase  agreements with more than seven days to maturity or fixed time deposits with a duration of over seven  calendar  days, if as a result  thereof,  more than 10% of the market value of the Fund's total assets would be in investments which are illiquid;

..........5.       Mortgage,  pledge or hypothecate any assets, except as may be necessary in connection with permissible  borrowings or investments;  and then such  mortgaging,  pledging or  hypothecating  may not exceed 33 1/3% of the Fund's  total assets at the time of borrowing or investment;

..........6.       Purchase or sell puts, calls,  straddles,  spreads, or any combination thereof, except to the extent permitted by the
Company's Prospectus and this SAI; or

..........7.       Purchase or sell interests in oil, gas or other mineral exploration or development programs.

                                                  FUNDAMENTAL INVESTMENT RESTRICTIONS

..........Investment  Restrictions.  Each Fund has adopted the following  fundamental  investment  restrictions which may not be changed without shareholder approval.

..........1. Senior  Securities.  No Fund may issue senior  securities,  except as permitted  under the  Investment  Company Act of 1940
            ------------------
(the "1940 Act").

..........2. Borrowing.  No Fund may borrow money,  except that a Fund may (i) borrow money for  non-leveraging,  temporary or emergency
            ---------
purposes,  and (ii) engage in reverse  repurchase  agreements  and make other  investments or engage in other  transactions,  which may involve a borrowing,  in a manner  consistent with the Fund's investment  objective and policies;  provided that the combination of (i)
and (ii) shall not exceed 33 1/3% of the value of the Fund's  assets  (including  the amount  borrowed)  less  liabilities  (other than borrowings) or such other  percentage  permitted by law. Any borrowings  which come to exceed this amount will be reduced in accordance with  applicable law.  Subject to the above  limitations,  the Funds may borrow from banks or other persons to the extent  permitted by applicable law.

..........3.  Underwriting.  No Fund may  underwrite  securities  issued by other  persons,  except to the  extent  that the Fund may be
             ------------
deemed to be an underwriter  (within the meaning of the  Securities Act of 1933) in connection  with the purchase and sale of portfolio securities.

..........4. Real Estate.  No Fund may  purchase or sell real estate  unless  acquired as a result of the  ownership  of  securities  or
            -----------
other  instruments;  provided that this  restriction  shall not prohibit a Fund or from  investing in  securities or other  instruments backed by real estate or in securities of companies engaged in the real estate business.

..........5.  Commodities.  No Fund may  purchase  or sell  physical  commodities  unless  acquired  as a  result  of the  ownership  of
             -----------
securities  or  instruments;  provided that this  restriction  shall not prohibit a Fund from (i) engaging in  permissible  options and futures  transactions and forward foreign currency  contracts in accordance with the Fund's investment  policies,  or (ii) investing in securities of any kind.

..........6.  Lending.  No Fund may make loans,  except that a Fund may (i) lend  portfolio  securities  in  accordance  with the Fund's
             -------
investment  policies  in amounts up to 33 1/3% of the total  assets of the Fund  taken at market  value,  (ii)  purchase  money  market securities  and enter into  repurchase  agreements,  and (iii) acquire  publicly  distributed or privately  placed debt  securities and purchase debt.

..........7.  Industry  Concentration.  No Fund or other than the ASAF  INVESCO  Technology  Fund and the ASAF INVESCO  Health  Sciences
             -----------------------
Fund may purchase any security  if, as a result,  more than 25% of the value of the Fund's  assets would be invested in the  securities of issuers  having  their  principal  business  activities  in the same  industry;  provided  that this  restriction  does not apply to investments  in  obligations  issued or guaranteed by the U.S.  Government or any of its agencies or  instrumentalities  (or repurchase agreements  with  respect  thereto).  The ASAF  INVESCO  Technology  Fund may  invest  more than 25% of the value of its  assets in the securities of companies doing business in one or more industries relating to technology.

..........8.  Diversification.  No Fund other than the ASAF Goldman  Sachs  Mid-Cap  Growth Fund and the ASAF  ProFund  Managed OTC Fund
             ---------------
may, with respect to 75% of the value of its total assets,  purchase the  securities  of any issuer  (other than  securities  issued or guaranteed by the U.S.  Government or any of its agencies or  instrumentalities)  if, as a result, (i) more than 5% of the value of the
Fund's total assets would be invested in the securities of such issuer,  or (ii) more than 10% of the outstanding  voting securities of such issuer  would be held by the Fund.  The ASAF Goldman  Sachs  Mid-Cap  Growth Fund and the ASAF  ProFund  Managed OTC Fund may not,
with respect to 50% of its total assets,  invest in the  securities of any one issuer (other than the U.S.  Government and its agencies and  instrumentalities),  if immediately after and as a result of such investment more than 5% of the total assets of the Fund would be invested in such issuer.

..........Notes to Investment  Restrictions.  The following notes should be read in conjunction  with the above  fundamental  investment restrictions.  These notes are not fundamental policies and may be changed without shareholder approval.
                               ---

         o    Applicable to All Funds:  If a  restriction  on a Fund's  investments  is adhered to at the time an investment is made, a
              -----------------------
subsequent change in the percentage of Fund assets invested in certain securities or other  instruments,  or change in average duration of the Fund's  investment  portfolio,  resulting  from  changes in the value of the  Fund's  total  assets,  will not be  considered  a violation of the restriction;  provided,  however, that the asset coverage requirement  applicable to borrowings shall be maintained in the manner contemplated by applicable law.

         o    Applicable  to All Funds:  With  respect to  investment  restrictions  (2) and (6), a Fund will not borrow or lend to any
              ------------------------
other fund unless it applies for and receives an  exemptive  order from the SEC, if so  required,  or the SEC issues  rules  permitting such  transactions.  There is no assurance  the SEC would grant any order  requested by the Fund or promulgate  any rules  allowing the transactions.

         o    Applicable to All Funds:  With respect to investment  restriction  (6), the restriction on making loans is not considered
              ------------------------
to limit a Fund's investments in loan participations and assignments.

         o    Applicable Only to the ASAF DeAM  International  Equity Fund: With respect to investment  restriction  (7), the Funds use
              ------------------------------------------------------------
industry  classifications  based,  where applicable,  on Baseline,  Bridge  Information  Systems,  MSCI,  Reuters,  the S&P Stock Guide
                                                         --------   ----------------------------   ----   -------       ---------------
published by Standard & Poor's,  information  obtained from  Bloomberg  L.P. and Moody's  International,  and/or the  prospectus of the issuing company.  Selection of an appropriate industry  classification  resource will be made by the Sub-advisor in the exercise of its reasonable discretion.

         o    Applicable Only to the ASAF Gabelli  Small-Cap Value Fund: With respect to investment  restrictions (2) and (6), the Fund
              ---------------------------------------------------------
has no current  intention  of  borrowing  or lending to any other fund.  For  purposes of  investment  restriction  (6),  the Fund will consider the  acquisition  of a debt  security to include the  execution  of a note or other  evidence of an extension of credit with a term of more than nine months.

         o    Applicable only to the ASAF Strong International  Equity Fund. With respect to investment  restriction (7), the Fund will
              -------------------------------------------------------------
not consider a bank-issued  guaranty or financial  guaranty insurance as a separate security for purposes of determining the percentage of the Fund's assets invested in the securities of issuers in a particular industry.

                                              CERTAIN RISK FACTORS AND INVESTMENT METHODS

..........Some of the  investment  instruments,  techniques  and  methods  which  may be used by one or more of the  Funds and the risks attendant  thereto are described below.  Other risk factors and investment  methods may be described in the Company's  Prospectus under
"Investment  Programs of the Funds" and "Certain Risk Factors and Investment  Methods," and in this SAI under  "Investment  Programs of the Funds." The risk factors and investment  methods  described  below only apply to those Funds that may invest in such  securities or use such investment methods.

..........Debt Obligations.  Yields on short, intermediate,  and long-term securities are dependent on a variety of factors,  including, the general  conditions of the money and bond  markets,  the size of a particular  offering,  the maturity of the  obligation,  and the rating of the issue.  Debt  securities with longer  maturities  tend to produce higher yields and are generally  subject to potentially greater capital  appreciation and depreciation  than  obligations with shorter  maturities and lower yields.  The market prices of debt securities  usually vary,  depending upon available  yields.  An increase in prevailing  interest rates will generally reduce the value of debt investments,  and a decline in interest rates will generally  increase the value of debt investments.  The ability of a Fund to achieve its  investment  objective is also dependent on the  continuing  ability of the issuers of the debt  securities in which a Fund invests to meet their obligations for the payment of interest and principal when due.

 ........Special Risks  Associated  with Low-Rated and Comparable  Unrated  Securities.  Low-rated and comparable  unrated  securities, while generally offering higher yields than investment-grade  securities with similar maturities,  involve greater risks, including the possibility of default or  bankruptcy.  They are regarded as  predominantly  speculative  with respect to the issuer's  capacity to pay interest and repay  principal.  The special risk  considerations  in connection  with such  investments  are discussed  below.  See the
Appendix of this SAI for a discussion of securities ratings.

..........         Effect of Interest Rates and Economic Changes.  The low-rated and comparable  unrated securities market is relatively new, and its growth  paralleled  a long  economic  expansion.  As a result,  it is not clear how this market may  withstand a prolonged recession or economic  downturn.  Such a prolonged  economic  downturn could severely  disrupt the market for and adversely  affect the value of such securities.

..........         All interest-bearing  securities typically experience  appreciation when interest rates decline and depreciation when interest  rates  rise.  The  market  values of  low-rated  and  comparable  unrated  securities  tend to reflect  individual  corporate developments  to a greater  extent than do  higher-rated  securities,  which react  primarily to  fluctuations  in the general level of interest  rates.  Low-rated  and  comparable  unrated  securities  also  tend to be more  sensitive  to  economic  conditions  than are higher-rated  securities.  During an economic  downturn or a sustained  period of rising interest rates,  highly  leveraged  issuers of low-rated and comparable unrated securities may experience  financial stress and may not have sufficient revenues to meet their payment obligations.  The issuer's ability to service its debt obligations may also be adversely affected by specific  corporate  developments, the issuer's inability to meet specific projected business forecasts,  or the unavailability of additional financing.  The risk of loss due to default by an issuer of low-rated and  comparable  unrated  securities  is  significantly  greater than issuers of  higher-rated securities because such securities are generally  unsecured and are often subordinated to other creditors.  Further, if the issuer of a low-rated and comparable  unrated  security  defaulted,  a Fund might incur additional  expenses to seek recovery.  Periods of economic uncertainty and changes would also generally result in increased  fluctuation in the market prices of low-rated and comparable  unrated securities and thus in a Fund's net asset value.

..........         As previously  stated,  the value of such a security will decrease in a rising interest rate market and  accordingly, so will a Fund's net asset value. If a Fund  experiences  unexpected net redemptions in such a market,  it may be forced to liquidate a portion of its  portfolio  securities  without  regard to their  investment  merits.  Due to the limited  liquidity of some  high-yield securities  (discussed  below),  a Fund may be forced to liquidate these  securities at a substantial  discount.  Any such  liquidation would reduce a Fund's asset base over which expenses could be allocated and could result in a reduced rate of return for a Fund.

..........         Payment Expectations.  Low-rated and comparable unrated securities typically contain redemption,  call, or prepayment provisions  which permit the issuer of securities  containing such provisions to, at their  discretion,  redeem the securities.  During periods of falling  interest rates,  issuers of high-yield  securities are likely to redeem or prepay the securities and refinance them with debt  securities  with a lower interest  rate. To the extent an issuer is able to refinance the  securities,  or otherwise  redeem them, a Fund may have to replace the securities with a lower-yielding security, which would result in a lower return for a Fund.

..........         Issuers  of  lower-rated  securities  are often  highly  leveraged,  so that  their  ability  to  service  their debt obligations  during an economic  downturn or during  sustained  periods of rising interest rates may be impaired.  Such issuers may not have more  traditional  methods of  financing  available  to them and may be unable to repay  outstanding  obligations  at  maturity by refinancing.  The risk of loss due to default in payment of  interest  or  repayment  of  principal  by such  issuers is  significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

..........         Credit  Ratings.  Credit ratings  issued by  credit-rating  agencies  attempt to evaluate the safety of principal and interest  payments of rated  securities.  They do not,  however,  evaluate the market value risk of low-rated  and  comparable  unrated securities and, therefore,  may not fully reflect the true risks of an investment.  In addition,  credit-rating agencies may or may not make timely  changes in a rating to reflect  changes in the economy or in the  condition  of the issuer that affect the market value of the  security.  Consequently,  credit  ratings may be used only as a  preliminary  indicator  of  investment  quality.  Investments  in low-rated and comparable  unrated securities will be more dependent on the applicable  Sub-advisor's  credit analysis than would be the case with  investments in  investment-grade  debt securities.  Such Sub-advisor may employ its own credit research and analysis,  which could include a study of existing debt, capital structure,  ability to service debt and to pay dividends,  the issuer's  sensitivity to economic  conditions,  its operating history, and the current trend of earnings.  The Sub-advisors  continually monitor the investments in a Fund and evaluate  whether to dispose of or to retain low-rated and comparable  unrated  securities whose credit ratings or credit quality may have changed.

..........         Liquidity  and  Valuation.  A Fund  may have  difficulty  disposing  of  certain  low-rated  and  comparable  unrated securities  because there may be a thin trading market for such  securities.  There is no established  retail secondary market for many of these  securities.  A Fund  anticipates  that such  securities  could be sold only to a limited  number of dealers or  institutional investors.  To the  extent a  secondary  trading  market  does  exist,  it is  generally  not as liquid  as the  secondary  market  for higher-rated  securities.  The lack of a liquid secondary  market may have an adverse impact on the market price of the security.  As a result,  a Fund's asset value and a Fund's  ability to dispose of  particular  securities,  when  necessary to meet a Fund's  liquidity needs or in response to a specific  economic event, may be impacted.  The lack of a liquid secondary market for certain  securities may also make it more difficult for a Fund to obtain  accurate  market  quotations for purposes of valuing a portfolio.  Market  quotations are generally  available on many low-rated and comparable  unrated issues only from a limited number of dealers and may not necessarily represent  firm bids of such dealers or prices for actual  sales.  During  periods of thin  trading,  the spread  between bid and asked prices is likely to  increase  significantly.  In  addition,  adverse  publicity  and  investor  perceptions,  whether  or not based on fundamental  analysis,  may decrease  the values and  liquidity  of  low-rated  and  comparable  unrated  securities,  especially  in a thinly-traded market.

..........Put and Call Options:

..........         Writing  (Selling)  Call  Options.  A call  option  gives the holder  (buyer)  the "right to  purchase" a security or currency at a specified price (the exercise  price),  at expiration of the option  (European style) or at any time until a certain date
(the  expiration  date) (American  style).  So long as the obligation of the writer of a call option  continues,  he may be assigned an exercise notice by the broker-dealer  through whom such option was sold,  requiring him to deliver the underlying  security or currency against payment of the exercise  price.  This  obligation  terminates  upon the expiration of the call option,  or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold.

..........         When  writing a call option,  a Fund,  in return for the premium,  gives up the  opportunity  for profit from a price increase in the underlying  security or currency above the exercise price, but conversely  retains the risk of loss should the price of the security or currency  decline.  Unlike one who owns  securities or currencies not subject to an option,  a Fund has no control over when it may be  required to sell the  underlying  securities  or  currencies,  since it may be assigned an exercise  notice at any time prior to the  expiration of its  obligation  as a writer.  If a call option which a Fund has written  expires,  the Fund will realize a gain in the amount of the  premium;  however,  such gain may be offset by a decline in the market value of the  underlying  security or currency  during  the  option  period.  If the call  option  is  exercised,  a Fund  will  realize  a gain or loss from the sale of the underlying security or currency.

..........         Writing  (Selling)  Put  Options.  A put option gives the  purchaser of the option the right to sell,  and the writer
(seller) has the  obligation  to buy, the  underlying  security or currency at the exercise  price during the option  period  (American style) or at the expiration of the option (European style).  So long as the obligation of the writer  continues,  he may be assigned an exercise  notice by the  broker-dealer  through whom such option was sold,  requiring him to make payment of the exercise price against delivery of the underlying  security or currency.  The operation of put options in other  respects,  including  their related risks and rewards, is substantially identical to that of call options.

..........         Premium  Received from Writing Call or Put Options.  A Fund will receive a premium from writing a put or call option, which  increases  such  Fund's  return in the event the option  expires  unexercised  or is closed  out at a profit.  The amount of the premium will reflect,  among other things,  the  relationship  of the market price of the underlying  security to the exercise price of the option,  the term of the option and the  volatility of the market price of the  underlying  security.  By writing a call option,  a
Fund limits its  opportunity  to profit from any increase in the market value of the  underlying  security  above the exercise price of the option.  By writing a put option,  a Fund  assumes the risk that it may be required  to purchase  the  underlying  security  for an exercise  price higher than its then current  market  value,  resulting in a potential  capital loss if the purchase  price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

..........         Closing  Transactions.  A Fund may terminate an option that it has written prior to its expiration by entering into a closing  purchase  transaction in which it purchases an option having the same terms as the option written.  Closing  transactions  may be effected in order to realize a profit on an  outstanding  call  option,  to prevent an  underlying  security or currency  from being called,  or, to permit the sale of the underlying  security or currency.  A Fund will realize a profit or loss from such transaction if the cost of such  transaction  is less or more than the premium  received from the writing of the option.  In the case of a put option, any loss so incurred  may be  partially  or  entirely  offset by the premium  received  from a  simultaneous  or  subsequent  sale of a different put option.  Because  increases in the market price of a call option will generally  reflect increases in the market price of the  underlying  security,  any loss  resulting  from the  repurchase  of a call  option  is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by such Fund.

..........         Furthermore,  effecting a closing  transaction  will  permit a Fund to write  another  call option on the  underlying security or currency  with either a  different  exercise  price or  expiration  date or both.  If a Fund  desires to sell a  particular security or currency  from its  portfolio  on which it has written a call option,  or purchased a put option,  it will seek to effect a closing  transaction  prior to, or concurrently  with, the sale of the security or currency.  There is, of course,  no assurance that a
Fund will be able to effect such closing  transactions  at a favorable  price.  If a Fund cannot enter into such a transaction,  it may be required to hold a security or currency that it might  otherwise  have sold.  When a Fund writes a covered call option,  it runs the risk of not being able to participate in the  appreciation  of the underlying  securities or currencies  above the exercise  price,  as well as the risk of being  required to hold on to  securities  or  currencies  that are  depreciating  in value.  This could  result in higher  transaction  costs.  A Fund will pay  transaction  costs in  connection  with the  writing of  options to close out  previously written options.  Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

..........         Purchasing  Call  Options.  Call  options may be  purchased  by a Fund for the purpose of  acquiring  the  underlying securities or  currencies  for its  portfolio.  Utilized in this  fashion,  the purchase of call options  enables a Fund to acquire the securities  or  currencies  at the  exercise  price of the call  option  plus the  premium  paid.  At times  the net cost of  acquiring securities or currencies in this manner may be less than the cost of acquiring the  securities or currencies  directly.  This technique may also be useful to a Fund in  purchasing  a large block of  securities  or  currencies  that would be more  difficult  to acquire by direct market  purchases.  So long as it holds such a call option rather than the  underlying  security or currency  itself,  a Fund is partially  protected  from any unexpected  decline in the market price of the  underlying  security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

..........         Purchasing Put Options.  A Fund may purchase a put option on an underlying  security or currency owned by the Fund (a
"protective  put") as a  defensive  technique  in order to protect  against an  anticipated  decline  in the value of the  security  or currency.  Such hedge  protection  is provided  only during the life of the put option when the Fund,  as the holder of the put option, is able to sell the underlying  security or currency at the put exercise price  regardless of any decline in the underlying  security's market price or currency's  exchange value. For example, a put option may be purchased in order to protect  unrealized  appreciation of a  security  or  currency  where a  Sub-advisor  deems it  desirable  to  continue  to hold the  security  or  currency  because of tax considerations.  The premium paid for the put option and any  transaction  costs would reduce any capital gain otherwise  available for distribution when the security or currency is eventually sold.

..........         If a Fund  purchases put options at a time when the Fund does not own the underlying  security or currency,  the Fund seeks to benefit  from a decline in the market  price of the  underlying  security or  currency.  If the put option is not sold when it has  remaining  value,  and if the market price of the  underlying  security or currency  remains equal to or greater than the exercise price  during the life of the put option,  a Fund will lose its entire  investment  in the put option.  In order for the  purchase of a put option to be  profitable,  the market price of the  underlying  security or currency must decline  sufficiently  below the exercise price to cover the premium and transaction costs.

..........         Dealer Options.  Exchange-traded  options  generally have a continuous  liquid market while dealer options have none.
Consequently,  a Fund will  generally  be able to  realize  the value of a dealer  option it has  purchased  only by  exercising  it or reselling it to the dealer who issued it.  Similarly,  when a Fund writes a dealer  option,  it generally will be able to close out the option prior to its  expiration  only by entering  into a closing  purchase  transaction  with the dealer to which the Fund  originally wrote the option.  While a Fund will seek to enter into dealer  options  only with  dealers who will agree to and which are expected to be capable of entering into closing  transactions  with the Fund,  there can be no assurance  that the Fund will be able to liquidate a dealer option at a favorable  price at any time prior to expiration.  Until a Fund, as a covered dealer call option writer,  is able to effect a closing  purchase  transaction,  it will not be able to liquidate  securities (or other assets) used as cover until the option expires or is  exercised.  In the event of  insolvency  of the other  party,  a Fund may be unable to liquidate a dealer  option.  With respect to options  written by a Fund, the inability to enter into a closing  transaction  may result in material losses to a Fund. For example,  since a Fund must maintain a secured  position  with respect to any call option on a security it writes,  a Fund may not sell the assets  which it has  segregated  to secure the position  while it is obligated  under the option.  This  requirement  may impair a
Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

..........         The Staff of the SEC has taken the position that  purchased  dealer options and the assets used to secure the written dealer  options are illiquid  securities.  A Fund may treat the cover used for written OTC options as liquid if the dealer  agrees that the Fund may  repurchase  the OTC option it has  written for a maximum  price to be  calculated  by a  predetermined  formula.  In such cases,  the OTC option would be  considered  illiquid  only to the extent the maximum  repurchase  price under the formula  exceeds the intrinsic value of the option.  To this extent,  a Fund will treat dealer options as subject to a Fund's  limitation on unmarketable or illiquid  securities.  If the SEC changes its position on the  liquidity of dealer  options,  a Fund will change its  treatment of such instrument accordingly.

..........Certain Risk Factors in Writing Call Options and in  Purchasing  Call and Put Options.  During the option  period,  a Fund, as writer of a call option has, in return for the premium  received  on the  option,  given up the  opportunity  for capital  appreciation above the exercise  price should the market price of the  underlying  security  increase,  but has retained the risk of loss should the price of the  underlying  security  decline.  The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.  The risk of  purchasing  a call or put option is that a Fund may lose the premium it paid plus  transaction costs.  If a Fund does not exercise  the option and is unable to close out the  position  prior to  expiration  of the option,  it will lose its entire investment.

..........An  exchange-traded  option position may be closed out only on an exchange which provides a secondary market.  There can be no assurance  that a liquid  secondary  market will exist for a particular  option at a particular  time and that a Fund can close out its position  by  effecting  a closing  transaction.  If a Fund is unable to effect a  closing  purchase  transaction,  it cannot  sell the underlying  security  until the option expires or the option is exercised.  Accordingly,  a Fund may not be able to sell the underlying security at a time when it might  otherwise be advantageous to do so.  Possible  reasons for the absence of a liquid  secondary  market include the  following:  (i)  insufficient  trading  interest in certain  options;  (ii)  restrictions  on  transactions  imposed by an exchange;  (iii) trading halts,  suspensions or other  restrictions  imposed with respect to particular classes or series of options or underlying  securities;  (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v)
a decision by one or more exchanges to discontinue  the trading of options or impose  restrictions  on orders.  In addition,  the hours of trading  for options  may not  conform to the hours  during  which the  underlying  securities  are  traded.  To the extent that the options  markets close before the markets for the  underlying  securities,  significant  price and rate movements can take place in the underlying  markets that cannot be reflected in the options  markets.  The purchase of options is a highly  specialized  activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

..........Each exchange has established  limitations governing the maximum number of call options,  whether or not covered, which may be written by a single  investor  acting  alone or in concert with others  (regardless  of whether such options are written on the same or different  exchanges  or are held or written on one or more  accounts  or  through  one or more  brokers).  An  exchange  may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.

..........Options on Stock  Indices.  Options on stock indices are similar to options on specific  securities  except that,  rather than the right to take or make  delivery  of the  specific  security  at a specific  price,  an option on a stock index gives the holder the right to receive,  upon  exercise of the option,  an amount of cash if the closing  level of that stock index is greater  than,  in the case of a call,  or less  than,  in the  case of a put,  the  exercise  price  of the  option.  This  amount  of cash is  equal to such difference  between the closing price of the index and the exercise price of the option expressed in dollars  multiplied by a specified multiple.  The writer of the  option is  obligated,  in return for the  premium  received,  to make  delivery  of this  amount.  Unlike options on specific  securities,  all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks.

..........Risk  Factors of Options on Indices.  Because the value of an index  option  depends  upon the  movements  in the level of the index rather than upon  movements in the price of a particular  security,  whether a Fund will realize a gain or a loss on the purchase or sale of an option on an index  depends  upon the  movements  in the level of prices in the market  generally  or in an  industry  or market  segment  rather than upon  movements in the price of the  individual  security.  Accordingly,  successful use of positions will depend upon a Sub-advisor's  ability to predict  correctly  movements in the direction of the market generally or in the direction of a particular industry.  This requires different skills and techniques than predicting changes in the prices of individual securities.

..........Index prices may be distorted if trading of  securities  included in the index is  interrupted.  Trading in index options also may be  interrupted in certain  circumstances,  such as if trading were halted in a substantial  number of securities in the index.  If this occurred,  a Fund would not be able to close out options which it had written or purchased and, if  restrictions  on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses.

..........Price movements in portfolio  securities will not correlate  perfectly with movements in the level of the index and therefore, a Fund bears the risk that the price of the  securities  may not  increase as much as the level of the index.  In this event,  the Fund would bear a loss on the call which would not be completely  offset by movements in the prices of the  securities.  It is also possible that the index may rise when the value of a Fund's  securities does not. If this occurred,  a Fund would  experience a loss on the call which would not be offset by an increase in the value of its  securities  and might also  experience  a loss in the market value of its securities.

..........Unless a Fund has other liquid assets which are  sufficient  to satisfy the exercise of a call on the index,  the Fund will be required to  liquidate  securities  in order to satisfy  the  exercise.  When a Fund has written a call on an index,  there is also the risk that the market may  decline  between  the time the Fund has the call  exercised  against  it, at a price which is fixed as of the closing level of the index on the date of exercise,  and the time the Fund is able to sell  securities.  As with options on securities, the  Sub-advisor  will not learn that a call has been  exercised  until the day  following  the exercise  date,  but,  unlike a call on securities  where a Fund  would be able to  deliver  the  underlying  security  in  settlement,  a Fund  may  have to sell  part of its securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

..........If a Fund  exercises a put option on an index which it has  purchased  before final  determination  of the closing index value for the day, it runs the risk that the level of the  underlying  index may change before  closing.  If this change causes the exercised option to fall  "out-of-the-money,"  the Fund will be required to pay the  difference  between the closing index value and the exercise price of the option  (multiplied by the applicable  multiplier)  to the assigned  writer.  Although a Fund may be able to minimize this risk by withholding  exercise  instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise  price,  it may not be possible to eliminate  this risk  entirely  because the cutoff time for index  options may be earlier  than those fixed for other types of options and may occur  before  definitive  closing  index values are announced.

..........Trading  in  Futures.  A futures  contract  provides  for the future  sale by one party and  purchase  by  another  party of a specified  amount of a specific  financial  instrument  (e.g.,  units of a stock  index) at a  specified  price,  date,  time and place designated  at the time the  contract  is made.  Brokerage  fees are  incurred  when a futures  contract  is bought or sold and  margin deposits must be  maintained.  Entering into a contract to buy is commonly  referred to as buying or purchasing a contract or holding a long position.  Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

..........Unlike when a Fund  purchases  or sells a security,  no price would be paid or received by a Fund upon the purchase or sale of a futures contract.  Upon entering into a futures contract,  and to maintain a Fund's open positions in futures contracts, a Fund would be required to deposit with its custodian in the name of the futures  broker or directly with a futures  commission  merchant an amount of cash, U.S.  government  securities,  suitable money market  instruments,  or other liquid  securities,  known as "initial margin." A margin  deposit is intended to ensure a Fund's  performance  of the futures  contract.  The initial  margin  required  for a particular futures  contract is set by the exchange on which the contract is traded,  and may be  significantly  modified from time to time by the exchange during the term of the contract.  Futures  contracts are customarily  purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

..........If the  price  of an open  futures  contract  changes  (by  increase  in the  case of a sale or by  decrease  in the case of a purchase)  so that  the loss on the  futures  contract  reaches  a point at  which  the  margin  on  deposit  does not  satisfy  margin requirements,  the broker will require an increase in the margin.  However,  if the value of a position  increases because of favorable price  changes in the futures  contract so that the margin  deposit  exceeds the required  margin,  the broker will pay the excess to a
Fund.

..........These subsequent  payments,  called "variation  margin," to and from the futures broker are made on a daily basis as the price of the underlying  assets fluctuate making the long and short positions in the futures contract more or less valuable,  a process known as "marking to the market." A Fund may or may not earn interest income on its margin  deposits.  Although  certain  futures  contracts, by their terms,  require actual future delivery of and payment for the underlying  instruments,  in practice most futures contracts are usually  closed out before the delivery  date.  Closing out an open futures  contract  purchase or sale is effected by entering into an offsetting  futures contract  purchase or sale,  respectively,  for the same aggregate amount of the identical  securities and the same delivery  date. If the  offsetting  purchase  price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss.  Conversely,  if the offsetting sale price is more than the original  purchase price, a Fund realizes a gain; if it is less,  a Fund  realizes  a loss.  The  transaction  costs  must also be  included  in these  calculations.  There can be no  assurance, however,  that a Fund will be able to enter  into an  offsetting  transaction  with  respect  to a  particular  futures  contract  at a particular  time.  If a Fund is not able to enter into an offsetting  transaction,  a Fund will continue to be required to maintain the margin deposits on the futures contract.

..........A stock index  futures  contract is an  agreement in which one party agrees to deliver to the other an amount of cash equal to a specific  amount  multiplied by the  difference  between the value of a specific  stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical  delivery of  securities is made.  For example,  one contract in the  Financial  Times  Stock  Exchange  100 Index  future is a contract  to buy 25 pounds  sterling  multiplied  by the level of the UK
Financial  Times 100 Share  Index on a given  future  date.  Settlement  of a stock  index  futures  contract  may or may not be in the underlying security.  If not in the underlying security,  then settlement will be made in cash,  equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

..........Options on futures are similar to options on  underlying  instruments  except that options on futures give the  purchaser  the right,  in return for the  premium  paid,  to assume a position in a futures  contract  (a long  position if the option is a call and a short  position if the option is a put),  rather than to purchase or sell the futures  contract,  at a specified  exercise price at any time during the period of the option.  Upon  exercise of the option,  the delivery of the futures  position by the writer of the option to the holder of the option will be  accompanied  by the delivery of the  accumulated  balance in the writer's  futures  margin account which  represents  the amount by which the market price of the futures  contract,  at  exercise,  exceeds (in the case of a call) or is less than (in the case of a put) the  exercise  price of the option on the  futures  contract.  Alternatively,  settlement  may be made totally in cash.  Purchasers  of options who fail to exercise  their  options  prior to the exercise  date suffer a loss of the premium paid.

..........The writer of an option on a futures  contract  is  required  to deposit  margin  pursuant  to  requirements  similar to those applicable  to futures  contracts.  Upon  exercise of an option on a futures  contract,  the  delivery  of the futures  position by the writer of the option to the holder of the option will be  accompanied  by delivery of the  accumulated  balance in the writer's  margin account.  This amount will be equal to the amount by which the market  price of the futures  contract at the time of exercise  exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

..........Although  financial futures  contracts by their terms call for actual delivery or acceptance of securities,  in most cases the contracts  are  closed out before the  settlement  date  without  the making or taking of  delivery.  Closing  out is  accomplished  by effecting an  offsetting  transaction.  A futures  contract  sale is closed out by effecting a futures  contract  purchase for the same aggregate  amount of  securities  and the same  delivery  date. If the sale price exceeds the  offsetting  purchase  price,  the seller immediately  would be paid the  difference  and would  realize a gain. If the  offsetting  purchase  price exceeds the sale price,  the seller  would  immediately  pay the  difference  and would  realize a loss.  Similarly,  a futures  contract  purchase is closed out by effecting a futures  contract  sale for the same  securities  and the same  delivery  date.  If the  offsetting  sale price exceeds the purchase  price,  the purchaser would realize a gain,  whereas if the purchase price exceeds the offsetting  sale price,  the purchaser would realize a loss.  Commissions  on financial  futures  contracts and related  options  transactions  may be higher than those which would apply to purchases and sales of securities directly.

..........A public market exists in interest rate futures  contracts  covering  primarily  the  following  financial  instruments:  U.S.
Treasury  bonds;  U.S.  Treasury notes;  Government  National  Mortgage  Association  ("GNMA")  modified  pass-through  mortgage-backed securities;  three-month U.S. Treasury bills;  90-day commercial  paper; bank certificates of deposit;  and Eurodollar  certificates of deposit.  It is expected  that  futures  contracts  trading in  additional  financial  instruments  will be  authorized.  The  standard contract  size is  generally  $100,000 for futures  contracts in U.S.  Treasury  bonds,  U.S.  Treasury  notes,  and GNMA  pass-through securities and $1,000,000 for the other designated  futures  contracts.  A public market exists in futures contracts  covering a number of indices,  including,  but not limited to, the Standard & Poor's 500 Index,  the  Standard & Poor's 100 Index,  the NASDAQ 100 Index,
the Value Line Composite Index and the New York Stock Exchange Composite Index.

..........Regulatory  Matters Relating to Futures  Contracts and Related  Options.  The Staff of the SEC has taken the position that the purchase and sale of futures  contracts  and the writing of related  options may give rise to "senior  securities"  for the purposes of the restrictions  contained in Section 18 of the 1940 Act on investment  companies' issuing senior securities.  However,  the Staff has taken the position  that no senior  security  will be created if a Fund  segregates  an amount of cash or other liquid  assets at least equal to the amount of the Fund's  obligation under the futures  contract or option.  Each Fund will conduct its purchases and sales of any futures contracts and writing of related options transactions in accordance with this requirement.

..........Certain Risks Relating to Futures Contracts and Related Options.  There are special risks involved in futures transactions.

..........         Volatility and Leverage.  The prices of futures  contracts are volatile and are  influenced,  among other things,  by actual and  anticipated  changes in the market and  interest  rates,  which in turn are  affected by fiscal and  monetary  policies and national and international policies and economic events.

..........         Most United States futures  exchanges limit the amount of fluctuation  permitted in futures  contract prices during a single  trading day. The daily limit  establishes  the maximum  amount that the price of a futures  contract may vary either up or down from the previous day's settlement  price at the end of a trading  session.  Once the daily limit has been reached in a particular type of futures  contract,  no trades may be made on that day at a price  beyond that limit.  The daily limit  governs  only price  movement during a particular  trading day and  therefore  does not limit  potential  losses,  because the limit may prevent the  liquidation  of unfavorable  positions.  Futures contract prices have occasionally moved to the daily limit for several  consecutive  trading days with little or no trading,  thereby  preventing  prompt  liquidation of futures positions and subjecting some futures traders to substantial losses.

..........         Because of the low margin  deposits  required,  futures trading  involves an extremely high degree of leverage.  As a result, a relatively  small price movement in a futures contract may result in immediate and substantial  loss, as well as gain, to the investor.  For example,  if at the time of purchase,  10% of the value of the futures contract is deposited as margin, a subsequent 10%
decrease  in the value of the  futures  contract  would  result in a total loss of the margin  deposit,  before any  deduction  for the transaction  costs,  if the account  were then closed out. A 15% decrease  would result in a loss equal to 150% of the original  margin deposit,  if the  contract  were  closed out.  Thus,  a purchase  or sale of a futures  contract  may result in losses in excess of the amount  invested in the futures  contract.  However,  a Fund would  presumably  have  sustained  comparable  losses if,  instead of the futures contract,  it had invested in the underlying  instrument and sold it after the decline.  Furthermore,  in the case of a futures contract  purchase,  in order to be certain that a Fund has sufficient assets to satisfy its obligations  under a futures  contract,  a
Fund earmarks to the futures  contract  liquid assets equal in value to the current value of the underlying  instrument less the margin deposit.

..........         Liquidity.  A Fund may elect to close some or all of its futures positions at any time prior to their  expiration.  A
Fund  would do so to reduce  exposure  represented  by long  futures  positions  or  increase  exposure  represented  by short  futures positions.  A Fund may close its positions by taking  opposite  positions  which would operate to terminate the Fund's  position in the futures  contracts.  Final  determinations  of variation margin would then be made,  additional cash would be required to be paid by or released to a Fund, and such Fund would realize a loss or a gain.

..........         Futures  contracts  may be closed out only on the  exchange  or board of trade  where the  contracts  were  initially traded.  Although a Fund may intend to purchase or sell futures  contracts  only on exchanges or boards of trade where there appears to be an active  market,  there is no  assurance  that a liquid  market on an  exchange  or board of trade will  exist for any  particular contract at any  particular  time.  In such event,  it might not be possible to close a futures  contract,  and in the event of adverse price movements,  a Fund would continue to be required to make daily cash payments of variation margin.  However,  in the event futures contracts have been used to hedge the underlying  instruments,  a Fund would continue to hold the underlying instruments subject to the hedge  until  the  futures  contracts  could  be  terminated.  In such  circumstances,  an  increase  in the  price  of the  underlying instruments,  if any, might partially or completely offset losses on the futures  contract.  However,  as described below,  there is no guarantee that the price of the underlying  instruments  will, in fact,  correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

..........         Hedging Risk. A decision of whether,  when, and how to hedge involves skill and judgment,  and even a  well-conceived hedge may be  unsuccessful  to some degree because of unexpected  market  behavior,  market or interest rate trends.  There are several risks in  connection  with the use by a Fund of futures  contracts  as a hedging  device.  One risk  arises  because  of the  imperfect correlation  between movements in the prices of the futures  contracts and movements in the prices of the underlying  instruments which are the subject of the hedge.  The  Sub-advisor  will,  however,  attempt to reduce this risk by entering into futures  contracts whose movements,  in its judgment,  will have a  significant  correlation  with  movements in the prices of a Fund's  underlying  instruments sought to be hedged.

..........         Successful  use of futures  contracts by a Fund for hedging  purposes is also subject to a  Sub-advisor's  ability to correctly  predict  movements in the direction of the market.  It is possible that, when a Fund has sold futures to hedge its portfolio against a decline in the market, the index,  indices, or underlying  instruments on which the futures are written might advance and the value of the underlying  instruments  held in the Fund's  portfolio  might  decline.  If this were to occur, a Fund would lose money on the futures and also would experience a decline in value in its underlying  instruments.  However,  while this might occur to a certain degree,  the  Sub-advisor  may believe that over time the value of a Fund's  portfolio  will tend to move in the same  direction as the market indices which are intended to correlate to the price  movements of the underlying  instruments  sought to be hedged.  It is also possible  that if a Fund were to hedge  against  the  possibility  of a decline  in the  market  (adversely  affecting  the  underlying instruments held in its portfolio) and prices instead  increased,  the Fund would lose part or all of the benefit of increased value of those underlying  instruments that it has hedged,  because it would have offsetting losses in its futures  positions.  In addition,  in such  situations,  if a Fund had  insufficient  cash,  it might have to sell  underlying  instruments  to meet daily  variation  margin requirements.  Such sales of underlying  instruments  might be, but would not necessarily be, at increased  prices (which would reflect the rising market).  A Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

..........         In addition to the possibility that there might be an imperfect correlation,  or no correlation at all, between price movements in the futures  contracts and the portion of the portfolio being hedged,  the price movements of futures  contracts might not correlate perfectly with price movements in the underlying  instruments due to certain market  distortions.  First, all participants in the  futures  market are  subject to margin  deposit and  maintenance  requirements.  Rather than  meeting  additional  margin  deposit requirements,  investors might close futures  contracts through  offsetting  transactions  which could distort the normal  relationship between the underlying  instruments and futures markets.  Second,  the margin  requirements in the futures market are less onerous than margin  requirements in the securities  markets,  and as a result the futures market might attract more speculators than the securities markets do.  Increased  participation  by speculators in the futures market might also cause  temporary price  distortions.  Due to the possibility of price  distortion in the futures  market and also because of the imperfect  correlation  between price  movements in the underlying  instruments  and  movements in the prices of futures  contracts,  even a correct  forecast of general  market trends by the
Sub-advisor might not result in a successful hedging transaction over a very short time period.

         Certain  Risks of  Options  on  Futures  Contracts.  A Fund may seek to close out an option  position  by writing or buying an offsetting  option  covering the same index,  underlying  instruments,  or contract and having the same exercise  price and  expiration date.  The ability to  establish  and close out  positions on such options  will be subject to the  maintenance  of a liquid  secondary market.  Reasons for the absence of a liquid  secondary  market on an exchange  include the  following:  (i) there may be  insufficient trading interest in certain options;  (ii) restrictions may be imposed by an exchange on opening  transactions or closing  transactions or both;  (iii)  trading  halts,  suspensions  or other  restrictions  may be imposed with respect to  particular  classes or series of options, or underlying  instruments;  (iv) unusual or unforeseen  circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing  corporation may not at all times be adequate to handle current trading volume;  or (vi) one or more exchanges could,  for economic or other reasons,  decide or be compelled at some future date to discontinue the trading of options
(or a  particular  class or series of  options),  in which event the  secondary  market on that  exchange (or in the class or series of options)  would cease to exist,  although  outstanding  options on the  exchange  that had been issued by a clearing  corporation  as a result of trades on that exchange would continue to be  exercisable in accordance  with their terms.  There is no assurance that higher than  anticipated  trading  activity or other  unforeseen  events might not, at times,  render  certain of the facilities of any of the clearing corporations  inadequate,  and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

         Foreign Futures and Options.  Participation  in foreign futures and foreign  options  transactions  involves the execution and clearing of trades on or subject to the rules of a foreign board of trade.  Neither the National  Futures  Association nor any domestic exchange regulates activities of any foreign boards of trade,  including the execution,  delivery and clearing of transactions,  or has the power to compel  enforcement  of the rules of a foreign  board of trade or any  applicable  foreign  law.  This is true even if the exchange is formally  linked to a domestic  market so that a position taken on the market may be liquidated by a transaction on another market.  Moreover,  such laws or  regulations  will vary  depending  on the  foreign  country in which the  foreign  futures or foreign options  transaction  occurs.  For these reasons,  customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective  measures provided by the Commodity  Exchange Act, the CFTC regulations and the rules of the National Futures
Association and any domestic exchange,  including the right to use reparations  proceedings before the CFTC and arbitration proceedings provided by the National  Futures  Association  or any domestic  futures  exchange.  In  particular,  funds received from customers for foreign futures or foreign options  transactions  may not be provided the same protections as funds received in respect of transactions on United States futures  exchanges.  In addition,  the price of any foreign futures or foreign options  contract and,  therefore,  the potential  profit and loss  thereon may be affected by any  variance in the foreign  exchange  rate between the time an order is placed and the time it is liquidated, offset or exercised.

         Foreign  Currency  Contracts.  A forward  foreign  currency  exchange  contract  involves an  obligation to purchase or sell a specific  currency at a future date,  which may be any fixed  number of days from the date of the contract  agreed upon by the parties, at a price set at the time of the  contract.  These  contracts  are  principally  traded in the  interbank  market  conducted  directly between  currency  traders  (usually  large,  commercial  banks)  and their  customers.  A forward  contract  generally  has no deposit requirement, and no commissions are charged at any stage for trades.

..........Depending on the  applicable  investment  policies and  restrictions  applicable  to a Fund, a Fund may  generally  enter into forward foreign currency  exchange  contracts under two  circumstances.  First,  when a Fund enters into a contract for the purchase or sale of a  security  denominated  in or  exposed  to a  foreign  currency,  it may  desire to "lock  in" the U.S.  dollar  price of the security.  By entering  into a forward  contract  for the  purchase or sale,  for a fixed  amount of dollars,  of the amount of foreign currency  involved in the underlying  security  transactions,  the Fund may be able to protect itself against a possible loss resulting from an adverse change in the  relationship  between the U.S.  dollar and the subject  foreign  currency  during the period between the date the security is purchased or sold and the date on which payment is made or received.

..........Second,  when a  Sub-advisor  believes  that the currency of a particular  foreign  country may suffer or enjoy a  substantial movement against another  currency,  including the U.S.  dollar,  it may enter into a forward contract to sell or buy the amount of the former  foreign  currency,  approximating  the value of some or all of a Fund's  securities  denominated  in or exposed to such foreign currency.  Alternatively,  where  appropriate,  a Fund may hedge all or part of its  foreign  currency  exposure  through  the use of a basket of currencies or a proxy currency where such  currencies or currency act as an effective proxy for other  currencies.  In such a case,  a Fund may enter into a forward  contract  where the amount of the foreign  currency to be sold  exceeds the value of the Fund's securities  denominated in or exposed to such currency.  The use of this basket hedging  technique may be more efficient and economical than entering into separate  forward  contracts for each currency held in a Fund. The precise  matching of the forward contract amounts and the value of the  securities  involved  will not  generally  be  possible  since the  future  value of such  securities  in foreign currencies will change as a consequence of market movements in the value of those  securities  between the date the forward contract is entered  into and the date it matures.  The  projection  of  short-term  currency  market  movement  is  extremely  difficult,  and the successful execution of a short-term hedging strategy is highly uncertain.

..........As indicated  above,  it is impossible to forecast  with  absolute  precision the market value of portfolio  securities at the expiration of the forward contract.  Accordingly,  it may be necessary for a Fund to purchase  additional  foreign currency on the spot market (and bear the expense of such  purchase) if the market value of the security is less than the amount of foreign  currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign  currency.  Conversely,  it may be necessary to sell on the spot market some of the foreign  currency  received upon the sale of the  portfolio  security if its market value  exceeds  the  amount of foreign  currency  a Fund is  obligated  to  deliver.  However,  as noted,  in order to avoid  excessive transactions  and  transaction  costs, a Fund may use liquid assets  denominated in any currency to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

..........If a Fund retains the portfolio  security and engages in an offsetting  forward  contract  transaction,  the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward  contract  prices.  If the Fund engages in an offsetting  transaction,  it may  subsequently  enter into a new forward contract to sell the foreign  currency.  Should forward prices decline during the period between a Fund's entering into a forward  contract for the sale of a foreign  currency and the date it enters into an  offsetting  contract  for the  purchase of the foreign  currency,  the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase.  Should  forward  prices  increase,  a Fund will  suffer a loss to the extent of the price of the  currency  it has agreed to  purchase  exceeds  the price of the  currency it has agreed to sell.

..........Currency  Futures  Contracts  and Related  Options.  A currency  futures  contract  sale creates an  obligation  by a Fund, as seller,  to deliver  the amount of currency  called for in the  contract at a  specified  future time for a special  price.  A currency futures  contract  purchase  creates an obligation  by a Fund,  as purchaser,  to take delivery of an amount of currency at a specified future time at a specified price.  Unlike forward foreign currency exchange  contracts,  currency futures contracts are standardized as to amount and delivery  period and are traded on boards of trade and  commodities  exchanges.  Although  the terms of currency  futures contracts  specify actual  delivery or receipt,  in most instances the contracts are closed out before the settlement  date without the making or taking of delivery of the  currency.  Closing out of a currency  futures  contract is effected by entering into an offsetting purchase or sale transaction.  Unlike a currency futures  contract,  which requires the parties to buy and sell currency on a set date, an option on a  currency  futures  contract  entitles  its  holder to decide on or before a future  date  whether  to enter into such a contract.  If the holder decides not to enter into the contract, the premium paid for the option is fixed at the point of sale.

         Interest  Rate Swaps and  Interest  Rate Caps and Floors.  Interest  rate swaps  involve the exchange by the Fund with another party of their  respective  commitments  to pay or receive  interest,  e.g.,  an  exchange  of floating  rate  payments  for fixed rate payments.  The exchange  commitments can involve payments to be made in the same currency or in different  currencies.  The purchase of an interest rate cap entitles the purchaser,  to the extent that a specified  index exceeds a  predetermined  interest rate, to receive payments of interest on a  contractually  based  principal  amount from the party  selling the  interest  rate cap.  The purchase of an interest  rate floor  entitles the  purchaser,  to the extent that a specified  index falls below a  predetermined  interest  rate,  to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

Hybrid Instruments:

         Hybrid instruments  combine the elements of futures contracts or options with those of debt,  preferred equity or a depository instrument.  The risks of investing in hybrid  instruments  reflect a combination of the risks from  investing in  securities,  futures and currencies,  including  volatility and lack of liquidity.  Reference is made to the discussion of futures and forward  contracts in this SAI for a discussion of these risks.  Further,  the prices of the hybrid  instrument and the related commodity or currency may not move in the same direction or at the same time.  Hybrid  instruments  may bear interest or pay preferred  dividends at below market (or even  relatively  nominal)  rates.  In  addition,  because  the  purchase  and  sale of  hybrid  instruments  could  take  place  in an over-the-counter  market or in a private  transaction between a Fund and the seller of the hybrid instrument,  the  creditworthiness of the other party to the  transaction  would be a risk factor which a Fund would have to  consider.  Hybrid  instruments  also may not be subject to the regulation of the CFTC,  which  generally  regulates the trading of commodity  futures by U.S.  persons,  the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

..........Foreign Currency  Exchange-Related  Securities.  Certain Funds may invest in foreign  currency  warrants,  principal  exchange rate linked securities and performance indexed paper.

..........         Foreign  Currency  Warrants.  Foreign  currency  warrants are warrants which entitle the holder to receive from their issuer an amount of cash  (generally,  for warrants  issued in the United States,  in U.S.  dollars) which is calculated  pursuant to a predetermined  formula and based on the exchange rate between a specified  foreign currency and the U.S. dollar as of the exercise date of the warrant.  Foreign  currency  warrants  generally are exercisable upon their issuance and expire as of a specified date and time.
Foreign currency warrants have been issued in connection with U.S.  dollar-denominated  debt offerings by major corporate issuers in an attempt to reduce the foreign  currency  exchange risk which,  from the point of view of prospective  purchasers of the securities,  is inherent in the  international  fixed-income  marketplace.  Foreign  currency  warrants may attempt to reduce the foreign exchange risk assumed  by  purchasers  of a  security  by, for  example,  providing  for a  supplemental  payment  in the event that the U.S.  dollar depreciates  against the value of a major foreign  currency such as the Japanese Yen. The formula used to determine the amount  payable upon exercise of a foreign currency warrant may make the warrant  worthless unless the applicable  foreign currency exchange rate moves in a particular  direction (e.g.,  unless the U.S. dollar  appreciates or depreciates  against the particular foreign currency to which the warrant is linked or indexed).  Foreign  currency  warrants are severable from the debt obligations with which they may be offered, and may be listed on  exchanges.  Foreign  currency  warrants  may be  exercisable  only in certain  minimum  amounts,  and an investor wishing to exercise  warrants who  possesses  less than the minimum  number  required  for exercise may be required  either to sell the warrants  or to  purchase  additional  warrants,  thereby  incurring  additional  transaction  costs.  In the case of any  exercise  of warrants,  there may be a time delay  between the time a holder of warrants  gives  instructions  to exercise and the time the exchange rate relating to exercise is determined,  during which time the exchange rate could change  significantly,  thereby  affecting both the market and cash  settlement  values of the warrants  being  exercised.  The  expiration  date of the warrants may be accelerated if the warrants  should be delisted from an exchange or if their trading  should be suspended  permanently,  which would result in the loss of any  remaining  "time value" of the warrants  (i.e.,  the  difference  between the current  market value and the exercise  value of the warrants),  and, in the case the warrants were  "out-of-the-money,"  in a total loss of the purchase  price of the  warrants.  Warrants are generally unsecured  obligations of their issuers and are not standardized  foreign currency options issued by the Options Clearing
Corporation  ("OCC").  Unlike foreign  currency  options issued by OCC, the terms of foreign  exchange  warrants  generally will not be amended in the event of  governmental  or  regulatory  actions  affecting  exchange  rates or in the event of the  imposition  of other regulatory  controls  affecting the international  currency markets.  The initial public offering price of foreign currency warrants is generally  considerably in excess of the price that a commercial  user of foreign  currencies  might pay in the interbank  market for a comparable option involving  significantly  larger amounts of foreign currencies.  Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

..........         Principal  Exchange Rate Linked  Securities.  Principal  exchange rate linked  securities  are debt  obligations  the principal  on which is payable at  maturity  in an amount  that may vary  based on the  exchange  rate  between  the U.S.  dollar and a particular  foreign currency at or about that time. The return on "standard"  principal  exchange rate linked securities is enhanced if the foreign currency to which the security is linked  appreciates  against the U.S. dollar,  and is adversely  affected by increases in the  foreign  exchange  value of the  U.S.  dollar.  "Reverse"  principal  exchange  rate  linked  securities  are like the  "standard"
securities,  except that their return is enhanced by increases in the value of the U.S.  dollar and adversely  impacted by increases in the value of foreign  currency.  Interest  payments on the  securities  are  generally  made in U.S.  dollars at rates that reflect the degree of foreign  currency risk assumed or given up by the purchaser of the notes (i.e.,  at relatively  higher  interest rates if the purchaser  has assumed some of the foreign  exchange  risk, or relatively  lower  interest  rates if the issuer has assumed some of the foreign  exchange risk,  based on the expectations of the current  market).  Principal  exchange rate linked  securities may in limited cases be subject to acceleration of maturity (generally,  not without the consent of the holders of the securities),  which may have an adverse impact on the value of the principal payment to be made at maturity.

..........         Performance Indexed Paper. Performance indexed paper is U.S.  dollar-denominated  commercial paper the yield of which is linked to certain  foreign  exchange  rate  movements.  The yield to the investor on  performance  indexed paper is  established  at maturity as a function of spot exchange rates between the U.S.  dollar and a designated  currency as of or about that time  (generally, the spot  exchange  rate two days  prior to  maturity).  The yield to the  investor  will be within a range  stipulated  at the time of purchase of the obligation,  generally with a guaranteed  minimum rate of return that is below, and a potential  maximum rate of return that is above,  market yields on U.S.  dollar-denominated  commercial  paper,  with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

..........Zero-Coupon  Securities.  Zero-coupon  securities pay no cash income and are sold at substantial discounts from their value at maturity.  When held to maturity,  their entire income, which consists of accretion of discount,  comes from the difference between the issue price and their value at  maturity.  Zero-coupon  securities  are subject to greater  market  value  fluctuations  from  changing interest  rates than debt  obligations  of comparable  maturities  which make current  distributions  of interest  (cash).  Zero-coupon securities  which are  convertible  into common stock offer the  opportunity  for capital  appreciation  as increases (or decreases) in market value of such  securities  closely  follows the  movements  in the market  value of the  underlying  common  stock.  Zero-coupon convertible  securities  generally are expected to be less volatile than the underlying  common stocks, as they usually are issued with maturities of 15 years or less and are issued with options  and/or  redemption  features  exercisable  by the holder of the  obligation entitling the holder to redeem the obligation and receive a defined cash payment.

..........Zero-coupon  securities include  securities issued directly by the U.S.  Treasury,  and U.S. Treasury bonds or notes and their unmatured  interest  coupons and  receipts for their  underlying  principal  ("coupons")  which have been  separated  by their  holder, typically a custodian bank or investment  brokerage  firm. A holder will separate the interest  coupons from the  underlying  principal
(the "corpus") of the U.S.  Treasury  security.  A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial  receipt  programs  with a number of different  names,  including  Treasury  Income  Growth  Receipts
("TIGRSTM") and Certificate of Accrual on Treasuries  ("CATSTM").  The underlying U.S.  Treasury bonds and notes themselves are held in book-entry  form at the Federal  Reserve  Bank or, in the case of bearer  securities  (i.e.,  unregistered  securities  which are owned ostensibly  by the  bearer or holder  thereof),  in trust on  behalf  of the  owners  thereof.  Counsel  to the  underwriters  of these certificates  or other  evidences  of ownership  of the U.S.  Treasury  securities  have stated  that,  for federal tax and  securities purposes,  in their opinion  purchasers of such  certificates,  such as a Fund, most likely will be deemed the beneficial holder of the underlying U.S. Government securities.

..........The U.S.  Treasury has  facilitated  transfers of  ownership  of  zero-coupon  securities  by  accounting  separately  for the beneficial  ownership of particular  interest coupon and corpus payments on Treasury  securities through the Federal Reserve book-entry record  keeping  system.  The Federal  Reserve  program as  established  by the Treasury  Department  is known as "STRIPS" or "Separate
Trading of Registered  Interest and Principal of  Securities."  Under the STRIPS  program,  a Fund will be able to have its  beneficial ownership of zero-coupon  securities recorded directly in the book-entry  record-keeping  system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

..........When U.S. Treasury  obligations have been stripped of their unmatured  interest coupons by the holder, the principal or corpus is sold at a deep  discount  because the buyer  receives  only the right to receive a future fixed payment on the security and does not receive any rights to periodic  interest (cash)  payments.  Once stripped or separated,  the corpus and coupons may be sold separately.
Typically,  the coupons are sold  separately  or grouped  with other  coupons with like  maturity  dates and sold bundled in such form.
Purchasers of stripped  obligations  acquire,  in effect,  discount  obligations  that are  economically  identical to the  zero-coupon securities that the Treasury sells itself.

..........When-Issued  Securities.  The price of  when-issued  securities,  which may be expressed in yield terms,  is fixed at the time the  commitment to purchase is made,  but delivery and payment for the  when-issued  securities  take place at a later date.  Normally, the settlement date occurs within 90 days of the purchase.  During the period between  purchase and  settlement,  no payment is made by a Fund to the issuer and no interest  accrues to such Fund.  Forward  commitments  involve a risk of loss if the value of the  security to be purchased  declines  prior to the  settlement  date,  which risk is in addition to the risk of decline in value of a Fund's other assets.  While  when-issued  securities may be sold prior to the settlement  date, a Fund generally will purchase such  securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

..........Mortgage-Backed  Securities.  When a Fund  owns a  mortgage-backed  security,  principal  and  interest  payments  made on the mortgages in an underlying  mortgage pool are passed through to a Fund.  Unscheduled  prepayments of principal  shorten the securities'
weighted  average life and may lower their total return.  (When a mortgage in the underlying  mortgage pool is prepaid,  an unscheduled principal  prepayment is passed  through to a Fund.  This principal is returned to a Fund at par. As a result,  if a mortgage  security were trading at a premium,  its total return would be lowered by  prepayments,  and if a mortgage  security were trading at a discount, its total return would be increased by  prepayments.)  The value of these securities also may change because of changes in the market's perception of the  creditworthiness  of the federal  agency that issued them. In addition,  the mortgage  securities  market in general may be adversely affected by changes in governmental regulation or tax policies.

..........Asset-Backed  Securities.  Asset-backed  securities  directly or  indirectly  represent a  participation  interest  in, or are secured by and payable  from, a stream of payments  generated by particular  assets such as motor  vehicle or credit card  receivables.
Payments of principal and interest may be  guaranteed up to certain  amounts and for a certain time period by a letter of credit issued by a financial  institution  unaffiliated  with the entities  issuing the  securities.  Asset-backed  securities  may be  classified as pass-through certificates or collateralized obligations.

..........Pass-through  certificates  are  asset-backed  securities  which represent an undivided  fractional  ownership  interest in an underlying  pool of assets.  Pass-through  certificates  usually  provide for payments of principal and interest  received to be passed through to their  holders,  usually  after  deduction  for certain  costs and  expenses  incurred in  administering  the pool.  Because pass-through  certificates  represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.  See "Types of Credit Support" below.

..........Asset-backed  securities  issued in the form of debt  instruments,  also known as  collateralized  obligations,  are generally issued as the debt of a special  purpose  entity  organized  solely for the purpose of owning such assets and issuing  such debt.  Such assets are most often trade,  credit card or automobile  receivables.  The assets  collateralizing  such  asset-backed  securities  are pledged to a trustee or  custodian  for the benefit of the holders  thereof.  Such  issuers  generally  hold no assets other than those underlying  the  asset-backed  securities  and any  credit  support  provided.  As a result,  although  payments  on such  asset-backed securities  are  obligations of the issuers,  in the event of defaults on the underlying  assets not covered by any credit support (see
"Types of Credit  Support"),  the issuing entities are unlikely to have sufficient  assets to satisfy their  obligations on the related asset-backed securities.

..........         Methods of Allocating  Cash Flows.  While many  asset-backed  securities  are issued with only one class of security, many  asset-backed  securities are issued in more than one class,  each with  different  payment  terms.  Multiple  class  asset-backed securities  are issued for two main reasons.  First,  multiple  classes may be used as a method of providing  credit  support.  This is accomplished  typically  through  creation  of one or more  classes  whose  right to  payments  on the  asset-backed  security  is made subordinate to the right to such payments of the remaining class or classes.  See "Types of Credit Support."  Second,  multiple classes may permit the issuance of securities  with payment terms,  interest rates or other  characteristics  differing both from those of each other and from those of the underlying assets.  Examples include so-called "strips"  (asset-backed  securities  entitling the holder to disproportionate  interests  with  respect to the  allocation  of interest  and  principal  of the assets  backing the  security),  and securities with a class or classes having  characteristics  which mimic the  characteristics of  non-asset-backed  securities,  such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

..........         Asset-backed  securities in which the payment  streams on the underlying  assets are allocated in a manner  different than those  described  above may be issued in the future.  A Fund may invest in such  asset-backed  securities  if such  investment  is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Fund.

..........         Types of Credit Support.  Asset-backed  securities are often backed by a pool of assets  representing the obligations of a number of different parties.  To lessen the effect of failures by obligors on underlying assets to make payments,  such securities may contain  elements of credit  support.  Such credit support falls into two classes:  liquidity  protection  and  protection  against ultimate default by an obligor on the underlying  assets.  Liquidity  protection refers to the provision of advances,  generally by the entity  administering  the pool of assets,  to ensure that  scheduled  payments on the  underlying  pool are made in a timely  fashion.
Protection  against  ultimate  default  ensures  ultimate  payment of the  obligations on at least a portion of the assets in the pool.
Such  protection may be provided  through  guarantees,  insurance  policies or letters of credit  obtained from third parties,  through various means of structuring the  transaction or through a combination of such  approaches.  Examples of  asset-backed  securities with credit support arising out of the structure of the transaction include  "senior-subordinated  securities"  (multiple class asset-backed securities with certain classes  subordinate to other classes as to the payment of principal thereon,  with the result that defaults on the underlying assets are borne first by the holders of the subordinated  class) and asset-backed  securities that have "reserve funds"
(where cash or  investments,  sometimes  funded from a portion of the initial  payments on the underlying  assets,  are held in reserve against  future  losses) or that have been "over  collateralized"  (where the scheduled  payments on, or the  principal  amount of, the underlying  assets  substantially  exceeds that required to make payment of the asset-backed  securities and pay any servicing or other fees).  The degree of credit  support  provided on each issue is based  generally on  historical  information  respecting  the level of credit risk associated with such payments.  Delinquency or loss in excess of that  anticipated  could adversely affect the return on an investment in an  asset-backed  security.  Additionally,  if a letter of credit is exhausted,  holders of  asset-backed  securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized.

..........         Automobile  Receivable  Securities.  Asset-backed  securities  may  be  backed  by  receivables  from  motor  vehicle installment  sales contracts or installment loans secured by motor vehicles  ("Automobile  Receivable  Securities").  Since installment sales contracts for motor vehicles or installment loans related thereto ("Automobile  Contracts")  typically have shorter durations and lower  incidences  of  prepayment,  Automobile  Receivable  Securities  generally  will  exhibit  a shorter  average  life and are less susceptible to prepayment risk.

..........         Most  entities  that issue  Automobile  Receivable  Securities  create an  enforceable  interest in their  respective
Automobile  Contracts  only by filing a financing  statement and by having the servicer of the Automobile  Contracts,  which is usually the originator of the Automobile  Contracts,  take custody thereof. In such circumstances,  if the servicer of the Automobile Contracts were to sell the same  Automobile  Contracts to another  party,  in violation of its obligation not to do so, there is a risk that such party could  acquire an interest in the  Automobile  Contracts  superior to that of the holders of  Automobile  Receivable  Securities.
Also although most  Automobile  Contracts grant a security  interest in the motor vehicle being  financed,  in most states the security interest in a motor vehicle must be noted on the  certificate of title to create an enforceable  security  interest  against  competing claims of other parties.  Due to the large number of vehicles  involved,  however,  the certificate of title to each vehicle  financed, pursuant to the Automobile  Contracts underlying the Automobile  Receivable Security,  usually is not amended to reflect the assignment of the seller's  security  interest for the benefit of the holders of the Automobile  Receivable  Securities.  Therefore,  there is the possibility that recoveries on repossessed  collateral may not, in some cases, be available to support  payments on the securities.  In addition,  various  state and  federal  securities  laws give the motor  vehicle  owner the right to assert  against  the holder of the owner's  Automobile  Contract  certain  defenses such owner would have against the seller of the motor  vehicle.  The assertion of such defenses could reduce payments on the Automobile Receivable Securities.

..........         Credit Card Receivable  Securities.  Asset-backed  securities may be backed by receivables from revolving credit card agreements  ("Credit Card Receivable  Securities").  Credit balances on revolving  credit card  agreements  ("Accounts")  are generally paid down more rapidly than are  Automobile  Contracts.  Most of the Credit Card  Receivable  Securities  issued  publicly to date have been Pass-Through  Certificates.  In order to lengthen the maturity of Credit Card Receivable Securities,  most such securities provide for a fixed period  during which only  interest  payments on the  underlying  Accounts  are passed  through to the security  holder and principal  payments  received on such Accounts are used to fund the transfer to the pool of assets  supporting  the related Credit Card
Receivable  Securities of additional  credit card charges made on an Account.  The initial fixed period  usually may be shortened  upon the occurrence of specified events which signal a potential  deterioration  in the quality of the assets backing the security,  such as the  imposition  of a cap on  interest  rates.  The  ability  of the issuer to extend  the life of an issue of Credit  Card  Receivable
Securities thus depends upon the continued  generation of additional  principal  amounts in the underlying  accounts during the initial period and the  non-occurrence  of specified  events.  An acceleration in cardholders'  payment rates or any other event which shortens the period during which  additional  credit card charges on an Account may be transferred to the pool of assets  supporting the related
Credit Card Receivable Security could shorten the weighted average life and reduce the yield of the Credit Card Receivable Security.

..........         Credit card holders are entitled to the  protection of a number of state and federal  consumer  credit laws,  many of which give such holder the right to set off certain amounts against  balances owed on the credit card,  thereby  reducing  amounts paid on Accounts.  In addition, unlike most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

..........Warrants.  Warrants  basically are options to purchase  equity  securities at a specific price valid for a specific  period of time.  They do not represent  ownership of the  securities but only the right to buy them.  Investments in warrants are  speculative in that  warrants  have no voting  rights,  pay no  dividends,  and have no rights with respect to the assets of the  corporation  issuing them.  Warrants  differ from call options in that  warrants  are issued by the issuer of the  security  which may be purchased on their exercise,  whereas  call options may be written or issued by anyone.  The prices of warrants do not  necessarily  move  parallel to the prices of the underlying securities.

..........Certain Risks of Foreign Investing:

..........         Currency  Fluctuations.  Investment in securities  denominated in foreign currencies involves certain risks. A change in the value of any such currency  against the U.S. dollar will result in a  corresponding  change in the U.S. dollar value of a Fund's assets  denominated  in that  currency.  Such changes will also affect a Fund's income.  Generally,  when a given currency  appreciates against  the dollar (the  dollar  weakens)  the value of a Fund's  securities  denominated  in that  currency  will rise.  When a given currency depreciates against the dollar (the dollar strengthens),  the value of a Fund's securities  denominated in that currency would be expected to decline.

..........         Investment and Repatriation  Restrictions.  Foreign investment in the securities markets of certain foreign countries is restricted  or  controlled  in varying  degrees.  These  restrictions  may at times limit or preclude  investment in certain of such countries  and may  increase  the cost  and  expenses  of a Fund.  Investments  by  foreign  investors  are  subject  to a  variety  of restrictions in many developing countries.  These restrictions may take the form of prior governmental  approval,  limits on the amount or type of  securities  held by  foreigners,  and limits on the types of  companies  in which  foreigners  may  invest.  Additional  or different  restrictions may be imposed at any time by these or other countries in which a Fund invests.  In addition,  the repatriation of both  investment  income and capital  from several  foreign  countries is  restricted  and  controlled  under  certain  regulations, including in some cases the need for certain government consents.

..........         Market  Characteristics.  Foreign  securities  may be purchased  in  over-the-counter  markets or on stock  exchanges located in the countries in which the respective  principal  offices of the issuers of the various  securities are located,  if that is the best  available  market.  Foreign stock  markets are  generally  not as developed or efficient  as, and may be more volatile  than, those in the United  States.  While  growing in volume,  they usually  have  substantially  less volume than U.S.  markets and a Fund's securities  may be less liquid and more  volatile  than  securities  of  comparable  U.S.  companies.  Equity  securities  may trade at price/earnings  multiples higher than comparable U.S.  securities and such levels may not be sustainable.  Commissions on foreign stock exchanges,  which may be fixed, may generally be higher than negotiated  commissions on U.S.  exchanges,  although a Fund will endeavor to achieve  the most  favorable  net  results on its  portfolio  transactions.  There is  generally  less  government  supervision  and regulation of foreign stock  exchanges,  brokers and listed  companies than in the United States.  Moreover,  settlement  practices for transactions in foreign markets may differ from those in U.S.  markets,  and may include delays beyond periods  customary in the United
States.

..........         Political  and  Economic  Factors.  Individual  foreign  economies  of  certain  countries  may differ  favorably  or unfavorably  from the United  States'  economy  in such  respects  as growth of gross  national  product,  rate of  inflation,  capital reinvestment,  resource  self-sufficiency and balance of payments position.  The internal politics of certain foreign countries are not as stable as in the United States.  Moreover,  as the result of the prevailing  political  climate,  the Fund may not be able to obtain legal remedies or enforce judgements in foreign countries.

..........         Governments in certain foreign countries continue to participate to a significant degree,  through ownership interest or  regulation,  in their  respective  economies.  Action by these  governments  could have a  significant  effect on market  prices of securities and payment of dividends.  The economies of many foreign  countries are heavily dependent upon  international  trade and are accordingly  affected by protective trade barriers and economic  conditions of their trading  partners.  The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

..........         Information  and  Supervision.  There is generally  less  publicly  available  information  about  foreign  companies comparable to reports and ratings that are published  about  companies in the United States.  Foreign  companies are also generally not subject to uniform accounting,  auditing and financial reporting standards,  practices and requirements  comparable to those applicable to U.S. companies.

..........         Taxes.  The  dividends  and  interest  payable on certain of a Fund's  foreign  securities  may be subject to foreign withholding  taxes,  thus  reducing the net amount of income  available  for  distribution  to the Fund's  shareholders.  A shareholder otherwise  subject to U.S.  federal income taxes may,  subject to certain  limitations,  be entitled to claim a credit or deduction for
U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund.

..........         Costs.  Investors should  understand that the expense ratio of a Fund investing  primarily in foreign  securities can be expected to be higher than  investment  companies  investing in domestic  securities  since the cost of  maintaining  the custody of foreign securities and the rate of advisory fees paid by a Fund are higher.

..........         Other. With respect to certain foreign countries,  especially  developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations,  expropriation or confiscatory  taxation,  limitations on the removal of funds or other assets of a Fund,  political or social  instability,  or diplomatic  developments  which could affect  investments by
U.S. persons in those countries.

..........         Eastern Europe.  Changes  occurring in Eastern Europe and Russia today could have long-term  potential  consequences.
As restrictions  fall, this could result in rising standards of living,  lower  manufacturing  costs,  growing consumer  spending,  and substantial  economic  growth.  However,  investment in the countries of Eastern Europe and Russia is highly  speculative at this time.
Political  and economic  reforms are too recent to establish a definite  trend away from  centrally-planned  economies  and state owned industries.  In many of the countries of Eastern Europe and Russia,  there is no stock exchange or formal market for  securities.  Such countries may also have  government  exchange  controls,  currencies  with no  recognizable  market value  relative to the  established currencies of western market economies,  little or no experience in trading in securities,  no financial reporting standards, a lack of a banking and  securities  infrastructure  to handle such trading,  and a legal  tradition  which does not recognize  rights in private property.  In addition,  these countries may have national  policies which restrict  investments in companies  deemed  sensitive to the country's national interest.  Further,  the governments in such countries may require  governmental or  quasi-governmental  authorities to act as custodian of a Fund's assets invested in such countries and these  authorities  may not qualify as a foreign  custodian under the 1940 Act and exemptive relief from such Act may be required.  All of these  considerations  are among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia.

..........         Latin  America.  The  political  history of certain Latin  American  countries  has been  characterized  by political uncertainty,  intervention by the military in civilian and economic  spheres,  and political  corruption.  Such  developments,  if they were to reoccur,  could reverse  favorable  trends toward market and economic reform,  privatization  and removal of trade barriers and result in significant disruption in securities markets.  Persistent levels of inflation or in some cases,  hyperinflation,  have led to high interest  rates,  extreme  measures by  governments  to keep  inflation in check and a generally  debilitating  effect on economic growth.  Although  inflation in many  countries has lessened,  there is no guarantee it will remain at lower  levels.  In addition,  of developing  countries,  a number of Latin  American  countries are also among the largest  debtors.  There have been  moratoria on, and reschedulings  of,  repayment  with respect to these debts.  Such events can restrict the  flexibility  of these debtor  nations in the international markets and result in the imposition of onerous conditions on their economies.

..........         Certain Latin American  countries may have managed  currencies which are maintained at artificial  levels to the U.S.
dollar rather than at levels  determined by the market.  This type of system can lead to sudden and large  adjustments  in the currency which,  in turn, can have a disruptive and negative  effect on foreign  investors.  Certain Latin American  countries also may restrict the free conversion of their currency into foreign  currencies,  including the U.S.  dollar.  There is no significant  foreign exchange market for certain  currencies and it would, as a result, be difficult for a Fund to engage in foreign currency  transactions  designed to protect the value of the Fund's interests in securities denominated in such currencies.

Illiquid and Restricted Securities:

         Subject to limitations  discussed in the Company's  Prospectus under "Certain Risk Factors and Investment  Methods," the Funds
generally may invest in illiquid  securities.  Illiquid  securities  include securities subject to contractual or legal restrictions on resale  (e.g.,  because  they have not been  registered  under the  Securities  Act of 1933,  as amended  (the  "Securities  Act")) and securities that are otherwise not readily  marketable  (e.g.,  because trading in the security is suspended or because market makers do not exist or will not entertain  bids or offers).  Securities  that have not been  registered  under the Securities Act are referred to as private  placements  or  restricted  securities  and are purchased  directly  from the issuer or in the  secondary  market.  Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

         Restricted  and other illiquid  securities may be subject to the potential for delays on resale and  uncertainty in valuation.
A Fund might be unable to dispose of illiquid  securities  promptly or at reasonable prices and might thereby experience  difficulty in satisfying  redemption  requests from shareholders.  A Fund might have to register  restricted  securities in order to dispose of them, resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

         A large  institutional  market exists for certain  securities  that are not  registered  under the Securities  Act,  including foreign  securities.  The fact  that  there are  contractual  or legal  restrictions  on resale  to the  general  public or to  certain institutions may not be indicative of the liquidity of such investments.

         Rule 144A under the Securities Act allows such a broader  institutional  trading  market for securities  otherwise  subject to restrictions  on resale to the general  public.  Rule 144A  establishes  a "safe  harbor"  from the  registration  requirements  of the
Securities Act for resales of certain  securities to qualified  institutional  buyers.  Rule 144A has produced  enhanced  liquidity for many  restricted  securities,  and market  liquidity for such  securities may continue to expand as a result of this regulation and the consequent  existence of the PORTAL system,  which is an automated  system for the trading,  clearance and  settlement of  unregistered securities of domestic and foreign issuers sponsored by the National Association of Securities Dealers, Inc.

         Under  guidelines  adopted by the Company's Board of Directors,  a Fund's  Sub-Advisor may determine that particular Rule 144A securities,  and commercial paper issued in reliance on the private placement  exemption from registration  afforded by Section 4(2) of the Securities  Act, are liquid even though they are not registered.  A determination  of whether such a security is liquid or not is a question of fact. In making this  determination,  the Sub-Advisor will consider,  as it deems  appropriate  under the circumstances and among other  factors:  (1) the frequency of trades and quotes for the security;  (2) the number of dealers  willing to purchase or sell the security;  (3) the number of other potential purchasers of the security;  (4) dealer undertakings to make a market in the security;
(5) the nature of the security (e.g.,  debt or equity,  date of maturity,  terms of dividend or interest  payments,  and other material terms) and the nature of the marketplace  trades (e.g.,  the time needed to dispose of the security,  the method of soliciting  offers, and the mechanics of  transfer);  and (6) the rating of the security and the  financial  condition and prospects of the issuer.  In the case of commercial  paper,  the Sub-advisor will also determine that the paper (1) is not traded flat or in default as to principal and interest,  and (2) is rated in one of the two highest  rating  categories  by at least two  Nationally  Recognized  Statistical  Rating
Organizations  ("NRSROs")  or, if only one NRSRO rates the security,  by that NRSRO,  or, if the security is unrated,  the  Sub-advisor determines that it is of equivalent quality.

         Rule 144A  securities and Section 4(2)  commercial  paper that have been deemed liquid as described  above will continue to be monitored by the  Sub-advisor to determine if the security is no longer liquid as the result of changed  conditions.  Investing in Rule
144A  securities  or Section  4(2)  commercial  paper could have the effect of  increasing  the amount of a Fund's  assets  invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Repurchase Agreements:

         As stated in the  Prospectus  under  "Certain  Risk  Factors  and  Investment  Methods,"  certain  of the Funds may enter into repurchase  agreements.  In a repurchase  agreement,  an investor  (such as the Fund)  purchases a security  (known as the  "underlying security")  from a securities  dealer or bank. Any such dealer or bank must be deemed  creditworthy by the  Sub-advisor.  At that time, the bank or securities  dealer agrees to repurchase  the  underlying  security at a mutually  agreed upon price on a designated  future date.  The  repurchase  price may be higher than the purchase  price,  the  difference  being  income to the Fund,  or the purchase and repurchase  prices may be the same,  with interest at an agreed upon rate due to the Fund on repurchase.  In either case, the income to the Fund  generally  will be  unrelated  to the  interest  rate on the  underlying  securities.  Repurchase  agreements  must be "fully collateralized,"  in that the market value of the underlying  securities  (including accrued interest) must at all times be equal to or greater than the  repurchase  price.  Therefore,  a repurchase  agreement can be  considered a loan  collateralized  by the  underlying securities.

         Repurchase  agreements are generally for a short period of time,  often less than a week, and will generally be used by a Fund to invest  excess cash or as part of a temporary  defensive  strategy.  Repurchase  agreements  that do not provide for payment  within seven days will be  treated  as  illiquid  securities.  In the event of a  bankruptcy  or other  default by the seller of a  repurchase agreement,  the Fund could  experience both delays in liquidating the underlying  security and losses.  These losses could result from:
(a) possible  decline in the value of the  underlying  security  while the Fund is seeking to enforce its rights  under the  repurchase agreement;  (b) possible  reduced  levels of income or lack of access to income  during this period;  and (c) expenses of enforcing its rights.

Securities Lending:

         The Company has made  arrangements  for the Funds to lend  securities.  While a Fund may earn  additional  income from lending securities,  such  activity  is  incidental  to the  investment  objective  of the Fund.  In addition  to the  compensation  payable by borrowers  under  securities  loans,  a Fund would also earn income from the  investment of cash  collateral  for such loans.  Any cash collateral received by a Fund in connection with such loans normally will be invested in short-term  instruments.  However,  any losses resulting  from the  investment  of cash  collateral  would be borne by the lending Fund.  There is no assurance  that  collateral  for loaned securities will be sufficient to provide for recovery of interest,  dividends,  or other distributions paid in respect of loaned securities and not received by a Fund or to pay all expenses  incurred by a Fund in arranging the loans or in exercising  rights in the collateral in the event that loaned securities are not returned.

                                                  ADDITIONAL PERFORMANCE INFORMATION

         From time to time,  a Fund's  yield and total  return may be included in  advertisements,  sales  literature,  or  shareholder reports.  In  addition,  the Company may  advertise  the  effective  yield of the ASAF Money  Market  Fund.  All figures are based upon historical earnings and are not intended to indicate future performance.

ASAF MONEY MARKET FUND (the "Money Market Fund"):

..........In accordance  with  regulations  prescribed  by the SEC, the Company is required to compute the Money Market  Fund's  current annualized yield for a seven-day period in accordance with a specified  formula,  which does not take into  consideration  any realized or unrealized  gains or losses on its portfolio  securities.  This current  annualized  yield is computed by determining the net change
(exclusive of realized gains and losses on the sale of securities  and  unrealized  appreciation  and  depreciation)  in the value of a hypothetical  account having a balance of one share of the Money Market Fund at the beginning of such seven-day  period,  dividing such net change in account  value by the value of the  account  at the  beginning  of the period to  determine  the base  period  return and annualizing this quotient on a 365-day basis.

..........The SEC also  permits the Company to disclose the  effective  yield of the Money  Market Fund for the same  seven-day  period, which is the Fund's yield  determined on a compounded  basis.  The effective yield is calculated by compounding the  unannualized  base period return by adding one to the base period return,  raising the sum to a power equal to 365 divided by 7, and  subtracting one from the  result.  The  effective  yield  will be  slightly  higher  than the  yield  because  of the  compounding  effect  of this  assumed reinvestment.

..........The yield on amounts held in the Money Market Fund normally will fluctuate on a daily basis.  Therefore,  the disclosed  yield for any given past period is not an indication or  representation  of future yields or rates of return.  The Money Market Fund's actual yield is affected  by changes in interest  rates on money  market  securities,  the  average  portfolio  maturity of the  corresponding
Portfolio  in which the Money Market Fund  invests,  the types and quality of portfolio  securities  held by such Fund,  and the Fund's operating  expenses.  For instance,  the issuer or guarantor of a portfolio  security or the other party to a contract could default on its  obligation,  and this could cause the Fund's net asset  value to fall below $1. In  addition,  the income  earned by the Fund will fluctuate based on market  conditions,  interest rates and other factors.  In a low interest rate environment,  the yield for the Fund, after deduction of operating  expenses,  may be negative even though the yield before  deducting such expenses is positive.  A negative yield may also cause the Fund's net asset  value to fall below $1. The  Investment  Manager  may decide to  reimburse  certain of these expenses to the Fund in order to maintain a positive  yield,  however it is under no  obligation to do so and may cease doing so at any time without prior notice.

..........The current  yield and  effective  yield  calculations  for each class of shares of the ASAF Money Market Fund are shown below for the seven day period ended October 31, 2002:

                                                     Class A      Class B      Class C      Class X

                         Current Yield                  0.50%        0.00%        0.00%        0.00%
                        Effective Yield                 0.50%        0.00%        0.00%        0.00%

ALL OTHER FUNDS:

..........Standardized  Average  Annual  Total  Return  Quotations.  "Total  return"  is one of the  primary  methods  used  to  measure performance and represents the percentage  change in value of a class of a Fund, or of a hypothetical  investment in a class of a Fund, over any period up to the lifetime of the class.  Average  annual total return  quotations  for Class A, B, C and X shares are computed by finding  the  average  annual  compounded  rates of return that would  cause a  hypothetical  investment  made on the first day of a designated  period to equal the ending  redeemable value of such  hypothetical  investment on the last day of the designated  period in accordance with the following formula:

                                                        .........P(1+T)n = ERV

         Where:     P      =   a hypothetical initial payment of $1,000

                    T      =   average annual total return

                    n      =   number of years

                    ERV    =   ending redeemable value of the hypothetical $1,000 initial payment made at the beginning of the designated period (or fractional portion thereof)

         The  computation  above  assumes  that the maximum  sales  charge  applicable  to a class of Fund shares is deducted  from the initial $1,000 payment,  and that all dividends and  distributions  made by a Fund are reinvested at net asset value ("NAV") during the designated period.  The average annual total return quotation is determined to the nearest 1/100 of 1%.

         Total return  percentages  for periods longer than one year will usually be accompanied by total return  percentages  for each year within the period and/or by the average  annual  compounded  total return for the period.  The income and capital  components of a given return may be separated and portrayed in a variety of ways in order to illustrate  their relative  significance.  Performance may also be portrayed in terms of cash or investment  values,  without  percentages.  Past  performance  cannot  guarantee  any  particular future  result.  In determining  the average  annual total return  (calculated  as provided  above),  recurring  fees, if any, that are charged to all  shareholder  accounts are taken into  consideration.  For any account fees that vary with the size of the account,  the account fee used for  purposes of the above  computation  is assumed to be the fee that would be charged to the mean  account size of a class of the Fund.

         In  addition,  with respect to the Class X shares,  a  standardized  return will reflect the impact of the 2.5% bonus  shares.
The impact of the bonus  shares on total  return is  particularly  pronounced  for shorter  periods for which total return is measured, such as one and three years.  You should take this into  consideration  in any  comparison of total return  between the Funds and other mutual funds.  For a discussion of the Class X bonus shares, see the Company's Prospectus under "How to Buy Shares."

         The total return of each class of shares of each Fund that had  commenced  operations  prior to October 31,  2002,  other than the Money Market Fund, computed as of October 31, 2002, is shown below:

                                                                       Total Return Before Taxes
                                                                       -------------------------

                                                            Date          Class A        Class B       Class C       Class X
                                                       Available for
                                                            Sale
------------------------------------------------------ --------------- -------------- -------------- ------------- ------------
ASAF Strong International Equity Fund1                    11/01/99
     One Year                                                                -19.02%        -19.37%       -19.44%      -17.36%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                         -20.95%        -21.32%       -21.43%      -20.67%
ASAF William Blair International Growth Fund2             01/02/98
     One Year                                                                -17.07%        -17.50%       -17.47%      -15.44%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                          -3.24%         -3.74%        -3.68%       -3.24%
ASAF American Century International Growth Fund3          07/28/97
     One Year                                                                -18.04%        -18.42%       -18.33%      -16.21%
     Five Years                                                               -7.68%         -8.14%        -8.18%       -7.67%
     Since Inception                                                          -8.83%         -9.28%        -9.31%       -8.80%
ASAF DeAM International Equity Fund4                      7/28/97
     One Year                                                                -10.52%        -10.84%       -10.88%       -8.63%
     Five Years                                                               -3.59%         -4.03%        -4.12%       -3.55%
     Since Inception                                                          -3.65%         -4.11%        -4.18%       -3.68%
ASAF PBHG Small-Cap Growth Fund5                          07/28/97
     One Year                                                                -24.46%        -24.79%       -24.77%      -22.91%
     Five Years                                                               -3.36%         -3.83%        -3.83%       -3.36%
     Since Inception                                                         -3.31%%         -3.78%        -3.76%       -3.32%
ASAF DeAM Small-Cap Growth Fund6                          03/01/00
     One Year                                                                -23.53%        -23.79%       -23.96%      -21.83%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                         -32.45%        -32.82%       -32.82%      -32.12%
ASAF Gabelli Small-Cap Value Fund7                        07/29/97
     One Year                                                                 -4.37%         -4.86%        -4.86%       -2.48%
     Five Years                                                                0.11%         -0.39%        -0.43%        0.10%
     Since Inception                                                           0.97%          0.45%         0.43%        0.92%
ASAF Goldman Sachs Mid-Cap Growth Fund8                   09/11/00
     One Year                                                                -23.51%        -24.07%       -24.07%      -21.98%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                         -42.23%        -42.53%       -42.53%      -41.86%
ASAF Neuberger Berman Mid-Cap Growth Fund                 08/19/98
     One Year                                                                -21.38%        -21.80%       -21.80%      -19.79%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                           1.71%          1.18%         1.18%        1.77%
ASAF Neuberger Berman Mid-Cap Value Fund                  08/19/98
     One Year                                                                 -1.31%         -1.86%        -1.78%        0.67%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                           7.45%          6.92%         6.94%        7.51%
ASAF Alger All-Cap Growth Fund                            09/11/00
     One Year                                                                -23.06%        -23.60%       -23.57%      -21.69%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                         -27.84%        -28.23%       -28.17%      -27.40%
ASAF Gabelli All-Cap Value Fund                           09/11/00
     One Year                                                                -16.67%        -17.07%       -17.07%      -15.01%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                         -11.66%        -12.10%       -12.10%      -11.13%
ASAF INVESCO Technology Fund                              09/11/00
     One Year                                                                -38.05%        -38.34%       -38.22%      -36.67%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                         -53.21%        -53.69%       -53.58%      -53.04%
ASAF INVESCO Health Sciences Fund                         03/01/01
     One Year                                                                -17.25%        -17.60%       -17.64%      -15.58%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                          -3.64%         -4.13%        -4.01%       -2.58%
ASAF ProFund Managed OTC Fund9                            09/11/00
     One Year                                                                -36.36%        -36.51%       -36.26%      -34.92%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                         -57.46%        -57.58%       -57.58%      -57.09%
ASAF Alliance Growth Fund10                               01/02/98
     One Year                                                                -18.48%        -18.82%       -18.77%      -16.72%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                          -2.60%         -3.01%        -3.06%       -2.54%
ASAF Marsico Capital Growth Fund                          08/19/98
      One Year                                                                -4.57%         -5.10%        -5.10%       -2.73%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                           1.53%          1.01%         0.98%        1.56%
ASAF Goldman Sachs Concentrated Growth Fund11             07/28/97
     One Year                                                                -21.54%        -21.94%       -22.00%      -19.97%
     Five Years                                                               -3.09%         -3.54%        -3.59%       -3.04%
     Since Inception                                                          -2.50%         -2.94%        -3.01%       -2.46%
ASAF DeAM Large-Cap Growth Fund                           05/01/02
     Since Inception                                                         -19.01%        -19.40%       -19.40%      -17.32%
ASAF T. Rowe Price Tax Managed Fund                       03/01/01
     One Year                                                                -13.67%        -14.25%       -14.14%      -12.13%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                         -14.03%        -14.50%       -14.43%      -13.29%
ASAF Alliance/Bernstein Growth + Value Fund               03/01/01
     One Year                                                                -17.41%        -17.80%       -17.89%      -15.83%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                         -13.04%        -13.51%       -13.51%      -12.22%
ASAF Sanford Bernstein Core Value Fund                    03/01/01
     One Year                                                                 -8.16%         -8.58%        -8.49%       -6.20%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                          -6.23%         -6.72%        -6.72%       -5.33%
ASAF DeAM Large-Cap Value Fund                            05/01/02
     Since Inception                                                         -18.70%        -18.80%       -18.70%      -16.80%
ASAF Sanford Bernstein Managed Index 500 Fund             11/01/99
     One Year                                                                -14.72%        -15.22%       -15.22%      -13.02%
     Five Years                                                               -3.00%         -3.46%        -3.52%       -2.97%
     Since Inception                                                         -11.40%        -11.83%       -11.83%      -11.15%
ASAF Alliance Growth and Income Fund12                    01/02/98
     One Year                                                                -19.99%        -20.37%       -20.39%      -18.42%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                           0.60%          0.15%         0.13%        0.62%
ASAF MFS Growth with Income Fund                          11/01/99
     One Year                                                                -15.87%        -16.26%       -16.28%      -14.29%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                         -11.68%        -12.06%       -12.11%      -11.38%
ASAF INVESCO Capital Income Fund                          07/28/97
     One Year                                                                -12.91%        -13.40%       -13.33%      -11.16%
     Five Years                                                                1.49%          1.03%         1.01%        1.53%
     Since Inception                                                           2.31%          1.83%         1.83%        2.31%
ASAF American Century Strategic Balanced Fund             07/28/97
     One Year                                                                 -7.46%         -7.87%        -7.87%       -5.66%
     Five Years                                                                2.48%          1.98%         1.94%        2.46%
     Since Inception                                                           2.34%          1.80%         1.80%        2.26%
ASAF Federated High Yield Bond Fund                       07/28/97
     One Year                                                                 -1.75%         -2.39%        -2.24%        0.19%
     Five Years                                                               -0.40%         -0.93%        -0.90%       -0.44%
     Since Inception                                                          -0.42%         -0.94%        -0.92%       -0.46%
ASAF PIMCO Total Return Bond Fund                         07/28/97
     One Year                                                                  4.26%          3.71%         3.61%        5.60%
     Five Years                                                                5.93%          5.87%         5.86%        6.26%
     Since Inception                                                           6.11%          5.95%         5.94%        6.33%
1.   Prior to December 10, 2001,  A I M Capital  Management,  Inc.  served as  Sub-advisor  to the Fund.  The  performance  information provided in the above chart reflects that of the Fund for periods of which the Fund was sub-advised by the prior Sub-advisor.
2.   Prior to November 11, 2002, Janus Capital Management LLC served as Sub-advisor to the Fund. The performance  information  provided in the above chart reflects that of the Fund for periods during part of which the Fund was sub-advised by the prior Sub-advisor.
3.   Prior to May 1, 2000, T. Rowe Price  International,  Inc. served as Sub-advisor to the Fund. The performance  information provided in the above chart reflects that of the Fund for periods during which the Fund was sub-advised by the prior Sub-advisor.
4.   Prior to May 1, 2002,  Founders Asset Management LLC, served as Sub-advisor to the Fund. The performance  information  provided in the above chart reflects that of the Fund for periods of which the Fund was sub-advised by the prior Sub-advisor.
5.  Between January 1, 1999 and September 14, 2001,  Janus Capital  Management LLC served as Sub-advisor to the Fund.  Prior to January
1, 1999,  Founders Asset  Management LLC served as Sub-advisor  to the Fund. The  performance  information  provided in the above chart reflects that of the Fund for periods during part of which the Fund was sub-advised by the prior Sub-advisors.
6.  Prior to December 10, 2001,  Zurich Scudder  Investments,  Inc.  served as Sub-advisor  to the Fund.  The  performance  information provided  in the  above  chart  reflects  that of the Fund for  periods  during  part of which  the Fund was  sub-advised  by the prior
Sub-advisor.
7   Prior to September  11, 2000, T. Rowe Price  Associates,  Inc.  served as  Sub-advisor  to the Fund.  The  performance  information provided  in the  above  chart  reflects  that of the Fund for  periods  during  part of which  the Fund was  sub-advised  by the prior
Sub-advisor.
8.   Prior to November 11, 2002, Janus Capital Management LLC served as Sub-advisor to the Fund. The performance  information  provided in the above chart reflects that of the Fund for periods during part of which the Fund was sub-advised by the prior Sub-advisor.
9.   Prior to March 1, 2001,  Rydex Global  Advisors  served at Sub-advisor to the Fund. The  performance  information  provided in the above chart reflects that of the Fund for periods during which the Fund was sub-advised by the prior Sub-advisor.
10. Prior to December 31, 1998,  Robertson,  Stephens & Company  Investment  Management  L.P.  served as Sub-advisor to the Fund.  From
December 31, 1998 to April 30, 2000,  OppenheimerFunds,  Inc. served as Sub-advisor to the Fund. The performance  information  provided in the above chart reflects that of the Fund for periods during which the Fund was sub-advised by the prior Sub-advisors.
11.  Prior to November 11, 2002, Janus Capital Management LLC served as Sub-advisor to the Fund. The performance  information  provided in the above chart reflects that of the Fund for periods during part of which the Fund was sub-advised by the prior Sub-advisor.
12.  Prior to May 1, 2000,  Lord,  Abbett & Co. served as Sub-advisor to the Fund. The  performance  information  provided in the above chart reflects that of the Fund for periods during which the Fund was sub-advised by the prior Sub-advisor.

                                                                     Total Return After Taxes on Distributions
                                                                     -----------------------------------------

                                                            Date          Class A        Class B       Class C       Class X
                                                       Available for
                                                            Sale
------------------------------------------------------ --------------- -------------- -------------- ------------- ------------
ASAF Strong International Equity Fund1                    11/01/99
     One Year                                                                -23.65%        -24.21%       -20.23%      -17.36%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                         -22.30%        -22.39%       -21.43%      -20.67%
ASAF William Blair International Growth Fund2             01/02/98
     One Year                                                                -21.81%        -22.45%       -19.12%      -15.44%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                          -4.71%         -4.38%        -3.93%       -3.49%
ASAF American Century International Growth Fund3          07/28/97
     One Year                                                                -22.73%        -23.31%       -19.11%      -16.21%
     Five Years                                                               -8.67%         -8.53%        -8.19%       -7.68%
     Since Inception                                                          -8.87%         -9.64%        -9.32%       -8.81%
ASAF DeAM International Equity Fund4                      7/28/97
     One Year                                                                -15.67%        -16.19%       -11.80%       -8.63%
     Five Years                                                               -4.82%         -4.63%        -4.35%       -3.79%
     Since Inception                                                          -4.83%         -4.69%        -4.40%       -3.90%
ASAF PBHG Small-Cap Growth Fund5                          07/28/97
     One Year                                                                -28.78%        -29.30%       -25.53%      -22.91%
     Five Years                                                               -4.37%         -4.25%        -3.86%       -3.39%
     Since Inception                                                          -4.28%         -4.17%        -3.78%       -3.35%
ASAF DeAM Small-Cap Growth Fund6                          03/01/00
     One Year                                                                -27.93%        -28.36%       -24.78%      -21.83%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                         -33.94%        -33.84%       -32.82%      -32.12%
ASAF Gabelli Small-Cap Value Fund7                        07/29/97
     One Year                                                                -10.46%        -11.07%        -6.40%       -3.11%
     Five Years                                                               -1.46%         -1.29%        -0.95%       -0.42%
     Since Inception                                                          -0.55%         -0.42%        -0.07%       -0.42%
ASAF Goldman Sachs Mid-Cap Growth Fund8                   09/11/00
     One Year                                                                -27.97%        -28.63%       -24.82%      -21.98%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                         -43.83%        -43.62%       -42.54%      -41.87%
ASAF Neuberger Berman Mid-Cap Growth Fund                 08/19/98
     One Year                                                                -25.87%        -26.50%       -22.56%      -19.79%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                           0.19%          0.62%         0.84%        1.68%
ASAF Neuberger Berman Mid-Cap Value Fund                  08/19/98
     One Year                                                                 -7.09%         -7.85%        -2.88%        0.52%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                           5.68%          6.27%         6.43%        7.25%
ASAF Alger All-Cap Growth Fund                            09/11/00
     One Year                                                                -27.45%        -28.19%       -24.39%      -21.69%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                         -29.84%        -29.60%       -28.17%      -27.40%
ASAF Gabelli All-Cap Value Fund                           09/11/00
     One Year                                                                -21.46%        -22.04%       -17.88%      -15.01%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                         -14.12%        -13.78%       -12.12%      -11.16%
ASAF INVESCO Technology Fund                              09/11/00
     One Year                                                                -41.54%        -42.04%       -38.80%      -36.67%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                         -54.50%        -54.57%       -53.58%      -53.04%
ASAF INVESCO Health Sciences Fund                         03/01/01
     One Year                                                                -21.99%        -22.54%       -18.43%      -15.58%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                          -7.00%         -7.04%        -4.58%       -2.58%
ASAF ProFund Managed OTC Fund9                            09/11/00
     One Year                                                                -39.93%        -40.32%       -37.01%      -34.92%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                         -58.62%        -58.38%       -57.58%      -57.09%
ASAF Alliance Growth Fund10                               01/02/98
     One Year                                                                -23.18%        -23.69%       -19.55%      -16.72%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                          -4.72%         -4.33%        -4.21%       -3.50%
ASAF Marsico Capital Growth Fund                          08/19/98
      One Year                                                               -10.05%        -10.79%        -6.04%       -2.73%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                           0.10%          0.54%         0.75%        1.56%
ASAF Goldman Sachs Concentrated Growth Fund11             07/28/97
     One Year                                                                -26.06%        -26.62%       -22.78%      -19.97%
     Five Years                                                               -4.01%         -3.85%        -3.53%       -2.98%
     Since Inception                                                          -3.47%         -3.32%        -3.01%       -2.47%
ASAF DeAM Large-Cap Growth Fund                           05/01/02
     Since Inception                                                         -23.75%        -24.24%       -20.20%      -17.32%
ASAF T. Rowe Price Tax Managed Fund                       03/01/01
     One Year                                                                -18.64%        -19.40%       -14.99%      -12.13%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                         -17.03%        -17.09%       -14.94%      -13.29%
ASAF Alliance/Bernstein Growth + Value Fund               03/01/01
     One Year                                                                -22.20%        -22.73%       -18.74%      -15.83%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                         -16.08%        -16.12%       -14.02%      -12.22%
ASAF Sanford Bernstein Core Value Fund                    03/01/01
     One Year                                                                -13.70%        -14.15%        -9.52%       -6.30%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                          -9.65%         -9.60%        -7.33%       -5.39%
ASAF DeAM Large-Cap Value Fund                            05/01/02
     Since Inception                                                         -23.37%        -23.67%       -20.20%      -16.80%
ASAF Sanford Bernstein Managed Index 500 Fund             11/01/99
     One Year                                                                -19.65%        -20.31%       -16.05%      -13.02%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                         -12.92%        -13.03%       -11.84%      -11.15%
ASAF Alliance Growth and Income Fund12                    01/02/98
     One Year                                                                -25.11%        -25.57%       -21.70%      -18.97%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                          -1.04%         -0.62%        -0.45%        0.25%
ASAF MFS Growth with Income Fund                          11/01/99
     One Year                                                                -20.71%        -21.28%       -17.09%      -14.29%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                         -13.18%        -13.25%       -12.11%      -11.38%
ASAF INVESCO Capital Income Fund                          07/28/97
     One Year                                                                -18.34%        -18.82%       -14.44%      -11.43%
     Five Years                                                               -0.13%          0.25%         0.62%        1.14%
     Since Inception                                                           0.75%          1.10%         1.46%        1.93%
ASAF American Century Strategic Balanced Fund             07/28/97
     One Year                                                                -13.32%        -13.75%        -9.24%       -6.09%
     Five Years                                                                0.86%          1.23%         1.57%        2.09%
     Since Inception                                                           0.80%          1.09%         1.45%        1.91%
ASAF Federated High Yield Bond Fund                       07/28/97
     One Year                                                                 -9.09%        -10.87%        -6.28%       -2.98%
     Five Years                                                               -4.62%         -4.42%        -4.28%       -3.64%
     Since Inception                                                          -4.47%         -4.29%        -4.16%       -3.54%
ASAF PIMCO Total Return Bond Fund                         07/28/97
     One Year                                                                 -2.33%         -4.21%        -0.40%        3.79%
     Five Years                                                                3.12%          3.67%         3.99%        4.44%
     Since Inception                                                           4.31%          3.84%         4.15%        4.58%
1.   Prior to December 10, 2001,  A I M Capital  Management,  Inc.  served as  Sub-advisor  to the Fund.  The  performance  information provided in the above chart reflects that of the Fund for periods of which the Fund was sub-advised by the prior Sub-advisor.
2.   Prior to November 11, 2002, Janus Capital Management LLC served as Sub-advisor to the Fund. The performance  information  provided in the above chart reflects that of the Fund for periods during part of which the Fund was sub-advised by the prior Sub-advisor.
3.   Prior to May 1, 2000, T. Rowe Price  International,  Inc. served as Sub-advisor to the Fund. The performance  information provided in the above chart reflects that of the Fund for periods during which the Fund was sub-advised by the prior Sub-advisor.
4.   Prior to May 1, 2002,  Founders Asset Management LLC, served as Sub-advisor to the Fund. The performance  information  provided in the above chart reflects that of the Fund for periods of which the Fund was sub-advised by the prior Sub-advisor.
5.  Between January 1, 1999 and September 14, 2001,  Janus Capital  Management LLC served as Sub-advisor to the Fund.  Prior to January
1, 1999,  Founders Asset  Management LLC served as Sub-advisor  to the Fund. The  performance  information  provided in the above chart reflects that of the Fund for periods during part of which the Fund was sub-advised by the prior Sub-advisors.
6.  Prior to December 10, 2001,  Zurich Scudder  Investments,  Inc.  served as Sub-advisor  to the Fund.  The  performance  information provided  in the  above  chart  reflects  that of the Fund for  periods  during  part of which  the Fund was  sub-advised  by the prior
Sub-advisor.
7.  Prior to September  11, 2000, T. Rowe Price  Associates,  Inc.  served as  Sub-advisor  to the Fund.  The  performance  information provided  in the  above  chart  reflects  that of the Fund for  periods  during  part of which  the Fund was  sub-advised  by the prior
Sub-advisor.
8.   Prior to November 11, 2002, Janus Capital Management LLC served as Sub-advisor to the Fund. The performance  information  provided in the above chart reflects that of the Fund for periods during part of which the Fund was sub-advised by the prior Sub-advisor.
9.   Prior to March 1, 2001,  Rydex Global  Advisors  served at Sub-advisor to the Fund. The  performance  information  provided in the above chart reflects that of the Fund for periods during which the Fund was sub-advised by the prior Sub-advisor.
10. Prior to December 31, 1998,  Robertson,  Stephens & Company  Investment  Management  L.P.  served as Sub-advisor to the Fund.  From
December 31, 1998 to April 30, 2000,  OppenheimerFunds,  Inc. served as Sub-advisor to the Fund. The performance  information  provided in the above chart reflects that of the Fund for periods during which the Fund was sub-advised by the prior Sub-advisors.
11.  Prior to November  11,  2002,  Janus  Capital  Management  LLC served as  Sub-advisor  to the Fund.  The  performance  information provided  in the  above  chart  reflects  that of the Fund for  periods  during  part of which  the Fund was  sub-advised  by the prior
Sub-advisor.
12. Prior to May 1, 2000,  Lord,  Abbett & Co. served as  Sub-advisor to the Fund. The  performance  information  provided in the above chart reflects that of the Fund for periods during which the Fund was sub-advised by the prior Sub-advisor.

                                                             Total Return After Taxes on Distributions and Redemption
                                                             --------------------------------------------------------

                                                            Date          Class A        Class B       Class C       Class X
                                                       Available for
                                                            Sale
------------------------------------------------------ --------------- -------------- -------------- ------------- ------------
ASAF Strong International Equity Fund1                    11/01/99
     One Year                                                                -14.52%        -14.86%       -12.42%      -10.66%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                         -16.83%        -16.89%       -16.22%      -15.69%
ASAF William Blair International Growth Fund2             01/02/98
     One Year                                                                -13.39%        -13.79%       -11.74%       -9.48%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                          -3.54%         -3.30%        -2.96%       -2.62%
ASAF American Century International Growth Fund3          07/28/97
     One Year                                                                -13.95%        -14.31%       -11.73%       -9.95%
     Five Years                                                               -6.64%         -6.55%        -6.30%       -5.93%
     Since Inception                                                          -6.77%         -7.34%        -7.11%       -6.74%
ASAF DeAM International Equity Fund4                      7/28/97
     One Year                                                                 -9.62%         -9.94%        -7.24%       -5.30%
     Five Years                                                               -3.55%         -3.41%        -3.19%       -2.76%
     Since Inception                                                          -3.57%         -3.46%        -3.24%       -2.85%
ASAF PBHG Small-Cap Growth Fund5                          07/28/97
     One Year                                                                -17.67%        -17.99%       -15.67%      -14.07%
     Five Years                                                               -3.40%         -3.30%        -3.00%       -2.64%
     Since Inception                                                          -3.33%         -3.24%        -2.94%       -2.61%
ASAF DeAM Small-Cap Growth Fund6                          03/01/00
     One Year                                                                -17.15%        -17.41%       -15.22%      -13.40%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                         -24.97%        -24.90%       -24.24%      -23.78%
ASAF Gabelli Small-Cap Value Fund7                        07/29/97
     One Year                                                                 -5.94%         -6.28%        -3.41%       -1.37%
     Five Years                                                               -0.92%         -0.79%        -0.52%       -0.10%
     Since Inception                                                          -0.21%         -0.10%        -0.17%       -0.56%
ASAF Goldman Sachs Mid-Cap Growth Fund8                   09/11/00
     One Year                                                                -17.18%        -17.58%       -15.24%      -13.49%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                         -32.38%        -32.25%       -31.54%      -31.11%
ASAF Neuberger Berman Mid-Cap Growth Fund                 08/19/98
     One Year                                                                -15.89%        -16.27%       -13.85%      -12.15%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                           0.19%          0.54%         0.72%        1.39%
ASAF Neuberger Berman Mid-Cap Value Fund                  08/19/98
     One Year                                                                 -4.12%         -4.56%        -1.52%        0.58%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                           4.74%          5.23%         5.36%        6.05%
ASAF Alger All-Cap Growth Fund                            09/11/00
     One Year                                                                -16.85%        -17.31%       -14.97%      -13.32%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                         -22.79%        -22.63%       -21.60%      -21.04%
ASAF Gabelli All-Cap Value Fund                           09/11/00
     One Year                                                                -13.18%        -13.53%       -10.98%       -9.22%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                         -11.07%        -10.82%        -9.54%       -8.79%
ASAF INVESCO Technology Fund                              09/11/00
     One Year                                                                -25.51%        -25.81%       -23.82%      -22.52%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                         -38.91%        -38.96%       -38.39%      -38.08%
ASAF INVESCO Health Sciences Fund                         03/01/01
     One Year                                                                -13.50%        -13.84%       -11.32%       -9.56%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                          -5.57%         -5.60%        -3.65%       -2.06%
ASAF ProFund Managed OTC Fund9                            09/11/00
     One Year                                                                -24.51%        -24.75%       -22.72%      -21.44%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                         -41.21%        -41.08%       -40.65%      -40.38%
ASAF Alliance Growth Fund10                               01/02/98
     One Year                                                                -14.24%        -14.54%       -12.00%      -10.27%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                          -3.19%         -2.87%        -2.78%       -2.22%
ASAF Marsico Capital Growth Fund                          08/19/98
      One Year                                                                -6.17%         -6.62%        -3.71%       -1.68%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                           0.08%          0.44%         0.60%        1.25%
ASAF Goldman Sachs Concentrated Growth Fund11             07/28/97
     One Year                                                                -16.00%        -16.35%       -13.98%      -12.26%
     Five Years                                                               -3.15%         -3.03%        -2.78%       -2.35%
     Since Inception                                                          -2.72%         -2.61%        -2.38%       -1.95%
ASAF DeAM Large-Cap Growth Fund                           05/01/02
     Since Inception                                                         -14.58%        -14.88%       -12.40%      -10.63%
ASAF T. Rowe Price Tax Managed Fund                       03/01/01
     One Year                                                                -11.44%        -11.91%        -9.21%       -7.45%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                         -13.45%        -13.49%       -11.82%      -10.53%
ASAF Alliance/Bernstein Growth + Value Fund               03/01/01
     One Year                                                                -13.63%        -13.96%       -11.50%       -9.72%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                         -12.70%        -12.74%       -11.10%       -9.68%
ASAF Sanford Bernstein Core Value Fund                    03/01/01
     One Year                                                                 -8.25%         -8.62%        -5.77%       -3.80%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                          -7.60%         -7.60%        -5.81%       -4.27%
ASAF DeAM Large-Cap Value Fund                            05/01/02
     Since Inception                                                         -14.35%        -14.53%       -12.40%      -10.32%
ASAF Sanford Bernstein Managed Index 500 Fund             11/01/99
     One Year                                                                -12.07%        -12.47%        -9.86%       -7.99%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                         -10.03%        -10.11%        -9.21%       -8.69%
ASAF Alliance Growth and Income Fund12                    01/02/98
     One Year                                                                -14.78%        -15.02%       -12.65%      -10.94%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                          -0.53%         -0.19%        -0.06%        0.50%
ASAF MFS Growth with Income Fund                          11/01/99
     One Year                                                                -12.72%        -13.07%       -10.50%       -8.77%
     Five Years                                                                  N/A            N/A           N/A          N/A
     Since Inception                                                         -10.23%        -10.28%        -9.42%       -8.87%
ASAF INVESCO Capital Income Fund                          07/28/97
     One Year                                                                -10.97%        -11.36%        -8.68%       -6.82%
     Five Years                                                                0.14%          0.38%         0.67%        1.09%
     Since Inception                                                           0.84%          1.05%         1.34%        1.72%
ASAF American Century Strategic Balanced Fund             07/28/97
     One Year                                                                 -7.81%         -8.17%        -5.40%       -3.45%
     Five Years                                                                0.91%          1.14%         1.41%        1.83%
     Since Inception                                                           0.85%          1.02%         1.31%        1.68%
ASAF Federated High Yield Bond Fund                       07/28/97
     One Year                                                                 -3.57%         -4.70%        -1.90%        0.19%
     Five Years                                                                2.49%         -2.36%        -2.27%       -1.76%
     Since Inception                                                          -2.41%         -2.30%        -2.22%       -1.73%
ASAF PIMCO Total Return Bond Fund                         07/28/97
     One Year                                                                 -0.02%         -1.23%         1.09%        3.56%
     Five Years                                                                3.09%          3.52%         3.78%        4.14%
     Since Inception                                                           4.05%          3.64%         3.89%        4.24%
1.   Prior to December 10, 2001,  A I M Capital  Management,  Inc.  served as  Sub-advisor  to the Fund.  The  performance  information provided in the above chart reflects that of the Fund for periods of which the Fund was sub-advised by the prior Sub-advisor.
2.   Prior to November 11, 2002, Janus Capital Management LLC served as Sub-advisor to the Fund. The performance  information  provided in the above chart reflects that of the Fund for periods during part of which the Fund was sub-advised by the prior Sub-advisor.
3.   Prior to May 1, 2000, T. Rowe Price  International,  Inc. served as Sub-advisor to the Fund. The performance  information provided in the above chart reflects that of the Fund for periods during which the Fund was sub-advised by the prior Sub-advisor.
4.   Prior to May 1, 2002,  Founders Asset Management LLC, served as Sub-advisor to the Fund. The performance  information  provided in the above chart reflects that of the Fund for periods of which the Fund was sub-advised by the prior Sub-advisor.
5.  Between January 1, 1999 and September 14, 2001,  Janus Capital  Management LLC served as Sub-advisor to the Fund.  Prior to January
1, 1999,  Founders Asset  Management LLC served as Sub-advisor  to the Fund. The  performance  information  provided in the above chart reflects that of the Fund for periods during part of which the Fund was sub-advised by the prior Sub-advisors.
6.  Prior to December 10, 2001,  Zurich Scudder  Investments,  Inc.  served as Sub-advisor  to the Fund.  The  performance  information provided  in the  above  chart  reflects  that of the Fund for  periods  during  part of which  the Fund was  sub-advised  by the prior
Sub-advisor.
7.  Prior to September  11, 2000, T. Rowe Price  Associates,  Inc.  served as  Sub-advisor  to the Fund.  The  performance  information provided  in the  above  chart  reflects  that of the Fund for  periods  during  part of which  the Fund was  sub-advised  by the prior
Sub-advisor.
8.   Prior to November 11, 2002, Janus Capital Management LLC served as Sub-advisor to the Fund. The performance  information  provided in the above chart reflects that of the Fund for periods during part of which the Fund was sub-advised by the prior Sub-advisor.
9.   Prior to March 1, 2001,  Rydex Global  Advisors  served at Sub-advisor to the Fund. The  performance  information  provided in the above chart reflects that of the Fund for periods during which the Fund was sub-advised by the prior Sub-advisor.
10.   Prior to December 31, 1998,  Robertson,  Stephens & Company  Investment  Management  L.P. served as Sub-advisor to the Fund. From
December 31, 1998 to April 30, 2000,  OppenheimerFunds,  Inc. served as Sub-advisor to the Fund. The performance  information  provided in the above chart reflects that of the Fund for periods during which the Fund was sub-advised by the prior Sub-advisors.
11.  Prior to November 11, 2002, Janus Capital Management LLC served as Sub-advisor to the Fund. The performance  information  provided in the above chart reflects that of the Fund for periods during part of which the Fund was sub-advised by the prior Sub-advisor.
12.    Prior to May 1, 2000, Lord, Abbett & Co. served as Sub-advisor to the Fund.  The performance information provided in the above chart reflects that of the Fund for periods during which the Fund was sub-advised by the prior Sub-advisor.

         Standardized  Yield  Quotations.  The yield of a class of Fund  shares is computed  by  dividing  the  class's net  investment income per share during a base period of 30 days, or one month,  by the maximum  offering  price per share of the class on the last day of such base period in accordance with the following formula:

                                            YIELD = 2 [ (a - b + 1)6 - 1 ]
                                                         -----
                                                                     cd

         Where:     a    =   net investment income earned during the period attributable to the subject class

                    b    =   net expenses accrued for the period attributable to the subject class

                    c    =   the average daily number of shares of the subject class outstanding during the period that were entitled to receive dividends

                    d    =   the maximum offering price per share of the subject class

         Net  investment  income will be  determined in accordance  with rules  established  by the SEC. The price per share of Class A shares,  other than shares of the ASAF Money Market Fund,  will include the maximum sales charge imposed on purchases of Class A shares which decreases with the amount of shares purchased.

         The yield for each class of shares of the ASAF Federated High Yield Fund and ASAF PIMCO Total Return Bond Fund for the 30
day period ended October 31, 2002 is shown below:

                                                              Class A      Class B      Class C      Class X

               ASAF Federated High Yield Bond Fund               10.10%       10.06%        9.96%       10.06%
              ASAF PIMCO Total Return Bond Fund                   2.65%        2.28%        2.25%        2.28%

         Non-Standardized  Performance.  In order to more completely  represent a Fund's  performance or more  accurately  compare such performance  to other measures of investment  return,  a Fund also may include in  advertisements,  sales  literature  and  shareholder reports  other  total  return  performance  data  ("Non-Standardized  Return").  Non-Standardized  Return may be quoted for the same or different  periods as those for which  standardized  return is quoted; it may consist of an aggregate or average annual percentage rate of return,  actual  year-by-year  rates or any  combination  thereof.  Non-Standardized  Return may or may not take sales  charges into account;  performance  data  calculated  without taking the effect of sales charges into account will be higher than data including the effect of such charges.  Non-standardized  performance  will be advertised only if the standard  performance  data for the same period, as well as for the required periods, is also presented.

         Each Fund may also  publish its  distribution  rate and/or its  effective  distribution  rate. A Fund's  distribution  rate is computed by dividing the most recent  monthly  distribution  per share  annualized,  by the current NAV per share.  A Fund's  effective distribution  rate is computed by dividing the  distribution  rate by the ratio used to annualize the most recent monthly  distribution and reinvesting the resulting  amount for a full year on the basis of such ratio. The effective  distribution  rate will be higher than the distribution  rate because of the compounding  effect of the assumed  reinvestment.  Unlike a Fund's yield,  which is computed from the  yields  to  maturity  of all  debt  obligations  held by the  Fund,  the  distribution  rate is based  on a  Fund's  last  monthly distribution.  A Fund's monthly  distribution  tends to be relatively  stable and may be more or less than the amount of net investment income and  short-term  capital gain  actually  earned by the Fund during the month (see the  Company's  Prospectus  under  "Dividends,
Capital Gains and Taxes").

         Other data that may be advertised or published about each Fund include the average  portfolio  quality,  the average portfolio maturity and the average portfolio duration.

         Comparative  Information.  From time to time in  advertisements  or sales material,  the Fund's  performance  ratings or other information  as published by recognized  mutual fund  statistical  or rating  services,  such as Lipper  Analytical  Services,  Inc. or
Morningstar,  or by  publications  of general  interest,  such as Forbes or Money,  may be discussed.  The performance of the Funds may
                                                                  ------    -----
also be  compared  to that of other  selected  mutual  funds,  mutual  fund  averages  or  recognized  stock  market  indicators.  Such performance  ratings or comparisons may be made with funds that may have different  investment  restrictions,  objectives,  policies or techniques than the Funds and such other funds or market indicators may be comprised of securities that differ  significantly  from the
Funds' investments.  Descriptions of some of the indices which may be used are listed below:

         o    The Standard & Poor's 500 Composite Stock Price Index is a well-diversified  list of 500 large  capitalization  companies representing the U.S. Stock Market.

         o    The  Standard  and Poor's  Small Cap 600 index is designed to  represent  price  movements  in the small cap U.S.  equity market.  It  contains  companies  chosen by the  Standard & Poor's  Index  Committee  for their  size,  industry  characteristics,  and liquidity.  None of the  companies  in the S&P 600 overlap with the S&P 500 or the S&P 400 (MidCap  Index).  The S&P 600 is weighted by market capitalization.

         o    The NASDAQ Composite OTC Price Index is a market  value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks.

         o    The Lehman  Government Bond Index is a measure of the market value of all public  obligations of the U.S.  Treasury;  all publicly issued debt of all agencies of the U.S.  Government and all quasi-federal  corporations;  and all corporate debt guaranteed by the U.S. Government.  Mortgage backed securities, bonds and foreign targeted issues are not included in the Lehman Government Index.

         o    The Lehman  Government/Corporate  Bond Index is a measure of the market  value of  approximately  5,300 bonds with a face value  currently  in excess of $1.3  trillion.  To be included in the Lehman  Government/Corporate  Index,  an issue must have  amounts outstanding  in excess of $1 million,  have at least one year to maturity and be rated "Baa" or its  equivalent or higher  ("investment grade") by a nationally recognized rating agency.

         o    The Russell 2000 Index  represents the bottom two thirds of the largest 3000 publicly traded  companies  domiciled in the
U.S.  Russell uses total market  capitalization  to determine  the  companies  that are included in the Index.  Only common  stocks are included in the Index.

         o    The Russell 2500 Index is a market  value-weighted,  unmanaged index showing total return (i.e.,  principal  changes with income) in the aggregate market value of 2,500 stocks of publicly traded companies  domiciled in the United States.  The Index includes stocks traded on the New York Stock Exchange and the American Stock Exchange as well as in the over-the-counter market.

         o    The Morgan Stanley Capital  International  EAFE Index (the "EAFE Index") is an unmanaged index, which includes over 1,000 companies  representing  the stock  markets of Europe,  Australia,  New Zealand  and the Far East.  The EAFE Index is  typically  shown weighted by the market  capitalization.  However, EAFE is also available weighted by Gross Domestic Product ("GDP").  These weights are modified on July 1st of each year to reflect the prior year's GDP.

         o    The Lehman  Brothers  High Yield BB Index is a measure of the market value of public debt issues with a minimum par value of $100 million and rated  Ba1-Ba3 by Moody's.  All bonds within the index are U.S.  dollar  denominated,  non-convertible  and have at least one year remaining to maturity.

In addition,  the total return or yield of the Funds may be compared to the yield on U.S.  Treasury  obligations  and to the percentage change in the Consumer Price Index.

         Each Fund's investment  performance may be advertised in various financial  publications,  newspapers,  magazines,  including:
Across the Board,  Advertising Age, Adviser's Magazine,  Adweek, Agent, American Banker,  American Agent and Broker,  Associated Press,
Barron's,  Best's Review,  Bloomberg,  Broker World, Business Daily, Business Insurance,  Business Marketing,  Business Month, Business
News Features,  Business Week, Business Wire, California Broker, Changing Times, Consumer Reports,  Consumer Digest, Crain's, Dow Jones
News Service, Economist,  Entrepreneur,  Entrepreneurial Woman, Financial Planning, Financial Services Week, Financial Times, Financial
World, Forbes,  Fortune,  Hartford Courant, Inc.,  Independent Business,  Institutional  Investor,  Insurance Forum, Insurance Advocate
Independent,  Insurance Review  Investor's,  Insurance  Times,  Insurance Week,  Insurance  Product News,  Insurance Sales,  Investment
Dealers  Digest,  Investment  Advisor,  Journal of Commerce,  Journal of  Accountancy,  Journal of the American  Society of CLU & ChFC,
Kiplinger's Personal Finance,  Knight-Ridder,  Life Association News, Life Insurance Selling,  Life Times, LIMRA's MarketFacts,  Lipper
Analytical Services, Inc., MarketFacts,  Medical Economics,  Money,  Morningstar,  Inc., Nation's Business,  National Underwriter,  New
Choices,  New England Business,  New York Times, Pension World,  Pensions & Investments,  Professional  Insurance Agents,  Professional
Agent,  Registered  Representative,  Reuter's,  Rough Notes, Round the Table,  Service,  Success,  The Standard,  The Boston Globe, The
Washington Post,  Tillinghast,  Time, U.S. News & World Report,  U.S. Banker,  United Press  International,  USA Today, Value Line, The
Wall Street Journal, Wiesenberger Investment and Working Woman.

         From  time to time the  Company  may  publish  the sales of shares of one or more of the Funds on a gross or net basis and for various periods of time, and compare such sales with sales similarly reported by other investment companies.

                                                       MANAGEMENT OF THE COMPANY

..........The following  table sets forth  information  concerning the officers and Directors of the Company,  including their addresses and principal business occupations for the last five years:

Independent Directors:

-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
                                                                                                                Number of
                                                                                                           Portfolios in Fund
                                           Length of Time                                                   Complex Overseen
Name, Age and Address                         Served(1)                                                       by Director*
                              Position                      Principal Occupation During Past 5 Years
-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
-------------------------- --------------- ---------------- ---------------------------------------------- --------------------

David E. A. Carson            Director     Director since   Director (January 2000 to May 2000)                    72
(68)                                         April, 1992    Chairman (January 1999 to December 1999)
People's Bank                                               Chairman   and   Chief   Executive    Officer
1 Financial Plaza,                                          (January 1998 to December 1998)
Second Floor                                                President,   Chairman  and  Chief   Executive
Hartford, Connecticut                                       Officer (1983 to December 1997)
06103                                                       People's Bank

-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
-------------------------------------------------------------------------------------------------------------------------------
Other  Directorships  Held: Mr. Carson has served as a Director of United  Illuminating  and UIL Holdings,  a utility company, since May 1993. He has also served as a Trustee of Mass Mutual  Institutional  Funds and Mass Mutual  Series  Funds,  a mutual fund company, since 1996.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
Julian A. Lerner              Director     Director since   Retired since 1995                                     72
(78)                                       November, 1996   Senior Vice President and Portfolio Manager
12850 Spurling Road                                         (1986 to 1995)
Suite 208                                                   AIM Charter Fund and AIM Summit Fund
Dallas, Texas 75230

-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
-------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held:  Mr. Lerner served a Director of the Idex Funds, a mutual fund company, from March 1996 until
December 1999.  He served as a Director of Atlas Assets Inc., a mutual fund company, from November 1997 until March 1999.  He also served as a Trustee of Atlas Insurance Company Trust, a mutual fund company, from November 1997 until March 1999.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
Thomas M. O'Brien             Director     Director since   President and Chief Executive Officer                  72
(52)                                         April, 1992    May 2000 to present
Atlantic Bank of New York                                   Atlantic Bank of New York
960    Avenue    of   the
Americas                                                    Vice Chairman
New York, NY 10001                                          January 1997 to April 2000
                                                            North Fork Bank

                                                            President and Chief Executive Officer:
                                                            December 1984 to December 1996
                                                            North Side Savings Bank

-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
-------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held:  Mr. O'Brien served as a Director of North Fork Bank, a bank, from December 1996 until May 2000.
He has also served as a Director of Atlantic Bank of New York, a bank, since May 2000.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
John A. Pileski               Director     Director since   Retired since June 2000                                72
(63)                                       February, 2001
43 Quaquanantuck Lane                                       Tax Partner
Quogue, NY 11959                                            (July 1974 to June 2000)
                                                            KPMG, LLP

-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
-------------------------------------------------------------------------------------------------------------------------------
Other  Directorships  Held: Mr.  Pileski has served as a Director of New York  Community  Bank since April,  2001. He has also served as a Director of Queens Museum of Art since January 1997 and as a Director of Surf Club of Quogue, Inc. since May 1980.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
F. Don Schwartz               Director     Director since   Management Consultant                                  72
(67)                                         April, 1992    (April 1985 to present)
6 Sugan Close Drive
New Hope, PA 18938

-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
-------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held:  None
-------------------------------------------------------------------------------------------------------------------------------

Interested Directors and Company Officers:

-------------------------- --------------- --------------- -------------------------- ----------------------------------------

                                                           Number of Portfolios in
                                             Length of     Fund Complex Overseen by
                                           Time Served(1)  Director*
Name, Age and Address         Position                                                       Other Directorships Held
-------------------------- --------------- --------------- -------------------------- ----------------------------------------
-------------------------- --------------- --------------- -------------------------- ----------------------------------------
John Birch                 Vice President  Vice                       N/A                              None
(52)                                       President
                                           since    April
                                           1998
-------------------------- --------------- --------------- -------------------------- ----------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Principal  Occupation  During Past 5 Years:  Mr. Birch has served as Senior Vice  President  and Chief  Operating  Officer of
American Skandia Investment Services,  Incorporated  ("ASISI") since December 1997. He served as Executive Vice President and
Chief Operating Officer of International Fund Administration from August 1996 until October 1997.
------------------------------------------------------------------------------------------------------------------------------
-------------------------- --------------- --------------- -------------------------- ----------------------------------------
Richard G. Davy, Jr.       Treasurer       Treasurer
(54)                                       since    March             N/A                              None
                                           1995
-------------------------- --------------- --------------- -------------------------- ----------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Principal  Occupation  During Past 5 Years:  Mr. Davy has served as Vice  President of ASISI since June 1997.  Prior to that, he served as Controller of ASISI from September 1994 until June 1997.
------------------------------------------------------------------------------------------------------------------------------
-------------------------- --------------- --------------- -------------------------- ----------------------------------------
Wade A. Dokken**           President       President                                       Director of American Skandia,
(42)                       (Chief          since    June,             N/A                      Incorporated ("ASI")
                           Executive       2001
                           Officer)   and  Director
                           Director        since   March,
                                           2002
-------------------------- --------------- --------------- -------------------------- ----------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Principal  Occupation  During Past 5 Years:  Mr. Dokken has served as President and Chief Executive  Officer of ASI since May
2000. He served as Executive Vice President and Chief  Operating  Officer of ASI from December 1999 until May 2000.  Prior to that, he served as Deputy Chief  Executive  Officer of ASI from December 1997 to December  1999.  Prior to that, he served as
Executive Vice President and Chief Marketing Officer of ASI from March 1995 until December 1997.
------------------------------------------------------------------------------------------------------------------------------
-------------------------- --------------- --------------- -------------------------- ----------------------------------------
J. David Greenwald         Assistant       Assistant
(45)                       Treasurer       Treasurer
                                           since    April             N/A                              None
                                           2001
-------------------------- --------------- --------------- -------------------------- ----------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Principal  Occupation  During Past 5 Years:  Mr.  Greenwald  has served as Director of Mutual Fund  Operations of ASISI since
July 2002.  Prior to that, he was Mutual Funds Operations Officer from January 1998 until June 2002.
------------------------------------------------------------------------------------------------------------------------------
-------------------------- --------------- --------------- -------------------------- ----------------------------------------
Edward P. Macdonald        Secretary    &  Secretary
(35)                       Anti-Money      since                      N/A                              None
                           Laundering      November
                           Officer         2000;
                                           Anti-Money
                                           Laundering
                                           Officer  since
                                           September 2002
-------------------------- --------------- --------------- -------------------------- ----------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Principal  Occupation  During Past 5 Years:  Mr.  Macdonald has served as Chief  Counsel,  Investment  Management  since July
2002.  From  September 2000 until July 2002 he served as Senior  Counsel,  Securities of ASI. From December 1999 until August
2000 he served as Counsel of ASI. From April 1999 until  December 1999 he served as Senior  Associate  Counsel of ASI.  Prior to that, he was Branch Chief,  Senior Counsel and Attorney at the U.S.  Securities and Exchange  Commission from October 1994 to April 1999.
------------------------------------------------------------------------------------------------------------------------------
-------------------------- --------------- --------------- -------------------------- ----------------------------------------
Susann A. Palumbo          Assistant       Assistant
(30)                       Secretary       Secretary
                                           since    April             N/A                              None
                                           1997
-------------------------- --------------- --------------- -------------------------- ----------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Principal Occupation During Past 5 Years:  Ms. Palumbo has served as a Paralegal of ASI since September 1996.
------------------------------------------------------------------------------------------------------------------------------
-------------------------- --------------- --------------- -------------------------- ----------------------------------------
Scott H. Rhodes            Assistant       Assistant
(44)                       Treasurer       Treasurer
                                           since    April             N/A                              None
                                           2001
-------------------------- --------------- --------------- -------------------------- ----------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Principal Occupation During Past 5 Years:  Mr. Rhodes has served as Mutual Fund Controller of ASISI since January 1998.
------------------------------------------------------------------------------------------------------------------------------

* The  Directors  are  responsible  for  overseeing  all 31 Funds  included in the Company,  as well as the 41  Portfolios  included in
American Skandia Trust, both of which are investment companies managed by the Investment Manager.
**  Indicates a Director  of the Company who is an  "interested  person"  within the meaning set forth in the 1940 Act.  Mr.  Dokken is deemed "interested" by virtue of his serving as an officer of the Investment Manager.

(1) All of the officers and Directors of the Company listed above serve in similar  capacities for American Skandia Trust,  which is an also investment company managed by the Investment Manager.

(2) Unless  otherwise  indicated,  each officer and Director listed above has held his/her  principal  occupation for at least the last five years.  In addition to the principal  occupations  noted above,  the following  officers and  Interested  Directors of the Company hold various positions with American Skandia Investment  Services,  Incorporated  ("ASISI"),  the Company's Investment Manager, and its
affiliates,  including American Skandia Advisory  Services,  Inc.  ("ASASI"),  American Skandia Life Assurance  Corporation  ("ASLAC"),
American Skandia Fund Services, Inc. ("ASFS") American Skandia Marketing,  Incorporated ("ASM"),  American Skandia Information Services
and Technology  Corporation  ("ASIST") or American Skandia,  Incorporated  ("ASI"):  Mr. Birch also serves as Senior Vice President and
Chief  Operating  Officer of ASISI and as a Senior Vice President of ASI. Mr. Dokken also serves as Chief  Executive  Officer of ASISI,
President and Chief  Executive  Officer of ASASI,  ASLAC,  ASFS,  ASI and ASIST and as a Director of ASI. Mr.  Macdonald also serves as
Chief Counsel, Investment Management of ASISI and ASASI.

         The  overall  management  of the  business  and affairs of the  Company is vested  with the Board of  Directors.  The Board of
Directors  approves  all  significant  agreements  between the Company and persons or  companies  furnishing  services to the  Company, including the Company's agreements with the Investment Manager,  Administrator,  Custodian and Transfer and Shareholder Servicing Agent
and the  agreements  between the Investment  Manager and each  Sub-advisor.  The day-to-day  operations of the Company are delegated to the Company's  officers subject always to the investment  objectives and policies of the Company and to the general  supervision of the
Board of Directors.  Each Director will serve until that person's successor is elected and qualified.

         Nominating  and  Governance  Committee.  The  Nominating  and Governance  Committee  shall make  nominations  for  Independent
Director  membership on the Board of Directors.  The members of the  Nominating and  Governance  Committee  include David E. A. Carson,
Julian A. Lerner  (Chairman),  Thomas M. O'Brien,  John A. Pileski and F. Don Schwartz.  In 2002,  the Committee met on April 10, 2002.
The Committee currently does not consider nominees recommended by security holders.

         Audit  Committee.  The Audit  Committee  shall  recommend  to the full Board the  engagement  or  discharge  of the  Company's independent  accountants;  directing  investigations into matters within the scope of the independent  accountants'  duties,  reviewing with the independent  accountants the audit plan and results of the audit,  approving professional services provided by the independent accountants  prior to the performance of such services,  reviewing the independence of the independent  accountants and considering the range of audit and  non-audit  fees.  The members of the Audit  Committee  include  Thomas M. O'Brien  (Chairman),  David E. A. Carson,
Julian A. Lerner,  John A. Pileski and F. Don Schwartz.  In 2002, the Audit Committee met on April 10, 2002,  June 25, 2002,  September
10, 2002 and December 3, 2002.

The dollar range of equity  securities  beneficially  owned by the Directors of the Company as of the year ended  December 31, 2002 are listed below:

Independent Directors:

----------------------- -------------------------------------------------------------------------- ---------------------------
                                                                                                   Aggregate Dollar Range of
                                                                                                    Equity Securities in All
                                                                                                     Funds Overseen by the
                                                                                                   Directors in the American
                                                                                                        Skandia Complex
                                                 Dollar Range of Equity
   Name of Director                              Securities in each Fund
----------------------- -------------------------------------------------------------------------- ---------------------------
  David E. A. Carson    ASAF American Century  International  Growth:  ($1 - $10,000);  ASAF PBHG      $10,001 - $50,000
                        Small-Cap Growth Fund: ($1 - $10,000);  ASAF Marsico Capital Growth Fund:
                        ($1-$10,000);   ASAF  Goldman  Sachs  Concentrated  Growth  Fund:  ($1  -
                        $10,000); ASAF William Blair International Growth Fund: ($1 - $10,000)

----------------------- -------------------------------------------------------------------------- ---------------------------
----------------------- -------------------------------------------------------------------------- ---------------------------
Julian A. Lerner        ASAF DeAM International  Equity Fund: ($1 - $10,000);  ASAF William Blair        Over $100,000
                        International  Growth Fund: ($1 - $10,000);  ASAF PBHG  Small-Cap  Growth
                        Fund: ($1 - $10,000);  ASAF DeAM  Small-Cap  Growth Fund: ($1 - $10,000);
                        ASAF Gabelli  Small-Cap  Value Fund:  ($1 - $10,000);  ASAF Goldman Sachs
                        Mid-Cap  Growth  Fund:  ($1 - $10,000);  ASAF  Neuberger  Berman  Mid-Cap
                        Growth Fund: ($1 - $10,000);  ASAF  Neuberger  Berman Mid-Cap Value Fund:
                        ($1 - $10,000);  ASAF Alger  All-Cap  Growth Fund:  ($1 - $10,000);  ASAF
                        Gabelli All-Cap Value Fund: ($1 - $10,000);  ASAF INVESCO Health Sciences
                        Fund: ($1 - $10,000);  ASAF Alliance  Growth Fund:  ($1 - $10,000);  ASAF
                        Marsico  Capital  Growth  Fund:  ($1  -  $10,000);   ASAF  Goldman  Sachs
                        Concentrated Growth Fund: ($1 - $10,000);  ASAF T. Rowe Price Tax Managed
                        Fund: ($1 - $10,000); ASAF Alliance/Bernstein  Growth + Value Fund: ($1 -
                        $10,000);  ASAF Sanford  Bernstein Core Value Fund: ($1 - $10,000);  ASAF
                        Sanford Bernstein Managed Index 500 Fund: (over $100,000);  ASAF Alliance
                        Growth & Income Fund:  ($1 - $10,000);  ASAF MFS Growth with Income Fund:
                        ($1 - $10,000);  ASAF INVESCO  Capital Income Fund: ($1 - $10,000);  ASAF
                        American Century Strategic Balanced Fund: ($1 - $10,000);  ASAF Federated
                        High Yield Bond Fund: ($1 - $10,000);  ASAF PIMCO Total Return Bond Fund:
                        ($1 - $10,000); ASAF Money Market Fund: ($1 - $10,000)

----------------------- -------------------------------------------------------------------------- ---------------------------
----------------------- -------------------------------------------------------------------------- ---------------------------
  Thomas M. O'Brien     ASAF Alliance Growth and Income Fund: ($50,001 - $100,000);  ASAF Marsico        Over $100,000
                        Capital  Growth Fund:  ($10,001 - $50,000);  ASAF Sanford  Bernstein Core
                        Value  Fund:  ($50,001 -  $100,000);  ASAF  Gabelli  All-Cap  Value Fund:
                        ($50,001  -  $100,000);   ASAF  PIMCO  Total  Return  Bond  Fund:   (over
                        $100,000); ASAF Money Market Fund: (over $100,000)
----------------------- -------------------------------------------------------------------------- ---------------------------
----------------------- -------------------------------------------------------------------------- ---------------------------
   John A. Pileski      ASAF Marsico Capital Growth Fund:  ($10,001 - $50,000);  ASAF PIMCO Total      $10,001 - $50,000
                        Return Bond Fund ($10,001 - $50,000)

----------------------- -------------------------------------------------------------------------- ---------------------------
----------------------- -------------------------------------------------------------------------- ---------------------------
   F. Don Schwartz      ASAF Marsico Capital Growth Fund (over $100,000);                                Over $100,000
                        ASAF Goldman Sachs Concentrated Growth Fund ($1 - $10,000)

----------------------- -------------------------------------------------------------------------- ---------------------------

Interested Director:

----------------------- -------------------------------------------------------------------------- ---------------------------
                                                                                                   Aggregate Dollar Range of
                                                                                                    Equity Securities in All
                                                                                                     Funds Overseen by the
                                                                                                   Directors in the American
                                                                                                        Skandia Complex
                                                 Dollar Range of Equity
   Name of Director                              Securities in each Fund

----------------------- -------------------------------------------------------------------------- ---------------------------
----------------------- -------------------------------------------------------------------------- ---------------------------
    Wade A. Dokken      ASAF DeAM  International  Equity  Fund:  ($1 -  $10,000);  ASAF  American         $1 - $10,000
                        Century  International  Growth Fund: ($1 - $10,000);  ASAF PBHG Small-Cap
                        Growth Fund:  ($1 - $10,000);  ASAF Gabelli  Small-Cap  Value Fund: ($1 -
                        $10,000);  ASAF Janus Capital Growth Fund:  ($1 - $10,000);  ASAF INVESCO
                        Capital  Income Fund:  ($1 - $10,000);  ASAF American  Century  Strategic
                        Balanced Fund: ($1 - $10,000);  ASAF Federated High Yield Bond Fund ($1 -
                        $10,000);  ASAF PIMCO Total  Return Bond Fund:  ($1 - $10,000):  and ASAF
                        Money Market Fund: ($1 - $10,000).

----------------------- -------------------------------------------------------------------------- ---------------------------

         During the past fiscal year,  the  Directors  considered  and approved  each Fund's  investment  management  and  sub-advisory agreement  with ASISI and its  Sub-advisors,  individually.  In  connection  with these  reviews,  the  Directors,  with the advice and assistance of independent  counsel and counsel to the  Portfolios,  received and  considered  information  and reports  relating to the nature,  quality and scope of the services  provided to the Portfolios by ASISI and its affiliates,  as well as each  Sub-advisor.  The
Directors,  in each case,  considered  the level of and the  reasonableness  of the fees  charged  for these  services,  together  with comparative  aggregate  investment  management fee and expense  information  showing,  among other things,  the fees paid for advisory, administrative,  transfer  agency,  and  shareholder  services and the total expense ratio of each Fund of the Company  relative to its peer group of mutual funds.

In addition, the Directors considered, among other factors:

o        the effect of the  investment  advisory fee and  portfolio  administration  fee structure on the expense ratio of each Fund of the Company;

o        the effect of the  investment  advisory fee and portfolio  administration  fee structure on the nature or level of services to be provided to each Fund of the Company;

o        the investment performance of each Fund of the Company;

o        information  on the  investment  performance,  advisory  fees,  administration  fees and  expense  ratios of other  investment companies managed by ASISI;

o        information  on the  investment  performance,  advisory  fees,  administration  fees and  expense  ratios of other  investment companies not advised by ASISI or the Sub-advisors but believed to be generally  comparable in its investment  objectives and size to each Fund of the Company; and

o        the continuing need of ASISI and each  Sub-advisor to retain and attract  qualified  investment and service  professionals  to serve the Company and each Fund in an increasingly competitive industry.

         The Directors also  considered  financial  information  about ASISI's costs, an analysis of historical  profitability  of each
Fund,  and the importance of supporting  quality,  long-term  service by ASISI and the  Sub-advisors  to help achieve solid  investment performance.

         Based on all the  factors  described  above  and such  other  considerations  and  information  as it deemed  relevant  to its decision,  the  Directors  determined  that the approval of each  investment  management  and  sub-advisory  agreement  was in the best interests of each Fund and its shareholders and on that basis approved these agreements.

         The Directors and officers of the Company who are affiliates of the Investment  Manager do not receive  compensation  directly from the Company for serving in such  capacities.  However,  those  officers and Directors of the Company who are  affiliated  with the
Investment Manager may receive remuneration  indirectly,  as the Investment Manager will receive fees from the Company for the services it provides.  Each of the other  Directors  receives  annual and per meeting fees paid by the Company plus expenses for each meeting of the Board and of  shareholders  which he  attends.  Compensation  received  during the fiscal  period  ended  October  31,  2002 by the
Directors who are not affiliates of the Investment Manager was as follows:

                                                                                      Total Compensation from Registrant and
Name of Director                            ---------------------------------------                Fund Complex
                                                  Aggregate Compensation from                  Paid to Director (1)
                                                          Registrant
-------------------------------------------                                          -----------------------------------------

David E. A. Carson                                          $96,175                                  $138,525
Julian A. Lerner                                            $94,475                                  $136,125
Wade A. Dokken                                                $0                                        $0
Thomas M. O'Brien                                         $93,075 (2)                              $136,725 (2)
John A Pileski                                                      $94,975                                 $137,325
F. Don Schwartz                                           $94,475(3)                               $136,825(3)
(1)      As of the date of this  Statement,  the "Fund  Complex"  consisted  of the  Company and  American  Skandia  Trust  ("AST") and
     American Skandia Master Trust ("ASMT").  Prior to September 28, 2002, ASMT served as the master trust in the former  master/feeder fund  structure.  A portion of the  compensation  paid to the Directors  from the  Registrant  reflects  compensation  paid to the
     Trustees of ASMT by ASMT prior to the feeder funds withdrawing all of its assets from the corresponding Portfolios of ASMT.
(2)  Mr. O'Brien  deferred  payment of this  compensation.  The total value of all deferred  compensation,  as of October 31, 2002, was
     $212,315 from the Registrant and $357,484 from the Registrant and Fund Complex.
(3)   Mr. Schwartz deferred payment of a portion of this compensation.  The total value of all deferred compensation, as of
        October 31, 2002, was $24,695 from the Registrant and $36,073 from the Registrant and Fund Complex.

         The Company does not offer pension or retirement benefits to its Directors.

         The  Company's  Articles  of  Incorporation  provides  that the  Directors,  officers  and  employees  of the  Company  may be indemnified by the Company to the fullest extent  permitted by federal and state law,  including  Maryland law. Neither the Articles of
Incorporation  nor the By-laws of the Company  authorize  the Company to  indemnify  any director or officer  against any  liability to which he or she would otherwise be subject by reason of or for willful  misfeasance,  bad faith, gross negligence or reckless disregard of such person's duties.

         Under the Maryland  General  Corporation  Law, a Director of the Company who is held liable for  assenting  to a  distribution made in violation of the Company's  Articles of Incorporation is entitled to contribution  from each shareholder of the Company for the amount the  shareholder  accepted  knowing the  distribution  was made in  violation  of those  provisions.  Absent such  knowledge,  a shareholder  will not be  obligated to the Company or its  creditors  in respect of shares held in the Company  except to the extent of any unpaid portion of the subscription price or purchase price for such shares.

         As of December 15, 2002,  the Directors and officers of the Company  owned,  in the  aggregate,  less than 1% of each class of the Company's shares.

Codes of Ethics.  The Company,  the Investment  Manager and the  Distributor  have adopted codes of ethics under rule 17j-1 of the 1940
Act. While these codes contain  provisions  reasonably  necessary to prevent  personnel  subject to the codes from engaging in unlawful conduct,  they do not  prohibit  investments  in  securities,  including  securities  that may be  purchased  or held by the  Funds and
Portfolios, by such personnel.

                                             INVESTMENT ADVISORY & ADMINISTRATION SERVICES

THE INVESTMENT MANAGER:

..........American Skandia Investment  Services,  Incorporated  ("ASISI," as previously defined) acts as investment manager to each Fund pursuant to separate investment management agreements with the Company (the "Management Agreements").

                  ASISI,  a Connecticut  corporation  organized in 1991,  is registered as an investment  adviser with the SEC and is a wholly-owned  subsidiary of American  Skandia,  Incorporated,  whose indirect  parent is Skandia  Insurance  Company Ltd.  ("Skandia").
Skandia is a Swedish company that owns,  directly or indirectly,  a number of insurance  companies in many  countries.  The predecessor to Skandia  commenced  operations in 1855. On December 19, 2002,  Skandia  Insurance  Company Ltd.  (publ),  the ultimate parent of the
ASISI, announced that it reached a definitive agreement with Prudential Financial,  Inc.  ("Prudential") to sell American Skandia, Inc.
and its  subsidiaries,  including ASISI.  Founded in 1875,  Prudential is a publicly held financial  services company primarily engaged in providing life insurance,  property and casualty  insurance,  mutual funds,  annuities,  pension and retirement related services and administration,  asset management,  securities brokerage,  banking and trust services,  real estate brokerage franchises and relocation services through its wholly-owned  subsidiaries.  As of September 30, 2002, Prudential  subsidiaries managed approximately $533 billion in assets.

         The  transaction,  anticipated to close during the 2nd quarter of 2003, is subject to the  satisfaction of a number of closing conditions,  including each Fund obtaining the approval of its Board of Directors and its  shareholders  with respect to new Management
Agreements and sub-advisory agreements.

         Prudential and American  Skandia do not  anticipate  that the portfolio  management or the  day-to-day  operation of the Funds will be adversely impacted as a result of the transaction.

         In addition to serving as investment  manager to the Company and the Trust,  ASISI currently serves as the investment  manager to American  Skandia Trust,  an open-end  management  investment  company whose shares are made  available to life insurance  companies writing  variable  annuity  contracts  and variable  life  insurance  policies.  Shares of American  Skandia  Trust also may be offered directly to  qualified  pension and  retirement  plans.  For a list of those  officers  and  Directors of the Company who also serve in similar capacities for the Investment Manager, see this SAI under "Management of the Company."

..........The Management  Agreements  provide,  in substance,  that the Investment Manager will furnish each Fund with investment advice and investment  management and  administrative  services subject to the supervision of the Directors of the Company,  where applicable, and in conformity with the stated  investment  objective,  policies and limitations of the applicable  Fund. The Investment  Manager is responsible  for  providing,  at its expense,  such personnel as is required by each Fund for the proper conduct of its affairs and may engage a  sub-advisor  to conduct  the  investment  program of the Fund  pursuant to the  Investment  Manager's  obligations  under the
Management  Agreements.  The Investment  Manager,  not the Funds is responsible for the expenses of conducting the investment  programs of the Funds.

..........The Management  Agreements  provide further that neither the Investment  Manager nor its personnel shall be liable for any act or omission in the course of, or connected with,  rendering  services under the agreements,  or for any losses that may be sustained in the purchase,  holding or sale of any security on behalf of the Funds,  except for willful  misfeasance,  bad faith or gross negligence in the  performance  of its or their  duties or by reason of  reckless  disregard  of its or their  obligations  and  duties  under the agreements.  The Management Agreements also permit the Investment Manager to render services to others.

..........Under the terms of the  Management  Agreements,  each Fund has  agreed to pay ASISI an  investment  management  fee,  which is accrued  daily and paid  monthly,  equal on an annual basis to a stated  percentage  of the  respective  Fund's  average daily NAV. The
Investment  Manager,  not any Fund, is responsible for the payment of the sub-advisory  fees to the  Sub-advisors.  For a discussion of the fees payable to the Investment Manager and the Sub-advisors,  as well as any applicable voluntary fee waiver arrangements,  see the
Company's Prospectus under "Expense Information" and "Management of the Funds."

..........Investment  Management  Fees.  ASISI  receives a monthly fee from each Fund for the  performance  of its services.  ASISI pays each  Sub-advisor  a portion of such fee for the  performance  of the  sub-advisory  services at no additional  cost to any Fund.  Each
Fund's  investment  management  fee is accrued daily for the purposes of determining  the offering and  redemption  price of the Fund's shares.  The fees payable to ASISI, based on a stated percentage of the Fund's average daily net assets, are as follows:

Fund:                                                                                   Annual Rate:
----                                                                                    -----------

ASAF Strong International Equity Fund:                                                       1.10%

ASAF William Blair International Growth Fund:                                                1.00%

ASAF American Century International Growth Fund:                                             1.00%

ASAF DeAM International Equity Fund:                                                                     1.10%

ASAF PBHG Small-Cap Growth Fund:                                                             0.90%

ASAF DeAM Small-Cap Growth Fund:                                                             0.95%

ASAF Gabelli Small-Cap Value Fund:                                                           1.00%

ASAF Goldman Sachs Mid-Cap Growth Fund:                                                      1.00%

ASAF Neuberger Berman Mid-Cap Growth Fund:                                                   0.90%

ASAF Neuberger Berman Mid-Cap Value Fund:                                                    0.90%

ASAF Alger All-Cap Growth Fund:                                                              0.95%

ASAF Gabelli All-Cap Value Fund:                                                             0.95%

ASAF INVESCO Technology Fund:                                                                1.00%

ASAF INVESCO Health Sciences Fund:                                                           1.00%

ASAF ProFund Managed OTC Fund:                                                               0.85%

ASAF Alliance Growth Fund:                                                       .90% of the first $1 billion;
                                                                            plus .85% of the amount over $1 billion

ASAF Marsico Capital Growth Fund:                                                            1.00%

ASAF Goldman Sachs Concentrated Growth Fund:                                                 1.00%

ASAF DeAM Large-Cap Growth Fund:                                                             0.90%

ASAF T. Rowe Price Tax Managed Fund                                                          0.95%

ASAF Alliance/Bernstein Growth + Value Fund:                                                 1.00%

ASAF Sanford Bernstein Core Value Fund:                                                      0.85%

ASAF DeAM Large-Cap Value Fund:                                                              0.90%

ASAF Sanford Bernstein Managed Index 500 Fund:                                               0.80%

ASAF Alliance Growth and Income Fund:                                                        1.00%

ASAF MFS Growth with Income Fund:                                                            1.00%

ASAF INVESCO Capital Income Fund:                                                            0.75%

ASAF American Century Strategic Balanced Fund:                                               0.90%

ASAF Federated High Yield Bond Fund:                                                         0.70%

ASAF PIMCO Total Return Bond Fund:                                                           0.65%

ASAF Money Market Fund:                                                                      0.50%

         Investment  Management  Fee Waivers.  The Investment  Manager may from time to time agree to  voluntarily  waive or reduce its fees,  while  retaining  their ability to be reimbursed for such fees prior to the end of each fiscal year.  Such voluntary fee waivers or reductions may be rescinded at any time and without notice to investors.

         The  Investment  Manager has  voluntarily  agreed to waive  portions of its  investment  management  fees equal to .05% of the average daily net assets less than $1 billion of the ASAF William  Blair Growth Fund;  .20% of the average daily net assets of the ASAF
Alliance  Growth and Income Fund;  .10% of the average  daily net assets of the ASAF DeAM  Small-Cap  Growth Fund;  .10% of the average daily net assets of the ASAF DeAM Large-Cap  Growth Fund;  .10% of the average daily net assets of the ASAF DeAM Large-Cap  Value Fund;
..20% of the average  daily net assets of the ASAF DeAM  International  Equity Fund;  .07% of the average  daily net assets less than $1 billion of the ASAF Goldman  Sachs  Concentrated  Growth Fund and .10% of the average daily net assets less than $1 billion of the ASAF
Goldman Sachs Mid-Cap Growth Fund.

         The  investment  management  fee paid for each of the past three fiscal years by each Fund that was publicly  offered prior to
October 31, 2002 was as follows:

                                                                  Year ended             Year ended           Year ended
                                                                  -----------            ----------           ----------
Name of Fund                                                    October 31, 2000      October 31, 2001      October 31, 2002
------------                                                    ----------------      ----------------      ----------------

                       ASAF Strong International Equity Fund       $223,654               $592,695             $543,219

                ASAF William Blair International Growth Fund       $6,105,013             $3,841,986           $2,161,604

             ASAF American Century International Growth Fund       $705,166               $900,282             $651,116

                         ASAF DeAM International Equity Fund       $1,177,780             $1,166,384           $702,879

                             ASAF PBHG Small-Cap Growth Fund       $4,168,595             $2,023,697           $1,391,312

                             ASAF DeAM Small-Cap Growth Fund       $259,747               $560,468             $450,200

                           ASAF Gabelli Small-Cap Value Fund       $784,316               $1,421,911           $1,976,197

                      ASAF Goldman Sachs Mid-Cap Growth Fund       $10,971                $236,388             $209,909

                   ASAF Neuberger Berman Mid-Cap Growth Fund       $2,061,698             $2,626,546           $1,856,072

                    ASAF Neuberger Berman Mid-Cap Value Fund       $633,211               $1,590,795           $1,980,922

                              ASAF Alger All-Cap Growth Fund       $8,469                 $277,550             $316,069

                             ASAF Gabelli All-Cap Value Fund       $4,292                 $437,638             $759,977

                                ASAF INVESCO Technology Fund       $15,080                $312,651             $258,838

                           ASAF INVESCO Health Sciences Fund       $0                     $40,494              $174,080

                               ASAF ProFund Managed OTC Fund       $14,399                $258,985             $272,632

                                   ASAF Alliance Growth Fund       $1,081,854             $1,268,361           $1,030,298

                            ASAF Marsico Capital Growth Fund       $9,735,124             $8,799,262           $6,891,761

                 ASAF Goldman Sachs Concentrated Growth Fund       $22,207,185            $15,837,193          $8,464,301

                             ASAF DeAM Large-Cap Growth Fund       $0                     $0                   $1,327

                         ASAF T. Rowe Price Tax Managed Fund       $0                     $9,994               $49,389

                 ASAF Alliance/Bernstein Growth + Value Fund       $0                     $31,559              $127,036

                      ASAF Sanford Bernstein Core Value Fund       $0                     $27,107              $162,969

                                ASAF  DeAM  Large-Cap  Value       $0                     $0                   $2,219
Fund

               ASAF Sanford Bernstein Managed Index 500 Fund       $22,338                $799,176             $1,087,205

                        ASAF Alliance Growth and Income Fund       $1,562,440             $2,333,727           $2,495,894

                            ASAF MFS Growth with Income Fund       $155,330               $426,192             $456,532

                            ASAF INVESCO Capital Income Fund       $1,997,466             $2,613,726           $2,018,744

               ASAF American Century Strategic Balanced Fund       $1,473,047             $1,690,530           $1,479,890

                         ASAF Federated High Yield Bond Fund       $875,594               $936,997             $1,029,558

                           ASAF PIMCO Total Return Bond Fund       $1,190,054             $2,094,849           $2,947,082

                                      ASAF Money Market Fund       $1,217,863             $2,164,909           $1,752,856

         The ASAF DeAM  International  Equity Fund, ASAF American Century  International  Growth Fund, ASAF PBHG Small-Cap Growth Fund,
ASAF Gabelli  Small-Cap  Value Fund,  ASAF Goldman Sachs  Concentrated  Growth Fund,  ASAF INVESCO  Capital Income Fund,  ASAF American
Century  Strategic  Balanced Fund,  ASAF  Federated High Yield Bond Fund,  ASAF PIMCO Total Return Bond Fund and ASAF Money Market Fund
commenced  operations  on July 28,  1997.  The ASAF William  Blair  International  Growth Fund,  ASAF  Alliance  Growth Fund,  and ASAF
Alliance  Growth and Income Fund  commenced  operations  on January 2, 1998.  The ASAF  Neuberger  Berman  Mid-Cap  Growth  Fund,  ASAF
Neuberger  Berman  Mid-Cap Value Fund, and ASAF Marsico  Capital  Growth Fund commenced  operations on August 19, 1998. The ASAF Strong
International  Equity  Fund,  the ASAF  Sanford  Bernstein  Managed  Index 500 Fund,  and ASAF MFS Growth with  Income  Fund  commenced operations on November 1, 1999.  The ASAF DeAM  Small-Cap  Growth Fund  commenced  operations on March 1, 2000.  The ASAF Goldman Sachs
Mid-Cap Growth Fund,  ASAF Alger All-Cap Growth Fund,  ASAF Gabelli  All-Cap Value Fund,  ASAF INVESCO  Technology  Fund,  ASAF ProFund
Managed OTC Fund  commenced  operations on September 11, 2000. The ASAF INVESCO  Health  Sciences Fund,  ASAF T. Rowe Price Tax Managed
Fund, ASAF  Alliance/Bernstein  Growth + Value Fund and ASAF Sanford  Bernstein Core Value Fund commenced  operations on March 1, 2001.
The ASAF DeAM Large-Cap  Growth Fund and the ASAF DeAM Large-Cap  Value Fund commenced  operations on May 1, 2002. As discussed in this
SAI under "Fund Expenses" and in the Company's  Prospectus under "Expense  Information," the Investment  Manager has voluntarily agreed to reimburse  the other  expenses of each Fund so that each Fund's total  expenses do not exceed  specified  levels.  During the fiscal period, the amounts of these reimbursements exceeded the investment management fees included in the above table.

         Each  Management  Agreement will continue in effect from year to year,  provided it is approved at least annually by a vote of the majority of the  Directors,  who are not parties to the  agreement  or  interested  persons of any such party,  cast in person at a meeting  specifically  called for the purpose of voting on such approval.  Each Management  Agreement may be terminated without penalty on 60 days' written notice by vote of a majority of the Directors or Trustees,  where applicable,  or by the Investment  Manager, or by holders of a majority of the applicable Fund's outstanding  shares,  and will automatically  terminate in the event of its "assignment"
(as that term is defined in the 1940 Act).

THE SUB-ADVISORS:

         ASISI  currently  engages the  following  Sub-advisors  to conduct the  investment  programs of each Fund pursuant to separate sub-advisory agreements with the Investment Manager (the "Sub-Advisory  Agreements"):  (a) Strong Capital Management, Inc. for the ASAF
Strong  International  Equity Fund  (formerly,  ASAF AIM  International  Equity Fund);  (b) William  Blair & Company,  LLC for the ASAF
William Blair International  Growth Fund (formerly,  the ASAF William Blair International Growth Fund); (c) American Century Investment
Management,  Inc. for the ASAF American Century  International  Growth Fund and the ASAF American Century Strategic  Balanced Fund, (d)
Deutsche Asset Management,  Inc. for the ASAF DeAM International  Equity Fund (formerly,  Founders  International Small  Capitalization
Fund),  ASAF DeAM Small-Cap Growth Fund (formerly,  ASAF Scudder  Small-Cap Growth Fund);  ASAF DeAM Large-Cap Growth Fund and the ASAF
DeAM Large-Cap Value Fund; (e) Pilgrim Baxter & Associates,  Ltd. for the ASAF PBHG Small-Cap  Growth Fund; (f) GAMCO  Investors,  Inc.
for the ASAF Gabelli  Small-Cap  Value Fund and the ASAF Gabelli  All-Cap Value Fund;  (g) Goldman Sachs Asset  Management for the ASAF
Goldman Sachs Mid-Cap Growth Fund  (formerly,  the ASAF Goldman Sachs Mid-Cap Growth Fund) and ASAF Goldman Sachs  Concentrated  Growth
Fund (formerly,  the ASAF Goldman Sachs  Concentrated  Growth Fund); (h) Neuberger Berman Management Inc. for the ASAF Neuberger Berman
Mid-Cap  Growth Fund and the ASAF  Neuberger  Berman  Mid-Cap Value Fund;  (i) Fred Alger  Management,  Inc. for the ASAF Alger All-Cap
Growth Fund; (j) INVESCO Funds Group,  Inc. for the ASAF INVESCO  Technology  Fund, the ASAF INVESCO Health  Sciences Fund and the ASAF
INVESCO Capital Income Fund; (k) ProFund Advisors LLC for the ASAF ProFund Managed OTC Fund; (l) Alliance  Capital  Management L.P. for
the ASAF Alliance Growth Fund, for the growth portion of the ASAF  Alliance/Bernstein  Growth + Value Fund and the ASAF Alliance Growth
and Income Fund; (m) Marsico Capital Management,  LLC for the ASAF Marsico Capital Growth Fund; T. Rowe Price Associates,  Inc. for the
ASAF T. Rowe Price Tax Managed Fund;  (n) Sanford C. Bernstein & Co., LLC for the value portion of the ASAF  Alliance/Bernstein  Growth
+ Value Fund and the ASAF Sanford  Bernstein Core Value Fund and the ASAF Sanford  Bernstein  Managed Index 500 Fund; (o) Massachusetts
Financial  Services Company for the ASAF MFS Growth with Income Fund; (p) Federated  Investment  Counseling for the ASAF Federated High
Yield Bond Fund;  (q)  Pacific  Investment  Management  Company  LLC for the ASAF  PIMCO  Total  Return  Bond Fund;  (r) Wells  Capital
Management Incorporated for the ASAF Money Market Fund.

         The Sub-Advisory  Agreements  provide that the Sub-advisors will formulate and implement a continuous  investment  program for each Fund in accordance with the Fund's investment  objective,  policies and limitations and any investment  guidelines  established by the Investment  Manager.  Each Sub-advisor  will,  subject to the supervision and control of the Investment  Manager,  determine in its discretion  which issuers and securities  will be purchased,  held,  sold or exchanged by the Fund, and will place orders with and give instructions  to brokers  and  dealers to cause the  execution  of such  transactions.  The  Sub-advisors  are  required to furnish the
Investment  Manager with periodic  reports  concerning the  transactions  and performance of the Fund. Each  Sub-advisor is required to furnish at its own expense all investment  facilities  necessary to perform its obligations under the Sub-Advisory  Agreement.  Nothing in the  Sub-advisory  Agreements  prevents the Investment  Manager from engaging other  sub-advisors to provide  investment  advice and other services to a Fund, or from providing such services itself.

         Corporate Structure.  Several of the Sub-advisors are controlled by other parties as noted below:

         Deutsche Asset Management, Inc. (DAMI") is a wholly owned indirect subsidiary of Deutsche Bank A.G.

         Pilgrim  Baxter & Associates,  Ltd. is an indirect,  wholly-owned  subsidiary of Old Mutual plc, a London based  international financial services organization.

         American Century Companies, Inc. is the parent of American Century Investment Management, Inc.

         GAMCO Investors,  Inc. ("GAMCO") is a New York corporation  organized in 1999 as successor to the investment advisory business of a New  York  corporation  of the same  name  that was  organized  in 1978.  GAMCO is a  wholly-owned  subsidiary  of  Gabelli  Asset
Management  Inc.  ("GAMI"),  a publicly  held  company  listed on the New York Stock  Exchange.  Mr.  Mario J.  Gabelli may be deemed a
"controlling  person" of GAMCO on the basis of his  controlling  interest  in GAMI.  GAMCO has  several  affiliates  that also  provide investment advisory services.

         All of the voting stock of Neuberger  Berman  Management  Inc. is owned by Neuberger  Berman Inc., a publicly  traded  company listed on the NYSE.

         INVESCO is an indirect wholly owned subsidiary of AMVESCAP PLC, a publicly traded holding company.

         Alliance  Capital  Management  Corporation  ("ACMC"),  is an indirect  wholly-owned  subsidiary of AXA  Financial,  Inc. ("AXA
Financial"),  is the general partner of Alliance Capital  Management,  L.P.  ("Alliance  Capital").  As of December 31, 2002,  Alliance
Capital  Management  Holding L.P.  ("Alliance  Holding")  owned  approximately  54.6% of the outstanding  units of limited  partnership interest in Alliance Capital  ("Alliance  Units").  ACMC is the general partner of Alliance Holding,  whose equity interests are traded on the New York Stock  Exchange,  Inc.  ("NYSE")  in the form of units  ("Alliance  Holding  Units").  As of  December  31,  2002,  AXA
Financial,  together with certain of its  wholly-owned  subsidiaries,  including ACMC,  beneficially  owned  approximately  1.9% of the outstanding  Alliance Holding Units,  which together with the 54.6% stake in Alliance Units,  represents an approximate  55.7% economic interest in Alliance Capital.  AXA Financial, a Delaware corporation, is a wholly-owned subsidiary of AXA, a French company.

         Marsico Capital Management, LLC is a wholly owned indirect subsidiary of Bank of America Corporation.

         T. Rowe Price Associates,  Inc. is a wholly-owned  subsidiary of T. Rowe Price Group, Inc., a publicly-traded  holding company engaged in the financial services and investment management business.

         Sanford C. Bernstein & Co., LLC is an indirect wholly owned subsidiary of Alliance Capital Management L.P.

         Massachusetts  Financial Services Company is a subsidiary of Sun Life of Canada (US) Financial  Services Holdings,  Inc. which in turn is an indirect wholly owned subsidiary of Sun Life Services of Canada, Inc. (a diversified financial services organization).

         Federated Investment Counseling is a wholly owned subsidiary of Federated Investors.

         Pacific  Investment  Management  Company LLC  ("PIMCO"),  a Delaware  limited  liability  company,  is a subsidiary of Allianz
Dresdner  Asset  Management  of America L.P.,  formerly  PIMCO  Advisors L.P.  ("ADAM  LP")..  Allianz AG  ("Allianz")  is the indirect majority owner of ADAM LP.  Allianz is a  European-based,  multinational  insurance and financial  services  holding  company.  Pacific
Life Insurance Company holds an indirect minority interest in ADAM LP.

         Sub-Advisory  Fees.  ASISI pays each  Sub-advisor on a monthly basis for the  performance of  sub-advisory  services.  The fee payable to the Sub-advisors with respect to each Fund may differ,  reflecting,  among other things, the investment objective,  policies and limitations of each Fund and the nature of each  Sub-advisory  Agreement.  Each  Sub-advisor's fee is accrued daily for purposes of determining the amount payable by the Investment  Manager to the Sub-advisor.  The fees payable to the Sub-advisors,  based on a stated
percentage of the Fund's average daily net assets, are as follows:
         Strong  Capital  Management,  Inc.  for the ASAF Strong  International  Equity  Fund:  An annual  rate equal to the  following percentages  of the  combined  average  daily net assets of the Fund and the series of  American  Skandia  Trust that is managed by the
Sub-advisor  and  identified by the  Sub-advisor  and the Investment  Manager as being similar to the Fund:  .45% of the portion of the combined  average  daily net assets not in excess of $500  million;  plus .40% of the portion over of $500 million but not in excess of
$1 billion;  plus .35%of the portion in excess of $1 billion.  Prior to December 10,  2001,  the  Investment  Manager had engaged A I M
Capital  Management,  Inc. as Sub-advisor  for the Fund (formerly the ASAF AIM  International  Equity Fund) for an annual rate equal to the  following  percentages  of the combined  average  daily net assets of the Fund and the series of American  Skandia  Trust that was managed by the  Sub-advisor  and identified by the  Sub-advisor  and the Investment  Manager as being similar to the Fund:  .55% of the portion of the combined average daily net assets not in excess of $75 million; plus .45% of the portion in excess of $75 million.

         William  Blair & Company,  LLC for the ASAF William  Blair  International  Growth Fund:  An annual rate equal to the following percentages  of the  combined  average  daily net assets of the Fund and the series of  American  Skandia  Trust that is managed by the
Sub-advisor  and  identified by the  Sub-advisor  and the Investment  Manager as being similar to the Fund:  .30% of the portion of the combined  average  daily net assets not in excess of $500  million;  plus .25% of the portion over $500 million but not in excess of $1 billion;  plus .20% of the portion in excess of $1 billion.  Prior to November  11,  2002,  the  Investment  Manager has engaged  Janus
Capital  Management LLC as Sub-advisor for the Fund  (formerly,  the ASAF Janus Overseas Growth Fund) for an annual rate of .60% of the portion  of the  average  daily net assets of the Fund not in excess of $100  million;  when the  average  daily net assets of the Fund equal or exceed $100 million, the annual rate will be .50% of the entire average daily net assets of the Fund.

         American Century Investment  Management,  Inc. for the ASAF American Century  International  Growth Portfolio:  Because of the
large amount of assets being sub-advised for the Investment  Manager by American Century  Investment  Management,  Inc., the Investment
Manager was able to  negotiate a reduction to the  Sub-advisor's  standard  fee  schedule.  This reduced fee schedule is an annual rate equal to .45% of the combined  average  daily net assets of the Fund and certain  series of American  Skandia Trust that are managed by the  Sub-advisor  and  identified by the  Sub-advisor  and ASISI as being  similar to the Fund.  Prior to May 1, 2000,  the  Investment
Manager had engaged Rowe Price-Fleming  International,  Inc. as Sub-advisor for the Fund (formerly the ASAF T. Rowe Price International
Equity  Fund),  for a total  Sub-advisory  fee of .75% of the portion of the average  daily net assets of the Fund not in excess of $20 million;  plus .60% of the portion of the net assets over $20  million  but not in excess of $50  million;  plus .50% of the portion of the net assets over $50 million.

         Deutsche  Asset  Management,  Inc.  for the ASAF DeAM  International  Equity  Fund:  An  annual  rate  equal to the  following percentages  of the combined  average  daily net assets of the Fund and the series of American  Skandia  Advisor  Funds,  Inc.  that is managed by the  Sub-advisor  and identified by the  Sub-advisor  and the Investment  Manager as being similar to the Fund:  .30% of the portion of the combined  average daily net assets not in excess of $500 million;  plus .25% of the portion over $500 million but not in excess of $1 billion;  plus .20% of the portion over $1 billion.  Prior to May 1, 2002,  the  Investment  Manager had engaged  Founders
Asset Management LLC as Sub-advisor for the Fund (formerly the ASAF Founders  International  Small  Capitalization  Fund) for an annual rate of .60% of the  average  daily net assets of the Fund not in excess of $100  million;  plus .50% of the portion of the average net assets in excess of $100 million.

         Pilgrim Baxter & Associates,  Ltd. for the ASAF PBHG Small-Cap Growth Fund: An annual rate equal to the following  percentages of the combined  average daily net assets of the Fund and the series of American  Skandia Trust that is managed by the  Sub-advisor and identified by the  Sub-advisor  and the Investment  Manager as being similar to the Fund:  .50% of the portion of the combined  average daily net assets not in excess of $100  million;  plus .45% of the portion  over $100 million but not in excess of $400  million;  plus
..40% of the portion  over $400 million but not in excess of $900  million;  plus .35% of the portion in excess of $900  million.  Prior to September 14, 2001, the  Investment  Manager had engaged Janus Capital  Management  LLC as  Sub-advisor  for the ASAF PBHG Small-Cap
Growth Fund  (formerly,  the ASAF Janus  Small-Cap  Growth Fund),  for a total  Sub-advisory  fee of .50% of the portion of the average daily net  assets of the Fund not in excess of $100  million;  plus .45% of the  portion  over $100  million  but not in excess of $500 million;  plus  .40% of the  portion  over $500  million  but not in excess of $1  billion;  plus .35% of the  portion  in excess of $1 billion.

         Deutsche Asset  Management,  Inc. for the ASAF DeAM Small-Cap  Growth Fund: An annual rate equal to the following  percentages of the combined  average daily net assets of the Fund and the series of American  Skandia Trust that is managed by the  Sub-advisor and identified by the  Sub-advisor  and the Investment  Manager as being similar to the Fund:  .35% of the portion of the combined  average daily net assets not in excess of $100  million;  plus .30% of the portion  over $100 million but not in excess of $300  million;  plus
..25% of the portion  over $300 million but not in excess of $500  million;  plus .20% of the portion in excess of $500  million.  Prior to December 10, 2001, the Investment  Manager had engaged Zurich Scudder  Investments,  Inc. as Sub-advisor  for the Fund (formerly the
ASAF  Scudder  Small-Cap  Growth  Fund) for an annual rate of .50% of the  portion of the  average  daily net assets of the Fund not in excess of $100  million;  plus .45% of the portion over $100 million but not in excess of $400  million;  plus .40% of the portion over
$400 million but not in excess of $900 million; plus .35% of the portion in excess of $900 million.

         GAMCO  Investors,  Inc. for the ASAF Gabelli  Small-Cap  Value Fund: An annual rate equal to the following  percentages of the combined  average  daily net assets of the Fund and the series of  American  Skandia  Trust  that is  managed  by the  Sub-Advisor  and identified by the  Sub-advisor  and the Investment  Manager as being similar to the Fund:  .40% of the portion of the combined  average daily net assets not in excess of $1 billion;  plus .30% of the portion in excess of $1  billion.  Prior to  September  11,  2000,  the
Investment  Manager had engaged T. Rowe Price  Associates,  Inc. as  Sub-advisor  for the Fund  (formerly  the ASAF T. Rowe Price Small
Company Value Fund) for an annual rate of.60% of the average daily net assets of the Fund.

         Goldman  Sachs Asset  Management  for the ASAF  Goldman  Sachs  Mid-Cap  Growth  Fund:  An annual rate equal to the  following percentages  of the combined  average  daily net assets of the Fund and ASAF Goldman Sachs  Concentrated  Growth Fund and the following series of American  Skandia Trust,  AST Goldman Sachs Mid-Cap Growth  Portfolio and AST Goldman Sachs  Concentrated  Growth  Portfolio,
that are managed by the Sub-Advisor  and identified by the  Sub-advisor  and the Investment  Manager as being similar to the Funds .28%
of the  portion of the  average  daily net assets of the Funds not in excess of $1 billion  plus .25% of the  portion of the net assets over $1 billion.  Prior to November 11, 2002, the Investment  Manager has engaged Janus Capital  Management LLC as Sub-advisor  for the
Fund (formerly,  the ASAF Janus Mid-Cap Growth Fund) for an annual rate of 50% of the portion of the combined  average daily net assets not in excess of $250 million;  plus .45% of the portion over $250 million but not in excess of $750 million;  plus .40% of the portion over $750 million but not in excess of $1.5 billion; plus .35% of the portion in excess of $1.5 billion.

         Neuberger  Berman  Management  Inc. for the ASAF  Neuberger  Berman Mid-Cap Growth Fund: An annual rate of .40% of the average daily net assets of the Fund.

         Neuberger  Berman  Management  Inc. for the ASAF  Neuberger  Berman  Mid-Cap Value Fund: An annual rate of .40% of the average daily net assets of the Fund.

         Fred Alger  Management,  Inc. for the ASAF Alger All-Cap  Growth Fund: An annual rate equal to the  following  percentages  of the combined  average  daily net assets of the Fund and the series of American  Skandia  Trust that is managed by the  Sub-Advisor  and identified  by the  Sub-advisor  as being  similar to the Fund:  .40% of the portion of the  combined  average  daily net assets not in excess of $500  million;  plus .35% of the portion over $500 million but not in excess of $1 billion;  plus .30% of the portion over $1 billion but not in excess of $1.5 billion; plus .25% of the portion in excess of  $1.5 billion.

         GAMCO  Investors,  Inc. for the ASAF Gabelli  All-Cap  Value Fund: An annual rate equal to the  following  percentages  of the combined  average  daily net assets of the Fund and the series of  American  Skandia  Trust  that is  managed  by the  Sub-Advisor  and identified by the  Sub-advisor and the Investment  Manager as being similar to the Fund: .50% of the combined  average daily net assets not in excess of $500 million; plus .40% of the portion over $500 million.

         INVESCO Funds Group,  Inc. for the ASAF INVESCO  Technology  Fund: An annual rate equal to the  following  percentages  of the combined  average daily net assets of the Fund and the ASAF INVESCO  Health  Sciences  Fund:  .55% of the of the portion of the average daily net assets not in excess of $100  million;  plus .45% of the  portion of the average  daily net assets over $100  million but not in excess of $200  million;  plus .425% of the  portion of the  average  daily net assets  over $200  million but not in excess of $400 million;  plus .40% of the portion of the average  daily net assets over $400 million but not in excess of $900  million;  plus .35% of the average daily net assets in excess of $900 million.

         INVESCO Funds Group,  Inc. for the ASAF INVESCO  Health  Sciences  Fund: An annual rate equal to the following  percentages of the combined  average daily net assets of the Fund and the ASAF INVESCO  Technology  Fund: .55% of the portion of the average daily net assets not in excess of $100  million;  plus .45% of the  portion of the average  daily net assets over $100  million but not in excess of $200 million;  plus .425% of the portion of the average  daily net assets over $200 million but not in excess of $400 million;  plus
..40% of the portion of the  average  daily net assets over $400  million  but not in excess of $900  million;  plus .35% of the average daily net assets in excess of $900 million.

         ProFund  Advisors LLC for the ASAF ProFund  Managed OTC Fund:  An annual rate of .35% of the portion of the average  daily net assets of the Fund not in excess of $400 million;  plus .25% of the portion over $400 million.  Prior to March 1, 2001,  the Investment
Manager had engaged Rydex Global Advisors as Sub-advisor for the Fund, for the same fee rate

         Alliance  Capital  Management  L.P. for the ASAF Alliance  Growth Fund:  An annual rate equal to .40% of the combined  average daily net assets of the Fund and the  series of  American  Skandia  Trust that is managed  by the  Sub-Advisor  and  identified  by the
Sub-advisor  and the  Investment  Manager as being similar to the Fund.  Between  December 31, 1998 and April 30, 2000,  the Investment
Manager had  engaged  OppenheimerFunds,  Inc. as  Sub-advisor  for the Fund at a total  Sub-advisory  fee of .35% of the portion of the average  daily net assets of the Fund not in excess of $500  million;  plus .30% of the portion  over $500 million but not in excess of
$1  billion;  plus .25% of the  portion in excess of $1  billion.  Prior to  January  1,  1999,  the  Investment  Manager  had  engaged
Robertson,  Stephens & Company  Investment  Management,  L.P. as Sub-advisor for the Fund, at a total  Sub-advisory  fee of .60% of the portion of the  average  daily net assets of the Fund not in excess of $200  million;  plus .50% of the  portion of the net assets over
$200 million.

         Marsico  Capital  Management,  LLC for the ASAF Marsico  Capital  Growth Fund: An annual rate of .45% of the average daily net assets of the Fund.

         Goldman  Sachs Asset  Management  for the ASAF Goldman Sachs  Concentrated  Growth Fund: An annual rate equal to the following percentages of the combined  average daily net assets of the Fund and ASAF Goldman Sachs Mid-Cap  Growth Fund and the following  series of American Skandia Trust, AST Goldman Sachs Mid-Cap Growth Portfolio and AST Goldman Sachs  Concentrated  Growth  Portfolio,  that are managed by the  Sub-Advisor  and identified by the  Sub-advisor  and the  Investment  Manager as being similar to the Funds .28% of the portion of the  average  daily net assets of the Funds not in excess of $1 billion  plus .25% of the  portion of the net assets over $1 billion.  Prior to November 11, 2002, the  Investment  Manager has engaged Janus Capital  Management  LLC as  Sub-advisor  for the Fund
(formerly, the ASAF Janus Mid-Cap Growth Fund) for an annual rate of .45% of the average daily net assets of the Fund.

         Deutsche Asset  Management,  Inc. for the ASAF DeAM Large-Cap  Growth Fund: An annual rate equal to the following  percentages of the combined  average daily net assets of the Fund and the series of American  Skandia Trust that is managed by the  Sub-advisor and identified by the  Sub-advisor  and the Investment  Manager as being similar to the Fund:  .20% of the portion of the combined  average daily net assets not in excess of $500 million;  plus .15% of the portion over $500 million but not in excess of $1 billion;  plus .10%
of the portion in excess of $1 billion.

         T. Rowe  Price  Associates,  Inc.  for the ASAF T. Rowe Price Tax  Managed  Fund:  An annual  rate equal to .45% of the of the portion of the  Fund's  average  daily net assets not in excess of $100  million;  plus .40% of the  portion of the  average  daily net assets over $100 million but not in excess of $250 million;  plus .35% of the portion of the Fund's  average daily net assets in excess of $250 million.

         Alliance  Capital  Management L.P. for the growth portion of the ASAF  Alliance/Bernstein  Growth + Value Fund: An annual rate equal to .40% of the combined  average daily net assets of the Growth  Portfolio of the Fund and the Growth  Portfolio of the series of
American  Skandia Trust that is managed by the  Sub-Adviser  and  identified by the  Sub-Adviser  and the  Investment  Manager as being similar to the Fund (specifically, the Growth portion of the AST Alliance/Bernstein Growth + Value Portfolio).

         Sanford C. Bernstein & Co., LLC for the value portion of the ASAF Alliance/Bernstein Growth + Value Fund:         An    annual
rate equal to .40% of the combined  average daily net assets of the Value  Portfolio of the Fund and the Value  Portfolio of the series of American  Skandia Trust that is managed by the Sub-Adviser  and identified by the  Sub-Adviser  and the Investment  Manager as being similar to the Fund (specifically, the Value portion of the AST Alliance/Bernstein Growth + Value Portfolio).

         Sanford C.  Bernstein  & Co.,  LLC for the ASAF  Sanford  Bernstein  Core Value Fund:  An annual  rate equal to the  following percentages  of the  combined  average  daily net assets of the Fund and the series of  American  Skandia  Trust that is managed by the
Sub-Advisor  and  identified by the  Sub-advisor  and the Investment  Manager as being similar to the Fund:  .25% of the portion of the combined average daily net assets not in excess of $500 million; plus .20% of the portion over $500 million.

         Deutsche  Asset  Management,  Inc. for the ASAF DeAM Large-Cap  Value Fund: An annual rate equal to the following  percentages of the combined  average daily net assets of the Fund and the series of American  Skandia Trust that is managed by the  Sub-advisor and identified by the  Sub-advisor  and the Investment  Manager as being similar to the Fund:  .20% of the portion of the combined  average daily net assets not in excess of $500 million;  plus .15% of the portion over $500 million but not in excess of $1 billion;  plus .10%
of the portion in excess of $1 billion.

         Sanford C. Bernstein & Co., LLC for the ASAF Sanford  Bernstein  Managed Index 500 Fund: An annual rate equal to the following percentages  of the  combined  average  daily net assets of the Fund and the series of  American  Skandia  Trust that is managed by the
Sub-Advisor  and identified by the Sub-advisor  and the Investment  Manager as being similar to the Fund:  .1533% of the portion of the combined  average  daily net assets not in excess of $300  million;  plus .10% of the  portion  of the net  assets  over $300  million.
Notwithstanding  the foregoing,  the following  annual rate will apply for each day that the combined  average daily net assets are not in excess of $300 million:  .40% of the first $10 million of combined  average  daily net assets;  plus .30% on the next $40 million of combined average daily net assets;  plus .20% on the next $50 million of combined average daily net assets;  plus .10% on the next $200 million of combined  average  daily net assets.  Prior to May 1, 2000,  the  Investment  Manager had engaged  Bankers  Trust Company as
Sub-advisor for the Fund at a total  Sub-advisory  fee equal to the following  percentages of the combined  average daily net assets of the Fund and the series of American  Skandia  Trust that was managed by Bankers Trust Company and  identified  by the  Sub-Advisor  and
ASISI as being similar to the Fund:  .17% of the portion of the combined  average daily net assets not in excess of $300 million;  plus
..13% of the portion over $300 million but not in excess of $1 billion; plus .08% of the portion in excess of $1 billion.

         Alliance  Capital  Management  L.P.  for the ASAF  Alliance  Growth and Income  Fund:  An annual  rate equal to the  following percentages  of the  combined  average  daily net assets of the Fund and the series of  American  Skandia  Trust that is managed by the
Sub-Adviser  and identified by the  Sub-advisor  and the Investment  Manager as being similar to the Portfolio:  .30% of the portion of the combined  average daily net assets not in excess of $1 billion;  plus .25% of the portion over $1 billion but not in excess of $1.5 billion;  plus .20% of the portion in excess of $1.5 billion.  Prior to May 1, 2000, the Investment  Manager had engaged Lord, Abbett &
Co. as Sub-advisor for the Fund at a total  Sub-advisory  fee of .50% of the portion of the average daily net assets of the Fund not in excess of $200 million;  plus .40% of the portion over $200 million but not in excess of $500  million;  plus .375% of the portion over
$500 million but not in excess of $700  million;  plus .35% of the portion over $700  million but not in excess of $900  million;  when the average  daily net assets of the Fund equal or exceed $900  million,  the annual rate will be .30% of the entire  average daily net assets of the Fund.

         Massachusetts  Financial  Services  Company for the ASAF MFS Growth with Income  Fund:  An annual rate equal to the  following percentages  of the combined  average daily net assets of the Fund and the domestic  equity  series of American  Skandia Trust that are managed by  Massachusetts  Financial  Services  Company:  .40% of the portion of the combined average daily net assets not in excess of
$300  million;  plus .375% of the portion  over $300  million  but not in excess of $600  million;  plus .35% of the portion  over $600 million but not in excess of $900  million;  plus .325% of the portion  over $900 million but not over $1.5  billion;  plus .25% of the portion in excess of $1.5 billion.

         INVESCO  Funds Group,  Inc. for the ASAF INVESCO  Capital  Income Fund: An annual rate of .35% of the average daily net assets of the Fund.

         American Century  Investment  Management,  Inc. for the ASAF American Century  Strategic  Balanced Fund:  Because of the large amount of assets being sub-advised for the Investment Manager by American Century Investment  Management,  Inc., the Investment Manager
was able to negotiate a reduction to the  Sub-advisor's  standard  fee  schedule.  This reduced fee schedule is an annual rate equal to the  following  percentages  of the  combined  average  daily net assets of the Fund and the series of American  Skandia  Trust that is managed by the Sub-advisor  and identified by the Sub-advisor and Investment  Manager as being similar to the Fund: .45% of the portion of the average  daily net assets of the Fund not in excess of $50 million;  plus .40% of the portion over $50 million but not in excess of $100  million;  plus .35% of the portion  over $100  million but not in excess of $500  million;  plus .30% of the portion over $500 million.

         Federated  Investment  Counseling  for the ASAF  Federated  High Yield Bond Fund: An annual rate of .25% of the portion of the average daily net assets of the Fund not in excess of $200 million; plus .20% of the portion over $200 million.

         Pacific  Investment  Management  Company LLC for the ASAF PIMCO Total Return Bond Fund:  An annual rate of .25% of the average daily net assets of the Fund.

         Wells Capital  Management  Incorporated  for the ASAF Money Market Fund: An annual rate equal to the following  percentages of the combined  average daily net assets of the Fund and the series of American  Skandia Trust that is managed by Wells Fargo  Investment
Management,  Incorporated  and  identified  by it and ASISI as being similar to the Fund:  .07% of the portion of the combined  average daily net assets not in excess of $500  million;  plus .05% of the portion  over $500 million but not in excess of $1.5  billion;  plus
..04% of the  portion in excess of $1.5  billion.  Prior to  September  17,  2001,  the  Investment  Manager  had  engaged  J.P.  Morgan
Investment  Management,  Inc.  as  Sub-advisor  for the Fund at a total  Sub-advisory  fee of an  annual  rate  equal to the  following percentages  of the combined  average daily net assets of the Fund and the series of American  Skandia  Master Trust that is managed by
J.P.  Morgan  Investment  Management,  Inc. and  identified  by it and ASISI as being  similar to the Fund:  .09% of the portion of the combined  average daily net assets not in excess of $500 million;  plus .06% of the portion over $500 million but not in excess of $1.5 billion; plus .04% of the portion over $1.5 billion.

Sub-Advisory  Fee  Waivers.  Certain  Sub-advisors  have  voluntarily  agreed to waive a portion of their  sub-advisory  fees set forth above, as follows:

         Commencing  January 1, 2002,  Neuberger Berman  Management,  Inc. has voluntarily agreed to waive a portion of its fee so that the following fee schedule based on the combined  average daily net assets of the ASAF  Neuberger  Berman Mid-Cap Growth Fund, the ASAF
Neuberger  Berman  Mid-Cap  Value Fund  (together,  the  "Funds"),  and the series of  American  Skandia  Trust that are managed by the
Sub-advisor and identified by the Sub-advisor  and Investment  Manager as being similar to the Funds is in effect:  .40% of the portion of the combined average daily net assets not in excess of $1 billion; plus .35% of the portion over $1 billion.

         Commencing  March 1,  2001,  Marsico  Capital  Management,  LLC has  voluntarily  agreed to waive the  portion of its fee that exceeds the following  percentage of the combined average daily net assets of the Fund and the series of American  Skandia Trust.  that is managed by the  Sub-advisor  and identified by the  Investment  Manager and  Sub-advisor  as being similar to the Fund:  .40% of the combined average daily net assets of the Fund.  The Sub-advisor may terminate this voluntary agreement at any time.

         Commencing  August 28, 2000, GAMCO  Investors,  Inc., the Sub-advisor for the ASAF Gabelli All-Cap Value Fund, has voluntarily agreed to waive a portion of its  sub-advisory  fee equal to the following  percentages of the combined average daily net assets of the
Fund and the corresponding  series of American Skandia Trust as referenced above under "Sub-advisory  Fees": .10% of the portion of the combined  average  daily net assets not in excess of $500  million;  .05% on combined  assets over $500 million but not in excess of $1 billion; and .10% on combined assets over $1 billion.

         Commencing  January 1, 2001,  Federated  Investment  Counseling,  the Sub-advisor for the ASAF Federated High Yield Bond Fund, has  voluntarily  agreed to waive a portion of its  sub-advisory  fee so that the following fee schedule based on the combined  average daily net assets of the Fund and the AST Federated  High Yield  Portfolio of American  Skandia Trust is in effect:  .25% of the portion of the combined  average daily net assets not in excess of $200  million;  plus .20% of the portion over $200 million but not in excess of $500 million; plus .15% of the portion over $500 million.

         Commencing May 1, 2000,  INVESCO Funds Group,  Inc., the Sub-advisor for the ASAF INVESCO Capital Income Fund, has voluntarily agreed to waive a portion of its fee so that the  following  fee schedule  based on the combined  average  daily net assets of the Fund and the AST INVESCO Capital Income  Portfolio is in effect:  .35% of the portion of the combined average daily net assets not in excess of $1 billion; plus .30% of the portion over $1 billion.

         The sub-advisory  fees paid by the Investment  Manager for each Fund for the fiscal years ended October 31, 2000,  October 31,
2001 and October 31, 2002, were as follows:

Name of Fund                                                     Period Ended           Period Ended            Year Ended
------------                                                     ------------           ------------            ----------
                                                                October 31,2000       October 31, 2001       October 31, 2002
                                                                ---------------       ----------------       ----------------

ASAF Strong International Equity Fund(1)                              $93,437                $242,466               $222,120

ASAF William Blair International Growth Fund(2)                       $3,052,506             $1,920,993             $1,080,802

ASAF American Century International Growth Fund                       $317,484               $405,127               $293,002

ASAF DeAM International Equity Fund(3)                                $629,160               $629,894               $323,731

ASAF PBHG Small-Cap Growth Fund(4)                                    $2,095,310             $1,047,336             $637,671

ASAF DeAM Small-Cap Growth Fund(5)                                    $136,903               $294,983               $192,104

ASAF Gabelli Small-Cap Value Fund(6)                                  $448,754               $569,601               $790,479

ASAF Goldman Sachs Mid-Cap Growth Fund(7)                             $6,020                 $126,884               $108,668

ASAF Neuberger Berman Mid-Cap Growth Fund                             $916,310               $1,159,970             $742,776

ASAF Neuberger Berman Mid-Cap Value Fund                              $281,427               $702,191               $787,624

ASAF Alger All-Cap Growth Fund                                        $3,566                 95,886                 $121,016

ASAF Gabelli All-Cap Value Fund                                       $1,807                 $184,269               $319,990

ASAF INVESCO Technology Fund                                          $8,294                 $171,958               $142,361

ASAF INVESCO Health Sciences Fund                                     $0                     $22,272                $95,744

ASAF ProFund Managed OTC Fund(8)                                      $5,929                 $106,641               $112,260

ASAF Alliance Growth Fund(9)                                          $458,322               $563,716               $457,910

ASAF Marsico Capital Growth Fund                                      $4,380,806             $3,465,859             $2,552,684

ASAF Goldman Sachs Concentrated Growth Fund(10)                       $9,027,212             $6,148,424             $3,166,325

ASAF DeAM Large-Cap Growth Fund                                            $0                     $0                      $332

ASAF T. Rowe Price Tax Managed Fund                                   $0                     $4,734                 $23,395

ASAF Alliance/Bernstein Growth + Value Fund                           $0                     $12,624                $50,814

ASAF Sanford Bernstein Core Value Fund                                $0                     $7,973                 $47,932

ASAF DeAM Large-Cap Value                                                  $0                     $0                      $555

ASAF Sanford Bernstein Managed Index 500 Fund(11)                     $49,689                $99,897                $135,901

ASAF Alliance Growth and Income Fund(12)                              $511,886               $583,773               $654,961

ASAF MFS Growth with Income Fund                                      $62,132                $137,073               $152,285

ASAF INVESCO Capital Income Fund                                      $903,531               $1,063,260             $855,558

ASAF American Century Strategic Balanced Fund                         $604,869               $657,428               $575,513

ASAF Federated High Yield Bond Fund                                   $312,712               $221,239               $225,832

ASAF PIMCO Total Return Bond Fund                                     $457,713               $805,711               $1,133,493

ASAF Money Market Fund(13)                                            $146,770               $173,193               $162,181

(1)      For  fiscal  years  2000 and 2001,  the  entire fee noted  above was paid to A I M Capital  Management,  Inc.,  the prior Sub-
advisor for the Fund.  For fiscal year 2002, 25,253 was paid to AIM and $196,867 was paid to Strong Capital Management, Inc.
(2)      For  fiscal  years  2000,  2001 and 2002 the  entire  fee noted  above was paid to Janus  Capital  Management  LLC,  the prior
     Sub-advisor for the Fund.
(3)      For fiscal years 2000 and 2001, the entire fee noted above was paid to Founders Asset  Management  LLC, the prior  Sub-advisor for the Fund.  For fiscal year ended 2002,  $229,983 was paid to Founders  Asset  Management  LLC and $93,748 was paid to Deutsche
     Asset Management, Inc.
(4)      For fiscal year 2000,  the entire fee noted above was paid to Janus  Capital  Management,  LLC, the prior  Sub-advisor  to the
     Fund.  For fiscal year  2001, $962,193 was paid to Janus and $85,143 was paid to Pilgrim Baxter & Associates, Ltd.
(5)  For fiscal years 2000 and 2001, the entire fee noted above was paid to Zurich  Scudder  Investments,  Inc., the prior  Sub-advisor for the Fund. For fiscal year ended 2002, $31,502 was paid to Zurich Scudder  Investments,  Inc. and $160,602 was paid to Deutsche
     Asset Management, Inc.
(6)  For fiscal year 2000, $388,341 was paid to T. Rowe Price Associates, Inc. and $60,413 was paid to GAMCO Investors, Inc.
(7)  For fiscal years 2000, 2001 and 2002, the entire fee noted above was paid to Janus Capital  Management LLC, the prior  Sub-advisor for the Fund.
(8)  For fiscal year 2000,  the entire fee noted above was paid to Rydex  Global  Advisors,  the prior  Sub-advisor  for the Fund.  For fiscal year 2001, $36,820 was paid to Rydex Global Advisors and $69,821 was paid to ProFund Advisors LLC.
(9)  For fiscal year 2000, $155,168 was paid to OppenheimerFunds, Inc. and $303,154 was paid to Alliance Capital Management L.P.
(10) For fiscal years 2000, 2001 and 2002, the entire fee noted above was paid to Janus Capital  Management LLC, the prior  Sub-advisor for the Fund.
(11) For fiscal year 2000, $13,847 was paid to Bankers Trust Company and $35,842 was paid to Sanford C. Bernstein & Co. LLC.
(12) For fiscal year 1999, the entire fee noted above was paid to Lord,  Abbett & Co., Inc.,  the prior  Sub-advisor  for the Fund. For fiscal year 2000, $240,798 was paid to Lord Abbett & Co. and $271,088 was paid to Alliance Capital Management L.P.
(13) For fiscal years 2000, the entire fee noted about was paid to J.P. Morgan Investment  Management,  Inc., the prior Sub-advisor for the Fund.

         The ASAF DeAM  International  Equity Fund, ASAF American Century  International  Growth Fund, ASAF PBHG Small-Cap Growth Fund,
ASAF Gabelli  Small-Cap  Value Fund,  ASAF Goldman Sachs  Concentrated  Growth Fund,  ASAF INVESCO  Capital Income Fund,  ASAF American
Century  Strategic  Balanced Fund,  ASAF  Federated High Yield Bond Fund,  ASAF PIMCO Total Return Bond Fund and ASAF Money Market Fund
commenced  operations  on July 28,  1997.  The ASAF William  Blair  International  Growth Fund,  ASAF  Alliance  Growth Fund,  and ASAF
Alliance  Growth and Income Fund  commenced  operations  on January 2, 1998.  The ASAF  Neuberger  Berman  Mid-Cap  Growth  Fund,  ASAF
Neuberger  Berman  Mid-Cap Value Fund, and ASAF Marsico  Capital  Growth Fund commenced  operations on August 19, 1998. The ASAF Strong
International  Equity  Fund,  the ASAF  Sanford  Bernstein  Managed  Index 500 Fund,  and ASAF MFS Growth with  Income  Fund  commenced operations on November 1, 1999.  The ASAF DeAM  Small-Cap  Growth Fund  commenced  operations on March 1, 2000.  The ASAF Goldman Sachs
Mid-Cap Growth Fund,  ASAF Alger All-Cap Growth Fund,  ASAF Gabelli  All-Cap Value Fund,  ASAF INVESCO  Technology  Fund,  ASAF ProFund
Managed OTC Fund  commenced  operations on September 11, 2000. The ASAF INVESCO  Health  Sciences Fund,  ASAF T. Rowe Price Tax Managed
Fund, ASAF  Alliance/Bernstein  Growth + Value Fund and ASAF Sanford  Bernstein Core Value Fund commenced  operations on March 1, 2001.
The ASAF DeAM Large-Cap Growth Fund and the ASAF DeAM Large-Cap Value Fund commenced operations on May 1, 2002.

         Each  Sub-Advisory  Agreement  will continue in effect from year to year,  provided it is approved at least annually by a vote of the majority of the  Directors,  where  applicable,  who are not parties to the agreement or  interested  persons of any such party, cast in person at a meeting  specifically  called for the  purpose  of voting on such  approval.  Each  Sub-Advisory  Agreement  may be terminated  without  penalty  at any  time by the  Investment  Manager  or the  Sub-advisor  upon 60  days'  written  notice,  and will automatically  terminate  in the  event of its  "assignment"  (as that term is  defined  in the 1940  Act) or upon  termination  of the
Management Agreement with respect to that particular Fund (provided that the Sub-advisor has received notice of such termination).

THE ADMINISTRATOR:

         PFPC Inc. (the  "Administrator"),  103 Bellevue  Parkway,  Wilmington,  Delaware  19809,  a Delaware  corporation  which is an
indirect  wholly-owned  subsidiary  of  PNC  Financial  Corp.,  serves  as  the  administrator  for  both  the  Company.   Pursuant  to
administration  agreements  between  the  Administrator  and  the  Company,   respectively  (the  "Administration   Agreements"),   the
Administrator  has agreed to provide  certain  fund  accounting  and  administrative  services to the Company,  including,  among other services,  accounting relating to the Company and the investment  transactions of the foregoing;  computing daily NAVs;  monitoring the investments  and income of the Company for compliance  with  applicable tax laws;  preparing for execution and filing federal and state tax  returns,  and annual and  semi-annual  shareholder  reports;  preparing  monthly  financial  statements  including  a schedule  of investments;  assisting in the  preparation  of  registration  statements  and other  filings  related to the  registration  of shares;
coordinating  contractual  relationships and communications between the Investment Manager and the Company's custodians;  preparing and maintaining  the Company's  books of account,  records of securities  transactions,  and all other books and records in accordance with applicable  laws,  rules and regulations  (including,  but not limited to, those records required to be kept pursuant to the 1940 Act);
and performing  such other duties related to the  administration  of the Company as may be agreed upon in writing by the parties to the respective  Administration  Agreements.  The  administrator  does not have any  responsibility  or authority for the  management of the assets of the Funds, the  determination of their investment  policies,  or for any matter  pertaining to the distribution of securities issued by the Company.

         Under the terms of the Administration  Agreements,  the Administrator shall be obligated to exercise care and diligence in the performance of its duties,  to act in good faith and to use its best efforts,  within reasonable  limits, in performing  services to be provided  for under the  agreements.  The  Administrator  shall be liable for any  damages  arising  out of its  failure to perform its duties  under the  Administration  Agreements  to the extent  such  damages  arise out of its  willful  misfeasance,  bad faith,  gross negligence or reckless  disregard of such duties.  Any person,  even though also an officer,  director,  partner,  employee or agent of the  Administrator,  who may be or become an officer,  director,  employee  or agent of the  Company , shall be deemed  when  rendering services  to the  Company  or acting  on any  business  of the  Company  (other  than  services  or  business  in  connection  with the
Administrator's  duties under the Administration  Agreements) to be rendering such services to or acting solely for the Company and not as an officer,  director,  partner,  employee or agent or one under the control or direction of the  Administrator  even though paid by them. The  Administration  Agreements  shall  continue  until  terminated by either party on 60 days' prior written notice to the other party.

         As compensation for the services and facilities  provided by the  Administrator to the Company,  the Company has agreed to pay the Administrator its  "out-of-pocket"  expenses,  plus a monthly multi-class fee of $3,000 per Fund, plus (except for the ASAF Sanford
Bernstein  Managed  Index 500 Fund) the greater of the following  monthly fee based on the average  daily net assets of the  Non-Feeder
Funds -- 0.10% (first $200  million),  0.06% (next $200  million),  0.0275%  (next $200  million),  0.02% (next $400 million) and 0.01%
(over $1 billion) -- or a minimum  annual fee of $75,000 (for  primarily U.S.  securities)  and $100,000 (for  primarily  international securities)  per Fund.  The fee for the ASAF  Sanford  Bernstein  Managed  Index 500 Fund is the greater of the  following  monthly fee based on the  average  daily net assets of the Fund -- 0.05%  (first  $200  million),  0.03% (next $200  million),  0.0275%  (next $200 million),  0.02% (next $400 million) and 0.01% (over $1 billion) - or a minimum  monthly fee of $6,250.  The  Administrator  has agreed to voluntarily waive certain of these fees and expenses.

         In addition,  as  compensation  for the services and  facilities  provided by the  Administrator  to the Trust,  the Trust has agreed to pay the  Administrator  its  "out-of-pocket"  expenses,  plus the greater of the  following  monthly fee based on the average daily net assets of the Portfolios -- 0.10% (first $200 million),  0.06% (next $200 million),  0.0275% (next $200 million), 0.02% (next
$400  million) and 0.01% ($1+  billion) -- or a minimum  annual fee of $75,000  (for  primarily  U.S.  securities)  and  $100,000  (for primarily  international  securities)  per  Portfolio.  The  Administrator  has agreed to  voluntarily  waive certain of these fees and expenses.

         Reimbursable  "out-of-pocket"  expenses  include,  but are not limited to,  postage and  mailing,  telephone,  telex,  Federal
Express,  outside  independent  pricing service charges and record  retention/storage.  For the fiscal year ended October 31, 2000, the
Company paid the  Administrator  $2,276,671  and the Trust paid the  Administrator  $1,119,055.  For the fiscal year ended  October 31,
2001, the Company paid the  Administrator  $2,703,933.  For the fiscal year ended October 31, 2002, the Company paid the  Administrator
$3,092,608.  These amounts do not include out-of-pocket expenses for which the Administrator was reimbursed.

QUALIFIED PLANS ADMINISTRATOR:

         American Skandia Fund Services,  Inc. ("ASFS"),  an affiliate of ASISI,  receives a fee from each Fund under an Administration
Agreement  between ASFS and the Company with respect to services  provided in  connection  with  investments  in the Company by certain qualified  retirement  plans.  Pursuant to this  agreement,  ASFS selects and  contracts  with third parties  providing  administrative services for such plans  ("third-party  administrators")  or agents for such  third-party  administrators.  Among other matters,  third party  administrators  maintain  records of the holdings in the Funds of individual plan  participants.  As a result of the third-party administrators' services, the Company may realize savings on costs that it would otherwise incur in maintaining shareholder accounts.

         ASFS uses its fee from each  Fund to pay the  third-party  administrators  and their  agents,  which fee may be used to reduce fees that would otherwise be payable by the qualified plan to the  third-party  administrator.  The fee payable to ASFS  corresponds to the aggregate fees payable by ASFS to  third-party  administrators  and agents under the terms of the agreements  between ASFS and such third-party  administrators and agents. Such fees, depending on the particular  agreement,  are payable by ASFS either (a) at an annual rate of 0.20% of plan assets invested in the Company through such  third-party  administrator or agent, or (b) at a fixed dollar amount up to $15  annually per  participant  account that is  maintained  by a  third-party  administrator  reflecting  the holdings of a plan participant  in a Fund.  ASFS does not receive any  compensation  as qualified  plans  administrator  in addition to amounts it pays to third-party administrators and their agents and for other out-of -pocket expenses.

                                                             FUND EXPENSES

..........Each Fund pays its own expenses  including,  without  limitation:  (i) expenses of  maintaining  the Fund and  continuing  its existence;  (ii) registration of the Fund under the 1940 Act; (iii) auditing,  accounting and legal expenses;  (iv) taxes and interest;
(v)  governmental  fees;  (vi) expenses of issue,  sale,  repurchase and redemption of Fund shares;  (vii) expenses of registering  and qualifying  the Fund and its shares under  federal and state  securities  laws and of  preparing  and  printing  prospectuses  for such purposes and for  distributing  the same to  shareholders  and  investors;  (viii) fees and  expenses of  registering  and  maintaining registrations  of the Fund and of the Fund's  principal  underwriter as a  broker-dealer  or agent under state  securities  laws;  (ix)
expenses of reports and notices to  shareholders  and of meetings of shareholders  and proxy  solicitations  therefor;  (x) expenses of reports to governmental  officers and commissions;  (xi) insurance expenses;  (xii) association  membership dues; (xiii) fees, expenses and  disbursements of custodians for all services to the Fund;  (xiv) fees,  expenses and  disbursements  of transfer agents,  dividend disbursing agents,  shareholder  servicing agents and registrars for all services to the Fund; (xv) expenses for servicing  shareholder accounts;  (xvi) any direct charges to shareholders  approved by the Directors of the Company,  where applicable;  (xvii)  compensation and expenses of Directors of the Company,  where applicable,  who are not "interested persons" of the Fund,  respectively;  and (xviii)
such  nonrecurring  items as may arise,  including  expenses  incurred in connection  with  litigation,  proceedings and claims and the obligation  of the Company to  indemnify  its  directors,  and  officers  with respect  thereto.  Expenses  incurred by the Company not directly attributable to any specific Fund are allocated on the basis of the net assets of the respective Funds.

..........The  Investment  Manager has  voluntarily  agreed  until March 1, 2004 to  reimburse  each Fund for its  respective  operating expenses,  exclusive of taxes,  interest,  brokerage  commissions,  distribution fees and extraordinary  expenses, but inclusive of the management fee, which in the aggregate exceed specified percentages of the Fund's average net assets as follows:

         ASAF Strong International Equity Fund: 1.60%

         ASAF William Blair International Growth Fund: 1.60%

         ASAF American Century International Growth Fund: 1.60%

         ASAF DeAM International Equity Fund: 1.70%

         ASAF PBHG Small-Cap Growth Fund: 1.30%

         ASAF DeAM Small-Cap Growth Fund: 1.40%

         ASAF Gabelli Small-Cap Value Fund: 1.40%

         ASAF Goldman Sachs Mid-Cap Growth Fund: 1.40%

         ASAF Neuberger Berman Mid-Cap Growth Fund: 1.35%

         ASAF Neuberger Berman Mid-Cap Value Fund: 1.35%

         ASAF Alger All-Cap Growth Fund: 1.35%

         ASAF Gabelli All-Cap Value Fund: 1.35%

         ASAF INVESCO Technology Fund: 1.40%

         ASAF INVESCO Health Sciences Fund: 1.40%

         ASAF ProFund Managed OTC Fund: 1.25%

         ASAF Alliance Growth Fund: 1.30%

         ASAF Marsico Capital Growth Fund: 1.30%

         ASAF Goldman Sachs Concentrated Growth Fund: 1.25%

         ASAF DeAM Large-Cap Growth Fund: 1.17%

         ASAF T. Rowe Price Tax Managed Fund: 1.30%

         ASAF Alliance/Bernstein Growth + Value Fund: 1.35%

         ASAF Sanford Bernstein Core Value Fund: 1.20%

         ASAF DeAM Large-Cap Value Fund: 1.15%

         ASAF Sanford Bernstein Managed Index 500 Fund: 1.00%

         ASAF Alliance Growth & Income Fund: 1.15%

         ASAF MFS Growth with Income Fund: 1.30%

         ASAF INVESCO Capital Income Fund: 1.17%

         ASAF American Century Strategic Balanced Fund: 1.15%

         ASAF Federated High Yield Bond Fund: 1.00%

         ASAF PIMCO Total Return Bond Fund: 1.00%

         ASAF Money Market Fund: 1.00%

..........The Investment  Manager may terminate the above voluntary  agreements at any time after March 1, 2004.  Voluntary  payments of
Fund expenses by the  Investment  Manager may be made subject to  reimbursement  by the Fund, at the Investment  Manager's  discretion, within the two year period  following such payment to the extent  permissible  under  applicable law and provided that the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations.

                                                       DISTRIBUTION ARRANGEMENTS

THE DISTRIBUTOR:

..........American Skandia Marketing,  Incorporated ("ASM" or the "Distributor"),  located at One Corporate Drive, Shelton,  Connecticut
06484,  serves as the principal  underwriter and distributor for each Fund pursuant to an underwriting  agreement initially approved by the  Directors  of the Company  (the  "Underwriting  Agreement").  The  Distributor  is a  registered  broker-dealer  and member of the
National  Association of Securities Dealers,  Inc. ("NASD").  The Distributor is an "affiliated person" (within the meaning of the 1940
Act) of the Company, the Trust and the Investment Manager, being a wholly-owned subsidiary of American Skandia, Incorporated.

..........Shares of each Fund will be  continuously  offered  and will be sold by  selected  broker-dealers  who have  executed  selling agreements  with the  Distributor.  The  Distributor  bears  all the  expenses  of  providing  services  pursuant  to the  Underwriting
Agreement.  Each Fund bears the expenses of  registering  its shares with the SEC and with  applicable  state  regulatory  authorities.
The  Underwriting  Agreement  continues in effect for two years from initial approval and for successive  one-year periods  thereafter, provided that each such continuance is specifically  approved (i) by the vote of a majority of the Directors of the Company,  including a majority of the Directors who are not parties to the  Underwriting  Agreement or  "interested  persons" of any such party (as defined in the 1940 Act);  or (ii) by the vote of a "majority of the  outstanding  voting  securities"  of a Fund (as defined in the 1940 Act).
In the event that the Underwriting  Agreement  terminates,  all obligations of the Distributor  thereunder  shall cease,  including the
Distributor's  undertaking to purchase  Class X Bonus Shares.  For  information  regarding  Class X Bonus Shares and the  Distributor's undertaking,  see the Company's  Prospectus under "How to Buy Shares:  Purchase of Class X Shares." The Distributor is not obligated to sell any specific amount of shares of any Fund.

         The  following  table shows,  for the period ended  September 30, 2002,  information  about the  compensation  received by the
Distributor:

Net Underwriting Commissions
(portion of initial sales charge retained by Distributor):                      $840,553
Compensation on Redemptions:                                                    $19,870,447
Other Compensation from other Distribution Plans:                               $45,497,381
Total Sales Charge A:                                                           $4,821,998
Portion Paid to Brokers:                                                        $3,981,445
Retained by Distributor:                                                        $840,553
Total Sales Charge C:                                                           $1,928,380

         For the period ended  September 30, 2001,  aggregate  underwriting  commissions  were  $11,533,899,  of which,  $1,579,017 was retained by the Distributor.  For the period ended September 30, 2000, aggregate  underwriting  commissions were $24,768,248,  of which
$3,086,093 was retained by the Distributor.

THE DISTRIBUTION PLANS:

         The Company has adopted  separate  Distribution  and Service plans  (commonly  referred to as "12b-1 Plans") for Class A, B, C and X shares of each Fund (the "Class A Plan," "Class B Plan," "Class C Plan" and "Class X Plan," individually,  and collectively,  the
"Class Plans")  pursuant to appropriate  resolutions of the Directors of the Company and in accordance  with the  requirements  of Rule
12b-1 under the 1940 Act and the  requirements  of the  applicable  rules of the NASD regarding  asset based sales  charges.  The Class
Plans  permit the payment of certain  fees from Fund  assets to the  Distributor,  an  affiliate  of the  Investment  Manager,  for its services and costs in distributing  Fund shares and providing for services to shareholder  accounts.  In addition,  the Company adopted a Supplemental  Distribution  Plan (the  "Supplemental  Plans," and together with the Class Plans,  the "Plans") under Rule 12b-1 under the 1940 Act to permit the  Distributor to receive  brokerage  commissions in connection with purchases and sales of securities held by the  Funds,  and to use these  commissions  to promote  the sale of shares of the Funds.  The  Supplemental  Distribution  Plan for the
Company was  terminated by the vote of the majority of the Directors of the Company who are not  interested  persons of the Company and have no direct or indirect  financial  interest in the  operations  of the  Supplemental  Distribution  Plan.  Since July 2000 when the
Supplemental Distribution Plan suspended its operations, no payments have been made under the Supplemental Distribution Plan.

         Under the  Plans,  the  Distributor  may use the  amounts  received  to pay  various  distribution-related  expenses,  such as advertising,  printing of sales materials,  training sales personnel,  and compensating  broker-dealers  who sell shares of the Company and provide services to shareholder  accounts.  Such broker-dealer  compensation may include initial sales  concessions,  ongoing sales and  service  fees,  and  additional  marketing  fees  requested  by selling  broker-dealers,  all as  described  below  under  "Dealer
Compensation  Information."  The  Distributor  may receive  compensation  under the Plans  regardless  of whether it actually uses such compensation to pay  distribution  expenses.  The Distributor has assigned its right to receive any distribution and service fees under the Class B Plan and the  Class X Plan,  as well as any  contingent  deferred  sales  charge  for  Class B and  Class X  shares,  to an unaffiliated third party that finances the sale of Class B and Class X shares.

         The following table shows, for the period ended September 30, 2002, the nature and amount of the  expenditures  made under the
Plans:

         Advertising and sales literature and fulfillment:             $1,049,210
         Printing of prospectuses and reports
         for other than current shareholders:                          $432,346
         Compensation to sales personnel:
                  (including direct expenses
                  of sales personnel):                                 $6,408,808
         Compensation to dealers
                  (Class A shares):                                    $5,443,596
         Compensation to dealers
                  (Class B shares):                                    $18,590,096
         Compensation to dealers
                  (Class C shares):                                    $10,061,850
         Compensation to dealers
                  (Class X shares):                                    $1,190,052
         Purchase of Class X bonus
                  Shares:                                              $990,934
         Other dealer compensation:                                    $1,443,901

         The  distribution  expenses  paid under the Plans will be  intended to result in the sale of shares of the  Company's  various
Funds.  As a  result,  amounts  incurred  by a Fund  under  the  Plans  (including  brokerage  commissions  paid  by a Fund  under  the
Supplemental  Plans) may be used in a manner that  promotes the sale of shares of other Funds.  Certain Funds of the Company may not be available  for  additional  investments  or for  purchase  by new  investors.  Distribution  expenses  that are not  attributable  to a particular Fund will be allocated  among the Funds on different  bases (e.g.,  relative asset size and relative new sales of the Funds)
depending on the nature of the expense and the manner in which the amount of such expense is  determined.  Distribution  expenses  that are attributable to a particular class of a Fund (e.g., sales concessions) will be allocated to that class.

         The Plans were adopted by a majority  vote of the  Directors of the Company,  including at least a majority of  Directors,  as applicable,  who are not  "interested  persons"  of the Funds (as  defined in the 1940 Act) and who do not have any direct or  indirect financial  interest  in the  operation  of the Plans,  cast in person at  meetings  called for the  purpose of voting on the Plans.  In approving  the Plans,  the  Directors of the Company  identified  and  considered a number of  potential  benefits  which the Plans may provide,  including,  but not limited to,  improving  the  Distributor's  ability to attract  investments  by enabling it to compensate broker-dealers  selling shares of the Funds  adequately and in the most effective  manner,  and that the resulting  increases in assets should  enable the Funds to achieve  greater  economies of scale and lower their  per-share  operating  expenses.  The  Directors  also considered  the benefit of promoting  shareholder  access to the services of  broker-dealer  representatives  who have knowledge of the shareholders'  particular  circumstances  and goals.  With respect to the Class X Plan, the Directors  considered the possible increase in investor  interest and consequent  increase in portfolio assets resulting from the use of the fees payable under such plan, in part, to facilitate the  Distributor's  purchase of additional  shares for Class X investors as a bonus. The Directors of the Company believe that there is a  reasonable  likelihood  that the Plans will benefit  each Fund and its current and future  shareholders  in the manner contemplated.

         Each Plan,  pursuant to its terms,  remains in effect from year to year provided such continuance is approved annually by vote of the  Directors,  as  applicable,  in the manner  described  above.  All  material  amendments  to the Plans must be  approved by the
Directors,  as applicable,  in the manner described  above. The Class Plans may not be amended to increase  materially the amount to be spent for  distribution  without  approval of the  shareholders of each class of a Fund affected thereby entitled to vote thereon under the 1940 Act. The  Supplemental  Plans may not be amended to materially  change the source of monies from which  distribution  expenses are paid without  approval of the  shareholders  of each Fund affected  thereby  entitled to vote thereon under the 1940 Act. The Plans may be  terminated  as to  additional  shares of any Fund at any time,  without  payment of a penalty,  by vote of the  majority of the
Directors,  as  applicable,  who are not  interested  persons  of the Fund and have no direct or  indirect  financial  interest  in the operations of the Plans, or by a vote of a "majority of the outstanding  voting  securities" (as defined in the 1940 Act) of the class,
Fund  affected  thereby  entitled  to vote  thereon  under  the 1940  Act.  A Plan  will  automatically  terminate  in the event of its
"assignment" (as defined in the 1940 Act).

DEALER COMPENSATION INFORMATION

         In addition to the dealer compensation  information described in the Company's Prospectus,  the following may be applicable to the purchase of Fund shares.

         Class A Dealer  Compensation.  The concessions  paid to dealers and brokers from the initial sales charge on the sale of Class
A shares are as follows:

                                    High Yield Bond & Total Return Bond Funds:     All Other Funds (other than Money Market
                                                                                                    Fund):

                                                  Concession                                     Concession
                                                  (as % of                                       (as % of
Amount of Purchase:                               offering                                       offering
------------------                                --------------                                 --------
                                                  price)                                         price)
                                                  ------                                         ------
Less than $50,000                                     3.50%                                          5.00%
$50,000 up to $100,000                                3.00%                                          4.25%
$100,000 up to $250,000                               2.50%                                          3.25%
$250,000 up to $500,000                               1.75%                                          2.50%
$500,000 up to $1 million                             1.25%                                          2.00%

         In addition,  the  Distributor  may allocate the entire  amount of the initial  sales charge for the sale of Class A shares to dealers for all sales occurring during a particular period.

         The  Distributor  uses  distribution  and service fees  received  under the Class A Plan to compensate  qualified  dealers for services provided in connection with the sale of shares and the maintenance of shareholder  accounts.  Such  compensation  generally is paid by the  Distributor  quarterly at an annual rate not to exceed 0.50% of the Fund's average daily net assets  attributable to Class
A  shares  held in  accounts  of the  dealer  or its  customers.  However,  in the case of  shares  purchased  at NAV with a CDSC,  the
Distributor  will pay the dealer of record a sales  commission  in an amount  equal to 0.50% of the amount  invested,  and the  ongoing compensation  will not begin until one year after  purchase.  NAV shares are not subject to the  one-year  exclusion in cases where the shareholder has made arrangements with the Company and the dealer of record waives the sales commission.

         Class B Dealer  Compensation.  The  Distributor  uses  distribution  and  service  fees  received  under  the  Class B Plan to compensate  qualified  dealers  for  services  provided  in  connection  with the sale of shares  and the  maintenance  of  shareholder accounts.  Such  compensation  is paid by the  Distributor  quarterly at an annual rate not to exceed 0.50% of the Fund's average daily net assets  attributable to Class B shares (and any shares  purchased by the  reinvestment of dividends or capital gains) held for over seven years.

         The  Distributor  normally pays a sales  concession of 5.50% (and may pay up to 6.00%) of the purchase price of Class B shares to the dealer from its own resources at the time of the sale.

         Class X Dealer  Compensation.  The  Distributor  uses  distribution  and  service  fees  received  under  the  Class X Plan as reimbursement  for its purchases of Bonus Shares,  as well as to  compensate  qualified  dealers,  brokers,  banks and other  financial institutions  for services  provided in connection  with the sale of Class X shares and the maintenance of shareholder  accounts.  Such latter  compensation is paid by the Distributor  quarterly at an annual rate not to exceed 0.50% of the Fund's average daily net assets attributable  to Class X shares (and any shares  purchased by the  reinvestment  of dividends or capital gains as such shares) held for over seven years.

         The  Distributor  normally pays a sales  concession of 3.00% (and may pay up to 3.50%) of the purchase price of Class X shares to the dealer from its own resources at the time of the sale.

         Class C Dealer  Compensation.  The  Distributor  uses  distribution  and  service  fees  received  under  the  Class C Plan to compensate  qualified  dealers  for  services  provided  in  connection  with the sale of shares  and the  maintenance  of  shareholder accounts.  The  Distributor  currently  pays a 2.00% fee to dealers in advance  upon sale of Class C shares and retains the fee paid by the Fund in the first  year.  After the shares  have been held for a year,  the  Distributor  pays the fee to  dealers  on a  quarterly basis. The Class C CDSC is waived,  and the one-year  exclusion on ongoing  compensation does not apply, in cases where the shareholder has made  arrangements  with the Company  and the dealer of record  waives the 2.00% fee upon sale.  Similarly,  the initial fee is not paid and the payment of ongoing  quarterly  compensation  begins  immediately  after purchase with respect to shares purchased under an asset allocation program sponsored by ASISI or its affiliates.

         Additional  Dealer  Compensation.  In addition to the amounts paid to dealers as  concessions  that are  discussed  above with respect to each class of the Company's  shares,  the Distributor  may enter into special  compensation  arrangements  with dealers that have sold or are expected to sell large amounts of shares.  As of January 1, 2002, the  Distributor had entered into  thirty-five  such arrangements,  one of which  called for  compensation  based on a  specified  percentage  of the value of shares  held by the  Dealer's customers,  twenty-seven of which called for  compensation  based on a specified  percentage of the value of shares sold by the Dealer, and seven of which called for  compensation  based on a combination  of assets and sales.  None of these payments will change the price an investor pays for shares.

                                                   DETERMINATION OF NET ASSET VALUE

..........The net asset value  ("NAV") per share of each Fund is determined in the manner  described in the Company's  Prospectus.  Each
Fund will  determine  the NAV of its  shares on each day that the New York  Stock  Exchange  (the  "NYSE")  is open for  business.  The
Directors of the Company  have each  established  procedures  for valuing the assets of the Funds.  In general,  these  valuations  are based on market quotations.  However,  in certain  circumstances  where market quotations are not readily available,  assets are valued by methods specified in the procedures that are believed to accurately reflect the assets' fair value.

..........Securities  held by each Fund,  other than the ASAF Money  Market Fund (the "Money  Market  Fund"),  that are valued  based on market quotations will be valued as follows:  portfolio  securities,  including open short positions and options written, are valued at the last sale price on the  securities  exchange or securities  market on which such  securities  primarily are traded.  Securities for which the primary market is the National  Association of Securities  Dealer's  Automatic  Quotation System ("NASDAQ") are valued at the
NASDAQ  Official  Closing Price (as defined by NASDAQ).  Securities  not listed on an exchange or securities  market,  or securities in which there were not  transactions  on that day, are valued at the average of the most recent bid and asked  price,  except in the case of open short positions where the asked price is available.  Portfolio  securities which are traded both  "over-the-counter"  and on an exchange are valued  according to their  primary  market,  and it is expected  that for debt  securities  this  ordinarily  will be the over-the-counter market.

..........Generally,  trading in foreign  securities,  as well as U.S.  Government  securities,  money market instruments and repurchase agreements,  is  substantially  completed each day at various times prior to the close of the NYSE. The values of such  securities used in  computing  the net asset  value of the shares of a Fund  generally  are  determined  as of such  earlier  times.  Foreign  currency exchange  rates are also  generally  determined  prior to the  close of the  NYSE.  Occasionally,  events  affecting  the value of such securities  and such  exchange  rates may occur  between the times at which such values  usually  are  determined  and the close of the
NYSE.  If such  extraordinary  events occur,  their effects may not be reflected in the net asset value of a Fund  calculated as of the close of the NYSE on that day.

..........The NAV per  share of the  Money  Market  Fund is  determined  by  using  the  amortized  cost  method  of  valuing  portfolio instruments.  Under the amortized cost method of valuation,  an instrument is valued at cost and the interest  payable at maturity upon the instrument is accrued as income,  on a daily basis,  over the remaining life of the instrument.  Neither the amount of daily income nor the NAV is affected by unrealized  appreciation or depreciation of the Fund's investments  assuming the instrument's  obligation is paid in full on maturity.  In periods of declining  interest  rates,  the indicated  daily yield on shares of the Fund  computed  using amortized  cost may tend to be higher  than a similar  computation  made  using a method of  valuation  based  upon  market  prices and estimates.  In periods of rising  interest  rates,  the indicated  daily yield on shares of the Fund computed using  amortized cost may tend to be lower than a similar  computation  made using a method of valuation  based upon market  prices and  estimates.  In addition, short-term obligations with remaining maturities of less than 60 days that are held by any Fund are valued at amortized cost.

..........The  amortized  method of  valuation  is  intended to permit the Money  Market  Fund to  maintain a constant  NAV per share of
$1.00.  No assurances  can be given that this can be attained.  The Directors of the Company,  where  applicable,  periodically  review the extent of any  deviation  from the $1.00 per share  value  that would  occur if a method of  valuation  based on market  prices and estimates  were used. In the event such a deviation  would exceed  one-half of one percent,  the Directors of the Company will promptly consider  any action  that  reasonably  should be  initiated  to  eliminate  or reduce  material  dilution or other  unfair  results to shareholders.  Such action may include selling portfolio securities prior to maturity,  not declaring earned income dividends,  valuing portfolio securities on the basis of current market prices, if available,  or, if not available,  at fair value, and (considered highly unlikely by management of the Company) redemption of shares in kind (i.e., with portfolio securities).

..........A Fund's  maximum  offering  price per Class A share,  other than for the ASAF Money Market Fund,  is determined by adding the maximum  sales charge to the NAV per share.  Class A shares of the ASAF Money  Market fund,  Class B, C and X shares are offered at NAV without the imposition of an initial sales charge.

                                                     ADDITIONAL INFORMATION ON THE
                                                   PURCHASE AND REDEMPTION OF SHARES

REDUCTION OR WAIVER OF SALES CHARGES AND CDSC ON CLASS A SHARES:

..........The Company's  Prospectus  under "How to Buy Shares"  describes  certain  reductions  and/or waivers of sales charges and CDSC that apply to the purchase of Class A Shares.  The following  provides more specific  information on such reductions or waivers as well as certain additional waivers.

         Waiver of All Class A Sales Charges.  No sales charge is imposed on sales of Class A shares for the following  investors:  (1)
the  Investment  Manager,  its parent  company,  any  affiliate or subsidiary of the parent  company;  (2) present or former  officers, directors and trustees (and their parents,  spouses and dependent  children) of the Company and the Investment  Manager  (including its parent company or any affiliate or subsidiary of the parent company);  (3) present employees (and their parents,  spouses and dependent children) of the Company,  the Investment  Manager  (including its parent company or any affiliate or subsidiary of the parent company)
or the  Sub-advisors,  and any retirement plans  established by such entities for their  employees;  (4) accounts with respect to which any person  described in (2) and (3) above acts as a custodian on behalf of a minor  (including  Uniform Gift to Minors Act and Uniform
Transfer to Minors Act  accounts);  (5) present  partners and employees  (and their  parents,  spouses and  dependent  children) of the
Transfer  Agent and the  Company's  legal counsel and  administrator;  (6)  broker-dealer  firms that have a sales  agreement  with the
Distributor,  if they purchase shares for their own accounts or for retirement plans for their employees;  (7) employees and registered representatives  (and their parents,  spouses and dependent  children) of  broker-dealers  or financial  institutions that have entered into sales arrangements with such  broker-dealers  (and are identified to the Distributor) or with the Distributor;  the purchaser must certify to the  Distributor  at the time of purchase that the purchase is for the  purchaser's  own account (or for the benefit of such employee's  parents,  spouse,  parents of spouse, or minor children);  (8) employees of firms providing the Company or their affiliates with regular,  legal,  actuarial,  auditing,  underwriting,  claims,  administrative,  computer support and marketing services; (9) any
Sub-advisor  of the Company;  and (10) shares  issued in plans of  reorganization,  such as mergers,  asset  acquisitions  and exchange offers, to which a Fund is a party.

         Waiver of Class A CDSC.  The Class A CDSC is waived in the  following  cases if shares are redeemed and the Transfer  Agent is notified:  (1) redemptions under a Systematic  Withdrawal Plan as described in this Prospectus under "Special  Investment  Programs and
Privileges";  (2) redemptions to pay premiums for optional insurance  coverage  described in this Prospectus under "Special  Investment
Programs and Privileges";  (3) redemptions  following death or  post-purchase  disability (as defined by Section 72(m)(7) of the Code);
(4)  distributions  or loans to  participants  of qualified  retirement  plans and other employee  benefit plans;  (5) the portion of a mandated  minimum  distribution  from an IRA,  SIMPLE IRA or 403(b)(7) plan equal to the percentage of your plan assets held in Class A shares of the Company;  (6) the portion of any substantially  equal periodic payments (as described in Section 72(t) of the Code) equal to the percentage of your plan assets held in class A shares of the Company;  (7) the return of excess  contributions made to your IRA,
SIMPLE IRA,  403(b)(7)  plan or 401(k) plan; and (8) where the  shareholder  has made  arrangements  with the Company and the dealer of record waives its initial sales commission.

         Combined  Purchases.  Initial sales charge  reductions  are available by combining into a single  transaction  the purchase of
Class A shares with the purchase of any other class of shares.  Qualifying  purchases  include:  (1) individual  purchases by a trustee
(or other  fiduciary) if the investment is for a single trust estate or single  fiduciary  account,  including an employee benefit plan other than those  described  above;  and (2) purchases by qualified  employee  benefit plans,  other than those  described  above, of a single  employer,  or of  affiliated  employers  as  defined  in the 1940 Act.  Purchases  made for  nominee  or street  name  accounts
(securities held in the name of an investment  dealer or another nominee such as a bank trust  department  instead of the customer) may not be aggregated  with purchases made for other accounts and may not be aggregated  with other nominee or street name accounts  unless otherwise qualified as described above.

         Rights of Accumulation:  Each Fund offers to all qualifying  investors certain "rights of accumulation"  under which investors are  permitted to purchase  Class A shares of any Fund at the price  applicable  to the total of (a) the then current  purchase  amount plus (b) an amount equal to the then current NAV of the  purchaser's  holdings of all shares of any Fund of the Company.  Acceptance of the purchase order is subject to confirmation  of  qualification.  A qualifying  investor's  rights of  accumulation  may be amended or terminated at any time as to subsequent purchases.

         Letter of  Intent:  Any  person  may  qualify  for a  reduced  sales  charge  on  purchases  of Class A shares  made  within a thirteen-month  period  pursuant to a Letter of Intent  ("LOI").  In computing the total amount  purchased for purposes of  determining the applicable  sales  commission,  the offering price of shares  currently held in the Funds which were purchased  within 90 days from the date of  acceptance  of the LOI may be used as a credit  toward  Fund  shares to be  purchased  under the LOI.  Class A, B, C and X shares acquired through the  reinvestment of  distributions do not constitute  purchases for purposes of the LOI. During the term of an
LOI, American Skandia Fund Services,  Inc., the Company's transfer agent (the "Transfer  Agent"),  will hold shares in escrow to secure payment of the higher sales charge  applicable  for shares  actually  purchased  if the amount  indicated on the LOI is not  purchased.
Dividends  and capital  gains will be paid on all escrowed  shares and these shares will be released  when the amount  indicated on the
LOI has been  purchased.  An LOI does not  obligate  the  investor to buy or the Fund to sell the  indicated  amount of the LOI. If the specified  amount of the LOI is not  purchased,  the  shareholder  shall remit to the Transfer  Agent an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the  aggregate  purchases  been made at a single time.
If the Class A shareholder  does not (within twenty days after a written  request by the Transfer  Agent) pay such  difference in sales charge,  the  Transfer  Agent will redeem an  appropriate  number of escrowed  shares in order to realize such  difference.  Additional information about the terms of the LOI are available from your registered representative.

SPECIAL REDEMPTIONS:

         Although it would not  normally do so, each Fund has the right to pay the  redemption  price of shares of the Fund in whole or in part in portfolio  securities as  prescribed  by the  Directors of the Company.  When the  shareholder  sells  portfolio  securities received in this  fashion,  he would incur a brokerage  charge.  Any such  securities  would be valued for the  purposes of making such payment  at the same value as used in  determining  NAV.  The Funds  have  elected  to be  governed  by Rule 18f-1  under the 1940 Act, pursuant  to which each Fund is  obligated  to redeem  shares  solely in cash from any one account  during any 90-day  period up to the lesser of $250,000 or 1% of the NAV of the applicable Fund at the beginning of such period.

SUSPENSION OF REDEMPTIONS:

         A Fund may not suspend a  shareholder's  right of  redemption or postpone  payment for a redemption  for more than seven days, unless  the New York Stock  Exchange  ("NYSE")  is closed for other than  customary  weekends  or  holidays,  or trading on the NYSE is restricted,  or for any period during which an emergency  exists as a result of which (1) disposal by a Fund of securities  owned by it is not reasonably  practicable,  or (2) it is not reasonably practicable for a Fund to fairly determine the value of its assets, or for such other periods as the SEC may permit for the protection of investors.

         For further  information  regarding  the purchase and  redemption  of Fund shares,  see "How to Buy Shares" and "How to Redeem
Shares," respectively, in the Company's Prospectus.

                                                        PORTFOLIO TRANSACTIONS

BROKERAGE ALLOCATION:

..........Subject to the  supervision  of the Directors of the Company,  decisions to buy and sell  securities  for the Company are made for each Fund by its  respective  Sub-advisor.  Each  Sub-advisor  is  authorized  to allocate the orders placed by it on behalf of the applicable Fund to brokers who also provide  research or statistical  material or other services to the Sub-advisor or the Fund for the use of the applicable Fund and other accounts as to which the Sub-advisor  exercises  investment  discretion.  Such allocation shall be in such amounts and proportions as the Sub-advisor  shall  determine.  The Sub-advisor may consider sale of shares of the Funds, or may consider or follow  recommendations  of the  Investment  Manager  that take such sales into  account,  as factors in the  selection  of brokers to effect  portfolio  transactions  for a Fund,  subject to the  requirements  of best net price  available and most  favorable execution.  In this  regard and  subject,  in all cases,  to receipt of best net price  available  and most  favorable  execution,  the
Investment Manager may request  Sub-advisors to effect a portion of their Fund's investment  transactions  through  broker-dealers that sell shares of the Fund or will, in effecting such  transactions,  utilize other  broker-dealers who sell shares of the Fund to provide clearing and settlement services for part or all of such transactions.

..........As noted above, a Sub-advisor  may purchase new issue  securities on behalf of the applicable  Fund in an  underwritten  fixed price offering.  In these  situations,  the  underwriter or selling group member may provide the Sub-advisor  with research in addition to selling the securities (at the fixed public offering  price).  Because the offerings are conducted at a fixed price,  the ability to obtain  research from a  broker/dealer  in this situation  provides  knowledge that may benefit the Fund without  incurring  additional costs.  These  arrangements  may not fall within the safe harbor of Section  28(e) of the  Securities  Exchange Act of 1934 because the broker/dealer  is considered to be acting in a principal  capacity in underwritten  transactions.  However,  the NASD has adopted rules expressly  permitting  broker/dealers  to provide bona fide research to advisors in connection with fixed price offerings under certain circumstances.  As a general matter,  in these  situations,  the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

..........Subject to the rules  promulgated  by the SEC, as well as other  regulatory  requirements,  a  Sub-advisor  also may  allocate orders to brokers or dealers  affiliated  with the  Sub-advisor  or the Investment  Manager.  Such  allocation  shall be in amounts and proportions  as the  Sub-advisor  shall  determine.  The  Sub-advisor  will  report on these  allocations  of  brokerage  either to the
Investment  Manager,  which will  report on such  allocations  to the  Directors  of the  Company,  or, if  requested,  directly to the
Directors.

..........In selecting a broker to effect each particular  transaction,  each  Sub-advisor  will take the following  factors among other factors into consideration:  the best net price available;  the reliability,  integrity and financial condition of the broker; the size and difficulty in executing the order;  and the value of the expected  contribution of the broker to the investment  performance of the
Fund on a continuing  basis.  Subject to such  policies and  procedures as the  Directors of the Company may  determine,  a Sub-advisor shall not be deemed to have  acted  unlawfully  or to have  breached  any duty  solely by reason of its  having  caused a Fund to pay a broker that provides  research  services to the  Sub-advisor an amount of commission for effecting an investment  transaction in excess of the amount of commission  another broker would have charged for effecting that  transaction,  if the Sub-advisor  determines in good faith that such amount of commission  was  reasonable in relation to the value of the research  service  provided by such broker viewed in terms of either that  particular  transaction  or the  Sub-advisor's  ongoing  responsibilities  with  respect to the Fund and other accounts as to which the  Sub-advisor  exercises  investment  discretion.  Accordingly,  the amount of the brokerage  commission in any transaction  may be greater than that available  from other brokers if the  difference is reasonably  justified by other aspects of the services  offered.  For the fiscal year ended October 31, 1999,  aggregate  brokerage  commissions of $2,169,322 and $853,911 were paid in relation to brokerage  transaction of the Company.  For the fiscal year ended October 31, 2000,  aggregate brokerage  commissions of
$4,563,593  and $978,509 were paid in relation to brokerage  transactions  of the Company.  For the fiscal year ended October 31, 2001, aggregate  brokerage  commissions of $10,916,811  and $2,056,276 were paid in relation to brokerage  transactions  of the Company.  The increase in commissions paid is primarily the result of the increase in the Company's net assets.

..........During the fiscal years ended  October 31, 2000 and October 31, 2001,  brokerage  commissions  were paid by the ASAF  American
Century  International  Growth Fund to certain  affiliates of Rowe  Price-Fleming  International,  Inc., the former  Sub-advisor of the
Portfolio,  in the amount of $3,724 and $5,214,  respectively.  During the fiscal year ended  October 31, 2002,  brokerage  commissions were paid by the ASAF American  Century  International  Growth Fund to J.P. Morgan  Securities,  Inc., an affiliate of American Century
Investment  Management,  Inc. in the amount of $20,536.  For the year ended October 31, 2002, 3.48% of the total brokerage  commissions paid by this Fund were paid to the  affiliated  brokers,  with respect to  transactions  representing  2.54% of the Fund's total dollar amount of  transactions  involving the payment of  commissions.  During the fiscal years ended  October 31, 2000,  October 31, 2001 and
October 31, 2002,  brokerage  commissions were paid to J.P. Morgan  Securities,  Inc. by the ASAF American Century  Strategic  Balanced
Fund in the amount of $2,660,  $1,480 and $1,081,  respectively.  For the year ended  October  31,  2002,  .34% of the total  brokerage commissions paid by this Fund were paid to the affiliated  broker,  with respect to transactions  representing .48% of the Fund's total dollar amount of transactions  involving the payment of commissions.  During the fiscal years ended October 31, 2000,  October 31, 2001 and October 31, 2002,  brokerage  commissions were paid to Neuberger Berman,  LLC, an affiliate of Neuberger Berman Management Inc., by the ASAF  Neuberger  Berman  Mid-Cap  Growth Fund in the amount of $63,243,  $159,266 and  $166,238,  respectively.  For the year ended
October 31,  2002,  38% of the total  brokerage  commissions  paid by this Fund were paid to the  affiliated  broker,  with  respect to transactions  representing  36% of the Fund's total dollar  amount of  transactions  involving the payment of  commissions.  During the fiscal years ended October 31, 2000,  October 31, 2001 and October 31, 2002,  brokerage  commissions were paid to Neuberger Berman, LLC by the ASAF Neuberger  Berman  Mid-Cap Value Fund in the amount of $122,881,  $557,627 and $442,096,  respectively.  For the year ended
October 31,  2002,  65% of the total  brokerage  commissions  paid by this Fund were paid to the  affiliated  broker,  with  respect to transactions  representing 65% of the Fund's total dollar amount of transactions  involving the payment of commissions.  For the fiscal years ended October 31, 2000 and October 31, 2001,  brokerage  commissions were paid to Banc of America  Securities,  LLC, an affiliate of Marsico  Capital  Management,  LLC, by the ASAF Marsico  Capital  Growth Fund in the amount of $102,707  and $95,991,  respectively.
During the fiscal year ended  October 31, 2002,  brokerage  commissions  were paid by the ASAF Marsico  Capital  Growth Fund to Nations
Banc/Montgomery  Securities,  an affiliate of Marsico Capital  Management,  LLC in the amount of $26,477.  For the period ended October
31, 2002, 1.8% of the total brokerage  commissions paid by this Fund were paid to the affiliated  broker,  with respect to transactions representing  2.6% of the Fund's total dollar amount of transactions  involving the payment of commissions.  For the fiscal years ended
October 31, 2000 and October 31, 2001,  brokerage  commissions were paid to Donaldson Lufkin Jenrette  Securities  Corporation Inc., an
affiliate  of  Alliance  Capital  Management  L.P.,  by the  ASAF  Alliance  Growth  and  Income  Fund in the  amount  of $546  and $0, respectively.  For the fiscal year ended  October 31, 2002,  brokerage  commissions  were paid by the ASAF  Alliance  Growth and Income
Fund to Sanford C. Bernstein & Co., LLC, an affiliate of Alliance  Capital  Management  L.P., in the amount of $47,541.  For the period ended October 31, 2002, 4.8% of the total brokerage  commissions paid by this Fund were paid to the affiliated broker,  with respect to transactions  representing  3.2% of the Fund's  total dollar  amount of  transactions  involving  the payment of  commissions.  For the fiscal year ended October 31, 2002,  brokerage  commissions  were paid by the ASAF Alliance  Growth Fund to Sanford C. Bernstein & Co.,
LLC in the amount of $440. For the period ended October 31, 2002, .2% of the total  brokerage  commissions  paid by this Fund were paid to the affiliated  broker,  with respect to transactions  representing .2% of the Fund's total dollar amount of transactions  involving the payment of  commissions.  For the fiscal  years  ended  October 31,  2000 and  October  31,  2001,  and October 31, 2002  brokerage commissions  were paid to an affiliate of Sanford C. Bernstein & Co., LLC by the ASAF Sanford  Bernstein  Managed Index 500 Fund in the
amount of $59,002,  $66,508 and $74,853,  respectively.  For the period ended October 31, 2002, 57% of the total brokerage  commissions paid by this Fund were paid to the affiliated broker,  with respect to transactions  representing 55% of the Fund's total dollar amount of  transactions  involving the payment of commissions.  For the fiscal years ended October 31, 2000,  October 31, 2001 and October 31,
2002,  brokerage  commissions  were paid to an affiliate of Fred Alger  Management,  Inc., by the ASAF Alger All-Cap Growth Fund in the
amount of $6,047,  $52,382 and $117,242,  respectively.  For the period ended October 31, 2002, 75% of the total brokerage  commissions paid by this Fund were paid to the affiliated broker,  with respect to transactions  representing 77% of the Fund's total dollar amount of  transactions  involving the payment of commissions.  For the fiscal years ended October 31, 2000,  October 31, 2001 and October 31,
2002, brokerage  commissions were paid to an affiliate of Prudential  Securities  Incorporated,  an affiliate GAMCO Investors,  Inc. by the ASAF Gabelli  All-Cap  Value Fund in the amount of $7,620,  $162,464 and $113,902,  respectively.  For the period ended October 31,
2002,  90% of the total  brokerage  commissions  paid by this Fund were paid to the  affiliated  broker,  with respect to  transactions representing  95% of the Fund's total dollar amount of transactions  involving the payment of  commissions.  For the fiscal years ended
October 31, 2000, October 31, 2001 and October 31, 2002,  brokerage  commissions were paid to Prudential  Securities  Incorporated,  an affiliate  GAMCO  Investors,  Inc.  by the ASAF  Gabelli  Small-Cap  Value  Fund in the  amount of  $126,052,  $384,338  and  $258,622, respectively.  For the period  ended  October  31,  2002,  88% of the total  brokerage  commissions  paid by this Fund were paid to the affiliated  broker,  with respect to  transactions  representing  93% of the Fund's total dollar amount of  transactions  involving the payment of  commissions.  For the fiscal  years ended  October 31, 2001 and October 31,  2002,  brokerage  commissions  were paid to an affiliate  of  Sanford C.  Bernstein  & Co.,  LLC by the ASAF  Alliance/Bernstein  Growth + Value  Fund in the  amount of  $14,224  and
$23,900.  For the period ended October 31, 2002, 99% of the total brokerage  commissions  paid by this Fund were paid to the affiliated broker,  with respect to  transactions  representing  99% of the Fund's total dollar  amount of  transactions  involving the payment of commissions.  For the fiscal year ended  October 31, 2001 and October 31,  2002,  brokerage  commissions  were paid to an  affiliate of
Sanford C.  Bernstein & Co., LLC by the ASAF  Sanford  Bernstein  Core Value Fund in the amount of $15,131 and $40,308.  For the period ended October 31, 2002, 100% of the total brokerage  commissions paid by this Fund were paid to the affiliated broker,  with respect to transactions  representing  100% of the Fund's  total dollar  amount of  transactions  involving  the payment of  commissions.  For the fiscal year ended  October 31,  2002,  brokerage  commissions  were paid by the ASAF DeAM  Small-Cap  Growth Fund to DB Alex Brown,  an
affiliate of Deutsche Asset Management,  Inc., in the amount of $64,818.  For this period, 24% of the total brokerage  commissions paid by this Fund were paid to the affiliated  broker,  with respect to transactions  representing  31% of the Fund's total dollar amount of transactions involving payment of commissions.

ALLOCATION OF INVESTMENTS:

..........The Sub-advisors of the Funds have other advisory  clients,  some of which have similar  investment  objectives to one or more of the Funds for which advisory  services are being provided.  In addition,  a Sub-advisor may be engaged to provide advisory  services for more than one Fund.  There will be times when a  Sub-advisor  may recommend  purchases  and/or sales of the same  securities  for a
Fund and the Sub-advisor's other clients.  In such  circumstances,  it will be the policy of each Sub-advisor to allocate purchases and sales among a Fund and its other clients,  including  other Funds for which the Sub-advisor  provides  advisory  services,  in a manner which the  Sub-advisor  deems  equitable,  taking into  consideration  such  factors as size of  account,  concentration  of  holdings, investment  objectives,  tax status,  cash  availability,  purchase costs,  holding period and other pertinent factors relative to each account.

PORTFOLIO TURNOVER:

..........Each Fund may sell its portfolio  securities,  regardless  of the length of time that they have been held, if the  Sub-advisor and/or the  Investment  Manager  determines  that such a  disposition  is in the Fund's best  interest.  Portfolio  turnover  rates may increase as a result of the need for a Fund to effect  significant  amounts of purchases or redemptions of portfolio  securities due to economic,  market, or other factors that are not within the  Sub-advisor's or Investment  Manager's  control.  A high rate of portfolio turnover  (generally in excess of 100%) involves  correspondingly  higher brokerage  commission  expenses and other transaction  costs, which must be ultimately  borne by a Fund's  shareholders.  Trading in fixed income  securities does not generally  involve the payment of brokerage  commissions,  but does involve  indirect  transaction  costs.  High  portfolio  turnover  rates may also generate  larger taxable  income and taxable  capital gains than would result from lower  portfolio  turnover  rates and may create higher tax liability for a Fund's shareholders.

         The turnover  rates for the ASAF Alger All-Cap  Growth Fund for the year ended October 31, 2001 and the year ended October 31,
2002 were 70% and 198%,  respectively.  The down market in 2002 resulted in a higher than average  turnover  rate.  The turnover  rates for the ASAF INVESCO  Health  Sciences  Fund for the year ended October 31, 2001 and the year ended October 31, 2002 were 35% and 122%, respectively.  This Fund commenced  operations on March 1, 2001,  which  resulted in low portfolio  turnover for the year ended October
31, 2001.  The turnover  rates for the ASAF  American  Century  International  Growth Fund for the year ended  October 31, 2001 and the year ended October 31, 2002 were 202% and 287%,  respectively.  Excessive  market  timing  caused an increase in portfolio  turnover in
2002.  The turnover  rates for the ASAF DeAM  International  Equity Fund for the year ended October 31, 2001 and the year ended October
31,  2002 were 655% and 515%,  respectively.  Deutsche  Asset  Management,  Inc.  became the Fund's  sub-advisor  on May 1, 2002.  This change in fund  management  resulted in the  variation of portfolio  turnover rate from 2001 to 2002.  The turnover  rates for the ASAF
PIMCO  Total  Return  Bond  Fund for the year  ended  October  31,  2001 and the year  ended  October  31,  2002  were  394% and  250%, respectively.  The  Sub-advisor  does not manage the Fund to any target  portfolio  turnover  rates.  The  turnover  rates for the ASAF
Alliance  Growth  Fund for the year ended  October 31, 2001 and the year ended  October 31, 2002 were 103% and 51%,  respectively.  The market and economic  environment  in 2002 resulted in a low portfolio  turnover rate for that fiscal year.  The turnover  rates for the
ASAF  Neuberger  Berman  Mid-Cap Value Fund for the year ended October 31, 2001 and the year ended October 31, 2002 were 219% and 109%, respectively.  In line with its valuation  discipline,  this Fund sold a large number of stocks that had  significantly  appreciated in the twelve  month period prior to the 2001 fiscal year which result in a higher  turnover  rate for that year.  The turnover  rates for the ASAF Strong  International  Equity Fund for the year ended  October 31, 2001 and the year ended October 31, 2002 were 97% and 155%, respectively.  Strong Capital  Management,  Inc.  became the Fund's  sub-advisor on December 10, 2001 and trading  precipitated by this change  resulted in the high  portfolio  turnover for the year ended October 31, 2002.  The turnover  rates for the ASAF DeAM Small-Cap
Growth Fund for the year ended October 31, 2001 and the year ended October 31, 2002 were 110% and 309%,  respectively.  Deutsche  Asset
Management,  Inc.  became the Fund's  sub-advisor  on December 10, 2001 and trading  precipitated  by this change  resulted in the high portfolio turnover for the year ended October 31, 2002.

         A 100%  portfolio  turnover rate would occur if all of the  securities in a portfolio of  investments  were replaced  during a given period. For additional  information  regarding portfolio turnover,  see the Company's  Prospectus under "Portfolio  Turnover" and
"Financial Highlights."

                                                     ADDITIONAL TAX CONSIDERATIONS

..........Federal Income Tax  Consequences.  Each Fund is treated as a separate  entity for federal  income tax purposes.  Each Fund has qualified  and elected or intends to qualify and elect to be treated as a  "regulated  investment  company"  under  Subchapter M of the
Internal  Revenue  Code of 1986,  as amended  (the  "Code"),  and  intends to  continue  to so qualify in the  future.  As a  regulated investment  company,  a Fund must, among other things, (a) derive at least 90% of its gross income from dividends,  interest,  payments with respect to loans of stock and securities,  gains from the sale or other  disposition of stock,  securities or foreign currency and other income (including but not limited to gains from options,  futures,  and forward  contracts)  derived with respect to its business of investing in such stock,  securities or foreign currency;  and (b) diversify its holdings so that, at the end of each quarter of its taxable  year,  (i) at least  50% of the  value of the  Fund's  total  assets is  represented  by cash,  cash  items,  U.S.  Government securities,  securities of other regulated  investment  companies,  and other securities  limited,  in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets,  and 10% of the outstanding  voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the  securities  of any one issuer (other than U.S.  Government  securities or securities of other regulated  investment  companies).  As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to  federal  income  taxes on the net  investment  income and  capital  gain that it  distributes  to its  shareholders, provided that at least 90% of its net  investment  income and realized net short-term  capital gain in excess of net long-term  capital loss for the taxable year is  distributed in accordance  with the Code's timing  requirements  (the  "Distribution  Requirement").  For additional  information  regarding the Funds' treatment as regulated  investment  companies under the Code, and certain consequences if such treatment is not accorded any Fund, see the Company's Prospectus under "Dividends, Capital Gains and Taxes."

..........Each Fund will be subject to a 4%  non-deductible  federal  excise tax on a portion of its  undistributed  taxable  income and capital  gains if it fails to meet  certain  distribution  requirements  by the end of the  calendar  year.  Each Fund intends to avoid liability for such tax by satisfying such distribution requirements.

..........If a Fund acquires stock in certain non-U.S.  corporations  ("passive foreign  investment  companies" or "PFICs") that receive at least 75% of their annual gross income from passive sources (such as interest,  dividends,  rents, royalties or capital gains) or at least 50% of whose  average  assets  produce  or are held for the  production  of such  passive  income,  that Fund could be subject to federal  income tax and additional  interest  charges on "excess  distributions"  received from such companies or gain from the sale of stock in such  companies,  even if the Fund  distributes  its share of the PFIC  income as a taxable  dividend to its  shareholders.  A certain  election  (treating  the PFIC as a  "qualified  electing  fund")  filed with the Fund's  federal  income  tax return  may,  if available,  ameliorate these adverse tax  consequences,  but any such election would require the applicable Fund to recognize  ordinary taxable  income and net capital  gain of the PFIC without the  corresponding  receipt of cash which may need to be  distributed  by the
Fund to satisfy the Distribution Requirement.

..........Pursuant to proposed  regulations,  open-end regulated  investment  companies such as the Funds would be entitled to avoid the tax consequences  described in the previous  paragraph by electing to  mark-to-market  their stock in certain PFICs.  Marking to market in this context  means  recognizing  as gain for each taxable year the excess,  as of the end of that year, of the fair market value of each PFIC's stock over the owner's  adjusted basis in that stock  (including mark to market gains of a prior year for which an election was in effect).

..........Gains and losses  realized by a Fund in connection  with certain  transactions  involving  foreign  currency-denominated  debt securities,  certain foreign  currency futures and options,  foreign currency forward  contracts,  foreign  currencies  themselves,  or payables or receivables denominated in a foreign currency are generally treated as ordinary income and loss.

..........Some Funds may be subject to withholding  and other taxes imposed by foreign  countries  with respect to their  investments in foreign  securities.  Tax  conventions  between  certain  countries and the U.S. may reduce or eliminate such taxes. A Fund,  more than
50% of the value of whose total assets at the close of a taxable year  consists of stock or  securities  in foreign  corporations,  may elect to  "pass-through"  these foreign taxes to its  shareholders,  in which case each shareholder will be required to include its pro rata portion  thereof in its gross income but, if it itemizes  deductions,  will be able to deduct or (subject to various  limitations)
will be able to claim a credit for its portion of such taxes, in computing its federal income tax liability.

..........Each Fund that invests in zero coupon  securities or in other  securities  with original issue  discount (or  securities  with market  discount,  if the Fund elects to include market discount in income  currently) must accrue such discount income  currently even if no corresponding  payment is received.  However,  because income subject to a Fund's Distribution  Requirement includes such accrued discount,  to satisfy that requirement,  a Fund may have to dispose of its securities under disadvantageous  circumstances,  or borrow, to generate the needed cash.

..........Forward currency  contracts,  options and futures contracts  entered into by a Fund may create  "straddles" for federal income tax purposes with other such contracts or with  securities  positions,  and this may affect the character and timing of gains or losses realized by the Fund on such  contracts,  options or  securities.  Certain  straddles  treated as short sales for tax purposes may also result in the loss of the  holding  period of  securities  included  in the  straddles  for  purposes  of the 30% of gross  income test described  above,  and  therefore,  a Fund's ability to enter into forward  currency  contracts,  options and futures  contracts may be limited.

..........Certain  options,  futures and foreign  currency  contracts held by a Fund at the end of each taxable year will be required to be  "marked-to-market"  for federal income tax purposes -- i.e.,  treated as having been sold at market value.  For options and futures contracts,  60% of any gain or loss recognized on these deemed sales and on actual  dispositions  will be treated as long-term  capital gain or loss,  and the  remainder  will be treated as  short-term  capital gain or loss  regardless  of how long the Fund has held such options or futures.  However,  gain or loss  recognized on certain  foreign  currency  contracts will be treated as ordinary  income or loss.

..........If a Fund satisfies  certain  requirements,  any increase in value of a position that is part of a "designated  hedge" will be offset by any  decrease  in value  (whether  realized or not) of the  offsetting  hedging  position  during the period of the hedge for purposes of  determining  whether  the Fund  satisfies  the 30% gross  income  test  above.  Thus,  only the net gain (if any) from the designated  hedge will be included in gross income for purposes of that  limitation.  Each Fund will consider whether it should seek to satisfy those requirements to enable the Fund to qualify for this treatment for hedging transactions.

..........To maintain a constant  $1.00 per share NAV, the  Directors of the ASAF Money Market Fund (the "Money Market Fund") may direct that the number of  outstanding  shares be reduced pro rata.  If this  adjustment  is made,  it will  reflect the lower market value of portfolio  securities and not realized losses.  The adjustment may result in a shareholder  having more dividend income than net income in his account for a period.  When the number of outstanding  shares of the Money Market Fund is reduced,  the  shareholder's  basis in the shares of the Fund may be adjusted to reflect the difference  between taxable income and net dividends actually  distributed.  This difference may be realized as a capital loss when the shares are liquidated.

..........Distributions  from a Fund's  current or  accumulated  earnings  and  profits  ("E&P"),  as computed  for  federal  income tax purposes,  will be taxable as described in the Company's  Prospectus  whether taken in shares or in cash. These  distributions  will be treated as dividends,  but will qualify for the 70%  dividends-received  deduction for the Fund's  corporate  shareholders  only to the extent designated in a notice to the Fund's  shareholders as being  attributable to dividends received by the Fund.  Distributions,  if any, in excess of E&P will  constitute a return of capital,  which will first  reduce an  investor's  tax basis in a Fund's  shares and thereafter  (after  such basis is reduced  to zero)  will  generally  give rise to  capital  gains.  Shareholders  electing  to receive distributions  in the form of additional  shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the  distributions in cash,  divided by the number of shares received.

..........At the time of an  investor's  purchase of shares of a Fund  (other than the Money  Market  Fund),  a portion of the  purchase price is often  attributable to realized or unrealized  appreciation  in the Fund's  portfolio or  undistributed  taxable income of the
Fund.  Consequently,  subsequent  distributions from such appreciation or income may be taxable to such investor even if the NAV of the investor's  shares is, as a result of the  distributions,  reduced below the investor's cost for such shares,  and the distributions in reality represent a return of a portion of the purchase price.

..........Upon a redemption  of shares of a Fund,  other than the Money Market Fund  (including  an exchange for other Fund  shares),  a shareholder  may  realize  a  taxable  gain or loss.  Such  gain or loss  will be  capital  if the  shares  are  capital  assets in the shareholder's hands and will be long-term or short-term capital gain or loss,  depending upon the shareholder's  holding period for the shares.  A sales charge paid in purchasing  shares of a Fund ("load  charge")  cannot be taken into account for purposes of determining gain or loss on the  redemption  or  exchange of such shares  within 90 days after their  purchase to the extent  shares of the same or another Fund are  subsequently  acquired  without  payment of a load charge  pursuant to a  reinvestment  or exchange  privilege.  Such disregarded load charge will result in an increase in the shareholder's tax basis in the Fund shares subsequently  acquired.  Also, any loss  realized on a redemption  or exchange of shares of a Fund will be  disallowed  to the extent the shares  disposed of are replaced with shares of the same Fund within a period of 61 days  beginning  30 days before and ending 30 days after such  disposition.  In such a case,  the basis of the shares  acquired  will be adjusted to reflect the  disallowed  loss. If Fund shares are redeemed or exchanged at a loss after being held for six months or less, the loss will be treated as long-term,  instead of  short-term,  capital loss to the extent of any capital gains distributions received on those shares.

..........Each  shareholder  will be required to furnish its social  security or taxpayer  identification  number and certify  that such number is correct and that the shareholder is not subject to back-up  withholding  for failure to report income to the IRS.  Failure to comply with applicable IRS regulations,  including the certification  procedures described above, may result in the Fund being required to collect back-up withholding at a 31% rate on taxable distributions and redemptions to the shareholder.

..........Different tax  treatment,  including  penalties on certain excess  contributions  and deferrals,  certain  pre-retirement  and post-retirement  distributions  and certain  prohibited  transactions,  is accorded to  shareholder  accounts  maintained  as qualified retirement plans.  Shareholders should consult their tax advisers for more information.

..........The foregoing  discussion  relates solely to federal  income tax law as applicable to U.S.  persons  (i.e.,  U.S.  citizens or residents and U.S.  domestic  corporations,  partnerships,  trusts or estates)  generally.  The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions.

..........A foreign  shareholder  (i.e.,  a nonresident  alien  individual,  foreign  trust or estate,  foreign  corporation  or foreign partnership)  not engaged in a U.S. trade or business with which its  investment in a Fund is effectively  connected will be subject to federal income tax treatment that is different from that described  above.  These  investors may be subject to U.S.  withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts  treated as ordinary  dividends from a Fund and,  unless an effective IRS Form W-8 or authorized  substitute is on file, to backup  withholding  at the rate of 31% on certain other  payments from the Fund.  Distributions  treated as long term capital gains to foreign  shareholders  will not be subject to federal income tax unless the  distributions  are effectively  connected with the  shareholder's  U.S. trade or business or, in the case of a non-resident  alien individual,  the  shareholder  is present in the U.S. for more than 182 days during the taxable year and certain other  conditions  are met.  Non-U.S.  investors  should  consult  their tax advisers  regarding  such  treatment and the  application  of foreign taxes to an investment in any Fund.

..........State and Local Tax  Consequences.  Each Fund may be subject to state or local taxes in  jurisdictions  in which such Fund may be deemed to be doing  business.  In addition,  in those states or  localities  which have income tax laws,  the treatment of such Fund and its  shareholders  under such laws may differ from their  treatment  under federal income tax laws, and investment in such Fund may have different tax  consequences  for  shareholders  than would direct  investment in such Fund's  portfolio  securities.  Shareholders should consult their own tax advisers with respect to any state or local taxes.

                                                    CAPITAL STOCK OF THE COMPANY &
                                                    PRINCIPAL HOLDERS OF SECURITIES

..........Capital  Stock.  The  authorized  capital stock of the Company  consists of the following  shares (par value $.001 per share):
ASAF DeAM  International  Equity Fund (125  million);  ASAF  American  Century  International  Growth Fund (125  million);  ASAF Strong
International Equity Fund (125 million);  ASAF William Blair International  Growth Fund (100 million);  ASAF PBHG Small-Cap Growth Fund
(125 million);  ASAF DeAM Small-Cap  Growth Fund (125 million);  ASAF Gabelli  Small-Cap  Value Fund (125 million);  ASAF Goldman Sachs
Mid-Cap Growth Fund (125 million);  ASAF Neuberger  Berman Mid-Cap Growth Fund (125 million);  ASAF Neuberger Berman Mid-Cap Value Fund
(125 million);  ASAF Alger All-Cap Growth Fund (125 million);  ASAF Gabelli All-Cap Value Fund (125 million);  ASAF INVESCO  Technology
Fund (125  million);  ASAF INVESCO  Health  Sciences Fund (125 million);  ASAF ProFund  Managed OTC Fund (125  million);  ASAF Alliance
Growth Fund (125 million);  ASAF Marsico Capital Growth Fund (200 million);  ASAF Goldman Sachs Concentrated Growth Fund (325 million);
ASAF DeAM Large-Cap  Growth Fund (125 million);  ASAF T. Rowe Price Tax Managed Fund (125 million);  ASAF  Alliance/Bernstein  Growth +
Value Fund (125 million);  ASAF Sanford  Bernstein Core Value Fund (125 million);  ASAF DeAM Large-Cap  Value Fund (125 million);  ASAF
Sanford  Bernstein  Managed Index 500 Fund (125  million);  ASAF Alliance  Growth and Income Fund (125  million);  ASAF MFS Growth with
Income Fund (125  million);  ASAF INVESCO  Capital  Income Fund (125  million);  ASAF  American  Century  Strategic  Balanced Fund (125
million);  ASAF Federated High Yield Bond Fund (125  million);  ASAF PIMCO Total Return Bond Fund (125 million);  and ASAF Money Market
Fund (1.5 billion).

..........Description of Shares.  The Company  currently has thirty-one  separate series of shares,  each of which is divided into Class
A, B, C and X shares.  The Directors of the Company are authorized to establish,  from time to time and without  shareholder  approval, additional  series or classes of shares.  The assets of each series of shares belong only to that series,  and the  liabilities of each series are borne  solely by that series and no other.  Shares of each Fund  represent  equal  proportionate  interests in the assets of that Fund only and have identical voting,  dividend,  redemption,  liquidation,  and other rights. Each class of shares, however, bears different sales charges,  distribution fees and related expenses,  and has exclusive voting rights with respect to its respective 12b-1
Distribution  and Service Plan.  All shares issued are fully paid,  non-assessable  and freely  transferable,  and have no  preference, preemptive or similar rights.

..........Shareholder  Voting and  Meetings.  The shares of the Funds are entitled to vote  separately  to approve  investment  advisory agreements  or changes in  investment  restrictions,  but  shareholders  of all series vote  together in the election and  selection of directors.  Each  shareholder  is  entitled  to one vote for each share (and to the  appropriate  fractional  vote for each  fractional share) of the Funds held upon all matters  submitted to the  shareholders  generally.  Shareholders  of all Funds and classes will vote together as a single class,  except when  otherwise  required by applicable  law or as determined by the Directors of the Company;  and provided  that  shareholders  of a  particular  Fund or class  shall not be  entitled  to vote on any matter  which does not affect any interest of that Fund or class,  except as otherwise  required by  applicable  law. The  Directors of the Company do not intend to hold annual  meetings of  shareholders  of the Funds,  and will call special  meetings of  shareholders of a Fund only if required under the
1940 Act and other applicable law, in their  discretion or upon written request of holders of 10% or more of the outstanding  shares of that Fund  entitled  to vote.  Although  Directors  are not elected  annually  by the  shareholders,  shareholders  have under  certain circumstances  the right to remove  one or more  Directors.  If  required  by  applicable  law,  a meeting  will be held to vote on the removal of a  Director  or  Directors  of the  Company if  requested  in writing by the  holders of not less than 10% of the  Company's outstanding shares.

The following table lists persons owning more than 5% of any class of the Fund's outstanding shares as of February 3, 2003.

                                American Skandia Advisor Funds, Inc., - Report of 5% or Greater Owners
                                ----------------------------------------------------------------------

                                                        As of February 3, 2003
                                                        ----------------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
          Fund and Share Class                        Owner Name                             Address                  Percent
                                                                                                                     Ownership
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF Strong International Equity Fund     AS College Savings 75% Equity        100 Heritage Reserve                       6.17%
Class A                                   Attn:  Portfolio Support             Menomonee Fls, WI 53051-4400
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF Strong International Equity Fund     N/A                                  N/A                                          N/A
Class B
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF Strong International Equity Fund     PFPC FBO American Skandia            211 S Gulph Road                          17.62%
Class C                                   Attn: PFPC Brokerage Services        King of Prussia, PA 19406-3101
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF Strong International Equity Fund     N/A                                  N/A                                          N/A
Class X
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF William Blair International Growth   N/A                                  N/A                                          N/A
Fund
Class A, B, C and X
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF American Century International       N/A                                  N/A                                          N/A
Growth Fund Class A and B
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF American Century International       PFPC FBO American Skandia            211 S. Gulph Road                         18.96%
Growth Fund Class C                       Attn: PFPC Brokerage Services        King of Prussia, PA 19406-3101
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF American Century International       N/A                                  N/A                                          N/A
Growth Fund Class X
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF DeAM International Equity Fund       N/A                                  N/A                                          N/A
Class A and B
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF DeAM International Equity Fund       PFPC FBO American Skandia            211 S. Gulph Road                          7.13%
Class C                                   Attn: PFPC Brokerage Services        King of Prussia, PA 19406-3101
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF DeAM International Equity Fund
Class X                                   N/A                                  N/A                                          N/A
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF PBHG Small-Cap Growth Fund           Wells Fargo Bank Minnesota NA FBO    P.O. Box 1533                              5.50%
Class A                                   American Skandia Lifestyle           Minneapolis, MN 55480-1533
                                          Security Plan
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF PBHG Small-Cap Growth Fund           N/A                                  N/A                                          N/A
Class B, C and X
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF DeAM Small-Cap Growth Fund           American Skandia Investment          One Corporate Drive                        5.36%
Class A                                   Services, Inc. Fund Investment       Shelton, CT 06484
                                          Seeding Account
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF DeAM Small-Cap Growth Fund           N/A                                  N/A                                          N/A
Class B
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF DeAM Small-Cap Growth Fund           PFPC FBO American Skandia            211 S. Gulph Road                          7.45%
Class C                                   Attn: PFPC Brokerage Services        King of Prussia, PA 19406-3101
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF DeAM Small-Cap Growth Fund           N/A                                  N/A                                          N/A
Class X
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF Gabelli Small-Cap Value Fund         N/A                                  N/A                                          N/A
Class A and B
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF Gabelli Small-Cap Value Fund         PFPC FBO American Skandia            211 S. Gulph Road                          9.11%
Class C                                   Attn: PFPC Brokerage Services        King of Prussia, PA 19406-3101
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF Gabelli Small-Cap Value Fund         N/A                                  N/A                                          N/A
Class X
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF Goldman Sachs Mid-Cap Growth Fund    N/A                                  N/A                                          N/A
Class A and B
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF Goldman Sachs Mid-Cap Growth Fund    PFPC FBO American Skandia            211 S. Gulph Road                         15.08%
Class C                                   Attn: PFPC Brokerage Services        King of Prussia, PA 19406-3101
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF Janus Mid-Cap Growth Fund            Attn:  Mutual Funds Dept             One Commerce Square                        5.32%
Class X                                   Fiserv Securities Inc.               2005 Market Street Ste1200
                                          FAO 52519516                         Philadelphia, PA 19103
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF Neuberger Berman Mid-Cap Value       N/A                                  N/A                                          N/A
Fund Class A and B
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF Neuberger Berman Mid-Cap Value       PFPC FBO American Skandia            211 S. Gulph Road                          5.84%
Fund Class C                              Attn: PFPC Brokerage Services        King of Prussia, PA 19406-3101
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF Neuberger Berman Mid-Cap Value       N/A                                  N/A                                          N/A
Fund Class X
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF Neuberger Berman Mid-Cap Growth      N/A                                  N/A                                          N/A
Fund Class A and B
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF Neuberger Berman Mid-Cap Growth      PFPC FBO American Skandia            211 S. Gulph Road                          5.42%
Fund Class C                              Attn: PFPC Brokerage Services        King of Prussia, PA 19406-3101
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF Neuberger Berman Mid-Cap Growth      N/A                                  N/A                                          N/A
Fund Class X
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF Alger All-Cap Growth Fund            Wells Fargo Bank Minnesota           P.O. Box 1533                              7.56%
Class A                                   American Skandia #5000149000         Minneapolis, MN 55480-1533
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF Alger All-Cap Growth Fund            N/A                                  N/A                                          N/A
Class B and C
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF Alger All-Cap Growth Fund            NFSC FEBO #STL-523704.               21711 Cliff View Drive                     5.06%
Class X                                   Cust for the Rollover IRA of         San Antonio, TX 78259-2041
                                          Michael E. Evans
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF Gabelli All-Cap Value Fund           AS College Savings 85% Equity        100 Heritage Reserve                       5.04%
Class A                                   Attn: Portfolio Support              Menomonee Fls, WI 53051-4400

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
                                          Wells Fargo Bank Minnesota           P.O. Box 1533                             11.25%
                                          American Skandia #5000149000         Minneapolis, MN 55480-1533
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF Gabelli All-Cap Value Fund           N/A                                  N/A                                          N/A
Class B , C and X
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF INVESCO Technology Fund              N/A                                  N/A                                          N/A
Class A, B, C and X
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF INVESCO Health Sciences Fund         MCB Trust Services as Trustee FBO    700 17th Street, Ste 300                   5.38%
Class A                                   Nicholas & Company Inc. 401k Plan    Denver, CO 80202-3507
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF INVESCO Health Sciences Fund         N/A                                  N/A                                          N/A
Class B, C and X
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF ProFund Managed OTC Fund             N/A                                  N/A                                          N/A
Class A, B and C
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF ProFund Managed OTC Fund             State Street Bank & Trust Co         176 Dark Swamp Road                        7.92%
Class X                                   Cust for the IRA of Brenda M.        Dingmans Fry, PA 18328-9663
                                          Gartner
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF Alliance Growth Fund                 Wells Fargo Bank Minnesota NA        P.O. Box 1533                              6.28%
Class A                                   American Skandia #5000149000         Minneapolis, MN 55480-1533
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF Alliance Growth Fund                 N/A                                  N/A                                          N/A
Class B
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF Alliance Growth Fund                 PFPC FBO American Skandia            211 S. Gulph Road                         19.79%
Class C                                   Attn: PFPC Brokerage Services        King of Prussia, PA 19406-3101
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF Alliance Growth Fund                 N/A                                  N/A                                          N/A
Class X
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF Marsico Capital Growth Fund          N/A                                  N/A                                          N/A
Class A, B, C and X
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF Goldman Sachs Concentrated Growth    N/A                                  N/A                                          N/A
Fund
Class A, B, C and X
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF DeAM Large-Cap Growth Fund           Carl Szabelski &                     6569 Arnold Road                           5.61%
Class A                                   Susan Szabelski  JTWROS              Cottrellville, MI 48039

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
                                          Marvin Remmich                       701 Saint George Rd                        5.23%
                                                                               Danville, CA 94526

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
                                          State Street Bank & Trust Co. Cust   8126 E. Monte Avenue                      21.70%
                                          Roth Contribution IRA 2002           Mesa, AZ 85208-5259
                                          Clarence A. Boehnke

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
                                          First Clearing Corporation           303 Mountain Avenue Apt 122               14.41%
                                          A/C 3744-4642                        Waukesha, WI 53188
                                          Dennnis A. Gajewski (IRA)
                                          FCC as Custodian

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
                                          RBC Dain Rauscher Cust               4547 Pebble Beach Drive                   10.32%
                                          Paul Walker                          Stockton, CA 95219

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF DeAM Large-Cap Growth Fund           Michael T. Miller Ttee               49063 Maplewood Lane                       5.87%
Class B                                   The Michael T. Miller Trust          Macomb Twp, MI 48044-1666

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
                                          Francine L. Ross                     57 Scott Drive                            20.15%
                                                                               Troy, NY 12180

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
                                          Carmelita A. Lovett                  5400 Farwell Lake Road                    12.46%
                                                                               Horton, MI 49246

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
                                          RBC Dain Rauscher Custodian          1220 Lansdowne Court                       7.09%
                                          Erna Javens IRA                      Brookfield, WI 53045
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF DeAM Large-Cap Growth Fund           Tecla M. Hutek TTEE                  7833 E Nopal Ave                           5.83%
Class C                                   Tecla M. Hutek Living Trust          Mesa, AZ 85208

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
                                          PFPC FBO American Skandia            211 S. Gulph Road                         67.18%
                                          Attn: PFPC Brokerage Services        King of Prussia, PA 19406-3101

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
                                          RBD Dain Rauscher Cust               3640 Tiffany Ridge                         7.17%
                                          Paul L. Thompson                     Cincinnati, OH 45241-3850

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF DeAM Large-Cap Growth Fund           State Street Bank & Trust Co.        112 W 36th St                             26.63%
Class X                                   Cust for the IRA of                  Reading, PA 19606
                                          Ronald F. Horn

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
                                          State Street Bank & Trust Co.        1819 Old Mill Road                         8.88%
                                          Cust for the IRA of                  Germantown, TN 38138
                                          Vance P. Collins

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
                                          State Street Bank & Trust Co.        609 Coralwood Ct                          11.97%
                                          Cust for the IRA of                  Kingsport, TN 37663
                                          Dale Pittenger

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
                                          State Street Bank & Trust Co.        501 E. Clen Moore Blvd                     5.91%
                                          Cust for the IRA of                  New Castle, PA 16105
                                          Rosemarie Flamino

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
                                          State Street Bank & Trust Co.        501 E. Clen Moore Blvd                    39.02%
                                          Cust for the IRA of                  New Castle, PA 16105
                                          Arthur Flamino

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF T. Rowe Price Tax Managed Fund       Donaldson Lufkin Jenrette            P.O. Box 2052                             18.82%
Class A                                   Securities Corporation Inc.          Jersey City, NJ 07303
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
                                          Antoinette M. Piotti                 219 Brookline Blvd                         5.52%
                                                                               Havertown, PA  19083-3920

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
                                          Albert Nicoletti                     38 Fox Hall Drive                          5.47%
                                                                               Rochester, NY  14609-3256

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
                                          NFSC FEBO #AC4-174718                461 Mystic Street                          5.44%
                                          Timothy T. Law                       St. Paul, MN 55119
                                          Diane L. Law

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
                                          State Street Bank & Trust Co         24 Randolph Avenue                         5.52%
                                          Cust for the IRA of John W.          Randolph, NJ 07869-1214
                                          Donnelly
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF T. Rowe Price Tax Managed Fund       LPL Financial Services               9785 Towne Centre Drive                    7.11%
Class B                                   A/C 4743-3494                        San Diego, CA 92121-1968
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF T. Rowe Price Tax Managed Fund       PFPC FBO American Skandia            211 S. Gulph Road                         60.29%
Class C                                   Attn: PFPC Brokerage Services        King of Prussia, PA 19406-3101

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF T. Rowe Price Tax Managed Fund       State Street Bank & Trust Co. Cust   4230 Flippen Trl                          11.25%
Class X                                   for the IRA of                       Norcross, GA 30092
                                          FBO Richard J. Kester Jr.

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
                                          State Street Bank & Trust Co. Cust   2824 Cascade Drive                         7.99%
                                          for the IRA of Thomas G. Lawson      Gainesville, GA 30504-5704

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
                                          Nick Agpalo DMD Inc PSP              4120 Eagle Rock Blvd                       8.18%
                                          Nick A & Esther A Agpalo TTEE        Los Angeles, CA 90065
                                          FBO Nick A Agpalo DMD Inc

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
                                          Ardelle Donohue                      2901 167th Street                          6.79%
                                                                               Flushing, NY 11358

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
                                          Raymond James & Assoc. Inc.          880 Carillon Pkwy                          5.19%
                                          FBO Incrocci, RW                     St. Petersburg, FL 33716-1100
                                          BIN #436206646

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
                                          Prudential Securities Inc. for the   505621638 507644408                        5.19%
                                          Benefit of: Randall Rehmeier &       One NY Plaza
                                          Candace K. Rehmeier Jt Te            New York, NY

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
                                          First Clearing Corporation           13004 Sunstone Ct                          6.65%
                                          A/C 7022-3039                        Silver Springs, MD 20904-5282
                                          Joyce J. Schultz IRA
                                          FCC as Custodian
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF Alliance/Bernstein Growth + Value    N/A                                  N/A                                          N/A
Fund Class A, B and C
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF Alliance/Bernstein Growth + Value    State Street Bank & Trust Co.        1 Green Hill Road                          5.69%
Class X                                   Cust for the Rollover IRA of         Chester, NJ 07930-2729
                                          Lynne Swanbeck

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF Sanford Bernstein Core Value Fund    Stanton Trust Company                1511 SW 1st Ave, Ste 200                   6.76%
Class A                                   FBO Ocala Heart Institute Inc. 401k  Ocala, FL 34474
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF Sanford Bernstein Core Value Fund    N/A                                  N/A                                          N/A
Class B
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF Sanford Bernstein Core Value Fund    PFPC FBO American Skandia            211 Gulph Rd                              33.77%
Class C                                   Attn:  PFPC Brokerage Services       King of Prussia, PA  19406-3101
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF Sanford Bernstein Core Value Fund    N/A                                  N/A                                          N/A
Class X
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF Sanford Bernstein Managed Index      N/A                                  N/A                                          N/A
500 Fund
Class A, B, C and X
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF DeAM Large-Cap Value Fund            State Street Bank Simple IRA         1907 Greely St So                         14.11%
Class A                                   American Assets Management NDFI      Stillwater, MN 55082-6012
                                          SIM Laura L. Falkenhagen

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
                                          State Street Bank & Trust Co         W8197 Old Carney Lake Rd                   7.86%
                                          Cust for the Rollover IRA of         Iron Mountain, MI 49801-9330
                                          James P. Giromini

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
                                          State Street Bank & Trust Co         412 Chaparro Street                        8.80%
                                          Cust for the Rollover IRA of         Caldwell, ID 83605-5760
                                          James L. Stewart

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
                                          State Street Bank & Trust Co         5708 Venoy Road                           11.21%
                                          Cust for the IRA of                  Saginaw, MI 48604
                                          FBO Larry O Orndorff

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
                                          First Clearing Corporation           303 Mountain Avenue, Apt 122              13.28%
                                          A/C 3744-4642                        Waukesha, WI 53188-5066
                                          Dennis A. Gajewski (IRA)
                                          FCC as Custodian
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF DeAM Large-Cap Value Fund            Francine L. Ross                     57 Scott Drive                            10.87%
Class B                                                                        Troy, NY 12180

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
                                          State Street Bank & Trust Co         1698 Woodridge Pl                          5.67%
                                          Cust for the IRA of                  Cairo, GA39828
                                          FBO Russell B. Gainous Jr.

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
                                          McDonald Investments Inc. (FBO)      Ste 2100                                   8.23%
                                          62780319                             800 Superior Avenue
                                                                               Cleveland, OH 44114

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
                                          Southwest Securities Inc.  FBO       P.O. Box 509002                            6.63%
                                          Terry L. Wrench                      Dallas, TX 75250
                                          Southwest Securities Inc.  ROLLIRA
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF DeAM Large-Cap Value Fund            State Street Bank & Trust Co         2695 Park Place Blvd Apt 3                 7.56%
Class C                                   Cust for the IRA of                  Melbourne, FL 32935
                                          Paul A. Wielage

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
                                          Tecla M. Hutek TTEE                  7833 E Nopal Ave                           7.29%
                                          Tecla M. Hutek Living Trust          Mesa, AZ 85208

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
                                          PFPC FBO American Skandia            211 Gulph Rd                              22.50%
                                          Attn:  PFPC Brokerage Services       King of Prussia, PA  19406-3101

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
                                          First Clearing Corporation           401 Lanternback Island Drive               9.92%
                                          A/C 2841-1392                        Satellite Beach, FL 32937
                                          Gilbert E. Paradies &
                                          Phyllis F. Paradies Ttees C/F

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
                                          First Clearing Corporation           420 Shell Cove Drive                       7.54%
                                          A/C 8738-2118                        Melbourne, FL 32940
                                          Helga B. Wilson Trust
                                          Helga B. Wilson TTEE
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF DeAM Large-Cap Value Fund            State Street Bank Simple IRA         53 Iroquois Avenue                         6.62%
Class X                                   Boss Glass Company NDFI SIM-IRA      Lincoln Park, NJ 07035
                                          Bruce Hernsdorf

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
                                          State Street Bank & Trust Co         25 Bloch Ter                              14.86%
                                          Cust for the IRA of                  Lake Oswego, OR 97035-1407
                                          John M. Dehoney

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
                                          State Street Bank & Trust Co         17450 SE Royer Rd                          8.35%
                                          Cust for the IRA of                  Clackamas, OR 97015
                                          Carole C. Crowley

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
                                          State Street Bank & Trust Co         1671 Heritage Drive                       10.27%
                                          Cust for the IRA of                  Pahrump, NV 89048
                                          Darlene D. Hamrick

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
                                          State Street Bank & Trust Co         1375 Apple Lane                           17.36%
                                          Cust for the IRA of                  East Meadow, NY 11554
                                          Matthew V. Decillis

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
                                          State Street Bank & Trust Co         5234 E. Street                             7.49%
                                          Cust for the IRA of                  Springfield, OR 97478
                                          James Y. Brady

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF Alliance Growth and Income Fund      N/A                                  N/A                                          N/A
Class A and B
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF Alliance Growth and Income Fund      PFPC FBO American Skandia            211 S Gulph Rd                             8.51%
Class C                                   Attn:  PFPC Brokerage Services       King of Prussia, PA 19406-3101
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF Alliance Growth and Income Fund      N/A                                  N/A                                          N/A
Class X
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF MFS Growth with Income Fund Class    N/A                                  N/A                                          N/A
A and B
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF MFS Growth with Income Fund Class C  PFPC FBO American Skandia            211 S. Gulph Road                         11.95%
                                          Attn: PFPC Brokerage Services        King of Prussia, PA 19406
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF MFS Growth with Income Fund Class X  N/A                                  N/A                                          N/A
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF INVESCO Capital Income Fund Class    N/A                                  N/A                                          N/A
A, B, C and X
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF American Century Strategic           City of Waterbury Pension Plan       236 Grand Street                           5.93%
Balanced Fund Class A                     Attn: Douglas Rinaldi                Waterbury, CT 06702
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF American Century Strategic           N/A                                  N/A                                          N/A
Balanced Fund Class B
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF American Century Strategic           Raymond James & Assoc Inc. FBO       880 Carillon Pkwy                          6.67%
Balanced Fund Class C                     Cordes                               St. Petersburg, FL  33716-1100
                                          BIN # 54021275
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF American Century Strategic           N/A                                  N/A                                          N/A
Balanced Fund Class X
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF Federated High Yield Bond Fund       Marquette Trust Company              56 Washington Street, Ste 401              9.12%
Class A                                   Blachly, Tabor, Bozik & Hartman      Valparaiso, IN 46383-5505
                                          401k Plan
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF Federated High Yield Bond Fund       N/A                                  N/A                                          N/A
Class B
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF Federated High Yield Bond Fund       PFPC FBO American Skandia            211 S Gulph Road                          10.56%
Class C                                   Attn:  PFPC Brokerage Services       King of Prussia, PA  19406-3101
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF Federated High Yield Bond Fund       N/A                                  N/A                                          N/A
Class X
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF PIMCO Total Return Bond Fund         N/A                                  N/A                                          N/A
Class A and B
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF PIMCO Total Return Bond Fund         PFPC FBO American Skandia            211 S Gulph Road                          10.68%
Class C                                   Attn:  PFPC Brokerage Services       King of Prussia, PA  19406-3101
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF PIMCO Total Return Bond Fund         N/A                                  N/A                                          N/A
Class X
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF Money Market Fund                    N/A                                  N/A                                          N/A
Class A and B
----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF Money Market Fund                    PFPC FBO American Skandia            211 S Gulph Road                           5.50%
Class C                                   Attn:  PFPC Brokerage Services       King of Prussia, PA  19406-3101

----------------------------------------- ------------------------------------ ------------------------------------ ------------
----------------------------------------- ------------------------------------ ------------------------------------ ------------
ASAF Money Market Fund                    N/A                                  N/A                                          N/A
Class X
----------------------------------------- ------------------------------------ ------------------------------------ ------------

                                                           OTHER INFORMATION

REPORTS TO SHAREHOLDERS:

..........Shareholders of each Fund are provided unaudited semi-annual  financial  statements,  as well as year-end financial statements audited by the Company's  independent public accountants.  Each Fund's financial  statements show the investments owned by the Fund and the  market  values  thereof.  Additionally,  each  Fund's  financial  statements  provide  other  information  about  the Fund and its operations.

DOMESTIC AND FOREIGN CUSTODIANS:

..........pFPC Trust Company, located at Airport Business Center,  International Court 2, 200 Stevens Drive, Philadelphia,  Pennsylvania
19113, serves as custodian for all domestic cash and securities holdings of the Funds investing  primarily in domestic  securities.  JP
Morgan Chase Bank, located at 4 MetroTech Center,  Brooklyn,  New York 11245,  serves as custodian for all cash and securities holdings of the ASAF DeAM International  Equity Fund, the ASAF American Century  International Growth Fund, the ASAF Strong International Equity
Fund, and the ASAF William Blair  International  Growth Fund, and co-custodian for all foreign  securities  holdings of the Funds which invest primarily in domestic securities.

TRANSFER AGENT:

..........American  Skandia  Funds  Services,  Inc.  (the  "Transfer  Agent," as previously  defined),  located at One Corporate  Drive,
Shelton,  CT 06484, serves as the transfer agent for the Company.  In addition,  Boston Financial Data Services,  Inc. the Sub-transfer
Agent provides certain shareholder-related services to the Company including acting as dividend paying agent.

INDEPENDENT ACCOUNTANTS:

..........PricewaterhouseCoopers  LLP,  located at Two Commerce  Square,  Suite 1700,  2001 Market  Street,  Philadelphia,  Pennsylvania
19103, has been selected as the independent  certified public  accountants of the Company,  providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.

Legal Counsel:

..........Stradley Ronon Stevens & Young, LLP, located at 2600 One Commerce Square,  Philadelphia,  PA 19103-7098,  serves as counsel to the Company.

REGISTRATION STATEMENT:

..........This SAI and the Company's  Prospectus do not contain all the  information  included in the Company's  Registration  Statement filed  with the SEC under the  Securities  Act of 1933 with  respect to the  securities  offered by the  Prospectus.  The  Registration
Statement,  including  the exhibits  filed  therewith,  may be examined at the SEC's  offices in  Washington,  D.C. The SEC maintains a
Website (http://www.sec.gov) that contains this SAI, material incorporated by reference, and other information regarding the Funds.

                                                         FINANCIAL STATEMENTS

         The  Company's  audited  financial  statements  for the year ended  October 31, 2002 are  incorporated  in this  Statement  of
Additional  Information  by reference to Annual  Report to  Shareholders  for each Fund.  The audited  financial  statements  have been audited by PricewaterhouseCoopers LLP, independent accountants.

                                                               APPENDIX

..........The rating  information which follows  describes how the rating services  mentioned  presently rate the described  securities.
No reliance is made upon the rating  firms as  "experts"  as that term is defined for  securities  purposes.  Rather,  reliance on this information is on the basis that such ratings have become generally accepted in the investment business.

                                            Description of Certain Debt Securities Ratings
                                            ----------------------------------------------

Moody's Investors Service, Inc. ("Moody's"):

..........Aaa -- Bonds which are rated Aaa are judged to be of the best  quality.  They carry the  smallest  degree of  investment  risk and are generally  referred to as "gilt edge."  Interest  payments are  protected by a large,  or  exceptionally  stable,  margin,  and principal is secure.  While the various protective  elements are likely to change,  such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

..........Aa -- Bonds which are rated Aa are judged to be of high quality by all  standards.  Together  with the Aaa group they comprise what are  generally  known as high grade bonds.  They are rated lower than the best bonds because  margins of protection  may not be as large as in Aaa  securities or fluctuation of protective  elements may be of greater  amplitude or there may be other elements  present which make the long-term risk appear somewhat larger than the Aaa securities.

..........A -- Bonds which are rated A possess many  favorable  investment  attributes  and are to be considered  as  upper-medium-grade obligations.  Factors giving  security to principal and interest are considered  adequate,  but elements may be present which suggest a susceptibility to impairment some time in the future.

..........Baa -- Bonds which are rated Baa are  considered as medium grade  obligations  (i.e.,  they are neither  highly  protected nor poorly  secured).  Interest  payments and principal  security  appear adequate for the present but certain  protective  elements may be
lacking  or  may  be  characteristically   unreliable  over  any  great  length  of  time.  Such  bonds  lack  outstanding   investment
characteristics and in fact have speculative characteristics as well.

..........Ba -- Bonds which are rated Ba are judged to have  speculative  elements;  their future  cannot be considered as well assured.
Often the  protection of interest and principal  payments may be very  moderate and thereby not well  safeguarded  during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

..........B -- Bonds which are rated B generally lack  characteristics  of a desirable  investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

..........Caa -- Bonds  which are rated Caa are of poor  standing.  Such  issues may be in default or there may be present  elements  of danger with respect to principal or interest.

..........Ca -- Bonds  which are rated Ca  represent  obligations  which are  speculative  in a high  degree.  Such  issues are often in default or have other marked shortcomings.

..........C -- Bonds  which are rated C are the lowest  rated  class of bonds and issues so rated can be  regarded  as having  extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Corporation ("Standard & Poor's"):

..........AAA -- Debt rated AAA has the highest rating  assigned by Standard & Poor's.  Capacity to pay interest and repay  principal is extremely strong.

..........AA -- Debt rated AA has a strong  capacity to pay interest  and repay  principal,  and differs  from the highest  rated issues only in a small degree.

..........A -- Debt rated A has a strong capacity to pay interest and repay  principal,  although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB - Debt rated BBB is regarded as having an adequate  capacity to pay interest and repay  principal.  Whereas they  normally exhibit adequate protection  parameters,  adverse economic  conditions or changing  circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

..........BB, B, CCC,  CC, C -- Debt rated BB, B, CCC, CC and C is regarded as having  predominantly  speculative  characteristics  with respect to capacity to pay interest and repay  principal.  BB indicates the least degree of speculation  and C the highest.  While such debt will  likely  have some  quality  and  protective  characteristics,  these are  outweighed  by large  uncertainties  of major risk exposures to adverse conditions.

..........BB -- Debt rated BB has less  near-term  vulnerability  to default  than other  speculative  issues.  However,  it faces major ongoing  uncertainties or exposure to adverse business,  financial,  or economic  conditions which could lead to inadequate capacity to meet timely  interest  and  principal  payments.  The BB rating is also used for debt  subordinated  to senior debt that is assigned an actual or implied BBB rating.

..........B -- Debt rated B has a greater  vulnerability  to default but  currently  has the  capacity  to meet  interest  payments  and principal repayments.  Adverse business,  financial,  or economic conditions will likely impair capacity or willingness to pay interest and repay  principal.  The B rating  category is also used for debt  subordinated  to senior debt that is assigned an actual or implied
BB or BB-rating.

..........CCC -- Debt rated CCC has a currently  identifiable  vulnerability  to default,  and is  dependent  upon  favorable  business, financial,  and economic  conditions to meet timely payment of interest and repayment of principal.  In the event of adverse  business, economic or financial  conditions,  it is not likely to have the capacity to pay interest and repay principal.  The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

..........CC -- The rating CC  typically  is applied to debt  subordinated  to senior  debt that is  assigned  an actual or implied  CCC rating.

..........C -- The C rating may be used to cover a situation where a bankruptcy  petition has been filed,  but debt service payments are continued.

..........CI -- The rating CI is reserved for income bonds on which no interest is being paid.

..........D -- Debt rated D is in payment default.  The D rating category is used when interest  payments or principal  payments are not made on the date due, even if the applicable  grace period has not expired,  unless  Standard & Poor's believes that such payments will be made during such grace period.  The D rating also will be used upon the filing of bankruptcy  petition if debt service  payments are jeopardized.

..........Plus (+) or minus (-) -- Ratings  from AA to CCC may be  modified  by the  addition  of a plus of minus sign to show  relative standing within the major rating categories.

                                            Description of Certain Commercial Paper Ratings
                                            -----------------------------------------------

Moody's:

..........Prime-1 -- Issuers rated  Prime-1 (or  supporting  institutions)  have a superior  ability for repayment of senior  short-term debt  obligations.  Prime-1  repayment  ability  will often be  evidenced  by many of the  following  characteristics:  leading  market positions  in  well-established  industries;  high  rates of return on funds  employed;  conservative  capitalization  structures  with moderate reliance on debt and ample asset  protection;  broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.
..........Prime-2 -- Issuers  rated  Prime-2  (or  related  supporting  institutions)  have a strong  ability  for  repayment  of senior short-term  debt  obligations.  This will normally be evidenced by many of the  characteristics  cited above,  but to a lesser  degree.
Earnings  trends and coverage  ratios,  while sound,  may be more subject to  variation.  Capitalization  characteristics,  while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

..........Prime-3 -- Issuers  rated Prime-3 (or related  supporting  institutions)  have an  acceptable  ability for repayment of senior short-term debt obligations.  The effect of industry  characteristics  and market  compositions may be more pronounced.  Variability in earnings  and  profitability  may  result in changes in the level of debt  protection  measurements  and may  require  relatively  high financial leverage.  Adequate alternate liquidity is maintained.

..........Not Prime - Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's:

..........A-1 -- This highest  category  indicates that the degree of safety regarding time payment is strong.  Those issues  determined to possess extremely strong safety characteristics are denoted with a plus sign designation.

..........A-2 -- Capacity for timely payment on issues with this  designation is  satisfactory.  However,  the relative degree of safety is not as high as for issues designated "A-1".

         A-3 -- Issues carrying this  designation  have adequate  capacity for timely payment.  They are,  however,  more vulnerable to the adverse effects of the changes in circumstances than obligations carrying the higher designations.

         B -- Issues rated B are regarded as having only speculative capacity for timely payment.

         C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

..........D - Debt rated D is in payment  default.  The D rating category is used when interest  payments or principal  payments are not made on the date due, even if the applicable  grace period has not expired,  unless  Standard & Poor's believes that such payments will be made during such grace period.